As filed with the Securities and Exchange Commission on January 26, 2005

Registration No. 333-74295; 811-09253

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 80	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 81	☒

WELLS FARGO FUNDS TRUST

(Exact Name of Registrant as specified in Charter)

525 Market Street

San Francisco, CA 94105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 643-9691

C. David Messman

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

(Name and Address of Agent for Service)

With a copy to:

Robert M. Kurucza, Esq.

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to Rule 485(b), or

☐	60 days after filing pursuant to Rule 485(a)(1), or

☐	on pursuant to Rule 485(a)(1)

☒	75 days after filing pursuant to Rule 485(a)(2), or

☐	on pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 80 to the Registration Statement of Wells Fargo Funds Trust (the “Trust”) is being filed to register certain Funds and to make changes to certain existing Funds of the Trust.

WELLS FARGO FUNDS TRUST

Cross Reference Sheet

Form N-1A Item Number

Part A	Prospectus Captions
1	Front and Back Cover Pages
2	Objectives
Principal Strategies
Summary of Important Risks
3	Summary of Expenses
Example of Expenses
4	Objectives
Principal Strategies
Summary of Important Risks
See Individual Fund Summaries
Additional Strategies and General Investment Risks
5	Not applicable
6	Organization and Management of the Funds
7	Your Account
How to Buy Shares
How to Sell Shares
Income and Gain Distributions
Taxes
8	Not Applicable
9	See Individual Fund Summaries

Part B	Statement of Additional Information Captions
10	Cover Page and Table of Contents
11	Capital Stock
Cover Page
12	Cover Page
Investment Policies
Additional Permitted Investment Activities and Associated Risks
13	Management
14	Capital Stock
15	Management
Additional Purchase and Redemption Information
16	Portfolio Transactions
17	Capital Stock
18	Determination of Net Asset Value
Additional Purchase and Redemption Information
19	Federal Income Taxes
20	Management
21	Performance Calculations
22	Financial Information

Part C	Other Information
23-30	Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

Wells Fargo Advantage Large Cap Stock Funds

Prospectus

Wells Fargo Advantage C&B Tax-Managed Value Fund

Wells Fargo Advantage Endeavor Large Cap Fund

Wells Fargo Advantage Endeavor Select Fund

Wells Fargo Advantage Equity Index Fund

Wells Fargo Advantage Growth Fund

Wells Fargo Advantage Large Company Core Fund

Wells Fargo Advantage U.S. Value Fund

Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Large Cap Stock Funds

Large Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

C&B Tax-Managed Value Fund	Seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

Endeavor Large Cap Fund	Seeks long-term capital appreciation.

Endeavor Select Fund	Seeks long-term capital appreciation.

Equity Index Fund	Seeks to approximate the total rate of return of substantially all common stocks comprising the S&P 500 Index before fees and expenses.

Growth Fund	Seeks long-term capital appreciation.

Large Company Core Fund	Seeks total return comprised of long-term capital appreciation and current income.

U.S. Value Fund	Seeks total return with an emphasis on long-term capital appreciation.

4	Large Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We emphasize investments in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund’s shareholders by managing the amount of realized gains through reduced portfolio turnover.

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in equity securities and up to 25% of its assets in foreign securities through ADRs and similar investments. Because we retain the flexibility to invest in a relatively small number of stocks, the Fund is considered to be non-diversified.

We invest in common stocks to replicate the Standard & Poor’s 500 Composite Stock Index (S&P 500 Index), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund’s investment results, before expenses.

We invest at least 80% of the Fund’s assets in equity securities. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in U.S. securities. We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more.

Large Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 16;

•	the “Additional Strategies and General Investment Risks” section beginning on page 29; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depository Receipts (“ADRs”) and other similar investments. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

6	Large Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS
C&B Tax-Managed Value Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. In addition, the Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through tax-deferred retirement accounts, such as an Individual Retirement Account (“IRA”) or a 401(k) Plan).
Endeavor Large Cap Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Endeavor Select Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund is considered to be non-diversified because it invests a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Equity Index Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. We attempt to match as closely as possible the performance of the S&P 500 Index. Funds that track the performance of an index do so whether the index rises or falls. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Large Company Core Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our Fund’s active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
U.S. Value Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

Large Cap Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Endeavor Large Cap Fund, Endeavor Select Fund, Growth Fund, Large Company Core Fund and U.S. Value Fund have been in operation for less than one calendar year; therefore, no performance is shown for these Funds.

Effective at the close of business on July 23, 2004, the Wells Fargo C&B Tax-Managed Value Fund was organized as the successor fund to the C&B Tax-Managed Value Fund. The historical performance information shown for the successor fund for periods prior to the fund’s reorganization date reflects the historical information for its predecessor.

C&B Tax-Managed Value Fund Class A Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 19.60%	Worst Qtr.:	Q3 ‘02 • (14.88)%

*	Performance shown reflects the performance of the Fund’s Class D shares. The Fund’s year-to-date performance through March 31, 2004, was 3.04%.

8	Large Cap Stock Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans, or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 7/26/2004)	28.10%	8.62%	10.47%
Class A Returns After Taxes on Distributions	27.97%	7.92%	9.81%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	18.40%	7.13%	8.85%
Class B Returns Before Taxes (Incept. 7/26/2004)	28.10%	8.62%	10.47%
Class C Returns Before Taxes (Incept. 7/26/2004)	28.10%	8.62%	10.47%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	28.69%	(0.57)%	6.43%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	30.03%	3.56%	8.35%
[1]	Performance shown reflects the performance of the Fund’s Class D shares, and includes fees and expenses that are not applicable to and are lower than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class’s returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Class D shares incepted February 12, 1997.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Large Cap Stock Funds Prospectus	9

Performance History

Equity Index Fund Class A Calendar Year Returns1*

Best Qtr.:	Q4 ‘98 • 21.00%	Worst Qtr.:	Q3 ‘02 • (17.38)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A and Class B shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

Average annual total returns[2] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 1/25/84)[1]	20.46%	(2.39)%	9.50%
Class A Returns After Taxes on Distributions	18.87%	(4.07)%	7.87%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.27%	(2.54)%	7.70%
Class B Returns Before Taxes (Incept. 2/17/98)[3]	21.86%	(2.40)%	9.42%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4,5]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to December 15, 1997 reflects performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Fund.
[2]	Returns reflect applicable sales charges.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[4]	S&P 500 is a registered trademark of Standard and Poor’s.
[5]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

10	Large Cap Stock Funds Prospectus

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Large Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
	All Funds (except C&B Tax-Managed Value Fund)
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%
Redemption Fee[2]	None	None	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	C&B Tax-Managed Value Fund			Endeavor Large Cap Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.94%	0.94%	0.94%	0.88%	0.88%	0.88%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.69%	2.44%	2.44%	1.63%	2.38%	2.38%
Fee Waivers	0.49%	0.49%	0.49%	0.38%	0.38%	0.38%

NET EXPENSES[5]	1.20%	1.95%	1.95%	1.25%	2.00%	2.00%

	U.S. Value Fund
	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses[4]	0.64%	0.64%	0.64%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.39%	2.14%	2.14%
Fee Waivers	0.14%	0.14%	0.14%

NET EXPENSES[5]	1.25%	2.00%	2.00%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information.
[2]	Deducted from the net proceeds if shares redeemed (or exchanged) within one year of purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 45 for further information.

12	Large Cap Stock Funds Prospectus

Summary of Expenses

C&B Tax-Managed Value Fund
CLASS A	CLASS B	CLASS C
5.75%	None	None
None[1]	5.00%	1.00%
1.00%	1.00%	1.00%

Endeavor Select Fund			Equity Index Fund		Growth Fund	Large Company Core Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.75%	0.75%	0.75%	0.15%	0.15%	0.70%	0.75%	0.75%	0.75%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.75%	0.75%	0.75%	0.78%	0.88%	0.64%	0.69%	0.69%	0.69%

1.50%	2.25%	2.25%	0.93%	1.78%	2.09%	1.44%	2.19%	2.19%
0.25%	0.25%	0.25%	0.29%	0.39%	0.04%	0.19%	0.19%	0.19%

1.25%	2.00%	2.00%	0.64%	1.39%	2.05%	1.25%	2.00%	2.00%
[3]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds, except the Equity Index Fund, is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Equity Index Fund is as follows: 0.10% for assets from $0 to $499 million; 0.10% for assets from $500 million to $999 million; 0.075% for assets from $1 billion to $2.99 billion; 0.075% for assets from $3 billion to $4.99 billion; and 0.05% for assets $5 billion and higher.
[4]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Endeavor Large Cap Fund, Endeavor Select Fund, Growth Fund, Large Company Core Fund and U.S. Value Fund are based on estimated amounts for the current fiscal year.
[5]	For all the Funds, except the Equity Index and C&B Tax-Managed Funds, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. For the Equity Index Fund, the adviser has committed through January 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. For the C&B Tax-Managed Value Fund, the adviser has committed through February 28, 2007, to waive fees and/or re-imburse expenses to the extent necessary to maintain the net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Large Cap Stock Funds Prospectus	13

Large Cap Stock Funds Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	C&B Tax-Managed Value Fund			Endeavor Large Cap Fund			Endeavor Select Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$790	$698	$298	$695	$703	$303	$695	$703	$303
3 YEARS	$968	$947	$647	$988	$968	$668	$974	$954	$654
5 YEARS	$1,359	$1,359	$1,159	$1,341	$1,400	$1,200	$1,301	$1,358	$1,158
10 YEARS	$2,243	$2,287	$2,564	$2,335	$2,381	$2,656	$2,221	$2,266	$2,545
	Equity Index Fund		Growth Fund	Large Company Core Fund			U.S. Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$637	$644	$308	$695	$703	$303	$695	$703	$303
3 YEARS	$827	$824	$647	$968	$948	$648	$963	$942	$642
5 YEARS	$1,033	$1,130	$1,116	$1,282	$1,339	$1,139	$1,266	$1,323	$1,123
10 YEARS	$1,627	$1,734	$2,414	$2,168	$2,213	$2,493	$2,124	$2,169	$2,450

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period.

	C&B Tax-Managed Value Fund			Endeavor Large Cap Fund			Endeavor Select Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$790	$198	$198	$695	$203	$203	$695	$203	$203
3 YEARS	$968	$647	$647	$988	$668	$668	$974	$654	$654
5 YEARS	$1,359	$1,159	$1,159	$1,341	$1,200	$1,200	$1,301	$1,158	$1,158
10 YEARS	$2,243	$2,287	$2,564	$2,335	$2,381	$2,656	$2,221	$2,266	$2,545
	Equity Index Fund		Growth Fund	Large Company Core Fund			U.S. Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$637	$144	$208	$695	$203	$203	$695	$203	$203
3 YEARS	$827	$524	$647	$968	$648	$648	$963	$642	$642
5 YEARS	$1,033	$930	$1,116	$1,282	$1,139	$1,139	$1,266	$1,123	$1,123
10 YEARS	$1,627	$1,734	$2,414	$2,168	$2,213	$2,493	$2,124	$2,169	$2,450

14	Large Cap Stock Funds Prospectus

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. ”You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Large Cap Stock Funds Prospectus	15

C&B Tax-Managed Value Fund

Portfolio Managers:    A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

Investment Objective

The C&B Tax-Managed Value Fund seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

Investment Strategies

We emphasize investment in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund’s shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund. We intend to balance these tax considerations with the pursuit of the Fund’s objective, and we reserve the right to engage in short-term trading if market conditions warrant such trading.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of total assets in equity securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. The Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an IRA or a 401(k) Plan).

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

16	Large Cap Stock Funds Prospectus

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C&B Tax-Managed Value Fund

The table below shows the financial performance of the Fund’s Class D shares. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

FOR A SHARE OUTSTANDING
	CLASS D SHARES—COMMENCED ON FEBRUARY 12, 1997

For the period ended:	Apr. 30, 20041, [2] (unaudited)	Oct. 31, 2003[2]
Net asset value, beginning of period	$15.97	$12.94
Income from investment operations:
Net investment income (loss)	0.04	0.09
Net realized and unrealized gain (loss) on investments	1.33	3.05
Total from investment operations	1.37	3.14
Less distributions:
Dividends from net investment income	(0.04)	(0.10)
Distributions from net realized gain[7]	—	(0.01)
Total from distributions	(0.04)	(0.11)
Net asset value, end of period	$17.30	$15.97
Total return[4]	8.57%	24.42%
Ratios/supplemental data:
Net assets, end of period (000s)	$15,153	$9,147
Ratios to average net assets:
Ratio of expenses to average net assets	1.25%	1.25%[5]
Ratio of net investment income (loss) to average net assets	0.45%	0.65%
Portfolio turnover	10%	31%
[1]	All ratios for the period have been annualized.
[2]	Per share figures calculated using Average Share Method.
[3]	On November 19, 2001, The Advisors’ Inner Circle Fund C&B Tax-Managed Value Portfolio (the “AIC Portfolio”) acquired the assets of the UAM Funds Inc. C&B Equity for Taxable Investors Portfolio (the “UAM Portfolio”). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
[4]	Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

18	Large Cap Stock Funds Prospectus

Financial Highlights

Oct. 31 , 2002[2]	Oct. 31, 2001[3]	Oct. 31, 2000	Oct. 31, 1999
$13.63	$15.33	$12.87	$12.23

0.09	0.13	0.15	0.12
(0.69)	(0.39)	2.45	0.64
(0.60)	(0.26)	2.60	0.76

(0.09)	(0.14)	(0.14)	(0.12)
—	(1.30)	—	—
(0.09)	(1.44)	(0.14)	(0.12)
$12.94	$13.63	$15.33	$12.87
(4.45)%	(1.96)%	20.32%	6.23%

$4,799	$2,623	$2,253	$3,634

1.19%[5,6]	1.00%	1.00%	1.00%
0.66%	0.94%	0.96%	0.96%
32%	16%	9%	20%
[5]	Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.76% and 2.63%, respectively.
[6]	As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.
[7]	Amounts designated as “—” are either $0 or have been rounded to $0.

Large Cap Stock Funds Prospectus	19

Endeavor Large Cap Fund

Portfolio Manager:    Thomas J. Pence, CFA

Investment Objective

The Endeavor Large Cap Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in securities of large-capitalization companies that we believe offer the potential for capital growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We may invest in any sector, and at times we may emphasize one or more particular sectors. We may utilize an active trading approach. We may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

20	Large Cap Stock Funds Prospectus

Endeavor Select Fund

Portfolio Managers:    Thomas J. Pence, CFA; Erik J. Voss, CFA

Investment Objective

The Endeavor Select Fund seeks long-term capital appreciation.

Investment Strategies

We invest primarily in the equity securities of 30 to 40 companies that we believe have above-average earnings growth prospects. We select equity securities of companies of any size that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings and positive fundamentals (for example, companies showing a growth trend or that are well positioned in a growth industry). We may invest in any sector, and at times we may emphasize one or more particular sectors. We may utilize an active trading approach. We may sell a holding when the company’s growth prospects become less attractive or to take advantage of a better opportunity.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Fund is considered to be non-diversified because it invests a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	21

Equity Index Fund

Portfolio Managers:    Gregory T. Genung, CFA; Laurie R. White

Investment Objective

The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks composing the S&P 500 Index before fees and expenses.

Investment Strategies

We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks based on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. We attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund’s portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

•	in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities; and

•	in interest-rate futures contracts, options or interest-rate swaps and index swaps.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. We attempt to match as closely as possible the performance of the S&P 500 Index. Funds that track the performance of an index do so whether the index rises or falls. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

22	Large Cap Stock Funds Prospectus

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Equity Index Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JANUARY 25, 1984

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$38.09	$54.20	$84.54	$78.14
Income from investment operations:
Net investment income (loss)	0.47	0.41	0.43	0.33
Net realized and unrealized gain (loss) on investments	8.23	(9.85)	(21.00)	9.36
Total from investment operations	8.70	(9.44)	(20.57)	9.69
Less distributions:
Dividends from net investment income	(0.51)	(0.43)	(0.35)	(0.10)
Distributions from net realized gain	(1.73)	(6.24)	(9.42)	(3.19)
Total distributions	(2.24)	(6.67)	(9.77)	(3.29)
Net asset value, end of period	$44.55	$38.09	$54.20	$84.54
Total return[1]	23.59%	(20.99)%	(27.03)%	12.43%
Ratios/supplemental data:
Net assets, end of period (000s)	$312,974	$271,640	$382,462	$596,083
Ratios to average net assets:
Ratio of expenses to average net assets	0.67%	0.67%	0.67%	0.71%
Ratio of net investment income (loss) to average net assets	1.14%	0.86%	0.67%	0.54%
Portfolio turnover	2%	4%	4%	8%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.03%	0.99%	0.88%	0.85%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24	Large Cap Stock Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON FEBRUARY 17, 1998

Sept. 30, 1999	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999
$64.93	$37.80	$53.78	$84.06	$78.19	$65.03

0.53	0.16	0.06	(0.02)	(0.16)	(0.03)
16.54	8.20	(9.84)	(20.91)	9.22	16.52
17.07	8.36	(9.78)	(20.93)	9.06	16.49

(0.53)	(0.12)	(0.02)	0.00	0.00	0.00
(3.33)	(1.72)	(6.18)	(9.35)	(3.19)	(3.33)
(3.86)	(1.84)	(6.20)	(9.35)	(3.19)	(3.33)
$78.14	$44.32	$37.80	$53.78	$84.06	$78.19
26.82%	22.71%	(21.60)%	(27.57)%	11.58%	25.86%

$611,111	$57,505	$50,635	$71,450	$96,378	$66,931

0.71%	1.41%	1.41%	1.41%	1.46%	1.45%
0.68%	0.40%	0.11%	(0.07)%	(0.21)%	(0.06)%
6%	2%	4%	4%	8%	6%
0.80%	1.88%	1.97%	1.63%	1.72%	1.61%

Large Cap Stock Funds Prospectus	25

Growth Fund

Portfolio Managers:    Thomas C. Ognar, CFA; Brandon M. Nelson, CFA; Bruce C. Olson, CFA

Investment Objective

The Growth Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of companies that we believe have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. We focus on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

26	Large Cap Stock Funds Prospectus

Large Company Core Fund

Portfolio Manager:    David A. Katz, CFA

Investment Objective

The Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

Investment Strategies

We invest principally in large-capitalization companies which are defined as those with a market capitalization of $3 billion or more. We select companies that we believe are financially strong and meet specific valuation criteria. We evaluate a company’s financial position as measured by balance sheet data, and a company’s stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on policy and book value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	27

U.S. Value Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The U.S. Value Fund seeks total return with an emphasis on long-term capital appreciation.

Investment Strategies

We seek total return by investing principally in U.S. securities that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We may invest in securities of any size, and emphasize investment primarily in dividend-paying securities.

Our philosophy is that improving returns on invested capital drive improving valuations. We select securities by screening for undervalued securities and utilizing fundamental analysis, such as management interviews and financial statement analysis, to select those securities with improving returns on capital. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may use a risk management tool to attempt to limit the difference between the Fund’s return and the return of a style-specific benchmark.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. securities; and

•	at least 80% of the Fund’s assets in securities of large-capitalization companies, which we define as those with market capitalizations of $3 billion or more.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6 .

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

28	Large Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Endeavor Large Cap Fund, Endeavor Select Fund, Growth Fund and Large Company Core Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and/or in foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

Large Cap Stock Funds Prospectus	29

Additional Strategies and General Investment Risks

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

30	Large Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B TAX-MANAGED VALUE	ENDEAVOR LARGE CAP	ENDEAVOR SELECT	EQUITY INDEX	GROWTH	LARGE COMPANY CORE	U.S. VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●		●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk		●	●		●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●	●	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk				●	●		●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk		●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company, Investment, Market, and Liquidity Risk			●		●

Large Cap Stock Funds Prospectus	31

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the paying of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

32	Large Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund, except the Equity Index Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Endeavor Large Cap, Endeavor Select, Equity Index, Growth, and U.S. Value Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Tax-Managed Value Fund and thereby responsible for the day-to-day investment management responsibilities of the Fund. As of December 31, 2004, Cooke & Bieler managed approximately $[    ] billion in assets.

Matrix Asset Advisors, Inc. (“Matrix”), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Large Company Core Fund. Matrix is a registered investment adviser that provides investment advisory services to Matrix Advisors Value Fund, individuals, endowments, and pension accounts. As of December 31, 2004, Matrix managed $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

Large Cap Stock Funds Prospectus	33

Organization and Management of the Funds

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

34	Large Cap Stock Funds Prospectus

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares are available for all the Funds in this Prospectus except the Growth Fund. Class C shares are available for all Funds except the Equity Index Fund. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is expected to be available on our website at www.wellsfargoadvantagefunds.com in the second quarter of 2005. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Large Cap Stock Funds Prospectus	35

A Choice of Share Classes

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lowest of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

36	Large Cap Stock Funds Prospectus

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

Large Cap Stock Funds Prospectus	37

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”) prior to purchase , you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value on the date of original purchase of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV and money market fund shares) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the distribution or transfer was from a Wells Fargo Advantage Fund and occurred within the 60 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

38	Large Cap Stock Funds Prospectus

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Internal Revenue Code Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

Large Cap Stock Funds Prospectus	39

Reductions and Waivers of Sales Charges

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
C&B Tax-Managed Value	0.75%	0.75%
Endeavor Large Cap	0.75%	0.75%
Endeavor Select	0.75%	0.75%
Equity Index	0.75%	N/A
Growth	N/A	0.75%
Large Company Core	0.75%	0.75%
U.S. Value	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

40	Large Cap Stock Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	The C&B Tax-Managed Value Fund imposes a 1.00% redemption fee on shares that are exchanged within one year of purchase. See page 45 for additional information.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management

Large Cap Stock Funds Prospectus	41

Exchanges

monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

42	Large Cap Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Large Cap Stock Funds Prospectus	43

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

•	Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and

44	Large Cap Stock Funds Prospectus

other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the C&B Tax-Managed Value Fund, a 1.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within one year after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70½ according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	due to participation in the Systematic Withdrawal Plan.

•	Wells Fargo fund of fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

Large Cap Stock Funds Prospectus	45

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage Growth Fund, Class C.”

46	Large Cap Stock Funds Prospectus

How to Buy Shares

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the section on buying shares for the first time By Mail.

Large Cap Stock Funds Prospectus	47

Your Account

How to Buy Shares

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 46 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 46. Be sure to have the wiring bank include your current account number and the name your account is registered in.

48	Large Cap Stock Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Large Cap Stock Funds Prospectus	49

Your Account

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

50	Large Cap Stock Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds, except the U.S. Value Fund, make distributions of any net investment income and realized net capital gains at least annually. The U.S. Value Fund makes distributions of any net investment income quarterly and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Large Cap Stock Funds Prospectus	51

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

52	Large Cap Stock Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by Institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all

Large Cap Stock Funds Prospectus	53

Additional Services and Other Information

registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV.

54	Large Cap Stock Funds Prospectus

Portfolio Managers

Robert J. Costomiris, CFA

U.S. Value Fund and its predecessor since 2001

Mr. Costomiris joined Wells Capital Management in 2005 as a portfolio manager. Prior to that he was a portfolio manager with Strong Capital Management (“SCM”) since 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He earned his B.S. degree in chemical engineering from the University of Pennsylvania and his M.B.A. degree in finance and accounting from the University of Chicago Graduate School of Business.

Gregory T. Genung, CFA

Equity Index Fund since 2001

Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisor account administrator, specializing in mortgage-backed derivative products, Mr. Genung earned bachelor’s degrees in finance and economics from the University of Minnesota, Duluth.

David A. Katz, CFA

Large Company Core Fund and its predecessor since 2005

Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz is also a research analyst and portfolio manager for Matrix. He co-managed the Matrix Advisors Value Fund from 1996 to 1998. Mr. Katz became the sole portfolio manager in 1998 and has worked in this position until the present. After initially working at Management Assert Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors. Mr. Katz chairs the Investment Policy Committee and is a portfolio manager/analyst. He earned his B.A. degree in economics, summa cum laude, from Union College and his M.B.A. degree, with a concentration in finance, from New York University Graduate School of Business.

Brandon M. Nelson, CFA

Growth Fund and its predecessor since 2005

Mr. Nelson joined Wells Capital Management in 2005. Prior to that, he was with SCM since 1996 and since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. He earned a bachelor’s degree in business administration and a master’s of science degree in finance from the University of Wisconsin, Madison, and was selected to participate in the Applied Security Analysis Program.

Thomas C. Ognar, CFA

Growth Fund and its predecessor since 2002

Mr. Ognar joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, Mr. Ognar was with SCM since January 1998, where he was a senior equity research analyst from October 1998 to 2002. Prior to joining SCM, he was a research analyst at M&I Investment Management Corp., and he was a trader at Republic Securities, Inc. Mr. Ognar earned his B.A. degree in finance from Miami University and his M.S. degree in finance from the University of Wisconsin, Madison.

Large Cap Stock Funds Prospectus	55

Portfolio Managers

Bruce C. Olson, CFA

Growth Fund and its predecessor since 2005

Mr. Olson joined Wells Capital Management in 2005. Prior to that he was with SCM since 1994, where he managed separate and institutional accounts since January 1998. In May 2002, he was named as a co-portfolio manager of the Strong Large Cap Growth Fund and sole portfolio manager of the Fund on June 30, 2003. Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. (a retail real estate and asset business that was dissolved in 1993). Prior to joining Olson Brothers Inc., he was an account manager at The Travelers Corporation in 1982. He then went on to the American National Bank and Trust Co. of Chicago, Investment Management Group. Later, he became a portfolio manager and research analyst for Minton Investment Corporation. Mr. Olson earned a B.A. degree in finance and history from Gustavus Adolphus College.

Thomas J. Pence, CFA

Endeavor Large Cap Fund and its predecessor since 2001

Endeavor Select Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital Management he was a portfolio manager at SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in business from Indiana University and his M.B.A. degree in finance with honors from the University of Notre Dame.

Erik J. Voss, CFA

Endeavor Select Fund and its predecessor since 2000

Mr. Voss joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at SCM since October 2000. From January 1997 to October 2000, Mr. Voss was employed at Conseco Capital Management, Inc. as a portfolio manager. Mr. Voss received his B.S. degree in mathematics in 1989 and his M.S. degree in finance from the University of Wisconsin in 1993.

Laurie R. White

Equity Index Fund and its predecessor since 1999

Ms. White has been with wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital management name in 1999. Ms. White currently co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Ms. White earned her B.A. degree in political science from Carleton College and her M.B.A. degree from the University of Minnesota.

56	Large Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Large Cap Stock Funds Prospectus	57

Glossary

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard & Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

58	Large Cap Stock Funds Prospectus

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Large Cap Stock Funds Prospectus	59

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P003 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Large Cap Stock Funds

Prospectus

Wells Fargo Advantage Large Company Core Fund Wells Fargo Advantage U.S. Value Fund

Class Z

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Large Cap Stock Funds

Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Large Company Core Fund	Seeks total return comprised of long-term capital appreciation and current income.

U.S. Value Fund	Seeks total return with an emphasis on long-term capital appreciation.

4	Large Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in U.S. securities. We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more.

Large Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 15; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depository Receipts (“ADRs”) and other similar investments. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

6	Large Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Large Company Core Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

U.S. Value Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

Large Cap Stock Funds Prospectus	7

Performance History

The Large Company Core and U.S. Value Funds have been in operation for less than one calendar year; therefore, no performance information is shown for the Funds.

8	Large Cap Stock Funds Prospectus

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Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Large Company Core Fund	U.S. Value Fund
Management Fees[1]	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.86%	0.81%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.61%	1.56%
Fee Waivers	0.19%	0.24%

NET EXPENSES[3]	1.42%	1.32%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[2]	Other expenses are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Large Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Large Company Core Fund	U.S. Value Fund
1 YEAR	$145	$134
3 YEARS	$470	$444
5 YEARS	$839	$803
10 YEARS	$1,878	$1,815

Large Cap Stock Funds Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Large Cap Stock Funds Prospectus

Large Company Core Fund

Portfolio Manager:    David A. Katz, CFA

Investment Objective

The Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

Investment Strategies

We invest principally in large-capitalization companies which are defined as those with a market capitalization of $3 billion or more. We select companies that we believe are financially strong and meet specific valuation criteria. We evaluate a company’s financial position as measured by balance sheet data, and a company’s stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on policy and book value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	13

U.S. Value Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The U.S. Value Fund seeks total return with an emphasis on long-term capital appreciation.

Investment Strategies

We seek total return by investing principally in U.S. securities that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We may invest in securities of any size, and emphasize investment primarily in dividend-paying securities.

Our philosophy is that improving returns on invested capital drives improving valuations. We select securities by screening for undervalued securities and utilizing fundamental analysis, such as management interviews and financial statement analysis, to select those securities with improving returns on capital. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may use a risk management tool to attempt to limit the difference between the Fund’s return and the return of a style-specific benchmark.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. securities; and

•	at least 80% of the Fund’s assets in securities of large-capitalization companies, which we define as those with market capitalizations of $3 billion or more.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

14	Large Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds that invest in foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks

Large Cap Stock Funds Prospectus	15

Additional Strategies and General Investment Risks

include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

16	Large Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		LARGE COMPANY CORE	U.S. VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●

Large Cap Stock Funds Prospectus	17

Additional Strategies and General Investment Risks

		LARGE COMPANY CORE	U.S. VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●

18	Large Cap Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Large Cap Stock Funds Prospectus	19

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the U.S. Value Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Matrix Asset Advisors, Inc. (“Matrix”), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Large Company Core Fund. Matrix is a registered investment adviser that provides investment advisory services to the Matrix Advisors Value Fund, individuals, endowments, and pension accounts. As of December 31, 2004, Matrix managed $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

20	Large Cap Stock Funds Prospectus

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of the Funds pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Large Cap Stock Funds Prospectus	21

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable, and if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	Large Cap Stock Funds Prospectus

Qualified Investors

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:

•	Investors who received Class Z shares in the reorganization of the Strong Funds into the Wells Fargo Advantage Funds;

•	Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities’, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Funds’ distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds’ distributor, or an affiliate, to perform services;

•	Certain institutional investors purchasing more than $1 million of Class Z shares;

•	Fund of Funds advised by Funds Management (Life Stage Portfolios and WealthBuilder Portfolios);

•	Any Internal Revenue Code Section 529 plans.

•	Any accounts in a fee-based advisory program managed by Wells Fargo.

•	Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which an investor may purchase Class Z shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

Large Cap Stock Funds Prospectus	23

Your Account

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

24	Large Cap Stock Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 99905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

Large Cap Stock Funds Prospectus	25

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage U.S. Value Fund, Class Z.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 or ($1,000 retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

26	Large Cap Stock Funds Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Class Z shares are not available for purchase on the internet if you do not have an existing Wells Fargo Advantage Funds Account. Please call Investor Services at 1-800-222-8222 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 25 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 25. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

Large Cap Stock Funds Prospectus	27

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion Guarantees are required for mailed redemption requests under the following circumstances i) if the request is over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Service Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares”, below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

•	Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

28	Large Cap Stock Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Large Cap Stock Funds Prospectus	29

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

30	Large Cap Stock Funds Prospectus

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Large Cap Stock Funds Prospectus	31

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The U.S. Value Fund makes distributions of any net investment income at least quarterly and net capital gains at least annually. The Large Company Core Fund makes distributions of any net investment income and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

32	Large Cap Stock Funds Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in the stock producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Large Cap Stock Funds Prospectus	33

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

34	Large Cap Stock Funds Prospectus

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV.

Large Cap Stock Funds Prospectus	35

Portfolio Managers

Robert J. Costomiris, CFA

U.S. Value Fund and its predecessor since 2001

Mr. Costomiris joined Wells Capital Management in 2005 as a portfolio manager. Prior to that he was a portfolio manager with Strong Capital Management (“SCM”) since 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He received his B.S. degree in chemical engineering from the University of Pennsylvania and his M.B.A. degree in finance and accounting from the University of Chicago Graduate School of Business.

David A. Katz, CFA

Large Company Core Fund and its predecessor since 2005

Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz is also a research analyst and portfolio manager for Matrix. He co-managed the Matrix Advisors Value Fund from 1996 to 1998. Mr. Katz became the sole portfolio manager in 1998 and has worked in this position until the present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors. Mr. Katz chairs the Investment Policy Committee and is a portfolio manager/analyst. He earned his B.A. degree in economics, summa cum laude, from Union College and his M.B.A. degree, with a concentration in finance, from New York University Graduate School of Business.

36	Large Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Emerging Markets

Markets associated with a country that is considered by international financial organizations such as the International Finance Corporation and the International Bank for Reconstruction and Development and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less developed legal and financial systems, or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Large Cap Stock Funds Prospectus	37

Glossary

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including any capital appreciation and dividends. Total return calculations assume reinvestment of distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

38	Large Cap Stock Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (04/05) ICA Reg. No. 811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Large Cap Stock Funds

Prospectus

Wells Fargo Advantage C&B Tax-Managed Value Fund

Wells Fargo Advantage Capital Growth Fund

Wells Fargo Advantage Dividend Income Fund

Wells Fargo Advantage Endeavor Select Fund

Wells Fargo Advantage Growth Fund

Wells Fargo Advantage Growth and Income Fund

Wells Fargo Advantage Large Company Core Fund

Wells Fargo Advantage U.S. Value Fund

Administrator Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents	Stock Funds

Large Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

C&B Tax-Managed Value Fund	Seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

Capital Growth Fund	Seeks long-term capital appreciation.

Dividend Income Fund	Seeks above-average dividend income and long-term capital appreciation.

Endeavor Select Fund	Seeks long-term capital appreciation.

Growth Fund	Seeks long-term capital appreciation.

Growth and Income Fund	Seeks total return, comprised of long-term capital appreciation and current income.

Large Company Core Fund	Seeks total return comprised of long-term capital appreciation and current income.

U.S. Value Fund	Seeks total return with an emphasis on long-term capital appreciation.

4	Large Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We emphasize investments in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund’s shareholders by managing the amount of realized gains, through reduced portfolio turnover.

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in dividend-paying securities. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in equity securities and up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments. Because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We invest at least 80% of the Fund’s assets in equity securities. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in U.S. securities. We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more.

Large Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 16;

•	the “Additional Strategies and General Investment Risks” section beginning on page 24; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depository Receipts (“ADRs”) and other similar investments. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

6	Large Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

C&B Tax-Managed Value Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. In addition, the Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through tax-deferred retirement accounts, such as an Individual Retirement Account (“IRA”) or a 401(k) Plan).

Capital Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Dividend Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest changes than other stocks.

Endeavor Select Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund is considered to be non-diversified because it invests a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Cap Stock Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Growth and Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Company Core Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

U.S. Value Fund	The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6.

8	Large Cap Stock Funds Prospectus

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Capital Growth Fund, Dividend Income Fund, Endeavor Select Fund, Growth Fund, Growth and Income Fund, Large Company Core Fund and U.S. Value Fund have been in operation for less than one calendar year; therefore, no performance is shown for these Funds.

Effective at the close of business on July 23, 2004, the Wells Fargo Advantage C&B Tax-Managed Value Fund was organized as the successor fund to the C&B Tax-Managed Value Portfolio. The historical performance information shown for the successor fund for periods prior to the fund’s reorganization date reflects the historical information for its predecessor.

C&B Tax-Managed Value Fund Administrator Class Calendar Year Returns1*

Best Qtr.:	Q2 ‘03 • 19.60%	Worst Qtr.:	Q3 ‘02 • (14.88)%

*	Performance shown reflects the performance of the Fund’s Class D shares. The Fund’s year-to-date performance through March 31, 2004, was 3.04%.

Large Cap Stock Funds Prospectus	9

Performance History

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) Plans, or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 7/26/2004)	28.10%	8.62%	10.47%
Administrator Class Returns After Taxes on Distributions	27.97%	7.92%	9.81%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	18.40%	7.13%	8.85%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	28.69%	(0.57)%	6.43%
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	30.03%	3.56%	8.35%
[1]	Performance shown reflects the performance of the Fund’s Class D shares, and includes expenses that are not applicable to and are higher than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class’s returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund’s Class D shares incepted on February 12, 1997.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

10	Large Cap Stock Funds Prospectus

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Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
	All Funds (except C&B Tax-Managed Value Fund)	C&B Tax-Managed Value Fund
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None	None
Redemption Fee[1]	None	1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	C&B Tax-Managed Value Fund	Capital Growth Fund	Dividend Income Fund
Management Fees[2]	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.76%	0.53%	0.50%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.51%	1.28%	1.25%
Fee Waivers	0.56%	0.34%	0.29%

NET EXPENSES[4]	0.95%	0.94%	0.96%
[1]	Deducted from the net proceeds if shares redeemed (or exchanged) within one year of purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 33 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.65% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses are based on estimates for the current fiscal year.
[4]	For all the Funds except the C&B Tax-Managed Value Fund, adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. For the C&B Tax-Managed Value Fund, adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

12	Large Cap Stock Funds Prospectus

Summary of Expenses

Endeavor Select Fund	Growth Fund	Growth and Income Fund	Large Company Core Fund	U.S. Value Fund
0.75%	0.69%	0.74%	0.75%	0.75%
0.00%	0.00%	0.00%	0.00%	0.00%
0.57%	0.47%	0.47%	0.51%	0.51%

1.32%	1.16%	1.21%	1.26%	1.26%
0.32%	0.20%	0.25%	0.31%	0.30%

1.00%	0.96%	0.96%	0.95%	0.96%

Large Cap Stock Funds Prospectus	13

Stock Funds	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	C&B Tax-Managed Value Fund	Capital Growth Fund	Dividend Income Fund	Endeavor Select Fund	Growth Fund
1 YEAR	$97	$96	$98	$102	$98
3 YEARS	$422	$337	$338	$387	$328
5 YEARS	$771	$635	$629	$693	$599
10 YEARS	$1,754	$1,484	$1,459	$1,562	$1,372

	Growth and Income Fund	Large Company Core Fund	U.S. Value Fund
1 YEAR	$98	$97	$98
3 YEARS	$333	$337	$339
5 YEARS	$616	$630	$632
10 YEARS	$1,420	$1,466	$1,468

14	Large Cap Stock Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Large Cap Stock Funds Prospectus	15

C&B Tax-Managed Value Fund

Portfolio Managers:    A team of investment professionals of the investment sub-adviser,

Cooke & Bieler, L.P.

Investment Objective

The C&B Tax-Managed Value Fund seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

Investment Strategies

We emphasize investment in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund’s shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund. We intend to balance these tax considerations with the pursuit of the Fund’s objective, and we reserve the right to engage in short-term trading if market conditions warrant such trading.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of total assets in equity securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6. The Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an IRA or a 401(K) Plan).

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

16	Large Cap Stock Funds Prospectus

Capital Growth Fund

Portfolio Manager:    Thomas J. Pence, CFA

Investment Objective

The Capital Growth Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in securities of large-capitalization companies, which include income-producing securities, that we believe offer the potential for above-average earnings growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more.

To identify stocks that offer the opportunity for growth, we look for stocks that have attractive growth prospects, (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or that are well positioned in a growth industry).

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	17

Dividend Income Fund

Portfolio Managers:    Jennifer C. Newell, CFA; Roger D. Newell

Investment Objective

The Dividend Income Fund seeks above-average dividend income and long-term capital appreciation.

Investment Strategies

We invest principally in the common stocks of well-established companies that have demonstrated the willingness and ability to pay dividends. These companies typically have a dividend yield that is greater than the S&P Industrial’s dividend yield. We will typically tend to buy a stock when its yield relative to the market is historically high and sell a stock when its yield relative to the market is historically low. Although we may invest in any sector, at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in dividend-paying securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

18	Large Cap Stock Funds Prospectus

Endeavor Select Fund

Portfolio Managers:    Thomas J. Pence, CFA; Erik J. Voss, CFA

Investment Objective

The Endeavor Select Fund seeks long-term capital appreciation.

Investment Strategies

We invest primarily in the equity securities of 30 to 40 companies that we believe have above-average earnings growth prospects. We select equity securities of companies of any size that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings and positive fundamentals (for example, companies showing a growth trend or that are well positioned in a growth industry). We may invest in any sector, and at times we may emphasize one or more particular sectors. We may utilize an active trading approach. We may sell a holding when the company’s growth prospects become less attractive or to take advantage of a better opportunity.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Fund is considered to be non-diversified because it invests a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds. The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	19

Growth Fund

Portfolio Managers:    Thomas C. Ognar, CFA; Brandon M. Nelson, CFA; Bruce C. Olson, CFA

Investment Objective

The Growth Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of companies that we believe have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. We focus on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

20	Large Cap Stock Funds Prospectus

Growth and Income Fund

Portfolio Manager:    David A. Katz, CFA

Investment Objective

The Growth and Income Fund seeks total return comprised of long-term capital appreciation and current income.

Investment Strategies

We invest principally in large-capitalization companies which are defined as those with a market capitalization of $3 billion or more. We select companies that we believe are financially strong and meet specific valuation criteria. We evaluate a company’s financial position as measured by balance sheet data, and a company’s stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	21

Large Company Core Fund

Portfolio Manager:    David A. Katz, CFA

Investment Objective

The Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

Investment Strategies

We invest principally in large-capitalization companies which are defined as those with a market capitalization of $3 billion or more. We select companies that we believe are financially strong and meet specific valuation criteria. We evaluate a company’s financial position as measured by balance sheet data, and a company’s stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on policy and book value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

22	Large Cap Stock Funds Prospectus

U.S. Value Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The U.S. Value Fund seeks total return with an emphasis on long-term capital appreciation.

Investment Strategies

We seek total return by investing principally in U.S. securities that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We may invest in securities of any size, and emphasize investment primarily in dividend-paying securities.

Our philosophy is that improving returns on invested capital drive improving valuations. We select securities by screening for undervalued securities and utilizing fundamental analysis, such as management interviews and financial statement analysis, to select those securities with improving returns on capital. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may use a risk management tool to attempt to limit the difference between the Fund’s return and the return of a style-specific benchmark.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. securities; and

•	at least 80% of the Fund’s assets in securities of large-capitalization companies, which we define as those with market capitalizations of $3 billion or more.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 24. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	23

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Capital Growth Fund, Endeavor Select Fund, Growth Fund, Growth and Income Fund and Large Company Core Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

24	Large Cap Stock Funds Prospectus

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Large Cap Stock Funds Prospectus	25

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B TAX-MANAGED VALUE	CAPITAL GROWTH	DIVIDEND INCOME	ENDEAVOR SELECT	GROWTH	GROWTH AND INCOME	LARGE COMPANY CORE	U.S. VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk		●	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●

Options

The right to buy or sell a security based on an
agreed upon price at a specific time. Types of
options used may include: options on securities,
options on a stock index and options on stock
index futures to protect liquidity and portfolio
value.

	Leverage and Liquidity Risk					●			●

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk		●	●	●	●	●	●	●

26	Large Cap Stock Funds Prospectus

		C&B TAX-MANAGED VALUE	CAPITAL GROWTH	DIVIDEND INCOME	ENDEAVOR SELECT	GROWTH	GROWTH AND INCOME	LARGE COMPANY CORE	U.S. VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk				●	●

Large Cap Stock Funds Prospectus	27

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

28	Large Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Capital Growth, Dividend Income, Endeavor Select, Growth, and U.S. Value Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Tax-Managed Value Fund, and thereby responsible for the day-to-day investment management responsibilities of the Fund. As of December 31, 2004, Cooke & Bieler managed approximately $[    ] billion in assets.

Matrix Asset Advisors, Inc. (“Matrix”), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Growth and Income and Large Company Core Funds. Matrix is a registered investment adviser that provides investment advisory services to Matrix Advisors Value Fund, individuals, endowments, and pension accounts. As of December 31, 2004, Matrix managed $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

Large Cap Stock Funds Prospectus	29

Organization and Management of the Funds

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

30	Large Cap Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Large Cap Stock Funds Prospectus	31

Your Account

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least [$10] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee;

•	Registered investment adviser account programs that charge an asset based fee;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios);

•	Trust Department of Wells Fargo Bank purchasing shares on behalf of their clients in a fiduciary capacity; and

•	Institutions who invest a minimum initial amount of $1 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may

32	Large Cap Stock Funds Prospectus

How to Buy Shares

include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the C&B Tax-Managed Value Fund, a 1.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within one year after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	Wells Fargo fund of fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

Large Cap Stock Funds Prospectus	33

Your Account	How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Your redemptions are net of any applicable redemption fee.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

34	Large Cap Stock Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	The C&B Tax-Managed Value Fund imposes a 1.00% redemption fee on shares that are exchanged within one year of purchase. See page 33 for additional information.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Large Cap Stock Funds Prospectus	35

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

36	Large Cap Stock Funds Prospectus

Other Information

Income and Gain Distributions

The Dividend Income Fund, Growth and Income Fund and U.S. Value Fund make distributions of any net investment income at least quarterly and realized net capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to

Large Cap Stock Funds Prospectus	37

Other Information

manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are require to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number), number and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV.

38	Large Cap Stock Funds Prospectus

Portfolio Managers

Robert J. Costomiris, CFA

U.S. Value Fund and its predecessor since 2001

Mr. Costomiris joined Wells Capital Management in 2005 as a portfolio manager. Prior to that he was a portfolio manager with Strong Capital Management (“SCM”) since 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He received his B.S. degree in chemical engineering from the University of Pennsylvania and his M.B.A. degree in finance and accounting from the University of Chicago Graduate School of Business.

David A. Katz, CFA

Growth and Income Fund and its predecessor since 2005

Large Company Core Fund and its predecessor since 2005

Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz is also a research analyst and portfolio manager for Matrix. He co-managed the Matrix Advisors Value Fund from 1996 to 1998. Mr. Katz became the sole portfolio manager in 1998 and has worked in this position until the present. After initially working at Management Assert Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors. Mr. Katz chairs the Investment Policy Committee and is a portfolio manager/analyst. He earned his B.A. degree in economics, summa cum laude, from Union College and his M.B.A. degree, with a concentration in finance, from New York University Graduate School of Business.

Brandon M. Nelson, CFA

Growth Fund and its predecessor since 2005

Mr. Nelson joined Wells Capital Management in 2005. Prior to that, he was with SCM since 1996 and since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. He received a bachelor’s degree in business administration and a master’s of science degree in finance from the University of Wisconsin, Madison, and was selected to participate in the Applied Security Analysis Program.

Jennifer C. Newell, CFA

Dividend Income Fund and its predecessor since 2005

Ms. Newell joined Wells Capital Management in October 2003 as a senior portfolio manager of the Relative Yield Strategy. Prior to Wells Capital Management, Ms. Newell served as president and portfolio manager at Newell Associates from 1992 until October 2003, where she managed portfolios for institutional and private clients. Previously, Ms. Newell worked at Putnam Investments as assistant vice president and manager of product support. She also held a marketing position at Massachusetts Financial Services. Ms. Newell is a CFA charterholder. She received her master’s degree from the Haas School of Business at the University of California, Berkeley, and her bachelor’s degree from Wheaton College, Massachusetts.

Large Cap Stock Funds Prospectus	39

Portfolio Managers

Roger D. Newell

Dividend Income Fund and its predecessor since 2005

Mr. Newell joined Wells Capital Management in October, as senior strategist for the Relative Yield Strategy. He came to Wells Capital after serving as chairman and chief officer at Newell Associates from 1986 until October 2003, where he managed portfolios for institutional and private clients. Mr. Newell’s professional career includes tenure at the Bank of California where he served from 1958 until his departure in 1986 to form Newell Associates, While at the Bank of California he held various portfolio management positions including vice president and associate chief investment officer chairman of the Investment Policy Committee, chairman of the Trust, Commingled Fund Committee, and head of Coastwide Portfolio Management. Mr. Newell holds a JD degree from Harvard Law School. He obtained his bachelor’s and master’s degrees from the University of Minnesota.

Thomas C. Ognar, CFA

Growth Fund and its predecessor since 2002

Mr. Ognar joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, Mr. Ognar was with SCM since January 1998, where he was a senior equity research analyst from October 1998 to 2002. Prior to joining SCM, he was a research analyst at M&I Investment Management Corp., and he was a trader at Republic Securities, Inc. Mr. Ognar received his B.A. degree in finance from Miami University and his M.S. degree in finance from the University of Wisconsin, Madison.

Bruce C. Olson, CFA

Growth Fund and its predecessor since 2005

Mr. Olson joined Wells Capital Management in 2005. Prior to that he was with SCM since 1994, where he managed separate and institutional accounts since January 1998. In May 2002, he was named as a co-portfolio manager of the Strong Large Cap Growth Fund and sole portfolio manager of the Fund on June 30, 2003. Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. (a retail real estate and asset business that was dissolved in 1993). Prior to joining Olson Brothers Inc., he was an account manager at The Travelers Corporation in 1982. He then went on to the American National Bank and Trust Co. of Chicago, Investment Management Group. Later, he became a portfolio manager and research analyst for Minton Investment Corporation. Mr. Olson earned a B.A. degree in finance and history from Gustavus Adolphus College.

Thomas J. Pence, CFA

Capital Growth Fund and its predecessor since 2004

Endeavor Select Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital Management he was a portfolio manager at SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in business from Indiana University and his M.B.A. degree in finance with honors from the University of Notre Dame.

Erik J. Voss, CFA

Endeavor Select Fund and its predecessor since 2000

Mr. Voss joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at SCM since October 2000. From January 1997 to October 2000, Mr. Voss was employed at Conseco Capital Management, Inc. as a portfolio manager. Mr. Voss received his B.S. degree in mathematics in 1989 and his M.S. degree in finance from the University of Wisconsin in 1993.

40	Large Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Large Cap Stock Funds Prospectus	41

Glossary

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, capital appreciation and dividends. Total return calculations assume reinvestment of distributions, reflect fee waivers and exclude sales loads.

42	Large Cap Stock Funds Prospectus

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

Large Cap Stock Funds Prospectus	43

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

P004 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Large Cap Stock Funds

Prospectus

Wells Fargo Advantage Capital Growth Fund

Wells Fargo Advantage Endeavor Select Fund

Wells Fargo Advantage Growth Fund

Wells Fargo Advantage Growth and Income Fund

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Large Cap Stock Funds

Large Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Capital Growth Fund	Seeks long-term capital appreciation.

Endeavor Select Fund	Seeks long-term capital appreciation.

Growth Fund	Seeks long-term capital appreciation.

Growth and Income Fund	Seeks total return, comprised of long-term capital appreciation and current income.

4	Large Cap Stock Funds Prospectus

PRINCIPAL STRATEGY

We invest at least 80% of the Fund’s asset in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in equity securities and up to 25% of the Fund’s assets in foreign assets through ADRs and similar investments. Because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We invest at least 80% of the Fund’s asset in equity securities. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

Large Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 17; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

6	Large Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Capital Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Endeavor Select Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund is considered to be non-diversified because it invests a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Growth Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Growth and Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Cap Stock Funds Prospectus	7

Performance History

The Capital Growth Fund, Endeavor Select Fund, Growth Fund and Growth and Income Fund have been in operation for less than one calendar year; therefore, no performance is shown for these Funds.

8	Large Cap Stock Funds Prospectus

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Large Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Capital Growth Fund	Endeavor Select Fund
Management Fees[1]	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.26%	0.30%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.01%	1.05%
Fee Waivers	0.21%	0.25%

NET EXPENSES[3]	0.80%	0.80%

	Growth Fund	Growth and Income Fund
Management Fees[1]	0.69%	0.74%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.20%	0.20%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.89%	0.94%
Fee Waivers	0.04%	0.28%

NET EXPENSES[3]	0.85%	0.66%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[2]	Other expenses are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Large Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Capital Growth Fund	Endeavor Select Fund	Growth Fund	Growth and Income Fund
1 YEAR	$82	$82	$87	$67
3 YEARS	$301	$309	$276	$242
5 YEARS	$537	$555	$485	$464
10 YEARS	$1,217	$1,260	$1,089	$1,102

Large Cap Stock Funds Prospectus	11

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Large Cap Stock Funds Prospectus

Capital Growth Fund

Portfolio Manager:     Thomas J. Pence, CFA

Investment Objective

The Capital Growth Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in securities of large-capitalization companies, which include income- producing securities, that we believe offer the potential for above-average earnings growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more.

To identify stocks that offer the opportunity for growth, we look for stocks that have attractive growth prospects, (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or that are well positioned in a growth industry).

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 17. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	13

Endeavor Select Fund

Portfolio Managers:     Thomas J. Pence, CFA; Erik J. Voss, CFA

Investment Objective

The Endeavor Select Fund seeks long-term capital appreciation.

Investment Strategies

We invest primarily in the equity securities of 30 to 40 companies that we believe have above- average earnings growth prospects. We select equity securities of companies of any size that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings and positive fundamentals (for example, companies showing a growth trend or that are well positioned in a growth industry). We may invest in any sector, and at times we may emphasize one or more particular sectors. We may sell a holding when the company’s growth prospects become less attractive or to take advantage of a better opportunity.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Fund is considered to be non-diversified because it invests a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 17. These considerations are all important to your investment choice.

14	Large Cap Stock Funds Prospectus

Growth Fund

Portfolio Managers:     Thomas C. Ognar, CFA; Brandon M. Nelson, CFA; Bruce C. Olson, CFA

Investment Objective

The Growth Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of companies that we believe have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. We focus on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 17. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	15

Growth and Income Fund

Portfolio Manager:     David A. Katz, CFA

Investment Objective

The Growth and Income Fund seeks total return comprised of long-term capital appreciation and current income.

Investment Strategies

We invest principally in large-capitalization companies which are defined as those with a market capitalization of $3 billion or more. We select companies that we believe are financially strong and meet specific valuation criteria. We evaluate a company’s financial position as measured by balance sheet data, and a company’s stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 17. These considerations are all important to your investment choice.

16	Large Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds including the Wells Fargo Advantage Funds. Certain risks of the particular Funds are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and/or in foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

Large Cap Stock Funds Prospectus	17

Additional Strategies and General Investment Risks

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists, and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested on the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price tending to make prices of these securities fall under dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

18	Large Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CAPITAL GROWTH	ENDEAVOR SELECT	GROWTH	GROWTH AND INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to the limits imposed by the Investment Company Act of 1940 (“1940 Act”) (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●

Options

The right to buy and sell a security based on price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk			●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk		●	●

Large Cap Stock Funds Prospectus	19

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

20	Large Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of funds Management, located at 525 Market Street, San Francisco, California 94105, is the sub-adviser for the Capital Growth, Endeavor Select and Growth Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals, As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Matrix Asset Advisors, Inc. (“Matrix”), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Growth and Income Fund. Matrix is a registered investment adviser that provides investment advisory services to Matrix Advisors Value Fund, individuals, endowments, and pension accounts. As of December 31, 2004, Matrix managed $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

Large Cap Stock Funds Prospectus	21

Organization and Management of the Funds

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of the Funds’ operation, coordination of the other services provided to the Funds, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Funds’ business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

22	Large Cap Stock Funds Prospectus

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Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

24	Large Cap Stock Funds Prospectus

How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least [$100] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios); and

•	Institutions who invest a minimum initial amount of $5 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering

Large Cap Stock Funds Prospectus	25

Your Account	How to Buy Shares

inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

26	Large Cap Stock Funds Prospectus

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Large Cap Stock Funds Prospectus	27

Your Account

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have

28	Large Cap Stock Funds Prospectus

Exchanges

access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Large Cap Stock Funds Prospectus	29

Other Information

Income and Gain Distributions

The Growth and Income Fund makes distributions of any net investment income at least quarterly and realized net capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in the stock producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy Fund shares shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

30	Large Cap Stock Funds Prospectus

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV.

Large Cap Stock Funds Prospectus	31

Portfolio Managers

David A. Katz, CFA

Growth and Income Fund and its predecessor since 2005

Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz is also a research analyst and portfolio manager for Matrix. He co-managed the Matrix Advisors Value Fund from 1996 to 1998. Mr. Katz became the sole portfolio manager in 1998 and has worked in this position until the present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors. Mr. Katz chairs the Investment Policy Committee and is a portfolio manager/analyst. He earned his B.A. degree in economics, summa cum laude, from Union College and his M.B.A. degree , with a concentration in finance, from New York University Graduate School of Business.

Brandon M. Nelson, CFA

Growth Fund since and its predecessor 2005

Mr. Nelson joined Wells Capital Management in 2005. Prior to that, he was with SCM since 1996 and since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. He received a bachelor’s degree in business administration and a master’s of science degree in finance from the University of Wisconsin, Madison, and was selected to participate in the Applied Security Analysis Program.

Thomas C. Ognar, CFA

Growth Fund and its predecessor since 2002

Mr. Ognar joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, Mr. Ognar was with SCM since January 1998, where he was a senior equity research analyst from October 1998 to 2002. Prior to joining SCM, he was a research analyst at M&I Investment Management Corp. and he was a trader at Republic Securities, Inc. Mr. Ognar received his B.A. degree in finance from Miami University and his M.S. degree in finance from the University of Wisconsin, Madison.

Bruce C. Olson, CFA

Growth Fund and its predecessor since 2005

Mr. Olson joined Wells Capital Management in 2005. Prior to that he was with SCM since 1994, where he managed separate and institutional accounts since January 1998. In May 2002, he was named as a co-portfolio manager of the Strong Large Cap Growth Fund and sole portfolio manager of the Fund on June 30, 2003. Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. (a retail real estate and asset business that was dissolved in 1993). Prior to joining Olson Brothers Inc., he was an account manager at The Travelers Corporation in 1982. He then went on to the American National Bank and Trust Co. of Chicago, Investment Management Group. Later, he became a portfolio manager and research analyst for Minton Investment Corporation. Mr. Olson earned a B.A. degree in finance and history form Gustavus Adolphus College.

Thomas J. Pence, CFA

Capital Growth Fund and its predecessor since 2004

Endeavor Select Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital Management he was a portfolio manager at SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in

32	Large Cap Stock Funds Prospectus

business from Indiana University and his M.B.A. degree in finance with honors form the University of Notre Dame.

Erik J. Voss, CFA

Endeavor Select Fund and its predecessor since 2000

Mr. Voss joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at SCM since October 2000. From January 1997 to October 2000, Mr. Voss was employed at Conseco Capital Management, Inc. as a portfolio manager. Mr. Voss received his B.S. degree in mathematics in 1989 and his M.S. degree in finance from the University of Wisconsin in 1993.

Large Cap Stock Funds Prospectus	33

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, institutional trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

34	Large Cap Stock Funds Prospectus

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of distributions, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Large Cap Stock Funds Prospectus	35

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P074 (4/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Large Cap Stock Funds

Prospectus

Wells Fargo Advantage Growth Fund

Wells Fargo Advantage Growth and Income Fund

Advisor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Stock Funds

Large Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Growth Fund	Seeks long-term capital appreciation.

Growth and Income Fund	Seeks total return, comprised of long-term capital appreciation and current income.

4	Large Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest at least 80% of the Fund’s asset in equity securities. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

Large Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 15; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

6	Large Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page . The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Growth and Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds’ on page . Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Cap Stock Funds Prospectus	7

Performance History

The Wells Fargo Advantage Growth Fund and Growth and Income Fund have been in operation for less than one calendar year; therefore, no performance information is shown for the Funds.

8	Large Cap Stock Funds Prospectus

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Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Growth Fund	Growth and Income Fund
Management Fees[1]	0.69%	0.74%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.65%	0.60%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.34%	1.34%
Fee Waivers	0.04%	0.20%

NET EXPENSES[3]	1.30%	1.14%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[2]	Other expenses are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Large Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Growth Fund	Growth and Income Fund
1 YEAR	$132	$116
3 YEARS	$416	$384
5 YEARS	$726	$695
10 YEARS	$1,606	$1,577

Large Cap Stock Funds Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Large Cap Stock Funds Prospectus

Growth Fund

Portfolio Managers:    Thomas C. Ognar, CFA; Brandon M. Nelson, CFA; Bruce C. Olson, CFA

Investment Objective

The Growth Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of companies that we believe have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. We focus on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	13

Growth and Income Fund

Portfolio Manager:    David A. Katz, CFA

Investment Objective

The Growth and Income Fund seeks total return comprised of long-term capital appreciation and current income.

Investment Strategies

We invest principally in large-capitalization companies which are defined as those with a market capitalization of $3 billion or more. We select companies that we believe are financially strong and meet specific valuation criteria. We evaluate a company’s financial position as measured by balance sheet data, and a company’s stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

14	Large Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Growth Fund and Growth and Income Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Funds that invest in foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Large Cap Stock Funds Prospectus	15

Additional Strategies and General Investment Risks

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

16	Large Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		GROWTH	GROWTH AND INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●

Options

The right to buy or sell a security based on price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●

Large Cap Stock Funds Prospectus	17

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

18	Large Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over [        ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Growth Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of [        ] billion.

Matrix Asset Advisors, Inc. (“Matrix”), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Growth and Income Fund. Matrix is a registered investment adviser that provides investment advisory services to Matrix Advisors Value Fund, individuals, endowments, and pension accounts. As of December 31, 2004, Matrix managed $[        ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Large Cap Stock Funds Prospectus	19

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

20	Large Cap Stock Funds Prospectus

How to Buy Shares

Typically, Advisor Class shares are bought and held by the Institution through which you are investing. Investors interested in purchasing Advisor Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at a financial intermediary in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Advisor Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Minimum Investments

Investors are required to make a minimum initial investment of $1,000 per Fund, or $250 for a retirement account, and $100 for each investment after the initial investment. Institutions may

Large Cap Stock Funds Prospectus	21

Your Account How to Buy Shares

require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or may investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent’s recommendations or decisions. Prospective investors should consult their selling or shareholder servicing agent if they wish to request further information regarding these matters.

22	Large Cap Stock Funds Prospectus

How to Sell Shares

Advisor Class shares must be redeemed in accordance with the account agreement governing your Customer Account through which you hold your shares. Please read the account agreement for rules governing selling shares, and contact your selling agent or Institution with any questions.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day, and the proceeds distributed the next business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Large Cap Stock Funds Prospectus	23

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have

24	Large Cap Stock Funds Prospectus

access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Large Cap Stock Funds Prospectus	25

Other Information

Income and Gain Distributions

The Growth and Income Fund makes distributions of any net investment income at least quarterly and realized net capital gains at least annually. The Growth Fund makes such distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances Fund shareholders may be subject to back-up withholding taxes.

26	Large Cap Stock Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV.

Large Cap Stock Funds Prospectus	27

Portfolio Managers

David A. Katz, CFA

Growth and Income Fund and its predecessor since 2005

Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz is also a research analyst and portfolio manager for Matrix Asset Advisors. He co-managed the Matrix Advisors Value Fund from 1996 to 1998. Mr. Katz became the sole portfolio manager in 1998 and has worked in this position until the present. After initially working at Management Assert Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors. Mr. Katz chairs the Investment Policy Committee and is a portfolio manager/analyst. He earned his B.A. degree in economics, summa cum laude, from Union College and his M.B.A. degree with a concentration in finance from New York University Graduate School of Business.

Brandon M. Nelson, CFA

Growth Fund and its predecessor since 2005

Mr. Nelson joined Wells Capital Management in 2005. Prior to that, he was with SCM since 1996 and since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. He received a bachelor’s degree in business administration and a M.S. degree in finance from the University of Wisconsin, Madison, and was selected to participate in the Applied Security Analysis Program.

Thomas C. Ognar, CFA

Growth Fund and its predecessor since 2002

Mr. Ognar joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, Mr. Ognar was with SCM since January 1998, where he was a senior equity research analyst from October 1998 to 2002. Prior to joining SCM, he was a research analyst at M&I Investment Management Corp., he was a trader at Republic Securities, Inc. Mr. Ognar received his B.A. degree in finance from Miami University and his M.S. degree in finance from the University of Wisconsin, Madison.

Bruce C. Olson, CFA

Growth Fund and its predecessor since 2005

Mr. Olson joined Wells Capital Management in 2005. Prior to that he was with SCM since 1994, where he managed separate and institutional accounts since January 1998. In May 2002, he was also named as a co-portfolio manager of the Strong Large Cap Growth Fund and sole portfolio manager of the Fund on June 30, 2003. Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. (a retail real estate and asset business that was dissolved in 1993). Prior to joining Olson Brothers Inc., he was an account manager at The Travelers Corporation in 1982. He then went on to the American National Bank and Trust Co. of Chicago, Investment Management Group. Later, he became a portfolio manager and research analyst for Minton Investment Corporation. Mr. Olson earned a B.A. degree in finance and history from Gustavus Adolphus College.

28	Large Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Large Cap Stock Funds Prospectus	29

Glossary

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of distributions reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

30	Large Cap Stock Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Large Cap Stock Funds

Prospectus

Wells Fargo Advantage Capital Growth Fund

Wells Fargo Advantage Dividend Income Fund

Wells Fargo Advantage Growth Fund

Wells Fargo Advantage Growth and Income Fund

Wells Fargo Advantage Large Cap Growth Fund

Investor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Large Cap Stock Funds

Large Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Capital Growth Fund	Seeks long-term capital appreciation.

Dividend Income Fund	Seeks above-averaged dividend income and long-term capital appreciation.

Growth Fund	Seeks long-term capital appreciation.

Growth and Income Fund	Seeks total return, comprised of long-term capital appreciation and current income.

Large Cap Growth Fund	Seeks long-term capital appreciation.

4	Large Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in dividend-paying securities. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s asset in equity securities. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

Large Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 18; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

6	Large Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Capital Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

Dividend Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund’s stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks.

Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Growth and Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

Large Cap Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Cap Stock Funds Prospectus	7

Performance History

The Capital Growth, Dividend Income, Growth, Growth and Income and Large Cap Growth Funds have been in operation for less than one calendar year; therefore, no performance information is shown for the Funds.

8	Large Cap Stock Funds Prospectus

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Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Capital Growth Fund	Dividend Income Fund	Growth Fund
Management Fees[1]	0.75%	0.75%	0.69%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.88%	0.77%	0.82%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.63%	1.52%	1.51%
Fee Waivers	0.21%	0.15%	0.04%

NET EXPENSES[3]	1.42%	1.37%	1.47%

	Growth and Income Fund	Large Cap Growth Fund
Management Fees[1]	0.74%	0.74%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.77%	0.76%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.51%	1.50%
Fee Waivers	0.20%	0.31%

NET EXPENSES[3]	1.31%	1.19%

[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[2]	Other expenses are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Large Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Capital Growth Fund	Dividend Income Fund	Growth Fund	Growth and Income Fund	Large Cap Growth Fund
1 YEAR	$145	$139	$150	$133	$121
3 YEARS	$472	$450	$469	$437	$412
5 YEARS	$846	$800	$816	$785	$758
10 YEARS	$1,896	$1,786	$1,795	$1,766	$1,736

Large Cap Stock Funds Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Large Cap Stock Funds Prospectus

Capital Growth Fund

Portfolio Manager:    Thomas J. Pence, CFA

Investment Objective

The Capital Growth Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in securities of large-capitalization companies, which include income-producing securities, that we believe offer the potential for above-average earnings growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more.

To identify stocks that offer the opportunity for growth, we look for stocks that have attractive growth prospects, (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or that are well positioned in a growth industry).

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	13

Dividend Income Fund

Portfolio Managers:    Jennifer C. Newell, CFA; Roger D. Newell

Investment Objective

The Dividend Income Fund seeks above-average dividend income and long-term capital appreciation.

Investment Strategies

We invest principally in the common stocks of well-established companies that have demonstrated the willingness and ability to pay dividends. These companies typically have a dividend yield that is greater than the S&P Industrial’s dividend yield. We will typically tend to buy a stock when its yield relative to the market is historically high and sell a stock when its yield relative to the market is historically low. Although we may invest in any sector, at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in dividend-paying securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

14	Large Cap Stock Funds Prospectus

Growth Fund

Portfolio Managers:    Thomas C. Ognar, CFA; Brandon M. Nelson, CFA; Bruce C. Olson, CFA

Investment Objective

The Growth Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of companies that we believe have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. We focus on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	15

Growth and Income Fund

Portfolio Manager:     David A. Katz, CFA

Investment Objective

The Growth and Income Fund seeks total return comprised of long-term capital appreciation and current income.

Investment Strategies

We invest principally in large-capitalization companies which are defined as those with a market capitalization of $3 billion or more. We select companies that we believe are financially strong and meet specific valuation criteria. We evaluate a company’s financial position as measured by balance sheet data, and a company’s stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return or equity and book value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short term capital gain.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

16	Large Cap Stock Funds Prospectus

Large Cap Growth Fund

Portfolio Managers:    Brandon M. Nelson, CFA, Thomas C. Ognar, CFA, Bruce C. Olson, CFA

Investment Objective

The Large Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in securities of large-capitalization companies that we believe offer the potential for capital growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more.

We seek to identify companies that have superior sales and earnings, enjoy a competitive advantage (e.g., dominant market share), and have effective management (e.g., high return on invested capital). We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

Large Cap Stock Funds Prospectus	17

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Capital Growth Fund, Growth Fund, Growth and Income, Large Cap Growth Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and/or foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

18	Large Cap Stock Funds Prospectus

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Large Cap Stock Funds Prospectus	19

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CAPITAL GROWTH	DIVIDEND INCOME	GROWTH	GROWTH AND INCOME	LARGE CAP GROWTH

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●	●	●	●

20	Large Cap Stock Funds Prospectus

		CAPITAL GROWTH	DIVIDEND INCOME	GROWTH	GROWTH AND INCOME	LARGE CAP GROWTH

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Options

The right to buy or sell a security based
in an agreed upon price at a specific time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio value.

	Leverage and Liquidity Risk			●

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk			●

Large Cap Stock Funds Prospectus	21

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

22	Large Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Capital Growth, Dividend Income, Growth and Large Cap Growth Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Matrix Asset Advisors, Inc. (“Matrix”), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Growth and Income Fund. Matrix is a registered investment adviser that provides investment advisory services to Matrix Advisors Value Fund, individuals, endowments, and pension accounts. As of December 31, 2004, Matrix managed $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Large Cap Stock Funds Prospectus	23

Organization and Management of the Funds

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

24	Large Cap Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•

The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Large Cap Stock Funds Prospectus	25

Your Account

When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class Shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of

26	Large Cap Stock Funds Prospectus

transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Large Cap Stock Funds Prospectus	27

Your Account How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds: ATTN CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA
Att’n: Wells Fargo Funds (Name of Fund, Account # and Share Class)
Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028
Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Dividend Income Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

28	Large Cap Stock Funds Prospectus

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222, for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Large Cap Stock Funds Prospectus	29

Your Account

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargoadvantagefunds.com. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest.

•	To process your purchase, either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com. to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 28 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 28. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

30	Large Cap Stock Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Large Cap Stock Funds Prospectus	31

Your AccountHow to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

32	Large Cap Stock Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of

Large Cap Stock Funds Prospectus	33

Exchanges

the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

34	Large Cap Stock Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With the Payroll Direct Deposit Plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Dividend Income Fund and Growth and Income Fund make distributions of any net investment income at least quarterly and realized net capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Large Cap Stock Funds Prospectus	35

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding.

36	Large Cap Stock Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all

Large Cap Stock Funds Prospectus	37

Additional Services and Other Information

registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV.

38	Large Cap Stock Funds Prospectus

Portfolio Managers

David A. Katz, CFA

Growth and Income Fund and its predecessor since 2005

Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz is also a research analyst and portfolio manager for Matrix Asset Advisors. He co-managed the Matrix Advisors Value Fund from 1996 to 1998. Mr. Katz became the sole portfolio manager in 1998 and has worked in this position until the present. After initially working at Management Assert Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors. Mr. Katz chairs the Investment Policy Committee and is a portfolio manager/analyst. He earned his B.A. degree in economics, summa cum laude, from Union College and his M.B.A. degree, with a concentration in finance, from New York University Graduate School of Business.

Brandon M. Nelson, CFA

Growth Fund since and its predecessor 2005

Large Cap Growth Fund and its predecessor since 2005

Mr. Nelson joined Wells Capital Management in 2005. Prior to that, he was with SCM since 1996 and since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. He received a bachelor’s degree in business administration and a master’s of science degree in finance from the University of Wisconsin, Madison, and was selected to participate in the Applied Security Analysis Program.

Jennifer Newell, CFA

Dividend Income Fund and its predecessor since 2005

Ms. Newell joined Wells Capital in October 2003 as a senior portfolio manager of the Relative Yield Strategy. Prior to Wells Capital, Ms. Newell served as president and portfolio manager at Newell Associates from 1992 until October 2003, where she managed portfolios for institutional and private clients. Previously, Ms. Newell worked at Putnam Investments as assistant vice president and manager of product support. She also held a marketing position at Massachusetts Financial Services. Ms. Newell is a CFA charterholder. She received her master’s degree from the Haas School of Business at the University of California, Berkeley, and her bachelor’s degree from Wheaton College, Massachusetts.

Roger D. Newell

Dividend Income Fund and its predecessor since 2005

Mr. Newell joined Wells Capital in October, as senior strategist for the Relative Yield Strategy. He came to Wells Capital after serving as chairman and chief officer at Newell Associates from 1986 until October 2003, where he managed portfolios for institutional and private clients. Mr. Newell’s professional career includes tenure at the Bank of California where he served from 1958 until his departure in 1986 to form Newell Associates, While at the Bank of California he held various portfolio management positions including vice president and associate chief investment officer chairman of the Investment Policy Committee, chairman of the Trust, Commingled Fund Committee, and head of Coastwide Portfolio Management. Mr. Newell holds a JD degree from Harvard Law School. He obtained his bachelor’s and master’s degrees from the University of Minnesota.

Thomas C. Ognar, CFA

Growth Fund and its predecessor since 2002

Large Cap Growth and its predecessor Fund since 2005

Mr. Ognar joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, Mr. Ognar was with SCM since January 1998, where he was a senior equity research analyst from October 1998 to 2002. Prior to joining SCM, he was a research analyst at M&I Investment Management Corp., and a trader at Republic Securities, Inc. Mr. Ognar received his B.A. degree in finance from Miami University and his M.S. degree in finance from the University of Wisconsin, Madison.

Large Cap Stock Funds Prospectus	39

Portfolio Managers

Bruce C. Olson, CFA

Growth Fund and its predecessor since 2005

Large Cap Growth Fund and its predecessor since 2002

Mr. Olson joined Wells Capital Management in 2005. Prior to that he was with SCM since 1994, where he managed separate and institutional accounts since January 1998. In May 2002, he was also named as a co-portfolio manager of the Strong Large Cap Growth Fund and sole portfolio manager of the Fund on June 30, 2003. Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. (a retail, real estate, and asset management holding company business that was dissolved in 1993). Prior to joining Olson Brothers Inc., he was an account manager at The Travelers Corporation in 1982. He then went on to the American National Bank and Trust Co. of Chicago, Investment Management Group. Later, he became a portfolio manager and research analyst for Minton Investment Corporation. Mr. Olson earned a B.A. degree in finance and history from Gustavus Adolphus College.

Thomas J. Pence, CFA

Capital Growth Fund and its predecessor since 2004

Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital Management he was a portfolio manager at SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in business from Indiana University and his M.B.A. degree in finance with honors from the University of Notre Dame.

40	Large Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Large Cap Stock Funds Prospectus	41

Glossary

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

42	Large Cap Stock Funds Prospectus

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of distributions, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Large Cap Stock Funds Prospectus	43

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (04/05)

ICA Reg.No.

811-09253

Printed on Recycled Paper

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Advantage Large Cap Stock Funds

Prospectus

Wells Fargo Advantage C&B Tax-Managed Value FundSM

Class D

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Stock Funds

Large Cap Stock Fund Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

C&B Tax-Managed Value Fund	Seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

4	C&B Tax-Managed Value Fund

PRINCIPAL STRATEGIES

We emphasize investment in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund’s shareholders by managing the amount of realized gains, through reduced portfolio turnover.

C&B Tax-Managed Value Fund	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund description beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 16; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

After-tax Returns

The Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an Individual Retirement Account (“IRA”) or a 401(k) Plan).

Equity Securities

The Fund invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, stocks of larger companies tend to be less volatile and more liquid than stocks of smaller companies. Because the Fund typically invests in 30 to 50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

6	C&B Tax-Managed Value Fund

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Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Effective at the close of business on July 23, 2004, the Wells Fargo Advantage C&B Tax-Managed Value Fund was organized as the successor fund to the C&B Tax-Managed Value Fund. The historical performance information shown for the successor fund for periods prior to the Fund’s reorganization date reflects the historical information for its predecessor.

C&B Tax-Managed Value Fund Class D Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 19.60%	Worst Qtr.:	Q3 ‘02 • (14.88)%

*	The Fund’s year-to-date performance through March 31, 2004, was 3.04%.

8	C&B Tax-Managed Value Fund

The table below provides average annual total return information for the Fund’s Class D shares, and includes both before- and after-tax returns for the Class D shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local taxes or foreign. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans, or Investment Retirement Accounts (“IRAs”).

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class D Returns Before Taxes (Incept. 2/12/1997)	28.10%	8.62%	10.47%
Class D Returns After Taxes on Distributions	27.97%	7.92%	9.81%
Class D Returns After Taxes on Distributions and Sale of Fund Shares	18.40%	7.13%	8.85%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	28.69%	(0.57)%	6.43%
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	30.03%	3.56%	8.35%
[1]	Performance shown reflects the performance of the predecessor fund’s single class of shares.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

C&B Tax-Managed Value Fund	9

Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
C&B Tax-Managed Value Fund
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None
Redemption Fee[1]	1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
C&B Tax-Managed Value Fund
Management Fees[2]	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses[3]	0.94%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.69%
Fee Waivers	0.49%

NET EXPENSES[4]	1.20%
[1]	Deducted from the net proceeds of shares redeemed or exchanged within one year after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 25 for further information.
[2]	The Fund’s investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[3]	Other expenses are based on estimates for the current fiscal year and include various start-up expenses, which will only be incurred in the first year of the Fund’s operation. Without including these first year expenses, the Gross Operating Expense ratio for the Fund would be 1.54%. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	C&B Tax-Managed Value Fund

Summary of Expenses

EXAMPLE OF EXPENSES

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

C&B Tax-Managed Value Fund
1 YEAR	$222
3 YEARS	$417
5 YEARS	$771
10 YEARS	$1,770

C&B Tax-Managed Value Fund	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	C&B Tax-Managed Value Fund

C&B Tax-Managed Value Fund

Portfolio Managers:    A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

Investment Objective

The C&B Tax-Managed Value Fund seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

Investment Strategies

We emphasize investment in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund’s shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund. We intend to balance these tax considerations with the pursuit of the Fund’s objective, and we reserve the right to engage in short-term trading if market conditions warrant such trading.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of total assets in equity securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6. The Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an IRA or a 401(k) Plan).

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 16. These considerations are all important to your investment choice.

C&B Tax-Managed Value Fund	13

C&B Tax-Managed Value Fund

The table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Fund, also available upon request.

FOR A SHARE OUTSTANDING
	PREDECESSOR FUND’S SINGLE SHARE CLASS—COMMENCED ON FEBRUARY 12, 1997

For the period ended:	Apr. 30, 2004[1,2] (unaudited)	Oct. 31, 2003[2]
Net asset value, beginning of period	$15.97	$12.94
Income from investment operations:
Net investment income (loss)	0.04	0.09
Net realized and unrealized gain (loss) on investments	1.33	3.05
Total from investment operations	1.37	3.14
Less distributions:
Dividends from net investment income	(0.04)	(0.10)
Distributions from net realized gain[7]	—	(0.01)
Total from distributions	(0.04)	(0.11)
Net asset value, end of period	$17.30	$15.97
Total return[4]	8.57%	24.42%
Ratios/supplemental data:
Net assets, end of period (000s)	$15,153	$9,147
Ratios to average net assets:
Ratio of expenses to average net assets	1.25%	1.25%[5]
Ratio of net investment income (loss) to average net assets	0.45%	0.65%
Portfolio turnover	10%	31%
[1]	All ratios for the period have been annualized.
[2]	Per share figures calculated using Average Share Method.
[3]	On November 19, 2001, The Advisors’ Inner Circle Fund C&B Tax-Managed Value Portfolio (the “AIC Portfolio”) acquired the assets of the UAM Funds Inc. C&B Equity for Taxable Investors Portfolio (the “UAM Portfolio”). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
[4]	Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

14	C&B Tax-Managed Value Fund

Financial Highlights

Oct. 31, 2002[2]	Oct. 31, 2001[3]	Oct. 31, 2000	Oct. 31, 1999
$13.63	$15.33	$12.87	$12.23

0.09	0.13	0.15	0.12
(0.69)	(0.39)	2.45	0.64
(0.60)	(0.26)	2.60	0.76

(0.09)	(0.14)	(0.14)	(0.12)
—	(1.30)	—	—
(0.09)	(1.44)	(0.14)	(0.12)
$12.94	$13.63	$15.33	$12.87
(4.45)%	(1.96)%	20.32%	6.23%

$4,799	$2,623	$2,253	$3,634

1.19%[5,6]	1.00%	1.00%	1.00%
0.66%	0.94%	0.96%	0.96%
32%	16%	9%	20%
[5]	Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.76% and 2.63%, respectively.
[6]	As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.
[7]	Amounts designated as “—”are either $0 or have been rounded to $0.

C&B Tax-Managed Value Fund	15

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage C&B Tax-Managed Value Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

16	C&B Tax-Managed Value Fund

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

In addition to the general risks discussed above and under “Summary of Important Risks, ”you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

C&B Tax-Managed Value Fund	17

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase return on those securities.
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

Credit, Counter-Party and Leverage Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk

18	C&B Tax-Managed Value Fund

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Cooke & Bieler, L.P. 1700 Market Street Philadelphia, PA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

C&B Tax-Managed Value Fund	19

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[        ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi- manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the Fund, and thereby responsible for the day-to-day investment management activities of the Fund. As of December 31, 2004, Cooke & Bieler managed over $[        ] billion in assets.

Cooke & Bieler is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

20	C&B Tax-Managed Value Fund

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

C&B Tax-Managed Value Fund	21

Your Account

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Fund are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	C&B Tax-Managed Value Fund

How to Buy Shares

This section provides information on how to open an account, and how to purchase, sell and exchange Fund shares. Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an Institution should contact Investor Services at 1-800-222-8222 for assistance with purchasing, selling or exchanging Fund shares.

Class D shares are available for purchase by or through Institutions. Individuals interested in purchasing Class D shares of the Fund should contact a customer service representative at an Institution and should understand the following:

•	Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

•	Institutions are usually the holders of record of Class D shares held through customer accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Fund and for delivering required payment on a timely basis; and

•	Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund.

Investors who are interested in purchasing shares directly from the Fund should refer to information on other share classes offered by the Fund.

All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

C&B Tax-Managed Value Fund	23

Your Account

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

Minimum Investments

Investors are required to make a minimum initial investment of $2,500 per Fund, and $100 for each investment after the initial investment. An Institution may require different minimum investment amounts. Please consult a customer service representative from your Institution for details.

24	C&B Tax-Managed Value Fund

How to Sell Shares

Class D shares held through an Institution must be redeemed in accordance with the account agreement governing your customer account at such firm. Please read the account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING FUND SHARES:

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Your redemptions are net of any applicable redemption fee.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Redemption Fees

For the Fund, a 1.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within one year after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	due to participation in the Systematic Withdrawal Plan.

•	Wells Fargo fund of fund transactions.

25	C&B Tax-Managed Value Fund

Your Account

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class D shares may be exchanged for Class A shares of a money market fund;

•	Class D shares may be exchanged for Class A shares of a non-money market fund; you will pay the Public Offering Price (“POP”) for the new shares, unless you are otherwise eligible to buy such shares at NAV.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	The Fund imposes a 1.00% redemption fee on shares that are exchanged within one year of purchase. See page 25 for additional information.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or

C&B Tax-Managed Value Fund	26

Exchanges

lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

27	C&B Tax-Managed Value Fund

Additional Services and Other Information

Income and Gain Distributions

The Fund makes distributions of any net investment income and realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in the stock producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

C&B Tax-Managed Value Fund	28

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

29	C&B Tax-Managed Value Fund

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your Investment Professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. securities are securities (1) issued by companies with their principal place of business or principal office in a country other than U.S.; (2) issued by companies regardless of where their securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that

C&B Tax-Managed Value Fund	30

Glossary

derive at least 50% of their revenue or profits from goods produced or sold, investments made, services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund’s distributor allowing it to sell the Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

31	C&B Tax-Managed Value Fund

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P071 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Small and Mid Cap Stock Funds

Prospectus

Wells Fargo Advantage C&B Mid Cap Value Fund Wells Fargo Advantage Common Stock Fund Wells Fargo Advantage Mid Cap Growth Fund Wells Fargo Advantage Small Cap Growth Fund Wells Fargo Advantage Small Cap Value Fund

Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Stock Funds

Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

C&B Mid Cap Value Fund	Seeks maximum long-term total return, consistent with minimizing risk to principal.

Common Stock Fund	Seeks long-term capital appreciation.

Mid Cap Growth Fund (formerly named the Montgomery Mid Cap Growth Fund)	Seeks long-term capital appreciation.

Small Cap Growth Fund (formerly named the Montgomery Small Cap Fund)	Seeks long-term capital appreciation.

Small Cap Value Fund	Seeks long-term capital appreciation.

4	Small and MidCap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We invest at least 80% of the Fund’s assets in common stocks. We may invest up to 25% of the Fund’s assets in foreign securities.

We actively manage a diversified portfolio of common stocks of medium-sized U.S. companies that we believe have above-average growth potential. Generally, such companies will have a market capitalization within the range of the Russell Midcap Index, which was $13.84 billion as of June 30, 2004 and is expected to change frequently.

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We invest principally in securities of companies with market capitalizations of less than $2 billion at the time of purchase.

We invest at least 80% of the Fund’s assets in securities of small-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500® Index at the time of purchase; and up to 30% of the Fund’s assets in foreign securities. As a hedging strategy, the Fund may write put and call options.

Small and MidCap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 17;

•	the “Additional Strategies and General Investment Risks” section beginning on page 32; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and MidCap Stock Funds Prospectus

FUND	SPECIFIC RISKS

C&B Mid Cap Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. In addition, stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events that the sticks of larger, more established companies.

Common Stock Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Mid Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Small and MidCap Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Common Stock Fund and Small Cap Value Fund have been in operation for less than one calendar year; therefore, no performance is shown for these Funds.

The Wells Fargo Advantage Small Cap Growth Fund was organized as the successor fund to the Montgomery Small Cap Fund. The Montgomery Mid Cap Fund was reorganized into and became the accounting survivor for the Wells Fargo Advantage Mid Cap Growth Fund. The predecessor Montgomery funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical performance information shown for each successor fund for periods prior to each Fund’s reorganization date reflects the historical information for its predecessor.

Effective at the close of business on July 23, 2004, the Wells Fargo C&B Mid Cap Value Fund was organized as the successor fund to the C&B Mid Cap Value Portfolio. The historical performance information shown for the successor fund for periods prior to the fund’s reorganization date reflects the historical information for its predecessor.

8	Small and MidCap Stock Funds Prospectus

C&B Mid Cap Value Fund Class A Calendar Year Returns*1

Best Qtr.:	Q2 ‘99 • 20.78%	Worst Qtr.:	Q3 ‘02 • (20.75)%

*	Performance shown reflects the performance of the Fund’s Class D shares. The Fund’s year-to-date performance through March 31, 2004, was 3.62%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans, or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 7/26/2004)	38.99%	17.25%	14.66%
Class A Returns After Taxes on Distributions	38.77%	15.97%	13.54%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	25.60%	14.35%	12.19%
Class B Returns Before Taxes (Incept. 7/26/2004)	38.99%	17.25%	14.66%
Class C Returns Before Taxes (Incept. 7/26/2004)	38.99%	17.25%	14.66%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	38.07%	8.73%	7.71%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	40.06%	7.23%	8.17%
[1]	Performance shown reflects the performance of the Fund’s Class D shares, and includes fees and expenses that are not applicable to and are lower than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class’s returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Class D shares incepted on February 18, 1998.

Small and MidCap Stock Funds Prospectus	9

Performance History

Mid Cap Growth Fund Class A Calendar Year Returns*2

Best Qtr.:	Q4 ‘99 • 32.68%	Worst Qtr.:	Q3 ‘01 • (21.96)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 12/30/94)[2]	30.13%	(0.75)%	8.15%
Class A Returns After Taxes on Distributions	30.13%	(3.50)%	5.87%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	19.58%	(1.39)%	6.39%
Class B Returns Before Taxes (Incept. 06/09/03)[3]	32.02%	(0.72)%	8.05%
Class C Returns Before Taxes (Incept. 06/09/03)[3]	34.66%	(0.52)%	7.93%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	40.06%	7.23%	10.77%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	47.25%	7.13%	10.82%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares reflects the performance of the predecessor fund’s Class R shares adjusted for the applicable sales charges.
[3]	Performance shown for periods prior to inception of this Class reflects the performance of the predecessor fund’s Class R shares adjusted to reflect this Class’s fees and expenses.

10	Small and MidCap Stock Funds Prospectus

Small Cap Growth Fund Class A Calendar Year Returns*2

Best Qtr.:	Q4 ‘99 • 47.31%	Worst Qtr.:	Q3 ‘98 • (32.37)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 07/13/90)[2]	39.38%	0.02%	5.13%
Class A Returns After Taxes on Distributions	39.38%	(1.34)%	2.71%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	25.59%	(0.22)%	3.48%
Class B Returns Before Taxes (Incept. 06/09/03)[3]	41.73%	0.06%	4.96%
Class C Returns Before Taxes (Incept. 06/09/03)[3]	44.41%	0.27%	4.87%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	47.25%	7.13%	9.47%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	48.54%	0.86%	5.43%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares reflects the performance of the predecessor fund’s Class R shares adjusted for the applicable sales charges. The predecessor fund’s Class R is the accounting survivor of the reorganization of the Montgomery Small Cap Fund’s Class P and Class R into the Fund’s Class A.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the predecessor fund’s Class R shares adjusted to reflect this Class’s fees and expenses.

Small and MidCap Stock Funds Prospectus	11

Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	C&B Mid Cap Value Fund			Common Stock Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.75%	0.75%	0.75%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.64%	0.64%	0.64%	0.63%	0.63%	0.63%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.39%	2.14%	2.14%	1.33%	2.08%	2.08%
Fee Waivers	0.00%	0.00%	0.00%	0.02%	0.02%	0.02%

NET EXPENSES[4]	1.39%	2.14%	2.14%	1.31%	2.06%	2.06%
	Mid Cap Growth Fund			Small Cap Growth Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.75%	0.75%	0.75%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.69%	0.69%	0.69%	0.66%	0.66%	0.66%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.44%	2.19%	2.19%	1.56%	2.31%	2.31%
Fee Waivers	0.04%	0.04%	0.04%	0.16%	0.16%	0.16%

NET EXPENSES[4]	1.40%	2.15%	2.15%	1.40%	2.15%	2.15%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Common Stock, C&B Mid Cap Value and Mid Cap Growth Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Small Cap Growth and Small Cap Value Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.

12	Small and MidCap Stock Funds Prospectus

Summary of Expenses

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Small Cap Value Fund
	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.83%	0.83%	0.83%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses[3]	0.63%	0.63%	0.63%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.46%	2.21%	2.21%
Fee Waivers	0.02%	0.02%	0.02%

NET EXPENSES[4]	1.44%	2.19%	2.19%
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Funds, except the Common Stock Fund and Small Cap Value Fund, have been adjusted as necessary from amounts incurred during the Fund’s most recent year to reflect current fees and expenses. Other expenses for the Common Stock Fund and Small Cap Value Fund are based on estimated amounts for the current fiscal year. Other expenses for the C&B Mid Cap Value Fund include various Fund start-up expenses, which will only be incurred in the first year of the Fund’s operation. Without including these first year expenses, the Gross Operating Expense ratio for the C&B Mid Cap Value Fund would be 0.95%.
[4]	For the C&B Mid Cap Value Fund, the adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. For the Common Stock, Mid Cap Growth Small Cap Value Funds, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Small and MidCap Stock Funds Prospectus	13

Stock Fund	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	C&B Mid Cap Value Fund			Common Stock Fund			Mid Cap Growth Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$708	$717	$317	$701	$709	$309	$709	$718	$318
3 YEARS	$990	$970	$670	$968	$948	$648	$997	$978	$678
5 YEARS	$1,292	$1,349	$1,149	$1,258	$1,315	$1,115	$1,310	$1,368	$1,168
10 YEARS	$2,148	$2,192	$2,472	$2,081	$2,125	$2,407	$2,196	$2,241	$2,519
	Small Cap Growth Fund			Small Cap Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$709	$718	$318	$713	$722	$322
3 YEARS	$1,009	$989	$706	$1,006	$987	$687
5 YEARS	$1,345	$1,404	$1,221	$1,323	$1,381	$1,181
10 YEARS	$2,294	$2,340	$2,633	$2,218	$2,263	$2,541

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period.

	C&B Mid Cap Value Fund			Common Stock Fund			Mid Cap Growth Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$708	$217	$217	$701	$209	$209	$709	$218	$218
3 YEARS	$990	$670	$670	$968	$648	$648	$997	$678	$678
5 YEARS	$1,292	$1,149	$1,149	$1,258	$1,115	$1,115	$1,310	$1,168	$1,168
10 YEARS	$2,148	$2,192	$2,472	$2,081	$2,125	$2,407	$2,196	$2,241	$2,519
	Small Cap Growth Fund			Small Cap Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$709	$218	$218	$713	$222	$222
3 YEARS	$1,009	$689	$706	$1,006	$687	$687
5 YEARS	$1,345	$1,204	$1,221	$1,323	$1,181	$1,181
10 YEARS	$2,294	$2,340	$2,633	$2,218	$2,263	$2,541

14	Small and MidCap Stock Funds Prospectus

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. ”You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus have the potential to become gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objectives and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administration and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s).

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Small and MidCap Stock Funds Prospectus	15

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C&B Mid Cap Value Fund

Portfolio Managers:     A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

Investment Objective

The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

Small and MidCap Stock Funds Prospectus	17

C&B Mid Cap Value Fund

The table below shows the financial performance of the Fund’s Class D shares. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

FOR A SHARE OUTSTANDING
	CLASS D SHARES—COMMENCED ON FEBRUARY 18, 1998

For the period ended:	Apr. 30, 2004[1,2] (unaudited)	Oct. 31, 2003[2]
Net asset value, beginning of period	$17.96	$13.15
Income from investment operations:
Net investment income (loss)[7]	—	—
Net realized and unrealized gain (loss) on investments	1.27	4.83
Total from investment operations	1.27	4.83
Less distributions:
Dividends from net investment income	(0.00)[8]	(0.02)
Distributions from net realized gain[7]	(0.17)	—
Total from distributions	(0.17)	(0.02)
Net asset value, end of period	$19.06	$17.96
Total return[4]	7.14%	36.76%
Ratios/supplemental data:
Net assets, end of period (000s)	$477,614	$301,513
Ratios to average net assets:
Ratio of expenses to average net assets	1.07%	1.27%[5]
Ratio of net investment income (loss) to average net assets	0.02%	0.01%
Portfolio turnover	19%	18%
[1]	All ratios for the period have been annualized.
[2]	Per share figures calculated using Average Shares Method.
[3]	On November 19, 2001, The Advisors’ Inner Circle Fund C&B Mid Cap Value Portfolio (the “AIC Portfolio”) acquired the assets of the UAM Funds Inc. C&B Mid Cap Equity Portfolio (the “UAM Portfolio”). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
[4]	Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

18	Small and MidCap Stock Funds Prospectus

Financial Highlights

Oct. 31, 2002[2]	Oct. 31, 2001[3]	Oct. 31, 2000	Oct. 31, 1999
$14.19	$12.78	$9.84	$9.69

(0.01)	0.08	0.07	0.06
(0.19)	2.12	3.16	0.15
(0.20)	2.20	3.23	0.21

(0.04)	(0.09)	(0.08)	(0.06)
(0.80)	(0.70)	(0.21)	—
(0.84)	(0.79)	(0.29)	(0.06)
$13.15	$14.19	$12.78	$9.84
(2.09)%	18.14%	33.78%	2.19%

$81,390	$5,934	$1,520	$1,446

1.37%[5,6]	1.00%	1.00%	1.00%
(0.07)%	0.68%	0.66%	0.70%
30%	44%	101%	81%
[5]	Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.27% and 1.54%, respectively.
[6]	As of March 1, 2002, the expense cap changed from 1.00% to 1.40%.
[7]	Amounts designated as “—” are either $0 or have been rounded to $0.
[8]	Amount is less than $0.01.

Small and MidCap Stock Funds Prospectus	19

Common Stock Fund

Portfolio Managers:    Ann M. Miletti; Richard T. Weiss

Investment Objective

The Common Stock Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in common stocks of small- and medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. We select companies based on their “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive standing and other factors we deem relevant to each industry. We may sell a stock when its price no longer compares favorably with the company’s private market value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in common stocks; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

20	Small and MidCap Stock Funds Prospectus

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Mid Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Mid Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We focus our investment strategy on identifying and investing in medium-sized companies that are relatively established but that we believe continue to provide consistent growth potential. Generally, such companies will have a total stock market value (market capitalization) within the range of the Russell Midcap Index, which was $513 million to $13.84 billion as of September 30, 2004 and is expected to change frequently.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in mid-capitalization securities.

Important Risk Factors and Other Considerations

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. In particular, medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Some of the medium-sized companies in which we invest may have more aggressive capital structures, including higher debt levels, or are involved in rapidly growing or changing industries, and/or new technologies.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/GatewaySM structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure. See the “Master/GatewaySM Structure” description on the “Key Information” on page 15 for further information.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

22	Small and MidCap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON DECEMBER 30, 1994

For the period ended:	Sept. 30, 2003[2]	June 30, 2003	June 30, 2002[1]	June 30, 2001[1]	June 30, 2000[1]	June 30, 1999[1]
Net asset value, beginning of period	$4.77	$4.82	$7.27	$12.36	$9.85	$10.89
Income from investment operations:
Net investment income (loss)	(0.05)	(0.02)	(0.05)	(0.09)	(0.17)	(0.08)
Net realized and unrealized gain (loss) on investments	0.37	(0.03)	(1.78)	(0.80)	4.01	(0.40)
Total from investment operations	0.32	(0.05)	(1.83)	(0.89)	3.84	(0.48)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.62)	(4.20)	(1.33)	(0.56)
Total distributions	0.00	0.00	(0.62)	(4.20)	(1.33)	(0.56)
Net asset value, end of period	$5.09	$4.77	$4.82	$7.27	$12.36	$9.85
Total return[3]	6.71%	(1.04)%	(26.49)%	(11.76)%	42.46%	(4.07)%
Ratios/supplemental data:
Net assets, end of period (000s)	$87,980	$85,320	$98,526	$164,497	$224,944	$382,483
Ratios to average net assets[5]:
Ratio of expenses to average net assets	1.42%	1.49%	1.50%	1.51%	1.55%	1.66%
Ratio of net investment income (loss) to average net assets	(1.03)%	(0.65)%	(0.80)%	(1.13)%	(1.19)%	(0.83)%
Portfolio turnover	55%	142%	143%	68%	63%	76%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.42%	1.86%	3.10%	2.32%	1.92%	1.66%
[1]	Per share numbers have been adjusted to reflect a 2.0103 to 1 stock split.
[2]	The Fund changed its fiscal year-end from June 30 to September 30.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
[4]	During each period various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.

Small and MidCap Stock Funds Prospectus	23

Mid Cap Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS B SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$4.68	$4.67
Income from investment operations:
Net investment income (loss)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	0.37	0.00
Total from investment operations	0.31	0.01
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$4.99	$4.68
Total return[2]	6.62%	0.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$5,216	$4,599
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.17%	2.14%
Ratio of net investment income (loss) to average net assets	(1.78)%	3.82%
Portfolio turnover	55%	142%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.17%	2.22%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

24	Small and MidCap Stock Funds Prospectus

Financial Highlights

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$4.68	$4.67
Income from investment operations:
Net investment income (loss)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	0.36	0.00
Total from investment operations	0.30	0.01
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$4.98	$4.68
Total return[2]	6.41%	0.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$607	$493
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.17%	2.12%
Ratio of net investment income (loss) to average net assets	(1.78)%	4.05%
Portfolio turnover	55%	142%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.17%	2.22%

Small and MidCap Stock Funds Prospectus	25

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Small Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small cap securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

Small and MidCap Stock Funds Prospectus	27

Small Cap Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 13, 1990

For the period ended:	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000	June 30, 1999
Net asset value, beginning of period	$8.93	$8.61	$11.85	$22.20	$16.58	$20.73
Income from investment operations:
Net investment income (loss)	(0.02)	(0.07)	(0.07)	(0.13)	(0.28)	(0.17)
Net realized and unrealized gain (loss) on investments	0.53	0.39	(3.08)	(4.43)	5.90	(1.21)
Total from investment operations	0.51	0.32	(3.15)	(4.56)	5.62	(1.38)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.09)	(5.79)	0.00	(2.77)
Total distributions	0.00	0.00	(0.09)	(5.79)	0.00	(2.77)
Net asset value, end of period	$9.44	$8.93	$8.61	$11.85	$22.20	$16.58
Total return[2]	5.71%	3.72%	(26.68)%	(21.71)%	34.12%	(4.14)%
Ratios/supplemental data:
Net assets, end of period (000s)	$83,152	$52,891	$46,707	$74,297	$102,622	$113,323
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.36%	1.35%	1.32%
Ratio of net investment income (loss) to average net assets	(1.13)%	(1.06)%	(0.68)%	(0.85)%	(1.14)%	(1.09)%
Portfolio turnover	47%	169%	152%	117%	93%	71%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.69%	1.53%	1.51%	1.36%	1.35%	1.32%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

28	Small and MidCap Stock Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS B SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$8.93	$8.88
Income from investment operations:
Net investment income (loss)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.52	0.06
Total from investment operations	0.48	0.05
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$9.41	$8.93
Total return[2]	5.38%	0.56%
Ratios/supplemental data:
Net assets, end of period (000s)	$114	$30
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	(1.88)%	(1.06)%
Portfolio turnover	47%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.43%	2.28%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

Small and MidCap Stock Funds Prospectus	29

Small Cap Growth Fund	Financial Highlights

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JUNE 9, 2003

For the period ended:	Sept. 30, 2003[1]	June 30, 2003
Net asset value, beginning of period	$8.93	$8.88
Income from investment operations:
Net investment income (loss)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.51	0.06
Total from investment operations	0.49	0.05
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$9.42	$8.93
Total return[2]	5.49%	0.56%
Ratios/supplemental data:
Net assets, end of period (000s)	$82	$11
Ratios to average net assets[4]:
Ratio of expenses to average net assets	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	(1.91)%	(1.06)%
Portfolio turnover	47%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.47%	2.28%

30	Small and MidCap Stock Funds Prospectus

Small Cap Value Fund

(The Fund is closed to new investors.)

Portfolio Manager:    I. Charles Rinaldi

Investment Objective

The Small Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on earnings, cash flow, or asset value. We define small-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500TM Index, at the time of purchase. The range of the Russell 2500TM Index was $37 million to $4.8 billion, as of June 30, 2004, and is expected to change frequently.

We specifically look for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and

•	up to 30% of total assets in foreign securities.

As part of our investment strategy, we may enter into options and futures contracts for hedging purposes.

At the discretion of the Board of Trustees, we may become a gateway fund in a Master/GatewaySM structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

Small and MidCap Stock Funds Prospectus	31

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Mid Cap Growth Fund and Small Cap Growth Fund, employ an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

32	Small and MidCap Stock Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Small and MidCap Stock Funds Prospectus	33

Additional Strategies and General Investment Risks

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk—To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

34	Small and MidCap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B MID CAP VALUE	COMMON STOCK	MID CAP GROWTH	SMALL CAP GROWTH	SMALL CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●			●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk			●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk		●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●	●	●	●	●

Small and MidCap Stock Funds Prospectus	35

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB–ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the paying of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

36	Small and MidCap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Common Stock, Mid Cap Growth, Small Cap Growth, and Small Cap Value Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund, and thereby responsible for the day-to-day investment management responsibilities of the Fund. As of December 31, 2004, Cooke & Bieler managed approximately $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Small and MidCap Stock Funds Prospectus	37

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

38	Small and MidCap Stock Funds Prospectus

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is expected to be available on our website at www.wellsfargoadvantagefunds.com in the second quarter of 2005. You may wish to discuss this choice with your financial consultant. All of this information is expected to be available on our website at www.wellsfargofunds.com in the second quarter of 2005.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Small and MidCap Stock Funds Prospectus	39

A Choice of Share Classes

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lowest of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

40	Small and MidCap Stock Funds Prospectus

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

Small and MidCap Stock Funds Prospectus	41

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”) prior to purchase , you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value on the date of original purchase of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV and money market fund shares) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and such distribution or transfer occurred within the 60 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

42	Small and MidCap Stock Funds Prospectus

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Funds Distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Internal Revenue Code Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

Small and MidCap Stock Funds Prospectus	43

Reductions and Waivers of Sales Charges

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
C&B Mid Cap Value	0.75%	0.75%
Common Stock	0.75%	0.75%
Mid Cap Growth	0.75%	0.75%
Small Cap Growth	0.75%	0.75%
Small Cap Value	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

44	Small and MidCap Stock Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of any Wells Fargo Advantage money market fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange

Small and MidCap Stock Funds Prospectus	45

Exchanges

privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

46	Small and MidCap Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•

The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Small and MidCap Stock Funds Prospectus	47

Your Account

When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase,

48	Small and MidCap Stock Funds Prospectus

redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Small and MidCap Stock Funds Prospectus	49

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our website at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage Common Stock Fund, Class C.”

50	Small and MidCap Stock Funds Prospectus

How to Buy Shares

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the section on buying shares for the first time By Mail.

Small and MidCap Stock Funds Prospectus	51

Your Account	How to Buy Shares

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 50 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 50. Be sure to have the wiring bank include your current account number and the name your account is registered in.

52	Small and MidCap Stock Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

Small and MidCap Stock Funds Prospectus	53

Your Account	How to Sell Shares

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

54	Small and MidCap Stock Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Small and MidCap Stock Funds Prospectus	55

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

56	Small and MidCap Stock Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

Small and MidCap Stock Funds Prospectus	57

Additional Services and Other Information

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

58	Small and MidCap Stock Funds Prospectus

Portfolio Managers

Ann M. Miletti

Common Stock Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with Strong Capital Management (SCM) since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co-portfolio manager of the Strong Common Stock Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in education from the University of Wisconsin.

Jerome “Cam” Philpott, CFA

Mid Cap Growth Fund and its predecessor since 2001

Small Cap Growth Fund and its predecessor since 1993

Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Mid Cap Growth Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his M.B.A. degree from the Darden School at the University of Virginia and his B.A. degree in Economics from Washington and Lee University.

I. Charles Rinaldi

Small Cap Value Fund and its predecessor since 2002

Mr. Rinaldi joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management (SCM) since 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a B.A. degree in biology from St. Michael’s College and his M.B.A. degree in finance from Babson College.

Stuart Roberts

Mid Cap Growth Fund and its predecessor fund since 2001

Small Cap Growth Fund and its predecessor fund since 1990

Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management for the Small Cap Growth Fund since its inception in 1990. In 2001, he became a portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his M.B.A. degree from the University of Colorado and a B.A. degree in Economics from Bowdoin College.

Richard T. Weiss

Common Stock Fund and its predecessor since 2001

Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management (SCM) since 1991 and Vice Chairman of Strong Financial Corporation, SCM’s parent corporation since 2001. Prior to joining SCM he was with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager from 1981 to 1991. He earned a B.A. degree in business administration at the University of Southern California and his M.B.A. degree in business administration with distinction from the Harvard Graduate School of Business Administration.

Small and MidCap Stock Funds Prospectus	59

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Financial markets associated with a country that are considered by the international financial community and international financial organizations, such as the International Financial Corporation and the International Bank for Reconstruction and Development, to have an “emerging” stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Markets Securities

Emerging Market Securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

60	Small and MidCap Stock Funds Prospectus

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its securities in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge, Hedging

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Small and MidCap Stock Funds Prospectus	61

Glossary

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed to the U.S. Government, its agencies or instrumentalities.

62	Small and MidCap Stock Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargofunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P003 (04/05) ICA Reg. No. 811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Small and Mid Cap Stock Funds

Prospectus

Wells Fargo Advantage Common Stock Fund

Wells Fargo Advantage Mid Cap Growth Fund

Wells Fargo Advantage Small Cap Growth Fund

Wells Fargo Advantage Small Cap Value Fund

Class Z

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Small and Mid Cap Stock Funds

Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Common Stock Fund	Seeks long-term capital appreciation.

Mid Cap Growth Fund (formerly named the Montgomery Mid Cap Growth Fund)	Seeks long-term capital appreciation.

Small Cap Growth Fund (formerly named the Montgomery Small Cap Fund)	Seeks long-term capital appreciation.

Small Cap Value Fund	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest at least 80% of the Fund’s assets in common stocks. We may invest up to 25% of the Fund’s assets in foreign securities.

We actively manage a diversified portfolio of common stocks of medium-sized U.S. companies that we believe have above-average growth potential. Generally, such companies will have a market capitalization within the range of the Russell Midcap Index, which was $513 million to $13.84 billion as of June 30, 2004 and is expected to change frequently.

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We invest principally in securities of companies with market capitalizations of less than $2 billion at the time of purchase.

We invest at least 80% of the Fund’s assets in securities of small-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500® Index at the time of purchase; and up to 30% of the Fund’s assets in foreign securities. As a hedging strategy, the Fund may write put and call options.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 15;

•	the “Additional Strategies and General Investment Risks” section beginning on page 21; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Common Stock Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Mid Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Small and Mid Cap Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Common Stock and Small Cap Value Funds have been in operation for less than one calendar year; therefore, no performance is shown for these Funds.

The Wells Fargo Advantage Small Cap Growth Fund was organized as the successor fund to the Montgomery Small Cap Fund. The Montgomery Mid Cap Fund was reorganized into and became the accounting survivor for the Wells Fargo Advantage Mid Cap Growth Fund. The predecessor Montgomery funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical performance information shown for each successor fund for periods prior to each Fund’s reorganization date reflects the historical information for its predecessor.

8	Small and Mid Cap Stock Funds Prospectus

Mid Cap Growth Fund Class Z Calendar Year Returns*1

Best Qtr.:	Q4 ‘99 • 32.68%	Worst Qtr.:	Q3 ‘01 • (21.96)%

*	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information for the Fund’s shares and includes both before- and after taxes, for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class Z Returns Before Taxes (Incept. 04/11/05)	30.13%	(0.75)%	8.15%
Class Z Returns After Taxes on Distributions	30.13%	(3.50)%	5.87%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	19.58%	(1.39)%	6.39%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	40.06%	7.23%	10.77%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	47.25%	7.13%	10.82%
[1]	Performance shown for the Class Z shares reflects the performance of the Fund’s Class A shares, and includes fees and expenses that are not applicable to the Class Z shares. The Class A shares annual returns are substantially similar to what the Class Z shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same fees and expenses.

Small and Mid Cap Stock Funds Prospectus	9

Performance History

Small Cap Growth Fund Class Z Calendar Year Returns*1

Best Qtr.:	Q4 ‘99 • 47.31%	Worst Qtr.:	Q3 ‘98 • (32.37)%

*	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information, for both before and after taxes, for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class Z Returns Before Taxes (Incept. 04/11/05)[2]	39.38%	0.02%	5.13%
Class Z Returns After Taxes on Distributions	39.38%	(1.34)%	2.71%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	25.59%	(0.22)%	3.48%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	47.25%	7.13%	9.47%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	48.54%	0.86%	5.43%
[1]	Performance shown for Class Z shares reflects the performance of the Fund’s Class A shares, and includes fees and expenses that are not applicable to the Class Z shares. The Class A shares annual returns are substantially similar to what the Class Z shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses.

10	Small and Mid Cap Stock Funds Prospectus

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Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Common Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
Management Fees[1]	0.70%	0.75%	0.90%	0.83%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.80%	0.86%	0.83%	0.80%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.50%	1.61%	1.73%	1.63%
Fee Waivers	0.21%	0.04%	0.16%	0.27%

NET EXPENSES[3]	1.29%	1.57%	1.57%	1.36%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Common Stock and Mid Cap Growth Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Small Cap and Small Cap Value Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. For the Common Stock Fund and the Small Cap Value Fund, other expenses are based on estimates for the current fiscal year.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

12	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Common Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
1 YEAR	$131	$160	$160	$138
3 YEARS	$432	$500	$512	$460
5 YEARS	$778	$869	$906	$834
10 YEARS	$1,754	$1,906	$2,009	$1,886

Small and Mid Cap Stock Funds Prospectus	13

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. ”You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus have the potential to become gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objectives and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administration and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s).

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14	Small and Mid Cap Stock Funds Prospectus

Common Stock Fund

Portfolio Managers:    Ann M. Miletti; Richard T. Weiss

Investment Objective

The Common Stock Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in common stocks of small- and medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. We select companies based on their “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive standing and other factors we deem relevant to each industry. We may sell a stock when its price no longer compares favorably with the company’s private market value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in common stocks; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 21. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	15

Mid Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Mid Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We focus our investment strategy on identifying and investing in medium-sized companies that are relatively established but that we believe continue to provide consistent growth potential. Generally, such companies will have a total stock market value (market capitalization) within the range of the Russell Midcap Index, which was $513 million to $13.84 billion as of September 30, 2004 and is expected to change frequently.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in mid-capitalization securities.

Important Risk Factors and Other Considerations

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. In particular, medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Some of the medium-sized companies in which we invest may have more aggressive capital structures, including higher debt levels, or are involved in rapidly growing or changing industries, and/or new technologies.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/GatewaySM structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure. See the “Master/GatewaySM Structure” description on the “Key Information” on page 14 for further information.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 21. These considerations are all important to your investment choice.

16	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

The table below shows financial performance of the Class A shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON DECEMBER 30, 1994

For the period ended:	Sept. 30, 2003[2]	June 30, 2003	June 30, 2002[1]	June 30, 2001[1]	June 30, 2000[1]	June 30, 1999[1]
Net asset value, beginning of period	$4.77	$4.82	$7.27	$12.36	$9.85	$10.89
Income from investment operations:
Net investment income (loss)	(0.05)	(0.02)	(0.05)	(0.09)	(0.17)	(0.08)
Net realized and unrealized gain (loss) on investments	0.37	(0.03)	(1.78)	(0.80)	4.01	(0.40)
Total from investment operations	0.32	(0.05)	(1.83)	(0.89)	3.84	(0.48)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.62)	(4.20)	(1.33)	(0.56)
Total distributions	0.00	0.00	(0.62)	(4.20)	(1.33)	(0.56)
Net asset value, end of period	$5.09	$4.77	$4.82	$7.27	$12.36	$9.85
Total return[3]	6.71%	(1.04)%	(26.49)%	(11.76)%	42.46%	(4.07)%
Ratios/supplemental data:
Net assets, end of period (000s)	$87,980	$85,320	$98,526	$164,497	$224,944	$382,483
Ratios to average net assets:[5]
Ratio of expenses to average net assets	1.42%	1.49%	1.50%	1.51%	1.55%	1.66%
Ratio of net investment income (loss) to average net assets	(1.03)%	(0.65)%	(0.80)%	(1.13)%	(1.19)%	(0.83)%
Portfolio turnover	55%	142%	143%	68%	63%	76%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.42%	1.86%	3.10%	2.32%	1.92%	1.66%
[1]	Per share numbers have been adjusted to reflect a 2.0103 to 1 stock split.
[2]	The Fund changed its fiscal year-end from June 30 to September 30.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
[4]	During each period various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.

Small and Mid Cap Stock Funds Prospectus	17

Small Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small cap securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 21. These considerations are all important to your investment choice.

18	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

The table below shows financial performance of the Class A shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 13, 1990

For the period ended:	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000	June 30, 1999
Net asset value, beginning of period	$8.93	$8.61	$11.85	$22.20	$16.58	$20.73
Income from investment operations:
Net investment income (loss)	(0.02)	(0.07)	(0.07)	(0.13)	(0.28)	(0.17)
Net realized and unrealized gain (loss) on investments	0.53	0.39	(3.08)	(4.43)	5.90	(1.21)
Total from investment operations	0.51	0.32	(3.15)	(4.56)	5.62	(1.38)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.09)	(5.79)	0.00	(2.77)
Total distributions	0.00	0.00	(0.09)	(5.79)	0.00	(2.77)
Net asset value, end of period	$9.44	$8.93	$8.61	$11.85	$22.20	$16.58
Total return[2]	5.71%	3.72%	(26.68)%	(21.71)%	34.12%	(4.14)%
Ratios/supplemental data:
Net assets, end of period (000s)	$83,152	$52,891	$46,707	$74,297	$102,622	$113,323
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.36%	1.35%	1.32%
Ratio of net investment income (loss) to average net assets	(1.13)%	(1.06)%	(0.68)%	(0.85)%	(1.14)%	(1.09)%
Portfolio turnover	47%	169%	152%	117%	93%	71%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.69%	1.53%	1.51%	1.36%	1.35%	1.32%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

Small and Mid Cap Stock Funds Prospectus	19

Small Cap Value Fund

Portfolio Manager:    I. Charles Rinaldi

Investment Objective

The Small Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on earnings, cash flow, or asset value. We define small-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500™ Index, at the time of purchase. The range of the Russell 2500™ Index was $37 million to $4.8 billion, as of June 30, 2004, and is expected to change frequently.

We specifically look for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and

•	up to 30% of total assets in foreign securities.

As part of our investment strategy, we may enter into options and futures contracts for hedging purposes.

At the discretion of the Board of Trustees, we may become a gateway fund in a Master/GatewaySM structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 21. These considerations are all important to your investment choice.

20	Small and Mid Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Mid Cap Growth Fund and Small Cap Growth Fund, employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign companies may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Small and Mid Cap Stock Funds Prospectus	21

Additional Strategies and General Investment Risks

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk— To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Funds’ Statement of Additional Information.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on

22	Small and Mid Cap Stock Funds Prospectus

their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Small and Mid Cap Stock Funds Prospectus	23

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		COMMON STOCK	MID CAP GROWTH	SMALL CAP	SMALL CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging market, Foreign Investment, Regulatory, Liquidity and Currency Risk				●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●			●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk		●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●	●	●	●

24	Small and Mid Cap Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB–ADVISERS
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the paying of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Small and Mid Cap Stock Funds Prospectus	25

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

26	Small and Mid Cap Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable, and if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Small and Mid Cap Stock Funds Prospectus	27

Your Account

Qualified Investors

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:

•	Investors who received Class Z shares in the reorganization of the Strong Funds into the Wells Fargo Advantage Funds;

•	Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities’, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Funds’ distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds’ distributor, or an affiliate, to perform services;

•	Certain institutional investors purchasing more than $1 million of Class Z shares;

•	Fund of Funds advised by Funds Management (Life Stage Portfolios and WealthBuilder Portfolios);

•	Any Internal Revenue Code Section 529 plans.

•	Any accounts in a fee-based advisory program managed by Wells Fargo.

•	Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Class Z shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

28	Small and Mid Cap Stock Funds Prospectus

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Small and Mid Cap Stock Funds Prospectus	29

Your Account How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 99905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

30	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Small Cap Growth Fund, Class Z.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 or ($1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Small and Mid Cap Stock Funds Prospectus	31

Your Account How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Class Z shares are not available for purchase on the internet if you do not have an existing Wells Fargo Advantage Funds Account. Please call Investor Services at 1-800-222-8222 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 30 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 30. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

32	Small and Mid Cap Stock Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion Guarantees are required for mailed redemption requests under the following circumstances i) if the request is over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Service Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares”, below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

•	Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Small and Mid Cap Stock Funds Prospectus	33

Your Account	How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

34	Small and Mid Cap Stock Funds Prospectus

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

      The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Small and Mid Cap Stock Funds Prospectus	35

Your Account

Exchanges

      Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

36	Small and Mid Cap Stock Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Small and Mid Cap Stock Funds Prospectus	37

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares and by the Fund with respect to its investment in stock producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

38	Small and Mid Cap Stock Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

Small and Mid Cap Stock Funds Prospectus	39

Additional Services and Other Information

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

40	Small and Mid Cap Stock Funds Prospectus

Portfolio Managers

Ann M. Miletti

Common Stock Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was a portfolio manager with Strong Capital Management (SCM) since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co-portfolio manager of the Strong Common Stock Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in education from the University of Wisconsin.

Jerome “Cam” Philpott, CFA

Mid Cap Growth Fund and its predecessor since 2001

Small Cap Growth Fund and its predecessor since 1993

Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Mid Cap Growth Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his M.B.A. degree from the Darden School at the University of Virginia and his B.A. degree in Economics from Washington and Lee University.

I. Charles Rinaldi

Small Cap Value Fund and its predecessor since 2002

Mr. Rinaldi joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management (SCM) since 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a B.A. degree in biology from St. Michael’s College and his M.B.A. degree in finance from Babson College.

Stuart Roberts

Mid Cap Growth Fund and its predecessor fund since 2001

Small Cap Growth Fund and its predecessor fund since 1990

Mr. Roberts joined Wells Capital Management in 2002 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management for the Small Cap Growth Fund since its inception in 1990. In 2001, he became a portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his M.B.A. degree from the University of Colorado and a B.A. degree in Economics from Bowdoin College.

Richard T. Weiss

Common Stock Fund and its predecessor since 1991

Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management (SCM) since 1991 and Vice Chairman & Strong Financial Corporation, the parent company of SCM since 2001. Prior to joining SCM he was with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager from 1981 to 1991. He earned a B.A. degree in business administration at the University of Southern California and his M.B.A. degree in business administration with distinction from the Harvard Graduate School of Business Administration.

Small and Mid Cap Stock Funds Prospectus	41

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Market Securities

Emerging Market Securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

Emerging Markets

Financial markets associated with a country that are considered by the international financial community and international financial organizations, such as the International Financial Corporation and the International Bank for Reconstruction and Development, to have an “emerging” stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

42	Small and Mid Cap Stock Funds Prospectus

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its securities in one or more master portfolios or other Find of Wells Fargo Advantage Fund, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge, Hedging

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Small and Mid Cap Stock Funds Prospectus	43

Glossary

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard & Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

44	Small and Mid Cap Stock Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P003 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Small and Mid Cap Stock Funds

Prospectus

Wells Fargo Advantage C&B Mid Cap Value Fund

Wells Fargo Advantage Discovery Fund

Wells Fargo Advantage Enterprise Fund

Wells Fargo Advantage Mid Cap Disciplined Fund

Wells Fargo Advantage Opportunity Fund

Wells Fargo Advantage Small Cap Disciplined Fund

Wells Fargo Advantage Small Cap Growth Fund

Wells Fargo Advantage Small Cap Opportunities Fund

Wells Fargo Advantage Small/Mid Cap Value Fund

Administrator Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Small and Mid Cap Stock Funds

46

Small and Mid Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

C&B Mid Cap Value Fund	Seeks maximum long-term total return, consistent with minimizing risk to principal.

Discovery Fund	Seeks long-term capital appreciation.

Enterprise Fund	Seeks long-term capital appreciation.

Mid Cap Disciplined Fund	Seeks long-term capital appreciation.

Opportunity Fund	Seeks long-term capital appreciation.

Small Cap Disciplined Fund	Seeks long-term capital appreciation.

Small Cap Growth Fund (formerly named Montgomery Small Cap Fund)	Seeks long-term capital appreciation.

Small Cap Opportunities Fund	Seeks long-term capital appreciation.

Small/Mid Cap Value Fund	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We invest at least 80% of the Fund’s assets in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which was $13.84 billion as of June 30, 2004, and is expected to change frequently), at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the fund’s assets in securities of medium-capitalization companies, which are defined as those with market capitalizations within the range of the companies comprising the Russell Midcap® Index (which was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently). We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in equity securities of medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “medium-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap® Index (which was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently) at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities. Although we can invest in any economic sector, at times we may emphasize one or more particular sectors.

We invest at least 80% of the Fund’s assets in equity securities. We may invest up to 25% of the Fund’s assets in foreign securities.

We invest at least 80% of the Fund’s assets in equity securities of small-capitalization companies that the Fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “small-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities. Although we can invest in any economic sector, at times we may emphasize one or more particular sectors.

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We invest principally in securities of companies with market capitalizations of less than $2 billion at the time of purchase.

We buy stocks of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. We invest principally in securities of companies with market capitalizations of $3 billion or less.

We invest at least 80% of the Fund’s assets in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently) at the time of purchase. We may invest up to 30% of the Fund’s assets in foreign securities.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 19;

•	the “Additional Strategies and General Investment Risks” section beginning on page 36; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

C&B Mid Cap Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. In addition, stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more volatile to adverse business or economic events, than the stocks of larger, more established companies.

Discovery Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Enterprise Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Mid Cap Disciplined Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Opportunity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Small Cap Growth Fund

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Disciplined Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small and Mid Cap Stock Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Small Cap Opportunities Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

Small/Mid Cap Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

8	Small and Mid Cap Stock Funds Prospectus

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined and Small/Mid Cap Value Funds have been in operation for less than one calendar year; therefore, no performance information is shown for these Funds.

Effective at the close of business on July 23, 2004, the Wells Fargo Advantage C&B Mid Cap Value Fund was organized as the successor fund to the C&B Mid Cap Value Portfolio. The historical performance information shown for the successor fund for periods prior to the fund’s reorganization date reflects the historical information for its predecessor.

The Wells Fargo Advantage Small Cap Growth Fund was organized as the successor fund to the Montgomery Small Cap Fund. The predecessor Montgomery Funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical information shown below and throughout this prospectus for the successor fund reflects the historical information for its predecessor.

Small and Mid Cap Stock Funds Prospectus	9

Performance History

C&B Mid Cap Value Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q2 ‘99 • 20.78%	Worst Qtr.:	Q3 ‘02 • (20.75)%

*	Performance shown reflects the performance of the Fund’s Class D shares. The Fund’s year-to-date performance through March 31, 2004, was 3.62%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans, or Individual Retirement Accounts (“IRA”).

Average annual total returns[1]
for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 7/26/2004)	38.99%	17.25%	14.66%
Administrator Class Returns After Taxes on Distributions	38.77%	15.97%	13.54%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	25.60%	14.35%	12.19%
Russell Midcap Value Index (reflects no deduction for expenses or taxes)	38.07%	8.73%	7.71%
Russell Midcap Index (reflects no deduction for expenses or taxes)	40.06%	7.23%	8.17%
[1]	Performance shown reflects the performance of the Fund’s Class D shares, and includes expenses that are not applicable to and are higher than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class’s returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund’s Class D shares incepted on February 18, 1998.

10	Small and Mid Cap Stock Funds Prospectus

Small Cap Growth Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘99 • 47.31%	Worst Qtr.:	Q3 ‘98 • (32.37)%

*	Performance shown reflects the performance of the predecessor fund’s Class R shares, which reorganized into the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 06/09/03)[1]	39.38%	0.02%	5.13%
Administrator Class Returns After Taxes on Distributions	39.38%	(1.34)%	2.71%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	25.59%	(0.22)%	3.48%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.47%
Russell 2000 Growth Index (reflects no deduction for expenses or taxes)	48.54%	0.86%	5.43%
[1]	Performance shown for the Administrator Class shares reflects the performance of the predecessor fund’s Class R shares (which reorganized into the Fund’s Class A shares), and includes fees and expenses that are not applicable to the Administrator Class shares. The predecessor fund’s Class R annual returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The predecessor fund incepted on July 13, 1990.

Small and Mid Cap Stock Funds Prospectus	11

Performance History

Small Cap Opportunities Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ‘97 • 18.65%	Worst Qtr.:	Q3 ‘98 • (23.27)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 8/15/96)[1]	36.89%	13.30%	15.20%
Administrator Class Returns After Taxes on Distributions	35.41%	11.90%	13.74%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	23.97%	10.89%	12.78%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.47%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and has been adjusted to reflect the expenses of this Class. The predecessor class of shares incepted on August 1, 1993.

12	Small and Mid Cap Stock Funds Prospectus

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Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	C&B Mid Cap Value Fund	Discovery Fund	Enterprise Fund
Management Fees[1]	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.56%	0.50%	0.53%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.31%	1.25%	1.28%
Fee Waivers	0.16%	0.10%	0.13%

NET EXPENSES[3]	1.15%	1.15%	1.15%

	Small Cap Disciplined Fund	Small Cap Opportunities Fund	Small/Mid Cap Value Fund
Management Fees[1]	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.56%	0.55%	0.98%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.46%	1.45%	1.88%
Fee Waivers	0.26%	0.25%	0.68%

NET EXPENSES[3]	1.20%	1.20%	1.20%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Discovery, Enterprise, Mid Cap Disciplined, Mid Cap Value and Opportunity Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Small Cap, Small Cap Disciplined, Small Cap Opportunities and Small/Mid Cap Disciplined Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.

14	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

Mid Cap Disciplined Fund	Opportunity Fund	Small Cap Growth Fund
0.74%	0.68%	0.90%
0.00%	0.00%	0.00%
0.47%	0.45%	0.53%

1.21%	1.13%	1.43%
0.06%	0.09%	0.23%

1.15%	1.04%	1.20%

[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the C&B Mid Cap Value, Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined and Small/Mid Cap Value funds are based on estimates for the current fiscal year. Other expenses for the C&B Mid Cap Value Fund include various Fund start-up expenses, which will only be incurred in the first year of the Fund’s operation. Without including these first year expenses, the Gross Operating Expense ratio for the C&B Mid Cap Value Fund would be 1.15%.
[3]	For the Small Cap Opportunities Fund, the adviser has committed through January 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. For the C&B Mid Cap Value Fund the adviser has committed through February 28, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. For the other Funds shown, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. At this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Small and Mid Cap Stock Funds Prospectus	15

Small and Mid Cap Stock Funds Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	C&B Mid Cap Value Fund	Discovery Fund	Enterprise Fund	Mid Cap Disciplined Fund	Opportunity Fund
1 YEAR	$117	$117	$117	$117	$106
3 YEARS	$399	$387	$393	$378	$341
5 YEARS	$703	$677	$690	$659	$604
10 YEARS	$1,565	$1,502	$1,534	$1,461	$1,358

	Small Cap Growth Fund	Small Cap Disciplined Fund	Small Cap Opportunities Fund	Small/Mid Cap Value Fund
1 YEAR	$122	$122	$122	$122
3 YEARS	$430	$536	$434	$525
5 YEARS	$760	$773	$768	$953
10 YEARS	$1,693	$1,724	$1,714	$2,146

16	Small and Mid Cap Stock Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Small and Mid Cap Stock Funds Prospectus	17

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C&B Mid Cap Value Fund

Portfolio Managers:    A team of investment professionals of the investment sub-adviser,

Cooke & Bieler, L.P.

Investment Objective

The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	19

C&B Mid Cap Value Fund

This table below shows the financial performance of the Fund’s Class D shares. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

FOR A SHARE OUTSTANDING
	CLASS D SHARES—COMMENCED ON FEBRUARY 18, 1998

For the period ended:	April 30, 2004[1,2] (unaudited)	October 31 2003[2]
Net asset value, beginning of period	$17.96	$13.15
Income from investment operations:
Net investment income (loss)[7]	—	—
Net realized and unrealized gain (loss) on investments	1.27	4.83
Total from investment operations	1.27	4.83
Less distributions:
Dividends from net investment income	(0.00)[8]	(0.02)
Distributions from net realized gain[7]	(0.17)	—
Total from distributions	(0.17)	(0.02)
Net asset value, end of period	$19.06	$17.96
Total return[4]	7.14%	36.76%
Ratios/supplemental data:
Net assets, end of period (000s)	$477,614	$301,513
Ratios to average net assets:
Ratio of expenses to average net assets	1.07%	1.27%[5]
Ratio of net investment income (loss) to average net assets	0.02%	0.01%
Portfolio turnover	19%	18%
[1]	All ratios for the period have been annualized.
[2]	Per share figures calculated using Average Shares Method.
[3]	On November 19, 2001, The Advisors’ Inner Circle Fund C&B Mid Cap Value Portfolio (the “AIC Portfolio”) acquired the assets of the UAM Funds Inc. C&B Mid Cap Equity Portfolio (the “UAM Portfolio”). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
[4]	Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

20	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

October 31, 2002[2]	October 31, 2001[3]	October 31, 2000	October 31, 1999
$14.19	$12.78	$9.84	$9.69

(0.01)	0.08	0.07	0.06
(0.19)	2.12	3.16	0.15
(0.20)	2.20	3.23	0.21

(0.04)	(0.09)	(0.08)	(0.06)
(0.80)	(0.70)	(0.21)	—
(0.84)	(0.79)	(0.29)	(0.06)
$13.15	$14.19	$12.78	$9.84
(2.09)%	18.14%	33.78%	2.19%

$81,390	$5,934	$1,520	$1,446

1.37%[5,6]	1.00%	1.00%	1.00%
(0.07)%	0.68%	0.66%	0.70%
30%	44%	101%	81%
[5]	Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.27% and 1.54%, respectively.
[6]	As of March 1, 2002, the expense cap changed from 1.00% to 1.40%.
[7]	Amounts designated as “—” are either $0 or have been rounded to $0.
[8]	Amount is less than $0.01.

Small and Mid Cap Stock Funds Prospectus	21

Discovery Fund

Portfolio Managers:    Thomas J. Pence, CFA; James M. Leach, CFA

Investment Objective

The Discovery Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in securities of small- and medium-capitalization companies that we believe offer attractive opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. The largest market capital in the Russell Midcap® Index was $13.84 billion, as of June 30, 2004, and is expected to change frequently. We select securities through a combination of in-depth fundamental analysis of a company’s financial reports and direct, on-site research during company visits. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in securities of small- and medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

22	Small and Mid Cap Stock Funds Prospectus

Enterprise Fund

Portfolio Manager:    Thomas J. Pence, CFA

Investment Objective

The Enterprise Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in a portfolio consisting of equity securities of companies of any size, although we invest principally in medium-capitalization companies. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently.

We strive to identify companies that are positioned for rapid growth of revenue and earnings, and that are leaders in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. We may invest in any economic sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	23

Mid Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Mid Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies.

We seek capital appreciation by investing principally in medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently. To identify these companies, we engage in in-depth, first-hand research, and often visit with members of a company’s management team. The goal of our research is to identify companies that are undervalued or have growth potential not currently reflected in their stock prices. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

24	Small and Mid Cap Stock Funds Prospectus

Opportunity Fund

Portfolio Managers:    Ann M. Miletti, Richard T. Weiss

Investment Objective

The Opportunity Fund seeks long-term capital appreciation.

Investment Strategies

We invest in equity securities of medium-capitalization companies that we believe are under-priced, yet have attractive growth prospects. We base the analysis on a comparison between the company’s public value, based on market quotations, with its “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	25

Small Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small cap securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks to the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

26	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

The table below shows financial performance for the Institutional Class shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES— COMMENCED ON JUNE 9, 2003

For the period ended:	Sept. 30, 2003[4]	June 30, 2003
Net asset value, beginning of period	$8.94	$8.88
Income from investment operations:
Net investment income (loss)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	0.52	0.06
Total from investment operations	0.50	0.06
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$9.44	$8.94
Total return[1]	5.59%	0.67%
Ratios/supplemental data:
Net assets, end of period (000s)	$335	$14
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.99)%	(1.06)%
Portfolio turnover	47%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.46%	1.28%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	The Fund changed its year end from June 30 to September 30.

Small and Mid Cap Stock Funds Prospectus	27

Small Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Small Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define small-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500TM Index, at the time of purchase. The range of the Russell 2500TM Index was $37 million to $4.8 billion, as of June 30, 2004 and is expected to change frequently. We aim to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

28	Small and Mid Cap Stock Funds Prospectus

Small Cap Opportunities Fund

(closed to new investors.)

Portfolio Manager:    Jenny B. Jones

Investment Objective

The Small Cap Opportunities Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company’s historical position and competitive peer group. We focus the Fund’s investment strategy on small-capitalization securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less. We invest principally in small cap equity securities, including common stocks, securities convertible into common stocks, and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

We may use options and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	29

Small Cap Opportunities Fund

The table below shows financial performance for the Institutional Class shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON AUGUST 15, 1996

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$22.70	$26.49
Income from investment operations:
Net investment income (loss)	(0.13)	(0.22)
Net realized and unrealized gain (loss) on investments	6.32	(2.05)
Total from investment operations	6.19	(2.27)
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	(1.32)	(1.52)
Total distributions	(1.32)	(1.52)
Net asset value, end of period	$27.57	$22.70
Total return[2]	28.47%	(9.81)%
Ratios/supplemental data:
Net assets at end of period (000s)	$381,786	$294,880
Ratios to average net assets[6]:
Ratio of expenses to average net assets	1.20%	1.25%
Ratio of net investment income (loss) to average net assets	(0.57)%	(0.81)%
Portfolio turnover[4]	152%	97%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,6]	1.31%	1.27%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invested.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

30	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$29.97	$20.50	$20.51	$23.61

(0.10)	(0.11)	(0.03)	(0.11)
(0.91)	9.58	0.02	(2.97)
(1.01)	9.47	(0.01)	(3.08)

0.00	0.00	0.00	0.00
(2.47)	0.00	0.00	(0.02)
(2.47)	0.00	0.00	(0.02)
$26.49	$29.97	$20.50	$20.51
(3.46)%	46.20%	(0.05)%	(13.02)%

$283,154	$271,936	$195,283	$201,816

1.25%	1.25%	1.25%	1.25%[3]
(0.37)%	(0.45)%	(0.44)%	(0.47)%
117%	165%	40%	119%[4]
1.33%	1.28%	1.29%	1.35%[3]

Small and Mid Cap Stock Funds Prospectus	31

Small/Mid Cap Value Fund

Portfolio Manager:    I. Charles Rinaldi

Investment Objective

The Small/Mid Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small- and medium- capitalization companies that we believe are undervalued relative to the market based on earnings, cash flows or asset value. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small- and medium-capitalization companies; and

•	up to 30% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

32	Small and Mid Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Small Cap Growth Fund, Small Cap Disciplined Fund and Small/Mid Cap Value Fund employ an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Small and Mid Cap Stock Funds Prospectus	33

Additional Strategies and General Investment Risks

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk—To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

34	Small and Mid Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B MID CAP VALUE	DISCOVERY	ENTERPRISE	MID CAP DISCIPLINED	OPPORTUNITY	SMALL CAP GROWTH	SMALL CAP DISCIPLINED	SMALL CAP OPPORTUNITIES	SMALL/MID CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●	●	●	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of collateral
received).

	Credit, Counter- Party and Leverage Risk	●	●	●	●	●	●	●	●

Options

The right to buy or sell a security based on
an agreed upon price at a specific time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio values.

	Credit, Leverage and Liquidity Risk				●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro-rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk		●	●	●	●	●	●	●	●

Small and Mid Cap Stock Funds Prospectus	35

Additional Strategies and General Investment Risks

		C&B MID CAP VALUE	DISCOVERY	ENTERPRISE	MID CAP DISCIPLINED	OPPORTUNITY	SMALL CAP GROWTH	SMALL CAP DISCIPLINED	SMALL CAP OPPORTUNITIES	SMALL/MID CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk		●	●	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter- Party Risk	●	●	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity risk	●	●	●	●	●	●	●	●	●

36	Small and Mid Cap Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Small and Mid Cap Stock Funds Prospectus	37

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund, except the Small Cap Opportunities Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Growth, Small Cap Disciplined and Small/Mid Cap Value Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund, and thereby responsible for the day-to-day investment management responsibilities of the Fund. As of December 31, 2004, Cooke & Bieler managed approximately $[    ] billion in assets.

Schroder Investment Management North America Inc. (“Schroder”), located at 875 Third Avenue, 22nd Floor, New York, NY 10019, is the investment sub-adviser for the Small Cap Opportunities Fund. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Schroder and its affiliate, Schroder Investment Management North America Limited, managed $[    ] billion in assets.

38	Small and Mid Cap Stock Funds Prospectus

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Small and Mid Cap Stock Funds Prospectus	39

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

40	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis; and

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plans that have at least [$10] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee;

•	Registered investment adviser account programs that charge an asset based fee;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios);

•	Trust Department of Wells Fargo Bank purchasing shares on behalf of their clients in a fiduciary capacity; and

•	Institutions who invest a minimum initial amount of $1 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering

Small and Mid Cap Stock Funds Prospectus	41

Your Account	How to Buy Shares

inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

42	Small and Mid Cap Stock Funds Prospectus

Your Account	How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Small and Mid Cap Stock Funds Prospectus	43

Your Account

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

44	Small and Mid Cap Stock Funds Prospectus

Exchanges

excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Small and Mid Cap Stock Funds Prospectus	45

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

46	Small and Mid Cap Stock Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Small and Mid Cap Stock Funds Prospectus	47

Portfolio Managers

Robert J. Costomiris, CFA

Mid Cap Disciplined Fund and its predecessor since 2001

Small Cap Disciplined Fund and its predecessor since 2002

Mr. Costomiris joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at Strong Capital Management (“SCM”) since April 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He earned his B.S. degree in chemical engineering from the University of Pennsylvania and his M.B.A. degree in finance and accounting from the University for Chicago Graduate School of Business.

Jenny B. Jones

Small Cap Opportunities Fund since 2003

Ms. Jones joined Schroder in 2002 from Morgan Stanley Investment Management, where she was an Executive Director responsible for the management of several Small Cap and Small-Mid Special Value funds. Prior to Morgan Stanley, Ms. Jones worked for Oppenheimer Capital, Mutual of America, Drexel Burnham Lambert, and Shearson/American Express. She earned her bachelor’s degree from Yale University and an M.B.A. degree in Finance from New York University.

James M. Leach, CFA

Discovery Fund and its predecessor since 2003

Mr. Leach joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was with SCM since October 2000, first as a portfolio manager of institutional mid-cap equity accounts and beginning in October 2003, a portfolio manager for the Discovery Fund. From April 1999 to October 2000, Mr. Leach was responsible for assisting in the portfolio management and research effort for Conseco Capital Management’s equity portfolios. Mr. Leach earned his bachelor’s degree in mechanical engineering from the University of California, Santa Barbara and his M.B.A. degree in finance from New York University’s Stern School of Business.

Ann M. Miletti

Opportunity Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was a portfolio manager with SCM since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co-portfolio manager of the Strong Opportunity Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in education from the University of Wisconsin.

Thomas J. Pence, CFA

Discovery Fund and its predecessor since 2001

Enterprise Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management where he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds with the Conseco Fund Group. Prior to joining Conseco Capital Management in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in business from Indiana University and his M.B.A. degree in finance with honors from the University of Notre Dame.

48	Small and Mid Cap Stock Funds Prospectus

Jerome “Cam” Philpott, CFA

Small Cap Growth Fund and its predecessor since 1993

Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Mid Cap Growth Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his B.A. degree in Economics from Washington and Lee University and his M.B.A. degree from the Darden School at the University of Virginia.

I. Charles Rinaldi

Small/Mid Cap Value Fund and its predecessor since 2002

Mr. Rinaldi joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management (SCM) since 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a B.A. degree in biology from St. Michael’s College and his M.B.A. in finance from Babson College.

Stuart Roberts

Small Cap Growth Fund and its predecessor since 1990

Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management where he managed the Small Cap Growth Fund since its inception in 1990. He has specialized in small-cap growth investments since 1983. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his M.B.A. degree from the University of Colorado and his B.A. degree in Economics from Bowdoin College.

Richard T. Weiss

Opportunity Fund and its predecessor since 1991

Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management (SCM) since 1991 and Vice Chairman of Strong Financial Corporation, SCM’s parent corporation since 2001. Prior to joining SCM he was with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager from 1981 to 1991. He earned a B.A. degree in business administration at the University of Southern California and his M.B.A. degree in business administration with distinction from the Harvard Graduate School of Business Administration.

Small and Mid Cap Stock Funds Prospectus	49

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its securities in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway Funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

50	Small and Mid Cap Stock Funds Prospectus

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2500™ Index

Measures the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $742.7 million; the median market capitalization was approximately $463.3 million. The largest company in the index had an approximate market capitalization of $3.1 billion.

Russell Midcap® Index

Measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.3 billion; the median market capitalization was approximately $2.5 billion. The largest company in the index had an approximate market capitalization of $9.8 billion.

Russell Midcap Value Index

The Russell Mid-Cap Value Index measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Small and Mid Cap Stock Funds Prospectus	51

Glossary

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

Warrants

The right to buy a stock at a set price for a set time.

52	Small and Mid Cap Stock Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Small and Mid Cap Stock Funds

Prospectus

Wells Fargo Advantage C&B Mid Cap Value Fund Wells Fargo Advantage Enterprise Fund Wells Fargo Advantage Mid Cap Disciplined Fund Wells Fargo Advantage Small Cap Disciplined Fund Wells Fargo Advantage Small Cap Growth Fund

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Small and Mid Cap Stock Funds

Small and Mid Cap Stock Funds Overview

FUND	OBJECTIVE

C&B Mid Cap Value Fund	Seeks maximum long-term total return consistent with minimizing risk to principal.

Enterprise Fund	Seeks long-term capital appreciation.

Mid Cap Disciplined Fund	Seeks long-term capital appreciation.

Small Cap Disciplined Fund	Seeks long-term capital appreciation.

Small Cap Growth Fund (formerly named the Montgomery Small Cap Fund)	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We invest at least 80% of the fund’s assets in securities of medium-capitalization companies, which are defined as those with market capitalizations within the range of the companies comprising the Russell Midcap® Index (which was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently). We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in equity securities of medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “medium-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap® Index, which was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently, at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities. Although we can invest in any economic sector, at times we may emphasize one or more particular sectors.

We invest at least 80% of the Fund’s assets in equity securities of small-capitalization companies that the fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “small-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities. Although we can invest in any economic sector, at times we may emphasize one or more particular sectors.

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above- average growth potential. We invest principally in securities of companies with market capitalizations of less than $2 billion at the time of purchase.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 15;

•	the “Additional Strategies and General Investment Risks” section beginning on page 23; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

C&B Mid Cap Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Companies Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more volatile to adverse business or economic events, than the stocks of larger, more established companies.

Enterprise Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Mid Cap Disciplined Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Disciplined Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small and Mid Cap Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Enterprise, Mid Cap Disciplined, and Small Cap Disciplined Funds have been in operation for less than one calendar year; therefore, no performance information is shown for these Funds.

Effective at the close of business on July 23, 2004, the Wells Fargo Advantage C&B Mid Cap Value Fund was organized as the successor fund to the C&B Mid Cap Value Fund. The historical performance information shown for the successor fund for periods prior to the fund’s reorganization date reflects the historical information for its predecessor. The Wells Fargo Advantage Small Cap Growth Fund was organized as the successor fund to the Montgomery Small Cap Fund. The predecessor Montgomery Funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical information shown below and throughout this prospectus for the successor fund reflects the historical information for its predecessor.

C&B Mid Cap Value Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q2 ‘99 • 20.78%	Worst Qtr.:	Q3 ‘02 • (20.75)%

*	Performance shown reflects the performance of the Fund’s Class D shares. The Fund’s year-to-date performance through March 31, 2004, was 3.62%.

8	Small and Mid Cap Stock Funds Prospectus

The table below provides average annual total return information both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans, or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 7/26/2004)	38.99%	17.25%	14.66%
Institutional Class Returns After Taxes on Distributions	38.77%	15.97%	13.54%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	25.60%	14.35%	12.19%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	38.07%	8.73%	7.71%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	40.06%	7.23%	8.17%
[1]	Performance shown reflects the performance of the Fund’s Class D shares, and includes expenses that are not applicable to and are higher than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class’s returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Class D shares incepted on February 18, 1998.

Small Cap Growth Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘99 • 47.31%	Worst Qtr.:	Q3 ‘98 • (32.37)%

*	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

Small and Mid Cap Stock Funds Prospectus	9

Performance History

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 4/11/05)[1]	39.38%	0.02%	5.13%
Institutional Class Returns After Taxes on Distributions	39.38%	(1.34)%	2.71%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	25.59%	(0.22)%	3.48%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.47%
Russell 2000 Growth Index (reflects no deduction for expenses or taxes)	48.54%	0.86%	5.43%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Class A shares, and includes fees and expenses that are not applicable to the Institutional Class shares. The Class A shares annual returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses.

10	Small and Mid Cap Stock Funds Prospectus

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Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	C&B Mid Cap Value Fund	Enterprise Fund	Mid Cap Disciplined Fund
Management Fees[1]	0.75%	0.75%	0.74%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.21%	0.26%	0.20%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.96%	1.01%	0.94%
Fee Waivers	0.06%	0.11%	0.04%

NET EXPENSES[3]	0.90%	0.90%	0.90%

	Small Cap Disciplined Fund	Small Cap Growth Fund
Management Fees[1]	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.29%	0.21%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.19%	1.11%
Fee Waivers	0.19%	0.21%

NET EXPENSES[3]	1.00%	0.90%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds, except the Small Cap Disciplined Fund and the Small Cap Growth Fund, is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets $500 million to $999 million; 0.65% for assets $1 billion to $2.99 billion; 0.625% for assets $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Small Cap Disciplined Fund and the Small Cap Growth Fund is as follows: 0.900% for assets from $0 to $499 million; 0.850% for assets from $500 million to $999 million; 0.800% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.750% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Funds, except the Small Cap Growth Fund, have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. Other expenses for the C&B Mid Cap Value Fund include various Fund start-up expenses, which will only be incurred in the first year of the Fund’s operation. Without including these first year expenses, the Gross Operating Expense ratio for the C&B Mid Cap Value Fund would be 0.95%.
[3]	For the C&B Mid Cap Value Fund, the adviser has committed through February 28, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. For the other Funds in this prospectus, the adviser has committed through April 30, 2007, to waive fees and/or expenses to the extent necessary to maintain the net operating expense ratios shown.

12	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	C&B Mid Cap Value Fund	Enterprise Fund	Mid Cap Disciplined Fund	Small Cap Disciplined Fund	Small Cap Growth Fund
1 YEAR	$92	$92	$92	$164	$122
3 YEARS	$292	$299	$296	$530	$436
5 YEARS	$515	$536	$516	$942	$773
10 YEARS	$1,157	$1,216	$1,151	$2,093	$1,724

Small and Mid Cap Stock Funds Prospectus	13

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14	Small and Mid Cap Stock Funds Prospectus

C&B Mid Cap Value Fund

 Portfolio Managers:     A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

Investment Objective

The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Companies Securities” risks described under “Common Risks for the Funds” on page 6. Stocks of medium-sized companies “Equity Securities” may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 23. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	15

C&B Mid Cap Value Fund

The table below shows the financial performance of the Fund’s Class D shares. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

FOR A SHARE OUTSTANDING
	CLASS D SHARES—COMMENCED ON FEBRUARY 18, 1998

For the period ended:	Apr. 30, 2004[1,2] (unaudited)	Oct. 31, 2003[2]
Net asset value, beginning of period	$17.96	$13.15
Income from investment operations:
Net investment income (loss)[7]	—	—
Net realized and unrealized gain (loss) on investments	1.27	4.83
Total from investment operations	1.27	4.83
Less distributions:
Dividends from net investment income	(0.00)[8]	(0.02)
Distributions from net realized gain[7]	(0.17)	—
Total from distributions	(0.17)	(0.02)
Net asset value, end of period	$19.06	$17.96
Total return[4]	7.14%	36.76%
Ratios/supplemental data:
Net assets, end of period (000s)	$477,614	$301,513
Ratios to average net assets:
Ratio of expenses to average net assets	1.07%	1.27%[5]
Ratio of net investment income (loss) to average net assets	0.02%	0.01%
Portfolio turnover	19%	18%
[1]	All ratios for the period have been annualized.
[2]	Per share figures calculated using Average Shares Method.
[3]	On November 19, 2001, The Advisors’ Inner Circle Fund C&B Mid Cap Value Portfolio (the “AIC Portfolio”) acquired the assets of the UAM Funds Inc. C&B Mid Cap Equity Portfolio (the “UAM Portfolio”). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
[4]	Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

16	Small and Mid Cap Stock Funds Prospectus

Financial Highlights

Oct. 31, 2002[2]	Oct. 31, 2001[3]	Oct. 31, 2000	Oct. 31, 1999
$14.19	$12.78	$9.84	$9.69

(0.01)	0.08	0.07	0.06
(0.19)	2.12	3.16	0.15
(0.20)	2.20	3.23	0.21

(0.04)	(0.09)	(0.08)	(0.06)
(0.80)	(0.70)	(0.21)	—
(0.84)	(0.79)	(0.29)	(0.06)
$13.15	$14.19	$12.78	$9.84
(2.09)%	18.14%	33.78%	2.19%

$81,390	$5,934	$1,520	$1,446

1.37%[5,6]	1.00%	1.00%	1.00%
(0.07)%	0.68%	0.66%	0.70%
30%	44%	101%	81%
[5]	Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.27% and 1.54%, respectively.
[6]	As of March 1, 2002, the expense cap changed from 1.00% to 1.40%.
[7]	Amounts designated as “—” are either $0 or have been rounded to $0.
[8]	Amount is less than $0.01.

Small and Mid Cap Stock Funds Prospectus	17

Enterprise Fund

Portfolio Manager:    Thomas J. Pence, CFA

Investment Objective

The Enterprise Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in a portfolio consisting of equity securities of companies of any size, although we invest principally in medium-capitalization companies. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently.

We strive to identify companies that are positioned for rapid growth of revenue and earnings, and that are leaders in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. We may invest in any economic sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 23. These considerations are all important to your investment choice.

18	Small and Mid Cap Stock Funds Prospectus

Mid Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Mid Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently. To identify these companies, we engage in in-depth, first-hand research, and often visit with members of a company’s management team. The goal of our research is to identify companies that are undervalued or have growth potential not currently reflected in their stock prices. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 23. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	19

Small Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Small Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define small-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500™ Index, at the time of purchase. The range of the Russell 2500™ Index was $37 million to $4.8 billion, as of June 30, 2004 and is expected to change frequently. We aim to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 23. These considerations are all important to your investment choice.

20	Small and Mid Cap Stock Funds Prospectus

Small Cap Growth Fund

Portfolio Managers:    Jerome “Cam” Philpott, CFA; Stuart Roberts

Investment Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small cap securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 23. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	21

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 13, 1990

For the period ended:	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000	June 30, 1999
Net asset value, beginning of period	$8.93	$8.61	$11.85	$22.20	$16.58	$20.73
Income from investment operations:
Net investment income (loss)	(0.02)	(0.07)	(0.07)	(0.13)	(0.28)	(0.17)
Net realized and unrealized gain (loss) on investments	0.53	0.39	(3.08)	(4.43)	5.90	(1.21)
Total from investment operations	0.51	0.32	(3.15)	(4.56)	5.62	(1.38)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.09)	(5.79)	0.00	(2.77)
Total distributions	0.00	0.00	(0.09)	(5.79)	0.00	(2.77)
Net asset value, end of period	$9.44	$8.93	$8.61	$11.85	$22.20	$16.58
Total return[2]	5.71%	3.72%	(26.68)%	(21.71)%	34.12%	(4.14)%
Ratios/supplemental data:
Net assets, end of period (000s)	$83,152	$52,891	$46,707	$74,297	$102,622	$113,323
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.35%	1.35%	1.32%
Ratio of net investment income (loss) to average net assets	(1.13)%	(1.06)%	(0.68)%	(0.85)%	(1.14)%	(1.09)%
Portfolio turnover	47%	169%	152%	117%	93%	71%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.69%	1.53%	1.51%	1.36%	1.35%	1.32%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

22	Small and Mid Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 8. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Enterprise, Mid Cap Disciplined, Small Cap Disciplined and Small Cap Growth Funds, employ an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Small and Mid Cap Stock Funds Prospectus	23

Additional Strategies and General Investment Risks

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk—To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

24	Small and Mid Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B MID CAP VALUE	ENTERPRISE	MID CAP DISCIPLINED	SMALL CAP DISCIPLINED	SMALL CAP GROWTH

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specified time.
Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk			●	●	●

Small and Mid Cap Stock Funds Prospectus	25

Additional Strategies and General Investment Risks

		C&B MID CAP VALUE	ENTERPRISE	MID CAP DISCIPLINED	SMALL CAP DISCIPLINED	SMALL CAP GROWTH

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●	●	●	●	●

26	Small and Mid Cap Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Small and Mid Cap Stock Funds Prospectus	27

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Enterprise, Mid Cap Disciplined, Small Cap Disciplined and Small Cap Growth Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund, and thereby responsible for the day-to-day investment management responsibilities of the Fund. As of December 31, 2004, Cooke & Bieler managed approximately $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

28	Small and Mid Cap Stock Funds Prospectus

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Small and Mid Cap Stock Funds Prospectus	29

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

30	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plans that have at least [$100] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios); and

•	Institutions who invest a minimum initial amount of $5 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase,

Small and Mid Cap Stock Funds Prospectus	31

Your Account

How to Buy Shares

redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

32	Small and Mid Cap Stock Funds Prospectus

Your Account

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Small and Mid Cap Stock Funds Prospectus	33

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management

34	Small and Mid Cap Stock Funds Prospectus

monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Small and Mid Cap Stock Funds Prospectus	35

Other Information

Income and Gain Distributions

The Funds in this Prospectus make such distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage to the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

36	Small and Mid Cap Stock Funds Prospectus

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Small and Mid Cap Stock Funds Prospectus	37

Portfolio Managers

Robert J. Costomiris, CFA

Mid Cap Disciplined Fund and its predecessor since 2001

Small Cap Disciplined Fund and its predecessor since 2002

Mr. Costomiris joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at Strong Capital Management (“SCM”) since April 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He earned his B.S. degree in chemical engineering from the University of Pennsylvania and his M.B.A. degree in finance and accounting from the University for Chicago Graduate School of Business.

Thomas J. Pence, CFA

Enterprise Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management where he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds with the Conseco Fund Group. Prior to joining Conseco Capital Management in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in business from Indiana University and his M.B.A. degree in finance with honors from the University of Notre Dame.

Jerome “Cam” Philpott, CFA

Small Cap Growth Fund and its predecessor since 1993

Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Mid Cap Growth Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his B.A. degree in Economics from Washington and Lee University and his M.B.A. degree from the Darden School at the University of Virginia.

Stuart Roberts

Small Cap Growth Fund and its predecessor since 1990

Mr. Roberts joined Wells Capital Management in 2002 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management where he managed the Small Cap Growth Fund since its inception in 1990. He has specialized in small-cap growth investments since 1983. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his M.B.A. degree from the University of Colorado and his B.A. degree in Economics from Bowdoin College.

38	Small and Mid Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Small and Mid Cap Stock Funds Prospectus	39

Glossary

Liquidity

The ability to readily sell a security at a fair price.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

40	Small and Mid Cap Stock Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (04/05) ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Small and Mid Cap Stock Funds

Prospectus

Wells Fargo Advantage Enterprise Fund

Wells Fargo Advantage Opportunity Fund

Advisor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Small and Mid Cap Stock Funds

Small and Mid Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Enterprise Fund	Seeks long-term capital appreciation.

Opportunity Fund	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest at least 80% of the fund’s assets in securities of medium-capitalization companies, which are defined as those with market capitalizations within the range of the companies comprising the Russell Midcap® Index (which was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently). We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in equity securities. We may invest up to 25% of the Fund’s assets in foreign securities.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 15; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Enterprise Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Opportunity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Small and Mid Cap Stock Funds Prospectus	7

Performance History

The Wells Fargo Advantage Enterprise and Opportunity Funds have been in operation for less than one calendar year; therefore, no performance information is shown for these Funds.

8	Small and Mid Cap Stock Funds Prospectus

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Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Enterprise Fund	Opportunity Fund
Management Fees[1]	0.75%	0.68%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.71%	0.63%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.46%	1.31%
Fee Waivers	0.06%	0.02%

NET EXPENSES[3]	1.40%	1.29%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses are based on estimates for the current fiscal year.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Enterprise Fund	Opportunity Fund
1 YEAR	$143	$131
3 YEARS	$450	$411
5 YEARS	$786	$714
10 YEARS	$1,736	$1,575

Small and Mid Cap Stock Funds Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Small and Mid Cap Stock Funds Prospectus

Enterprise Fund

Portfolio Manager:    Thomas J. Pence, CFA

Investment Objective

The Enterprise Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in a portfolio consisting of equity securities of companies of any size, although we invest principally in medium-capitalization companies. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently.

We strive to identify companies that are positioned for rapid growth of revenue and earnings, and that are leaders in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. We may invest in any economic sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	13

Opportunity Fund

Portfolio Managers:    Ann M. Miletti, Richard T. Weiss

Investment Objective

The Opportunity Fund seeks long-term capital appreciation.

Investment Strategies

We invest in equity securities of medium-capitalization companies that we believe are under-priced, yet have attractive growth prospects. We base the analysis on a comparison between the company’s public value, based on market quotations, with its “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

14	Small and Mid Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 8. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Enterprise Fund employs an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds invest in smaller companies and foreign companies (including investments made through ADRs and similar investments), and are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Small and Mid Cap Stock Funds Prospectus	15

Additional Strategies and General Investment Risks

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

16	Small and Mid Cap Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		ENTERPRISE	OPPORTUNITY

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●

Options

The right to buy or sell a security based in an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk		●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro-rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity risk	●	●

Small and Mid Cap Stock Funds Prospectus	17

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISERS
Wells Capital Management Incorporated Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

18	Small and Mid Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Small and Mid Cap Stock Funds Prospectus	19

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

20	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

Typically, Advisor Class shares are bought and held by the Institution through which you are investing. Investors interested in purchasing Advisor Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at a financial intermediary in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Advisor Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Minimum Investments

Investors are required to make a minimum initial investment of $1,000 per Fund, or $250 for a retirement account, and $100 for each investment after the initial investment. Institutions may

Small and Mid Cap Stock Funds Prospectus	21

Your Account

How to Buy Shares

require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or may investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent’s recommendations or decisions. Prospective investors should consult their selling or shareholder servicing agent if they wish to request further information regarding these matters.

22	Small and Mid Cap Stock Funds Prospectus

How to Sell Shares

Advisor Class shares must be redeemed in accordance with the account agreement governing your Customer Account through which you hold your shares. Please read the account agreement for rules governing selling shares, and contact your selling agent or Institution with any questions.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day, and the proceeds distributed the next business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Small and Mid Cap Stock Funds Prospectus	23

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

24	Small and Mid Cap Stock Funds Prospectus

excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Small and Mid Cap Stock Funds Prospectus	25

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

26	Small and Mid Cap Stock Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Small and Mid Cap Stock Funds Prospectus	27

Portfolio Managers

Ann M. Miletti

Opportunity Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was a portfolio manager with SCM since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co-portfolio manager of the Strong Opportunity Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in education from the University of Wisconsin.

Thomas J. Pence, CFA

Enterprise Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management where he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds in the Conseco Fund Group. Prior to joining Conseco Capital Management in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in business from Indiana University and his M.B.A. degree in finance with honors from the University of Notre Dame.

Richard T. Weiss

Opportunity Fund and its predecessor since 1991

Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management (SCM) since 1991 and Vice Chairman of Strong Financial Corporations SCM’s parent corporation since 2001. Prior to joining SCM he was with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager from 1981 to 1991. He earned a B.A. degree in business administration at the University of Southern California and his M.B.A. degree in business administration with distinction from the Harvard Graduate School of Business Administration.

28	Small and Mid Cap Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen

Small and Mid Cap Stock Funds Prospectus	29

Glossary

below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Funds’ shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

30	Small and Mid Cap Stock Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

P004 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Small and Mid Cap Stock Funds

Prospectus

Wells Fargo Advantage Discovery Fund Wells Fargo Advantage Enterprise Fund

Wells Fargo Advantage Mid Cap Disciplined Fund Wells Fargo Advantage Opportunity Fund Wells Fargo Advantage Small Cap Disciplined Fund Wells Fargo Advantage Small/Mid Cap Value Fund

Investor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Small and Mid Cap Stock Funds

Small and Mid Cap Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Discovery Fund	Seeks long-term capital appreciation.

Enterprise Fund	Seeks long-term capital appreciation.

Mid Cap Disciplined Fund	Seeks long-term capital appreciation.

Opportunity Fund	Seeks long-term capital appreciation.

Small Cap Disciplined Fund	Seeks long-term capital appreciation.

Small/Mid Cap Value Fund	Seeks long-term capital appreciation.

4	Small and Mid Cap Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest at least 80% of the Fund’s assets in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index (which was $13.84 billion as of June 30, 2004, and is expected to change frequently), at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in securities of medium-capitalization companies, which are defined as those with market capitalizations within the range of the companies comprising the Russell Midcap® Index (which was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently). We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

We invest at least 80% of the Fund’s assets in equity securities of medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “medium-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap® Index, which was $513 million to $13.84 billion as of June 30, 2004, at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities. Although we can invest in any economic sector, at times we may emphasize one or more particular sectors.

We invest at least 80% of the Fund’s assets in equity securities. We may invest up to 25% of the Fund’s assets in foreign securities.

We invest at least 80% of the Fund’s assets in equity securities of small-capitalization companies that the Fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define “small-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell 2500™ Index at the time of investment. We may invest up to 25% of the Fund’s assets in foreign securities. Although we can invest in any economic sector, at times we may emphasize one or more particular sectors.

We invest at least 80% of the Fund’s assets in securities of small- and medium- capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest capitalization in the Russell Midcap® Index, which was $513 million to $13.84 billion as of June 30, 2004, at the time of purchase. We may invest up to 30% of the Fund’s assets in foreign securities.

Small and Mid Cap Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 19; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Small and Mid Cap Stock Funds Prospectus

FUND	SPECIFIC RISKS

Discovery Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Enterprise Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Mid Cap Disciplined Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Opportunity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Small Cap Disciplined Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy may result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small/Mid Cap Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small and Mid Cap Stock Funds Prospectus	7

Performance History

The Funds in this Prospectus have been in operation less than one calendar year, therefore, no performance is shown.

8	Small and Mid Cap Stock Funds Prospectus

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Small and Mid Cap Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Discovery Fund	Enterprise Fund	Mid Cap Disciplined Fund
Management Fees[1]	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.85%	0.88%	0.82%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.60%	1.63%	1.57%
Fee Waivers	0.22%	0.06%	0.26%

NET EXPENSES[3]	1.38%	1.57%	1.31%
	Opportunity Fund	Small Cap Disciplined Fund	Small/Mid Cap Value Fund
Management Fees[1]	0.68%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.80%	0.91%	1.33%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.48%	1.81%	2.23%
Fee Waivers	0.13%	0.20%	0.61%

NET EXPENSES[3]	1.35%	1.61%	1.62%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Discovery, Enterprise, Mid Cap Disciplined and Opportunity Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The breakpoint schedule for the Small/Mid Cap Value and Small Cap Disciplined Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses are based on estimates for the current fiscal year.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. After this time, the net operating expense ration may be increased only with the approval of the Board of Trustees.

10	Small and Mid Cap Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Discovery Fund	Enterprise Fund	Mid Cap Disciplined Fund	Opportunity Fund
1 YEAR	$140	$160	$133	$137
3 YEARS	$461	$502	$443	$442
5 YEARS	$828	$875	$805	$783
10 YEARS	$1,862	$1,922	$1,822	$1,746

	Small Cap Disciplined Fund	Small/Mid Cap Value Fund
1 YEAR	$164	$165
3 YEARS	$530	$577
5 YEARS	$942	$1,080
10 YEARS	$2,093	$2,466

Small and Mid Cap Stock Funds Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Small and Mid Cap Stock Funds Prospectus

Discovery Fund

Portfolio Managers:    Thomas J. Pence, CFA; James M. Leach, CFA

Investment Objective

The Discovery Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in securities of small- and medium-capitalization companies that we believe offer attractive opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently. We select securities through a combination of in-depth fundamental analysis of a company’s financial reports and direct, on-site research during company visits. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in securities of small- and medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	13

Enterprise Fund

Portfolio Manager:    Thomas J. Pence, CFA

Investment Objective

The Enterprise Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing in a portfolio consisting of equity securities of companies of any size, although we invest principally in medium-capitalization companies. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently.

We strive to identify companies that are positioned for rapid growth of revenue and earnings, and that are leaders in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. We may invest in any economic sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

14	Small and Mid Cap Stock Funds Prospectus

Mid Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Mid Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in medium-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently. To identify these companies, we engage in in-depth, first-hand research, and often visit with members of a company’s management team. The goal of our research is to identify companies that are undervalued or have growth potential not currently reflected in their stock prices. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	15

Opportunity Fund

Portfolio Managers:    Ann M. Miletti, Richard T. Weiss

Investment Objective

The Opportunity Fund seeks long-term capital appreciation.

Investment Strategies

We invest in equity securities of medium-capitalization companies that we believe are under-priced, yet have attractive growth prospects. We base the analysis on a comparison between the company’s public value, based on market quotations, with its “private market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in equity securities; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

16	Small and Mid Cap Stock Funds Prospectus

Small Cap Disciplined Fund

Portfolio Manager:    Robert J. Costomiris, CFA

Investment Objective

The Small Cap Disciplined Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small-capitalization companies that we believe present attractive opportunities but have not been widely recognized by investment analysts or the financial press. We define small-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500™ Index, at the time of purchase. The range of the Russell 2500™ Index was $37 million to $4.8 billion, as of June 30, 2004 and is expected to change frequently. We aim to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and

•	up to 25% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

Small and Mid Cap Stock Funds Prospectus	17

Small/Mid Cap Value Fund

Portfolio Manager:    I. Charles Rinaldi

Investment Objective

The Small/Mid Cap Value Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in securities of small- and medium-capitalization companies that we believe are undervalued relative to the market based on earnings, cash flows or asset value. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of small- and medium-capitalization companies; and

•	up to 30% of total assets in foreign securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

We may focus our investments in stocks of particular sectors of the economy. The Fund may be more susceptible to financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not focus on particular sectors.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

18	Small and Mid Cap Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 8. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Small/Mid Cap Value Fund and Small Cap Disciplined Fund, employ an active trading investment strategy that may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Small and Mid Cap Stock Funds Prospectus	19

Additional Strategies and General Investment Risks

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Sector Risk—To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities markets in general. These periods may last several years. In addition, the sectors that dominate the market will change over time.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

20	Small and Mid Cap Stock Funds Prospectus

Small and Mid Cap Stock Funds Prospectus	21

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		DISCOVERY	ENTERPRISE	MID CAP DISCIPLINED	OPPORTUNITY	SMALL CAP DISCIPLINED	SMALL/MID CAP VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio values.

	Credit, Leverage and Liquidity Risk			●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro-rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk	●	●	●	●	●	●

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Wells Capital Management Incorporated 525 Market St., San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

22	Small and Mid Cap Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management is the sub-adviser for the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Small and Mid Cap Stock Funds Prospectus	23

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

24	Small and Mid Cap Stock Funds Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class Shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the

Small and Mid Cap Stock Funds Prospectus	25

Your Account

National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

26	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds: ATTN CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA
Att’n: Wells Fargo Funds (Name of Fund, Account # and Share Class)
Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028
Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Discovery Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

Small and Mid Cap Stock Funds Prospectus	27

Your Account

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222, for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

28	Small and Mid Cap Stock Funds Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargoadvantagefunds.com. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest.

•	To process your purchase, either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com. to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 27 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 27. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

Small and Mid Cap Stock Funds Prospectus	29

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

30	Small and Mid Cap Stock Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Small and Mid Cap Stock Funds Prospectus	31

Your Account

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

32	Small and Mid Cap Stock Funds Prospectus

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Small and Mid Cap Stock Funds Prospectus	33

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With the Payroll Direct Deposit Plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

34	Small and Mid Cap Stock Funds Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding.

Small and Mid Cap Stock Funds Prospectus	35

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

36	Small and Mid Cap Stock Funds Prospectus

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Small and Mid Cap Stock Funds Prospectus	37

Portfolio Managers

Robert J. Costomiris, CFA

Mid Cap Disciplined Fund and its predecessor since 2001

Small Cap Disciplined Fund and its predecessor since 2002

Mr. Costomiris joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was a portfolio manager at Strong Capital Management (“SCM”) since April 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He earned his B.S. degree in chemical engineering from the University of Pennsylvania and his M.B.A. degree in finance and accounting from the University for Chicago Graduate School of Business.

James M. Leach, CFA

Discovery Fund and its predecessor since 2003

Mr. Leach joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was with SCM since October 2000, first as a portfolio manager of institutional mid-cap equity accounts and beginning in October 2003, a portfolio manager for the Discover Fund. From April 1999 to October 2000, Mr. Leach was responsible for assisting in the portfolio management and research effort for Conseco Capital Management’s equity portfolios. Mr. Leach earned his bachelor’s degree in mechanical engineering from the University of California, Santa Barbara and his M.B.A. degree in finance from New York University’s Stern School of Business.

Ann M. Miletti

Opportunity Fund and its predecessor since 2001

Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was a portfolio manager with SCM since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named co-portfolio manager of the Strong Opportunity Fund, the Fund’s predecessor fund. Ms. Miletti earned her B.A. degree in education from the University of Wisconsin.

Thomas J. Pence, CFA

Discovery Fund and its predecessor since 2001

Enterprise Fund and its predecessor since 2000

Mr. Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with SCM since October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management where he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds with the Conseco Fund Group. Prior to joining Conseco Capital Management in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in business from Indiana University and his M.B.A. degree in finance with honors from the University of Notre Dame.

I. Charles Rinaldi

Small/Mid Cap Value Fund and its predecessor since 2002

Mr. Rinaldi joined Wells Capital management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management (SCM) since 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a B.A. degree in biology from St. Michael’s College and his M.B.A. degree in finance from Babson College.

38	Small and Mid Cap Stock Funds Prospectus

Richard T. Weiss

Opportunity Fund and its predecessor since 1991

Mr. Weiss joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manger with Strong Capital Management (SCM) since 1991 and Vice Chairman of Strong Financial Corporation, SCM’s parent corporation since 2001. Prior to joining SCM he was with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager from 1981 to 1991. He earned a B.A. degree in business administration at the University of Southern California and his M.B.A. degree in business administration with distinction from the Harvard Graduate School of Business Administration.

Small and Mid Cap Stock Funds Prospectus	39

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit

40	Small and Mid Cap Stock Funds Prospectus

Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell Midcap® Index

An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Funds’ shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Small and Mid Cap Stock Funds Prospectus	41

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (04/05) ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Small and Mid Cap Stock Funds

Prospectus

Wells Fargo Advantage C&B Mid Cap Value FundSM

Class D

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Stock Funds

C&B Mid Cap Value Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

C&B Mid Cap Value Fund	Seeks maximum long-term total return, consistent with minimizing risk to principal.

4	C&B Mid Cap Value Fund Prospectus

PRINCIPAL STRATEGIES

We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2004, this range was $[ ] million to $[ ] billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

C&B Mid Cap Value Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund description beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 16; and

•	the Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, stocks of larger companies tend to be less volatile and more liquid than stocks of smaller companies. Because the Fund typically invests in 30 to 50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

Small Company Securities

The Fund invests in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Stocks of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	C&B Mid Cap Value Fund Prospectus

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Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Effective at the close of business on July 23, 2004, Wells Fargo Advantage C&B Mid Cap Value Fund was organized as the successor fund to the C&B Mid Cap Value Fund. The historical performance information shown for the successor fund for periods prior to the Fund’s reorganization date reflects the historical information for its predecessor.

C&B Mid Cap Value Fund Class D Calendar Year Returns*1

Best Qtr.:	Q2 ’99 • 20.78%	Worst Qtr.:	Q3 ’02 • (20.75)%

*	The Fund’s year-to-date performance through March 31, 2004, was 3.62%.

8	C&B Mid Cap Value Fund Prospectus

The table below provides average annual total return information for the Fund’s Class

D shares, and includes both before- and after-tax returns for the Class D shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans, or Individual Retirement Accounts (“IRAs”).

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class D Returns Before Taxes (Incept. 2/18/1998)	38.99%	17.25%	14.66%
Class D Returns After Taxes on Distributions	38.77%	15.97%	13.54%
Class D Returns After Taxes on Distributions and Sale of Fund Shares	25.60%	14.35%	12.19%
Russell Midcap Value Index (reflects no deduction for expenses or taxes)	38.07%	8.73%	7.71%
Russell Midcap Index (reflects no deduction for expenses or taxes)	40.06%	7.23%	8.17%
[1]	Performance shown reflects the performance of the predecessor fund’s single class of shares.

C&B Mid Cap Value Fund Prospectus	9

C&B Mid Cap Value Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
C&B Mid Cap Value Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
C&B Mid Cap Value Fund
Management Fees[1]	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.64%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.39%
Fee Waivers	0.14%

NET EXPENSES[3]	1.25%
[1]	The management fee charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
[2]	Other expenses are based on estimates for the current fiscal year and include various Fund start-up expenses, which will only be incurred in the first year of the Fund’s operation. Without including these first year expenses, the Gross Operating Expense ratio for the Fund would be 1.38%. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	C&B Mid Cap Value Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

C&B Mid Cap Value Fund
1 YEAR	$127
3 YEARS	$410
5 YEARS	$729
10 YEARS	$1,632

C&B Mid Cap Value Fund Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	C&B Mid Cap Value Fund Prospectus

C&B Mid Cap Value Fund

Portfolio Managers:    A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

Investment Objective

The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

C&B Mid Cap Value Fund Prospectus	13

C&B Mid Cap Value Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years.

Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Fund, also available upon request.

FOR A SHARE OUTSTANDING
	PREDECESSOR FUND’S SINGLE SHARE CLASS—COMMENCED ON FEBRUARY 18, 1998

For the period ended:	Apr. 30, 2004[1,2] (unaudited)	Oct. 31, 2003[2]
Net asset value, beginning of period	$17.96	$13.15
Income from investment operations:
Net investment income (loss)[7]	—	—
Net realized and unrealized gain (loss) on investments	1.27	4.83
Total from investment operations	1.27	4.83
Less distributions:
Dividends from net investment income	(0.00)[8]	(0.02)
Distributions from net realized gain[7]	(0.17)	—
Total from distributions	(0.17)	(0.02)
Net asset value, end of period	$19.06	$17.96
Total return[4]	7.14%	36.76%
Ratios/supplemental data:
Net assets, end of period (000s)	$477,614	$301,513
Ratios to average net assets:
Ratio of expenses to average net assets	1.07%	1.27%[5]
Ratio of net investment income (loss) to average net assets	0.02%	0.01%
Portfolio turnover	19%	18%
[1]	All ratios for the period have been annualized.
[2]	Per share figures calculated using Average Shares Method.
[3]	On November 19, 2001, The Advisors’ Inner Circle Fund C&B Mid Cap Value Portfolio (the “AIC Portfolio”) acquired the assets of the UAM Funds Inc. C&B Mid Cap Equity Portfolio (the “UAM Portfolio”). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
[4]	Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

14	C&B Mid Cap Value Fund Prospectus

Financial Highlights

Oct. 31, 2002[2]	Oct. 31, 2001[3]	Oct. 31, 2000	Oct. 31, 1999
$14.19	$12.78	$9.84	$9.69

(0.01)	0.08	0.07	0.06
(0.19)	2.12	3.16	0.15
(0.20)	2.20	3.23	0.21

(0.04)	(0.09)	(0.08)	(0.06)
(0.80)	(0.70)	(0.21)	—
(0.84)	(0.79)	(0.29)	(0.06)
$13.15	$14.19	$12.78	$9.84
(2.09)%	18.14%	33.78%	2.19%

$81,390	$5,934	$1,520	$1,446

1.37%[5,6]	1.00%	1.00%	1.00%
(0.07)%	0.68%	0.66%	0.70%
30%	44%	101%	81%
[5]	Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.27% and 1.54%, respectively.
[6]	As of March 1, 2002, the expense cap changed from 1.00% to 1.40%.
[7]	Amounts designated as “—”are either $0 or have been rounded to $0.
[8]	Amount is less than $0.01.

C&B Mid Cap Value Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

16	C&B Mid Cap Value Fund Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks, ”you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

C&B Mid Cap Value Fund Prospectus	17

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase return on those securities.
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

Credit, Counter-Party and Leverage Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company, Investment and Liquidity Risk

18	C&B Mid Cap Value Fund Prospectus

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Cooke & Bieler, L.P. 1700 Market Street Philadelphia, PA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

C&B Mid Cap Value Fund Prospectus	19

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[        ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the Fund, and thereby responsible for the day-to-day investment management activities of the Fund. As of December 31, 2004, Cooke & Bieler managed over $[        ] billion in assets.

Cooke & Bieler is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

20	C&B Mid Cap Value Fund Prospectus

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

C&B Mid Cap Value Fund Prospectus	21

Your Account

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Fund are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	C&B Mid Cap Value Fund Prospectus

This section provides information on how to open an account, and how to purchase, sell and exchange Fund shares. Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an Institution should contact Investor Services at 1-800-222-8222 for assistance with purchasing, selling or exchanging Fund shares.

How to Buy Shares

Class D shares are available for purchase by or through Institutions. Individuals interested in purchasing Class D shares of the Fund should contact a customer service representative at an Institution and should understand the following:

•	Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

•	Institutions are usually the holders of record of Class D shares held through customer accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Fund and for delivering required payment on a timely basis; and

•	Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund.

Investors who are interested in purchasing shares directly from the Fund should refer to information on other share classes offered by the Fund.

All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

C&B Mid Cap Value Fund Prospectus	23

Your Account

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

Minimum Investments

Investors are required to make a minimum initial investment of $2,500 per Fund, and $100 for each investment after the initial investment. An Institution may require different minimum investment amounts. Please consult a customer service representative from your Institution for details.

How to Sell Shares

Class D shares held through an Institution must be redeemed in accordance with the account agreement governing your customer account at such firm. Please read the account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING FUND SHARES:

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class D shares may be exchanged for Class A shares of a money market fund;

24	C&B Mid Cap Value Fund Prospectus

•	Class D shares may be exchanged for Class A shares of a non-money market fund; you will pay the Public Offering Price (“POP”) for the new shares, unless you are otherwise eligible to buy such shares at NAV.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that

C&B Mid Cap Value Fund Prospectus	25

Your Account

are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

26	C&B Mid Cap Value Fund Prospectus

Additional Services and Other Information

Income and Gain Distributions

The Fund makes distributions of any net investment income and realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by the Fund from certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in the stock producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

C&B Mid Cap Value Fund Prospectus	27

Additional Services and Other Information

Transaction Authorizations

The Fund generally requires Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

28	C&B Mid Cap Value Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your Investment Professional

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension fund’s, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

C&B Mid Cap Value Fund Prospectus	29

Glossary

Selling Agent

A person who has an agreement with the Funds’ distributor allowing it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

30	C&B Mid Cap Value Fund Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P071 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage International Stock Funds

Prospectus

Wells Fargo Advantage Emerging Markets Focus FundSM

Wells Fargo Advantage International Core Fund

Wells Fargo Advantage International Equity Fund

Wells Fargo Advantage International Value Fund

Class A, Class B and Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Stock Funds

International Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Emerging Markets Focus Fund (formerly named the Montgomery Emerging Markets Focus Fund)	Seeks long-term capital appreciation.

International Core Fund	Seeks long-term capital appreciation.

International Equity Fund	Seeks total return with an emphasis on long-term capital appreciation.

International Value Fund (formerly named the Overseas Fund)	Seeks long-term capital appreciation.

4	International Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest in a focused portfolio consisting of equity securities of 20 to 40 companies that are tied economically to emerging market countries.

We invest principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited; and an international growth style, sub-advised by Artisan Partners Limited Partnership.

The Fund is a gateway fund that invests principally in non-U.S. securities. We select securities for the Fund by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

International Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 16;

•	the “Additional Strategies and General Investment Risks” section beginning on page 29; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Emerging Market Securities

The Funds may invest in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6	International Stock Funds Prospectus

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

FUND	SPECIFIC RISKS

Emerging Markets Focus Fund	The Fund is primarily subject to the “Emerging Market Securities”, “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly defined. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities. The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

International Core Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

International Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

International Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

International Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage International Core and International Value Funds have been in operation for less than one calendar year; therefore, no performance information is shown for these Funds.

The Wells Fargo Advantage Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor. The predecessor Montgomery Fund was reorganized into the Wells Fargo Fund effective at the close of business on June 6, 2003. The historical information shown below and throughout this prospectus for the successor fund reflects the historical information for its predecessor.

Emerging Markets Focus Fund Class A Calendar Year Returns*2

Best Qtr.:	Q4 ‘99 • 44.10%	Worst Qtr.:	Q3 ‘01 • (22.82)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

8	International Stock Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 10/31/01)[2]	61.42%	21.78%	13.27%
Class A Returns After Taxes on Distributions	61.42%	21.55%	12.93%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	39.93%	19.23%	11.46%
Class B Returns Before Taxes (Incept. 10/31/01)[2]	65.34%	22.81%	14.10%
Class C Returns Before Taxes (Incept. 10/31/01)[2]	67.37%	21.84%	13.09%
MSCI Emerging Markets Free Index (reflects no deduction for fees, expenses or taxes)[3]	56.28%	10.62%	3.60%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Fund’s Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor Montgomery Emerging Markets Focus Fund, adjusted to reflect applicable sales charges. Performance shown for periods prior to the inception of each class reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect the applicable fees and expenses of the respective class. The predecessor fund incepted on December 31, 1997.
[3]	Morgan Stanley Capital International Emerging Markets Free Index.

International Stock Funds Prospectus	9

Performance History

International Equity Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘99 • 33.55%	Worst Qtr.:	Q3 ‘02 • (21.81)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 9/24/97)	21.45%	(0.04)%	1.82%
Class A Returns After Taxes on Distributions	21.21%	(0.25)%	1.65%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.94%	(0.10)%	1.50%
Class B Returns Before Taxes (Incept. 9/24/97)	22.64%	(0.03)%	2.02%
Class C Returns Before Taxes (Incept. 4/1/98)[2]	25.25%	0.16%	1.85%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	38.59%	(0.05)%	1.58%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class’s fees and expenses.
[3]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

10	International Stock Funds Prospectus

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International Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[2]	5.00%	1.00%
Redemption Fee[1]	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Emerging Markets Focus Fund			International Core Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.93%	0.94%	0.94%	6.82%	6.82%	6.82%

TOTAL ANNUAL FUND OPERATING EXPENSES	2.03%	2.79%	2.79%	7.77%	8.52%	8.52%
Fee Waivers	0.13%	0.14%	0.14%	6.27%	6.27%	6.27%

NET EXPENSES[5]	1.90%	2.65%	2.65%	1.50%	2.25%	2.25%
[1]	Deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 47 for further information.
[2]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information.
[3]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Emerging Markets Focus Fund is as follows: 1.10% for assets from $0 to $499 million; 1.05% for assets from $500 million to $999 million; 1.00% for assets from $1 billion to $2.99 billion; 0.975% for assets from $3 billion to $4.99 billion; and 0.95% for assets $5 billion and higher. The breakpoint schedule for the International Core Fund, International Equity Fund and International Value Fund is as follows: 0.95% for assets from $0 to $499 million; 0.90% for assets from $500 million to $999 million; 0.85% for assets from $1 billion to $2.99 billion; 0.825% for assets from $3 billion to $4.99 billion; and 0.80% for assets $5 billion and higher.
[4]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the International Core Fund is based on estimates for the current fiscal year.
[5]	For the Emerging Markets Focus Fund and International Equity Fund, the adviser has committed through January 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. For the International Core Fund and International Value Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[6]	Expenses for the International Value Fund include expenses allocated from the master portfolio in which the Fund invests.

12	International Stock Funds Prospectus

Summary of Expenses

International Equity Fund			International Value Fund[6]
Class A	Class B	Class C	Class A	Class B	Class C
0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.76%	1.07%	0.95%	0.74%	0.74%	0.74%

1.71%	2.77%	2.55%	1.69%	2.44%	2.44%
0.21%	0.52%	0.40%	0.19%	0.19%	0.19%

1.50%	2.25%	2.25%	1.50%	2.25%	2.25%

International Stock Funds Prospectus	13

International Stock Funds Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Emerging Markets Focus Fund			International Core Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$757	$768	$368	$719	$728	$328
3 YEARS	$1,163	$1,152	$852	$1,641	$1,646	$1,346
5 YEARS	$1,594	$1,662	$1,462	$3,125	$3,221	$3,021
10 YEARS	$2,788	$2,842	$3,108	$6,489	$6,554	$6,720
	International Equity Fund			International Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$719	$728	$328	$719	$728	$328
3 YEARS	$1,073	$1,120	$796	$1,069	$1,042	$742
5 YEARS	$1,451	$1,639	$1,390	N/A	1,483	1,283
10 YEARS	$2,509	$2,732	$2,941	N/A	1,853	2,762

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period.

	Emerging Markets Focus Fund			International Core Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$757	$268	$268	$719	$228	$228
3 YEARS	$1,163	$852	$852	$1,641	$1,346	$1,346
5 YEARS	$1,594	$1,462	$1,462	$3,125	$3,021	$3,021
10 YEARS	$2,788	$2,842	$3,108	$6,489	$6,554	$6,720
	International Equity Fund			International Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$719	$228	$228	$719	$228	$228
3 YEARS	$1,073	$820	$796	$1,069	$742	$742
5 YEARS	$1,451	$1,439	$1,390	N/A	1,483	1,283
10 YEARS	$2,509	$2,732	$2,999	N/A	1,853	2,762

14	International Stock Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The International Value Fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

International Stock Funds Prospectus	15

Emerging Markets Focus Fund

Portfolio Managers:    Josephine Jiménez, CFA; Frank Chiang

Investment Objective

The Emerging Markets Focus Fund seeks long-term capital appreciation.

Investment Strategies

We invest in a focused equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund’s assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in emerging market securities;

•	in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East; and

•	in 20 to 40 companies.

As part of our investment strategy, we may invest up to 50% of total assets in a single emerging market country.

Important Risk Factors

The Fund is primarily subject to the “Emerging Market Securities”, “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

16	International Stock Funds Prospectus

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Emerging Markets Focus Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 31, 2001

For the period ended:	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$15.27	$14.50	$11.37
Income from investment operations:
Net investment income (loss)	0.02[4]	0.00	0.29
Net realized and unrealized gain (loss) on investments	2.47	0.77	2.94
Total from investment operations	2.49	0.77	3.23
Less distributions:
Dividends from net investment income	0.00	0.00	(0.10)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	(0.10)
Net asset value, end of period	$17.76	$15.27	$14.50
Total return[2]	16.37%	5.33%	28.57%
Ratios/supplemental data:
Net assets, end of period (000s)	$117,842	$105,512	$23
Ratios to average net assets:
Ratio of expenses to average net assets	1.88%	2.18%	2.20%
Ratio of net investment income (loss) to average net assets	0.42%	(1.65)%	0.43%
Portfolio turnover	49%	210%	206%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	2.03%	2.18%	5.27%
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Calculated based upon average shares outstanding.

18	International Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON OCTOBER 31, 2001			CLASS C SHARES—COMMENCED ON OCTOBER 31, 2001

Sept. 30, 2003[1]	June 30, 2003	June 30, 2002	Sept. 30, 2003[1]	June 30, 2003	June 30, 2002
$15.18	$14.52	$11.37	$15.12	$14.48	$11.37

(0.02)[4]	0.10	0.08	(0.02)[4]	0.02	0.05

2.46	0.56	3.17	2.46	0.62	3.16
2.44	0.66	3.25	2.44	0.64	3.21

0.00	0.00	(0.10)	0.00	0.00	(0.10)
0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	(0.10)	0.00	0.00	(0.10)
$17.62	$15.18	$14.52	$17.56	$15.12	$14.48
16.06%	4.64%	28.65%	16.14%	4.37%	28.39%

$290	$28	$11	$519	$59	$13

2.64%	2.33%	2.31%	2.64%	3.39%	3.44%
(0.45)%	1.59%	0.10%	(0.39)%	(3.00)%	0.10%
49%	210%	206%	49%	210%	206%
2.79%	2.78%	5.38%	2.79%	3.53%	6.51%

International Stock Funds Prospectus	19

International Core Fund

Portfolio Managers:    Mark Beale; Richard Lewis

Investment Objective

The International Core Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in non-U.S. securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

20	International Stock Funds Prospectus

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International Equity Fund

Portfolio Managers:	Mark Beale; Josef Lakonishok; Richard Lewis; Menno Vermeulen; Robert W. Vishny and Mark L. Yockey, CFA

Investment Objective

The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

Investment Strategies

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited; and an international growth style, sub-advised by Artisan Partners Limited Partnership.

LSV Asset Management

LSV invests in non-U.S. securities believed to be undervalued in the marketplace at the time of purchase and believed to show recent positive signals, such as an appreciation in prices and increase in earnings. In making investment decisions, LSV applies a quantitative investment model. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation).

New Star Institutional Managers Limited

New Star invests in non-U.S. securities by following a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (“EVA”) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that estimates the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections.

Artisan Partners Limited Partnership

Artisan Partners invests in non-U.S. securities by using a bottom-up investment process to seek international growth companies, while incorporating a top-down component that identifies regions, industries or themes that Artisan Partners believes present accelerating growth prospects. Company visits are a key component of Artisan Partners’ investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan Partners believes may lead to sustained earnings growth. Artisan Partners pays careful attention to valuation relative to a company’s market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

22	International Stock Funds Prospectus

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities;

•	at least 80% of total assets in non-U.S. securities;

•	in a minimum of five countries exclusive of the U.S.;

•	up to 50% of total assets in any one country;

•	up to 25% of total assets in emerging markets; and

•	in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

We expect that the Fund’s portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

International Stock Funds Prospectus	23

International Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON SEPTEMBER 24, 1997

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999
Net asset value, beginning of period	$8.46	$10.50	$15.24	$12.70	$9.36
Income from investment operations:
Net investment income (loss)	0.04[3]	(0.01)[3]	0.01	0.11	(0.02)
Net realized and unrealized gain (loss) on investments	1.38[3]	(2.03)	(4.44)	2.64	3.36
Total from investment operations	1.42	(2.04)	(4.43)	2.75	3.34
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	(0.13)	0.00
Distributions from net realized gain	0.00	0.00	(0.31)	(0.08)	0.00
Total distributions	0.00	0.00	(0.31)	(0.21)	0.00
Net asset value, end of period	$9.88	$8.46	$10.50	$15.24	$12.70
Total return[1]	16.78%	(19.43)%	(29.59)%	21.65%	35.68%
Ratios/supplemental data:
Net assets, end of period (000s)	$52,762	$22,806	$30,727	$43,659	$35,779
Ratios to average net assets:
Ratio of expenses to average net assets	1.50%	1.72%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	0.42%	(0.08)%	0.05%	(0.31)%	(0.17)%
Portfolio turnover	73%	52%	36%	26%	41%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.76%	1.96%	1.81%	2.00%	2.10%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated based upon average shares outstanding.

24	International Stock Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON SEPTEMBER 24, 1997					CLASS C SHARES—COMMENCED ON APRIL 1, 1998

Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999
$8.19	$10.25	$14.99	$12.54	$9.30	$8.18	$10.24	$14.98	$12.54	$9.30

(0.03)[3]	(0.09)[3]	(0.11)	0.06	(0.10)	(0.02)[3]	(0.09)[3]	(0.07)	0.07	(0.04)
1.32[3]	(1.97)	(4.32)	2.54	3.34	1.31[3]	(1.97)	(4.36)	2.54	3.28
1.29	(2.06)	(4.43)	2.60	3.24	1.29	(2.06)	(4.43)	2.61	3.24

0.00	0.00	0.00	(0.07)	0.00	0.00	0.00	0.00	(0.09)	0.00
0.00	0.00	(0.31)	(0.08)	0.00	0.00	0.00	(0.31)	(0.08)	0.00
0.00	0.00	(0.31)	(0.15)	0.00	0.00	0.00	(0.31)	(0.17)	0.00
$9.48	$8.19	$10.25	$14.99	$12.54	$9.47	$8.18	$10.24	$14.98	$12.54
15.75%	(20.10)%	(30.12)%	20.65%	34.84%	15.77%	(20.12)%	(30.14)%	20.72%	34.84%

$20,149	$29,107	$41,122	$63,019	$37,911	$2,530	$2,167	$2,704	$2,857	$673

2.25%	2.47%	2.50%	2.50%	2.40%	2.25%	2.47%	2.50%	2.50%	2.37%
(0.31)%	(0.83)%	(0.72)%	(1.01)%	(0.81)%	(0.27)%	(0.78)%	(0.69)%	(0.86)%	(0.78)%
73%	52%	36%	26%	41%	73%	52%	36%	26%	41%
2.82%	3.06%	2.70%	2.95%	2.79%	2.70%	2.96%	2.50%	3.02%	2.72%

International Stock Funds Prospectus	25

International Value Fund

Portfolio Managers:    Josef Lakonishok; Robert W. Vishny; Menno Vermeulen

Investment Objective

The International Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We invest in the equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. We believe that these securities have the potential to produce superior future returns if their future growth exceeds the market’s low expectations.

We use a strictly quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. The Fund is expected to experience a low level of portfolio turnover.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in non-U.S. securities. We invest in the equity securities of non-U.S. companies with market capitalizations of $400 million or more, but primarily invest in those with medium to large market capitalizations. We expect to maintain diversification among the countries represented in the industry benchmark, the MSCI/EAFE index. Generally, the non-U.S. securities we hold will be traded on a stock exchange or other market in the country in which the issuer has its principal place of business or principal office, but they also may be traded in other countries, including the U.S.

We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Funds” on page 34.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 29. These considerations are all important to your investment choice.

26	International Stock Funds Prospectus

International Value Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
CLASS A SHARES—COMMENCED ON OCTOBER 31, 2003

For the period ended:	Sept. 30, 2004[1]
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	(0.21)
Net realized and unrealized gain (loss) on investments	1.73
Total from investment operations	1.52
Less distributions:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00
Distributions in excess of realized gain
Total distributions	0.00
Net asset value, end of period	$11.94
Total return[1]	19.40%
Ratios/supplemental data:
Net assets, end of period (000s)	$23
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.50%[5]
Ratio of net investment income (loss) to average net assets	2.46%
Portfolio turnover[3]	24%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	282.28%[5]
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Calculated based upon average shares outstanding.
[5]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.

International Stock Funds Prospectus	27

Sub-Adviser’s Prior Performance History

LSV Asset Management (“LSV”) is the sub-adviser for the Fund and for the master portfolio in which the Fund invests. As the sub-adviser, LSV is responsible for the day-to-day investment management activities of the master portfolio. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 18.07%	Worst Qtr.:	Q3 ‘98 • (17.25)%

*	The composite’s year-to-date performance through June 30, 2003 was 13.43%.

Average annual total returns for the period ended 12/31/02	1 year	3 years	5 years
Sub-adviser’s Composite Performance (Incepted 12/31/97)	1.69%	(2.62)%	4.25%
MSCI/EAFE Index[1]	(15.94)%	(17.24)%	(2.89)%

[1]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.

28	International Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Emerging Markets Focus Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

International Stock Funds Prospectus	29

Additional Strategies and General Investment Risks

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

30	International Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		EMERGING MARKETS FOCUS	INTERNATIONAL CORE	INTERNATIONAL EQUITY	INTERNATIONAL VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●

Emerging Market Securities

Securities of companies based in countries
considered developing or to have
“emerging” stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●	●	●

Options

The right to buy or sell a security based on
an agreed upon price at a specified time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio value.

	Leverage and Liquidity Risk	●		●	●

International Stock Funds Prospectus	31

Additional Strategies and General Investment Risks

		EMERGING MARKETS FOCUS	INTERNATIONAL CORE	INTERNATIONAL EQUITY	INTERNATIONAL VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk		●	●	●

32	International Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

International Stock Funds Prospectus	33

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over [    ] billion in mutual fund assets.

The International Value Fund is a gateway fund that invest in a master portfolio. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of the Fund’s average daily net assets for providing advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, the master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of the Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the International Value Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the International Value Fund, Funds Management acts as an investment adviser for Fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio in which the Fund invests. Under these arrangements, if the Fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Emerging Markets Focus Fund, International Core Fund and International Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser

34	International Stock Funds Prospectus

even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, a Milwaukee-based registered investment adviser, co-sub advises the International Equity Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of December 31, 2004, Artisan managed over [$XX] billion in assets.

LSV Asset Management (“LSV”), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser to the International Value Portfolio in which the International Value Fund invests and co-sub advises the International Equity Fund. In this capacity, the sub-adviser is responsible for the day-to-day investment management activities of the master portfolio and the Fund. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As or December 31, 2004, LSV managed over $         billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser sub-advises the International Core Fund, and co-sub advises the International Equity Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over [$XX] billion in assets.

Wells Capital Management Incorporated (“Wells Capital Management”), and affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Markets Focus and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of [$XX] billion.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

International Stock Funds Prospectus	35

Organization and Management of the Funds

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

36	International Stock Funds Prospectus

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is expected to be available on our website at www.wellsfargoadvantagefunds.com in the second quarter of 2005. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

International Stock Funds Prospectus	37

A Choice of Share Classes

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lowest of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

38	International Stock Funds Prospectus

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

International Stock Funds Prospectus	39

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”) prior to purchase , you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value on the date of original purchase of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV and money market fund shares) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest in a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the previous account held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

40	International Stock Funds Prospectus

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Funds Distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Internal Revenue Code Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

International Stock Funds Prospectus	41

Reductions and Waivers of Sales Charges

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Emerging Markets Focus	0.75%	0.75%
International Core	0.75%	0.75%
International Equity	0.75%	0.75%
International Value	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

42	International Stock Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of any Wells Fargo Advantage money market fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	The Funds impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 47 for additional information.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management

International Stock Funds Prospectus	43

Exchanges

monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

44	International Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

International Stock Funds Prospectus	45

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a

46	International Stock Funds Prospectus

Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For each Fund in this Prospectus, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70½ according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	due to participation in the Systematic Withdrawal Plan.

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	Wells Fargo fund of fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

International Stock Funds Prospectus	47

Your Account How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo International Equity Fund, Class C.”

48	International Stock Funds Prospectus

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the section on buying shares for the first time By Mail.

International Stock Funds Prospectus	49

Your Account How to Buy Shares

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 48 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 48. Be sure to have the wiring bank include your current account number and the name your account is registered in.

50	International Stock Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative or 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

International Stock Funds Prospectus	51

Your Account How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

52	International Stock Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written Medallion Guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

International Stock Funds Prospectus	53

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consist of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect that the Funds in this Prospectus may be eligible for this election, but we can’t assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid)

54	International Stock Funds Prospectus

for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help

International Stock Funds Prospectus	55

Additional Services and Other Information

protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

56	International Stock Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

International Value Portfolio (formerly named the Overseas Portfolio)	The Portfolio seeks long-term capital appreciation.

58	International Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

International Stock Funds Prospectus	59

Portfolio Managers

The Portfolio Managers identified below in connection with the International Equity Value Fund manage the Portfolio that the Fund currently invests in, and not the Fund itself. The Portfolio and Portfolio Managers that manage it are listed in the Fund’s individual Fund description.

Mark Beale

International Core Fund and its predecessor since 2005

International Equity Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in economic history from the University of Sussex, England.

Frank Chiang

Emerging Markets Focus Fund and its predecessor since 1997

Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Funds. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW’s Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

Josephine Jiménez, CFA

Emerging Markets Focus Fund and its predecessor since 1997

Ms. Jiménez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jiménez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm’s emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jiménez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jiménez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jiménez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

Josef Lakonishok

International Equity Fund since 2004

International Value Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his M.B.A. degree from Tel Aviv University and earned his M.S. and Ph.D. degrees in Business Administration from Cornell University.

Richard Lewis

International Core Fund and its predecessor since 2005

International Equity Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in economics and statistics from Bristol University, England.

60	International Stock Funds Prospectus

Menno Vermeulen

International Equity Fund since 2004

International Value Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

International Equity Fund since 2004

International Value Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his A.B. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Mark L. Yockey, CFA

International Equity Fund since 2004

Mr. Yockey is a managing director of Artisan and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide heath care industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned his B.A and M.B.A. degrees in finance from Michigan State University.

International Stock Funds Prospectus	61

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

62	International Stock Funds Prospectus

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

International Stock Funds Prospectus	63

Glossary

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the funds’ distributors that allows them to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

64	International Stock Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage International Stock Funds

Prospectus

Wells Fargo Advantage Emerging Markets Focus FundSM

Wells Fargo Advantage International Core Fund

Wells Fargo Advantage International Equity Fund

Wells Fargo Advantage International Value Fund

Administrator Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and

Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance

Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND

INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents International Stock Funds

International Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Emerging Markets Focus Fund (formerly named the Montgomery Emerging Markets Focus Fund)	Seeks long-term capital appreciation.

International Core Fund	Seeks long-term capital appreciation.

International Equity Fund	Seeks total return with an emphasis on long-term capital appreciation.

International Value Fund (formerly named the Overseas Fund)	Seeks long-term capital appreciation.

4	International Stock Funds Prospectus

PRINCIPAL STRATEGIES

We invest in a focused portfolio consisting of equity securities of 20 to 40 companies that are tied economically to emerging market countries.

We invest principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited; and an international growth style, sub-advised by Artisan Partners Limited Partnership.

The Fund is a gateway fund that invests principally in non-U.S. securities. We select securities for the Fund by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

International Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 16;

•	the “Additional Strategies and General Investment Risks” section beginning on page 27; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Emerging Market Securities

The Funds may invest in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	International Stock Funds Prospectus

FUND	SPECIFIC RISKS

Emerging Markets Focus Fund	The Fund is primarily subject to the “Emerging Market Securities”, “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly defined. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

International Core Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

International Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

International Value Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

International Stock Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage International Core and International Value Funds have been in operation for less than one calendar year; therefore, no performance information is shown for these Funds.

The Wells Fargo Advantage Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor. The historical information shown below and throughout this prospectus for the successor fund reflects the historical information for its predecessor.

8	International Stock Funds Prospectus

Emerging Markets Focus Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 44.29%	Worst Qtr.:	Q3 ‘01 • (22.71)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 12/31/97)[1]	72.07%	23.62%	14.79%
Administrator Class Returns After Taxes on Distributions	71.69%	23.33%	14.41%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	46.76%	20.88%	12.82%
MSCI Emerging Markets Free Index (reflects no deduction for expenses or taxes)[2]	56.28%	10.62%	3.60%
[1]	Performance shown for the Administrator Class shares reflects the performance of the Class R shares of the predecessor Montgomery Emerging Markets Focus Fund.
[2]	Morgan Stanley Capital International Emerging Free Markets Index.

International Stock Funds Prospectus	9

Performance History

International Equity Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 33.85%	Worst Qtr.:	Q3 ‘02 • (21.81)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	28.97%	1.35%	2.96%
Administrator Class Returns After Taxes on Distributions	28.64%	1.11%	2.76%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	18.83%	1.07%	2.47%
MSCI/EAFE Index (reflects no deduction for expenses or taxes)[2]	38.59%	(0.05)%	1.58%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, which incepted on September 24, 1997, adjusted to reflect the expenses of the Administrator Class shares.
[2]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

10	International Stock Funds Prospectus

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International Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None
Redemption Fee[1]	2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Emerging Markets Focus Fund	International Core Fund	International Equity Fund	International Value Fund
Management Fees[2]	1.10%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.75%	6.69%	0.49%	0.56%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.85%	7.64%	1.44%	1.51%
Fee Waivers	0.25%	6.39%	0.19%	0.26%

NET EXPENSES[4]	1.60%	1.25%	1.25%	1.25%
[1]	Deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 37 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Emerging Markets Focus Fund is as follows: 1.10% for assets from $0 to $499 million; 1.05% for assets from $500 million to $999 million; 1.00% for assets from $1 billion to $2.99 billion; 0.975% for assets from $3 billion to $4.99 billion; and 0.95% for assets $5 billion and higher. The breakpoint schedule for the International Core Fund, International Equity Fund and International Value Fund is as follows: 0.95% for assets from $0 to $499 million; 0.90% for assets from $500 million to $999 million; 0.85% for assets from $1 billion to $2.99 billion; 0.825% for assets from $3 billion to $4.99 billion; and 0.80% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the International Core Fund is based on estimates for the current fiscal year.
[4]	For the Emerging Markets Focus Fund and International Equity Fund, the adviser has committed through January 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. For the International Core Fund and the International Value Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[5]	Expenses for the International Value Fund include expenses allocated from the master portfolio in which the Fund invests.

12	International Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Emerging Markets Focus Fund	International Core Fund	International Equity Fund	International Value Fund
1 YEAR	$163	$127	$127	$127
3 YEARS	$557	$1,671	$437	$452
5 YEARS	$977	$3,134	$769	$799
10 YEARS	$2,149	$6,468	$1,708	$1,779

International Stock Funds Prospectus	13

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The International Value Fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14	International Stock Funds Prospectus

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Emerging Markets Focus Fund

Portfolio Managers:    Josephine Jiménez, CFA; Frank Chiang

Investment Objective

The Emerging Markets Focus Fund seeks long-term capital appreciation.

Investment Strategies

We invest in a focused equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund’s assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in emerging market securities;

•	in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East; and

•	in 20 to 40 companies.

As part of our investment strategy, we may invest up to 50% of total assets in a single emerging market country.

Important Risk Factors

The Fund is primarily subject to the “Emerging Market Securities”, “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Because we typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 27. These considerations are all important to your investment choice.

16	International Stock Funds Prospectus

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Emerging Markets Focus Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended June 30, 2003 and September 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON DECEMBER 31, 1997

For the period ended:	Sept. 30, 2003[6]	June 30, 2003
Net asset value, beginning of period	$15.16	$14.41
Income from investment operations:
Net investment income (loss)	0.03[2]	0.30
Net realized and unrealized gain (loss) on investments	2.45	0.54
Total from investment operations	2.48	0.84
Less distributions:
Dividends from net investment income	0.00	(0.09)
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	(0.09)
Net asset value, end of period	$17.64	$15.16
Total return[3]	16.42%	5.79%
Ratios/supplemental data:
Net assets at end of period (000s)	$29,273	$25,784
Ratios to average net assets[5]:
Ratio of expenses to average net assets	1.55%	1.52%
Ratio of net investment income (loss) to average net assets	0.73%	2.43%
Portfolio turnover	49%	210%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.70%	2.16%
[1]	The Fund changed its year end from March 31 to June 30.
[2]	Calculated based upon average shares outstanding.
[3]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	During each period various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	The Fund changed its year end from June 30 to September 30.

18	International Stock Funds Prospectus

Financial Highlights

June 30, 2002	June 30, 2001	June 30, 2000	June 30, 1999[1]	March 31, 1999[2]
$14.00	$16.57	$13.15	$9.63	$11.43

0.07	0.20	0.19	0.04	0.12

0.44	(2.73)	3.47	3.48	(1.76)
0.51	(2.53)	3.66	3.52	(1.64)

(0.10)	(0.04)	(0.16)	0.00	(0.16)
0.00	0.00	(0.08)	0.00	0.00
(0.10)	(0.04)	(0.24)	0.00	(0.16)
$14.41	$14.00	$16.57	$13.15	$9.63
3.80%	(15.26)%	27.91%	36.55%	(14.04)%

$22,974	$10,156	$4,725	$2,551	$1,655

1.59%	1.72%	1.62%	1.73%	2.10%

0.60%	1.68%	0.66%	0.05%	1.24%
206%	182%	264%	200%	437%

4.66%	4.37%	6.15%	8.82%	8.68%

International Stock Funds Prospectus	19

International Core Fund

Portfolio Managers:    Mark Beale; Richard Lewis

Investment Objective

The International Core Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of total assets in non-U.S. securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 27. These considerations are all important to your investment choice.

20	International Stock Funds Prospectus

International Equity Fund

Portfolio Managers:    Mark Beale; Josef Lakonishok; Richard Lewis; Menno Vermeulen; Robert

W. Vishny and Mark L. Yockey, CFA

Investment Objective

The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

Investment Strategies

We invest principally in the equity securities of non-U.S. companies through the use of three different styles of international equity management: an international value style, sub-advised by LSV Asset Management; an international blend style, sub-advised by New Star Institutional Managers Limited; and an international growth style, sub-advised by Artisan Partners Limited Partnership.

LSV Asset Management

LSV invests in non-U.S. securities believed to be undervalued in the marketplace at the time of purchase and believed to show recent positive signals, such as an appreciation in prices and increase in earnings. In making investment decisions, LSV applies a quantitative investment model. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation).

New Star Institutional Managers Limited

New Star invests in non-U.S. securities by following a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (“EVA”) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that estimates the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections.

Artisan Partners Limited Partnership

Artisan Partners invests in non-U.S. securities by using a bottom-up investment process to seek international growth companies, while incorporating a top-down component that identifies regions, industries or themes that Artisan Partners believes present accelerating growth prospects. Company visits are a key component of Artisan Partners’ investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan Partners believes may lead to sustained earnings growth. Artisan Partners pays careful attention to valuation relative to a company’s market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

International Stock Funds Prospectus	21

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities;

•	at least 80% of total assets in non-U.S. securities;

•	in a minimum of five countries exclusive of the U.S.;

•	up to 50% of total assets in any one country;

•	up to 25% of total assets in emerging markets; and

•	in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

We expect that the Fund’s portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 27. These considerations are all important to your investment choice.

22	International Stock Funds Prospectus

International Equity Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES— COMMENCED ON NOVEMBER 8, 1999

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$8.46	$10.47	$15.17	$13.61
Income from investment operations:
Net investment income (loss)	0.08[3]	0.02[3]	0.01	0.12
Net realized and unrealized gain (loss) on investments	1.34[3]	(2.03)	(4.40)	1.66
Total from investment operations	1.42	(2.01)	(4.39)	1.78
Less distributions:
Dividends from net investment income	(0.01)	0.00	0.00	(0.14)
Distributions from net realized gain	0.00	0.00	(0.31)	(0.08)
Total distributions	(0.01)	0.00	(0.31)	(0.22)
Net asset value, end of period	$9.87	$8.46	$10.47	$15.17
Total return[1]	16.83%	(19.20)%	(29.47)%	13.01%
Ratios/supplemental data:
Net assets, end of period (000s)	$266,099	$372,380	$108,796	$122,397
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.25%	1.44%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.76%	0.31%	0.31%	0.32%
Portfolio turnover	73%	52%	36%	26%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.34%	1.46%	1.53%	1.92%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Calculated based upon average shares outstanding.
[4]	Ratios shown for periods of less than one year are annualized.

International Stock Funds Prospectus	23

International Value Fund

Portfolio Managers:    Josef Lakonishok; Robert W. Vishny; Menno Vermeulen

Investment Objective

The International Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We invest in the equity securities of non-U.S. companies which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. We believe that these securities have the potential to produce superior future returns if their future growth exceeds the market’s low expectations.

We use a strictly quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. The Fund is expected to experience a low level of portfolio turnover.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in non-U.S. securities. We invest in the equity securities of non-U.S. companies with market capitalizations of $400 million or more, but primarily invest in those with medium to large market capitalizations. We expect to maintain diversification among the countries represented in the industry benchmark, the MSCI/EAFE index. Generally, the non-U.S. securities we hold will be traded on a stock exchange or other market in the country in which the issuer has its principal place of business or principal office, but they also may be traded in other countries, including the U.S.

We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Funds” on page 31.

Although it is not our intention to do so, we reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Common of Important Risks” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 27. These considerations are all important to your investment choice.

24	International Stock Funds Prospectus

International Value Fund Financial Highlights

The table below shows the financial performance of the Fund’s Class A shares. This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
CLASS A SHARES—COMMENCED ON OCTOBER 31, 2003

For the period ended:	Sept. 30, 2004[1]
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	(0.21)
Net realized and unrealized gain (loss) on investments	1.73
Total from investment operations	1.52
Less distributions:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	11.94
Total return[2]	19.40%
Ratios/supplemental data:
Net assets, end of period (000s)	$23,000
Ratios to average net assets:
Ratio of expenses to average net assets	1.50%[5]
Ratio of net investment income (loss) to average net assets	(2.46)%
Portfolio turnover	24%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	282.28%[5]
[1]	The Fund changed its fiscal year-end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Calculated based upon average shares outstanding.
[5]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.

International Stock Funds Prospectus	25

Sub-Adviser’s Prior Performance History

LSV Asset Management (“LSV”) is the sub-adviser for the Fund and for the master portfolio in which the Fund invests. As the sub-adviser, LSV is responsible for the day-to-day investment management activities of the master portfolio. The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 18.07%	Worst Qtr.:	Q3 ‘98 • (17.25)%

*	The composite’s year-to-date performance through June 30, 2003 was 13.43%.

Average annual total returns for the period ended 12/31/02	1 year	3 years	5 years
Sub-adviser’s Composite Performance (Incepted 12/31/97)	1.69%	(2.62)%	4.25%
MSCI/EAFE Index[1]	(15.94)%	(17.24)%	(2.89)%
[1]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.

26	International Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Emerging Markets Focus Fund and International Equity Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets and are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

International Stock Funds Prospectus	27

Additional Strategies and General Investment Risks

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

28	International Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		EMERGING MARKETS FOCUS	INTERNATIONAL CORE	INTERNATIONAL EQUITY	INTERNAITONAL VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●

Emerging Market Securities

Securities of companies based in countries
considered developing or to have
“emerging” stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●	●	●

Options

The right to buy or sell a security based on
an agreed upon price at a specified time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio value.

	Leverage and Liquidity Risk	●			●

International Stock Funds Prospectus	29

Additional Strategies and General Investment Risks

		EMERGING MARKETS FOCUS	INTERNATIONAL CORE	INTERNATIONAL EQUITY	INTERNATIONAL VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk		●	●	●

30	International Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

International Stock Funds Prospectus	31

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over [        ] billion in mutual fund assets.

The International Value Fund is a gateway fund that invest in a master portfolio. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of the Fund’s average daily net assets for providing advisory services to the Fund, including the determination of the asset allocations of each Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, the master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of the Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the International Value Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the gateway Fund, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

The gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Emerging Markets Focus Fund, International Core Fund and International Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

32	International Stock Funds Prospectus

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, a Milwaukee-based registered investment adviser, co-sub advises the International Equity Fund. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of December 31, 2004, Artisan managed over [$    ] billion in assets.

LSV Asset Management (“LSV”), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser to the International Value Portfolio in which the International Value Fund invests and co-sub advises the International Equity Fund. In this capacity, the sub-adviser is responsible for the day-to-day investment management activities of the master portfolio and the Fund. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As or December 31, 2004, LSV managed over $         billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser, sub-advises the International Core Fund, and co-sub advises the International Equity Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over [$    ] billion in assets.

Wells Capital Management Incorporated (“Wells Capital Management”), and affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Markets Focus Fund, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of [$    ] billion.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of these Funds pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

International Stock Funds Prospectus	33

Organization and Management of the Funds

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

34	International Stock Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

International Stock Funds Prospectus	35

Your Account

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least [$10] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee;

•	Registered investment adviser account programs that charge an asset based fee;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios);

•	Trust Department of Wells Fargo Bank purchasing shares on behalf of their clients in a fiduciary capacity; and

•	Institutions who invest a minimum initial amount of $1 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may

36	International Stock Funds Prospectus

How to Buy Shares

include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For each Fund in this Prospectus, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	Wells Fargo fund of fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

International Stock Funds Prospectus	37

How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Your redemptions are net of any applicable redemption fee.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

38	International Stock Funds Prospectus

Your Account Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Each Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 37 for additional information.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

      The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

      Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management

International Stock Funds Prospectus	39

Exchanges

monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

40	International Stock Funds Prospectus

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consist of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect that the Funds in this Prospectus may be eligible for this election, but we can’t assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

International Stock Funds Prospectus	41

Other Information

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage to the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are require to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

42	International Stock Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

International Value Portfolio (formerly named the Overseas Portfolio)	The Portfolio seeks long-term capital appreciation.

44	International Stock Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

International Stock Funds Prospectus	45

Portfolio Managers

The Portfolio Managers identified below in connection with the International Equity Value Fund manage the Portfolio that the Fund currently invests in, and not the Fund itself. The Portfolio and Portfolio Managers that manage it are listed in the Fund’s individual Fund description.

Mark Beale

International Core Fund and its predecessors since 2005

International Equity Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in economic history from the University of Sussex, England.

Frank Chiang

Emerging Markets Focus Fund and its predecessor since 1997

Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Funds. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW’s Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

Josephine Jiménez, CFA

Emerging Markets Focus Fund and its predecessor since 1997

International Equity Fund since 2003

Ms. Jiménez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jiménez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm’s emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jiménez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jiménez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jiménez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

Josef Lakonishok

International Equity since 2004

International Value Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the International Equity Fund and the International Value Portfolio in which the International Value Fund invests. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his M.S. degree and Ph.D. degree in Business Administration from Cornell University.

Richard Lewis

International Core Fund and its predecessors since 2005

International Equity Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in economics and statistics from Bristol University, England.

46	International Stock Funds Prospectus

Menno Vermeulen

International Equity Fund since 2004

International Value Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the International Equity Fund and the International Value Portfolio in which the International Value Fund invests. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

International Equity Fund since 2004

International Value Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the International Equity Fund and the International Value Portfolio in which the International Value Fund invests. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his A.B. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Mark L. Yockey, CFA

International Equity Fund since 2004

Mr. Yockey is a managing director of Artisan and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide heath care industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned a B.A. degree and an M.B.A degree in finance from Michigan State University.

International Stock Funds Prospectus	47

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

48	International Stock Funds Prospectus

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

International Stock Funds Prospectus	49

Glossary

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

50	International Stock Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The

Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information,

including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston,MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington,DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

Printed on Recycled Paper

P004 (04/05)

ICA Reg. No.

811-09253

#529386

Printed on Recycled Paper

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Advantage International Stock Funds

Prospectus

Wells Fargo Advantage Institutional Emerging Markets FundSM

Wells Fargo Advantage Overseas Fund

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April            , 2005

Table of Contents International Stock Funds

International Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Institutional Emerging Markets Fund (formerly named the Montgomery Institutional Emerging Markets Fund)	Seeks long-term capital appreciation.

Overseas Fund	Seeks long-term capital appreciation.

4	International Stock Funds Prospectus

PRINCIPAL STRATEGY

We invest in a diversified portfolio of equity securities of companies tied economically to emerging market countries.

We invest principally in non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

International Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund Descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 17; and

•	the Funds’ Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Emerging Market Securities

The Funds may invest in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

Equity Securities

Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Each Fund invests in foreign investments, which are subject to additional risks including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6	International Stock Funds Prospectus

FUND	SPECIFIC RISKS

Institutional Emerging Markets Fund	The Fund is primarily subject to the risks described under “Common Risks” for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Overseas Fund	The Fund is primarily subject to the risks described under “Common Risks” for the Funds” on page 6. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

International Stock Funds Prospectus	7

Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Institutional Emerging Markets Fund became the successor fund to the Montgomery Institutional Series: Emerging Markets Portfolio effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for the Wells Fargo Advantage Institutional Emerging Markets Fund reflects the historical information for the predecessor fund.

The Wells Fargo Advantage Overseas Fund has been in operation less than one calendar year; therefore, no performance is shown for this Fund.

Institutional Emerging Markets Fund Institutional Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 35.21%	Worst Qtr.:	Q3 ‘98 • (23.67)%

8	International Stock Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 12/17/93)[1]	61.93%	11.57%	0.49%
Institutional Class Returns After Taxes on Distributions	61.22%	11.36%	0.32%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	40.24%	9.98%	0.33%
MSCI Emerging Markets Free Index (reflects no deduction for expenses or taxes)[2]	56.28%	10.62%	0.18%
[1]	Performance shown for the Institutional Class shares reflects the performance of the predecessor fund’s single class of shares.
[2]	Morgan Stanley Capital International Emerging Markets Free Index.

International Stock Funds Prospectus	9

International Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None
Redemption Fee[1]	2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Institutional Emerging Markets Fund	Overseas Fund
Management Fees[2]	1.10%	0.95%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[3]	0.53%	0.28%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.63%	1.23%
Fee Waivers	0.38%	0.28%

NET EXPENSES[4]	1.25%	0.95%
[1]	Deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 24 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Institutional Emerging Markets Fund is as follows: 1.10% for assets from $0 to $499 million; 1.05% for assets from $500 million to $999 million; 1.00% for assets from $1 billion to $2.99 billion; 0.975% for assets from $3 billion to $4.99 billion; and 0.95% for assets $5 billion and higher. The breakpoint schedule for the Overseas Fund is as follows: 0.95% for assets from $0 to $499 million; 0.90% for assets from $500 million to $999 million; 0.85% for assets from $1 billion to $2.99 billion; 0.825% for assets from $3 billion to $4.99 billion; and 0.80% for assets $5 billion and higher.
[3]	Other expenses for the Overseas Fund is based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	For the Institutional Emerging Markets Fund, the adviser has committed through January 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. For the Overseas Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	International Stock Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Institutional Markets Fund	Overseas Fund
1 YEAR	$127	$97
3 YEARS	$477	$333
5 YEARS	$851	$620
10 YEARS	$1,901	$1,438

International Stock Funds Prospectus	11

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous page is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of the Funds in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	International Stock Funds Prospectus

Institutional Emerging Markets Fund

Portfolio Managers:    Josephine Jiménez, CFA; Frank Chiang

Investment Objective

The Institutional Emerging Markets Fund seeks long-term capital appreciation.

Investment Strategies

We invest in a diversified equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund’s assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in emerging market securities; and

•	in a minimum of six emerging market countries in Latin America, Asia, Europe, Africa and the Middle East.

As part of our investment strategy, we may invest up to 35% of total assets in a single emerging market country.

Important Risk Factors

The Fund is primarily subject to the risks described on page 6.

The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 17. These considerations are all important to your investment choice.

International Stock Funds Prospectus	13

Institutional Emerging Markets Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended June 30, 2003 and September 30, 2003. PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES— COMMENCED ON DECEMBER 17, 1993

For the period ended:	Sept. 30, 2003[1]	June 30, 2003

Net asset value, beginning of period	$36.91	$34.41
Income from investment operations:
Net investment income (loss)	0.07	0.54
Net realized and unrealized gain (loss) on investments	5.31	2.08
Total from investment operations	5.38	2.62
Less distributions:
Dividends from net investment income	0.00	(0.12)
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	(0.12)
Net asset value, end of period	$42.29	$36.91
Total return[2]	14.96%	7.71%
Ratios/supplemental data:
Net assets, end of period (000s)	$82,432	$73,127
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.66%	1.69%
Portfolio turnover	19%	80%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.63%	1.63%
[1]	The Fund changed its year end from June 30 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

14	International Stock Funds Prospectus

Financial Highlights

June 30, 2002	June 30, 2001	June 30, 2000	June 30, 1999

$35.30	$47.07	$39.05	$35.61

0.28	0.67	(0.45)	0.38
(0.82)	(12.44)	8.47	3.06
(0.54)	(11.77)	8.02	3.44

(0.35)	0.00	0.00	0.00
0.00	0.00	0.00	0.00
(0.35)	0.00	0.00	0.00
$34.41	$35.30	$47.07	$39.05
(1.56)%	(24.97)%	20.42%	9.75%

$66,511	$66,761	$104,553	$103,661

1.30%	1.31%	2.15%	1.45%
0.85%	1.17%	(0.77)%	0.79%
99%	171%	116%	115%
4.80%	3.18%	3.74%	2.42%

International Stock Funds Prospectus	15

Overseas Fund

Portfolio Managers:    Mark Beale; Richard Lewis

Investment Objective

The Overseas Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in non-U.S. securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 17. These considerations are all important to your investment choice.

16	International Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain risks of a Fund are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Institutional Emerging Markets Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, the Fund may not achieve its objective.

•	Funds may use various derivative investments, such as options or futures contracts. The term ”derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

International Stock Funds Prospectus	17

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Funds and a table showing some of the additional investment practices the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets as defined in the Glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity, greater price volatility and those risks related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists, and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportional effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

18	International Stock Funds Prospectus

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		INSTITUTIONAL EMERGING MARKETS	OVERSEAS

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk.	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to the limits imposed by the Investment Company Act of 1940 (“1940 Act”) (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk	●	●

International Stock Funds Prospectus	19

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

20	International Stock Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Institutional Emerging Markets Fund and Overseas Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day and Overseas Fund investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Institutional Emerging Markets Fund. In this capacity it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the Overseas Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of the Funds’ operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Funds’ business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

International Stock Funds Prospectus	21

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	International Stock Funds Prospectus

How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least [$100] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios); and

•	Institutions who invest a minimum initial amount of $5 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering

International Stock Funds Prospectus	23

Your Account How to Buy Shares

inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the Institutional Emerging Markets Fund and the Overseas Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Funds is intended to compensate the Funds for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Funds.

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order the meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	to effect a non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	Wells Fargo fund of fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Funds will not assess a redemption fee on redemptions of shares held through such accounts.

24	International Stock Funds Prospectus

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Your redemptions are net of any applicable redemption fee.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

International Stock Funds Prospectus	25

Your Account Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment.

•	The Funds impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 24 for additional information.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

26	International Stock Funds Prospectus

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

International Stock Funds Prospectus	27

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income and realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Funds in this Prospectus may be eligible for this election, but we can’t assure you that either Fund will make the election for any year.

If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption

28	International Stock Funds Prospectus

or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage to the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

International Stock Funds Prospectus	29

Portfolio Managers

Josephine Jiménez, CFA

Institutional Emerging Markets Fund and its predecessor since 1993.

Ms. Jiménez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jiménez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm’s emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jiménez managed the Montgomery Emerging Markets Portfolio since 1993. Prior to joining Montgomery, Ms. Jiménez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jiménez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

Frank Chiang

Institutional Emerging Markets Fund and its predecessor since 1996

Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Portfolio. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW’s Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

Mark Beale

Overseas Fund and its predecessor since 2005

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in Economic History from the University of Sussex, England.

Richard Lewis

Overseas Fund and its predecessor since 2005

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in Economics and Statistics from Bristol University, England.

30	International Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends.

ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth

An increase in the value of a security.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Emerging Markets

Financial markets associated with a country that is considered by the international financial community and international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, to have an “emerging” stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

International Stock Funds Prospectus	31

Liquidity

The ability to readily sell a security at a fair price.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

32	International Stock Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

P065 (04/05) ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage International Stock Funds

Prospectus

Wells Fargo Advantage Asia Pacific Fund

Wells Fargo Advantage Overseas Fund

Investor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents International Stock Funds

International Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Asia Pacific Fund	Seeks long-term capital appreciation.

Overseas Fund	Seeks long-term capital appreciation.

4	International Stock Funds Prospectus

PRINCIPAL STRATEGY

We invest at least 80% of the Fund’s assets in equity securities from companies incorporated in Asia or the Pacific Basin (excluding the U.S.). We look for companies with the potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management.

We invest at least 80% of the Fund’s assets in non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

International Stock Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund Descriptions beginning on page 12;

•	the “Additional Strategies and General Investment Risks” section beginning on page 14; and

•	the Funds’ Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

COMMON RISKS FOR THE FUNDS

Emerging Market Securities

The Funds may invest in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks—such as those related to social unrest or political upheaval—that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

Equity Securities

Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Each Fund invests in foreign investments, which are subject to additional risks including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

The Funds may invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	International Stock Funds Prospectus

FUND	SPECIFIC RISKS

Asia Pacific Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. In addition, because the Fund’s investments are focused on a single region, its shares are likely to fluctuate more than funds that invest in a broader range of countries.

Overseas Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

International Stock Funds Prospectus	7

Performance History

The Funds have been in operation for less than one calendar year, therefore, no performance is shown.

8	International Stock Funds Prospectus

International Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None
Redemption Fee[1]	2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Asia Pacific Fund	Overseas Fund
Management Fees[2]	1.10%	0.95%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[3]	0.67%	0.85%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.77%	1.80%
Fee Waivers	0.12%	0.34%

NET EXPENSES[4]	1.65%	1.46%
[1]	Deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 22 for further information.
[2]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Asia Pacific Fund is as follows: 1.10% for assets from $0 to $499 million; 1.05% for assets from $500 million to $999 million; 1.00% for assets from $1 billion to $2.99 billion; 0.975% for assets from $3 billion to $4.99 billion; and 0.95% for assets $5 billion and higher. The breakpoint schedule for the Overseas Fund is as follows: 0.95% for assets from $0 to $499 million; 0.90% for assets from $500 million to $999 million; 0.85% for assets from $1 billion to $2.99 billion; 0.825% for assets from $3 billion to $4.99 billion; and 0.80% for assets $5 billion and higher.
[3]	Other expenses are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

International Stock Funds Prospectus	9

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Asia Pacific Fund	Overseas Fund
1 YEAR	$168	$149
3 YEARS	$533	$498
5 YEARS	$936	$910
10 YEARS	$2,063	$2,058

10	International Stock Funds Prospectus

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous page is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of the Funds in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

International Stock Funds Prospectus	11

Asia Pacific Fund

Portfolio Manager:    Anthony L. T. Cragg

Investment Objective

The Asia Pacific Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in Asia Pacific Basin securities that we believe have the potential for above average sales and earnings growth, overall financial strength, competitive advantages and capable management. We define Asia Pacific Basin securities as securities: (1) issued by companies with their principal place of business or principal office in the Asia Pacific Basin; (2) issued by companies for which the principal securities trading market is the Asia Pacific Basin; (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in the Asia Pacific Basin or that have at least 50% of their assets in the Asia Pacific Basin; or (4) issued by Asia Pacific Basin governmental issuers.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in Asia Pacific Basin securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. In addition, because the Fund’s investments are focused on a single region, its shares are likely to fluctuate more than funds that invest in a broader range of countries.

You should consider these risks, along with The “Additional Strategies and General Investment Risks” section beginning on page 14. These considerations are all important to your investment choice.

12	International Stock Funds Prospectus

Overseas Fund

Portfolio Managers:    Mark Beale; Richard Lewis

Investment Objective

The Overseas Fund seeks long-term capital appreciation.

Investment Strategies

We seek capital appreciation by investing principally in equity securities of non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in non-U.S. securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 14. These considerations are all important to your investment choice.

International Stock Funds Prospectus	13

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain risks of a Fund are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Asia Pacific Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, the Fund may not achieve its objective.

•	Funds may use various derivative investments, such as options or futures contracts. The term ”derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

14	International Stock Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Funds and a table showing some of the additional investment practices the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets as defined in the Glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity, greater price volatility and those risks related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists, and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportional effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

International Stock Funds Prospectus	15

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

		ASIA PACIFIC	OVERSEAS

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have
“emerging” stock markets. Generally, these securities have the same type of risks as foreign, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk.	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to the limits imposed by the Investment Company Act of 1940 (“1940 Act”) (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk	●	●

16	International Stock Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Funds’ activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

International Stock Funds Prospectus	17

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Asia Pacific Fund. In this capacity it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the Overseas Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of the Funds’ operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection

18	International Stock Funds Prospectus

with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Funds’ business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

International Stock Funds Prospectus	19

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

20	International Stock Funds Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the

International Stock Funds Prospectus	21

Your Account

National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the Funds, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 ½ according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (see your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability’ is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	due to participation in the Systematic Withdrawal Plan.

•	to effect a non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	Wells Fargo fund of fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underling shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Funds will not assess a redemption fee on redemptions of shares held through such accounts.

22	International Stock Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds: ATTN CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA
Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)
Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028
Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

International Stock Funds Prospectus	23

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Asia Pacific Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

24	International Stock Funds Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargoadvantagefunds.com. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com. to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 23 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 23. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

International Stock Funds Prospectus	25

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

26	International Stock Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemptions are net of any applicable redemption fee.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

International Stock Funds Prospectus	27

Your Account

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	The Funds impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 22 for additional information.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades,

28	International Stock Funds Prospectus

Exchanges

the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

International Stock Funds Prospectus	29

Additional Services and Other Information

Automatic Plans

These Plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this program, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With the Payroll Direct Deposit Plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the

30	International Stock Funds Prospectus

day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. It is not expected that corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Funds in this Prospectus may be eligible for this election, but we can’t assure you that any Fund will make the election for any year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held

International Stock Funds Prospectus	31

Additional Services and Other Information

your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords

32	International Stock Funds Prospectus

confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

International Stock Funds Prospectus	33

Portfolio Managers

Mark Beale

Overseas Fund and its predecessor since 2005

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in economic history from the University of Sussex, England.

Anthony L. T. Cragg

Asia Pacific Fund and its predecessor since 1993

Mr. Cragg joined Wells Capital Management in 2005. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management (“SCM”) since April 1993 and developed SCM’s international investment activities. During the prior seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments. He began his investment career in 1980 at Gartmore, Ltd., as an international investment manager, where his tenure included assignments in London, Hong Kong, and Tokyo. He received his M.A. degree in English literature from Christ Church, Oxford University.

Richard Lewis

Overseas Fund and its predecessor since 2005

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree In economics and statistics from Bristol University, England.

34	International Stock Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends.

ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth

An increase in the value of a security.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Emerging Markets

Financial markets associated with a country that is considered by the international financial community and international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, to have an “emerging” stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

International Stock Funds Prospectus	35

Glossary

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all reflect fee waivers and exclude sales loads.

36	International Stock Funds Prospectus

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

International Stock Funds Prospectus	37

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P065 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Sector Funds

Prospectus

Wells Fargo Advantage Specialized Financial Services Fund

Wells Fargo Advantage Specialized Health Sciences FundSM

Wells Fargo Advantage Specialized Technology FundSM

Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Sector Funds

Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Specialized Financial Services Fund (formerly named the SIFE Specialized Financial Services Fund)	Seeks long-term capital appreciation.

Specialized Health Sciences Fund	Seeks long-term capital appreciation.

Specialized Technology Fund	Seeks long-term capital appreciation.

4	Sector Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real-estate related companies, leasing companies, and consumer and industrial finance companies). In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios such as default rates, credit quality, and interest rate spreads.

We invest principally in equity securities of health sciences companies based in at least three countries, including the United States. We define health sciences companies as those with revenues primarily generated by health care, medicine, and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund’s foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. We concentrate the Fund’s investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

Sector Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 38;

•	the “Additional Strategies and General Investment Risks” section beginning on page 112; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Sector Funds Prospectus

FUND	SPECIFIC RISKS

Specialized Financial Services Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Because of the Fund’s focus in the financial services sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Specialized Health Sciences Fund and Specialized Technology Fund	The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 8. The Funds are considered to be non-diversified because they invest a relatively high percentage of their assets in a limited number of issuers. The Funds also concentrate their investments in stocks of particular sectors of the economy. Non-diversified and concentrated funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Sector Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantaged Specialized Financial Services Fund was organized as the successor fund to the SIFE Trust Fund, which was reorganized into the Wells Fargo Fund effective at the close of business on February 22, 2002. The historical performance information shown for the successor fund for periods prior to the Fund’s reorganization date reflects the historical information for its predecessor.

Specialized Financial Services Fund Class A Calendar Year Returns2*

Best Qtr.:	Q4 ‘98 • 19.60%	Worst Qtr.:	Q3 ‘98 • (18.15)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

8	Sector Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 7/2/62)[2]	21.73%	2.47%	12.45%
Class A Returns After Taxes on Distributions	13.51%	(0.92)%	8.74%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.97%	0.50%	8.97%
Class B Returns Before Taxes (Incept. 5/1/97)[3]	23.21%	2.37%	12.12%
Class C Returns Before Taxes (Incept. 5/1/97)[3]	25.72%	2.52%	11.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4]	28.67%	(0.57)%	11.06%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares reflects the performance of the predecessor portfolio’s Class A-I shares. The predecessor Class A-I is the accounting survivor of the reorganization of the SIFE Trust Fund Class A-I and Class A-II into the Fund’s Class A. The Fund’s inception date was July 2, 1962.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[4]	S&P 500 is a registered trademark of Standard & Poor’s.

Sector Funds Prospectus	9

Performance History

Specialized Health Sciences Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘03 • 18.78%	Worst Qtr.:	Q2 ‘02 • (16.96)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 4/2/01)	21.44%	(1.63)%
Class A Returns After Taxes on Distributions	21.44%	(1.63)%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.93%	(1.38)%
Class B Returns Before Taxes (Incept. 4/2/01)	22.80%	(1.36)%
Class C Returns Before Taxes (Incept. 4/2/01)	25.66%	(0.58)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	28.67%	0.07%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

10	Sector Funds Prospectus

Specialized Technology Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘01 • 39.40%	Worst Qtr.:	Q1 ‘01 • (32.80)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 9/18/00)	62.60%	(24.25)%
Class A Returns After Taxes on Distributions	62.60%	(24.25)%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	40.69%	(19.46)%
Class B Returns Before Taxes (Incept. 9/18/00)	66.19%	(25.16)%
Class C Returns Before Taxes (Incept. 9/18/00)	68.80%	(23.66)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	28.67%	(6.13)%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Sector Funds Prospectus	11

Stock Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Specialized Financial Services Fund			Specialized Health Sciences Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.64%	0.75%	0.85%	1.30%	1.36%	1.48%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.59%	2.45%	2.55%	2.25%	3.06%	3.18%
Fee Waivers	0.24%	0.35%	0.45%	0.60%	0.66%	0.78%

NET EXPENSES[4]	1.35%	2.10%	2.10%	1.65%	2.40%	2.40%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Specialized Financial Services and Specialized Health Sciences Funds is as follows: 0.95% for assets from $0 to $499 million; 0.90% for assets from $500 million to $999 million; 0.85% for assets from $1 billion to $2.99 billion; 0.825% for assets from $3 billion to $4.99 billion; and 0.80% for assets $5 billion and higher. The breakpoint schedule for the Specialized Technology Fund is as follows: 1.05% for assets from $0 to $499 million; 1.00% for assets from $500 million to $999 million; 0.95% for assets from $1 billion to $2.99 billion; 0.925% for assets from $3 billion to $4.99 billion; and 0.90% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through January 31. 2006 for the Specialized Financial Services Fund, Specialized Health Fund and the Specialized Technology Fund (Class B and Class C) and through April 30, 2007 for Class A of the Specialized Technology Fund, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

12	Sector Funds Prospectus

Summary of Expenses

Specialized Technology Fund
CLASS A	CLASS B	CLASS C
1.05%	1.05%	1.05%
0.00%	0.75%	0.75%
0.73%	1.28%	1.11%

1.78%	3.08%	2.91%
0.03%	0.58%	0.41%

1.75%	2.50%	2.50%

Sector Funds Prospectus	13

Stock Funds Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Specialized Financial Services Fund			Specialized Health Sciences Fund			Specialized Technology Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$705	$713	$313	$733	$743	$343	$743	$753	$353
3 YEARS	$1,026	$1,030	$751	$1,184	$1,183	$908	$1,098	$1,197	$862
5 YEARS	$1,370	$1,479	$1,315	$1,659	$1,749	$1,596	$1,479	$1,765	$1,497
10 YEARS	$2,337	$2,447	$2,852	$2,967	$3,050	$3,431	$2,546	$2,974	$3,204

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Specialized Financial Services Fund			Specialized Health Sciences Fund			Specialized Technology Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$705	$213	$213	$733	$243	$243	$743	$223	$253
3 YEARS	$1,026	$730	$751	$1,184	$883	$908	$1,098	$897	$862
5 YEARS	$1,370	$1,274	$1,315	$1,659	$1,549	$1,596	$1,479	$1,565	$1,497
10 YEARS	$2,337	$2,447	$2,852	$2,967	$3,056	$3,431	$2,546	$2,974	$3,204

14	Sector Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Sector Funds Prospectus	15

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Specialized Financial Services Fund

Portfolio Managers:    Allen J. Ayvazian, Allen Wisniewski, CFA

Investment Objective

The Specialized Financial Services Fund seeks long-term capital appreciation.

Investment Strategies

We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies).

In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios, such as default rates, credit quality, and interest rate spreads.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in equity securities of financial services companies; and

•	in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Because of the Fund’s focus in the financial services sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries.

Financial services companies may be more greatly impacted by changing interest rates and/or economic conditions than the overall stock markets. Certain financial services companies are subject to greater regulation than other industries in the overall stock markets. For example, industries like banking, securities, and insurance are subject to special regulatory schemes not shared by other industries. Additionally, tighter government regulation of certain financial services companies in which the Fund invests may adversely affect the Fund by preventing such investments from realizing their growth potential. The increased sensitivity of the Fund’s holdings, and therefore the Fund’s NAV, to market and economic factors affecting the financial services sector may make the Fund more suitable for long-term investors. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. They are all important to your investment choice.

Sector Funds Prospectus	17

Specialized Financial Services Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 2, 1962

For the period ended:	Sept. 30, 2003	Sept. 30, 2002[1]	Dec. 31, 2001	Dec. 31, 2000
Net asset value, beginning of period	$3.71	$5.38	$5.80	$5.21
Income from investment operations:
Net investment income (loss)	0.03	0.04	0.06	0.08
Net realized and unrealized gain (loss) on investments	0.56	(0.71)	(0.24)	0.96
Total from investment operations	0.59	(0.67)	(0.18)	1.04
Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.06)	(0.08)
Distributions from net realized gain	0.00	(0.96)	(0.18)	(0.37)
Total distributions	(0.04)	(1.00)	(0.24)	(0.45)
Net asset value, end of period	$4.26	$3.71	$5.38	$5.80
Total return[2]	16.12%	(12.95)%	(2.9)%	21.0%
Ratios/supplemental data:
Net assets, end of period (000s)	$512,466	$509,614	$679,747	$780,213
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.35%	1.34%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.82%	0.98%	1.15%	1.48%
Portfolio turnover	356%	187%	11%	16%
Ratios of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.59%	1.46%	1.25%	1.25%
[1]	The Fund changed its fiscal year-end from December 31 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

18	Sector Funds Prospectus

Financial Highlights

		CLASS B SHARES—COMMENCED ON MAY 1, 1997

Dec. 31, 1999	Dec. 31, 1998	Sept. 30, 2003	Sept. 30, 2002[1]	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998
$6.26	$6.45	$3.71	$5.38	$5.80	$5.21	$6.26	$6.45

0.07	0.07	0.00	0.00	0.01	0.03	0.00	0.00

(0.56)	0.24	0.56	(0.71)	(0.24)	0.96	(0.56)	0.24
(0.49)	0.31	0.56	(0.71)	(0.23)	0.99	(0.56)	0.24

(0.07)	(0.07)	(0.02)	0.00	(0.01)	(0.03)	0.00	0.00
(0.49)	(0.43)	0.00	(0.96)	(0.18)	(0.37)	(0.49)	(0.43)
(0.56)	(0.50)	(0.02)	(0.96)	(0.19)	(0.40)	(0.49)	(0.43)
$5.21	$6.26	$4.25	$3.71	$5.38	$5.80	$5.21	$6.26
(8.5)%	5.1%	15.21%	(13.51)%	(3.9)%	19.8%	(9.4)%	4.1%

$862,539	$1,132,041	$20,465	$20,986	$24,732	$26,965	$31,250	$39,294

1.25%	1.25%	2.10%	2.13%	2.25%	2.25%	2.25%	2.25%
1.07%	1.04%	0.07%	0.17%	0.16%	0.50%	0.06%	0.00%
25%	31%	356%	187%	11%	16%	25%	31%

1.25%	1.25%	2.45%	2.48%	2.25%	2.25%	2.25%	2.25%

Sector Funds Prospectus	19

Specialized Financial Services Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON MAY 1, 1997

For the period ended:	Sept. 30, 2003	Sept. 30, 2002[1]	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998
Net asset value, beginning of period	$3.69	$5.37	$5.79	$5.20	$6.24	$6.46
Income from investment operations:
Net investment income (loss)	0.00	0.00	0.01	0.02	0.00	0.00
Net realized and unrealized gain (loss) on investments	0.56	(0.72)	(0.24)	0.96	(0.55)	0.21
Total from investment operations	0.56	(0.72)	(0.23)	0.98	(0.55)	0.21
Less distributions:
Dividends from net investment income	(0.02)	0.00	(0.01)	(0.02)	0.00	0.00)
Distributions from net realized gain	0.00	(0.96)	(0.18)	(0.37)	(0.49)	(0.43)
Total distributions	(0.02)	(0.96)	(0.19)	(0.39)	(0.49)	(0.43)
Net asset value, end of period	$4.23	$3.69	$5.37	$5.79	$5.20	$6.24
Total return[2]	15.30%	(13.77)%	(3.9)%	19.8%	(9.3)%	3.6%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,937	$1,793	$2,071	$2,139	$3,197	$3,551
Ratios to average net assets[3]:
Ratio of expenses to average net assets	2.10%	2.13%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	0.07%	0.17%	0.16%	0.50%	0.06%	0.00%
Portfolio turnover	356%	187%	11%	16%	25%	31%
Ratios of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.55%	2.74%	2.25%	2.25%	2.25%	2.25%
[1]	The Fund changed its fiscal year-end from December 31 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20	Sector Funds Prospectus

Specialized Health Sciences Fund

Portfolio Managers:    Selena A. Chaisson M.D. is the lead portfolio manager and is supported by RCM Capital Management LLC’s Health Care Team.

Investment Objective

The Specialized Health Sciences Fund seeks long-term capital appreciation.

Investment Strategies

We seek long-term capital appreciation by investing principally in equity securities of U.S. and foreign health sciences companies. We invest in equity securities of health sciences companies based in at least three countries, including the U. S. We define health sciences companies as those with revenues primarily generated by health care, medicine and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund’s foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on health care companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of health sciences companies;

•	up to 30% of total assets in foreign investments;

•	up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million at the time of purchase; and

•	principally in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund concentrates its investments in the health sciences sector. Because of its focus in the health sciences sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries. The health sciences sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers in which they invest than diversified funds. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. These considerations are all important to your investment choice.

Sector Funds Prospectus	21

Specialized Health Sciences Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON APRIL 2, 2001

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$7.81	$9.70	$10.00
Income from investment operations:
Net investment income (loss)	(0.08)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	1.78	(1.79)	(0.27)
Total from investment operations	1.70	(1.89)	(0.30)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$9.51	$7.81	$9.70
Total return[1]	21.77%	(19.48)%	(3.00)%
Ratios/supplemental data:
Net assets, end of period (000s)	$12,805	$12,217	$12,331
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	(1.02)%	(1.07)%	(0.95)%
Portfolio turnover	150%	138%	48%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	2.25%	1.92%	2.66%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.

22	Sector Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON APRIL 2, 2001			CLASS C SHARES—COMMENCED ON APRIL 2, 2001

Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$7.72	$9.66	$10.00	$7.73	$9.66	$10.00

(0.16)	(0.17)	(0.06)	(0.16)	(0.18)	(0.06)
1.76	(1.77)	(0.28)	1.76	(1.75)	(0.28)
1.60	(1.84)	(0.34)	1.60	(1.93)	(0.34)

0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00
$9.32	$7.72	$9.66	$9.33	$7.73	$9.66
20.73%	(20.08)%	(3.40)%	20.70%	(19.98)%	(3.40)%

$17,150	$15,576	$16,320	$2,323	$2,051	$2,277

2.40%	2.40%	2.40%	2.40%	2.40%	2.40%
(1.77)%	(1.82)%	(1.67)%	(1.77)%	(1.82)%	(1.71)%
150%	138%	48%	150%	138%	48%
3.06%	2.87%	3.46%	3.18%	3.03%	3.99%

Sector Funds Prospectus	23

Specialized Technology Fund

Portfolio Managers:    Walter C. Price, Jr., CFA; Huachen Chen, CFA

Investment Objective

The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

Investment Strategies

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of technology companies;

•	up to 50% of total assets in foreign securities;

•	up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

•	primarily in issuers with average market capitalizations of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million; and

•	principally in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

We may hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

24	Sector Funds Prospectus

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Fund concentrates its investments in securities of technology and technology-related companies. Because we focus the Fund’s investments in technology companies, the Fund will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests than diversified funds. Significant losses may result from lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. These considerations are all important to your investment choice.

Sector Funds Prospectus	25

Specialized Technology Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON SEPTEMBER 18, 2000

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$2.23	$3.02	$10.11	$10.00
Income from investment operations:
Net investment income (loss)	0.02	(0.06)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	1.68	(0.73)	(7.07)	0.11
Total from investment operations	1.70	(0.79)	(7.09)	0.11
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00
Net asset value, end of period	$3.93	$2.23	$3.02	$10.11
Total return[1]	76.23%	(26.16)%	(70.13)%	1.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$110,730	$13,559	$22,946	$42,626
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(1.45)%	(1.37)%	(0.47)%	(0.13)%
Portfolio turnover	276%	388%	773%	7%
Ratio of expenses to average net assets Prior to waived fees and reimbursed expenses[2,3]	1.98%	2.47%	2.00%	2.02%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.

26	Sector Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON SEPTEMBER 18, 2000				CLASS C SHARES—COMMENCED ON SEPTEMBER 18, 2000

Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
$2.19	$3.00	$10.11	$10.00	$2.19	$3.00	$10.11	$10.00

(0.06)	(0.08)	(0.06)	0.00	(0.06)	(0.08)	(0.06)	0.00
1.72	(0.73)	(7.05)	0.11	1.71	(0.73)	(7.05)	0.11
1.66	(0.81)	(7.11)	0.11	1.65	(0.81)	(7.11)	0.11

0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
$3.85	$2.19	$3.00	$10.11	$3.84	$2.19	$3.00	$10.11
75.80%	(27.00)%	(70.33)%	1.10%	75.34%	(27.00)%	(70.33)%	1.10%

$31,758	$20,949	$34,218	$52,958	$7,076	$4,295	$7,320	$14,176

2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%
(2.10)%	(2.12)%	(1.24)%	(0.88)%	(2.10)%	(2.12)%	(1.22)%	(0.90)%
276%	388%	773%	7%	276%	388%	773%	7%
3.08%	3.46%	2.72%	2.77%	2.91%	3.16%	2.66%	2.77%

Sector Funds Prospectus	27

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Specialized Financial Services Fund, Specialized Health Sciences Fund and Specialized Technology Fund, employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

28	Sector Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Concentration Risk—The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

Sector Funds Prospectus	29

Additional Strategies and General Investment Risks

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

30	Sector Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		SPECIALIZED FINANCIAL SERVICES	SPECIALIZED HEALTH SCIENCES	SPECIALIZED TECHNOLOGY

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven day s at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk		●	●

Sector Funds Prospectus	31

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB–ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the paying of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

32	Sector Funds Prospectus

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Specialized Financial Services Fund and in this capacity is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

RCM Capital Management, LLC (“RCM”), wholly owned by RCM US Holdings LLC (“US Holdings”), is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings is a registered investment adviser and is an indirect wholly owned subsidiary of Dresdner Bank AG, which, in turn is a wholly owned subsidiary of Allianz A.G. RCM is a registered investment adviser that provides investment management services to the Specialized Health Sciences and Specialized Technology Funds. RCM is the sub-adviser for the Specialized Health Sciences and Specialized Technology Funds, and is responsible for the day-to-day investment management activities of the Funds. As of December 31, 2004, RCM and its affiliates managed over $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Sector Funds Prospectus	33

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is expected to be available on our website at www.wellsfargoadvantagefunds.com in the second quarter of 2005. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

34	Sector Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lowest of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

Sector Funds Prospectus	35

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

36	Sector Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”) prior to purchase , you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value on the date of original purchase of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV and money market fund shares) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

Sector Funds Prospectus	37

Reductions and Waivers of Sales Charges

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Internal Revenue Code Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

38	Sector Funds Prospectus

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Specialized Financial Services	0.75%	0.75%
Specialized Health Sciences	0.75%	0.75%
Specialized Technology	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sector Funds Prospectus	39

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of any Wells Fargo Advantage money market fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors

40	Sector Funds Prospectus

who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Sector Funds Prospectus	41

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

42	Sector Funds Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a

Sector Funds Prospectus	43

Your Account

Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

44	Sector Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage Specialized Technology Fund, Class C.”

Sector Funds Prospectus	45

Your Account How to Buy Shares

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the section on buying shares for the first time By Mail.

46	Sector Funds Prospectus

How to Buy Shares

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 45 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 45. Be sure to have the wiring bank include your current account number and the name your account is registered in.

Sector Funds Prospectus	47

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

48	Sector Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Sector Funds Prospectus	49

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice. Simply specify an amount of at least $100.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Specialized Financial Services Fund makes distributions of any net investment income at least quarterly and realized net capital gains at least annually. The Specialized Health Sciences and Specialized Technology Funds make such distributions at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-368-3863.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

50	Sector Funds Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Sector Funds Prospectus	51

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all

52	Sector Funds Prospectus

registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Sector Funds Prospectus	53

Portfolio Managers

Allen J. Ayvazian

Specialized Financial Services Fund since 2004

Mr. Ayvazian joined Wells Fargo in 1989 as a Senior Portfolio Manager for Separate Accounts and is now a co-manager of the Specialized Financial Services Fund. Prior to joining Wells Fargo, he was the managing director for SAS Advisors from 1987 to 1989. He also served as a manager for institutional portfolios in previous positions with Citicorp and Bank of America. Mr. Ayvazian earned his B.A. degree in History from the University of California, Los Angeles.

Selena A. Chaisson, M.D.

Specialized Health Sciences Fund since 2004

Dr. Chaisson rejoined RCM in 2004 as Sector Leader of the Health Care Team. Dr. Chaisson worked with RCM from 1994 through 1999, beginning as a health care analyst and was later named a Partner. During this time, Dr. Chaisson helped to establish both the RCM Healthcare and Biotechnology funds. From 1999 through 2003 she was primary manager and advisor for the health care portions of two different hedge funds, Tiger Management and Amerindo Investment Advisors. Dr. Chaisson earned her B.S. degree from Louisiana State University and her M.B.A and M.D. degrees from Stanford University.

Huachen Chen, CFA

Specialized Technology Fund from 2000 – April 2003: since 2004

Mr. Chen joined RCM as a securities analyst in 1985 and became a principal with the firm in 1994. For the period from 2000 through April 2003, he co-managed the day-to-day management of the Specialized Technology Fund and was responsible for fundamental security analysis for the wireless, hardware and international technology areas. Since May 2003, Mr. Chen served as a member of the team of RCM investment professionals that provided research assistance to the Fund. Mr. Chen resumed his co-management responsibilities for the Fund in 2004. He earned his B.S. degree from Cornell University in Electrical Engineering and his M.S. degree in Materials Science and Engineering from Northwestern.

Walter C. Price, Jr., CFA

Specialized Technology Fund since 2000

Mr. Price joined RCM in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his B.S. degree with Honors in Electrical Engineering from M.I.T. and his B.S. and M.S. degrees in management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

Allen Wisniewski, CFA

Specialized Financial Services Fund since 2004

Mr. Wisniewski joined Wells Capital Management in 1997, where he is a senior portfolio manager and research analyst. He joined Wells Fargo as a portfolio manager in 1987 with the acquisition of Bank of America’s consumer trust services. His previous experience includes financial analyst positions at Tobias Kotzin and a Native American reservation. Mr. Wisniewski earned his B.S. degree in Economics and his M.B.A. degree from the University of California, Los Angeles. He is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

54	Sector Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their

Sector Funds Prospectus	55

Glossary

securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

56	Sector Funds Prospectus

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all dividends, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

Sector Funds Prospectus	57

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

Printed on Recycled Paper

P003 (04/05)

ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Advantage Sector Funds

Prospectus

Wells Fargo Advantage Specialized Technology FundSM

Class Z

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Sector Funds

Specialized Technology Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE
Specialized Technology Fund	Seeks long-term capital appreciation.

4	Specialized Technology Fund Prospectus

PRINCIPAL STRATEGIES

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

Specialized Technology Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund description beginning on page 12;

•	the “Additional Strategies and General Investment Risks” section beginning on page 15; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Non-diversification

The Fund is generally considered non-diversified according to the Investment Company Act of 1940, as amended (the “1940 Act”) because it invests a relatively high percentage of its assets in a limited number of issuers. The Fund also concentrates its investments in stocks of particular sectors of the economy. Non-diversified and concentrated funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds.

Small Company Securities

The Fund invests in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Specialized Technology Fund Prospectus

Performance History

The following information shows you how the Fund has performed and illustrates the variability of its returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Specialized Technology Fund Class Z Calendar Year Returns1

Best Qtr.:	Q4 ‘01 • 39.40%	Worst Qtr.:	Q1 ‘01 • (32.80)%

[1]	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be higher.

The table below provides average annual total return information both before and after taxes, for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns[1] for the period ended 12/31/03	1 year	Life of Fund
Class Z Returns Before Taxes (Incept. 04/11/05)	62.60%	(24.25)%
Class Z Returns After Taxes on Distributions	62.60%	(24.25)%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	40.69%	(19.46)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	28.67%	(6.13)%
[1]	Performance shown for the Class Z shares reflects the performance of the Fund’s Class A shares, and includes fees and expenses that are not applicable to the Class Z shares. The Class A shares annual returns are substantially similar to what the Class Z shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Specialized Technology Fund Prospectus	7

Specialized Technology Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)

Specialized Technology Fund
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Specialized Technology Fund
Management Fees[1]	1.05%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.90%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.95%
Fee Waivers	0.05%

NET EXPENSES[3]	1.90%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 1.05% for assets from $0 to $499 million; 1.00% for assets from $500 million to $999 million; 0.95% for assets from $1 billion to $2.99 billion; 0.925% for assets from $3 billion to $4.99 billion; and 0.90% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

8	Specialized Technology Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

Specialized Technology Fund
1 YEAR	$193
3 YEARS	$602
5 YEARS	$1,043
10 YEARS	$2,268

Specialized Technology Fund Prospectus	9

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. ”You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investment activities and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10	Specialized Technology Fund Prospectus

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Specialized Technology Fund

Portfolio Managers:    Walter C. Price, Jr., CFA; Huachen Chen, CFA

Investment Objective

The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

Investment Strategies

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund’s investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in securities of technology companies;

•	up to 50% of total assets in foreign securities;

•	up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

•	primarily in issuers with average market capitalizations of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million; and

•	principally in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

We may hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

12	Specialized Technology Fund Prospectus

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6. The Fund concentrates its investments in securities of technology and technology-related companies. Because we focus the Fund’s investments in technology companies, the Fund will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests. Significant losses may result from lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 15. These considerations are all important to your investment choice.

Specialized Technology Fund Prospectus	13

Specialized Technology Fund

The table below shows the financial performance of the Class A shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON SEPTEMBER 18, 2000

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$3.93	$2.23	$3.02	$10.11	$10.00
Income from investment operations:
Net investment income (loss)	(0.07)	0.02	(0.06)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	0.27	1.68	(0.73)	(7.07)	0.11
Total from investment operations	0.20	1.70	(0.79)	(7.09)	0.11
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$4.13	$3.93	$2.23	$3.02	$10.11
Total return[1]	5.09%	76.23%	(26.16)%	(70.13)%	1.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$104,033	$110,730	$13,559	$22,946	$42,626
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(1.44)%	(1.45)%	(1.37)%	(0.47)%	(0.13)%
Portfolio turnover	262%	276%	388%	773%	7%
Ratio of expenses to average net assets Prior to waived fees and reimbursed expenses[2,3]	1.80%	1.98%	2.47%	2.00%	2.02%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.

14	Specialized Technology Fund Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Common Risks for the Fund” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Specialized Technology Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	The Fund may invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets and is subject to additional risks, including less liquidity and greater price volatility. The Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Fund may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

Specialized Technology Fund Prospectus	15

Additional Strategies and General Investment Risks

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Concentration Risk—The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

16	Specialized Technology Fund Prospectus

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Specialized Technology Fund Prospectus	17

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

Counter-Party and Leverage Risk

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk

18	Specialized Technology Fund Prospectus

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB–ADVISER
RCM Capital Management, LLC Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the paying of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Specialized Technology Fund Prospectus	19

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

The Sub-Adviser

RCM Capital Management, LLC (“RCM”), wholly owned by RCM US Holdings LLC (“US Holdings”), is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings is a registered investment adviser and is an indirect wholly owned subsidiary of Dresdner Bank AG, which, in turn is a wholly owned subsidiary of Allianz A.G. RCM is a registered investment adviser that provides investment management services to the Specialized Technology Fund. RCM is responsible for the day-to-day investment management activities of the Fund. As of December 31, 2004, RCM and its affiliates managed over $[    ] billion in assets.

The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

20	Specialized Technology Fund Prospectus

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Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable, and if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Fund are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	Specialized Technology Fund Prospectus

Qualified Investors

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Fund:

•	Investors who received Class Z shares in the reorganization of the Strong Funds into the Wells Fargo Advantage Funds;

•	Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities’, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Fund’s distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Fund’s distributor, or an affiliate, to perform services;

•	Certain institutional investors purchasing more than $1 million of Class Z shares;

•	Fund of Funds advised by Funds Management (Life Stage Portfolios and WealthBuilder Portfolios);

•	Any Internal Revenue Code Section 529 plans.

•	Any accounts in a fee-based advisory program managed by Wells Fargo.

•	Registered investment advisers holding Class Z shares of Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Class Z shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

Specialized Technology Fund Prospectus	23

Your Account

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by the Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

24	Specialized Technology Fund Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 99905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

Specialized Technology Fund Prospectus	25

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Specialized Technology Fund, Class Z.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of the Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 or ($1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

26	Specialized Technology Fund Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Class Z shares are not available for purchase on the internet if you do not have an existing Wells Fargo Advantage Funds Account. Please call Investor Services at 1-800-222-8222 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of the Fund by wire. See page 25 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 25. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

Specialized Technology Fund Prospectus	27

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion Guarantees are required for mailed redemption requests under the following circumstances i) if the request is over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Service Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares”, below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

•	Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

28	Specialized Technology Fund Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Specialized Technology Fund Prospectus	29

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

      The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

30	Specialized Technology Fund Prospectus

      Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Specialized Technology Fund Prospectus	31

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Fund makes distributions of any net investment income and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

32	Specialized Technology Fund Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stocks producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Specialized Technology Fund Prospectus	33

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all

34	Specialized Technology Fund Prospectus

registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Specialized Technology Fund Prospectus	35

Portfolio Managers

Huachen Chen, CFA

Specialized Technology Fund from 2000 – April 2003: since 2004

Mr. Chen joined RCM as a securities analyst in 1985 and became a principal with the firm in 1994. For the period from 2000 through April 2003, he co-managed the day-to-day management of the Specialized Technology Fund and was responsible for fundamental security analysis for the wireless, hardware and international technology areas. Since May 2003, Mr. Chen served as a member of the team of RCM investment professionals that provided research assistance to the Fund. Mr. Chen resumed his co-management responsibilities for the Fund in 2004. He earned his B.S. degree from Cornell University in Electrical Engineering and his M.S. degree in Materials Science and Engineering from Northwestern.

Walter C. Price, Jr., CFA

Specialized Technology Fund since 2000

Mr. Price joined RCM in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his B.S. degree with Honors in Electrical Engineering from M.I.T. and his B.S. and M.S. degrees in management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

36	Specialized Technology Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an

Specialized Technology Fund Prospectus	37

Glossary

emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

38	Specialized Technology Fund Prospectus

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants

The right to buy a stock at a set price for a set time.

Specialized Technology Fund Prospectus	39

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P003 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Allocation Funds

Prospectus

Wells Fargo Advantage Moderate Balanced Fund

Wells Fargo Advantage Asset Allocation Fund

Wells Fargo Advantage Growth Balanced Fund

Class A, Class B, and Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Advantage Allocation Funds

Allocation Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Moderate Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Asset Allocation Fund	Seeks long-term total return, consistent with reasonable risk.

Growth Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

4	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund invests in equity and fixed income securities, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes before fees and expenses, regardless of market conditions. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

Allocation Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 19;

•	the “Additional Strategies and General Investment Risks” section beginning on page 37; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Growth Balanced Fund and Moderate Balanced Fund make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6	Allocation Funds Prospectus

FUND	SPECIFIC RISKS

Moderate Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Asset Allocation Fund	The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Growth Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Allocation Funds Prospectus	7

Performance History

Moderate Balanced Fund Class A Calendar Year Returns*1

Best Qtr.:	Q4 ’98 • 10.19%	Worst Qtr.:	Q3 ’02 • (9.06)%

*	Performance shown reflects the performance of the Institutional Class shares. The Institutional Class shares do not have sales charges.

8	Allocation Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 01/30/04)[1]	15.66%	4.87%	8.44%
Class A Returns After Taxes on Distributions	14.11%	2.77%	6.43%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	10.17%	3.02%	6.22%
Class B Returns Before Taxes (Incept. 01/30/04)[1]	15.66%	4.87%	8.44%
Class C Returns Before Taxes (Incept. 01/30/04)[1]	15.66%	4.87%	8.44%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for this Class reflects the performance of the Fund’s Institutional Class shares, and includes fees and expenses that are not applicable and are lower than those of this Class. The Institutional Class shares annual returns are substantially similar to what this Class’s returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Institutional Class shares incepted on November 11, 1994.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Allocation Funds Prospectus	9

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Asset Allocation Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ’98 • 16.09%	Worst Qtr.:	Q3 ’02 • (12.39)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

10	Allocation Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1]
for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 11/13/86)	15.13%	0.57%	8.25%
Class A Returns After Taxes on Distributions	13.83%	(1.39)%	5.72%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	9.78%	(0.32)%	5.87%
Class B Returns Before Taxes (Incept. 1/1/95)[2]	16.19%	0.61%	8.16%
Class C Returns Before Taxes (Incept. 4/1/98)[3]	18.98%	0.79%	8.05%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4]	28.67%	(0.57)%	11.06%
LB 20+ Treasury Index (reflects no deduction for fees, expenses or taxes)[5]	1.80%	6.17%	7.94%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares, adjusted to reflect this Class’s fees and expenses.
[4]	S&P 500 is a registered trademark of Standard & Poor’s.
[5]	Lehman Brothers 20+ Treasury Index.
[6]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Allocation Funds Prospectus	11

Performance History

Growth Balanced Fund Class A Shares Calendar Year Returns*2

Best Qtr.:	Q4 ’98 • 16.79%	Worst Qtr.:	Q3 ’02 • (15.64)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

12	Allocation Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1]
for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 10/14/98)[2]	16.15%	2.67%	9.02%
Class A Returns After Taxes on Distributions	15.37%	1.33%	7.56%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	10.49%	1.61%	7.13%
Class B Returns Before Taxes (Incept. 10/1/98)[2]	17.32%	2.78%	8.86%
Class C Returns Before Taxes (Incept. 10/1/98)[2]	20.17%	2.96%	8.77%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)[3,5]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)[4]	4.10%	6.62%	6.95%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception reflects performance of the Institutional Class shares, adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.
[4]	Lehman Brothers Aggregate Bond Index.
[5]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Allocation Funds Prospectus	13

Allocation Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Moderate Balanced Fund[5]
	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses[3]	0.77%	0.77%	0.77%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.57%	2.32%	2.32%
Fee Waivers	0.42%	0.42%	0.42%

NET EXPENSES[4]	1.15%	1.90%	1.90%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information. All other Class A shares will not have a CDSC.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the Asset Allocatioon Fund and the master portfolios in which the Moderate Balanced Fund and Growth Balanced Fund invest. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. Each Fund, except for the Asset Allocation Fund, invests substantially all of its assets in two or more master portfolios. The Asset Allocation Fund invests directly in a portfolio of securities in which the investment adviser has assigned a breakpoint schedule as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Index Allocation Fund have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[4]	The adviser has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[5]	Expenses for the Growth Balanced Fund and Moderate Balanced Fund include expenses allocated from the master portfolios in which each such Fund invests.

14	Allocation Funds Prospectus

Summary of Expenses

Asset Allocation Fund			Growth Balanced Fund[5]
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.75%	0.75%	0.75%	0.83%	0.83%	0.83%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.70%	0.77%	0.73%	0.65%	0.99%	0.99%

1.45%	2.27%	2.23%	1.48%	2.57%	2.57%
0.30%	0.37%	0.33%	0.28%	0.62%	0.62%

1.15%	1.90%	1.90%	1.20%	1.95%	1.95%

Allocation Funds Prospectus	15

Allocation Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Moderate Balanced Fund
	CLASS A	CLASS B	CLASS C
1 YEAR	$685	$693	$293
3 YEARS	$1,003	$984	$684
5 YEARS	$1,344	$1,402	$1,202
10 YEARS	$2,301	$2,347	$2,624

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Moderate Balanced Fund
	CLASS A	CLASS B	CLASS C
1 YEAR	$685	$193	$193
3 YEARS	$1,003	$684	$684
5 YEARS	$1,344	$1,202	$1,202
10 YEARS	$2,301	$2,347	$2,624

16	Allocation Funds Prospectus

Summary of Expenses

Asset Allocation Fund			Growth Balanced Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$685	$693	$293	$690	$698	$298
$979	$974	$666	$990	$1,041	$741
$1,295	$1,381	$1,165	$1,311	$1,510	$1,310
$2,186	$2,273	$2,539	$2,219	$2,464	$2,859

Asset Allocation Fund			Growth Balanced Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$685	$193	$193	$690	$198	$198
$979	$674	$666	$990	$741	$741
$1,295	$1,181	$1,165	$1,311	$1,310	$1,310
$2,186	$2,273	$2,539	$2,219	$2,464	$2,859

Allocation Funds Prospectus	17

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Growth Balanced Fund and the Moderate Balanced Fund are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined terms. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

18	Allocation Funds Prospectus

Moderate Balanced Fund

Investment Objective

The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	40%	30–50%
Fixed Income Styles	60%	50–70%

Allocation Funds Prospectus	19

Moderate Balanced Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	60%
Managed Fixed Income Portfolio			22.5%
Stable Income Portfolio			15.0%
Strategic Value Bond Portfolio			7.5%
Tactical Maturity Bond Portfolio			15.0%
Diversified Equity Style	40%
Large Cap Blend Style		10%
Index Portfolio			10%
Large Cap Value Style		10%
Equity Income Portfolio			3.34%
C&B Large Cap Value Portfolio			3.33%
Equity Value Portfolio			3.33%
Large Cap Growth Style		10%
Disciplined Growth Portfolio			2%
Large Cap Appreciation Portfolio			1%
Large Company Growth Portfolio			7%
Small Cap Style		4%
Small Cap Index Portfolio			1.33%
Small Company Growth Portfolio			1.33%
Small Company Value Portfolio			1.34%
International Style		6%
International Value Portfolio			1.5%
International Equity Portfolio			1.5%
International Index Portfolio			1.5%
International Growth Portfolio			1.5%
TOTAL FUND ASSETS	100%

20	Allocation Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 66 for the objective and principal strategies of these portfolios, and the “Portfolio Managers” section on page 70 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at C&B
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
International Value	LSV	Josef Lakonishok Robert W. Vishny and Menno Vermeulen, CFA
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Stable Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Allocation Funds Prospectus	21

Moderate Balanced Fund

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 37. These considerations are all important to your investment choice.

22	Allocation Funds Prospectus

Financial Highlights

The table below shows the financial performance of the Institutional Class shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$19.47	$22.29	$24.83	$24.18	$24.14	$22.98
Income from investment operations:
Net investment income (loss)	0.44	0.56	0.76	0.94	0.26	0.75
Net realized and unrealized gain (loss) on investments	2.02	(1.80)	(1.17)	1.79	(0.22)	1.94
Total from investment operations	2.46	(1.24)	(0.41)	2.73	0.04	2.69
Less distributions:
Dividends from net investment income	(0.64)	(0.54)	(0.87)	(0.83)	0.00	(0.75)
Distributions from net realized gain	(0.20)	(1.04)	(1.26)	(1.25)	0.00	(0.78)
Total distributions	(0.84)	(1.58)	(2.13)	(2.08)	0.00	(1.53)
Net asset value, end of period	$21.09	$19.47	$22.29	$24.83	$24.18	$24.14
Total return[4]	12.99%	(6.35)%	(1.98)%	11.98%	0.17%	12.02%
Ratios/supplemental data:
Net assets, end of period (000s)	$512,460	$459,248	$519,931	$524,214	$546,570	$527,693
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.89%	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets	2.25%	2.55%	3.37%	3.58%	3.37%	3.26%
Portfolio turnover[3]	64%	61%	69%	58%	11%	53%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.03%	1.02%	0.93%	0.96%	1.09%	1.09%
[1]	The Fund changed it fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

Allocation Funds Prospectus	23

Asset Allocation Fund

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The asset classes we invest in are:

•	Stock Investments—We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

•	Bond Investments—We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations.

Important Risk Factors

The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 37. These considerations are all important to your investment choice.

24	Allocation Funds Prospectus

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Asset Allocation Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 13, 1986

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]
Net asset value, beginning of period	$14.97	$18.72	$24.36	$25.84	$25.65
Income from investment operations:
Net investment income (loss)	0.30	0.32	0.36	0.55	0.36
Net realized and unrealized gain (loss) on investments	2.53	(2.52)	(3.87)	2.21	0.19
Total from investment operations	2.83	(2.20)	(3.51)	2.76	0.55
Less distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.36)	(0.55)	(0.36)
Distributions from net realized gain	0.00	(1.23)	(1.77)	(3.69)	0.00
Total distributions	(0.30)	(1.55)	(2.13)	(4.24)	(0.36)
Net asset value, end of period	$17.50	$14.97	$18.72	$24.36	$25.84
Total return[3]	19.04%	(13.20)%	(15.52)%	11.96%	2.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$838,683	$763,925	$989,513	$1,266,358	$1,310,935
Ratios to average net assets[5]:
Ratio of expenses to average net assets	1.15%	1.09%	0.99%	0.99%	0.95%
Ratio of net investment income (loss) to average net assets	1.80%	1.76%	1.71%	2.20%	2.08%
Portfolio turnover	15%	23%	54%	37%	29%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.45%	1.34%	1.20%	1.18%	0.96%
[1]	The Fund changed its fiscal year-end from February 28 to September 30.
[2]	The Fund changed its fiscal year-end from March 31 to February 28.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.

26	Allocation Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON JANUARY 1, 1995

Feb. 28, 1999[2]	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	Feb. 28, 1999[2]
$24.99	$9.09	$11.36	$14.78	$15.63	$15.55	$15.16

0.38	0.10	0.11	0.13	0.22	0.18	0.13
2.92	1.54	(1.53)	(2.35)	1.35	0.08	1.77
3.30	1.64	(1.42)	(2.22)	1.57	0.26	1.90

(0.33)	(0.10)	(0.11)	(0.13)	(0.19)	(0.18)	(0.11)
(2.31)	0.00	(0.74)	(1.07)	(2.23)	0.00	(1.40)
(2.64)	(0.10)	(0.85)	(1.20)	(2.42)	(0.18)	(1.51)
$25.65	$10.63	$9.09	$11.36	$14.78	$15.63	$15.55
13.69%	18.10%	(13.83)%	(16.18)%	11.21%	1.68%	12.98%

$1,362,966	$280,220	$325,790	$479,035	$577,526	$491,284	$402,991

0.92%	1.90%	1.84%	1.74%	1.74%	1.63%	1.62%
1.65%	1.05%	1.00%	0.96%	1.45%	1.42%	0.91%
31%	15%	23%	54%	37%	29%	31%

N/A	2.27%	2.15%	1.93%	1.97%	1.68%	1.63%

Allocation Funds Prospectus	27

Asset Allocation Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON APRIL 1, 1998

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	Feb. 28, 1999
Net asset value, beginning of period	$9.11	$11.39	$14.82	$15.68	$15.59	$15.16
Income from investment operations:
Net investment income (loss)	0.11	0.11	0.13	0.21	0.18	0.08
Net realized and unrealized gain (loss) on investments	1.54	(1.53)	(2.35)	1.36	0.09	1.82
Total from investment operations	1.65	(1.42)	(2.22)	1.57	0.27	1.90
Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.13)	(0.19)	(0.18)	(0.07)
Distributions from net realized gain	0.00	(0.75)	(1.08)	(2.24)	0.00	(1.40)
Total distributions	(0.11)	(0.86)	(1.21)	(2.43)	(0.18)	(1.47)
Net asset value, end of period	$10.65	$9.11	$11.39	$14.82	$15.68	$15.59
Total return[2]	18.14%	(13.86)%	(16.16)%	11.17%	1.69%	12.97%
Ratios/supplemental data:
Net assets, end of period (000s)	$27,345	$23,466	$31,536	$32,911	$20,218	$10,076
Ratios to average net assets[4]:
Ratio of expenses to average net assets	1.90%	1.84%	1.74%	1.74%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets	1.05%	1.01%	0.96%	1.42%	1.46%	0.69%
Portfolio turnover	15%	23%	54%	37%	29%	31%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.23%	2.11%	1.89%	1.91%	1.70%	1.85%
[1]	The Fund changed its fiscal year-end from February 28 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Ratios shown for periods of less than one year are annualized.

28	Allocation Funds Prospectus

Growth Balanced Fund

Investment Objective

The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 17 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments.

The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. When market conditions are not “normal,” as determined by the model, the Fund’s target allocation may be as low as 20% in fixed income securities, and these conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocations	Target Allocation Ranges
Equity Styles	65%	50-80%
Fixed Income Styles	35%	20-50%

Allocation Funds Prospectus	29

Growth Balanced Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	65%
Large Cap Blend Style		16.25%
Index Portfolio			16.25%
Large Cap Value Style		16.25%
Equity Income Portfolio			5.42%
C&B Large Cap Value Portfolio			5.42%
Equity Value Portfolio			5.41%
Large Cap Growth Style		16.25%
Disciplined Growth Portfolio			3.25%
Large Cap Appreciation Portfolio			1.625%
Large Company Growth Portfolio			11.375%
Small Cap Style		6.5%
Small Cap Index Portfolio			2.17%
Small Company Growth Portfolio			2.165%
Small Company Value Portfolio			2.165%
International Style		9.75%
International Value Portfolio			2.44%
International Equity Portfolio			2.44%
International Index Portfolio			2.44%
International Growth Portfolio			2.43%
Diversified Bond Style	35%
Managed Fixed Income Portfolio			17.5%
Strategic Value Bond Portfolio			5.85%
Tactical Maturity Bond Portfolio			11.65%
TOTAL FUND ASSETS	100%

30	Allocation Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 66 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 70 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at C&B
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
International Value	LSV	Josef Lakonishok Robert W. Vishny and Menno Vermeulen, CFA
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA, and Ajay Mirza, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Allocation Funds Prospectus	31

Growth Balanced Fund

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 37. These considerations are all important to your investment choice.

32	Allocation Funds Prospectus

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Growth Balanced Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 14, 1998

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]
Net asset value, beginning of period	$24.27	$29.18	$34.96	$32.69	$32.78
Income from investment operations:
Net investment income (loss)	0.34	0.38	0.59	0.62	0.16
Net realized and unrealized gain (loss) on investments	4.05	(3.88)	(3.72)	4.05	(0.25)
Total from investment operations	4.39	(3.50)	(3.13)	4.67	(0.09)
Less distributions:
Dividends from net investment income	(0.39)	(0.23)	(0.62)	(0.59)	0.00
Distributions from net realized gain	0.00	(1.18)	(2.03)	(1.81)	0.00
Total distributions	(0.39)	(1.41)	(2.65)	(2.40)	0.00
Net asset value, end of period	$28.27	$24.27	$29.18	$34.96	$32.69
Total return[4]	18.25%	(12.99)%	(9.78)%	14.86%	(0.27)%
Ratios/supplemental data:
Net assets, end of period (000s)	$43,509	$32,370	$25,049	$17,976	$6,552
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.20%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	1.43%	1.60%	1.93%	2.05%	1.83%
Portfolio turnover[3]	53%	48%	60%	56%	11%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.48%	1.18%	1.30%	1.37%	1.67%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

34	Allocation Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON OCTOBER 1, 1998

May 31, 1999	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$28.09	$22.22	$26.92	$32.50	$30.59	$30.76	$26.96

0.63	0.16	0.19	0.39	0.42	0.10	0.56
5.67	3.68	(3.59)	(3.50)	3.71	(0.27)	4.82
6.30	3.84	(3.40)	(3.11)	4.13	(0.17)	5.38

(0.58)	(0.17)	(0.12)	(0.44)	(0.41)	0.00	(0.55)
(1.03)	0.00	(1.18)	(2.03)	(1.81)	0.00	(1.03)
(1.61)	(0.17)	(1.30)	(2.47)	(2.22)	0.00	(1.58)
$32.78	$25.89	$22.22	$26.92	$32.50	$30.59	$30.76
22.83%	17.40%	(13.68)%	(10.45)%	14.04%	(0.55)%	20.36%

$3,667	$81,511	$66,337	$48,487	$20,198	$11,967	$8,978

1.15%	1.95%	1.90%	1.90%	1.90%	1.90%	1.75%
1.92%	0.69%	0.85%	1.16%	1.28%	1.08%	1.34%
49%	53%	48%	60%	56%	11%	49%
1.88%	2.57%	2.13%	2.16%	2.15%	2.31%	2.43%

Allocation Funds Prospectus	35

Growth Balanced Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$22.22	$26.91	$32.50	$30.65	$30.79	$26.96
Income from investment operations:
Net investment income (loss)	0.15	0.17	0.39	0.48	0.07	0.65
Net realized and unrealized gain (loss) on investments	3.69	(3.57)	(3.50)	3.66	(0.21)	4.79
Total from investment operations	3.84	(3.40)	(3.11)	4.14	(0.14)	5.44
Less distributions:
Dividends from net investment income	(0.18)	(0.11)	(0.45)	(0.48)	0.00	(0.58)
Distributions from net realized gain	0.00	(1.18)	(2.03)	(1.81)	0.00	(1.03)
Total distributions	(0.18)	(1.29)	(2.48)	(2.29)	0.00	(1.61)
Net asset value, end of period	$25.88	$22.22	$26.91	$32.50	$30.65	$30.79
Total return[4]	17.35%	(13.67)%	(10.46)%	14.06%	(0.45)%	20.59%
Ratios/supplemental data:
Net assets, end of period (000s)	$24,958	$18,484	$11,265	$6,564	$2,153	$1,236
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.95%	1.90%	1.90%	1.90%	1.68%	1.68%
Ratio of net investment income (loss) to average net assets	0.69%	0.85%	1.18%	1.31%	1.30%	1.45%
Portfolio turnover[3]	53%	48%	60%	56%	11%	49%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	2.57%	2.17%	2.06%	2.12%	2.46%	4.43%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

36	Allocation Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Growth Balanced Fund and Moderate Balanced Fund are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in the Funds’ NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Growth Balanced Fund and Moderate Balanced Fund invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets which are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•

The Growth Balanced Fund and Moderate Balanced Fund may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on

Allocation Funds Prospectus	37

Additional Strategies and General Investment Risks

the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

38	Allocation Funds Prospectus

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Allocation Funds Prospectus	39

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		MODERATE BALANCED	ASSET ALLOCATION	GROWTH BALANCED

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●

Emerging Markets

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk	●		●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●		●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk	●		●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●		●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds”, tend to be more sensitive to economic conditions, more volatile, less liquid and are subject to greater risk of default.

	Interest Rate and Credit Risk	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●

40	Allocation Funds Prospectus

		MODERATE BALANCED	ASSET ALLOCATION	GROWTH BALANCED

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●

Mortgage- and Asset-Backed Securities

Securities consisting of undivided fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/Extension Risk	●		●

Options

The right to buy or sell a security at an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Credit, Leverage and Liquidity Risk	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk.			●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk			●

Allocation Funds Prospectus	41

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities
Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHARE HOLDERS

42	Allocation Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

The Growth Balanced Fund and Moderate Balanced Fund are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Growth Balanced Fund and Moderate Balanced Fund, Funds Management acts as investment adviser for each Fund’s assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Growth Balanced Fund and Moderate Balanced Fund have a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each such Fund invests. Under this arrangement, if a gateway fund Fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for each of the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management also is the sub-adviser for the Equity Income, Index, and Small Cap Index Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of December 31, 2004, Artisan managed over $[    ] billion in assets.

Allocation Funds Prospectus	43

Organization and Management of the Funds

Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for the International Index Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. As of December 31, 2005, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of [            ].

Cadence Capital Management (“Cadence”), a subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors. As of December 31, 2004, Cadence managed approximately $[    ] billion in assets.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Portfolio, and thereby responsible for the day-to-day investment management responsibilities of the Funds. As of December 31, 2004, Cooke & Bieler managed approximately $[    ] billion in assets.

Galliard Capital Management, Inc. (“Galliard”), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed Income Portfolios in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 2004, Galliard managed approximately $[    ] billion in assets.

LSV Asset Management (“LSV”), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Value Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of December 31, 2004, LSV managed over $[    ] billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the International Core Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over $[    ] billion in assets.

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of December 31, 2004, Peregrine managed approximately $[    ] billion in assets.

44	Allocation Funds Prospectus

Smith Asset Management Group, L.P. (“Smith Group”), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of December 31, 2004, the Smith Group managed over $[    ] million in assets.

Systematic Financial Management (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Equity Value Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of December 31, 2004, Systematic managed over $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund class. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Allocation Funds Prospectus	45

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is expected to be available on our website at www.wellsfargoadvantagefunds.com in the second quarter of 2005. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

46	Allocation Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lowest of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

Allocation Funds Prospectus	47

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

48	Allocation Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”) prior to purchase , you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value on the date of original purchase of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV and money market fund shares) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Allocation Funds Prospectus	49

Reductions and Waivers of Sales Charges

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Internal Revenue Code Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

50	Allocation Funds Prospectus

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Moderate Balanced	0.75%	0.75%
Asset Allocation	0.75%	0.75%
Growth Balanced	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Allocation Funds Prospectus	51

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of any Wells Fargo Advantage money market fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors

52	Allocation Funds Prospectus

who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Allocation Funds Prospectus	53

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•

The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

54	Allocation Funds Prospectus

When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase,

Allocation Funds Prospectus	55

Your Account

redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

56	Allocation Funds Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage Asset Allocation Fund, Class C.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Allocation Funds Prospectus	57

Your Account How to Buy Shares

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 56 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 56. Be sure to have the wiring bank include your current account number and the name your account is registered in.

58	Allocation Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Allocation Funds Prospectus	59

Your Account How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

60	Allocation Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Asset Allocation Fund makes distributions of any net investment income at least quarterly and realized net capital gains at least annually. The Growth Balanced and Moderate Balanced Funds make such distributions annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Allocation Funds Prospectus	61

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

62	Allocation Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

Allocation Funds Prospectus	63

Additional Services and Other Information

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

64	Allocation Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

C&B Large Cap Value Portfolio	Seeks maximum long-term total return, consistent with minimizing risk to principal,

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Core Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation over the long term by investing in equity securities of non-U.S. companies.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation, by investing primarily in equity securities.

International Index Portfolio	The Portfolio seeks to match as closely as practicable the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (the “MSCI EAFE Index,” or the “Index”).

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Managed Fixed Income Portfolio	The Portfolio seeks consistent fixed-income returns.

66	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

Under normal circumstances, the Adviser invests at least 80% of the Portfolio’s assets in non-U.S. securities, including emerging market securities.

Under normal circumstances, the Adviser invests at least 80% of the Portfolio’s assets in securities comprising the MSCI EAFE Index.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in a diversified Portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.

Allocation Funds Prospectus	67

Description of Master Portfolios

FUND	OBJECTIVE

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

Strategic Value Bond Portfolio	The Portfolio seeks total return by investing principally in income-producing securities.

Tactical Maturity Bond Portfolio	The Portfolio seeks positive total return each calendar year regardless of general bond market performance.

68	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio invests in short-term investment-grade securities which include mortgage-backed securities and U.S. Government Obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

The Portfolio’s assets are divided into two components, “short” bonds with maturities (or average life) of 2 years or less, and “long” bonds with maturities of 20 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed-income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

Allocation Funds Prospectus	69

Portfolio Managers

The Portfolio Managers identified below in connection with the Growth Balanced and Moderate Balanced Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description.

William B. Bannick, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his B.S. degree in Physics from the University of Massachusetts and his M.B.A. degree in Finance from Boston University.

Mark Beale

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in economic history from the University of Sussex, England.

Galen G. Blomster, CFA

Asset Allocation Fund since 2002

Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his B.S. degree in Dairy and Food Sciences from the University of Minnesota and his M.S. and Ph.D. degrees in Applied Economics from Purdue University.

Tasso H. Coin, Jr., CFA

Growth Balanced Fund and its predecessor since 1995

Moderate Balanced Fund and its predecessor since 1995

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his B.A. degree in Economics from Loyola University of Chicago.

John S. Dale, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

70	Allocation Funds Prospectus

Gary J. Dunn, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his B.A. degree in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned is B.A. degree in Psychology and Government at Dartmouth College and his M.B.A. degree from the Wharton School of Business.

Gregory T. Genung, CFA

Growth Balanced Fund since 2002

Moderate Balanced Fund since 2002

Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor’s degrees in finance and economics from the University of Minnesota, Duluth.

William D. Giese, CFA

Growth Balanced Fund and its predecessor since 1994

Moderate Balanced Fund and its predecessor since 1994

Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his B.S. degree in Civil Engineering from the Illinois Institute of Technology and his M.B.A. degree from the University of Michigan.

Daniel J. Hagen, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his B.S. degree in Finance from the University of Minnesota.

Josef Lakonishok

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the International Value Portfolio. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his B.A. degree in Economics and Statistics and his M.B.A. degree from Tel Aviv University and earned his M.S. and Ph.D. degrees in Business Administration from Cornell University.

Allocation Funds Prospectus	71

Portfolio Managers

Richard Lewis

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in economics and statistics from Bristol University, England.

D. Kevin McCreesh, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm’s large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchens. Mr. McCreesh earned his B.S. degree in Geology from the University of Delaware and his M.B.A. degree from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Jeffrey P. Mellas

Asset Allocation Fund since 2003

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager, with over 16 years of investment management experience. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. degree in Economics from the University of Minnesota and his M.B.A. degree in Finance and International Business from New York University. He also completed the International Management Program at Hâute Etudes Commerçiales, Paris, France.

Richard Merriam, CFA

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Merriam joined Galliard at the firm’s inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his B.A. degree in Economics and English from the University of Michigan and his M.B.A. degree from the University of Minnesota.

Robert B. Mersky, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his B.S. degree in Accounting from the University of Minnesota.

72	Allocation Funds Prospectus

Ajay Mirza, CFA

Growth Balanced Fund and its predecessor since 1998

Moderate Balanced Fund and its predecessor since 1998

Mr. Mirza joined Galliard at the firm’s inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in asset- and mortgage-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his B.E. degree in Instrumentation from the Birla Institute of Technology (India), his M.A. degree in Economics from Tulane University, and his M.B.A. degree from the University of Minnesota.

Ronald M. Mushock, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Mushock joined Systematic in 1997 as a portfolio manager. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his B.S. degree in finance from Seton Hall University and his M.B.A degree from New York University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Gary E. Nussbaum, CFA

Growth Balanced Fund and its predecessor since 1990

Moderate Balanced Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Douglas G. Pugh, CFA

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment adviser. Mr. Pugh earned his B.S. degree in Finance and Business Administration from Drake University and his M.B.A. degree from the University of Minnesota.

David L. Roberts, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his B.A. degree in Mathematics from Carroll College.

Allocation Funds Prospectus	73

Portfolio Managers

Stephen S. Smith, CFA

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his B.S. degree in Industrial Engineering and his M.B.A. degree from the University of Alabama.

Jay H. Strohmaier

Growth Balanced Fund since 2002

Moderate Balanced Fund since 2002

Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned a B.S. degree in Agricultural Economics from Washington State University and his M.S. degree in Applied Economics from the University of Minnesota.

Menno Vermeulen, CFA

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the International Value Portfolio. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the International Value Portfolio. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his A.B. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his B.A. degree in Philosophy from Princeton University.

Laurie R. White

Growth Balanced Fund and its predecessor since 1996

Moderate Balanced Fund and its predecessor since 1996

Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her B.A. degree in Political Science from Carleton College and her M.B.A. degree from the University of Minnesota.

74	Allocation Funds Prospectus

Mark L. Yockey, CFA

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Yockey is a managing director of Artisan and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 19995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1885. Prior to that he was an analyst specializing in the worldwide health care industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned a B.A. degree and an M.B.A. degree in finance from Michigan State University.

Allocation Funds Prospectus	75

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund on its shares.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

76	Allocation Funds Prospectus

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging Market Securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Allocation Funds Prospectus	77

Glossary

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a “small cap” index.

Selling Agent

A firm who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

S&P Small-Cap 600 Index

A market capitalization-weighted index that tracks the daily stock total return performance of an investable universe of domestic small-capitalization stocks listed on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

78	Allocation Funds Prospectus

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Allocation Funds Prospectus	79

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

P001 (04/05)

ICA Reg.No.

811-09253

Printed on Recycled Paper

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Advantage Allocation Funds

Prospectus

Wells Fargo Advantage Conservative Allocation Fund Wells Fargo Advantage Moderate Balanced Fund Wells Fargo Advantage Asset Allocation Fund Wells Fargo Advantage Growth Balanced Fund Wells Fargo Advantage Aggressive Allocation Fund

Administrator Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Allocation Funds

Allocation Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Conservative Allocation Fund (formerly named the Strategic Income Fund)	Seeks a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments and stocks.

Moderate Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Asset Allocation Fund	Seeks long-term total return, consistent with reasonable risk.

Growth Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Aggressive Allocation Fund (formerly named the Strategic Growth Allocation Fund)	Seeks capital appreciation with a secondary emphasis on current income.

4	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral” target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

Allocation Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 18;

•	the “Additional Strategies and General Investment Risks” section beginning on page 36; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6	Allocation Funds Prospectus

COMMON RISKS FOR THE FUNDS

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

FUND	SPECIFIC RISKS

Conservative Allocation Fund	The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Moderate Balanced Fund	The Fund is primarily subject to the “Debt Securities,” “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Asset Allocation Fund	The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track performance of an index do so whether the index rises or falls.

Growth Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Aggressive Allocation Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Allocation Funds Prospectus	7

Performance History

Conservative Allocation Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ’97 • 6.21%	Worst Qtr.:	Q3 ’02 • (3.36)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Return Before Taxes (Incept. 11/11/94)[1]	9.31%	5.07%	7.37%
Administrator Class Returns After Taxes on Distributions	8.05%	3.11%	5.38%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	6.05%	3.18%	5.19%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

8	Allocation Funds Prospectus

Moderate Balanced Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 10.19%	Worst Qtr.:	Q3 ’02 • (9.06)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	15.66%	4.87%	8.44%
Administrator Class Returns After Taxes on Distributions	14.11%	2.77%	6.43%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	10.17%	3.02%	6.22%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Allocation Funds Prospectus	9

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of appropriate broad-based indexes.

Please remember that past performance is no guarantee of future results.

Asset Allocation Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 16.09%	Worst Qtr.:	Q3 ’02 • (12.38)%

10	Allocation Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	22.50%	1.85%	8.94%
Administrator Class Returns After Taxes on Distributions	21.01%	(0.15)%	6.38%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	14.57%	0.74%	6.48%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB 20+ Treasury Index (reflects no deduction for expenses or taxes)[3]	1.80%	6.17%	7.94%
[1]	Performance shown for periods prior to the inception of this Administrator Class reflects the performance of the Class A shares, adjusted to reflect the fees and expenses of the Administrator Class.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers 20+ Treasury Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Allocation Funds Prospectus	11

Performance History

Growth Balanced Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 16.86%	Worst Qtr.:	Q3 ’02 • (15.61)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	23.54%	4.13%	9.79%
Administrator Class Returns After Taxes on Distributions	22.58%	2.60%	8.23%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	15.29%	2.76%	7.78%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

12	Allocation Funds Prospectus

Aggressive Allocation Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 20.01%	Worst Qtr.:	Q3 ’02 • (18.70)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 12/02/97)	27.05%	3.20%	6.37%
Administrator Class Returns After Taxes on Distributions	26.51%	2.53%	5.75%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	17.57%	2.37%	5.16%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,3]	28.67%	(0.57)%	4.02%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	4.10%	6.62%	7.04%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Allocation Funds Prospectus	13

Allocation Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)[1]
	Conservative Allocation Fund	Moderate Balanced Fund	Asset Allocation Fund	Growth Balanced Fund
Management Fees[2]	0.77%	0.80%	0.75%	0.83%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.38%	0.38%	0.51%	0.37%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.15%	1.28%	1.26%	1.20%
Fee Waivers	0.30%	0.28%	0.36%	0.25%
NET EXPENSES[3]	0.85%	0.90%	0.90%	0.95%

Aggressive Allocation Fund
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses[4]	0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.28%
Fee Waivers	0.28%
NET EXPENSES[3]	1.00%
[1]	Expenses for gateway funds include expenses allocated from the master portfolios in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Funds invest. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. Each Fund, except for the Asset Allocation Fund, invests substantially all of its assets in two or more master portfolios. The Asset Allocation Fund invests directly in a portfolio of securities in which the investment adviser has assigned a breakpoint schedule as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Conservative Allocation Fund have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[4]	The adviser has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

14	Allocation Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Conservative Allocation Fund	Moderate Balanced Fund	Asset Allocation Fund	Growth Balanced Fund
1 YEAR	$87	$92	$92	$97
3 YEARS	$336	$368	$364	$356
5 YEARS	$604	$666	$657	$636
10 YEARS	$1,371	$1,512	$1,491	$1,432

Aggressive Allocation Fund
1 YEAR	$102
3 YEARS	$378
5 YEARS	$675
10 YEARS	$1,521

Allocation Funds Prospectus	15

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

16	Allocation Funds Prospectus

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Conservative Allocation Fund

Investment Objective

The Conservative Allocation Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments, and stocks.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral” target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments. The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Under normal circumstances, we invest at least 80% of the Fund’s assets in income producing securities.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	20%	15–25%
Fixed Income Styles	80%	75–85%

18	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	80%
Managed Fixed Income Portfolio			27.5%
Stable Income Portfolio			25.0%
Strategic Value Bond Portfolio			9.18%
Tactical Maturity Bond Portfolio			18.32%
Diversified Equity Style	20%
Large Cap Blend Style		5%
Index Portfolio			5%
Large Cap Value Style		5%
Equity Income Portfolio			1.67%
C&B Large Cap Value Portfolio			1.67%
Equity Value Portfolio			1.66%
Large Cap Growth Style		5%
Disciplined Growth Portfolio			1.00%
Large Cap Appreciation Portfolio			0.50%
Large Company Growth Portfolio			3.50%
Small Cap Style		2%
Small Cap Index Portfolio			0.67%
Small Company Growth Portfolio			0.67%
Small Company Value Portfolio			0.66%
International Style		3%
International Value Portfolio			0.75%
International Equity Portfolio			0.75%
International Index Portfolio			0.75%
International Growth Portfolio			0.75%
TOTAL FUND ASSETS	100%

Allocation Funds Prospectus	19

Conservative Allocation Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 54 for the objective and principal strategies for each Fund, and the “Portfolio Managers” section on page 58 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at Cooke & Bieler
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Robert M. Mushock, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
International Value	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Stable Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” beginning on page 36. These considerations are all important to your investment choice.

20	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$18.42	$19.92	$20.44	$20.06	$19.98	$19.56
Income form investment operations:
Net investment income (loss)	0.46	0.61	0.84	0.95	0.29	0.82
Net realized and unrealized gain (loss) on investments	1.00	(0.75)	(0.06)	0.86	(0.21)	0.81
Total from investment operations	1.46	(0.14)	0.78	1.81	0.08	1.63
Less distributions:
Dividends from net investment income	(0.60)	(0.78)	(0.93)	(0.88)	0.00	(0.84)
Distributions from net realized gain	(0.05)	(0.58)	(0.37)	(0.55)	0.00	(0.37)
Total distributions	(0.65)	(1.36)	(1.30)	(1.43)	0.00	(1.21)
Net asset value, end of period	$19.23	$18.42	$19.92	$20.44	$20.06	$19.98
Total return[4]	8.17%	(0.89)%	3.89%	9.52%	0.40%	8.45%
Ratios/supplemental data:
Net assets, end of period (000s)	$381,254	$288,610	$301,041	$268,386	$267,158	$263,328
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.82%	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.78%	3.23%	4.34%	4.69%	4.32%	4.22%
Portfolio turnover[3]	73%	71%	77%	62%	11%	54%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	0.97%	1.00%	0.90%	0.94%	1.05%	1.04%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios for periods of less than one year are annualized.

Allocation Funds Prospectus	21

Moderate Balanced Fund

Investment Objective

The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	40%	30–50%
Fixed Income Styles	60%	50–70%

22	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	60%
Managed Fixed Income Portfolio			22.5%
Stable Income Portfolio			15.0%
Strategic Value Bond Portfolio			7.5%
Tactical Maturity Bond Portfolio			15.0%
Diversified Equity Style	40%
Large Cap Blend Style		10%
Index Portfolio			10%
Large Cap Value Style		10%
Equity Income Portfolio			3.34%
C&B Large Cap Value Portfolio			3.33%
Equity Value Portfolio			3.33%
Large Cap Growth Style		10%
Disciplined Growth Portfolio			2%
Large Cap Appreciation Portfolio			1%
Large Company Growth Portfolio			7%
Small Cap Style		4%
Small Cap Index Portfolio			1.33%
Small Company Growth Portfolio			1.33%
Small Company Value Portfolio			1.34%
International Style		6%
International Value Portfolio			1.5%
International Equity Portfolio			1.5%
International Index Portfolio			1.5%
International Growth Portfolio			1.5%
TOTAL FUND ASSETS	100%

Allocation Funds Prospectus	23

Moderate Balanced Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 54 for the objective and principal strategies of these portfolios, and the “Portfolio Managers” section on page 58 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at Cooke & Bieler
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
International Value	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Stable Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

24	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$19.47	$22.29	$24.83	$24.18	$24.14	$22.98
Income from investment operations:
Net investment income (loss)	0.44	0.56	0.76	0.94	0.26	0.75
Net realized and unrealized gain (loss) on investments	2.02	(1.80)	(1.17)	1.79	(0.22)	1.94
Total from investment operations	2.46	(1.24)	(0.41)	2.73	0.04	2.69
Less distributions:
Dividends from net investment income	(0.64)	(0.54)	(0.87)	(0.83)	0.00	(0.75)
Distributions from net realized gain	(0.20)	(1.04)	(1.26)	(1.25)	0.00	(0.78)
Total distributions	(0.84)	(1.58)	(2.13)	(2.08)	0.00	(1.53)
Net asset value, end of period	$21.09	$19.47	$22.29	$24.83	$24.18	$24.14
Total return[4]	12.99%	(6.35)%	(1.98)%	11.98%	0.17%	12.02%
Ratios/supplemental data:
Net assets, end of period (000s)	$512,460	$459,248	$519,931	$524,214	$546,570	$527,693
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.89%	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets	2.25%	2.55%	3.37%	3.58%	3.37%	3.26%
Portfolio turnover[3]	64%	61%	69%	58%	11%	53%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.03%	1.02%	0.93%	0.96%	1.09%	1.09%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

Allocation Funds Prospectus	25

Asset Allocation Fund

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The asset classes we invest in are:

•	Stock Investments—We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

•	Bond Investments—We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations.

Important Risk Factors

The Fund is subject to the “Equity Securities” and “Debt Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

26	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$14.99	$18.72	$24.37	$23.18
Income from investment operations:
Net investment income (loss)	0.33	0.32	0.46	0.50
Net realized and unrealized gain (loss) on investments	2.56	(2.50)	(3.98)	1.15
Total from investment operations	2.89	(2.18)	(3.52)	1.65
Less distributions:
Dividends from net investment income	(0.35)	(0.32)	(0.36)	(0.46)
Distributions from net realized gain	0.00	(1.23)	(1.77)	0.00
Total distributions	(0.35)	(1.55)	(2.13)	(0.46)
Net asset value, end of period	$17.53	$14.99	$18.72	$24.37
Total return[1]	19.38%	(13.09)%	(15.57)%	7.14%
Ratios/supplemental data:
Net assets, end of period (000s)	$18,214	$14,529	$17,515	$20,822
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.91%	0.97%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets	2.04%	1.89%	1.70%	2.21%
Portfolio turnover	15%	23%	54%	37%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.22%	1.15%	1.12%	1.03%
[1]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.

Allocation Funds Prospectus	27

Growth Balanced Fund

Investment Objective

The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 17 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments.

The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. When market conditions are not “normal”, as determined by the model, the Fund’s target allocation may be as low as 20% in fixed income securities, and these conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	65%	50–80%
Fixed Income Styles	35%	20–50%

28	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	65%
Large Cap Blend Style		16.25%
Index Portfolio			16.25%
Large Cap Style		16.25%
Equity Income Portfolio			13.0%
C&B Large Cap Value Portfolio			3.25%
Equity Value Portfolio
Large Cap Growth Style		16.25%
Disciplined Growth Portfolio			3.25%
Large Cap Appreciation Portfolio			1.625%
Large Company Growth Portfolio			11.375%
Small Cap Style		6.5%
Small Cap Index Portfolio			2.17%
Small Company Growth Portfolio			2.165%
Small Company Value Portfolio			2.165%
International Style		9.75%
International Value Portfolio			2.44%
International Equity Portfolio			2.44%
International Index Portfolio			2.44%
International Growth Portfolio			2.43%
Diversified Bond Style	35%
Managed Fixed Income Portfolio			17.5%
Strategic Value Bond Portfolio			5.85%
Tactical Maturity Bond Portfolio			11.65%
TOTAL FUND ASSETS	100%

Allocation Funds Prospectus	29

Growth Balanced Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 54 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 58 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at Cooke & Bieler
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
International Value	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

30	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$22.65	$27.33	$32.91	$30.86	$30.93	$28.06
Income from investment operations:
Net investment income (loss)	0.35	0.44	0.57	0.69	0.19	0.60
Net realized and unrealized gain (loss) on investments	3.80	(3.65)	(3.43)	3.79	(0.26)	3.88
Total from investment operations	4.15	(3.21)	(2.86)	4.48	(0.07)	4.48
Less distributions:
Dividends from net investment income	(0.46)	(0.29)	(0.69)	(0.62)	0.00	(0.58)
Distributions from net realized gain	0.00	(1.18)	(2.03)	(1.81)	0.00	(1.03)
Total distributions	(0.46)	(1.47)	(2.72)	(2.43)	0.00	(1.61)
Net asset value, end of period	$26.34	$22.65	$27.33	$32.91	$30.86	$30.93
Total return[4]	18.53%	(12.85)%	(9.59)%	15.14%	(0.23)%	16.38%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,415,216	$1,075,256	$1,164,850	$1,065,362	$905,789	$850,503
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.94%	0.93%	0.93%	0.93%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	1.69%	1.80%	2.16%	2.23%	2.05%	2.16%
Portfolio turnover[3]	53%	48%	60%	56%	11%	49%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.05%	1.05%	0.97%	1.01%	1.14%	1.13%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

Allocation Funds Prospectus	31

Aggressive Allocation Fund

Investment Objective

The Aggressive Allocation Fund seeks to provide capital appreciation with a secondary emphasis on current income.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 17 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	80%	65–95%
Fixed Income Styles	20%	5–35%

32	Allocation Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	80%
Large Cap Blend Style		20%
Index Portfolio			20%
Large Cap Value Style		20%
Equity Income Portfolio			6.67%
C&B Large Cap Value Portfolio			6.66%
Equity Value Portfolio			6.66%
Large Cap Growth Style		20%
Disciplined Growth Portfolio			4%
Large Cap Appreciation Portfolio			2%
Large Company Growth Portfolio			14%
Small Cap Style		8%
Small Cap Index Portfolio			2.67%
Small Company Growth Portfolio			2.67%
Small Company Value Portfolio			2.66%
International Style		12%
International Value Portfolio			3%
International Equity Portfolio			3%
International Index Portfolio			3%
International Growth Portfolio			3%
Diversified Bond Style	20%
Managed Fixed-Income Portfolio			10.0%
Strategic Value Bond Portfolio			3.33%
Tactical Maturity Bond Portfolio			6.67%
TOTAL FUND ASSETS	100%

Allocation Funds Prospectus	33

Aggressive Allocation Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 54 for the objective and principal strategies for each portfolio, and the “Portfolio Managers” section on page 58 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at Cooke & Bieler
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Robert M. Mushock, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Equity	New Star	Mark Beale Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
International Value	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed-Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

34	Allocation Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON DECEMBER 2, 1997

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$9.91	$12.02	$14.78	$12.89	$12.93	$11.04
Income from investment operations:
Net investment income (loss)	0.10	0.13	0.17	0.18	0.02	0.15
Net realized and unrealized gain (loss) on investments	2.00	(2.03)	(2.29)	1.85	(0.06)	1.83
Total from investment operations	2.10	(1.90)	(2.12)	$2.03	(0.04)	1.98
Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.17)	(0.12)	0.00	(0.09)
Distributions from net realized gain	0.00	(0.10)	(0.47)	(0.02)	0.00	0.00
Total distributions	(0.16)	(0.21)	(0.64)	(0.14)	0.00	(0.09)
Net asset value, end of period	$11.85	$9.91	$12.02	$14.78	$12.89	$12.93
Total return[4]	21.36%	(16.22)%	(14.97)%	15.82%	(0.31)%	17.98%
Ratios/supplemental data:
Net assets, end of period (000s)	$131,760	$78,673	$82,908	$90,334	$65,011	$31,975
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	1.20%	1.20%	1.37%	1.40%	1.36%	1.34%
Portfolio turnover[3]	43%	40%	49%	48%	12%	43%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.13%	1.08%	1.03%	1.17%	1.24%	1.36%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

Allocation Funds Prospectus	35

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in a Fund’s NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The Funds, except the Asset Allocation Fund, may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

36	Allocation Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Allocation Funds Prospectus	37

Additional Strategies and General Investment Risks

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely effect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

38	Allocation Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CONSERVATIVE ALLOCATION	MODERATE BALANCED	ASSET ALLOCATION	GROWTH BALANCED	AGGRESSIVE ALLOCATION

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (eg. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●

Emerging Markets

Securities of companies based in countries considered

developing or to have “emerging” stock markets. Generally,

these securities have the same type of risks as foreign

securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●		●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●		●	●
Foreign Obligations Debt Securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk		●		●	●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●		●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●

High Yield Securities

Debt Securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as

“junk bonds,” tend to be more sensitive to economic conditions,

more volatile, and less liquid, and are subject to greater

risk of default.

	Interest Rate and Credit Risk	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●

Allocation Funds Prospectus	39

Additional Strategies and General Investment Risks

		CONSERVATIVE ALLOCATION	MODERATE BALANCED	ASSET ALLOCATION	GROWTH BALANCED	AGGRESSIVE ALLOCATION

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank.

Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase return on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●

Mortgage- and Asset-Backed Securities

Securities consisting of undivided fractional interests in

pools of consumer loans, such as mortgage loans, car

loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/ Extension Risk	●	●		●	●

Options

The right to buy or sell a security at an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Credit, Leverage and Liquidity Risk	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk				●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●			●

40	Allocation Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Allocation Funds Prospectus	41

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

The Aggressive Allocation, Conservative Allocation, Growth Balanced, Moderate Balanced Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% on an annual basis of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, the master portfolios. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all the Funds, and in this capacity is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management also is the sub-adviser for the Equity Income, Index, Small Cap Index Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, a Milwaukee-based registered investment adviser, sub advises the International Growth Portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of December 31, 2004, Artisan managed over $[    ] billion in assets.

42	Allocation Funds Prospectus

Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for the International Index Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. As of December 31, 2005, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of [    ].

Cadence Capital Management (“Cadence”), a subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of December 31, 2004, Cadence managed approximately $[    ] billion in assets.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership, is located at 1700 market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Portfolio, and thereby responsible for the day-to-day investment management responsibilities of the Funds. As of December 31, 2004, Cooke & Bieler managed approximately $[    ] billion in assets.

Galliard Capital Management, Inc. (“Galliard”), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed Income Portfolios. In this capacity, it is responsible for the day-to- day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 2004, Galliard managed approximately $[    ] billion in assets.

LSV Asset Management (LSV), located at One Walker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Value Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of December 31, 2004, LSV managed over $[    ] billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser, sub advises the International Equity Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over $[    ] billion in assets.

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of December 31, 2004, Peregrine managed approximately $[    ] billion in assets.

Smith Asset Management Group, L.P. (“Smith Group”), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio and is responsible for the day-to-day investment management of this portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations,

Allocation Funds Prospectus	43

Organization and Management of the Funds

endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of December 31, 2004, the Smith Group managed over $[    ] million in assets.

Systematic Financial Management (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the sub-investment adviser for the Equity Value Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of December 31, 2004, Systematic managed over $[    ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

44	Allocation Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Allocation Funds Prospectus	45

Your Account How to Buy Shares

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least $10 million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee;

•	Registered investment adviser account programs that charge an asset based fee;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios);

•	Trust Department of Wells Fargo Bank purchasing shares on behalf of their clients in a fiduciary capacity; and

•	Institutions who invest a minimum initial amount of $1 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds,

46	Allocation Funds Prospectus

How to Buy Shares

significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Allocation Funds Prospectus	47

Your Account	How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

48	Allocation Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

Allocation Funds Prospectus	49

Exchanges

excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

50	Allocation Funds Prospectus

Other Information

Income and Gain Distributions

The Asset Allocation Fund makes distributions of any net investment income at least quarterly and realized net capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Allocation Funds Prospectus	51

Other Information

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

52	Allocation Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

C&B Large Cap Value Portfolio	Seeks maximum long-term total return, consistent with minimizing risk to principal.

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Equity Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation, over the long-term by investing in equity securities of non-U.S. companies.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation, by investing primarily in equity securities.

International Index Portfolio	The Portfolio seeks to match as closely as practicable the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (the “MSCI EAFE Index,” or the “Index”).

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

Large Company Growth Portfolio	The Portfolio seeks long-term capitaI appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

54	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for earnings surprise. We may invest in emerging markets.

Under normal circumstances, the Adviser invests at least 80% of the Portfolio’s assets in non-U.S. securities, including emerging market securities.

Under normal circumstances, the Adviser invests at least 80% of the Portfolio’s assets in securities comprising the MSCI EAFE Index.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Allocation Funds Prospectus	55

Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Managed Fixed Income Portfolio	The Portfolio seeks consistent fixed-income returns.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value	The Portfolio seeks long-term capital appreciation.

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

Strategic Value Bond Portfolio	The Portfolio seeks total return by investing principally in income-producing securities.

Tactical Maturity Bond Portfolio	The Portfolio seeks positive total return each calendar year regardless of general bond market performance.

56	Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio invests in short-term, investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

The Portfolio’s assets are divided into two components, “short” bonds with maturities (or average life) of 2 years or less, and “long” bonds with maturities of 20 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

Allocation Funds Prospectus	57

Portfolio Managers

The Portfolio Managers identified below in connection with the Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description.

William B. Bannick, CFA

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his B.S. degree in Physics from the University of Massachusetts and his M.B.A. degree in Finance from Boston University.

Mark Beale

Aggressive Allocation Fund since 2004

Conservative Allocation since 2004

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in economic history from the University of Sussex, England.

Galen G. Blomster, CFA

Asset Allocation Fund since 2002

Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as a Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund and Index Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his B.S. degree in Dairy and Food Sciences from the University of Minnesota and his M.S. and Ph.D. degrees in Applied Economics from Purdue University.

Tasso H. Coin, Jr. CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1995

Growth Balanced Fund and its predecessor since 1995

Moderate Balanced Fund and its predecessor since 1995

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his B.A. degree in economics from Loyola University of Chicago.

John S. Dale, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

58	Allocation Funds Prospectus

Gary J. Dunn, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his B.A. degree in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Aggressive Allocation Fund since 2004

Conservative Allocation Fund since 2004

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned is B.A. degree in Psychology and Government at Dartmouth College and his M.B.A. degree from the Wharton School of Business.

Gregory T. Genung, CFA

Aggressive Allocation Fund since 2002

Conservative Allocation Fund since 2002

Growth Balanced Fund since 2002

Moderate Balanced Fund since 2002

Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor’s degrees in finance and economics from the University of Minnesota, Duluth.

William D. Giese, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1994

Growth Balanced Fund and its predecessor since 1994

Moderate Balanced Fund and its predecessor since 1994

Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his B.S. degree in Civil Engineering from the Illinois Institute of Technology and his M.B.A. degree from the University of Michigan.

Daniel J. Hagen, CFA

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his B.S. degree in Finance from the University of Minnesota.

Allocation Funds Prospectus	59

Portfolio Managers

Josef Lakonishok

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his B.A. degree in Economics and Statistics and his M.B.A. degree from Tel Aviv University and earned his M.S. and Ph.D. degrees in Business Administration from Cornell University.

Richard Lewis

Aggressive Allocation Fund since 2004

Conservative Allocation since 2004

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree In economics and statistics from Bristol University, England.

D. Kevin McCreesh, CFA

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm’s large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchens. Mr. McCreesh earned his B.S. degree in Geology from the University of Delaware and his M.B.A. degree from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Jeffrey P. Mellas

Asset Allocation Fund since 2003

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager, with over 16 years of investment management experience. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. degree in Economics from the University of Minnesota and his M.B.A. degree in Finance and International Business from New York University. He also completed the International Management Program at Hâute Etudes Commerçiales, Paris, France.

Richard Merriam, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Merriam joined Galliard at the firm’s inception in 1995. Currently, Mr. Merriam is a Managing

60	Allocation Funds Prospectus

Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard,

Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his B.A. degree in Economics and English from the University of Michigan and his M.B.A. degree from the University of Minnesota.

Robert B. Mersky, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his B.S. degree in Accounting from the University of Minnesota.

Ajay Mirza, CFA

Aggressive Allocation Fund and its predecessor since 1998

Conservative Allocation Fund and its predecessor since 1998

Growth Balanced Fund and its predecessor since 1998

Moderate Balanced Fund and its predecessor since 1998

Mr. Mirza joined Galliard at the firm’s inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in mortgage-and asset-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his B.E. degree in Instrumentation from the Birla Institute of Technology (India), his M.A. degree in Economics from Tulane University, and his M.B.A. degree from the University of Minnesota.

Ronald M. Mushock, CFA

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Mushock joined Systematic in 1997 as a portfolio manager. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his B.S. degree in finance from Seton Hall University and his M.B.A. degree from New York University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Gary E. Nussbaum, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1990

Growth Balanced Fund and its predecessor since 1990

Moderate Balanced Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Allocation Funds Prospectus	61

Portfolio Managers

Douglas G. Pugh, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment adviser firm. Mr. Pugh earned his B.S. degree in Finance and Business Administration from Drake University and his M.B.A. degree from the University of Minnesota.

David L. Roberts, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his B.A. degree in Mathematics from Carroll College.

Stephen S. Smith, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his B.S. degree in Industrial Engineering and his M.B.A. degree from the University of Alabama.

Jay H. Strohmaier

Aggressive Allocation Fund since 2002

Conservative Allocation Fund since 2002

Growth Balanced Fund since 2002

Moderate Balanced Fund since 2002

Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his B.S. degree in Agricultural Economics from Washington State University and his M.S. degree in Applied Economics from the University of Minnesota.

Menno Vermeulen

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the International Value Portfolio. Mr. Vermeulen has more than 12 years of investment experience.

Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

62	Allocation Funds Prospectus

Robert W. Vishny

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the International Value Portfolio. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his B.A. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his B.A. degree in Philosophy from Princeton University.

Laurie R. White

Aggressive Allocation Fund and its predecessor since 1998

Conservative Allocation Fund and its predecessor since 1996

Growth Balanced Fund and its predecessor since 1996

Moderate Balanced Fund and its predecessor since 1996

Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserves Asset Management at Norwest Investment Management (since 1977) until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Ms. White earned her B.A. degree in Political Science from Carleton College and her M.B.A. degree from the University of Minnesota.

Mark L. Yockey, CFA

Aggressive Allocation Fund since 2004

Conservative Allocation since 2004

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Yockey is a managing director of Artisan and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide heath care industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned a B.A. degree and an M.B.A. degree in finance from Michigan State University.

Allocation Funds Prospectus	63

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk”.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund on its shares.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

64	Allocation Funds Prospectus

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Allocation Funds Prospectus	65

Glossary

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a “small cap” index.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent

A person who has an agreement with the funds’ distributors that allows them to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

66	Allocation Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P002 (04/05) ICA Reg. No. 811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Allocation Funds

Prospectus

Wells Fargo Advantage Balanced Fund

Investor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Balanced Fund

Balanced Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Balanced Fund	Seeks a combination of capital appreciation and current income.

4	Balanced Fund Prospectus

PRINCIPAL STRATEGIES

We invest 60% of the Fund’s assets in stocks and 40% of the Fund’s assets in bonds. We may invest up to 10% of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in foreign securities through ADRs and similar investments.

Balanced Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund description beginning on page 11;

•	the “Additional Strategies and General Investment Risks” section beginning on page 12; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Debt Securities

The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a much greater risk of default (or in the case of bonds currently in default, of not returning to principal) and are more volatile than higher-rated securities of similar maturity.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments are made through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6	Balanced Fund Prospectus

Performance H istory

The Wells Fargo Advantage Balanced Fund has been in operation for less than one calendar year, therefore, no performance information is shown for this Fund.

Balanced Fund Prospectus	7

Balanced Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Balanced Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Balanced Fund
Management Fees[1]	0.65%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.84%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.49%
Fee Waivers	0.24%

NET EXPENSES[3]	1.25%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses are based on estimates for the current fiscal year.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

8	Balanced Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

Balanced Fund
1 YEAR	$127
3 YEARS	$423
5 YEARS	$766
10 YEARS	$1,737

Balanced Fund Prospectus	9

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10	Balanced Fund Prospectus

Balanc ed Fund

Portfolio Managers:    W. Frank Koster, David L. Roberts

Investment Objective

The Balanced Fund seeks a combination of capital appreciation and current income.

Investment Strategies

We seek to achieve the Fund’s investment objective by investing in both equity and fixed income securities. We primarily invest the equity portion of the Fund’s portfolio in securities, including common and preferred stocks and convertible securities, of large-capitalization, dividend-paying, U.S. companies that offer the potential for capital growth, and attempt to balance an investment’s prospects for growth and income with its potential risks. We primarily invest the fixed income portion of the Fund’s portfolio in investment-grade bonds of intermediate duration, including U.S. Government obligations, corporate securities and mortgage-backed securities.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

Permitted Investments

Under normal circumstances, we invest:

•	60% of total assets in stocks;

•	40% of total assets in bonds;

•	up to 10% of total assets in below investment-grade debt securities; and

•	up to 25% of total assets in foreign securities through ADRs and similar investments.

The percentage of Fund assets invested in stocks or bonds may temporarily deviate from the percentages indicated above due to the changes in market values. We rebalance the Fund when the Fund’s assets deviate by a significant percentage from these percentages.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6.

Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 12. These considerations are all important to your investment choice.

Balanced Fund Prospectus	11

Additional Strategi es and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Balanced Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund is subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in the Fund’s NAV. This risk may occur when the Fund makes investments in derivatives, such as options or futures contracts.

•	The Fund invests in foreign companies (including investments made through ADRs and similar investments) which are subject to additional risks, including less liquidity and greater price volatility. The Fund’s investment in foreign securities may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	The Fund may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Fund itself.

12	Balanced Fund Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Balanced Fund Prospectus	13

Additional Strategies and General Investment Risks

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely effect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

14	Balanced Fund Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g., to meet shareholder redemptions).	Leverage Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk

High Yield Securities

Debt Securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as

“junk bonds,” tend to be more sensitive to economic conditions,

more volatile, and less liquid, and are subject to greater

risk of default.

Interest Rate and Credit Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase return on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

Credit, Counter-Party and Leverage Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk

Balanced Fund Prospectus	15

Organiza tion and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

16	Balanced Fund Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services,

Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

Balanced Fund Prospectus	17

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

18	Balanced Fund Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class Shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the

Balanced Fund Prospectus	19

Your Account

National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

20	Balanced Fund Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds: ATTN CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA
Att’n: Wells Fargo Funds (Name of Fund, Account # and Share Class)
Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028
Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Balanced Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

Balanced Fund Prospectus	21

Your Account

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of the Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222, for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

22	Balanced Fund Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargoadvantagefunds.com. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com. to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of the Fund by wire. See page 21 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 21. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

Balanced Fund Prospectus	23

Your Account How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

24	Balanced Fund Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Balanced Fund Prospectus	25

Your Account Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund’s policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

26	Balanced Fund Prospectus

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Balanced Fund Prospectus	27

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Then select the Fund and Class you would like to purchase and specify an amount of at least $50. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Fund makes distributions of any net investment income quarterly and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•

Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and

28	Balanced Fund Prospectus

account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares and by the Fund for its investment in stocks producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Balanced Fund Prospectus	29

Additional Services and Other Information

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

30	Balanced Fund Prospectus

Portfolio Managers

W. Frank Koster

Balanced Fund and its predecessor since 2004

Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management (“SCM”) since March 1999, first as a Senior Vice President of Strong’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his bachelor’s degree in economics from the College of Wooster in 1979.

David L. Roberts, CFA

Balanced Fund and its predecessor since 2005

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his B.A. degree in Mathematics from Carroll College.

Balanced Fund Prospectus	31

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk”.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund on its shares.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

32	Balanced Fund Prospectus

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods

Balanced Fund Prospectus	33

Glossary

produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P, S&P 500 Index

Standard & Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

34	Balanced Fund Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P002 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Funds

Wells Fargo Advantage Outlook Funds®

Prospectus

Wells Fargo Advantage Outlook Today Fund® Wells Fargo Advantage Outlook 2010 FundSM

Wells Fargo Advantage Outlook 2020 FundSM Wells Fargo Advantage Outlook 2030 FundSM Wells Fargo Advantage Outlook 2040 FundSM

Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Advantage Outlook Funds

Outlook Funds Overview

See the Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

The Outlook Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund’s target year.

In buying securities for each Fund, Barclays Global Fund Advisors (“BGFA”), the Funds’ investment sub-adviser, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to the indexes appropriate for each Fund. Where practicable, the Funds buy all the securities that comprise a recommended index; otherwise, the Funds buy a representative sample in an effort to match an index’s return as closely as possible. This investment model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities, and does not try to avoid individual underperforming securities, nor does it try to pick individual investments that might outperform the indexes. This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

FUND	OBJECTIVE

Outlook Today Fund	The Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

Outlook 2010 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

Outlook 2020 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

Outlook 2030 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

Outlook 2040 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

4	Outlook Funds Prospectus

The Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds, and money market instruments to capture returns and reduce risk consistent with a stated investment time horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons generally have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGIES

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy that is designed to maintain the lowest risk profile of all the Outlook Funds. The Outlook Today Fund continues to allocate a significant portion of its assets to stocks and bonds in addition to money market instruments. On average, we expect that we will invest about 35% of the Fund’s assets in stocks, with the rest in bonds and money market instruments. As of the end of the Fund’s last fiscal year, the Outlook Today Fund held about 35% of its assets in stocks, 64% of its assets in bonds, and the rest of its assets in money market instruments.

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2010. As of the end of the Fund’s last fiscal year, the Outlook 2010 Fund held about 48% of its assets in stocks, 51% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2020. As of the end of the Fund’s last fiscal year, the Outlook 2020 Fund held about 65% of its assets in stocks, 34% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2030. As of the end of the Fund’s last fiscal year, the Outlook 2030 Fund held about 78% of its assets in stocks, 21% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2040. As of the end of the Fund’s last fiscal year, the Outlook 2040 Fund held about 89% of its assets in stocks, 10% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

Outlook Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund descriptions beginning on page 24;

•	the “Additional Strategies and General Investment Risks” section beginning on page 38; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds; the shorter time horizon Funds, such as the Outlook Today and Outlook 2010 Funds, typically invest a majority of their assets in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

The Funds invest in equity securities; the longer time horizon Funds, such as the Outlook 2030 and Outlook 2040 Funds, typically invest a majority of their assets in equity securities. Equity securities are subject to market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company, the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts)

6	Outlook Funds Prospectus

COMMON RISKS FOR THE FUNDS (Continued)

are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Outlook Funds Prospectus	7

Performance History

The Funds in this Prospectus were formerly “feeder” funds in a master/feeder arrangement, whereby each Fund invested all of its assets in a corresponding “master” fund with a substantially identical investment objective and investment strategies. As of June 23, 2001, the Funds became stand-alone funds that invest directly in a portfolio of securities. The information shown below and in the financial highlights for each of the Funds includes the activity of the Fund when it was a feeder in a master/feeder arrangement.

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of several appropriate broad-based indexes.

Please remember that past performance is no guarantee of future results.

Outlook Today Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 7.24%	Worst Qtr.:	Q3 ‘02 • (4.40)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2004 was 2.02%.

8	Outlook Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 year	Life of Fund
Class A Returns Before Taxes (Incept. 3/1/94)	4.94%	2.57%	5.43%
Class A Returns After Taxes on Distributions	4.33%	1.01%	3.49%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	3.19%	1.34%	3.57%
Class B Returns Before Taxes (Incept. 8/1/98)[2]	5.72%	2.90%	5.54%
Class C Returns Before Taxes (Incept. 12/1/98)[2]	9.68%	3.26%	5.53%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	31.06%	0.37%	10.90%
LB Treasury 3-5 Year Index (reflects no deduction for fees, expenses or taxes)[3]	2.45%	6.52%	6.73%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[4]	38.59%	(0.05)%	3.71%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for fees, expenses or taxes)	0.66%	3.49%	4.91%
[1]	Returns shown reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.
[4]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.

Outlook Funds Prospectus	9

Performance History

Outlook 2010 Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 9.99%	Worst Qtr.:	Q3 ‘02 • (8.62)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2004 was 2.03%.

10	Outlook Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 year	Life of Fund
Class A Returns Before Taxes (Incept. 3/1/94)	8.92%	1.39%	6.94%
Class A Returns After Taxes on Distributions	8.37%	0.02%	5.20%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	5.77%	0.51%	5.09%
Class B Returns Before Taxes (Incept. 3/1/97)[2]	9.92%	1.69%	7.02%
Class C Returns Before Taxes (Incept. 12/1/98)[2]	13.93%	2.06%	7.01%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index (reflects no deduction for fees, expenses or taxes)[4]	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for fees, expenses or taxes)	0.66%	3.49%	4.91%
[1]	Returns shown reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[4]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	11

Performance History

Outlook 2020 Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 14.48%	Worst Qtr.:	Q3 ‘02 • (11.79)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2004 was 2.05%.

12	Outlook Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 year	Life of Fund
Class A Returns Before Taxes (Incept. 3/1/94)	12.80%	(0.22)%	7.46%
Class A Returns After Taxes on Distributions	12.33%	(1.33)%	5.87%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	8.29%	(0.63)%	5.74%
Class B Returns Before Taxes (Incept. 3/1/97)[2]	13.88%	0.03%	7.54%
Class C Returns Before Taxes (Incept. 12/1/98)[2]	17.89%	0.42%	7.53%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index (reflects no deduction for fees, expenses or taxes)[4]	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for fees, expenses or taxes)	0.66%	3.49%	4.91%
[1]	Returns shown reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[4]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	13

Performance History

Outlook 2030 Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 17.93%	Worst Qtr.:	Q3 ‘02 • (14.08)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2004 was 2.45%.

14	Outlook Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 year	Life of Fund
Class A Returns Before Taxes (Incept. 3/1/94)	16.41%	(1.02)%	8.04%
Class A Returns After Taxes on Distributions	15.60%	(2.32)%	6.50%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	10.63%	(1.31)%	6.37%
Class B Returns Before Taxes (Incept. 3/1/97)[2]	17.61%	(0.78)%	8.11%
Class C Returns Before Taxes (Incept. 12/1/98)[2]	21.68%	(0.39)%	8.09%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index (reflects no deduction for fees, expenses or taxes)[4]	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for fees, expenses or taxes)	0.66%	3.49%	4.91%
[1]	Returns shown reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[4]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	15

Performance History

Outlook 2040 Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 21.54%	Worst Qtr.:	Q3 ‘02 • (16.20)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2004 was 2.44%.

16	Outlook Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 year	Life of Fund
Class A Returns Before Taxes (Incept. 3/1/94)	19.82%	(2.11)%	8.41%
Class A Returns After Taxes on Distributions	19.42%	(2.96)%	7.04%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	12.86%	(1.97)%	6.86%
Class B Returns Before Taxes (Incept. 3/1/97)[2]	21.36%	(1.88)%	8.47%
Class C Returns Before Taxes (Incept. 7/1/98)[2]	25.39%	(1.45)%	8.47%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index (reflects no deduction for fees, expenses or taxes)[4]	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for fees, expenses or taxes)	0.66%	3.49%	4.91%
[1]	Returns shown reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[4]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	17

Outlook Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Outlook Today Fund			Outlook 2010 Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.66%	0.66%	0.65%	0.63%	0.64%	0.63%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.31%	2.06%	2.05%	1.28%	2.04%	2.03%
Fee Waivers	0.06%	0.06%	0.05%	0.03%	0.04%	0.03%

NET EXPENSES[4]	1.25%	2.00%	2.00%	1.25%	2.00%	2.00%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information. All other Class A shares will not have a CDSC.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for each Fund’s management fee. The management fee charged to a Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for each Fund is as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
[3]	Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The Adviser has committed through June 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio may be increased only with the approval of the Board of Trustees.

18	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund			Outlook 2030 Fund			Outlook 2040 Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.62%	0.63%	0.62%	0.63%	0.64%	0.63%	0.63%	0.64%	0.63%

1.27%	2.03%	2.02%	1.28%	2.04%	2.03%	1.28%	2.04%	2.03%
0.02%	0.03%	0.02%	0.03%	0.04%	0.03%	0.03%	0.04%	0.03%

1.25%	2.00%	2.00%	1.25%	2.00%	2.00%	1.25%	2.00%	2.00%

Outlook Funds Prospectus	19

Outlook Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Outlook Today Fund			Outlook 2010 Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$695	$703	$303	$695	$703	$303
3 YEARS	$961	$940	$638	$955	$936	$634
5 YEARS	$1,246	$1,303	$1,099	$1,234	$1,295	$1,090
10 YEARS	$2,058	$2,102	$2,375	$2,029	$2,079	$2,356

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Outlook Today Fund			Outlook 2010 Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$695	$203	$203	$695	$203	$203
3 YEARS	$961	$640	$638	$955	$636	$634
5 YEARS	$1,246	$1,103	$1,099	$1,234	$1,095	$1,090
10 YEARS	$2,058	$2,102	$2,375	$2,029	$2,079	$2,356

20	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund			Outlook 2030 Fund			Outlook 2040 Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$695	$703	$303	$695	$703	$303	$695	$703	$303
$953	$934	$632	$955	$936	$634	$955	$936	$634
$1,230	$1,290	$1,086	$1,234	$1,295	$1,090	$1,234	$1,295	$1,090
$2,019	$2,069	$2,346	$2,029	$2,079	$2,356	$2,029	$2,079	$2,356

Outlook 2020 Fund			Outlook 2030 Fund			Outlook 2040 Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$695	$203	$203	$695	$203	$203	$695	$203	$203
$953	$634	$632	$955	$636	$634	$955	$636	$634
$1,230	$1,090	$1,086	$1,234	$1,095	$1,090	$1,234	$1,095	$1,090
$2,019	$2,069	$2,346	$2,029	$2,079	$2,356	$2,029	$2,079	$2,356

Outlook Funds Prospectus	21

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Key Information

Key Terms

An “asset class” is a broad category of investments such as “bonds” or “equities.” “Allocation” refers to the distribution of portfolio assets among two or more asset classes and among indexes within each asset class. The Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund’s investment objective and risk tolerance.

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Outlook Funds Prospectus	23

Outlook Funds

Investment Objectives

Each Fund seeks to provide investors with an asset allocation strategy designed to maximize total return for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular Outlook Fund based on their investment time horizon. Specifically:

•	Outlook Today Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

•	Outlook 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

•	Outlook 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

•	Outlook 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

•	Outlook 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

Investment Strategies

The Funds were the first funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed income securities than short-term investment goals. The allocation of each Fund gradually grows more conservative as the target year indicated in the Fund’s title approaches. You are encouraged to choose the Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

Keep in mind, however, that the target year also serves as a guide to the relative risk exposure of each Fund, where the Outlook 2040 Fund has the most aggressive asset allocation and the Outlook Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Outlook 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive Outlook Fund for a near-term investment goal.

Each Fund follows an asset allocation strategy among three broad investment classes: equities of domestic and foreign issuers, debt securities and cash in the form of money market instruments. We allocate and reallocate assets among a wide range of indexes representing U.S. and foreign common stocks, fixed income securities and money market instruments according to the recommended mix suitable for each Fund’s risk level. Under normal circumstances, the Outlook Today Fund will typically invest 65% of its assets in a mix of fixed income securities and money market instruments and 35% of its assets in equity securities as it seeks stable income production and reduced volatility. The longer time horizon Funds may invest up to 100% of their assets in stocks, but as their target year approaches, their allocation will increasingly resemble the current allocation of the Outlook Today Fund.

24	Outlook Funds Prospectus

The Outlook Today Fund seeks to maximize total return consistent with assuming the lowest risk of any Outlook series. However, unlike the remaining Outlook Funds with target dates, the Outlook Today Fund does not reduce its investment risk through time. Instead, the Fund is expected to maintain its asset allocation as mentioned on the previous page. When one of the other Outlook Funds reaches its target year, it is expected that shareholders will be asked to approve combining such Funds with the Outlook Today Fund.

Model-Driven Decisions

The Funds’ assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA’s investment professionals conduct ongoing research to enhance the model and to ensure that it is keeping pace with the world’s constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such a model.

Asset Allocation Decisions

In buying securities for each Fund, the investment model does not select individual companies. Instead, the model selects a mix of indexes by measuring their risk levels and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The model then allocates a portion of each Fund’s assets to each index appropriate for each Fund. Where practicable, each Fund buys all the securities that comprise a recommended index; otherwise, the Fund buys a representative sample in an effort to match an index’s return as closely as possible. The model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities.

This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

Risk Tolerance

Two general rules of investing have shaped the Funds’ strategies:

•	Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

•	Generally, the longer an investor’s investment time horizon, the greater the investor’s risk tolerance. The investor’s investments have more time to recoup their losses.

The Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund systematically reduces the level of risk. This systematic shift toward more stable investments should help secure the value of your Outlook investment as the time nears for you to begin drawing on it.

Outlook Funds Prospectus	25

Outlook Funds

BGFA does not limit its analysis to long-term expectations. The investment model also takes into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the model will not allocate as much of a Fund’s assets to it as it otherwise might. Conversely, the model may reduce a Fund’s allocation, even when risks have not increased, because the expected return of an investment type or index has fallen. This usually happens because prices in a market have risen so high that the potential for further gain appears limited.

After a Fund Reaches its Target Year

By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a significant portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 35% of the Fund’s assets will be invested in stocks, with the remainder in debt securities and money market instruments.

Permitted Investments

All of the Funds seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes:

•	The Russell 1000 Growth Index, which consists primarily of large-capitalization U.S.stocks with higher than average price-to-book ratios;

•	The Russell 1000 Value Index, which consists primarily of large-capitalization U.S.stocks with lower than average price-to-book ratios;

•	The Russell 2000 Growth Index, which consists primarily of small-capitalization U.S.stocks with higher than average price-to-book ratios;

•	The Russell 2000 Value Index, which consists primarily of small-capitalization U.S.stocks with lower than average price-to-book ratios; and

•	The Morgan Stanley Capital International/Europe, Australasia and Far East Index, which consists primarily of foreign stocks.

We seek exposure to the U.S. fixed income markets by investing in securities representative of the Lehman Brothers U.S. Treasury 3-5 Year Index, which consists primarily of public obligations of the U.S. Treasury with a maturity from 3 up to (but not including) 5 years.

We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. In addition, under normal market circumstances, we may invest in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks.

We are not required to keep a minimum investment in any of the indexes, nor are we prohibited from investing substantially all of our assets in a single asset class. The asset allocation may shift at any time.

26	Outlook Funds Prospectus

Portfolio Allocations

As of February 29, 2004, the Fund’s most recent fiscal year end, each Fund’s asset weighting was as follows:

ASSET CLASS	OUTLOOK TODAY FUND	OUTLOOK 2010 FUND	OUTLOOK 2020 FUND	OUTLOOK 2030 FUND	OUTLOOK 2040 FUND
Money Market Instruments	1%	1%	1%	1%	1%
Bonds	64%	51%	34%	21%	10%
Domestic Large Cap Equity	22%	32%	43%	53%	64%
Domestic Small Cap Equity	4%	4%	5%	5%	6%
Foreign Equity	9%	12%	17%	20%	19%

Portfolio Management

Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of an asset allocation model. BGFA’s investment professionals conduct ongoing research to enhance the model.

Important Risk Factors

The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 6. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 38. These considerations are all important to your investment choice.

Outlook Funds Prospectus	27

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK TODAY FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994

For the period ended:	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
Net asset value, beginning of period	$8.96	$9.79	$9.94	$10.30	$10.52
Income from investment operations:
Net investment income (loss)	0.15	0.21	0.29	0.38	0.38
Net realized and unrealized gain (loss) on investments	1.22	(0.66)	(0.09)	0.21	0.09
Total from investment operations	1.37	(0.45)	0.20	0.59	0.47
Less distributions:
Dividends from net investment income	(0.16)	(0.22)	(0.29)	(0.39)	(0.36)
Distributions from net realized capital gain	0.00	(0.16)	(0.06)	(0.56)	(0.33)
Total from distributions	(0.16)	(0.38)	(0.35)	(0.95)	(0.69)
Net asset value, end of period	$10.17	$8.96	$9.79	$9.94	$10.30
Total return[1]	15.41%	(4.63)%	2.06%	5.79%	4.47%
Ratios/supplemental data:
Net assets, end of period (000s)	$39,856	$33,299	$41,543	$46,316	$44,801
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.28%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.58%	2.12%	2.85%	3.66%	3.29%
Portfolio turnover[3]	33%	53%	51%	58%	55%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.36%	1.60%	1.63%	1.51%	1.45%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the Master Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28	Outlook Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON AUGUST 1, 1998					CLASS C SHARES—COMMENCED ON DECEMBER 1, 1998

Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
$9.12	$9.96	$10.11	$10.44	$10.61	$9.11	$9.94	$10.09	$10.44	$10.62

0.09	0.15	0.23	0.31	0.27	0.08	0.16	0.23	0.34	0.29
1.24	(0.66)	(0.08)	0.24	0.14	1.24	(0.66)	(0.08)	0.21	0.12
1.33	(0.51)	0.15	0.55	0.41	1.32	(0.50)	0.15	0.55	0.41

(0.10)	(0.17)	(0.24)	(0.32)	(0.25)	(0.10)	(0.17)	(0.24)	(0.34)	(0.26)
0.00	(0.16)	(0.06)	(0.56)	(0.33)	0.00	(0.16)	(0.06)	(0.56)	(0.33)
(0.10)	(0.33)	(0.30)	(0.88)	(0.58)	(0.10)	(0.33)	(0.30)	(0.90)	(0.59)
$10.35	$9.12	$9.96	$10.11	$10.44	$10.33	$9.11	$9.94	$10.09	$10.44
14.65%	(5.15)%	1.54%	5.30%	3.87%	14.61%	(5.06)%	1.52%	5.36%	3.91%

$22,616	$19,428	$16,678	$11,425	$6,457	$13,800	$7,822	$7,678	$5,972	$7,243

1.95%	1.80%	1.80%	1.80%	1.80%	1.96%	1.80%	1.80%	1.80%	1.80%
0.91%	1.60%	2.31%	3.15%	2.76%	0.88%	1.61%	2.32%	3.19%	2.77%
33%	53%	51%	58%	55%	33%	53%	51%	58%	55%
2.11%	2.28%	2.26%	2.00%	2.17%	2.10%	2.23%	2.26%	1.97%	2.13%

Outlook Funds Prospectus	29

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2010 FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994

For the period ended:	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
Net asset value, beginning of period	$10.25	$11.65	$12.22	$12.88	$13.27
Income from investment operations:
Net investment income (loss)	0.15	0.19	0.28	0.35	0.34
Net realized and unrealized gain (loss) on investments	1.98	(1.33)	(0.45)	(0.15)	0.66
Total from investment operations	2.13	(1.14)	(0.17)	0.20	1.00
Less distributions:
Dividends from net investment income	(0.16)	(0.20)	(0.27)	(0.35)	(0.34)
Distributions from net realized capital gain	0.00	(0.06)	(0.13)	(0.51)	(1.05)
Total from distributions	(0.16)	(0.26)	(0.40)	(0.86)	(1.39)
Net asset value, end of period	$12.22	$10.25	$11.65	$12.22	$12.88
Total return[1]	20.94%	(9.86)%	(1.43)%	1.41%	7.50%
Ratios/supplemental data:
Net assets, end of period (000s)	$88,910	$68,977	$89,878	$107,161	$89,056
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.28%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.36%	1.69%	2.25%	2.74%	2.45%
Portfolio turnover[3]	31%	65%	39%	54%	49%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.33%	1.44%	1.53%	1.43%	1.39%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the Master Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30	Outlook Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MARCH 1, 1997					CLASS C SHARES—COMMENCED ON DECEMBER 1, 1998

Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
$10.26	$11.66	$12.23	$12.88	$13.25	$10.35	$11.75	$12.32	$12.97	$13.29

0.08	0.13	0.20	0.28	0.25	0.07	0.13	0.20	0.29	0.21
1.98	(1.33)	(0.43)	(0.14)	0.68	2.00	(1.33)	(0.43)	(0.16)	0.72
2.06	(1.20)	(0.23)	0.14	0.93	2.07	(1.20)	(0.23)	0.13	0.93

(0.09)	(0.14)	(0.21)	(0.28)	(0.25)	(0.09)	(0.14)	(0.21)	(0.27)	(0.20)
0.00	(0.06)	(0.13)	(0.51)	(1.05)	0.00	(0.06)	(0.13)	(0.51)	(1.05)
(0.09)	(0.20)	(0.34)	(0.79)	(1.30)	(0.09)	(0.20)	(0.34)	(0.78)	(1.25)
$12.23	$10.26	$11.66	$12.23	$12.88	$12.33	$10.35	$11.75	$12.32	$12.97
20.16%	(10.34)%	(1.92)%	0.93%	6.96%	20.13%	(10.29)%	(1.90)%	0.89%	6.91%

$34,284	$32,831	$41,166	$36,727	$29,937	$8,190	$5,631	$5,919	$5,850	$5,364

1.95%	1.80%	1.80%	1.80%	1.80%	1.96%	1.80%	1.80%	1.80%	1.80%
0.70%	1.19%	1.73%	2.23%	1.93%	0.67%	1.18%	1.74%	2.24%	1.88%
31%	65%	39%	54%	49%	31%	65%	39%	54%	49%
2.09%	2.13%	2.12%	1.95%	1.94%	2.08%	2.21%	2.12%	1.96%	2.52%

Outlook Funds Prospectus	31

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2020 FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994

For the period ended:	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
Net asset value, beginning of period	$10.36	$12.29	$13.28	$14.78	$14.91
Income from investment operations:
Net investment income (loss)	0.14	0.14	0.13	0.24	0.24
Net realized and unrealized gain (loss) on investments	2.60	(1.93)	(0.87)	(0.75)	1.33
Total from investment operations	2.74	(1.79)	(0.74)	(0.51)	1.57
Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.14)	(0.23)	(0.24)
Distributions from net realized capital gain	0.00	0.00	(0.11)	(0.74)	(1.46)
Return of capital	0.00	0.00	0.00	(0.02)	0.00
Total from distributions	(0.14)	(0.14)	(0.25)	(0.99)	(1.70)
Net asset value, end of period	$12.96	$10.36	$12.29	$13.28	$14.78
Total return[1]	26.58%	(14.65)%	(5.57)%	(3.79)%	10.45%
Ratios/supplemental data:
Net assets, end of period (000s)	$139,981	$105,206	$137,265	$154,871	$176,460
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.28%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.16%	1.16%	1.35%	1.63%	1.52%
Portfolio turnover[3]	31%	62%	29%	39%	43%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.32%	1.42%	1.50%	1.39%	1.33%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the Master Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32	Outlook Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MARCH 1, 1997					CLASS C SHARES—COMMENCED ON DECEMBER 1, 1998

Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
$10.28	$12.18	$13.17	$14.66	$14.79	$10.34	$12.26	$13.25	$14.74	$14.82

0.06	0.07	0.07	0.16	0.15	0.06	0.07	0.07	0.16	0.11
2.57	(1.90)	(0.87)	(0.74)	1.33	2.60	(1.92)	(0.87)	(0.74)	1.37
2.63	(1.83)	(0.80)	(0.58)	1.48	2.66	(1.85)	(0.80)	(0.58)	1.48

(0.06)	(0.07)	(0.08)	(0.16)	(0.15)	(0.07)	(0.07)	(0.08)	(0.16)	(0.10)
0.00	0.00	(0.11)	(0.74)	(1.46)	0.00	0.00	(0.11)	(0.74)	(1.46)
0.00	0.00	0.00	(0.01)	0.00	0.00	0.00	0.00	(0.01)	0.00
(0.06)	(0.07)	(0.19)	(0.91)	(1.61)	(0.07)	(0.07)	(0.19)	(0.91)	(1.56)
$12.85	$10.28	$12.18	$13.17	$14.66	$12.93	$10.34	$12.26	$13.25	$14.74
25.71%	(15.04)%	(6.09)%	(4.25)%	9.90%	25.79%	(15.12)%	(6.06)%	(4.26)%	9.87%

$32,803	$31,052	$43,280	$47,591	$47,472	$8,040	$5,330	$6,767	$6,308	$3,009

1.95%	1.80%	1.80%	1.80%	1.80%	1.96%	1.80%	1.80%	1.80%	1.80%
0.51%	0.66%	0.85%	1.12%	1.02%	0.47%	0.66%	0.83%	1.15%	0.92%
31%	62%	29%	39%	43%	31%	62%	29%	39%	43%
2.08%	2.13%	2.08%	1.94%	1.95%	2.07%	2.20%	2.08%	1.96%	3.28%

Outlook Funds Prospectus	33

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2030 FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994

For the period ended:	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
Net asset value, beginning of period	$10.48	$13.34	$15.13	$16.96	$17.15
Income from investment operations:
Net investment income (loss)	0.13	0.11	0.12	0.17	0.17
Net realized and unrealized gain (loss) on investments	3.17	(2.40)	(1.43)	(1.17)	2.03
Total from investment operations	3.30	(2.29)	(1.31)	(1.00)	2.20
Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.12)	(0.16)	(0.17)
Distributions from net realized capital gain	(0.12)	(0.45)	(0.36)	(0.67)	(2.22)
Total from distributions	(0.25)	(0.57)	(0.48)	(0.83)	(2.39)
Net asset value, end of period	$13.53	$10.48	$13.34	$15.13	$16.96
Total return[1]	31.73%	(17.40)%	(8.68)%	(6.29)%	12.63%
Ratios/supplemental data:
Net assets, end of period (000s)	$106,449	$75,953	$100,884	$133,569	$140,867
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.28%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.15%	0.88%	0.81%	0.97%	0.96%
Portfolio turnover[3]	27%	68%	27%	27%	26%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.33%	1.52%	1.57%	1.41%	1.37%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the Master Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

34	Outlook Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MARCH 1, 1997					CLASS C SHARES—COMMENCED ON DECEMBER 1, 1998

Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
$10.32	$13.13	$14.88	$16.72	$16.93	$10.33	$13.14	$14.90	$16.74	$16.94

0.06	0.04	0.05	0.07	0.08	0.06	0.05	0.04	0.08	0.06
3.11	(2.35)	(1.39)	(1.16)	2.01	3.12	(2.36)	(1.39)	(1.17)	2.01
3.17	(2.31)	(1.34)	(1.09)	2.09	3.18	(2.31)	(1.35)	(1.09)	2.07

(0.06)	(0.05)	(0.05)	(0.08)	(0.08)	(0.07)	(0.05)	(0.05)	(0.08)	(0.05)
(0.12)	(0.45)	(0.36)	(0.67)	(2.22)	(0.12)	(0.45)	(0.36)	(0.67)	(2.22)
(0.18)	(0.50)	(0.41)	(0.75)	(2.30)	(0.19)	(0.50)	(0.41)	(0.75)	(2.27)
$13.31	$10.32	$13.13	$14.88	$16.72	$13.32	$10.33	$13.14	$14.90	$16.74
30.82%	(17.76)%	(9.10)%	(6.79)%	12.13%	30.88%	(17.78)%	(9.12)%	(6.79)%	12.05%

$21,131	$20,319	$27,913	$34,570	$36,406	$5,559	$2,791	$3,412	$3,467	$1,293

1.94%	1.80%	1.80%	1.80%	1.80%	1.96%	1.80%	1.80%	1.80%	1.80%
0.50%	0.38%	0.30%	0.47%	0.44%	0.45%	0.39%	0.29%	0.49%	0.36%
27%	68%	27%	27%	26%	27%	68%	27%	27%	26%
2.09%	2.21%	2.17%	2.00%	1.98%	2.08%	2.44%	2.17%	2.16%	5.37%

Outlook Funds Prospectus	35

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2040 FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994

For the period ended:	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
Net asset value, beginning of period	$10.65	$13.55	$15.50	$18.78	$17.87
Income from investment operations:
Net investment income (loss)	0.12[6]	0.08[6]	0.03	0.02	0.05
Net realized and unrealized gain (loss) on investments	3.75	(2.81)	(1.80)	(1.98)	2.78
Total from investment operations	3.87	(2.73)	(1.77)	(1.96)	2.83
Less distributions:
Dividends from net investment income	(0.12)	(0.08)	0.00	(0.03)	(0.05)
Distributions from net realized capital gain	0.00	(0.09)	(0.18)	(1.29)	(1.87)
Total from distributions	(0.12)	(0.17)	(0.18)	(1.32)	(1.92)
Net asset value, end of period	$14.40	$10.65	$13.55	$15.50	$18.78
Total return[1]	36.52%	(20.24)%	(11.45)%	(11.09)%	15.65%
Ratios/supplemental data:
Net assets, end of period (000s)	$156,806	$111,546	$169,829	$218,085	$306,002
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.27%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	0.95%	0.65%	0.24%	0.15%	0.24%
Portfolio turnover[4]	18%	54%	14%	20%	29%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]	1.33%	1.49%	1.55%	1.41%	1.36%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
[3]	Distribution was less than $.01 per share.
[4]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the Master Portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated based upon average shares outstanding.

36	Outlook Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MARCH 1, 1997					CLASS C SHARES—COMMENCED ON JULY 1, 1998

Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
$10.28	$13.08	$15.05	$18.34	$17.52	$10.28	$13.09	$15.06	$18.34	$17.53

0.04[6]	0.02[6]	(0.05)	(0.05)	(0.04)	0.03[6]	0.02[6]	(0.04)	(0.05)	(0.04)
3.61	(2.70)	(1.74)	(1.95)	2.73	3.62	(2.71)	(1.75)	(1.94)	2.72
3.65	(2.68)	(1.79)	(2.00)	2.69	3.65	(2.69)	(1.79)	(1.99)	2.68

(0.07)	(0.03)	0.00	0.00[3]	0.00	(0.07)	(0.03)	0.00	0.00[3]	0.00
0.00	(0.09)	(0.18)	(1.29)	(1.87)	0.00	(0.09)	(0.18)	(1.29)	(1.87)
(0.07)	(0.12)	(0.18)	(1.29)	(1.87)	(0.07)	(0.12)	(0.18)	(1.29)	(1.87)
$13.86	$10.28	$13.08	$15.05	$18.34	$13.86	$10.28	$13.09	$15.06	$18.34
35.58%	(20.60)%	(11.93)%	(11.53)%	15.07%	35.62%	(20.66)%	(11.92)%	(11.52)%	15.07%

$42,603	$43,980	$67,290	$84,993	$93,757	$5,146	$3,767	$5,432	$6,349	$6,095

1.94%	1.80%	1.80%	1.80%	1.80%	1.94%	1.80%	1.80%	1.80%	1.80%
0.31%	0.15%	(0.27)%	(0.35)%	(0.28)%	0.28%	0.15%	(0.27)%	(0.35)%	(0.30)%
18%	54%	14%	20%	29%	18%	54%	14%	20%	29%
2.09%	2.23%	2.14%	2.05%	1.95%	2.08%	2.31%	2.14%	1.96%	2.55%

Outlook Funds Prospectus	37

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivative” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U. S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

38	Outlook Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Outlook Funds Prospectus	39

Additional Strategies and General Investment Risks

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section on page 27 for additional information. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

40	Outlook Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g., to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought and sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

Credit, Counter-Party and Leverage Risk
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio values.

Credit, Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk

Outlook Funds Prospectus	41

Additional Strategies and General Investment Risks

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk

42	Outlook Funds Prospectus

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Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER
Barclays Global Fund Advisors 45 Fremont Street, San Francisco, CA Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

44	Outlook Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[        ] billion in mutual fund assets.

The Sub-Adviser

Barclays Global Fund Advisors (“BGFA”), a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for each of the Funds. In this capacity, BGFA invests the Funds’ assets according to an asset allocation model. No particular individuals are responsible for the day-to-day management of the Funds. As of December 31, 2004, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of $[        ] trillion.

BGFA is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Outlook Funds Prospectus	45

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is expected to be available on our website at www.wellsfargoadvantagefunds.com in the second quarter of 2005. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

46	Outlook Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lowest of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Outlook Funds Prospectus	47

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

48	Outlook Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”) prior to purchase , you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value on the date of original purchase of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV and money market fund shares) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

Outlook Funds Prospectus	49

Reductions and Waivers of Sales Charges

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Internal Revenue Code Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

50	Outlook Funds Prospectus

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Outlook Today	0.75%	0.75%
Outlook 2010	0.75%	0.75%
Outlook 2020	0.75%	0.75%
Outlook 2030	0.75%	0.75%
Outlook 2040	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Outlook Funds Prospectus	51

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of any Wells Fargo Advantage money market fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors

52	Outlook Funds Prospectus

who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Outlook Funds Prospectus	53

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

54	Outlook Funds Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a

Outlook Funds Prospectus	55

Your Account

Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

56	Outlook Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage Outlook Today Fund, Class C.”

Outlook Funds Prospectus	57

Your Account

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the section on buying shares for the first time By Mail.

58	Outlook Funds Prospectus

How to Buy Shares

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 57 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 57. Be sure to have the wiring bank include your current account number and the name your account is registered in.

Outlook Funds Prospectus	59

Your Account How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargofunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

60	Outlook Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Outlook Funds Prospectus	61

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Then select the Fund and Class you would like to purchase and specify an amount of at least $50. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income at least quarterly and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

62	Outlook Funds Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Outlook Funds Prospectus	63

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

64	Outlook Funds Prospectus

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Outlook Funds Prospectus	65

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your Investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the fund.

66	Outlook Funds Prospectus

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price (“POP”)

The NAV with the sales load added.

Quantitatively Measured Risk

Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the funds’ distributors that allows him/her to sell a fund’s shares.

Outlook Funds Prospectus	67

Glossary

Shareholder Servicing Agent

Anyone appointed by the fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Time Horizon

An investment time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

68	Outlook Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefund.com.

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P007 (04/05) ICA Reg. No.

811-09253

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Outlook Funds®

Prospectus

Wells Fargo Advantage Outlook Today Fund® Wells Fargo Advantage Outlook 2010 FundSM Wells Fargo Advantage Outlook 2020 FundSM Wells Fargo Advantage Outlook 2030 FundSM Wells Fargo Advantage Outlook 2040 FundSM

Administrator Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Advantage Outlook Funds

Outlook Funds Overview

See the Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

The Outlook Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund’s target year.

In buying securities for each Fund, Barclays Global Fund Advisors (“BGFA”), the Funds’ investment sub-adviser, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to the indexes appropriate for each Fund. Where practicable, the Funds buy all the securities that comprise a recommended index; otherwise, the Funds buy a representative sample in an effort to match an index’s return as closely as possible. This investment model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities, and does not try to avoid individual underperforming securities, nor does it try to pick individual investments that might outperform the indexes. This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

FUND	OBJECTIVE

Outlook Today Fund	The Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

Outlook 2010 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

Outlook 2020 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

Outlook 2030 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

Outlook 2040 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

4	Outlook Funds Prospectus

The Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds and money market instruments to capture returns and reduce risk consistent with a stated investment time horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons generally have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGIES

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy that is designed to maintain the lowest risk profile of all the Outlook Funds. The Outlook Today Fund continues to allocate a significant portion of its assets to stocks and bonds in addition to money market instruments. On average, we expect that we will invest about 35% of the Fund’s assets in stocks, with the rest in bonds and money market instruments. As of the end of the Fund’s last fiscal year, the Outlook Today Fund held about 35% of its assets in stocks, 64% of its assets in bonds, and the rest of its assets in money market instruments.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2010. As of the end of the Fund’s last fiscal year, the Outlook 2010 Fund held about 48% of its assets in stocks, 51% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2020. As of the end of the Fund’s last fiscal year, the Outlook 2020 Fund held about 65% of its assets in stocks, 34% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2030. As of the end of the Fund’s last fiscal year, the Outlook 2030 Fund held about 78% of its assets in stocks, 21% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2040. As of the end of the Fund’s last fiscal year, the Outlook 2040 Fund held about 89% of its assets in stocks, 10% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

Outlook Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund descriptions beginning on page 24;

•	the “Additional Strategies and General Investment Risks” section beginning on page 32; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds; the shorter time horizon Funds, such as the Outlook Today and Outlook 2010 Funds, typically invest a majority of their assets in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

The Funds invest in equity securities; the longer time horizon Funds, such as the Outlook 2030 and Outlook 2040 Funds, typically invest a majority of their assets in equity securities. Equity securities are subject to market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company, the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts)

6	Outlook Funds Prospectus

COMMON RISKS FOR THE FUNDS (Continued)

are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Outlook Funds Prospectus	7

Performance History

The Funds in this Prospectus were formerly “feeder” funds in a master/feeder arrangement, whereby each Fund invested all of its assets in a corresponding “master” fund with a substantially identical investment objective and investment strategies. As of June 23, 2001, the Funds became stand-alone funds that invest directly in a portfolio of securities. The information shown below and in the financial highlights for each of the Funds includes the activity of the Fund when it was a feeder in a master/feeder arrangement.

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of several appropriate broad-based indexes.

Please remember that past performance is no guarantee of future results.

Outlook Today Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 7.21%	Worst Qtr.:	Q3 ‘02 • (4.36)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares and does not reflect sales charges. If they did, returns would be lower. The Administrator Class shares’ year-to-date performance through March 31, 2004 was 1.96%.

8	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/03	1 year	5 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	11.89%	4.01%	6.18%
Administrator Class Returns After Taxes on Distributions	11.14%	2.46%	4.01%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	7.70%	2.58%	4.01%
Russell 3000 Index (reflects no deduction for expenses or taxes)	31.06%	0.37%	10.90%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.45%	6.52%	6.73%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	38.59%	(0.05)%	3.71%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.66%	3.49%	4.91%
[1]	Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Administrator Class shares. Class A shares incepted March 1, 1994.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	9

Performance History

Outlook 2010 Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 9.99%	Worst Qtr.:	Q3 ‘02 • (8.55)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares and does not reflect sales charges. If they did, returns would be lower. The Administrator Class shares’ year-to-date performance through March 31, 2004 was 2.09%.

10	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	15.99%	2.76%	7.67%
Administrator Class Returns After Taxes on Distributions	15.30%	1.35%	5.68%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	10.36%	1.66%	5.50%
Russell 3000 Index (reflects no deduction for expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.66%	3.49%	4.91%
[1]	Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Administrator Class shares. Class A shares incepted March 1, 1994.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	11

Performance History

Outlook 2020 Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 14.48%	Worst Qtr.:	Q3 ‘02 • (11.76)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares and does not reflect sales charges. If they did, returns would be lower. The Administrator Class shares’ year-to-date performance through March 31, 2004 was 2.18%.

12	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	20.01%	1.19%	8.23%
Administrator Class Returns After Taxes on Distributions	19.40%	0.03%	6.31%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	12.97%	0.53%	6.10%
Russell 3000 Index (reflects no deduction for expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.66%	3.49%	4.91%
[1]	Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Administrator Class shares. Class A shares incepted March 1, 1994.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	13

Performance History

Outlook 2030 Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 17.93%	Worst Qtr.:	Q3 ‘02 • (13.98)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares and does not reflect sales charges. If they did, returns would be lower. The Administrator Class shares’ year-to-date performance through March 31, 2004 was 2.59%.

14	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	23.75%	0.36%	8.80%
Administrator Class Returns After Taxes on Distributions	22.76%	(1.02)%	6.94%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	15.39%	(0.19)%	6.74%
Russell 3000 Index (reflects no deduction for expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.66%	3.49%	4.91%
[1]	Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Administrator Class shares. Class A shares incepted March 1, 1994.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	15

Performance History

Outlook 2040 Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 21.54%	Worst Qtr.:	Q3 ‘02 • (16.08)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares and does not reflect sales charges. If they did, returns would be lower. The Administrator Class shares’ year-to-date performance through March 31, 2004 was 2.48%.

16	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	27.49%	(0.68)%	9.21%
Administrator Class Returns After Taxes on Distributions	26.97%	(1.59)%	7.39%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	17.83%	(0.81)%	7.13%
Russell 3000 Index (reflects no deduction for expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.66%	3.49%	4.91%
[1]	Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Administrator Class shares. Class A shares incepted March 1, 1994.
[2]	Morgan Stanley Capital International Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	17

Outlook Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Outlook Today Fund	Outlook 2010 Fund
Management Fees[1]	0.65%	0.65%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.48%	0.45%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.13%	1.10%
Fee Waivers	0.18%	0.15%

NET EXPENSES[3]	0.95%	0.95%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for each Fund’s management fee. The management fee charged to a Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for each Fund is as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
[2]	Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The Adviser has committed through June 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio can only be increased with the approval of the Board of Trustees.

18	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund	Outlook 2030 Fund	Outlook 2040 Fund
0.65%	0.65%	0.65%
0.00%	0.00%	0.00%
0.45%	0.45%	0.46%

1.10%	1.10%	1.11%
0.15%	0.15%	0.16%

0.95%	0.95%	0.95%

Outlook Funds Prospectus	19

Outlook Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Outlook Today Fund	Outlook 2010 Fund
1 YEAR	$97	$97
3 YEARS	$341	$335
5 YEARS	$605	$592
10 YEARS	$1,359	$1,327

20	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund	Outlook 2030 Fund	Outlook 2040 Fund
$97	$97	$97
$335	$335	$337
$592	$592	$596
$1,327	$1,327	$1,337

Outlook Funds Prospectus	21

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Key Information

Key Terms

An “asset class” is a broad category of investments such as “bonds” or “equities.” “Allocation” refers to the distribution of portfolio assets among two or more asset classes and among indexes within each asset class. The Outlook Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund’s investment objective and risk tolerance.

In this Prospectus,” we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Outlook Funds Prospectus	23

Outlook Funds

Investment Objectives

Each Fund seeks to provide investors with an asset allocation strategy designed to maximize total return for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular Outlook Fund based on their investment time horizon.

Specifically:

•	Outlook Today Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

•	Outlook 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

•	Outlook 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

•	Outlook 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

•	Outlook 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

Investment Strategies

The Funds were the first funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed income securities than short-term investment goals. The allocation of each Fund gradually grows more conservative as the target year indicated in the Fund’s title approaches. You are encouraged to choose the Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

Keep in mind, however, that the target year also serves as a guide to the relative risk exposure of each Fund, where the Outlook 2040 Fund has the most aggressive asset allocation and the Outlook Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Outlook 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive Outlook Fund for a near-term investment goal.

Each Fund follows an asset allocation strategy among three broad investment classes: equities of domestic and foreign issuers, debt securities and cash in the form of money market instruments. We allocate and reallocate assets among a wide range of indexes representing U.S. and foreign common stocks, fixed income securities and money market instruments according to the recommended mix suitable for each Fund’s risk level. Under normal circumstances, the Outlook Today Fund will typically invest 65% of its assets in a mix of fixed income securities and money market instruments and 35% of its assets in equity securities as it seeks stable income production and reduced volatility. The longer time horizon Funds may invest up to 100% of their assets in stocks, but as their target year approaches, their allocation will increasingly resemble the current allocation of the Outlook Today Fund.

24	Outlook Funds Prospectus

The Outlook Today Fund seeks to maximize total return consistent with assuming the lowest risk of any Outlook series. However, unlike the remaining Outlook Funds with target dates, the Outlook Today Fund does not reduce its investment risk through time. Instead, the Fund is expected to maintain its asset allocation as mentioned on the previous page. When one of the other Outlook Funds reaches its target year, it is expected that shareholders will be asked to approve combining such Funds with the Outlook Today Fund.

Model-Driven Decisions

The Funds’ assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA’s investment professionals conduct ongoing research to enhance the model and to ensure that it is keeping pace with the world’s constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such a model.

Asset Allocation Decisions

In buying securities for each Fund, the investment model does not select individual companies. Instead, the model selects a mix of indexes by measuring their risk levels and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The model then allocates a portion of each Fund’s assets to each index appropriate for each Fund. Where practicable, each Fund buys all the securities that comprise a recommended index; otherwise, the Fund buys a representative sample in an effort to match an index’s return as closely as possible. The model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities.

This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

Risk Tolerance

Two general rules of investing have shaped the Funds’ strategies:

•	Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

•	Generally, the longer an investor’s investment time horizon, the greater the investor’s risk tolerance. The investor’s investments have more time to recoup their losses.

The Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund

Outlook Funds Prospectus	25

Outlook Funds

systematically reduces the level of risk. This systematic shift toward more stable investments should help secure the value of your Outlook investment as the time nears for you to begin drawing on it.

BGFA does not limit its analysis to long-term expectations. The investment model also takes into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the model will not allocate as much of a Fund’s assets to it as it otherwise might. Conversely, the model may reduce a Fund’s allocation, even when risks have not increased, because the expected return of an investment type or index has fallen. This usually happens because prices in a market have risen so high that the potential for further gain appears limited.

After a Fund Reaches its Target Year

By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a significant portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 35% of the Fund’s assets will be invested in stocks, with the remainder in debt securities and money market instruments.

Permitted Investments

All of the Funds seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes:

•	The Russell 1000 Growth Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;

•	The Russell 1000 Value Index, which consists primarily of large-capitalization U.S. stocks with lower than average price-to-book ratios;

•	The Russell 2000 Growth Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

•	The Russell 2000 Value Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios; and

•	The Morgan Stanley Capital International/Europe, Australasia and Far East Index, which consists primarily of foreign stocks.

We seek exposure to the U.S. fixed income markets by investing in securities representative of the Lehman Brothers U.S. Treasury 3-5 Year Index, which consists primarily of public obligations of the U.S. Treasury with a maturity from 3 up to (but not including) 5 years.

We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. In addition, under normal market circumstances, we may invest in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks.

We are not required to keep a minimum investment in any of the indexes, nor are we prohibited from investing substantially all of our assets in a single asset class. The asset allocation may shift at any time.

26	Outlook Funds Prospectus

Portfolio Allocations

As of February 29, 2004, the Fund’s most recent fiscal year end, each Fund’s asset weighting was as follows:

ASSET CLASS	OUTLOOK TODAY FUND	OUTLOOK 2010 FUND	OUTLOOK 2020 FUND	OUTLOOK 2030 FUND	OUTLOOK 2040 FUND
Money Market Instruments	1%	1%	1%	1%	1%
Bonds	64%	51%	34%	21%	10%
Domestic Large Cap Equity	22%	32%	43%	53%	64%
Domestic Small Cap Equity	4%	4%	5%	5%	6%
Foreign Equity	9%	12%	17%	20%	19%

Portfolio Management

Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of an asset allocation model. BGFA’s investment professionals conduct ongoing research to enhance the model.

Important Risk Factors

The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 6. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

Outlook Funds Prospectus	27

Outlook Funds

This table is intended to help you understand the Fund’s Administrator class financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with their report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK TODAY FUND ADMINISTRATOR CLASS—COMMENCED ON NOV. 8, 1999

For the period ended:	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
Net asset value, beginning of period	$9.10	$9.94	$10.08	$10.36	$10.66
Income from investment operations:
Net investment income (loss)	0.19	0.23	0.30	0.36	0.08
Net realized and unrealized gain (loss) on investments	1.23	(0.66)	(0.07)	0.25	0.00
Total from investment operations	1.42	(0.43)	0.23	0.61	0.08
Less distributions:
Dividends from net investment income	(0.19)	(0.25)	(0.31)	(0.33)	(0.05)
Distributions from net realized capital gain	0.00	(0.16)	(0.06)	(0.56)	(0.33)
Return of capital	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.19)	(0.41)	(0.37)	(0.89)	(0.38)
Net asset value, end of period	$10.33	$9.10	$9.94	$10.08	$10.36
Total return[1]	15.73%	(4.32)%	2.40%	5.94%	0.53%
Ratios/supplemental data:
Net assets, end of period (000s)	$12,410	$8,732	$9,052	$3,954	$134
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.97%	1.00%	1.03%	1.04%	1.00%
Ratio of net investment income (loss) to average net assets	1.89%	2.42%	3.06%	3.88%	3.56%
Portfolio turnover[3]	33%	53%	51%	58%	55%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.03%	1.17%	1.29%	1.16%	1.05%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the Master Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28	Outlook Funds Prospectus

Financial Highlights

OUTLOOK 2010 FUND ADMINISTRATOR CLASS—COMMENCED ON NOV. 8, 1999					OUTLOOK 2020 FUND ADMINISTRATOR CLASS—COMMENCED ON NOV. 8, 1999

Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
$10.33	$11.75	$12.32	$12.95	$13.83	$10.47	$12.42	$13.42	$14.89	$16.01

0.19	0.21	0.29	0.33	0.07	0.18	0.17	0.16	0.24	0.06

1.99	(1.33)	(0.43)	(0.12)	0.13	2.62	(1.94)	(0.87)	(0.72)	0.30
2.18	(1.12)	(0.14)	0.21	0.20	2.80	(1.77)	(0.71)	(0.48)	0.36

(0.19)	(0.24)	(0.30)	(0.33)	(0.03)	(0.17)	(0.18)	(0.18)	(0.23)	(0.02)
0.00	(0.06)	(0.13)	(0.51)	(1.05)	0.00	0.00	(0.11)	(0.74)	(1.46)
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.02)	0.00
(0.19)	(0.30)	(0.43)	(0.84)	(1.08)	(0.17)	(0.18)	(0.29)	(0.99)	(1.48)
$12.32	$10.33	$11.75	$12.32	$12.95	$13.10	$10.47	$12.42	$13.42	$14.89
21.33%	(9.60)%	(1.14)%	1.52%	1.08%	26.96%	(14.35)%	(5.30)%	(3.58)%	1.74%

$63,530	$42,649	$36,548	$22,299	$1,661	$116,214	$89,948	$94,895	$64,541	$3,879

0.96%	1.00%	1.03%	1.04%	1.00%	0.96%	1.00%	1.03%	1.04%	1.00%

1.66%	1.98%	2.48%	3.03%	2.72%	1.48%	1.46%	1.60%	1.93%	1.69%
31%	65%	39%	54%	49%	31%	62%	29%	39%	43%

1.00%	1.05%	1.21%	1.08%	1.01%	0.99%	1.01%	1.18%	1.04%	1.01%

Outlook Funds Prospectus	29

Outlook Funds

This table is intended to help you understand the Fund’s Administrator class financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with their report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2030 FUND ADMINISTRATOR CLASS—COMMENCED ON NOV. 8, 1999

For the period ended:	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
Net asset value, beginning of period	$10.57	$13.45	$15.24	$17.07
Income from investment operations:
Net investment income (loss)	0.18	0.14	0.15	0.17
Net realized and unrealized gain (loss) on investments	3.19	(2.41)	(1.42)	(1.16)
Total from investment operations	3.37	(2.27)	(1.27)	(0.99)
Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.16)	(0.17)
Distributions from net realized capital gain	(0.12)	(0.45)	(0.36)	(0.67)
Return of capital	0.00	0.00	0.00	0.00
Total from distributions	(0.29)	(0.61)	(0.52)	(0.84)
Net asset value, end of period	$13.65	$10.57	$13.45	$15.24
Total return[1]	32.13%	(17.10)%	(8.47)%	(6.08)%
Ratios/supplemental data:
Net assets, end of period (000s)	$56,586	$35,203	$30,749	$19,156
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.96%	1.00%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets	1.46%	1.17%	1.05%	1.27%
Portfolio turnover[3]	27%	68%	27%	27%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.00%	1.07%	1.24%	1.05%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the Master Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based upon average shares outstanding.

30	Outlook Funds Prospectus

Financial Highlights

	OUTLOOK 2040 FUND ADMINISTRATOR CLASS—COMMENCED ON NOV. 8, 1999

Feb. 29, 2000	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
$18.73	$10.77	$13.71	$15.64	$18.90	$19.97

0.03	0.16[5]	0.12[5]	0.07	0.07	0.00
0.54	3.81	(2.85)	(1.82)	(1.99)	0.80
0.57	3.97	(2.73)	(1.75)	(1.92)	0.80

(0.01)	(0.15)	(0.12)	0.00	(0.05)	0.00
(2.22)	0.00	(0.09)	(0.18)	(1.29)	(1.87)
0.00	0.00	0.00	0.00	0.00	0.00
(2.23)	(0.15)	(0.21)	(0.18)	(1.34)	(1.87)
$17.07	$14.59	$10.77	$13.71	$15.64	$18.90
2.39%	37.06%	(20.02)%	(11.22)%	(10.80)%	3.27%

$1,203	$33,396	$29,829	$33,976	$31,613	$1,069

1.00%	0.96%	1.00%	1.02%	1.04%	1.00%
1.06%	1.29%	0.96%	0.54%	0.46%	0.24%
26%	18%	54%	14%	20%	29%
1.02%	1.01%	1.03%	1.22%	1.07%	1.01%

Outlook Funds Prospectus	31

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivative” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

32	Outlook Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower or greater than expected, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Outlook Funds Prospectus	33

Additional Strategies and General Investment Risks

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section on page 27 for additional information. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

34	Outlook Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g., to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought and sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage, and Credit Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits
(currently one-third of total assets, including the value of collateral received).

Credit, Counter-Party and Leverage Risk
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk

Options

The right to buy or sell a security based on an agreed upon price at a specified time.
Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

Credit, Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk

Outlook Funds Prospectus	35

Additional Strategies and General Investment Risks

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk

36	Outlook Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Barclays Global Fund Advisors 45 Fremont Street, San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Outlook Funds Prospectus	37

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

The Sub-Adviser

Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for each of the Funds. In this capacity, BGFA invests the Funds’ assets according to an asset allocation model. No particular individuals are responsible for the day-to-day management of the Funds. As of December 31, 2004, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of $[    ] trillion.

BGFA is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of the Funds pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

38	Outlook Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Outlook Funds Prospectus	39

Your Account	How to Buy Shares

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least [$10] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee;

•	Registered investment adviser account programs that charge an asset based fee;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios);

•	Trust Department of Wells Fargo Bank purchasing shares on behalf of their clients in a fiduciary capacity; and

•	Institutions who invest a minimum initial amount of $1 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may

40	Outlook Funds Prospectus

How to Buy Shares

include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Outlook Funds Prospectus	41

Your Account How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

42	Outlook Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

Outlook Funds Prospectus	43

Your Account

excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

44	Outlook Funds Prospectus

Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Outlook Funds Prospectus	45

Other Information

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

46	Outlook Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Outlook Funds Prospectus	47

Glossary

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Quantitatively Measured Risk

Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Time Horizon

An investment time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

48	Outlook Funds Prospectus

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Outlook Funds Prospectus	49

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

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P008 (04/05) ICA Reg. No.

811-09253

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Wells Fargo Advantage Outlook Funds®

Prospectus

Wells Fargo Advantage Outlook Today Fund®

Wells Fargo Advantage Outlook 2010 FundSM

Wells Fargo Advantage Outlook 2020 FundSM

Wells Fargo Advantage Outlook 2030 FundSM

Wells Fargo Advantage Outlook 2040 FundSM

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Advantage Outlook Funds

Outlook Funds Overview

See the Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

The Outlook Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund’s target year.

In buying securities for each Fund, Barclays Global Fund Advisors (“BGFA”), the Funds’ investment sub-adviser, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to the indexes appropriate for each Fund. Where practicable, the Funds buy all the securities that comprise a recommended index; otherwise, the Funds buy a representative sample in an effort to match an index’s return as closely as possible. This investment model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities, and does not try to avoid individual underperforming securities, nor does it try to pick individual investments that might outperform the indexes. This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

FUND	OBJECTIVE

Outlook Today Fund	The Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

Outlook 2010 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

Outlook 2020 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

Outlook 2030 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

Outlook 2040 Fund	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

4	Outlook Funds Prospectus

The Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds and money market instruments to capture returns and reduce risk consistent with a stated investment time horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons generally have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGIES

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy that is designed to maintain the lowest risk profile of all the Outlook Funds. The Outlook Today Fund continues to allocate a significant portion of its assets to stocks and bonds in addition to money market instruments. On average, we expect that we will invest about 35% of the Fund’s assets in stocks, with the rest in bonds and money market instruments. As of the end of the Fund’s last fiscal year, the Outlook Today Fund held about 35% of its assets in stocks, 64% of its assets in bonds, and the rest of its assets in money market instruments.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2010. As of the end of the Fund’s last fiscal year, the Outlook 2010 Fund held about 48% of its assets in stocks, 51% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2020. As of the end of the Fund’s last fiscal year, the Outlook 2020 Fund held about 65% of its assets in stocks, 34% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2030. As of the end of the Fund’s last fiscal year, the Outlook 2030 Fund held about 78% of its assets in stocks, 21% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2040. As of the end of the Fund’s last fiscal year, the Outlook 2040 Fund held about 89% of its assets in stocks, 10% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

Outlook Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund descriptions beginning on page 24;

•	the “Additional Strategies and General Investment Risks” section beginning on page 32; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds; the shorter time horizon Funds, such as the Outlook Today and Outlook 2010 Funds, typically invest a majority of their assets in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

The Funds invest in equity securities; the longer time horizon Funds, such as the Outlook 2030 and Outlook 2040 Funds, typically invest a majority of their assets in equity securities. Equity securities are subject to market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company, the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency,

6	Outlook Funds Prospectus

COMMON RISKS FOR THE FUNDS

custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Outlook Funds Prospectus	7

Performance History

The Funds in this Prospectus were formerly “feeder” funds in a master/feeder arrangement, whereby each Fund invested all of its assets in a corresponding “master” fund with a substantially identical investment objective and investment strategies. As of June 23, 2001, the Funds became stand-alone funds that invest directly in a portfolio of securities. The information shown below and in the financial highlights for each of the Funds includes the activity of the Fund when it was a feeder in a master/feeder arrangement.

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one- and five-year periods and for the life of the Fund are compared to the performance of several appropriate broad-based indexes.

Please remember that past performance is no guarantee of future results.

Outlook Today Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 7.21%	Worst Qtr.:	Q3 ‘02 • (4.36)%

*	Performance shown reflects the performance of the Administrator Class shares. The year-to-date performance through March 31, 2004 was 1.96%.

8	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional1 Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/03	1 year	5 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	11.89%	4.01%	6.18%
Institutional Class Returns After Taxes on Distributions	11.14%	2.46%	4.01%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	7.70%	2.58%	4.01%
Russell 3000 Index (reflects no deduction for expenses or taxes)	31.06%	0.37%	10.90%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.45%	6.52%	6.73%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	38.59%	(0.05)%	3.71%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.66%	3.49%	4.91%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Institutional Class shares. The Administrator Class shares’ returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	9

Performance History

Outlook 2010 Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘98 • 9.99%	Worst Qtr.:	Q3 ‘02 • (8.55)%

*	Performance shown reflects the performance of the Administrator Class shares. The year-to-date performance through March 31, 2004 was 2.09%.

10	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional1 Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	15.99%	2.76%	7.67%
Institutional Class Returns After Taxes on Distributions	15.30%	1.35%	5.68%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	10.36%	1.66%	5.50%
Russell 3000 Index (reflects no deduction for expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.66%	3.49%	4.91%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Institutional Class shares. The Administrator Class shares’ returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	11

Performance History

Outlook 2020 Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘98 • 14.48%	Worst Qtr.:	Q3 ‘02 • (11.76)%

*	Performance shown reflects the performance of the Administrator Class shares. The year-to-date performance through March 31, 2004 was 2.18%.

12	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional1 Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	20.01%	1.19%	8.23%
Institutional Class Returns After Taxes on Distributions	19.40%	0.03%	6.31%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	12.97%	0.53%	6.10%
Russell 3000 Index (reflects no deduction for expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.66%	3.49%	4.91%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Institutional Class shares. The Administrator Class shares’ returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	13

Performance History

Outlook 2030 Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘98 • 17.93%	Worst Qtr.:	Q3 ‘02 • (13.98)%

*	Performance shown reflects the performance of the Administrator Class shares. The year-to-date performance through March 31, 2004 was 2.59%.

14	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional1 Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	23.75%	0.36%	8.80%
Institutional Class Returns After Taxes on Distributions	22.76%	(1.02)%	6.94%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	15.39%	(0.19)%	6.74%
Russell 3000 Index (reflects no deduction for expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.66%	3.49%	4.91%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Institutional Class shares. The Administrator Class shares’ returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	15

Performance History

Outlook 2040 Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘98 • 21.54%	Worst Qtr.:	Q3 ‘02 • (16.08)%

*	Performance shown reflects the performance of the Administrator Class shares. The year-to-date performance through March 31, 2004 was 2.48%.

16	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional1 Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 year	Life of Fund
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	27.49%	(0.68)%	9.21%
Institutional Class Returns After Taxes on Distributions	26.97%	(1.59)%	7.39%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	17.83%	(0.81)%	7.13%
Russell 3000 Index (reflects no deduction for expenses or taxes)	31.06%	0.37%	10.90%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	38.59%	(0.05)%	3.71%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.45%	6.52%	6.73%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.66%	3.49%	4.91%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Institutional Class shares. The Administrator Class shares’ returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.
[2]	Morgan Stanley Capital International Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	17

Outlook Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Outlook Today Fund	Outlook 2010 Fund
Management Fees[1]	0.65%	0.65%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.21%	0.21%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.86%	0.86%
Fee Waivers	0.11%	0.11%

NET EXPENSES[3]	0.75%	0.75%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for each Fund’s management fee. The management fee charged to a Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for each Fund is as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
[2]	Other expenses are based on estimated amounts for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The Adviser has committed through June 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio can only be increased with the approval of the Board of Trustees.

18	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund	Outlook 2030 Fund	Outlook 2040 Fund
0.65%	0.65%	0.65%
0.00%	0.00%	0.00%
0.21%	0.21%	0.21%

0.86%	0.86%	0.86%
0.11%	0.11%	0.11%

0.75%	0.75%	0.75%

Outlook Funds Prospectus	19

Outlook Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Outlook Today Fund	Outlook 2010 Fund
1 YEAR	$77	$77
3 YEARS	$263	$263
5 YEARS	$466	$466
10 YEARS	$1,051	$1,051

20	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund	Outlook 2030 Fund	Outlook 2040 Fund
$77	$77	$77
$263	$263	$263
$466	$466	$466
$1,051	$1,051	$1,051

Outlook Funds Prospectus	21

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Key Information

Key Terms

An “asset class” is a broad category of investments such as “bonds” or “equities.” “Allocation” refers to the distribution of portfolio assets among two or more asset classes and among indexes within each asset class. The Outlook Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund’s investment objective and risk tolerance.

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Outlook Funds Prospectus	23

Outlook Funds

Investment Objectives

Each Fund seeks to provide investors with an asset allocation strategy designed to maximize total return for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular Outlook Fund based on their investment time horizon.

Specifically:

•	Outlook Today Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

•	Outlook 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

•	Outlook 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

•	Outlook 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

•	Outlook 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

Investment Strategies

The Funds were the first funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed income securities than short-term investment goals. The allocation of each Fund gradually grows more conservative as the target year indicated in the Fund’s title approaches. You are encouraged to choose the Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

Keep in mind, however, that the target year also serves as a guide to the relative risk exposure of each Fund, where the Outlook 2040 Fund has the most aggressive asset allocation and the Outlook Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Outlook 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive Outlook Fund for a near-term investment goal.

Each Fund follows an asset allocation strategy among three broad investment classes: equities of domestic and foreign issuers, debt securities and cash in the form of money market instruments. We allocate and reallocate assets among a wide range of indexes representing U.S. and foreign common stocks, fixed income securities and money market instruments according to the recommended mix suitable for each Fund’s risk level. Under normal circumstances, the Outlook Today Fund will typically invest 65% of its assets in a mix of fixed income securities and money market instruments and 35% of its assets in equity securities as it seeks stable income production and reduced volatility. The longer time horizon Funds may invest up to 100% of their assets in stocks, but as their target year approaches, their allocation will increasingly resemble the current allocation of the Outlook Today Fund.

The Outlook Today Fund seeks to maximize total return consistent with assuming the lowest risk of any Outlook series. However, unlike the remaining Outlook Funds with target dates, the Outlook Today Fund does not reduce its investment risk through time. Instead, the Fund is expected to maintain its asset allocation as mentioned above. When one of the other Outlook Funds reaches its target year, it is expected that shareholders will be asked to approve combining such Funds with the Outlook Today Fund.

24	Outlook Funds Prospectus

Model-Driven Decisions

The Funds’ assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA’s investment professionals conduct ongoing research to enhance the model and to ensure that it is keeping pace with the world’s constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such a model.

Asset Allocation Decisions

In buying securities for each Fund, the investment model does not select individual companies. Instead, the model selects a mix of indexes by measuring their risk levels and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The model then allocates a portion of each Fund’s assets to each index appropriate for each Fund. Where practicable, each Fund buys all the securities that comprise a recommended index; otherwise, the Fund buys a representative sample in an effort to match an index’s return as closely as possible. The model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities.

This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

Risk Tolerance

Two general rules of investing have shaped the Funds’ strategies:

•	Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

•	Generally, the longer an investor’s investment time horizon, the greater the investor’s risk tolerance. The investor’s investments have more time to recoup their losses.

The Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund systematically reduces the level of risk. This systematic shift toward more stable investments should help secure the value of your Outlook investment as the time nears for you to begin drawing on it.

BGFA does not limit its analysis to long-term expectations. The investment model also takes into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the model will not allocate as much of a Fund’s assets to it as it otherwise might. Conversely, the model may reduce a Fund’s allocation, even when risks have not increased, because the expected return of an investment type or index has fallen. This usually happens because prices in a market have risen so high that the potential for further gain appears limited.

Outlook Funds Prospectus	25

Outlook Funds

After a Fund Reaches its Target Year

By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a significant portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 35% of the Fund’s assets will be invested in stocks, with the remainder in debt securities and money market instruments.

Permitted Investments

All of the Funds seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes:

•	The Russell 1000 Growth Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;

•	The Russell 1000 Value Index, which consists primarily of large-capitalization U.S. stocks with lower than average price-to-book ratios;

•	The Russell 2000 Growth Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

•	The Russell 2000 Value Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios; and

•	The Morgan Stanley Capital International/Europe, Australasia and Far East Index, which consists primarily of foreign stocks.

We seek exposure to the U.S. fixed income markets by investing in securities representative of the Lehman Brothers U.S. Treasury 3-5 Year Index, which consists primarily of public obligations of the U.S. Treasury with a maturity from 3 up to (but not including) 5 years.

We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. In addition, under normal market circumstances, we may invest in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks.

We are not required to keep a minimum investment in any of the indexes, nor are we prohibited from investing substantially all of our assets in a single asset class. The asset allocation may shift at any time.

26	Outlook Funds Prospectus

Portfolio Allocations

As of February 29, 2004, the Fund’s most recent fiscal year end, each Fund’s asset weighting was as follows:

ASSET CLASS	OUTLOOK TODAY FUND	OUTLOOK 2010 FUND	OUTLOOK 2020 FUND	OUTLOOK 2030 FUND	OUTLOOK 2040 FUND
Money Market Instruments	1%	1%	1%	1%	1%
Bonds	64%	51%	34%	21%	10%
Domestic Large Cap Equity	22%	32%	43%	53%	64%
Domestic Small Cap Equity	4%	4%	5%	5%	6%
Foreign Equity	9%	12%	17%	20%	19%

Portfolio Management

Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of an asset allocation model. BGFA’s investment professionals conduct ongoing research to enhance the model.

Important Risk Factors

The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 6. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

Outlook Funds Prospectus	27

Outlook Funds

The table below shows the financial performance of the Administrator Class shares of the Fund. The table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with their report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK TODAY FUND ADMINISTRATOR CLASS—COMMENCED ON NOV. 8, 1999

For the period ended:	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
Net asset value, beginning of period	$9.10	$9.94	$10.08	$10.36	$10.66
Income from investment operations:
Net investment income (loss)	0.19	0.23	0.30	0.36	0.08
Net realized and unrealized gain (loss) on investments	1.23	(0.66)	(0.07)	0.25	0.00
Total from investment operations	1.42	(0.43)	0.23	0.61	0.08
Less distributions:
Dividends from net investment income	(0.19)	(0.25)	(0.31)	(0.33)	(0.05)
Distributions from net realized capital gain	0.00	(0.16)	(0.06)	(0.56)	(0.33)
Return of capital	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.19)	(0.41)	(0.37)	(0.89)	(0.38)
Net asset value, end of period	$10.33	$9.10	$9.94	$10.08	$10.36
Total return[1]	15.73%	(4.32)%	2.40%	5.94%	0.53%
Ratios/supplemental data:
Net assets, end of period (000s)	$12,410	$8,732	$9,052	$3,954	$134
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.97%	1.00%	1.03%	1.04%	1.00%
Ratio of net investment income (loss) to average net assets	1.89%	2.42%	3.06%	3.88%	3.56%
Portfolio turnover[3]	33%	53%	51%	58%	55%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.03%	1.17%	1.29%	1.16%	1.05%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the Master Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28	Outlook Funds Prospectus

Financial Highlights

OUTLOOK 2010 FUND ADMINISTRATOR CLASS—COMMENCED ON NOV. 8, 1999					OUTLOOK 2020 FUND ADMINISTRATOR CLASS—COMMENCED ON NOV. 8, 1999

Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
$10.33	$11.75	$12.32	$12.95	$13.83	$10.47	$12.42	$13.42	$14.89	$16.01

0.19	0.21	0.29	0.33	0.07	0.18	0.17	0.16	0.24	0.06
1.99	(1.33)	(0.43)	(0.12)	0.13	2.62	(1.94)	(0.87)	(0.72)	0.30
2.18	(1.12)	(0.14)	0.21	0.20	2.80	(1.77)	(0.71)	(0.48)	0.36

(0.19)	(0.24)	(0.30)	(0.33)	(0.03)	(0.17)	(0.18)	(0.18)	(0.23)	(0.02)
0.00	(0.06)	(0.13)	(0.51)	(1.05)	0.00	0.00	(0.11)	(0.74)	(1.46)
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.02)	0.00
(0.19)	(0.30)	(0.43)	(0.84)	(1.08)	(0.17)	(0.18)	(0.29)	(0.99)	(1.48)
$12.32	$10.33	$11.75	$12.32	$12.95	$13.10	$10.47	$12.42	$13.42	$14.89
21.33%	(9.60)%	(1.14)%	1.52%	1.08%	26.96%	(14.35)%	(5.30)%	(3.58)%	1.74%

$63,530	$42,649	$36,548	$22,299	$1,661	$116,214	$89,948	$94,895	$64,541	$3,879

0.96%	1.00%	1.03%	1.04%	1.00%	0.96%	1.00%	1.03%	1.04%	1.00%
1.66%	1.98%	2.48%	3.03%	2.72%	1.48%	1.46%	1.60%	1.93%	1.69%
31%	65%	39%	54%	49%	31%	62%	29%	39%	43%

1.00%	1.05%	1.21%	1.08%	1.01%	0.99%	1.01%	1.18%	1.04%	1.01%

Outlook Funds Prospectus	29

Outlook Funds

The table below shows the financial performance of the Administrator Class shares of the Fund. The table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with their report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2030 FUND ADMINISTRATOR CLASS—COMMENCED ON NOV. 8, 1999

For the period ended:	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
Net asset value, beginning of period	$10.57	$13.45	$15.24	$17.07
Income from investment operations:
Net investment income (loss)	0.18	0.14	0.15	0.17
Net realized and unrealized gain (loss) on investments	3.19	(2.41)	(1.42)	(1.16)
Total from investment operations	3.37	(2.27)	(1.27)	(0.99)
Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.16)	(0.17)
Distributions from net realized capital gain	(0.12)	(0.45)	(0.36)	(0.67)
Return of capital	0.00	0.00	0.00	0.00
Total from distributions	(0.29)	(0.61)	(0.52)	(0.84)
Net asset value, end of period	$13.65	$10.57	$13.45	$15.24
Total return[1]	32.13%	(17.10)%	(8.47)%	(6.08)%
Ratios/supplemental data:
Net assets, end of period (000s)	$56,586	$35,203	$30,749	$19,156
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.96%	1.00%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets	1.46%	1.17%	1.05%	1.27%
Portfolio turnover[3]	27%	68%	27%	27%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.00%	1.07%	1.24%	1.05%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the Master Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based upon average shares outstanding.

30	Outlook Funds Prospectus

Financial Highlights

	OUTLOOK 2040 FUND ADMINISTRATOR CLASS—COMMENCED ON NOV. 8, 1999

Feb. 29, 2000	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 29, 2000
$18.73	$10.77	$13.71	$15.64	$18.90	$19.97

0.03	0.16[5]	0.12[5]	0.07	0.07	0.00
0.54	3.81	(2.85)	(1.82)	(1.99)	0.80
0.57	3.97	(2.97)	(1.75)	(1.92)	0.80

(0.01)	(0.15)	(0.12)	0.00	(0.05)	0.00
(2.22)	0.00	(0.09)	(0.18)	(1.29)	(1.87)
0.00	0.00	0.00	0.00	0.00	0.00
(2.23)	(0.15)	(0.21)	(0.18)	(1.34)	(1.87)
$17.07	$14.59	$10.77	$13.71	$15.64	$18.90
2.39%	37.06%	(20.02)%	(11.22)%	(10.80)%	3.27%

$1,203	$33,396	$29,829	$33,976	$31,613	$1,069

1.00%	0.96%	1.00%	1.02%	1.04%	1.00%
1.06%	1.29%	0.96%	0.54%	0.46%	0.24%
26%	18%	54%	14%	20%	29%

1.02%	1.01%	1.03%	1.22%	1.07%	1.01%

Outlook Funds Prospectus	31

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivative” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

32	Outlook Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower or greater than expected, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Outlook Funds Prospectus	33

Additional Strategies and General Investment Risks

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section on page 26 for additional information. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

34	Outlook Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g., to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought and sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage, and Credit Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits
(currently one-third of total assets, including the value of collateral received).

Credit, Counter-Party and Leverage Risk
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk

Options

The right to buy or sell a security based on an agreed upon a price at a specified time.
Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

Credit, Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk

Outlook Funds Prospectus	35

Additional Strategies and General Investment Risks

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk

36	Outlook Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Barclays Global Fund Advisors 45 Fremont Street, San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Outlook Funds Prospectus	37

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

The Sub-Adviser

Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for each of the Funds. In this capacity, BGFA invests the Funds’ assets according to an asset allocation model. No particular individuals are responsible for the day-to-day management of the Funds. As of December 31, 2004, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of $[    ] trillion.

BGFA is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

38	Outlook Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Outlook Funds Prospectus	39

Your Account How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least [$100] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios); and

•	Institutions who invest a minimum initial amount of $5 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

40	Outlook Funds Prospectus

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Outlook Funds Prospectus	41

Your Account

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management

42	Outlook Funds Prospectus

Exchanges

monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Outlook Funds Prospectus	43

Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares, and by the Fund with respect to the stocks it holds that are producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy Fund shares shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage to the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

44	Outlook Funds Prospectus

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your institution intermediary immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Outlook Funds Prospectus	45

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the fund.

46	Outlook Funds Prospectus

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Quantitatively Measured Risk

Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Time Horizon

An investment time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

Outlook Funds Prospectus	47

Glossary

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

48	Outlook Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

Printed on Recycled Paper

P069 (04/05)

ICA Reg.No.

811-09253

Printed on Recycled Paper

NOT FDIC INSURED – NO BANK GUARANTEED – MAY LOSE VALUE

Wells Fargo Advantage Life Stage Portfolios

Prospectus

Wells Fargo Advantage Life Stage—Aggressive Portfolio

Wells Fargo Advantage Life Stage—Conservative Portfolio

Wells Fargo Advantage Life Stage—Moderate Portfolio

Investor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Wells Fargo Advantage Life Stage Portfolios Overview

See the individual Portfolio descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus

PORTFOLIO	OBJECTIVE

Aggressive Portfolio	Seeks capital appreciation with a secondary emphasis on current income.

Conservative Portfolio	Seeks a combination of current income and capital appreciation.

Moderate Portfolio	Seeks a combination of capital appreciation and current income.

4	Life Stage Portfolios Prospectus

PRINCIPAL STRATEGIES

We invest the Portfolio’s assets in affiliated mutual funds. We invest 80% of the Portfolio’s assets in stock funds and 20% of its assets in bond funds.

We invest the Portfolio’s assets in affiliated mutual funds. We invest 40% of the Portfolio’s assets in stock funds and 60% of its assets in bond funds.

We invest the Portfolio’s assets in affiliated mutual funds. We invest 60% of the Portfolio’s assets in stock funds and 40% of its assets in bond funds.

Life Stage Portfolios Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Portfolios. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Portfolio descriptions beginning on page 14;

•	the “Additional Strategies and General Investment Risks” section beginning on page 18; and

•	the Portfolios’ Statement of Additional Information.

An investment in a Portfolio is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Portfolio.

The risks associated with each Portfolio are the risks related to each underlying investment company or fund of the Wells Fargo Advantage Fund Family (the “Underlying Fund”) in which the Portfolio invests. Thus, the indirect risks of the Portfolios are the direct risks of the Underlying Funds, which will be discussed in this Prospectus. References in this Prospectus to the investment activities of the Portfolios also refer to the Underlying Funds in which they invest.

COMMON RISKS FOR THE PORTFOLIOS

Investments in Underlying Funds within Wells Fargo Advantage Fund Family

We seek to reduce the risk of your investment by diversifying among a select group of mutual funds in the Wells Fargo Advantage Fund Family that invest in stocks and bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

Debt Securities

The Portfolios invest in certain Underlying Funds that invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in an Underlying Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in an Underlying Fund, unless the instruments have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6	Life Stage Portfolios Prospectus

Equity Securities

The Portfolios invest in certain Underlying Funds that invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio’s investment. Certain types of stocks and certain individual stocks selected for an Underlying Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks selected by the Underlying Funds are based in part on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Portfolios invest in certain Underlying Funds that invest in securities/obligations of foreign issuers, which are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility and those risks related to adverse political, regulatory, market or economic developments. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding or other taxes; trade settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

High Yield Securities

The Portfolios invest in certain Underlying Funds that invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Small Company Securities

The Portfolios invest in Underlying Funds that invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Life Stage Portfolios Prospectus	7

Summary of Important Risks

U.S. Government Obligations

The Portfolios invest in certain Underlying Funds that invest some of their assets in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

8	Life Stage Portfolios Prospectus

Performance History

The Aggressive, Conservative and Moderate Portfolios have been in operation for less than one year; therefore, no performance information is shown for these Portfolios.

Life Stage Portfolios Prospectus	9

Wells Fargo Advantage Life Stage Portfolios

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
All Portfolios
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from portfolio assets)
	Aggressive Portfolio	Conservative Portfolio	Moderate Portfolio
Management Fees	0.00%	0.00%	0.00%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	1.00%	1.02%	0.90%
Underlying Fund Expenses[2]	1.14%	0.85%	1.01%

Total Annual Fund Operating Expenses	2.14%	1.87%	1.91%
Fee Waivers	0.69%	0.62%	0.56%

Net Expenses[3]	1.45%	1.25%	1.35%
[1]	Other expenses are based on estimates for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
[2]	Underlying Fund expenses are estimated. Underlying Fund expenses may be affected by a change in Underlying Funds, fund allocations, and expense ratios at the Underlying Fund level.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolios’ net operating expense ratio shown.

10	Life Stage Portfolios Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that portfolio operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Aggressive Portfolio	Conservative Portfolio	Moderate Portfolio
1 YEAR	$148	$127	$137
3 YEARS	$533	$464	$488
5 YEARS	$1,019	$892	$925
10 YEARS	$2,360	$2,086	$2,139

Life Stage Portfolios Prospectus	11

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolios’ investment adviser. “We” may also refer to the Portfolios’ other service providers. “You” refers to the shareholder or potential investor.

Wells Fargo Advantage Life Stage Portfolios

Each Portfolio is a separate investment portfolio designed to offer you access to an array of mutual funds we manage. Each Portfolio seeks to achieve its objective by allocating its assets across both stock and bond investment styles through investment in a number of Underlying Funds. Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style. Each Portfolio holds an investment portfolio of stock funds, for growth potential, and an investment portfolio of bond funds, for income production, decreased volatility and increased price stability. The Portfolios’ investment adviser may select from a wide range of proprietary mutual funds based upon changing markets and risk/return characteristics of the asset classes. Each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among various equity and bond investment styles. In addition to its own expenses, each Portfolio bears a pro rata portion of the expenses of the Underlying Funds in which it invests. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the mutual funds in which the Portfolio invests. The Portfolios are diversified series of the Trust, an open-end, management investment company.

Asset Allocation Strategy

The adviser allocates each Portfolio’s investments in accordance with the Portfolio’s investment objective among Underlying Funds that represent a broad spectrum of investment options. As a result of target allocation changes, appreciation or depreciation or other circumstances, the percentages of a Portfolio’s assets invested in various Underlying Funds will vary over time. When the Portfolio’s actual allocations deviate by a specified percentage from the target allocations, the adviser rebalances a Portfolio primarily through the use of daily cash flows.

Important information you should look for as you decide to invest in a Portfolio:

The summary information on the previous pages is designed to provide you with an overview of each Portfolio. The sections that follow provide more detailed information about the investments and management of each Portfolio.

12	Life Stage Portfolios Prospectus

Investment Objective and Investment Strategies

The investment objective of each Portfolio in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Portfolio tells you:

•	what the Portfolio is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Portfolio different from the other Portfolios offered in this Prospectus.

Permitted Investments

A summary of each Portfolio’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for each Portfolio, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Life Stage Portfolios Prospectus	13

Life Stage—Aggressive Portfolio

Investment Objective

The Aggressive Portfolio seeks capital appreciation with a secondary emphasis on current income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 80% of its assets to affiliated stock funds and 20% of its assets to affiliated bond funds (the “Underlying Funds”). By investing in several Underlying Funds, the Portfolio achieves diversification as the stock funds offer greater long-term capital appreciation potential, and the bond funds help to decrease risk while providing income.

Stock holdings are diversified across several investment styles. These styles may include, but are not limited to, large company and international. Bond holdings are also diversified across a range of short to intermediate term, income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate bonds. We seek to achieve the Portfolio’s investment objective by allocating assets across various classes of stocks and bonds of a number of Underlying Funds.

Permitted Investments

Under normal circumstances, we invest:

•	80% of total assets in stock funds; and

•	20% of total assets in bond funds.

The percentage of the Portfolio’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

Portfolio Asset Allocation

Under normal circumstances, the allocations for the Portfolio are generally as follows:

Investment Style	Allocation
Large Cap Style	45%
Mid Cap Style	25%
International Style	10%
Money Market Style	1%
Ultra Short-Term and Short-Term Bond Style	14%
Intermediate Bond Style	5%

TOTAL	100%

Important Risk Factors

The Portfolio is primarily subject the risks described in the “Summary of Important Risks” section on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

14	Life Stage Portfolios Prospectus

Life Stage—Conservative Portfolio

Investment Objective

The Conservative Portfolio seeks a combination of current income and capital appreciation.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 60% of its assets to affiliated bond funds and 40% of its assets to affiliated stock funds (the “Underlying Funds”). By investing in several Underlying Funds, the Portfolio achieves diversification as the bond funds help to decrease risk while providing income, and the stock funds offer greater long-term capital appreciation potential.

Bond holdings are diversified across a range of short to intermediate term, income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate bonds. Stock holdings are diversified across several investment styles. These styles may include, but are not limited to, large company and international. We seek to achieve the Portfolio’s investment objective by allocating assets across various classes of bonds and stocks of a number of Underlying Funds.

Permitted Investments

Under normal circumstances, we invest:

•	60% of total assets in bond funds; and

•	40% of total assets in stock funds.

The percentage of the Portfolio’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

Portfolio Asset Allocation

Under normal circumstances, the allocations for the Portfolio are generally as follows:

Investment Style	Allocation
Large Cap Style	26%
Mid Cap Style	11%
International Style	5%
Money Market Style	1%
Ultra Short-Term and Short-Term Bond Style	43%
Intermediate Bond Style	14%

TOTAL	100%

Important Risk Factors

The Portfolio is primarily subject the risks described in the “Summary of Important Risks” section on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

Life Stage Portfolios Prospectus	15

Life Stage—Moderate Portfolio

Investment Objective

The Moderate Portfolio seeks a combination of capital appreciation and current income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 60% of its assets to affiliated stock funds and 40% of its assets to affiliated bond funds (the “Underlying Funds”). By investing in several Underlying Funds, the Portfolio achieves diversification as the stock funds offer greater long-term capital appreciation potential, and the bond funds help to decrease risk while providing income.

Stock holdings are diversified across several investment styles. These styles may include, but are not limited to, large company and international. Bond holdings are also diversified across a range of short to intermediate term, income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate bonds. We seek to achieve the Portfolio’s investment objective by allocating assets across various classes of stocks and bonds of a number of Underlying Funds.

Permitted Investments

Under normal circumstances, we invest:

•	60% of total assets in stock funds; and

•	40% of total assets in bond funds.

The percentage of the Portfolio’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

Portfolio Asset Allocation

Under normal circumstances, the allocations for the Portfolio are generally as follows:

Investment Style	Allocation
Large Cap Style	36%
Mid Cap Style	21%
International Style	5%
Money Market Style	1%
Ultra Short-Term and Short-Term Bond Style	28%
Intermediate Bond Style	9%

TOTAL	100%

Important Risk Factors

The Portfolio is primarily subject the risks described in the “Summary of Important Risks” section on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

16	Life Stage Portfolios Prospectus

The Underlying Funds

The Portfolios invest in affiliated open-end management investment companies with the investment styles listed below. All of these investments are referred to as the Underlying Funds.

(1)	Stock Funds. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.

(2)	Bond Funds. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

The risks associated with each Portfolio are the risks related to each Underlying Fund in which the Portfolio invests, which passes through to the Portfolios. Thus, the indirect risks of the Portfolios are the direct risks for the Underlying Funds, as discussed below.

Important Risk Factors for the Underlying Funds

We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and/or bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and/or bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its investment objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

The Portfolios are primarily subject to the risks described in the “Summary of Important Risks” section beginning on page 6. You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

Life Stage Portfolios Prospectus	17

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Portfolio remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Life Stage Portfolios. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Portfolio will meet its investment objective.

•	We do not guarantee the performance of a Portfolio or an Underlying Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Portfolio, by itself, does not constitute a complete investment plan.

•	Underlying Funds may continue to hold debt securities that cease to be rated by a nationally recognized statistical ratings organization or whose ratings fall below the levels generally permitted for such Portfolio, provided Funds Management deems the security to be of comparable quality to rated or higher-rated instruments. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment-grade bonds.

•	Underlying Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. An Underlying Fund’s investment in foreign markets also may be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Underlying Funds may invest a portion of their assets in U.S.Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Underlying Funds or Portfolios themselves.

18	Life Stage Portfolios Prospectus

•	The Portfolios and certain Underlying Funds in each Portfolio may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The market value of lower-rated debt securities and unrated securities of comparable quality in which the Underlying Funds of the Portfolios may invest tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities in the lowest category of investment-grade securities rated “BBB” by S&P or “Baa” by Moody’s ratings, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Portfolio (and its Underlying Funds) and a table showing some of the additional investment practices that each Portfolio may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of

Life Stage Portfolios Prospectus	19

Additional Strategies and General Investment Risks

foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—Investments in small companies are subject to additional risks, including the risk that such investments generally may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, resulting in increased price volatility.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Portfolio. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Portfolio.

20	Life Stage Portfolios Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Portfolios, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Portfolio’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities.

Remember, each Portfolio is designed to meet different investment needs and objectives.

		AGGRESSIVE PORTFOLIO	CONSERVATIVE PORTFOLIO	MODERATE PORTFOLIO

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the
value determined by the Portfolio. Limited to 15%
of net assets.

	Liquidity Risk	●	●	●

Life Stage Portfolios Prospectus	21

Additional Strategies and General Investment Risks

		AGGRESSIVE PORTFOLIO	CONSERVATIVE PORTFOLIO	MODERATE PORTFOLIO

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers
and financial institutions to increase returns on those securities.
Loans may be made up to 1940 Act limits (currently,
one-third of total assets, including the value of the
collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●

Options

The right or obligation to buy or sell a security based
on an agreed upon price at a specified time. Types of
options used may include: options on securities, options
on a stock index and options on stock index futures to
protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●

Other Mutual Funds

Investments by the Portfolio in shares of other mutual funds, which will cause Portfolio shareholders to bear a pro rata
portion of the Underlying Fund’s expenses, in addition to the expenses paid by the Portfolio.

	Market Risk	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●	●	●

22	Life Stage Portfolios Prospectus

Organization and Management of the Portfolios

A number of different entities provide services to the Portfolios. This section shows how the Portfolios are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Portfolios.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Portfolio’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Portfolios’ activities and approves the selection of various companies hired to manage the Portfolios’ operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Portfolios’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Portfolios’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Portfolios’ assets

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Portfolios’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Portfolio investments

Ú

SHAREHOLDERS

Life Stage Portfolios Prospectus	23

Organization and Management of the Portfolios

The Investment Adviser

Funds Management serves as the investment adviser for each of the Portfolios and is responsible for the day-to-day investment management activities of the Portfolios. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Portfolios’ adviser is responsible for implementing the investment policies and guidelines for the Portfolios. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over [$    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Portfolio. Under this structure, a Portfolio and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Portfolio’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Portfolio: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Portfolio to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Portfolios will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Portfolio’s sub-advisory arrangements without obtaining shareholder approval. The Portfolios will continue to submit matters to shareholders for their approval to the extent required by applicable law.

Fees and Expenses from Underlying Funds

As shown in the table of Annual Fund Operating Expenses, the Portfolios’ shareholders will bear indirectly a pro-rata portion of the expenses of the Underlying Funds in which they invest. In addition, Funds Management, its affiliates and the Portfolios’ distributor, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees from the Underlying Funds and Wells Fargo Bank, N.A., may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

The Administrator

Funds Management provides the Portfolios with administrative services, including general supervision of each Portfolio’s operation, coordination of the other services provided to each Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Portfolio’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Portfolios. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Portfolio pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Portfolios.

24	Life Stage Portfolios Prospectus

Your Account

This section tells you how Portfolio shares are priced, how to open an account and how to buy, sell or exchange Portfolio shares once your account is open.

Pricing Portfolio Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Portfolio shares is based on a Portfolio’s NAV. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed.

•	Each Portfolio’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio’s assets that are invested in other mutual funds, the Portfolio’s NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of the Portfolios’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”). We determine the NAV by subtracting each Portfolio’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Portfolios each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Portfolios will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

•	The Portfolios are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Life Stage Portfolios Prospectus	25

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Portfolio, and $1,000 for a retirement account; and

•	$100 per Portfolio for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class Shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Portfolio—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Portfolio name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Portfolios, the Adviser, the Portfolios’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Portfolios, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Portfolios or for services to the Portfolios and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Portfolios in return for the payments including, without limitation, inclusion of the Portfolios on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Portfolios on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Portfolios for distribution and shareholder servicing, as described in the Portfolios’ Prospectuses and the Statement of Additional Information, the Adviser, the Portfolios’ distributor or their affiliates may pay out of their own assets, and at no cost to the Portfolios, significant amounts to agents for providing services to Portfolio shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Portfolio’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the

26	Life Stage Portfolios Prospectus

National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Portfolios’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Portfolio shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Portfolio shares, may be paid for by the Adviser, the Portfolios’ distributor or its affiliates, subject to applicable NASD regulations.

Life Stage Portfolios Prospectus	27

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Portfolios held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING PORTFOLIO SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds: ATTN CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA
Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)
Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028
Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Portfolio designation or is designated for investment in one of our closed classes of Portfolios, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Portfolio name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Portfolio. For example, “Wells Fargo Advantage Life Stage—Aggressive Portfolio, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

28	Life Stage Portfolios Prospectus

How to Buy Shares

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Portfolio. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Portfolio by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Portfolio, call Investor Services at 1-800-222-8222, for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Life Stage Portfolios Prospectus	29

Your Account

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Portfolio via the Internet, visit our Web site at www.wellsfargoadvantagefunds.com. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Portfolio, you must indicate the Portfolio name and the share class into which you intend to invest.

•	To process your purchase, either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com. to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Portfolio by wire. See page 28 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 28. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

30	Life Stage Portfolios Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Portfolio and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Life Stage Portfolios Prospectus	31

Your Account

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Portfolio shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Portfolio you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

32	Life Stage Portfolios Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Portfolio and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Portfolio into which you wish to exchange.

•	Every exchange involves selling Portfolio shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Portfolio through an exchange, you must exchange at least the minimum first purchase amount for the new Portfolio, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Portfolios you already own must meet the minimum redemption and subsequent purchase amounts for the Portfolios involved.

•	Excessive trading by Portfolio shareholders can negatively impact a Portfolio and its long-term shareholders in several ways, including by disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Portfolio shares can negatively impact a Portfolio’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Portfolios actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Portfolio shareholders. The Board has approved the Portfolios’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. In this regard, the Portfolios take steps to avoid accommodating frequent purchases and redemptions of shares by Portfolio shareholders. Specifically, Funds Management monitors available shareholder trading information across all Portfolios on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Portfolio. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Portfolio and the type of Portfolio involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Portfolios’ policies, the account is prevented from

Life Stage Portfolios Prospectus	33

Your Account Exchanges

purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Portfolios’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

34	Life Stage Portfolios Prospectus

Additional Services and Other Information

Automatic Plans

These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Then select the Fund and Class you would like to purchase and specify an amount of at least $50. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this program, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this program, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this program, you:

•	must have a Portfolio account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With the Payroll Direct Deposit Plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Conservative Portfolio makes distributions of net investment income quarterly and net capital gains at least annually. The Aggressive and Moderate Portfolios make such distributions at least annually.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, Medallion Guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•

Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Funds account. In order to establish a new linked bank account, you must send a written Medallion Guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of

Life Stage Portfolios Prospectus	35

Additional Services and Other Information

record by check at the earliest date possible, and future distributions will be automatically reinvested.

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund/Portfolio and account the distributions are coming from, and the Fund/Portfolio and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund/Portfolio prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Portfolio and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Portfolio shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Portfolio’s shareholders substantially all of the Portfolio’s net investment income and realized net capital gains, if any. Distributions from a Portfolio’s ordinary income and net short-term capital gains, if any, generally will be taxable to you as ordinary income. Distributions from the Portfolio’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio’s sales and exchanges after May 5, 2003. Also, if you’re an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Absent further legislation, these reduced tax rates will expire after December 31, 2008.

Distributions from a Portfolio normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Portfolio shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Portfolio shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Portfolio shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Portfolio sells the appreciated securities and distributes the realized gain. The Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Portfolio shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Portfolio shares may be disallowed.

In certain circumstances, Portfolio shareholders may be subject to back-up withholding taxes.

36	Life Stage Portfolios Prospectus

Householding

To help keep Portfolio expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all

Life Stage Portfolios Prospectus	37

Additional Services and Other Information

registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Portfolios reserve the right to redeem your account at the current day’s NAV.

38	Life Stage Portfolios Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or distributions. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Portfolios.

Capital Appreciation, Capital Growth

An increase in the value of a security. Together with “Current Income” (see below), constitutes total return.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. Together, current income and capital growth constitute total return.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Portfolio to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Portfolios’ total assets. Non-diversified funds are not required to comply with such investment policies.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Life Stage Portfolios Prospectus	39

Glossary

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Portfolio.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

40	Life Stage Portfolios Prospectus

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Portfolio’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Portfolios’ distributors allowing it to sell a Portfolio’s shares.

Shareholder Serving Agent

Anyone appointed by the Portfolio to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Life Stage Portfolios Prospectus	41

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Portfolio performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P016 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage WealthBuilderSM Portfolios

Prospectus

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio Wells Fargo Advantage WealthBuilder Equity Portfolio (formerly named the Growth and Income Portfolio) Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (formerly named the Growth Portfolio)

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Wells Fargo Advantage WealthBuilder Portfolios Overview

See the individual Portfolio descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

PORTFOLIO	OBJECTIVE

Conservative Allocation Portfolio	Seeks current income with a secondary emphasis on capital appreciation.

Moderate Balanced Portfolio	Seeks a combination of current income and capital appreciation.

Growth Balanced Portfolio	Seeks a combination of capital appreciation and current income.

Growth Allocation Portfolio	Seeks capital appreciation with a secondary emphasis on current income.

Equity Portfolio (formerly named the Growth and Income Portfolio)	Seeks long-term capital appreciation with no emphasis on income.

4	WealthBuilder Portfolios Prospectus

PRINCIPAL STRATEGIES
The Conservative Allocation Portfolio is a highly diversified investment consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds help to decrease risk and provide income, while stocks offer long-term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio. The bond holdings are diversified across a wide range of short to intermediate term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. The stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company and international. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of bonds and stocks of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 80% of total assets in bond funds and 20% of total assets in stock funds.
The Moderate Balanced Portfolio is a highly diversified investment consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds help to decrease risk and provide income, while stocks offer long- term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio. The bond holdings are diversified across a wide range of short to intermediate term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. The stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company and international. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of bonds and stocks of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 60% of total assets in bond funds and 40% of total assets in stock funds.
The Growth Balanced Portfolio is a highly diversified investment consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio. The stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company and international. The bond holdings are also diversified across a wide range of intermediate term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 65% of total assets in stock funds and 35% of total assets in bond funds.
The Growth Allocation Portfolio is a highly diversified investment consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio. The stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company and international. The bond holdings are also diversified across a wide range of intermediate term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 80% of total assets in stock funds and 20% of total assets in bond funds.
The Equity Portfolio is a diversified equity investment consisting of mutual funds that employ different and complementary investment styles to provide potential for growth. These styles include: large company growth stocks—for their strong earnings growth potential; large company value stocks—representing out-of-favor companies with relatively higher distributions for greater total return potential; small company stocks—for their dramatic growth potential; and international stocks—for increased diversification and global growth opportunities. We seek to achieve the Portfolio’s investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 100% of total assets in stock funds.

WealthBuilder Portfolios Prospectus	5

Wells Fargo Advantage WealthBuilder Portfolios Overview

See the individual Portfolio descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

PORTFOLIO	OBJECTIVE

Tactical Equity Portfolio (formerly named the Growth Portfolio)	Seeks long-term capital appreciation with no emphasis on income.

6	WealthBuilder Portfolios Prospectus

PRINCIPAL STRATEGIES

The Tactical Equity Portfolio is a diversified equity investment consisting of mutual funds that employ different and complementary investment styles to provide potential for growth. These styles include: large company growth stocks—for their strong earnings growth potential; large company value stocks—representing out-of-favor companies with relatively higher distributions for greater total return potential; small company stocks—for their dramatic growth potential; and international stocks—for increased diversification and foreign growth opportunities. We seek to achieve the Portfolio’s investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated funds. Under normal circumstances, we invest 100% of total assets in stock funds.

WealthBuilder Portfolios Prospectus	7

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Portfolios. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Portfolio descriptions beginning on page 20;

•	the “Additional Strategies and General Investment Risks” section beginning on page 35; and

•	the Portfolios’ Statement of Additional Information.

An investment in a Portfolio is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Portfolio.

The risks associated with each Portfolio are the risks related to each underlying investment company or fund (the “Underlying Fund”) in which the Portfolio invests. Thus, the indirect risks of the Portfolios are the direct risks of the Underlying Funds, which will be discussed in this Prospectus. References in this Prospectus to the investment activities of the Portfolios also refer to the Underlying Funds in which they invest.

COMMON RISKS FOR THE PORTFOLIOS

Investments in Underlying Funds

We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

Equity Securities

We invest in certain Underlying Funds which in turn invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio’s investment. Certain types of stocks and certain individual stocks selected for an Underlying Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks selected by the Underlying Funds are based in part on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected.

8	WealthBuilder Portfolios Prospectus

Foreign Investments

The Portfolios invest in certain Underlying Funds that invest in securities/obligations of foreign issuers, which are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility and those risks related to adverse political, regulatory, market or economic developments. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding or other taxes; trade settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Small Company Securities

Certain Underlying Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

PORTFOLIO-SPECIFIC RISKS

Debt Securities

The Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios invest in certain Underlying Funds that in turn invest some of their assets in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in an Underlying Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in an Underlying Fund, unless the instruments have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

High Yield Securities

The Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

WealthBuilder Portfolios Prospectus	9

Summary of Important Risks

U.S. Government Obligations

The Portfolios invest in certain Underlying Funds that invest some of their assets in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

10	WealthBuilder Portfolios Prospectus

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Performance History

The information on the following pages shows you how each Portfolio has performed and illustrates the variability of a Portfolio’s returns over time. Each Portfolio’s average annual returns for one- and five-year periods (or the life of the Portfolio, as applicable) are compared to the performance of an appropriate broad-based index (or indexes).

The Conservative Allocation, Moderate Balanced and Growth Allocation Portfolios have been in operation for less than one year; therefore, no performance information is shown for these Portfolios.

Please remember that past performance is no guarantee of future results.

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 17.55%	Worst Qtr.:	Q3 ‘02 • (15.98)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio’s year-to-date performance through June 30, 2004, was 2.44%.

12	WealthBuilder Portfolios Prospectus

The table below provides average annual total return information, both before and after taxes, for the Portfolio’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Portfolio
Growth Balanced Portfolio Returns Before Taxes (Incept. 10/1/97)	22.39%	1.86%	3.92%
Growth Balanced Portfolio Returns After Taxes on Distributions	21.91%	0.92%	3.08%
Growth Balanced Portfolio Returns After Taxes On Distributions and Sale of Fund Shares	14.55%	1.08%	2.91%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	28.67%	(0.57)%	4.10%
LB U.S. Gov’t./Credit Index[3] (reflects no deduction for fees, expenses or taxes)	4.67%	6.66%	7.37%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers U.S. Government/Credit Index.

WealthBuilder Portfolios Prospectus	13

Performance History

Wells Fargo Advantage WealthBuilder Equity Portfolio Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 20.03%	Worst Qtr.:	Q3 ‘02 • (20.53)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio’s year-to-date performance through June 30, 2004, was 3.45%.

The table below provides average annual total return information, both before and after taxes, for the Portfolio’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Portfolio
Equity Portfolio Returns Before Taxes (Incept. 10/1/97)	27.43%	(0.37)%	1.71%
Equity Portfolio Returns After Taxes on Distributions	27.43%	(0.87)%	1.29%
Equity Portfolio Returns After Taxes on Distributions and Sale of Fund Shares	17.83%	(0.56)%	1.26%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	28.67%	(0.57)%	4.10%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

14	WealthBuilder Portfolios Prospectus

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 23.73%	Worst Qtr.:	Q3 ‘02 • (21.66)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Portfolio’s year-to-date performance through June 30, 2004, was 5.28%.

The table below provides average annual total return information, both before and after taxes, for the Portfolio’s shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Portfolio
Tactical Equity Portfolio Returns Before Taxes (Incept. 10/1/97)	29.39%	(0.73)%	2.46%
Tactical Equity Portfolio Returns After Taxes on Distributions	29.39%	(0.83)%	2.36%
Tactical Equity Portfolio Returns After Taxes on Distributions and Sale of Fund Shares	19.11%	(0.66)%	2.07%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	28.67%	(0.57)%	4.10%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

WealthBuilder Portfolios Prospectus	15

Wells Fargo Advantage WealthBuilder Portfolios

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Portfolio. The tables do not reflect the investment advisory fees and other operating expenses of the Underlying Funds. Fees and expenses of the Underlying Funds are reflected in those funds’ performance and thus indirectly in the Portfolio’s performance. These tables do not reflect charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker/dealer or financial institution maintaining the account through which you hold Portfolio shares may charge separate account, service, or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

All Portfolios
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	1.50%
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets)[2]
	Conservative Allocation Portfolio	Moderate Balanced Portfolio	Growth Balanced Portfolio
Management Fees[3]	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses[4]	0.67%	0.67%	0.61%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.62%	1.62%	1.56%
Fee Waivers	0.12%	0.12%	0.06%

NET EXPENSES[5,6]	1.50%	1.50%	1.50%

	Growth Allocation Portfolio	Equity Portfolio	Tactical Equity Portfolio
Management Fees[3]	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses[4]	0.67%	0.64%	0.63%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.62%	1.59%	1.58%
Fee Waivers	0.12%	0.09%	0.08%

NET EXPENSES[5,6]	1.50%	1.50%	1.50%
[1]	Shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “Reductions and Waivers of Sales Charges,” beginning on page 46, for additional information.
[2]	These expense ratios do not include expenses of the Underlying Funds.
[3]	The Portfolios’ investment adviser implemented a breakpoint schedule for the Portfolios’ management fees. The management fees charged to the Portfolios will decline as a Portfolio’s assets grow and will continue to be based on a percentage of the Portfolio’s average daily net assets. The breakpoint schedule for the Portfolios is as follows: 0.20% for assets from $0 to $999 million; 0.175% for assets from $1 billion to $4.99 billion; and 0.15% for assets $5 billion and higher.

16	WealthBuilder Portfolios Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that Portfolio operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Conservative Allocation Portfolio	Moderate Balanced Portfolio	Growth Balanced Portfolio
1 YEAR	$300	$300	$300
3 YEARS	$642	$642	$629
5 YEARS	$—	$—	$982
10 YEARS	$—	$—	$1,974

	Growth Allocation Portfolio	Equity Portfolio	Tactical Equity Portfolio
1 YEAR	$300	$300	$300
3 YEARS	$642	$636	$634
5 YEARS	$—	$994	$990
10 YEARS	$—	$2,003	$1,993

[4]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company and have been adjusted as necessary from amounts incurred during the Portfolio’s most recent fiscal year to reflect current fees and expenses. Other expenses for the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios are based on estimated amounts for the current fiscal year.
[5]	The adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio’s net operating expense ratio shown. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.
[6]	In addition to the Total Annual Operating Expenses which the Portfolios bear directly, the Portfolios’ shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolios invest. Based on the Portfolios’ estimated target allocations, the Portfolios’ indirect expenses from investing in the Underlying Funds are estimated to be as follows: 0.68% for the Conservative Allocation Portfolio, 0.75% for the Moderate Balanced Portfolio, 0.84% for the Growth Balanced Portfolio, 0.89% for the Growth Allocation Portfolio, 0.93% for the Equity Portfolio, and 1.05% for the Tactical Equity Portfolio. Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds’ expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

WealthBuilder Portfolios Prospectus	17

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolios’ investment adviser. “We” may also refer to the Portfolios’ other service providers. “You” refers to the shareholder or potential investor.

Wells Fargo Advantage WealthBuilder Portfolios

Each Portfolio is a separate investment portfolio designed to offer you access to professionally managed mutual funds from well-known fund families. Each Portfolio seeks to achieve its objective by allocating its assets across either various stock investment styles or across both stock and bond investment styles through investment in a number of affiliated and unaffiliated Underlying Funds. Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style. Each Portfolio holds an investment portfolio of stock funds, for growth potential, and the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios hold an investment portfolio of bond funds, for income production, decreased volatility and increased price stability. The Portfolios’ investment adviser may select from a wide range of mutual funds based upon changing markets and risk/return characteristics of the asset classes. Each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among either various equity investment styles, or various equity and bond investment styles. In addition to its own expenses, each Portfolio bears a pro rata portion of the expenses of the Underlying Funds in which it invests. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the mutual funds in which the Portfolio invests. The Portfolios are diversified series of the Trust, an open-end, management investment company.

Asset Allocation Strategy

The adviser allocates each Portfolio’s investments in accordance with the Portfolio’s investment objective among Underlying Funds that represent a broad spectrum of investment options. The adviser uses various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures to assess the relative attractiveness of these investment options and to determine target allocations. The target allocations for the Conservative Allocation, Moderate Balanced, Growth Balanced, Growth Allocation and Tactical Equity Portfolios are determined using tactical allocation models, and thus change from time to time pursuant to market, economic and other factors. The target allocation for the Equity Portfolio is not model-driven, and remains constant. As a result of target allocation changes, appreciation or depreciation or other circumstances, the percentages of a Portfolio’s assets invested in various Underlying Funds will vary over time. When the Portfolio’s actual allocations deviate by a specified percentage from the target allocations, the adviser rebalances a Portfolio primarily through the use of daily cash flows.

Important information you should look for as you decide to invest in a Portfolio:

The summary information on the previous pages is designed to provide you with an overview of each Portfolio. The sections that follow provide more detailed information about the investments and management of each Portfolio.

18	WealthBuilder Portfolios Prospectus

Investment Objective and Investment Strategies

The investment objective of each Portfolio in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Portfolio tells you:

•	what the Portfolio is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Portfolio different from the other Portfolios offered in this Prospectus.

Permitted Investments

A summary of each Portfolio’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for each Portfolio, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

WealthBuilder Portfolios Prospectus	19

WealthBuilder Conservative Allocation Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio seeks current income with a secondary emphasis on capital appreciation.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 20% of its assets to stock funds and 80% of its assets to bond funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation (TAA) Model. We use futures contracts to implement a TAA shift toward stocks or bonds in an effort to enhance the Portfolio’s return. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts. Until the Portfolio attains a sufficient asset level, the Portfolio will invest in certain Underlying Funds to implement TAA shifts by physically reallocating its assets among the Underlying Funds.

The Portfolio is a highly diversified investment, consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds help to decrease risk and provide income, while stocks offer long-term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Bond holdings are diversified across a wide range of short to long-term, income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one asset class that is underperforming while increasing the likelihood of participation when one asset class is outperforming through an active stock/bond asset allocation approach. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of bonds and stocks of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest 80% of total assets in bond funds and 20% of total assets in stock funds. However, the Portfolio uses futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation Model.

Portfolio Asset Allocation

We seek to enhance performance by emphasizing investments in stocks or bonds when market conditions reveal opportunities.

Potential Asset Allocation Ranges
	Neutral Position	Effective Investment Target Range
Bonds Funds	80%	75 - 85%
Stock Funds	20%	15 - 25%

20	WealthBuilder Portfolios Prospectus

Target Allocations
Stock Fund Styles:	20%
Large Company Growth Style		6%
Large Company Value Style		6%
Small Company Style		4%
International Style		4%
Bond Fund Styles:	80%
Short Term U.S. Treasury, Government, Agency and Mortgage-Related Securities		30%
Intermediate and Long Term U.S. Treasury, Government, Agency and Mortgage- Related Securities		20%
Investment Grade Bonds		20%
High-Yield Corporate Bond		5%
International Obligation		5%
TOTAL PORTFOLIO ASSETS	100%

Effective Allocation as of 9/30/04
Stock Fund Styles:	25%
Bond Fund Styles:	75%

	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section on page 8. The Portfolio may also invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	21

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio seeks a combination of current income and capital appreciation.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 60% of its assets to bond funds and 40% of its assets to stock funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation (TAA) Model. We use futures contracts to implement a TAA shift toward stocks or bonds in an effort to enhance the Portfolio’s return. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts. Until the Portfolio attains a sufficient asset level, the Portfolio will invest in certain Underlying Funds to implement TAA shifts by physically reallocating its assets among the Underlying Funds.

The Portfolio is a highly diversified investment, consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds help to decrease risk and provide income, while stocks offer long-term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Bond holdings are diversified across a wide range of short to long-term, income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one asset class that is underperforming while increasing the likelihood of participation when one asset class is outperforming through an active stock/bond asset allocation approach. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of bonds and stocks of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest 60% of total assets in bond funds and 40% of total assets in stock funds. However, the Portfolio uses futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation Model.

Portfolio Asset Allocation

We seek to enhance performance by emphasizing investments in stocks or bonds when market conditions reveal opportunities.

Potential Asset Allocation Ranges
	Neutral Position	Effective Investment Target Range
Bonds Funds	60%	50 - 70%
Stock Funds	40%	30 - 50%

22	WealthBuilder Portfolios Prospectus

Target Allocations
Stock Fund Styles:	40%
Large Company Growth Style		12%
Large Company Value Style		12%
Small Company Style		8%
International Style		8%
Bond Fund Styles:	60%
Short Term U.S. Treasury, Government, Agency and Mortgage-Related Securities		20%
Intermediate and Long Term U.S. Treasury, Government, Agency and Mortgage- Related Securities		15%
Investment Grade Bonds		15%
High-Yield Corporate Bond		5%
International Obligation		5%
TOTAL PORTFOLIO ASSETS	100%

Effective Allocation as of 9/30/04
Stock Fund Styles:	50%
Bond Fund Styles:	50%

	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section on page 8. The Portfolio may also invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	23

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio seeks a combination of capital appreciation and current income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 65% of its assets to stock funds and 35% of its assets to bond funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation (TAA) Model. We use futures contracts to implement a TAA shift toward stocks or bonds in an effort to enhance the Portfolio’s return. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.

The Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. Bond holdings are also diversified across a wide range of intermediate to long-term, income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one asset class that is underperforming while increasing the likelihood of participation when one asset class is outperforming through an active stock/bond asset allocation approach. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest 65% of total assets in stock funds and 35% of total assets in bond funds. However, the Portfolio uses futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation Model.

Portfolio Asset Allocation

We seek to enhance performance by emphasizing investments in stocks or bonds when market conditions reveal opportunities.

Potential Asset Allocation Ranges
	Neutral Position	Effective Investment Target Range Using Futures
Stock Funds	65%	50 - 80%
Bonds Funds	35%	20 - 50%

24	WealthBuilder Portfolios Prospectus

Allocation as of May 31, 2004
Stock Fund Styles:	65%
Large Company Growth Style		19%
Large Company Value Style		20%
Small Company Style		13%
International Style		13%
Bond Fund Styles:	35%
U.S. Treasury, Government, Agency and Mortgage-Related Securities		13%
Investment Grade Bonds		12%
High-Yield Corporate Bonds		5%
International Obligations		5%
TOTAL PORTFOLIO ASSETS	100%

Effective Allocation Using Futures as of May 31, 2004
Stock Fund Styles:	80%
Bond Fund Styles:	20%

	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section on page 8. The Portfolio may also invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	25

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio Financial Highlights

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	PORTFOLIO COMMENCED ON OCTOBER 1, 1997

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000
Net asset value, beginning of period	$9.68	$10.63	$11.69	$12.72	$11.83
Income from investment operations:
Net investment income (loss)	0.08	0.08	0.00	0.07	0.21
Net realized and unrealized gain (loss) on investments	1.52	(0.95)	(0.83)	(0.20)	1.05
Total from investment operations	1.60	(0.87)	(0.83)	(0.13)	1.26
Less distributions:
Distributions from net investment income	(0.13)	(0.08)	(0.16)	(0.11)	(0.14)
Distributions from net realized gain	0.00	0.00	(0.07)	(0.79)	(0.23)
Total distributions	(0.13)	(0.08)	(0.23)	(0.90)	(0.37)
Net asset value, end of period	$11.15	$9.68	$10.63	$11.69	$12.72
Total return[1]	16.52%	(8.10)%	(7.09)%	(1.28)%	10.72%
Ratios/supplemental data:
Net assets, end of period (000s)	$260,922	$162,229	$159,693	$78,469	$33,749
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.21%	1.14%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.75%	0.93%	1.04%	1.51%	1.95%
Portfolio turnover	96%	48%	28%	29%	70%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.21%	1.14%	1.27%	1.52%	1.76%
[1]	Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
[2]	These ratios do not include expenses of any Underlying Fund.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26	WealthBuilder Portfolios Prospectus

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Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio seeks capital appreciation with a secondary emphasis on current income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating 80% of its assets to stock funds and 20% of its assets to bond funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation (TAA) Model. We use futures contracts to implement a TAA shift toward stocks or bonds in an effort to enhance the Portfolio’s return. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts. Until the Portfolio attains a sufficient asset level, the Portfolio will invest in certain Underlying Funds to implement TAA shifts by physically reallocating its assets among the Underlying Funds.

The Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Stock holdings are diversified across many investment styles. These styles include: large company growth, large company value, small company, and international. Bond holdings are also diversified across a wide range of intermediate to long-term, income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one asset class that is underperforming while increasing the likelihood of participation when one asset class is outperforming through an active stock/bond asset allocation approach. We seek to achieve the Portfolio’s investment objective by allocating its assets across various classes of stocks and bonds of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest 80% of total assets in stock funds and 20% of total assets in bond funds. However, the Portfolio uses futures contracts to implement target allocation changes recommended by the Tactical Asset Allocation Model.

Portfolio Asset Allocation

We seek to enhance performance by emphasizing investments in stocks or bonds when market conditions reveal opportunities.

Potential Asset Allocation Ranges
	Neutral Position	Effective Investment Target Range
Stock Funds	80%	65 - 95%
Bonds Funds	20%	5 - 35%

28	WealthBuilder Portfolios Prospectus

Target Allocations
Stock Fund Styles:	80%
Large Company Growth Style		24%
Large Company Value Style		24%
Small Company Style		16%
International Style		16%
Bond Fund Styles:	20%
U.S. Treasury, Government, Agency and Mortgage-Related Securities		7%
Investment Grade Bonds		7%
High-Yield Corporate Bond		3%
International Obligation		3%
TOTAL PORTFOLIO ASSETS	100%

Effective Allocation as of 9/30/04
Stock Fund Styles:	95%
Bond Fund Styles:	5%

	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section on page 8. The Portfolio may also invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

WealthBuilder Portfolios Prospectus	29

Wells Fargo Advantage WealthBuilder Equity Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

Wells Fargo Advantage WealthBuilder Equity Portfolio seeks long-term capital appreciation with no emphasis on income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating its investments among stock funds. The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for growth. These styles include: large company growth stocks—for their strong earnings growth potential; large company value stocks—representing out-of-favor companies with relatively higher distributions for greater total return potential; small company stocks—for their dramatic growth potential; and international stocks—for increased diversification and global growth opportunities.

The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one style that is underperforming, while also increasing the likelihood of participation when one style is outperforming. We seek to achieve the Portfolio’s investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in stock funds.

Portfolio Asset Allocation

We seek to enhance performance with reduced volatility through broad diversification among different equity investment styles.

Allocation as of May 31, 2004
Large Company Growth Style	30%
Large Company Value Style	30%
Small Company Style	20%
International Style	20%
TOTAL PORTFOLIO ASSETS	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section beginning on page 8. You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

30	WealthBuilder Portfolios Prospectus

Financial Highlights

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	PORTFOLIO COMMENCED ON OCTOBER 1, 1997

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000
Net asset value, beginning of period	$8.79	$10.12	$12.03	$14.10	$11.96
Income from investment operations:
Net investment income (loss)	(0.06)	(0.08)	(0.10)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	1.83	(1.25)	(1.62)	(1.33)	2.33
Total from investment operations	1.77	(1.33)	(1.72)	(1.39)	2.27
Less distributions:
Distributions from net investment income	0.00	0.00	(0.19)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.68)	(0.13)
Total distributions	0.00	0.00	(0.19)	(0.68)	(0.13)
Net asset value, end of period	$10.56	$8.79	$10.12	$12.03	$14.10
Total return[1]	20.14%	(13.14)%	(14.36)%	(10.38)%	19.02%
Ratios/supplemental data:
Net assets, end of period (000s)	$87,885	$46,370	$54,218	$43,550	$21,109
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.23%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.74)%	(0.90)%	(0.83)%	(0.63)%	(0.59)%
Portfolio turnover	101%	30%	30%	14%	63%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.24%	1.29%	1.32%	1.78%	2.12%
[1]	Total returns do not include sales charges, and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
[2]	These ratios do not include expenses of any Underlying Fund.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

WealthBuilder Portfolios Prospectus	31

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio

Portfolio Managers:    Galen G. Blomster, CFA; Jeffrey P. Mellas

Investment Objective

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio seeks long-term capital appreciation with no emphasis on income.

Investment Strategies

We seek to achieve the Portfolio’s investment objective by allocating its investments among stock funds. The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for growth. These styles include: large company growth stocks—for their strong earnings growth potential; large company value stocks—representing out-of-favor companies with relatively higher distributions for greater return potential; small company stocks—for their dramatic growth potential; and international stocks—for increased diversification and global growth opportunities. The target allocation among the four equity styles is determined by the Tactical Equity Allocation model.

The Portfolio’s emphasis on diversification helps to moderate volatility by limiting the effect of one style that is underperforming, while also increasing the likelihood of participation when one style is outperforming through the active asset allocation approach. We seek to achieve the Portfolio’s investment objective by allocating its assets among the equity styles of a number of affiliated and non-affiliated Underlying Funds.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in stock funds.

Portfolio Asset Allocation

We seek to enhance performance by shifting assets between equity styles according to market conditions.

Potential Asset Allocation Ranges
	Neutral Position	Investment Target Range
Large Company Stocks	50%	25 - 80%
Small Company Stocks	20%	5 - 45%
International Stocks	30%	10 - 50%

Allocation as of May 31, 2004
Large Company Growth Style	5%
Large Company Value Style	20%
Small Company Style	25%
International Style	50%
TOTAL PORTFOLIO ASSETS	100%

Important Risk Factors

The Portfolio is primarily subject to the risks described in the “Summary of Important Risks” section beginning on page 8. You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

32	WealthBuilder Portfolios Prospectus

Financial Highlights

This table is intended to help you understand the Portfolio’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Portfolio’s financial statements, is also contained in the Portfolio’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	PORTFOLIO COMMENCED ON OCTOBER 1, 1997

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000
Net asset value, beginning of period	$9.42	$11.14	$12.76	$14.97	$12.63
Income from investment operations:
Net investment income (loss)	(0.04)	(0.08)	(0.07)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	2.46	(1.64)	(1.52)	(1.87)	2.42
Total from investment operations	2.42	(1.72)	(1.59)	(1.97)	2.34
Less distributions:
Distributions from net investment income	0.00	0.00	(0.03)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.24)	0.00
Total distributions	0.00	0.00	(0.03)	(0.24)	0.00
Net asset value, end of period	$11.84	$9.42	$11.14	$12.76	$14.97
Total return[1]	25.69%	(15.44)%	(12.46)%	(13.35)%	18.53%
Ratios/supplemental data:
Net assets, end of period (000s)	$105,829	$72,450	$100,476	$81,403	$41,496
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.22%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.82)%	(0.69)%	(1.00)%	(0.99)%
Portfolio turnover	121%	7%	73%	49%	32%
Ratio of expenses to average net assets prior to Waived fees and reimbursed expenses[2,3]	1.23%	1.26%	1.30%	1.69%	1.98%
[1]	Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
[2]	These ratios do not include expenses of any Underlying Fund.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

WealthBuilder Portfolios Prospectus	33

The Underlying Funds

The Portfolios normally invest in affiliated and unaffiliated open-end management investment companies or series thereof with the investment styles listed below. The Portfolios may also invest in closed-end management investment companies and/or unit investment trusts. All of these investments are referred to as the Underlying Funds. Each Portfolio may hold certain securities directly.

(1)	Stock Funds. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.

(2)	Bond Funds. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments. Under normal circumstances, only the Conservative Allocation, Moderate Balanced, Growth Balanced, and Growth Allocation Portfolios invest in bond funds.

The risks associated with each Portfolio are the risks related to each Underlying Fund in which the Portfolio invests, which passes through to the Portfolios. Thus, the indirect risks of the Portfolios are the direct risks for the Underlying Funds, as discussed below.

Important Risk Factors for the Underlying Funds

We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its investment objective.

Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

The Portfolios are primarily subject to the risks described in the “Summary of Important Risks” section beginning on page 8. You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 35. These considerations are all important to your investment choice.

34	WealthBuilder Portfolios Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Portfolio remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo WealthBuilder Portfolios. Certain common risks are identified in the “Summary of Important Risks” section on page 8. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Portfolio will meet its investment objective.

•	We do not guarantee the performance of a Portfolio or an Underlying Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Portfolio, by itself, does not constitute a complete investment plan.

•	Underlying Funds may continue to hold debt securities that cease to be rated by a nationally recognized statistical ratings organization or whose ratings fall below the levels generally permitted for such Portfolio, provided Funds Management deems the security to be of comparable quality to rated or higher-rated instruments. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment-grade bonds.

•	Underlying Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. An Underlying Fund’s investment in foreign markets also may be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Underlying Funds may invest a portion of their assets in U.S.Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Underlying Funds or Portfolios themselves.

WealthBuilder Portfolios Prospectus	35

Additional Strategies and General Investment Risks

•	The Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios and certain Underlying Funds in each Portfolio may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The market value of lower-rated debt securities and unrated securities of comparable quality in which the Underlying Funds of the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios may invest tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities in the lowest category of investment-grade securities rated “BBB” by S&P or “Baa” by Moody’s ratings, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Portfolio (and its Underlying Funds) and a table showing some of the additional investment practices that each Portfolio may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of

36	WealthBuilder Portfolios Prospectus

foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Portfolio’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—Investments in small companies are subject to additional risks, including the risk that such investments generally may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, resulting in increased price volatility.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Portfolio. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Portfolio.

WealthBuilder Portfolios Prospectus	37

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Portfolios, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Portfolio’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities.

Remember, each Portfolio is designed to meet different investment needs and objectives.

		CONSERVATIVE ALLOCATION PORTFOLIO	MODERATE BALANCED PORTFOLIO	GROWTH BALANCED PORTFOLIO	GROWTH ALLOCATION PORTFOLIO	EQUITY PORTFOLIO	TACTICAL EQUITY PORTFOLIO

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●

Emerging Market Securities

Securities of companies based in countries considered
developing or to have “emerging” stock markets. Generally,
these securities have the same type of risks as foreign
securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk					●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●	●	●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	●	●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the
value determined by the Portfolio. Limited to 15%
of net assets.

	Liquidity Risk	●	●	●	●	●	●

38	WealthBuilder Portfolios Prospectus

		CONSERVATIVE ALLOCATION PORTFOLIO	MODERATE BALANCED PORTFOLIO	GROWTH BALANCED PORTFOLIO	GROWTH ALLOCATION PORTFOLIO	EQUITY PORTFOLIO	TACTICAL EQUITY PORTFOLIO

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers
and financial institutions to increase returns on those securities.
Loans may be made up to 1940 Act limits (currently,
one-third of total assets, including the value of the
collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●

Options

The right or obligation to buy or sell a security based
on an agreed upon price at a specified time. Types of
options used may include: options on securities, options
on a stock index and options on stock index futures to
protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●

Other Mutual Funds

Investments by the Portfolio in shares of other mutual funds, which will cause Portfolio shareholders to bear a pro rata
portion of the Underlying Fund’s expenses, in addition to the expenses paid by the Portfolio.

	Market Risk	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk	●	●	●	●	●	●

WealthBuilder Portfolios Prospectus	39

Organization and Management of the Portfolios

A number of different entities provide services to the Portfolios. This section shows how the Portfolios are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Portfolios.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Portfolio’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Portfolios’ activities and approves the selection of various companies hired to manage the Portfolios’ operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Portfolios’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Portfolios’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Portfolios’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for the day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Portfolios’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Portfolio investments

Ú

SHAREHOLDERS

40	WealthBuilder Portfolios Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Portfolios. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Portfolios’ adviser is responsible for implementing the investment policies and guidelines for the Portfolios. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[         billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Conservative Allocation, Growth Allocation and Moderate Allocation Portfolios. Under this structure, a Portfolio and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Portfolio’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-adviser(s) and may, at times, recommend to the Board that the Portfolio: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Portfolio to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Portfolio will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Portfolio’s sub-advisory arrangements without obtaining shareholder approval. The Portfolio will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for each of the Portfolios. In this capacity, it is responsible for the day-to-day investment management activities of the Portfolios. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed over $[        ] billion in assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

Fees and Expenses from Underlying Funds

The Portfolios’ shareholders will bear indirectly a pro-rata portion of the expenses of the Underlying Funds in which they invest. In addition, Funds Management, Wells Capital Management, their affiliates and the Portfolios’ distributor, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank, N.A., may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

WealthBuilder Portfolios Prospectus	41

Organization and Management of the Portfolios

The Administrator

Funds Management provides the Portfolios with administrative services, including general supervision of each Portfolio’s operation, coordination of the other services provided to each Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Portfolio’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Portfolios. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Portfolio pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Portfolios.

42	WealthBuilder Portfolios Prospectus

Your Account

This section tells you how Portfolio shares are priced, how to open an account and how to buy, sell or exchange Portfolio shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Portfolio shares is based on a Fund’s NAV. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of NAV after the order is placed.

•	The Portfolio’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio’s assets that are invested in other mutual funds, the Portfolio’s NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Portfolios each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Portfolio’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Portfolios each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Portfolios will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Portfolios are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday,

WealthBuilder Portfolios Prospectus	43

Your Account

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Portfolio, and $250 for a retirement account; or

•	$50 monthly minimum investment per Portfolio if you use the Automatic Investment Plan; and

•	$100 per Portfolio for all investments after your initial investment.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Portfolio – Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Portfolio name into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Portfolios, the Adviser, the Portfolios’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Portfolios, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Portfolios or for services to the Portfolios and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Portfolios in return for the payments including, without limitation, inclusion of the Portfolios on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Portfolios on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Portfolios for distribution and shareholder servicing, as described in the Portfolios’ Prospectuses and the Statement of Additional Information, the Adviser, the Portfolios’ distributor or their affiliates may pay out of their own assets, and at no cost to the Portfolios, significant amounts to agents for providing services to Portfolio shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records;

44	WealthBuilder Portfolios Prospectus

answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Portfolios’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Portfolio shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Portfolio shares, may be paid for by the Adviser, the Portfolios’ distributor or its affiliates, subject to applicable NASD regulations.

WealthBuilder Portfolios Prospectus	45

Your Account

Sales Charge Schedule

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF NET AMOUNT INVESTED
Less than $250,000	1.50%	1.52%
$250,000 to $499,999	1.25%	1.27%
$500,000 to $999,999	1.00%	1.01%
$1,000,000 and up*	0.00%	0.00%
*	We will assess share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Portfolio’s approval. Certain exceptions apply (see “Reductions and Waivers of Sales Charges” and “Waivers for Certain Parties”). The CDSC percentage you pay on Portfolio shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Reductions and Waivers of Sales Charges

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charge on Portfolio shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the schedule above.

•	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value on the date of original purchase of Class A, Class B and Class C of any Wells Fargo Fund and WealthBuilder Portfolio shares already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV and money market fund shares) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Wells Fargo WealthBuilder Portfolio shares you purchase with the proceeds of a redemption from a Wells Fargo WealthBuilder Portfolio or with the proceeds of a redemption of Class A or Class B shares of another Wells Fargo Advantage Fund within 120 days of the date of the redemption.

•	You may reinvest into a Portfolio with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee, provided the distribution occurred within the 60 days prior to your reinvestment.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $500,000 in a Wells Fargo Advantage WealthBuilder Portfolio in installments over the next year, by signing a letter of intent you would pay only 1.00% sales load on the entire purchase. Otherwise, you might pay 1.50% on the first $249,999, then 1.25% on the next $250,000!

46	WealthBuilder Portfolios Prospectus

Reductions and Waivers of Sales Charges

•	You also may buy Portfolio shares at NAV if they are to be included in certain retirement, benefit, pension or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus accounts maintained with a Portfolio by a broker/dealer.

You or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to includes purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

Waivers for Certain Parties

The following people can buy Portfolio shares at NAV.

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	The families of any of the above.

•	Current employees of:

•	broker/dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

Contact you selling agent for further details.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Portfolio shares included in other investment plans such as “wrap accounts.” If you own Portfolio shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supercede the terms and conditions discussed here.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for Portfolio shares. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. Under this Plan, each Portfolio may pay an annual fee not to exceed 0.75% of its average daily net assets and not to exceed regulatory limitations on asset-backed sales charges. These fees pare paid out of the Portfolios’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost your more than paying other types of sales charges.

WealthBuilder Portfolios Prospectus	47

Your Account

Exchanges between the Wells Fargo Advantage WealthBuilder Portfolios involve two transactions: a sale of shares of one Portfolio and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Portfolio into which you wish to exchange.

•	Every exchange involves selling Portfolio shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Portfolio through an exchange, you must exchange at least the minimum first purchase amount for the new Portfolio, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Portfolios you already own must meet the minimum redemption and subsequent purchase amounts for the Portfolios involved.

•	You may exchange Portfolio shares for any of the Wells Fargo WealthBuilder Portfolios or for Wells Fargo Money Market Fund Class A shares.

•	Excessive trading by Portfolio shareholders can negatively impact a Portfolio and its long-term shareholders in several ways, including by disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Portfolio shares can negatively impact a Portfolio’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Portfolios actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Portfolio shareholders. The Board has approved the Portfolios’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. In this regard, the Portfolios take steps to avoid accommodating frequent purchases and redemptions of shares by Portfolio shareholders. Specifically, Funds Management monitors available shareholder trading information across all Portfolios on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Portfolio. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Portfolio and the type of Portfolio involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Portfolios’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

48	WealthBuilder Portfolios Prospectus

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Portfolios’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

WealthBuilder Portfolios Prospectus	49

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Portfolios held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING PORTFOLIO SHARES

•	The initial investment minimum is $1,000 or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds: ATTN CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA
Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)
Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028
Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Portfolio designation, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

50	WealthBuilder Portfolios Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Portfolio name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Portfolio. For example, “Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name of your Portfolio for at least $100. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Portfolio by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have an existing account and want to buy into a new Portfolio, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

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Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To buy into a new Portfolio, visit our Web site at www.wellsfargoadvantagefunds.com to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Portfolio by wire. See page 50 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 50. Be sure to have the wiring bank include your current account number and the name your account is registered in.

52	WealthBuilder Portfolios Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Portfolio shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Portfolio you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

WealthBuilder Portfolios Prospectus	53

Your Account	How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

54	WealthBuilder Portfolios Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Portfolio account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With the Payroll Direct Deposit Plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Portfolio of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Portfolios, except the Conservative Allocation Portfolio and Moderate Balanced Portfolio, make distributions of any net investment income annually. The Conservative Allocation Portfolio and Moderate Balanced Portfolio make distributions of any net investment income monthly and quarterly, respectively. Each Portfolio makes distributions of net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

WealthBuilder Portfolios Prospectus	55

Additional Services and Other Information

Directed Distribution Purchase Option—Lets you buy shares of a different Portfolio. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Portfolio and account the distributions are coming from, and the Portfolio and account to which the distributions are being directed. You must meet any required minimum purchases in both Portfolios prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Portfolio and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Portfolio shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Portfolio’s shareholders substantially all of a Portfolio’s net investment income and realized net capital gains, if any. Distributions from a Portfolio’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Portfolio’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio’s sales and exchanges after May 5, 2003. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by a Portfolio from certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Portfolio normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Portfolio shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Portfolio shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Portfolio shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Portfolio sells the appreciated securities and realizes and distributes the gain. The Portfolios have built up, or the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Portfolio shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Portfolio shares may be disallowed.

In certain circumstances, Portfolio shareholders may be subject to back-up withholding taxes.

56	WealthBuilder Portfolios Prospectus

Householding

To help keep Portfolio expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

WealthBuilder Portfolios Prospectus	57

Additional Services and Other Information

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

58	WealthBuilder Portfolios Prospectus

Portfolio Managers

Galen G. Blomster, CFA

Conservative Allocation Portfolio since 2004

Moderate Balanced Portfolio since 2004

Growth Balanced Portfolio and its predecessor since 1997

Growth Allocation Portfolio since 2004

Equity Portfolio and its predecessors since 1997

Tactical Equity Portfolio and its predecessors since 1997

Mr. Blomster is associated with Wells Fargo Bank and joined Wells Capital Management in 1998 as a vice president and Director of Research and simultaneously held this position at Norwest Investment Management (“NIM”) until Wells Capital Management and NIM combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster is primarily responsible for the day-to-day management and asset allocation services and has been since the inception of the Portfolios. He also may perform portfolio management and other services for the Wells Fargo Funds. Wells Fargo Bank or its predecessors have employed him since 1977. Mr. Blomster earned his B.S. degree in Dairy/Food Science and Economics from the University of Minnesota; and his M.S. and Ph.D. degrees from Purdue University.

Jeffrey P. Mellas

Conservative Allocation Portfolio since 2004

Moderate Balanced Portfolio since 2004

Growth Balanced and its predecessor Portfolio since 2003

Growth Allocation Portfolio since 2004

Equity Portfolio and its predecessor since 2003

Tactical Equity Portfolio and its predecessor since 2003

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and portfolio manager. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as vice president and Global Portfolio Strategist responsible for managing fixed income assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. degree in Economics from the University of Minnesota and his M.B.A. degree in Finance and International Business from New York University. He also completed the International Management Program at Hâute Etudes Commerçiales, Paris, France.

WealthBuilder Portfolios Prospectus	59

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or distributions. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Portfolios.

Capital Appreciation, Capital Growth

An increase in the value of a security. Together with “Current Income” (see below), constitutes total return.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. Together, current income and capital growth constitute total return.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Portfolio to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Portfolios’ total assets. Non-diversified funds are not required to comply with such investment policies.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

60	WealthBuilder Portfolios Prospectus

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Portfolio.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Moody’s

A nationally recognized statistical ratings organization.

WealthBuilder Portfolios Prospectus	61

Glossary

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Portfolio’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Portfolios’ distributors allowing it to sell a Portfolio’s shares.

Shareholder Serving Agent

Anyone appointed by the Portfolio to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment in a mutual fund, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

62	WealthBuilder Portfolios Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Portfolio performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P016 (04/05) ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Equity Gateway Funds

Prospectus

Wells Fargo Advantage C&B Large Cap Value Fund Wells Fargo Advantage Diversified Equity Fund Wells Fargo Advantage Equity Income Fund Wells Fargo Advantage Equity Value Fund Wells Fargo Advantage Growth Equity Fund Wells Fargo Advantage Large Cap Appreciation FundSM Wells Fargo Advantage Large Company Growth Fund Wells Fargo Advantage Small Company Growth Fund Wells Fargo Advantage Small Company Value Fund

Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents	Equity Gateway Funds

Equity Gateway Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

C&B Large Cap Value Fund	Seeks maximum long-term total return, consistent with minimizing risk to principal.

Diversified Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Equity Income Fund	Seeks long-term capital appreciation and above-average dividend income.

Equity Value Fund (formerly named the Large Cap Value Fund)	Seeks long-term capital appreciation.

Growth Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Large Cap Appreciation Fund	Seeks long-term capital appreciation.

Large Company Growth Fund	Seeks long-term capital appreciation.

Small Company Growth Fund	Seeks long-term capital appreciation.

Small Company Value Fund	Seeks long-term capital appreciation.

4	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Fund is a gateway fund that invests in five different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 14 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in three different equity investment styles—large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 8 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected based on a series of growth and value criteria. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of small companies that are either growing rapidly or completing a period of dramatic change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

Equity Gateway Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 27;

•	the “Additional Strategies and General Investment Risks” section beginning on page 60; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Equity Gateway Funds Prospectus

FUND	SPECIFIC RISKS

C&B Large Cap Value Fund	The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6.

Diversified Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Equity Income Fund	The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Equity Value Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Growth Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Large Cap Appreciation Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Small Company Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Company Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

Equity Gateway Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad- based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Equity Value Fund has been in operation for less than one calendar year; therefore, no performance is shown for this Fund.

The Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio effective at the close of business on July 23, 2004. The historical performance information shown for the successor fund for periods prior to the Fund’s reorganization date reflects the historical information for its predecessor.

C&B Large Cap Value Fund Class A Calendar Year Returns*1

Best Qtr.:	Q2 ’03 • 20.94%	Worst Qtr.:	Q3 ’02 • (17.54)%

*	Performance shown reflects the performance of the Fund’s Class D shares. The Fund’s year-to-date performance through March 31, 2004, was 3.99%.

8	Equity Gateway Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, or IRAs.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 7/26/2004)	33.46%	9.10%	13.14%
Class A Returns After Taxes on Distributions	33.31%	5.67%	9.04%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	21.91%	6.31%	9.49%
Class B Returns Before Taxes (Incept. 7/26/2004)	33.46%	9.10%	13.14%
Class C Returns Before Taxes (Incept. 7/26/2004)	33.46%	9.10%	13.14%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	28.69%	(0.57)%	11.07%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	30.03%	3.56%	11.88%
[1]	Performance shown reflects the performance of the Fund’s Class D shares, and includes fees and expenses that are not applicable to and are lower than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class’s returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Class D shares incepted May 15, 1990.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	9

Performance History

Diversified Equity Fund Class A Calendar Year Returns2*

Best Qtr.:	Q4 ‘98 • 19.88%	Worst Qtr.:	Q3 ‘02 • (19.40)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

10	Equity Gateway Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[2]	21.65%	(0.45)%	9.11%
Class A Returns After Taxes on Distributions	21.37%	(1.31)%	8.16%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	14.07%	(0.68)%	7.64%
Class B Returns Before Taxes (Incept. 5/6/96)[2]	23.10%	(0.43)%	8.94%
Class C Returns Before Taxes (Incept. 10/1/98)[2]	25.77%	(0.23)%	8.85%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3,4]	28.67%	(0.57)%	11.06%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	S&P 500 is a registered trademark of Standard and Poor’s.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Equity Gateway Funds Prospectus	11

Performance History

Equity Income Fund Class A Calendar Year Returns2*

Best Qtr.:	Q2 ‘03 • 16.67%	Worst Qtr.:	Q3 ‘02 • (20.85)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[2]	18.76%	(0.25)%	10.01%
Class A Returns After Taxes on Distributions	16.45%	(1.68)%	8.84%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	12.11%	(0.87)%	8.28%
Class B Returns Before Taxes (Incept. 5/2/96)[2]	20.03%	(0.23)%	9.83%
Class C Returns Before Taxes (Incept. 10/1/98)[2]	22.79%	(0.02)%	9.72%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	28.67%	(0.57)%	11.06%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	30.03%	3.56%	11.88%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	S&P 500 is a registered trademark of Standard & Poor’s.

12	Equity Gateway Funds Prospectus

C&B Large Cap Value Fund Class A Calendar Year Returns1*

Best Qtr.:	Q2 ‘03 • 20.94%	Worst Qtr.:	Q3 ‘02 • (17.54)%

*	Performance shown reflects the performance of the Fund’s Class D shares. The Fund’s year-to-date performance through March 31, 2004, was 3.99%.

The table below provides average annual total return information, for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) Plans, or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 7/26/2004)	33.46%	9.10%	13.14%
Class A Returns After Taxes on Distributions	33.31%	5.67%	9.04%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	21.91%	6.31%	9.49%
Class B Returns Before Taxes (Incept. 7/26/2004)	33.46%	9.10%	13.14%
Class C Returns Before Taxes (Incept. 7/26/2004)	33.46%	9.10%	13.14%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	28.69%	(0.57)%	11.07%
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	30.03%	3.56%	11.88%
[1]	Performance shown reflects the performance of the Fund’s Class D shares, and includes fees and expenses that are not applicable to and are lower than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class’s returns would be, because the shares are invested in the same fees and portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund’s Class D shares incepted on May 15, 1990.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	13

Performance History

Growth Equity Fund Class A Calendar Year Returns2*

Best Qtr.:	Q4 ‘99 • 19.99%	Worst Qtr.:	Q3 ‘02 • (20.25)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[2]	25.97%	1.11%	8.02%
Class A Returns After Taxes on Distributions	25.97%	(0.53)%	6.33%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	16.88%	0.38%	6.28%
Class B Returns Before Taxes (Incept. 5/6/96)[2]	27.63%	1.16%	7.85%
Class C Returns Before Taxes (Incept. 10/1/98)[2]	30.29%	1.33%	7.82%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	28.67%	(0.57)%	11.06%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	S&P 500 is a registered trademark of Standard and Poor’s.

14	Equity Gateway Funds Prospectus

Large Cap Appreciation Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 12.50%	Worst Qtr.:	Q3 ‘02 • (16.05)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 8/31/01)	20.02%	(3.43)%
Class A Returns After Taxes on Distributions	20.02%	(3.43)%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.01%	(2.90)%
Class B Returns Before Taxes (Incept. 8/31/01)	21.45%	(3.02)%
Class C Returns Before Taxes (Incept. 8/31/01)	24.19%	(2.11)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	28.67%	0.85%
[1]	Returns reflect applicable sales charges.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	15

Performance History

Large Company Growth Fund Class A Calendar Year Returns2*

Best Qtr.:	Q4 ‘98 • 31.61%	Worst Qtr.:	Q1 ‘01 • (22.88)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 10/1/98)[2]	19.20%	(3.07)%	10.45%
Class A Returns After Taxes on Distributions	19.20%	(3.21)%	10.09%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	12.48%	(2.58)%	9.21%
Class B Returns Before Taxes (Incept. 10/1/98)[2]	20.50%	(2.94)%	10.38%
Class C Returns Before Taxes (Incept. 11/8/99)[3]	23.37%	(2.67)%	10.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4]	28.67%	(0.57)%	11.06%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class’s fees and expenses.
[4]	S&P 500 is a registered trademark of Standard and Poor’s.

16	Equity Gateway Funds Prospectus

Small Company Growth Fund Class A Calendar Year Returns1*

Best Qtr.:	Q2 ‘03 • 21.66%	Worst Qtr.:	Q3 ‘98 • (24.63)%

*	Performance shown reflects the performance of the Institutional Class shares. The Institutional Class shares do not have sales charges.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 1/30/04)[1]	50.36%	5.36%	8.81%
Class A Returns After Taxes on Distributions	50.36%	3.88%	6.66%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	32.73%	3.81%	6.50%
Class B Returns Before Taxes (Incept. 1/30/04)[1]	50.36%	5.36%	8.81%
Class C Returns Before Taxes (Incept. 1/30/04)[1]	50.36%	5.36%	8.81%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.47%
[1]	Performance shown for this Class reflects the performance of the Fund’s Institutional Class shares, and includes fees and expenses that are not applicable and are lower than those of this Class. The Institutional Class shares annual returns are substantially similar to what this Class’s returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Institutional Class shares incepted on November 11, 1994.

Equity Gateway Funds Prospectus	17

Performance History

Small Company Value Fund Class A Calendar Year Returns2*

Best Qtr.:	Q2 ‘03 • 22.94%	Worst Qtr.:	Q3 ‘02 • (24.93)%

*	Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 1/31/02)[2]	35.04%	12.62%	11.53%
Class A Returns After Taxes on Distributions	33.27%	12.32%	11.31%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	22.75%	10.88%	10.04%
Class B Returns Before Taxes (Incept. 1/31/02)[2]	37.18%	12.85%	11.69%
Class C Returns Before Taxes (Incept. 8/30/02)[2]	39.77%	12.87%	11.52%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	47.25%	7.13%	9.17%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to inception of this Class reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.

18	Equity Gateway Funds Prospectus

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Equity Gateway Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)[2]
	C&B Large Cap Value Fund			Diversified Equity Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.75%	0.75%	0.75%	0.88%	0.88%	0.88%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.91%	0.91%	0.91%	0.66%	0.68%	0.65%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.66%	2.41%	2.41%	1.54%	2.31%	2.28%
Fee Waivers	0.46%	0.46%	0.46%	0.29%	0.31%	0.28%

NET EXPENSES[5]	1.20%	1.95%	1.95%	1.25%	2.00%	2.00%

	Large Cap Appreciation Fund			Large Company Growth Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.70%	0.70%	0.70%	0.66%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	1.75%	1.66%	2.51%	0.62%	0.83%	0.66%

TOTAL ANNUAL FUND OPERATING EXPENSES	2.45%	3.11%	3.96%	1.28%	2.33%	2.16%
Fee Waivers	1.20%	1.11%	1.96%	0.08%	0.38%	0.21%

NET EXPENSES[5]	1.25%	2.00%	2.00%	1.20%	1.95%	1.95%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information. All other Class A shares will not have a CDSC.
[2]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[3]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Funds invest. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. Each Fund, except for the Diversified Equity and Growth Equity, invests substantially all of its assets in one master portfolio. The breakpoint schedule for the Equity Income, Equity Value, Large Cap Appreciation, C&B Large Cap Value and Large Company Growth Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.

20	Equity Gateway Funds Prospectus

Summary of Expenses

Equity Income Fund			Equity Value Fund			Growth Equity Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	1.05%	1.05%	1.05%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.58%	0.63%	0.57%	0.66%	0.66%	0.66%	0.77%	0.79%	0.88%

1.33%	2.13%	2.07%	0.41%	2.16%	2.16%	1.82%	2.59%	2.68%
0.23%	0.28%	0.22%	0.16%	0.16%	0.16%	0.32%	0.34%	0.43%

1.10%	1.85%	1.85%	1.25%	2.00%	2.00%	1.50%	2.25%	2.25%

[4]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[5]	The adviser has committed through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. The adviser has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown for Large Company Growth Fund and the Equity Income Fund. The adviser has committed through February 28, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown for the C&B Large Cap Value Fund.

Equity Gateway Funds Prospectus	21

Equity Gateway Funds Summary of Expenses

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)[1]

	Small Company Growth Fund			Small Company Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.77%	0.77%	0.77%	0.55%	0.55%	0.55%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.67%	2.42%	2.42%	1.45%	2.20%	2.20%
Fee Waivers	0.22%	0.22%	0.22%	0.00%	0.00%	0.00%

NET EXPENSES[4]	1.45%	2.20%	2.20%	1.45%	2.20%	2.20%
[1]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Small Company Growth and Small Company Value Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

22	Equity Gateway Funds Prospectus

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Equity Gateway Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	C&B Large Cap Value Fund			Diversified Equity Fund			Equity Income Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$690	$698	$298	$695	$703	$303	$681	$688	$288
3 YEARS	$966	$945	$645	$1,007	$992	$686	$927	$905	$605
5 YEARS	$1,296	$1,353	$1,153	$1,340	$1,407	$1,195	$1,215	$1,271	$1,071
10 YEARS	$2,226	$2,270	$2,547	$2,281	$2,338	$2,594	$2,033	$2,077	$2,360

	Large Company Growth Fund			Small Company Growth Fund			Small Company Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$690	$698	$298	$714	$723	$323	$714	$723	$323
3 YEARS	$942	$991	$681	$1,051	$1,034	$734	$1,007	$988	$688
5 YEARS	$1,227	$1,411	$1,190	$1,411	$1,471	$1,271	$1,322	$1,380	$1,180
10 YEARS	$2,018	$2,297	$2,590	$2,420	$2,467	$2,740	$2,210	$2,255	$2,534

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	C&B Large Cap Value Fund			Diversified Equity Fund			Equity Income Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$690	$198	$198	$695	$203	$203	$681	$188	$188
3 YEARS	$966	$645	$645	$1,007	$692	$686	$927	$605	$605
5 YEARS	$1,296	$1,153	$1,153	$1,340	$1,207	$1,195	$1,215	$1,071	$1,071
10 YEARS	$2,226	$2,270	$2,547	$2,281	$2,338	$2,594	$2,033	$2,077	$2,360

	Large Company Growth Fund			Small Company Growth Fund			Small Company Value Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$690	$198	$198	$714	$223	$223	$714	$223	$223
3 YEARS	$942	$691	$681	$1,051	$734	$734	$1,007	$688	$688
5 YEARS	$1,227	$1,211	$1,190	$1,411	$1,271	$1,271	$1,322	$1,180	$1,180
10 YEARS	$2,018	$2,297	$2,590	$2,420	$2,467	$2,740	$2,210	$2,255	$2,534

24	Equity Gateway Funds Prospectus

Summary of Expenses

Equity Value Fund			Growth Equity Fund			Large Cap Appreciation Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$695	$703	$303	$719	$728	$328	$695	$703	$303
$981	$961	$661	$1,085	$1,073	$792	$1,186	$1,156	$1,027
$1,287	$1,345	$1,145	$1,475	$1,545	$1,382	$1,703	$1,734	$1,869
$2,156	$2,200	$2,480	$2,565	$2,623	$2,981	$3,115	$3,117	$4,050

Equity Value Fund			Growth Equity Fund			Large Cap Appreciation Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$695	$203	$203	$719	$228	$228	$695	$203	$203
$981	$661	$661	$1,085	$773	$792	$1,186	$856	$1,027
$1,287	$1,145	$1,145	$1,475	$1,345	$1,382	$1,703	$1,534	$1,869
$2,156	$2,200	$2,480	$2,565	$2,623	$2,981	$3,115	$3,117	$4,050

Equity Gateway Funds Prospectus	25

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. ”You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

26	Equity Gateway Funds Prospectus

C&B Large Cap Value Fund

Portfolio Managers:    A team of investment professionals of the investment sub-adviser,

Cooke & Bieler, L.P.

Investment Objective

The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We may invest in additional master portfolios, and other Wells Fargo Funds, or directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 64.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 60. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	27

C&B Large Cap Value Fund

The table below shows the financial performance of the Fund’s Class D shares. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

FOR A SHARE OUTSTANDING
	CLASS D SHARES— COMMENCED ON MAY 15, 1990

For the period ended:	Apr. 30, 2004[1,2] (unaudited)	Oct. 31, 2003[2]
Net asset value, beginning of period	$7.42	$6.49
Income from investment operations:
Net investment income (loss)	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.68	1.61
Total from investment operations	0.70	1.66
Less distributions:
Dividends from net investment income	(0.02)	(0.05)
Distributions from net realized gain	—	(0.68)
Total from distributions	(0.02)	(0.73)
Net asset value, end of period	$8.10	$7.42
Total return[4]	9.47%	28.34%
Ratios/supplemental data:
Net assets, end of period (000s)	$25,248	$20,419
Ratios to average net assets:
Ratio of expenses to average net assets	1.15%	1.16%[5]
Ratio of net investment income (loss) to average net assets	0.56%	0.76%
Portfolio turnover	12%	26%
[1]	All ratios for the period have been annualized.
[2]	Per share figures calculated using Average Shares Method.
[3]	On November 19, 2001, The Advisors’ Inner Circle Fund C&B Large Cap Value Portfolio (the “AIC Portfolio”) acquired the assets of the UAM Funds Inc. C&B Equity Portfolio (the “UAM Portfolio”). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
[4]	Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[5]	Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.20% and 1.60%, respectively.
[6]	As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.

28	Equity Gateway Funds Prospectus

Financial Highlights

Oct. 31, 2002[2]	Oct. 31, 2001[3]	Oct. 31, 2000	Oct. 31, 1999
$7.13	$8.71	$12.06	$13.58

0.05	0.07	0.12	0.16
(0.38)	0.27	0.54	0.72
(0.33)	0.34	0.66	0.88

(0.05)	(0.11)	(0.09)	(0.16)
(0.26)	(1.81)	(3.92)	(2.24)
(0.31)	(1.92)	(4.01)	(2.40)
$6.49	$7.13	$8.71	$12.06
(5.14)%	4.50%	10.89%	7.73%

$14,383	$38,850	$35,251	$73,292

1.14%[5,6]	1.00%	1.00%	0.89%
0.59%	0.91%	1.16%	1.12%
39%	41%	48%	43%

Equity Gateway Funds Prospectus	29

Diversified Equity Fund

Investment Objective

The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. ”Style” means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 11 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, using a combination of 5 different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—for the Fund’s investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios, the assets allocated to large cap value to 3 Portfolios and the assets allocated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Value Style	25%
Equity Income Portfolio		8.33%
Equity Value Portfolio		8.34%
C&B Large Cap Value Portfolio		8.33%
Large Cap Blend Style	25%
Index Portfolio		25%
Large Cap Growth Style	25%
Disciplined Growth Portfolio		5.0%
Large Cap Appreciation Portfolio		2.5%
Large Company Growth Portfolio		17.5%
Small Cap Style	10%
Small Cap Index Portfolio		3.34%
Small Company Growth Portfolio		3.33%
Small Company Value Portfolio		3.33%
International Style	15%
International Core Portfolio		3.75%
International Growth Portfolio		3.75%
International Index Portfolio		3.75%
International Value Portfolio		3.75%
TOTAL FUND ASSETS	100%

30	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 88 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 90 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at C&B
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Core	New Star	Mark Beale Richard Lewis
International Growth	Artisan	Mark L. Yockey
International Index	Barclays Global Fund Advisors	A team of investment professionals at Barclays
International Value	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Small Cap Index	Wells Capital Management	Jeff Mellas and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 60. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	31

Diversified Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]
Net asset value, beginning of period	$29.00	$36.33	$52.73	$48.01	$48.25
Income from investment operations:
Net investment income (loss)	0.13	0.09[6]	0.09	0.16	0.07
Net realized and unrealized gain (loss) on investments	6.59	(6.85)	(11.70)	7.39	(0.31)
Total from investment operations	6.72	(6.76)	(11.61)	7.55	(0.24)
Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.17)	(0.16)	0.00
Distributions from net realized gain	0.00	(0.42)	(4.62)	(2.67)	0.00
Total distributions	(0.11)	(0.57)	(4.79)	(2.83)	0.00
Net asset value, end of period	$35.61	$29.00	$36.33	$52.73	$48.01
Total return[5]	23.21%	(19.04)%	(24.07)%	15.99%	(0.50)%
Ratios/supplemental data:
Net assets, end of period (000s)	$76,292	$57,876	$74,038	$95,646	$70,624
Ratios to average net assets[7]:
Ratio of expenses to average net assets[2]	1.25%	1.25%	1.15%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.42%	0.22%	0.23%	0.31%	0.45%
Portfolio turnover[3]	32%	30%	34%	38%	13%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,7]	1.54%	1.58%	1.61%	1.51%	1.20%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Calculated based upon average shares outstanding.
[7]	Ratios shown for periods of less than one year are annualized.

32	Equity Gateway Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON MAY 6, 1996

May 31, 1999	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$43.06	$28.15	$35.41	$51.70	$47.33	$47.69	$42.69

0.08	(0.19)	(0.20)[6]	(0.17)	(0.18)	(0.04)	(0.11)
6.29	6.47	(6.64)	(11.50)	7.22	(0.32)	6.09
6.37	6.28	(6.84)	(11.67)	7.04	(0.36)	5.98

(0.20)	0.00	0.00	0.00	0.00	0.00	0.00
(0.98)	0.00	(0.42)	(4.62)	(2.67)	0.00	(0.98)
(1.18)	0.00	(0.42)	(4.62)	(2.67)	0.00	(0.98)
$48.25	$34.43	$28.15	$35.41	$51.70	$47.33	$47.69
15.08%	22.31%	(19.64)%	(24.65)%	15.10%	(0.75)%	14.24%

$69,768	$92,300	$85,035	$111,956	$143,472	$113,874	$111,106

1.00%	2.00%	2.00%	1.90%	1.75%	1.75%	1.75%
0.47%	(0.33)%	(0.53)%	(0.52)%	(0.44)%	(0.30)%	(0.28)%
35%	32%	30%	34%	38%	13%	35%
1.22%	2.31%	2.39%	2.41%	2.28%	2.20%	2.22%

Equity Gateway Funds Prospectus	33

Diversified Equity Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$28.56	$35.91	$52.36	$47.90	$48.26	$38.71
Income from investment operations:
Net investment income (loss)	(0.05)	(0.20)[6]	(0.16)	(0.07)	0.08	0.08
Net realized and unrealized gain (loss) on investments	6.39	(6.73)	(11.67)	7.20	(0.44)	10.65
Total from investment operations	6.34	(6.93)	(11.83)	7.13	(0.36)	10.73
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	(0.20)
Distributions from net realized gain	0.00	(0.42)	(4.62)	(2.67)	0.00	(0.98)
Total distributions	0.00	(0.42)	(4.62)	(2.67)	0.00	(1.18)
Net asset value, end of period	$34.90	$28.56	$35.91	$52.36	$47.90	$48.26
Total return[5]	22.23%	(19.62)%	(24.64)%	15.11%	(0.75)%	28.02%
Ratios/supplemental data:
Net assets, end of period (000s)	$9,463	$6,730	$7,693	$8,526	$2,018	$542
Ratios to average net assets[7]:
Ratio of expenses to average net assets[2]	2.00%	2.00%	1.90%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.52)%	(0.52)%	(0.40)%	(0.28)%	(0.28)%
Portfolio turnover[3]	32%	30%	34%	38%	13%	35%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,7]	2.28%	2.13%	2.01%	2.95%	2.63%	5.15%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Calculated based upon average shares outstanding.
[7]	Ratios shown for periods of less than one year are annualized.

34	Equity Gateway Funds Prospectus

Equity Income Fund

Portfolio Managers:    David L. Roberts, CFA; Gary J. Dunn, CFA

Investment Objective

The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We invest primarily in common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing equity securities; and

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 60. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	35

Equity Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]
Net asset value, beginning of period	$28.74	$37.23	$41.28	$44.20	$46.36
Income from investment operations:
Net investment income (loss)	0.46	0.44	0.36	0.44	0.17
Net realized and unrealized gain (loss) on investments	5.04	(7.51)	(4.05)	0.10	(2.09)
Total from investment operations	5.50	(7.07)	(3.69)	0.54	(1.92)
Less distributions:
Dividends from net investment income	(0.46)	(0.43)	(0.36)	(0.42)	(0.24)
Distributions from net realized gain	(2.46)	(0.99)	0.00	(3.04)	0.00
Total distributions	(2.92)	(1.42)	(0.36)	(3.46)	(0.24)
Net asset value, end of period	$31.32	$28.74	$37.23	$41.28	$44.20
Total return[5]	20.12%	(19.84)%	(8.97)%	1.17%	(4.16)%
Ratios/supplemental data:
Net assets, end of period (000s)	$161,962	$124,015	$165,304	$196,314	$109,081
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.10%	1.10%	1.10%	1.10%	0.85%
Ratio of net investment income (loss) to average net assets	1.57%	1.19%	0.86%	1.07%	1.12%
Portfolio turnover[3]	9%	12%	3%	9%	5%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,6]	1.33%	1.36%	1.51%	1.28%	0.90%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.

36	Equity Gateway Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON MAY 2, 1996

May 31, 1999	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$41.19	$28.72	$37.18	$41.22	$44.17	$46.27	$41.12

0.51	0.25	0.16	0.05	0.11	0.05	0.19
5.45	5.02	(7.49)	(4.03)	0.11	(2.08)	5.45
5.96	5.27	(7.33)	(3.98)	0.22	(2.03)	5.64

(0.53)	(0.22)	(0.14)	(0.06)	(0.13)	(0.07)	(0.23)
(0.26)	(2.46)	(0.99)	0.00	(3.04)	0.00	(0.26)
(0.79)	(2.68)	(1.13)	(0.06)	(3.17)	(0.07)	(0.49)
$46.36	$31.31	$28.72	$37.18	$41.22	$44.17	$46.27
14.74%	19.22%	(20.43)%	(9.67)%	0.41%	(4.40)%	13.90%

$105,162	$98,690	$91,889	$134,403	$152,682	$118,792	$106,688

0.85%	1.85%	1.85%	1.85%	1.85%	1.60%	1.60%
1.23%	0.82%	0.43%	0.12%	0.28%	0.37%	0.48%
3%	9%	12%	3%	9%	5%	3%
0.93%	2.13%	2.18%	2.20%	2.03%	1.90%	1.94%

Equity Gateway Funds Prospectus	37

Equity Income Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$29.52	$38.18	$42.32	$45.30	$47.49	$37.26
Income from investment operations:
Net investment income (loss)	0.25	0.18	0.05	0.19	0.08	0.47
Net realized and unrealized gain (loss) on investments	5.19	(7.70)	(4.14)	0.03	(2.17)	10.39
Total from investment operations	5.44	(7.52)	(4.09)	0.22	(2.09)	10.86
Less distributions:
Dividends from net investment income	(0.24)	(0.15)	(0.05)	(0.16)	(0.10)	(0.48)
Distributions from net realized gain	(2.46)	(0.99)	0.00	(3.04)	0.00	(0.15)
Total distributions	(2.70)	(1.14)	(0.05)	(3.20)	(0.10)	(0.63)
Net asset value, end of period	$32.26	$29.52	$38.18	$42.32	$45.30	$47.49
Total return[5]	19.27%	(20.41)%	(9.66)%	0.41%	(4.41)%	28.55%
Ratios/supplemental data:
Net assets, end of period (000s)	$10,689	$7,415	$7,508	$7,115	$2,124	$1,106
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.85%	1.85%	1.85%	1.85%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets	0.82%	0.46%	0.14%	0.29%	0.42%	0.48%
Portfolio turnover[3]	9%	12%	3%	9%	5%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,6]	2.07%	2.12%	2.02%	1.96%	2.37%	4.37%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.

38	Equity Gateway Funds Prospectus

Equity Value Fund

Portfolio Managers:    D. Kevin McCreesh, CFA; Ronald M. Mushock, CFA

Investment Objective

The Equity Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on domestic large-capitalization stocks.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price-to-earnings, price-to-book, and price-to-sales ratios, and cash flow. We also evaluate the companies’ sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security.

We also apply a rigorous screening process to manage the portfolio’s overall risk profile. We generally consider selling stocks when they have achieved their valuation targets, when the issuer’s business fundamentals have deteriorated, or if the potential for positive change is no longer evident.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in additional master portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 64.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 60. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	39

Equity Value Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON AUGUST 29, 2003	CLASS B SHARES— COMMENCED ON AUGUST 29, 2003	CLASS C SHARES— COMMENCED ON AUGUST 29, 2003

For the period ended:	Sept. 30, 2003	Sept. 30, 2003	Sept. 30, 2003
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	0.00	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.18)	(0.18)	(0.18)
Total from investment operations	(0.18)	(0.19)	(0.19)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$9.82	$9.81	$9.81
Total return[1]	(1.80)%	(1.90)%	(1.90)%
Ratios/supplemental data:
Net assets, end of period (000s)	$76	$37	$12
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.25%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.26)%	(1.08)%	(0.64)%
Portfolio turnover[5]	3%	3%	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,4]	196.38%	189.72%	209.42%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

40	Equity Gateway Funds Prospectus

Sub-Adviser’s Prior Performance History

Systematic Financial Management, LP (“Systematic”) is the sub-adviser for the master portfolio in which the Equity Value Fund invests. As the sub-adviser, Systematic is responsible for the day-to-day investment management activities of the master portfolio. The performance information shown below represents a composite of the prior performance of a registered mutual fund and of all discretionary accounts managed by Systematic with substantially similar investment objectives, policies and strategies as the Fund for the requisite periods. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Calendar Year Returns

Best Qtr.:	Q4 ‘98 • 23.52%	Worst Qtr.:	Q3 ‘98 • (21.64)%

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Sub-adviser’s Composite Performance (Incepted 12/31/90)	33.86%	5.68%	12.03%
S&P 500 Index[1]	28.67%	(0.57)%	11.06%
Russell 1000 Value Index	30.03%	3.56%	11.88%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	41

Growth Equity Fund

Investment Objective

The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to reduce the volatility and risk of investing in a single equity style. “Style” means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, selected across a combination of 3 different equity investment styles—large cap growth, small cap, and international. We currently allocate the assets dedicated to small cap investments to 3 Portfolios, the assets dedicated to large cap growth to 2 Portfolios and the assets dedicated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Growth Style	35%
Large Company Growth Portfolio	30%
Disciplined Growth Portfolio	5%
Small Cap Style	35%
Small Cap Index Portfolio	11.67%
Small Company Growth Portfolio	11.67%
Small Company Value Portfolio	11.66%
International Style	30%
International Core Portfolio	7.5%
International Growth Portfolio	7.5%
International Index Portfolio	7.5%
International Value Portfolio	7.5%
TOTAL FUND ASSETS	100%

42	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 88 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 90 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Disciplined Growth	Smith	Stephen S. Smith, CFA
International Core	New Star	Mark Beale and Richard Lewis
International Growth	Artisan	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at Barclays
International Value	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

This Fund is primarily subject to the risks described under the “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 60. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	43

Growth Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]
Net asset value, beginning of period	$19.50	$23.87	$39.89	$36.83	$36.17
Income from investment operations:
Net investment income (loss)	(0.08)[7]	(0.10)	(0.07)	(0.21)	(0.01)
Net realized and unrealized gain on investments	5.22[7]	(3.34)	(9.86)	8.90	0.67
Total from investment operations	5.14	(3.44)	(9.93)	8.69	0.66
Less distributions:
Dividends from net investment income	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.92)	(6.09)	(5.63)	0.00
Total distributions	0.00	(0.93)	(6.09)	(5.63)	0.00
Net asset value, end of period	$24.64	$19.50	$23.87	$39.89	$36.83
Total return[5]	26.36%	(15.46)%	(28.93)%	25.01%	1.82%
Ratios/supplemental data:
Net assets, end of period (000s)	$15,576	$11,210	$12,473	$17,726	$23,750
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.50%	1.47%	1.50%	1.50%	1.25%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.43)%	(0.31)%	(0.48)%	(0.01)%
Portfolio turnover[3]	58%	40%	75%	78%	22%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,6]	1.82%	1.88%	1.93%	1.72%	1.45%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.
[7]	Calculated based upon average shares outstanding.

44	Equity Gateway Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON MAY 6, 1996

May 31, 1999	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$35.73	$18.37	$22.69	$38.48	$35.93	$35.39	$35.23

(0.02)	(0.23)[7]	(0.31)	(0.19)	(0.35)	(0.10)	(0.25)
2.56	4.88[7]	(3.09)	(9.51)	8.53	0.64	2.48
2.54	4.65	(3.40)	(9.70)	8.18	0.54	2.23

(0.03)	0.00	(0.00)	0.00	0.00	0.00	0.00
(2.07)	0.00	(0.92)	(6.09)	(5.63)	0.00	(2.07)
(2.10)	0.00	(0.92)	(6.09)	(5.63)	0.00	(2.07)
$36.17	$23.02	$18.37	$22.69	$38.48	$35.93	$35.39
7.57%	25.31%	(16.09)%	(29.46)%	24.11%	1.53%	6.78%

$17,335	$14,379	$13,670	$17,319	$25,124	$19,211	$18,976

1.25%	2.25%	2.22%	2.25%	2.25%	2.00%	2.00%
(0.08)%	(1.13)%	(1.18)%	(1.06)%	(1.20)%	(0.76)%	(0.83)%
73%	58%	40%	75%	78%	22%	73%
1.44%	2.59%	2.63%	2.65%	2.58%	2.45%	2.45%

Equity Gateway Funds Prospectus	45

Growth Equity Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$19.04	$23.49	$39.61	$36.84	$36.29	$30.66
Income from investment operations:
Net investment income (loss)	(0.25)[7]	(0.25)	(0.22)	(0.15)	0.02	(0.13)
Net realized and unrealized gain on investments	5.08[7]	(3.28)	(9.81)	8.55	0.53	7.86
Total from investment operations	4.83	(3.53)	(10.03)	8.40	0.55	7.73
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	(0.03)
Distributions from net realized gain	0.00	(0.92)	(6.09)	(5.63)	0.00	(2.07)
Total distributions	0.00	(0.92)	(6.09)	(5.63)	0.00	(2.10)
Net asset value, end of period	$23.87	$19.04	$23.49	$39.61	$36.84	$36.29
Total return[5]	25.37%	(16.10)%	(29.46)%	24.11%	1.52%	25.73%
Ratios/supplemental data:
Net assets, end of period (000s)	$2,980	$1,721	$1,799	$2,240	$320	$60
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	2.25%	2.22%	2.25%	2.25%	2.00%	2.01%
Ratio of net investment income (loss) to average net assets	(1.11)%	(1.17)%	(1.06)%	(1.16)%	(0.87)%	(0.87)%
Portfolio turnover[3]	58%	40%	75%	78%	22%	73%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,6]	2.68%	2.74%	2.32%	2.75%	6.22%	21.40%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.
[7]	Calculated based upon average shares outstanding.

46	Equity Gateway Funds Prospectus

Large Cap Appreciation Fund

Portfolio Managers:    William B. Bannick, CFA; Robert L. Fitzpatrick, CFA

Investment Objective

The Large Cap Appreciation Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on large-capitalization stocks.

In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company’s current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and value characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 60. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	47

Large Cap Appreciation Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON AUGUST 31, 2001

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$7.53	$9.53	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	1.40	(1.99)	(0.47)
Total from investment operations	1.39	(2.00)	(0.47)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$8.92	$7.53	$9.53
Total return[1]	18.46%	(20.99)%	(4.70)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,033	$898	$41
Ratios to average net assets[3]:
Ratio of expenses to average net assets[5]	1.21%	1.20%	0.95%
Ratio of net investment income (loss) to average net assets	(0.19)%	(0.15)%	1.17%
Portfolio turnover[4]	153%	123%	10%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	2.45%	6.48%	1.24%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.

48	Equity Gateway Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON AUGUST 31, 2001			CLASS C SHARES—COMMENCED ON AUGUST 31, 2001

Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
$7.47	$9.52	$10.00	$7.47	$9.53	$10.00

(0.06)	(0.07)	0.00	(0.03)	(0.05)	0.00
1.37	(1.98)	(0.48)	1.35	(2.01)	(0.47)
1.31	(2.05)	(0.48)	1.32	(2.06)	(0.47)

0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	0.00	0.00	0.00	0.00
$8.78	$7.47	$9.52	$8.79	$7.47	$9.53
17.54%	(21.53)%	(4.80)%	17.67%	(21.62)%	(4.70)%

$1,449	$1,041	$91	$499	$200	$26

1.95%	1.95%	1.78%	1.95%	1.95%	1.83%
(0.95)%	(0.90)%	(0.24)%	(0.94)%	(0.93)%	0.00%
153%	123%	10%	153%	123%	10%
3.11%	8.45%	1.78%	3.96%	8.37%	1.83%

Equity Gateway Funds Prospectus	49

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Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large- capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 60. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	51

Large Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 1, 1998

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$34.52	$44.57	$75.03	$57.96
Income from investment operations:
Net investment income (loss)	(0.46)	(0.34)	(0.37)	(0.49)
Net realized and unrealized gain (loss) on investments	9.90	(9.71)	(29.21)	19.16
Total from investment operations	9.44	(10.05)	(29.58)	18.67
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.84)	(1.60)
Distributions in excess of realized gains	0.00	0.00	(0.04)	0.00
Total distributions	0.00	0.00	(0.88)	(1.60)
Net asset value, end of period	$43.96	$34.52	$44.57	$75.03
Total return[5]	27.35%	(22.55)%	(39.85)%	32.50%
Ratios/supplemental data:
Net assets, end of period (000s)	$364,406	$141,774	$202,514	$303,948
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.69)%	(0.76)%	(0.71)%	(0.73)%
Portfolio turnover[3]	13%	18%	13%	9%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,6]	1.41%	1.45%	1.36%	1.31%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.

52	Equity Gateway Funds Prospectus

Financial Highlights

		CLASS B SHARES—COMMENCED ON OCTOBER 1, 1998

Sept. 30, 1999[1]	May 31, 1999	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$58.09	$38.48	$31.72	$41.18	$69.77	$54.29	$54.50	$39.80

(0.12)	(0.16)	(0.68)	(0.69)	(0.62)	(0.72)	(0.19)	(0.17)
(0.01)	20.82	9.07	(8.77)	(27.09)	17.80	(0.02)	15.92
(0.13)	20.66	8.39	(9.46)	(27.71)	17.08	(0.21)	15.75

0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	(1.05)	0.00	0.00	(0.84)	(1.60)	0.00	(1.05)
0.00	0.00	0.00	0.00	(0.04)	0.00	0.00	0.00
0.00	(1.05)	0.00	0.00	(0.88)	(1.60)	0.00	(1.05)
$57.96	$58.09	$40.11	$31.72	$41.18	$69.77	$54.29	$54.50
(0.22)%	54.16%	26.45%	(22.97)%	(40.18)%	31.75%	(0.39)%	40.01%

$188,890	$191,233	$246,894	$218,625	$307,706	$461,918	$201,351	$156,870

1.20%	1.20%	1.88%	1.75%	1.75%	1.75%	1.75%	1.76%
(0.58)%	(0.68)%	(1.35)%	(1.31)%	(1.26)%	(1.28)%	(1.13)%	(1.22)%
5%	28%	13%	18%	13%	9%	5%	28%
1.40%	1.35%	2.33%	2.46%	2.19%	2.15%	2.05%	2.15%

Equity Gateway Funds Prospectus	53

Large Company Growth Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000[1]
Net asset value, beginning of period	$31.76	$41.22	$69.85	$59.32
Income from investment operations:
Net investment income (loss)	(0.62)	(0.89)	(0.43)	(0.40)
Net realized and unrealized gain (loss) on investments	9.04	(8.57)	(27.32)	12.53
Total from investment operations	8.42	(9.46)	(27.75)	12.13
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.84)	(1.60)
Distributions in excess of realized gains	0.00	0.00	(0.04)	0.00
Total distributions	0.00	0.00	(0.88)	(1.60)
Net asset value, end of period	$40.18	$31.76	$41.22	$69.85
Total return[5]	26.51%	(22.95)%	(40.19)%	20.72%
Ratios/supplemental data:
Net assets, end of period (000s)	$40,436	$27,092	$27,189	$25,463
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.86%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(1.34)%	(1.31)%	(1.26)%	(1.29)%
Portfolio turnover[3]	13%	18%	13%	9%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,6]	2.16%	2.28%	2.15%	2.16%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[6]	Ratios shown for periods of less than one year are annualized.

54	Equity Gateway Funds Prospectus

Small Company Growth Fund

Portfolio Managers:    Robert B. Mersky, CFA; Paul E. von Kuster, CFA; Daniel J. Hagen, CFA

Investment Objective

The Small Company Growth Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value. We focus the Fund’s investment strategy on small-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less;

•	up to 20% of the Fund’s assets in securities of companies considered to be mid-capitalization; and

•	up to 10% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 60. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	55

Small Company Growth Fund

The table below shows the financial performance of the Institutional Class shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$17.35	$21.73
Income from investment operations:
Net investment income (loss)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investments	6.65	(4.22)
Total from investment operations	6.52	(4.38)
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total from distributions	0.00	0.00
Net asset value, end of period	$23.87	$17.35
Total return[4]	37.58%	(20.16)%
Ratios/supplemental data:
Net assets, end of period (000s)	$432,328	$329,964
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.21%	1.22%
Ratio of net investment income (loss) to average net assets	(0.65)%	(0.68)%
Portfolio turnover[3]	163%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.34%	1.25%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

56	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$36.22	$27.03	$27.44	$33.69

(0.10)	(0.22)	(0.05)	(0.15)
(7.26)	9.41	(0.36)	(3.67)
(7.36)	9.19	(0.41)	(3.82)

0.00	0.00	0.00	0.00
(7.13)	0.00	0.00	(2.43)
(7.13)	0.00	0.00	(2.43)
$21.73	$36.22	$27.03	$27.44
(23.33)%	34.00%	(1.49)%	(10.72)%

$431,695	$603,584	$515,292	$557,516

1.21%	1.25%	1.25%	1.25%
(0.44)%	(0.59)%	(0.52)%	(0.52)%
206%	203%	55%	154%

1.21%	1.27%	1.30%	1.30%

Equity Gateway Funds Prospectus	57

Small Company Value Fund

Portfolio Managers:    Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA

Investment Objective

The Small Company Value Fund seeks to provide long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus the Fund’s investment strategy on small-capitalization stocks.

In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company’s fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 60. These considerations are all important to your investment choice.

58	Equity Gateway Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON JANUARY 31, 2002		CLASS B SHARES— COMMENCED ON JANUARY 31, 2002		CLASS C SHARES— COMMENCED ON AUGUST 30, 2002

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$8.43	$10.00	8.38%	$10.00	$8.38	$9.05
Income from investment operations:
Net investment income (loss)	0.00	0.00	(0.06)	(0.03)	(0.04)	0.00
Net realized and unrealized gain (loss) on investments	3.13	(1.57)	3.09	(1.59)	3.07	(0.67)
Total from investment operations	3.13	(1.57)	3.03	(1.62)	3.03	(0.67)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.56	$8.43	$11.41	$8.38	$11.41	$8.38
Total return[1]	37.20%	(15.70)%	36.23%	(16.20)%	36.23%	(7.40)%
Ratios/supplemental data:
Net assets, end of period (000s)	$8,783	$4,276	$7,520	$4,860	$1,497	$59
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.43%	1.38%	2.18%	2.14%	2.18%	2.20%
Ratio of net investment income (loss) to average net assets	0.06%	0.00%	(0.67)%	(0.74)%	(0.80)%	0.68%
Portfolio turnover[5]	80%	98%	80%	98%	80%	98%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,4]	1.43%	2.32%	2.18%	3.46%	2.18%	7.48%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

Equity Gateway Funds Prospectus	59

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Large Cap Appreciation Fund and the Small Company Growth Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

60	Equity Gateway Funds Prospectus

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Equity Gateway Funds Prospectus	61

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B LARGE CAP VALUE	DIVERSIFIED EQUITY	EQUITY INCOME	EQUITY VALUE	GROWTH EQUITY	LARGE CAP APPRECIATION	LARGE COMPANY GROWTH	SMALL COMPANY GROWTH	SMALL COMPANY VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●

Emerging Market Securities

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●			●
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●		●	●		●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk		●	●	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●	●

62	Equity Gateway Funds Prospectus

		C&B LARGE CAP VALUE	DIVERSIFIED EQUITY	EQUITY INCOME	EQUITY VALUE	GROWTH EQUITY	LARGE CAP APPRECIATION	LARGE COMPANY GROWTH	SMALL COMPANY GROWTH	SMALL COMPANY VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk		●		●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk		●	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●	●	●	●	●		●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market and Liquidity Risk		●			●			●	●

Equity Gateway Funds Prospectus	63

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB–ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the paying of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

64	Equity Gateway Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

The Diversified Equity and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing services to each Fund, including the determination of the asset allocations of each Fund’s investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the C&B Large Cap Value, Equity Income, Equity Value, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this agreement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Equity Value Fund and the C&B Large Cap Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Equity Gateway Funds Prospectus	65

Organization and Management of the Funds

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), Cadence Capital Management (“Cadence”), Cooke & Bieler, L.P. (“Cooke & Bieler”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group, L.P. (“Smith Group”), Systematic Financial Management, L.P. (“Systematic”), and Wells Capital Management Incorporated (“Wells Capital Management”) are investment sub-advisers to the master portfolios in which the gateway funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

Artisan, located at 875 East Wisconsin Avenue, Suite 800, Milwaukee WI 53202, is the sub-adviser to the International Growth Portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of December 31, 2004, Artisan managed over $[    ] billion in assets.

Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of December 31, 2004, Cadence managed approximately $[    ] billion in assets.

Cooke & Bieler, L.P., a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Portfolio in which the C&B Large Cap Value Fund invests, and thereby responsible for the day-to-day investment management responsibilities of the Master Portfolio. As of December 31, 2004, Cooke & Bieler managed approximately $[    ] billion in assets.

LSV, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Value Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of December 31, 2004, LSV managed over $[    ] billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser, sub-advises the International Core Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over $[    ] billion in assets.

Peregrine, a wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine is a registered investment advisor that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of December 31, 2004, Peregrine managed approximately $[    ] billion in assets.

Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of December 31, 2004, the Smith Group managed over $[    ] million in assets.

Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Equity Value Portfolio. Systematic is a registered investment adviser that provides investment management

66	Equity Gateway Funds Prospectus

services to other mutual funds, corporate clients, endowments and foundations in addition to multi- employer and public investment plans. As of December 31, 2004, Systematic managed over $[    ] billion in assets.

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Equity Income and Index Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of [$XX] billion.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Equity Gateway Funds Prospectus	67

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is expected to be available on our Web site at www.wellsfargoadvantagefunds.com in the second quarter of 2005. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

68	Equity Gateway Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lowest of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

Equity Gateway Funds Prospectus	69

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	4.00%	3.00%	3.00%	2.00%	2.00%	1.00%	0.00%	A shares

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

70	Equity Gateway Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”) prior to purchase , you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value on the date of original purchase of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV and money market fund shares) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

Equity Gateway Funds Prospectus	71

Reductions and Waivers of Sales Charges

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Internal Revenue Code Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

72	Equity Gateway Funds Prospectus

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. For these services, the Class B and Class C shares of the Funds pay 0.75% of their average daily net assets on an annual basis.

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Equity Gateway Funds Prospectus	73

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors

74	Equity Gateway Funds Prospectus

who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Equity Gateway Funds Prospectus	75

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

76	Equity Gateway Funds Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a

Equity Gateway Funds Prospectus	77

Your Account

Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

78	Equity Gateway Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage Growth Equity, Class C.”

Equity Gateway Funds Prospectus	79

Your Account

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the section on buying shares for the first time By Mail.

80	Equity Gateway Funds Prospectus

How to Buy Shares

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 79 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 79. Be sure to have the wiring bank include your current account number and the name your account is registered in.

Equity Gateway Funds Prospectus	81

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

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How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

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Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice. Simply specify an amount of at least $100.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Equity Income Fund makes distributions of any net investment income at least quarterly and net capital gains at least annually. All other funds in this Prospectus make such distributions at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

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•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

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Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

86	Equity Gateway Funds Prospectus

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Core Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation over the long term by investing in equity securities of non-U.S. companies.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation, by investing in equity securities.

International Index Portfolio	The Portfolio seeks to match as closely as possible the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE Index”).

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

C&B Large Cap Value Portfolio	The Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal.

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

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PRINCIPAL STRATEGIES

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a bottom-up investment process to construct a diversified portfolio of international growth companies regardless of the market capitalization.

Under normal circumstances, the Portfolio invests principally in the securities comprising of the MSCI EAFE Index. We attempt to achieve a correlation of at lease 95% between the performance of the MSCI EAFE Index and the Portfolio’s investment results, before expense.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

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Portfolio Managers

The Portfolio Managers identified below in connection with the Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description and/or below.

William B. Bannick, CFA

Diversified Equity Fund since 2003

Large Cap Appreciation Fund since 2003

Mr. Bannick joined Cadence Capital Management in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Fund. Mr. Bannick earned his B.S. degree in Physics from the University of Massachusetts and his M.B.A. degree in Finance from Boston University.

Mark Beale

Diversified Equity Fund since 2004

Growth Equity Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in economic history from the University of Sussex, England.

Tasso H. Coin, Jr., CFA

Diversified Equity Fund and its predecessor since 1995

Growth Equity Fund and its predecessor since 1995

Small Company Value Fund since 2002

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his B.A. degree in Economics from Loyola University of Chicago.

John S. Dale, CFA

Diversified Equity Fund and its predecessor since 1988

Growth Equity Fund and its predecessor since 1989

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

Gary J. Dunn, CFA

Diversified Equity Fund and its predecessor since 1989

Equity Income Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He had been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his B.A. degree in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Diversified Equity Fund since 2004

Large Cap Appreciation Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned his B.A. degree in Psychology and Government at Dartmouth College and his M.B.A. degree from the Wharton School of Business.

90	Equity Gateway Funds Prospectus

Gregory T. Genung, CFA

Diversified Equity Fund since 2002

Growth Equity Fund since 2002

Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned bachelor’s degrees in finance and economics from the University of Minnesota, Duluth.

Daniel J. Hagen, CFA

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

Small Company Growth Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his B.S. degree in Finance from the University of Minnesota.

Josef Lakonishok

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the International Value Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his M.S. and Ph.D. degrees in Business Administration from Cornell University.

Richard D. Lewis

Diversified Equity Fund since 2004

Growth Equity Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in economics and statistics from Bristol University, England.

D. Kevin McCreesh, CFA

Diversified Equity Fund since 2003

Equity Value Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm’s large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchens. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Robert B. Mersky, CFA

Diversified Equity Fund and its predecessor since 1988

Growth Equity Fund and its predecessor since 1989

Small Company Growth Fund and its predecessor since 1984

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his B.S. degree in Accounting from the University of Minnesota.

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Portfolio Managers

Ronald M. Mushock, CFA

Diversified Equity Fund since 2003

Equity Value Fund since 2003

Mr. Mushock joined Systematic in 1997 as a portfolio manager. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Gary E. Nussbaum, CFA

Diversified Equity Fund and its predecessor since 1990

Growth Equity Fund and its predecessor since 1990

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Douglas G. Pugh, CFA

Diversified Equity Fund and its predecessor since 1997

Growth Equity Fund and its predecessor since 1997

Small Company Value Fund since 2001

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his B.S. degree in Finance and Business Administration from Drake University and his M.B.A. degree from the University of Minnesota.

David L. Roberts, CFA

Diversified Equity Fund and its predecessor since 1989

Equity Income Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his B.A. degree in Mathematics from Carroll College.

Stephen S. Smith, CFA

Diversified Equity Fund and its predecessor since 1997

Growth Equity Fund since Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his B.S. degree in Industrial Engineering and his M.B.A. degree from the University of Alabama.

Menno Vermeulen

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the International Value Portfolio in which the Diversified Equity and Growth Equity funds invest.

Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

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Robert W. Vishny

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the International Value Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his B.A. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Diversified Equity Fund and its predecessor since 1988

Growth Equity Fund and its predecessor since 1989

Small Company Growth Fund and its predecessor since 1984

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his B.A. degree in Philosophy from Princeton University.

Mark L. Yockey, CFA

Diversified Equity Fund and its predecessor since 2004

Growth Equity Fund and its predecessor since 2004

Mr. Yockey is a managing director of Artisan and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide health care industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned B.A. and M.B.A. degrees in Finance from Michigan State University.

Equity Gateway Funds Prospectus	93

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an

94	Equity Gateway Funds Prospectus

emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Initial Public Offering

The first time a company’s stock is offered for sale to the public.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Equity Gateway Funds Prospectus	95

Glossary

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard & Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

96	Equity Gateway Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

P003 (04/05) ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Equity Gateway Funds

Prospectus

Wells Fargo Advantage Large Company Growth Fund

Class Z

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank,N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Equity Gateway Funds

Stock Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Large Company Growth Fund	Seeks long-term capital appreciation.

4	Equity Gateway Fund Prospectus

PRINCIPAL STRATEGY

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Equity Gateway Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund Description beginning on page 11;

•	the “Additional Strategies and General Investment Risks” section beginning on page 14; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Fund makes foreign investments through American Depositary Receipts (“ADRs”), which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

6	Equity Gateway Fund Prospectus

Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Large Company Growth Fund Class Z Calendar Year Returns*1

Best Qtr.:	Q4 ’98 • 31.64%	Worst Qtr.:	Q1 ’01 • (22.83)%

*	Performance shown reflects the performance of the Administrator Class shares. The year-to-date performance through March 31, 2004 was (0.33)%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Class Z1 shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Class Z Returns Before Taxes (Incept. 04/11/05)[1]	26.77%	(1.71)%	11.22%
Class Z Returns After Taxes on Distributions	26.77%	(1.85)%	10.86%
Class Z Returns After Taxes on Distributions of Fund Shares	17.40%	(1.44)%	9.94%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
[1]	Performance shown for the Class Z shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Class Z shares. The Administrator Class shares’ returns are substantially similar to what the Class Z returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Fund Prospectus	7

Large Company Growth Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Large Company Growth Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)[1]
Large Company Growth Fund
Management Fees[2]	0.66%
Distribution (12b-1) fees	0.00%
Other Expenses[3]	0.79%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.45%
Fee Waivers	0.08%

NET EXPENSES[4]	1.37%
[1]	Expenses for the Fund include expenses allocated from the master portfolio in which the Fund invests.
[2]	The Fund’s investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Fund invests. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the master portfolio in which the Large Company Growth Fund invests is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo and Company.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio may only be increased with the approval of the Board of Trustees.

8	Equity Gateway Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

Large Company Growth Fund
1 YEAR	$139
3 YEARS	$443
5 YEARS	$777
10 YEARS	$1,723

Equity Gateway Fund Prospectus	9

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Fund in this Prospectus is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10	Equity Gateway Fund Prospectus

Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the risks described under the “Summary of Important Risks” section on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 14. These considerations are all important to your investment choice.

Equity Gateway Fund Prospectus	11

Large Company Growth Fund

The table below shows the financial performance of the Administrator Class shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$32.65	$42.06
Income from investment operations:
Net investment income (loss)	(0.16)	(0.21)
Net realized and unrealized gain (loss) on investments	9.18	(9.20)
Total from investment operations	9.02	(9.41)
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Distributions in excess of realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$41.67	$32.65
Total return[4]	27.60%	(22.37)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,761,429	$1,038,491
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.96%	1.00%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.56)%
Portfolio turnover[3]	13%	18%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.05%	1.03%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

12	Equity Gateway Fund Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$70.71	$54.60	$54.67	$39.94

(0.24)	(0.30)	(0.07)	(0.17)
(27.53)	18.01	0.00	15.95
(27.77)	17.71	(0.07)	15.78

0.00	0.00	0.00	0.00
(0.84)	(1.60)	0.00	(1.05)
(0.04)	0.00	0.00	0.00
(0.88)	(1.60)	0.00	(1.05)
$42.06	$70.71	$54.60	$54.67
(39.73)%	32.74%	(0.13)%	39.96%

$1,066,607	$1,532,428	$801,943	$645,385

0.97%	1.00%	1.00%	1.00%

(0.48)%	(0.53)%	(0.38)%	(0.49)%
13%	9%	5%	28%

0.97%	1.02%	1.04%	1.09%

Equity Gateway Fund Prospectus	13

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Large Company Growth Fund. Certain risks of this particular Fund are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

14	Equity Gateway Fund Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists, and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Equity Gateway Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to the limits imposed by the Investment Company Act of 1940 (“1940 Act”) (currently one-third of total assets, including the value of the collateral received).

Counter-Party and Leverage Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk

16	Equity Gateway Fund Prospectus

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Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Peregrine Capital Management, Incorporated 800 La Salle Ave. Minneapolis, MN Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Fund’s business activities	Maintains records of shares and supervises the payment of dividends	Provides services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

18	Equity Gateway Fund Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted, the fees shown for the Fund include fees allocated from the master portfolio in which the Fund invests. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual investment advisory fee of 0.25% of the Fund’s average daily net assets for providing services to the Fund including the determination of the asset allocations of the Fund’s investments in the various master portfolios. If the Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund, as a gateway fund, has a similar “dormant” sub-advisory arrangement with the sub-adviser that advises the master portfolio in which it invests. Under this arrangement, if the Fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Adviser

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company, located at La Salle Avenue, Suite 850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Portfolio in which the Fund invests. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) Plans, foundations and endowments. As of December 31, 2004 Peregrine managed over $[    ] billion in assets.

Peregrine is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.

Equity Gateway Fund Prospectus	19

Organization and Management of the Fund

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

20	Equity Gateway Fund Prospectus

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Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable, and if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Fund are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	Equity Gateway Fund Prospectus

Qualified Investors

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Fund:

•	Investors who received Class Z shares in the reorganization of the Strong Funds into the Wells Fargo Advantage Funds;

•	Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Fund’s distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Fund’s distributor, or an affiliate, to perform services;

•	Certain institutional investors purchasing more than $1 million of Class Z shares;

•	Fund of Funds advised by Funds Management (Life Stage Portfolios and WealthBuilder Portfolios);

•	Any Internal Revenue Code Section 529 plans.

•	Any accounts in a fee-based advisory program managed by Wells Fargo.

•	Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Class Z shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

Equity Gateway Fund Prospectus	23

Your Account

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

24	Equity Gateway Fund Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 99905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

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Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Large Company Growth, Class Z.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of the Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our Web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

26	Equity Gateway Fund Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Class Z shares are not available for purchase on the internet if you do not have an existing Wells Fargo Advantage Funds Account. Please call Investor Services at 1-800-222-8222 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 25 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 25. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

Equity Gateway Fund Prospectus	27

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion Guarantees are required for mailed redemption requests under the following circumstances i) if the request is over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Service Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares”, below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

•	Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

28	Equity Gateway Fund Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

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Your Account

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

30	Equity Gateway Fund Prospectus

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

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Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Fund in this Prospectus makes distributions of any net investment income and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-368-3863.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

32	Equity Gateway Fund Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stocks producing such dividends. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Equity Gateway Fund Prospectus	33

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

34	Equity Gateway Fund Prospectus

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Equity Gateway Fund Prospectus	35

Portfolio Managers

The Portfolio Managers identified below in connection with the Large Company Growth Fund manage the Portfolio in which the fund currently invests, and not the Fund itself.

John S. Dale, CFA

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

Gary E. Nussbaum, CFA

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

36	Equity Gateway Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth

An increase in the value of a security.

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of larger pool of assets.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Equity Gateway Fund Prospectus	37

Glossary

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent

A person who has an agreement with the funds’ distributors that allows them to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

38	Equity Gateway Fund Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston,MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

P074 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Advantage Equity Gateway Funds

Prospectus

Wells Fargo Advantage C&B Large Cap Value Fund

Wells Fargo Advantage Diversified Equity Fund

Wells Fargo Advantage Diversified Small Cap Fund

Wells Fargo Advantage Equity Income Fund

Wells Fargo Advantage Equity Value Fund

Wells Fargo Advantage Growth Equity Fund

Wells Fargo Advantage Index Fund

Wells Fargo Advantage Large Cap Appreciation FundSM

Wells Fargo Advantage Large Company Growth Fund

Wells Fargo Advantage Small Company Growth Fund

Wells Fargo Advantage Small Company Value Fund

Administrator Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents	Advantage Equity Gateway Funds

Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

C&B Large Cap Value Fund	Seeks maximum long-term total return, consistent with minimizing risk to principal.
Diversified Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Diversified Small Cap Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Equity Income Fund	Seeks long-term capital appreciation and above-average dividend income.

Equity Value Fund (formerly named the Large Cap Value Fund)	Seeks long-term capital appreciation.

Growth Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Index Fund	Seeks to replicate the return of the S&P 500 Index.

Large Cap Appreciation Fund	Seeks long-term capital appreciation.

4	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Fund is a gateway fund that invests in five different equity investment styles—large cap blend, large cap value, large cap growth, small cap and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 11 master portfolios.

The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We currently invest in 3 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in three different equity investment styles—large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 7 master portfolios.

The Fund is a gateway fund that invests in common stocks to replicate the total rate of return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund’s investment results, before fees and expenses.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected based on a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Equity Gateway Funds Prospectus	5

Stock Funds Overview

FUND	OBJECTIVE

Large Company Growth Fund	Seeks long-term capital appreciation.

Small Company Growth Fund	Seeks long-term capital appreciation.

Small Company Value Fund	Seeks long-term capital appreciation.

6	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of small companies that are either growing rapidly or completing a period of dramatic change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

Equity Gateway Funds Prospectus	7

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 26;

•	the “Additional Strategies and General Investment Risks” section beginning on page 66; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

8	Equity Gateway Funds Prospectus

FUND	SPECIFIC RISKS
C&B Large Cap Value Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8.
Diversified Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.
Diversified Small Cap Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.
Equity Income Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.
Equity Value Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.
Growth Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.
Index Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Funds that track the performance of an index do so whether the index rises or falls.
Large Cap Appreciation Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.
Small Company Growth Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Small Company Value Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8.

Equity Gateway Funds Prospectus	9

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Advantage Equity Fund has been in operation for less than one calendar year; therefore, no performance information is shown for this Fund.

The Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio effective at the close of business on July 23, 2004. The historical information shown for the successor fund for periods prior to the Fund’s reorganization reflects the historical information for its predecessor.

C&B Large Cap Value Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 20.94%	Worst Qtr.:	Q3 ‘02 • (17.54)%

*	Performance shown reflects the performance of the Fund’s Class D shares. The Fund’s year-to-date performance through March 31, 2004, was 3.99%.

10	Equity Gateway Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) Plans, or IRAs.

Average annual total returns[1]
for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 7/26/2004)	33.46%	9.10%	13.14%
Administrator Class Returns After Taxes on Distributions	33.31%	5.67%	9.04%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	21.91%	6.31%	9.49%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	28.69%	(0.57)%	11.07%
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	30.03%	3.56%	11.88%
[1]	Performance shown reflects the performance of the Fund’s Class D shares, and includes expenses that are not applicable to and are higher than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class’s returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund’s Class D shares incepted on May 15, 1990.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	11

Performance History

Diversified Equity Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘98 • 19.88%	Worst Qtr.:	Q3 ‘02 • (19.36)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	29.43%	0.88%	9.83%
Administrator Class Returns After Taxes on Distributions	29.04%	(0.05)%	8.85%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	19.12%	0.40%	8.28%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,3]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

12	Equity Gateway Funds Prospectus

Diversified Small Cap Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ‘03 • 21.57%	Worst Qtr.:	Q3 ‘98 • (23.73)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 12/31/97)	43.93%	9.03%	5.87%
Administrator Class Returns After Taxes on Distributions	43.60%	8.53%	5.46%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	28.55%	7.59%	4.87%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	5.45%

Equity Gateway Funds Prospectus	13

Performance History

Equity Income Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 16.74%	Worst Qtr.:	Q3 ‘02 • (20.82)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	26.28%	1.14%	10.77%
Administrator Class Returns After Taxes on Distributions	23.71%	(0.40)%	9.54%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	16.98%	0.25%	8.95%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	30.03%	3.56%	11.88%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

14	Equity Gateway Funds Prospectus

Growth Equity Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘99 • 20.08%	Worst Qtr.:	Q3 ‘02 • (20.19)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do no reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	33.94%	2.52%	8.77%
Administrator Class Returns After Taxes on Distributions	33.94%	0.84%	7.06%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	22.06%	1.56%	6.95%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	15

Performance History

Index Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘98 • 21.32%	Worst Qtr.:	Q3 ‘02 • (17.20)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	28.28%	(0.72)%	10.73%
Administrator Class Returns After Taxes on Distributions	27.70%	(1.39)%	9.82%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	18.38%	(0.93)%	9.09%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,3]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

16	Equity Gateway Funds Prospectus

Large Cap Appreciation Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ‘03 • 12.58%	Worst Qtr.:	Q3 ‘02 • (15.92)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	Life of Fund
Administrator Class Returns Before Taxes (Incept. 08/31/01)	27.66%	(0.73)%
Administrator Class Returns After Taxes on Distributions	27.66%	(0.73)%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	17.98%	(0.62)%
S&P 500 Index (reflects no deduction for expenses or taxes)[1]	28.67%	0.85%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	17

Performance History

Large Company Growth Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ‘98 • 31.64%	Worst Qtr.:	Q1 ‘01 • (22.83)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	26.77%	(1.71)%	11.22%
Administrator Class Returns After Taxes on Distributions	26.77%	(1.85)%	10.86%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	17.40%	(1.44)%	9.94%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

18	Equity Gateway Funds Prospectus

Small Company Growth Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q3 ‘03 • 21.66%	Worst Qtr.:	Q3 ‘98 • (24.63)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	50.36%	5.36%	8.81%
Administrator Class Returns After Taxes on Distributions	50.36%	3.88%	6.66%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	32.73%	3.81%	6.50%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.47%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

Equity Gateway Funds Prospectus	19

Performance History

Small Company Value Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ‘03 • 23.00%	Worst Qtr.:	Q3 ‘02 • (24.84)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 1/31/02)[1]	43.68%	14.16%	12.73%
Administrator Class Returns After Taxes on Distributions	41.80%	13.86%	12.50%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	28.37%	12.27%	11.13%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	9.17%
[1]	Performance shown for periods prior to inception of the Administrator Class shares reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.

20	Equity Gateway Funds Prospectus

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Equity Gateway Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)[1]
	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund
Management Fees	0.75%	0.88%	0.99%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.73%	0.44%	0.33%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.48%	1.32%	1.32%
Fee Waivers	0.53%	0.32%	0.12%

NET EXPENSES[3]	0.95%	1.00%	1.20%

	Large Company Growth Fund	Small Company Growth Fund	Small Company Value Fund
Management Fees	0.75%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.45%	0.49%	0.36%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.20%	1.39%	1.26%
Fee Waivers	0.25%	0.19%	0.06%

NET EXPENSES[3]	0.95%	1.20%	1.20%
[1]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Funds invest. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. Each Fund, except for the Diversified Equity and Diversified Small Cap, invests substantially all of its assets in one master portfolio. The breakpoint schedule for the Equity Income, Equity Value, C&B Large Cap Value and Large Company Growth Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. The schedule for the Index Fund is as follows: 0.10% for assets from $0 to $999 million; 0.075% for assets from $1 billion to $4.99 billion; and 0.05% for assets $5 billion and higher; The schedule for the Small Company Growth and Small Company Value Funds is as follows: 0.90% for assets from $0 to $499 million; 0.85% for assets from $500 million to $999 million; 0.80% for assets from $1 billion to $2.99 billion; 0.775% for assets from $3 billion to $4.99 billion; and 0.75% for assets $5 billion and higher. The schedule for the Large Cap Appreciation Fund is as follows: 0.70% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.

22	Equity Gateway Funds Prospectus

Summary of Expenses

Equity Income Fund	Equity Value Fund	Growth Equity Fund	Index Fund	Large Cap Appreciation Fund
0.75%	0.75%	1.05%	0.15%	0.70%
0.00%	0.00%	0.00%	0.00%	0.00%
0.34%	0.48%	0.55%	0.44%	1.06%

1.09%	1.23%	1.60%	0.59%	1.76%
0.24%	0.23%	0.35%	0.34%	0.76%

0.85%	1.00%	1.25%	0.25%	1.00%

[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the C&B Large Cap Value Fund are based on estimated amounts for the current fiscal year and include various Fund start-up expenses, which will only be incurred in the Fund’s operation. Without including these first year expenses, the Gross Operating Expense Ratio for the C&B Large Cap Value Fund would be 1.29%.
[4]	For the C&B Large Cap Value Fund, the adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown. For all other Funds in the Prospectus, the adviser has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Equity Gateway Funds Prospectus	23

Stock Funds Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund	Equity Income Fund	Equity Value Fund
1 YEAR	$102	$102	$122	$87	$102
3 YEARS	$416	$387	$406	$291	$368
5 YEARS	$758	$693	$712	$578	$654
10 YEARS	$1,723	$1,562	$1,580	$1,307	$1,468

	Growth Equity Fund	Index Fund	Large Cap Appreciation Fund	Large Company Growth Fund	Small Company Growth Fund
1 YEAR	$127	$ 26	$102	$97	$122
3 YEARS	$471	$155	$480	$356	$421
5 YEARS	$838	$295	$883	$636	$742
10 YEARS	$1,871	$705	$2,010	$1,432	$1,652

	Small Company Value Fund
1 YEAR	$122
3 YEARS	$394
5 YEARS	$686
10 YEARS	$1,517

24	Equity Gateway Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Equity Gateway Funds Prospectus	25

C&B Large Cap Value Fund

Portfolio Managers:    A team of investment professionals of the investment sub-adviser,

Cooke & Bieler, L.P.

Investment Objective

The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We may invest in additional master portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Funds” on page 71.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

26	Equity Gateway Funds Prospectus

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C&B Large Cap Value Fund

The table below shows the financial performance of the Fund’s Class D shares. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

FOR A SHARE OUTSTANDING
	CLASS D SHARES—COMMENCED ON MAY 15, 1990

For the period ended:	Apr. 30, 2004[1,2] (unaudited)	Oct. 31, 2003[2]
Net asset value, beginning of period	$7.42	$6.49
Income from investment operations:
Net investment income (loss)	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.68	1.61
Total from investment operations	0.70	1.66
Less distributions:
Dividends from net investment income	(0.02)	(0.05)
Distributions from net realized gain	0.00	(0.68)
Total from distributions	(0.02)	(0.73)
Net asset value, end of period	$8.10	$7.42
Total return[4]	9.47%	28.34%
Ratios/supplemental data:
Net assets, end of period (000s)	$25,248	$20,419
Ratios to average net assets:
Ratio of expenses to average net assets	1.15%	1.16%[5]
Ratio of net investment income (loss) to average net assets	0.56%	0.76%
Portfolio turnover	12%	26%
[1]	All ratios for the period have been annualized.
[2]	Per share figures calculated using Average Shares Method.
[3]	On November 19, 2001, The Advisors’ Inner Circle Fund C&B Large Cap Value Portfolio (the “AIC Portfolio”) acquired the assets of the UAM Funds Inc. C&B Equity Portfolio (the “UAM Portfolio”). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
[4]	Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[5]	Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.20% and 1.60%, respectively.
[6]	As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.

28	Equity Gateway Funds Prospectus

Financial Highlights

Oct. 31, 2002[2]	Oct. 31, 2001[3]	Oct. 31, 2000	Oct. 31, 1999
$7.13	$8.71	$12.06	$13.58

0.05	0.07	0.12	0.16
(0.38)	0.27	0.54	0.72
(0.33)	0.34	0.66	0.88

(0.05)	(0.11)	(0.09)	(0.16)
(0.26)	(1.81)	(3.92)	(2.24)
(0.31)	(1.92)	(4.01)	(2.40)
$6.49	$7.13	$8.71	$12.06
(5.14)%	4.50%	10.89%	7.73%

$14,383	$38,850	$35,251	$73,292

1.14%[5,6]	1.00%	1.00%	0.89%
0.59%	0.91%	1.16%	1.12%
39%	41%	48%	43%

Equity Gateway Funds Prospectus	29

Diversified Equity Fund

Investment Objective

The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. “Style” means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 11 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, using a combination of 5 different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—for the Fund’s investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios, the assets allocated to large cap value to 2 Portfolios and the assets allocated to international investments to 2 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Value Style	25%
Equity Income Portfolio		8.33%
Equity Value Portfolio		8.34%
C&B Large Cap Value Portfolio		8.33%
Large Cap Blend Style	25%
Index Portfolio		25%
Large Cap Growth Style	25%
Disciplined Growth Portfolio		5.0%
Large Cap Appreciation Portfolio		2.5%
Large Company Growth Portfolio		17.5%
Small Cap Style	10%
Small Cap Index Portfolio		3.34%
Small Company Growth Portfolio		3.33%
Small Company Value Portfolio		3.33%
International Style	15%
International Core Portfolio		3.75%
International Growth Portfolio		3.75%
International Index Portfolio		3.75%
International Value Portfolio		3.75%
TOTAL FUND ASSETS	100%

30	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 82 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 84 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at Cooke & Bieler
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Core	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at Barclays
International Value	LSV Asset Management	Josef Lakonishok Robert W. Vishny Menno Vermeulen, CFA
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend income may be more sensitive to interest rate charges than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	31

Diversified Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$29.04	$36.38
Income from investment operations:
Net investment income (loss)	0.24	0.18[6]
Net realized and unrealized gain (loss) on investments	6.57	(6.87)
Total from investment operations	6.81	(6.69)
Less distributions:
Dividends from net investment income	(0.21)	(0.23)
Distributions from net realized gain	(0.00)	(0.42)
Total distributions	(0.21)	(0.65)
Net asset value, end of period	$35.64	$29.04
Total return[3]	23.55%	(18.86)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,152,692	$1,014,998
Ratios to average net assets[7]:
Ratio of expenses to average net assets[2]	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.67%	0.47%
Portfolio turnover[4]	32%	30%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,7]	1.17%	1.14%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated based upon average shares outstanding.
[7]	Ratios shown for periods of less than one year are annualized.

32	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$52.72	$48.00	$48.25	$43.06

0.15	0.18	0.04	0.22
(11.70)	7.37	(0.29)	6.15
(11.55)	7.55	(0.25)	6.37

(0.17)	(0.16)	0.00	(0.20)
(4.62)	(2.67)	0.00	(0.98)
(4.79)	(2.83)	0.00	(1.18)
$36.38	$52.72	$48.00	$48.25
(23.95)%	15.99%	(0.52)%	15.08%

$1,398,810	$1,938,206	$1,902,474	$1,629,191

1.00%	1.00%	1.00%	1.00%
0.38%	0.31%	0.44%	0.47%
34%	38%	13%	35%
1.07%	1.10%	1.18%	1.17%

Equity Gateway Funds Prospectus	33

Diversified Small Cap Fund

Investment Objective

The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to minimize the volatility and risk of investing in small-capitalization equity securities. “Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are as follows:

Investment Style/Portfolios	Allocation
Small Cap Index Portfolio	33.33%
Small Company Growth Portfolio	33.33%
Small Company Value Portfolio	33.34%
TOTAL FUND ASSETS	100%

34	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 102 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 104 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

This Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	35

Diversified Small Cap Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON DECEMBER 31, 1997

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$8.70	$9.18
Income from investment operations:
Net investment income (loss)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	2.71	(0.34)
Total from investment operations	2.70	(0.36)
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	(0.08)	(0.12)
Total distributions	(0.08)	(0.12)
Net asset value, end of period	$11.32	$8.70
Total return[4]	31.32%	(4.17)%
Ratios/supplemental data:
Net assets, end of period (000s)	$285,650	$192,987
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.17%	1.20%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.24)%
Portfolio turnover[3]	84%	93%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.27%	1.38%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

36	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$11.18	$9.02	$8.99	$10.52

0.01	0.00	(0.01)	0.00
(1.34)	2.16	0.04	(1.53)
(1.33)	2.16	0.03	(1.53)

(0.01)	0.00	0.00	0.00
(0.66)	0.00	0.00	0.00
(0.67)	0.00	0.00	0.00
$9.18	$11.18	$9.02	$8.99
(12.52)%	23.95%	0.33%	(14.54)%

$138,795	$115,700	$67,459	$60,261

1.20%	1.20%	1.20%	1.20%
0.13%	0.05%	(0.18)%	(0.05)%
113%	121%	39%	112%
1.28%	1.39%	1.59%	1.65%

Equity Gateway Funds Prospectus	37

Equity Income Fund

Portfolio Managers:    David L. Roberts, CFA; Gary J. Dunn, CFA

Investment Objective

The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We invest primarily in the common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing equity securities; and

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

38	Equity Gateway Funds Prospectus

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Equity Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$28.72	$37.21
Income from investment operations:
Net investment income (loss)	0.55	0.54
Net realized and unrealized gain (loss) on investments	5.02	(7.51)
Total from investment operations	5.57	(6.97)
Less distributions:
Dividends from net investment income	(0.55)	(0.53)
Distributions from net realized gain	(2.46)	(0.99)
Total distributions	(3.01)	(1.52)
Net asset value, end of period	$31.28	$28.72
Total return[3]	20.42%	(19.64)%
Ratios/supplemental data:
Net assets, end of period (000s)	$907,662	$902,521
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	1.83%	1.44%
Portfolio turnover[4]	9%	12%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	0.94%	0.91%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

40	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$41.27	$44.19	$46.35	$41.18

0.46	0.52	0.18	0.51
(4.05)	0.12	(2.10)	5.45
(3.59)	0.64	(1.92)	5.96

(0.47)	(0.52)	(0.24)	(0.53)
(0.00)	(3.04)	0.00	(0.26)
(0.47)	(3.56)	(0.24)	(0.79)
$37.21	$41.27	$44.19	$46.35
(8.75)%	1.39%	(4.16)%	14.75%

$1,163,331	$1,403,624	$1,471,410	$1,519,541

0.85%	0.85%	0.85%	0.85%
1.11%	1.21%	1.11%	1.23%
3%	9%	5%	3%
0.85%	0.87%	0.88%	0.89%

Equity Gateway Funds Prospectus	41

Equity Value Fund

Portfolio Managers:    D. Kevin McCreesh, CFA; Ronald M. Mushock, CFA

Investment Objective

The Equity Value Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on domestic large-capitalization stocks.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price-to-earnings, price-to-book and price-to-sales ratios, and cash flow. We also evaluate the companies’ sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security.

We also apply a rigorous screening process to manage the portfolio’s overall risk profile. We generally consider selling stocks when they have achieved their valuation targets, when the issuer’s business fundamentals have deteriorated, or if the potential for positive change is no longer evident.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

We may invest in additional master portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 71.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

42	Equity Gateway Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR CLASS SHARES—COMMENCED ON AUGUST 29, 2003

For the period ended:	Sept. 30, 2003
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	0.00
Net realized and unrealized gain (loss) on investments	(0.18)
Total from investment operations	(0.18)
Less distributions:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00
Total distributions	0.00
Net asset value, end of period	$9.82
Total return[1]	(1.80)%
Ratios/supplemental data:
Net assets, end of period (000s)	$10
Ratios to average net assets[5]:
Ratio of expenses to average net assets[2]	1.00%
Ratio of net investment income (loss) to average net assets	(0.33)%
Portfolio turnover[3]	3%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4,5]	211.67%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Ratios shown for periods of less than one year are annualized.

Equity Gateway Funds Prospectus	43

Sub-Adviser’s Prior Performance History

Systematic Financial Management, LP (“Systematic”) is the sub-adviser for the master portfolio in which the Equity Value Fund invests. As the sub-adviser, Systematic is responsible for the day-to-day investment management activities of the master portfolio. The performance information shown below represents a composite of the prior performance of a registered mutual fund and of all discretionary accounts managed by Systematic with substantially similar investment objectives, policies and strategies as the Fund for the requisite periods. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Calendar Year Returns

Best Qtr.:	Q4 ‘98 • 23.58%	Worst Qtr.:	Q3 ‘98 • (21.58)%

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Sub-adviser’s Composite Performance (Incepted, 12/31/90)	34.17%	5.94%	12.30%
S&P 500 Index[1]	28.67%	(0.57)%	11.06%
Russell 1000 Value Index	30.03%	3.56%	11.88%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.

44	Equity Gateway Funds Prospectus

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Growth Equity Fund

Investment Objective

The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to reduce the volatility and risk of investing in a single equity style. “Style” means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, selected across a combination of 3 different equity investment styles—large cap growth, small cap, and international. We currently allocate the assets dedicated to small cap investments to 3 Portfolios and the assets dedicated to large cap growth and international investments each to 2 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio/fund allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Growth Style	35%
Large Company Growth Portfolio		30%
Disciplined Growth Portfolio		5%
Small Cap Style	35%
Small Cap Index Portfolio		11.67%
Small Company Growth Portfolio		11.67%
Small Company Value Portfolio		11.66%
International Style	30%
International Core Portfolio		7.5%
International Growth Portfolio		7.5%
International Index Portfolio		7.5%
International Value Portfolio		7.5%
TOTAL FUND ASSETS	100%

46	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 82 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 84 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Disciplined Growth	Smith	Stephen S. Smith, CFA
International Core	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at Barclays
International Value	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

This Fund is primarily subject to the risks described under the “Common Risks for the Funds” on page 8. Stocks of small- and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large companies. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	47

Growth Equity Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$19.61	$24.00
Income from investment operations:
Net investment income (loss)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	5.25	(3.35)
Total from investment operations	5.22	(3.40)
Less distributions:
Dividends from net investment income	(0.01)	(0.07)
Distributions from net realized gain	0.00	(0.92)
Total distributions	(0.01)	(0.99)
Net asset value, end of period	$24.82	$19.61
Total return[4]	26.62%	(15.25)%
Ratios/supplemental data:
Net assets, end of period (000s)	$450,480	$363,946
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.25%	1.22%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.19)%
Portfolio turnover[3]	58%	40%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.45%	1.41%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

48	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$39.98	$36.82	$36.17	$35.72

(0.02)	(0.09)	0.01	(0.03)
(9.87)	8.88	0.64	2.58
(9.89)	8.79	0.65	2.55

0.00	0.00	0.00	(0.03)
(6.09)	(5.63)	0.00	(2.07)
(6.09)	(5.63)	0.00	(2.10)
$24.00	$39.98	$36.82	$36.17
(28.74)%	25.32%	1.80%	7.60%

$476,031	$751,174	$644,215	$920,586

1.25%	1.25%	1.25%	1.25%
(0.06)%	(0.23)%	0.05%	(0.08)%
75%	78%	22%	73%
1.29%	1.34%	1.40%	1.38%

Equity Gateway Funds Prospectus	49

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Index Fund

Portfolio Managers:    Laurie R. White; Gregory T. Genung, CFA

Investment Objective

The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund’s portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

•	in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and

•	in interest rate futures contracts, options or interest rate swaps and index swaps.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 8. Funds that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	51

Index Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$32.98	$42.00
Income from investment operations:
Net investment income (loss)	0.55	0.51
Net realized and unrealized gain (loss) on investments	7.37	(8.99)
Total from investment operations	7.92	(8.48)
Less distributions:
Dividends from net investment income	(0.57)	(0.54)
Distributions from net realized gain	0.00	0.00
Total distributions	(0.57)	(0.54)
Net asset value, end of period	$40.33	$32.98
Total return[3]	24.22%	(20.54)%
Ratios/supplemental data:
Net assets, end of period (000s)	$839,581	$596,168
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.25%	0.25%
Ratio of net investment income (loss) to average net assets	1.58%	1.28%
Portfolio turnover[4]	3%	4%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	0.44%	0.39%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

52	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$59.73	$53.67	$54.83	$46.36

0.54	0.59	0.24	0.57
(15.94)	6.42	(0.77)	8.87
(15.40)	7.01	(0.53)	9.44

(0.60)	(0.26)	(0.36)	(0.57)
(1.73)	(0.69)	(0.27)	(0.40)
(2.33)	(0.95)	(0.63)	(0.97)
$42.00	$59.73	$53.67	$54.83
(26.63)%	13.06%	(1.00)%	20.57%

$733,380	$982,975	$813,861	$1,154,289

0.25%	0.25%	0.25%	0.25%
1.11%	1.02%	1.17%	1.28%
2%	8%	11%	4%
0.30%	0.33%	0.55%	0.55%

Equity Gateway Funds Prospectus	53

Large Cap Appreciation Fund

Portfolio Managers:    William B. Bannick, CFA; Robert L. Fitzpatrick, CFA

Investment Objective

The Large Cap Appreciation Fund seeks long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on large-capitalization stocks.

In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company’s current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and value characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

54	Equity Gateway Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON AUGUST 31, 2001

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001
Net asset value, beginning of period	$7.55	$9.53	$10.00
Income from investment operations:
Net investment income (loss)	0.00	0.00	0.01
Net realized and unrealized gain (loss) on investments	1.41	(1.98)	(0.48)
Total from investment operations	1.41	(1.98)	(0.47)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$8.96	$7.55	$9.53
Total return[1]	18.68%	(20.78)%	(4.70)%
Ratios/supplemental data:
Net assets, end of period (000s)	$16,905	$4,155	$10
Ratios to average net assets[3]:
Ratio of expenses to average net assets[5]	0.95%	0.95%	0.86%
Ratio of net investment income (loss) to average net assets	(0.06)%	0.05%	1.00%
Portfolio turnover[4]	153%	123%	10%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.61%	5.81%	0.86%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.

Equity Gateway Funds Prospectus	55

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Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	57

Large Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$32.65	$42.06
Income from investment operations:
Net investment income (loss)	(0.16)	(0.21)
Net realized and unrealized gain (loss) on investments	9.18	(9.20)
Total from investment operations	9.02	(9.41)
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Distributions in excess of realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$41.67	$32.65
Total return[4]	27.60%	(22.37)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,761,429	$1,038,491
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.96%	1.00%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.56)%
Portfolio turnover[3]	13%	18%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.05%	1.03%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

58	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$70.71	$54.60	$54.67	$39.94

(0.24)	(0.30)	(0.07)	(0.17)
(27.53)	18.01	0.00	15.95
(27.77)	17.71	(0.07)	15.78

0.00	0.00	0.00	0.00
(0.84)	(1.60)	0.00	(1.05)
(0.04)	0.00	0.00	0.00
(0.88)	(1.60)	0.00	(1.05)
$42.06	$70.71	$54.60	$54.67
(39.73)%	32.74%	(0.13)%	39.96%

$1,066,607	$1,532,428	$801,943	$645,385

0.97%	1.00%	1.00%	1.00%
(0.48)%	(0.53)%	(0.38)%	(0.49)%
13%	9%	5%	28%
0.97%	1.02%	1.04%	1.09%

Equity Gateway Funds Prospectus	59

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Small Company Growth Fund

Portfolio Managers:    Robert B. Mersky, CFA; Paul E. von Kuster, CFA; Daniel J. Hagen, CFA

Investment Objective

The Small Company Growth Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value. We focus the Fund’s investment strategy on small-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less;

•	up to 20% of the Fund’s assets in securities of companies considered to be mid-capitalization; and

•	up to 10% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	61

Small Company Growth Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$17.35	$21.73
Income from investment operations:
Net investment income (loss)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investments	6.65	(4.22)
Total from investment operations	6.52	(4.38)
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total from distributions	0.00	0.00
Net asset value, end of period	$23.87	$17.35
Total return[4]	37.58%	(20.16)%
Ratios/supplemental data:
Net assets, end of period (000s)	$432,328	$329,964
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.21%	1.22%
Ratio of net investment income (loss) to average net assets	(0.65)%	(0.68)%
Portfolio turnover[3]	163%	169%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.34%	1.25%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

62	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$36.22	$27.03	$27.44	$33.69

(0.10)	(0.22)	(0.05)	(0.15)
(7.26)	9.41	(0.36)	(3.67)
(7.36)	9.19	(0.41)	(3.82)

0.00	0.00	0.00	0.00
(7.13)	0.00	0.00	(2.43)
(7.13)	0.00	0.00	(2.43)
$21.73	$36.22	$27.03	$27.44
(23.33)%	34.00%	(1.49)%	(10.72)%

$431,695	$603,584	$515,292	$557,516

1.21%	1.25%	1.25%	1.25%
(0.44)%	(0.59)%	(0.52)%	(0.52)%
206%	203%	55%	154%
1.21%	1.27%	1.30%	1.30%

Equity Gateway Funds Prospectus	63

Small Company Value Fund

Portfolio Managers:    Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA

Investment Objective

The Small Company Value Fund seeks to provide long-term capital appreciation.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus the Fund’s investment strategy on small-capitalization stocks.

In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company’s fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 8.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 66. These considerations are all important to your investment choice.

64	Equity Gateway Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON JANUARY 31, 2002

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$8.44	$10.00
Income from investment operations:
Net investment income (loss)	0.01	0.01
Net realized and unrealized gain (loss) on investments	3.15	(1.57)
Total from investment operations	3.16	(1.56)
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$11.60	$8.44
Total return[1]	37.51%	(15.60)%
Ratios/supplemental data:
Net assets, end of period (000s)	$33,583	$5,465
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.21%	1.23%
Ratio of net investment income (loss) to average net assets	0.21%	0.34%
Portfolio turnover[5]	80%	98%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,4]	1.21%	3.58%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

Equity Gateway Funds Prospectus	65

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 8. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Large Cap Appreciation Fund and the Small Company Growth Fund employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

66	Equity Gateway Funds Prospectus

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Equity Gateway Funds Prospectus	67

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B LARGE CAP VALUE		DIVERSIFIED EQUITY		DIVERSIFIED SMALL CAP	EQUITY INCOME	EQUITY VALUE	GROWTH EQUITY	INDEX	LARGE CAP APPRECIATION	LARGE COMPANY GROWTH	SMALL COMPANY GROWTH	SMALL COMPANY VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●		●		●	●	●	●	●	●	●	●	●

Emerging Market Securities

Securities of companies based in countries
considered developing or to have
“emerging” stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk				●				●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk				●	●			●			●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk				●	●	●		●		●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk		●		●	●	●	●	●	●	●	●	●	●

Options

The right to buy or sell a security based on
an agreed upon price at a specified time.
Types of options used may include: options
on securities, options on a stock index and
options on stock index futures to protect
liquidity and portfolio value.

	Leverage and Liquidity Risk				●		●			●

68	Equity Gateway Funds Prospectus

		C&B LARGE CAP VALUE	DIVERSIFIED EQUITY	DIVERSIFIED SMALL CAP	EQUITY INCOME	EQUITY VALUE	GROWTH EQUITY	INDEX	LARGE CAP APPRECIATION	LARGE COMPANY GROWTH	SMALL COMPANY GROWTH	SMALL COMPANY VALUE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk		●	●	●	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●	●		●	●	●	●		●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●	●	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk		●	●			●				●	●

Equity Gateway Funds Prospectus	69

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

70	Equity Gateway Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over [$    ] billion in mutual fund assets.

The Diversified Equity, Diversified Small Cap and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Equity Income, Equity Value, Index, Large Cap Appreciation, C&B Large Cap Value, Large Company Growth, Small Company Growth and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Equity Value Fund and C&B Large Cap Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for

Equity Gateway Funds Prospectus	71

Organization and Management of the Funds

overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), Barclays Global Fund Advisors (“Barclays”), Cadence Capital Management (“Cadence”), Cooke & Bieler, L.P. (“Cooke & Bieler”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group, L.P. (“Smith Group”), Systematic Financial Management, L.P. (“Systematic”) and Wells Capital Management Incorporated are investment sub-advisers to the master portfolios in which the gateway Funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

Artisan, located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is the sub-adviser to the International Growth Portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of December 31, 2004, Artisan managed over $[        ] billion in assets.

Barclays, a wholly owned subsidiary of Barclays Global Investors, N.A., and an indirect subsidiary of Barclays Bank, PLC, is the investment sub-adviser for the International Index Portfolio. As of December 31, 2004, Barclays managed over [$    ] trillion in assets.

Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of December 31, 2004, Cadence managed approximately [$    ] billion in assets.

Cooke & Bieler, a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the investment sub-adviser for the C&B Large Cap Value Portfolio in which the C&B Large Cap Value Fund invests, and thereby responsible for the day-to-day investment management responsibilities of the master portfolio. As of December 31, 2004, Cooke & Bieler managed approximately $3.4 billion in assets.

LSV, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of December 31, 2004, LSV managed over [$    ] billion in assets.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, a London-based U.S.-registered investment adviser sub advises the International Core Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over [$    ] billion in assets.

72	Equity Gateway Funds Prospectus

Peregrine, a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of December 31, 2004, Peregrine managed approximately [$    ] billion in assets.

Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of December 31, 2004, the Smith Group managed over [$    ] million in assets.

Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Large Cap Value Portfolio in which the Equity Value Fund invests. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of December 31, 2004, Systematic managed over [$    ] billion in assets.

Wells Capital Management Incorporated (“Wells Capital Management”), and affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Equity Income and Index Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of [$XX] billion.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of these Funds pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Equity Gateway Funds Prospectus	73

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

74	Equity Gateway Funds Prospectus

How to Buy Shares

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least [$10] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee;

•	Registered investment adviser account programs that charge an asset based fee;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios);

•	Trust Department of Wells Fargo Bank purchasing shares on behalf of their clients in a fiduciary capacity; and

•	Institutions who invest a minimum initial amount of $1 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may

Equity Gateway Funds Prospectus	75

Your Account

include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

76	Equity Gateway Funds Prospectus

How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

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Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

78	Equity Gateway Funds Prospectus

excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

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Other Information

Income and Gain Distributions

The Equity Income Fund makes distributions of any net investment income at least quarterly and realized net capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to

80	Equity Gateway Funds Prospectus

manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

C&B Large Cap Value Portfolio	Seeks maximum long-term total return, consistent with minimizing risk to principal.
Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.
Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.
Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.
International Core Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation over the long term by investing in equity securities of non-U.S. companies.
International Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in equity securities.
International Index Portfolio	The Portfolio seeks to match as closely as practicable the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE Index”).
International Value Portfolio	The Portfolio seeks long-term capital appreciation.
Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.
Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.
Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.
Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

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PRINCIPAL STRATEGIES

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in the common stocks of companies that, in the view of adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

The Portfolio invests principally in non-U.S. Securities. We select securities for the Portfolio by using a bottom-up investment process to construct a diversified portfolio of international growth companies regardless of market capitalization.

Under normal circumstances, the Portfolio invests principally in the securities comprising the MSCI EAFE Index. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and the Portfolio’s investment results, before expenses.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.
Under normal circumstances, the Portfolio invests principally in securities representing the capitalization- weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

Equity Gateway Funds Prospectus	83

Portfolio Managers

The Portfolio Managers identified below in connection with the Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description and/or below.

William B. Bannick, CFA

Diversified Equity Fund since 2003

Large Cap Appreciation Fund since 2003

Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his B.S. degree in Physics from the University of Massachusetts and his M.B.A. degree in Finance from Boston University.

Mark Beale

Diversified Equity Fund since 2004

Growth Equity Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in economic history from the University of Sussex, England.

Tasso H. Coin, Jr., CFA

Diversified Equity Fund and its predecessor since 1995

Diversified Small Cap Fund and its predecessor since 1997

Growth Equity Fund and its predecessor since 1995

Small Company Value Fund since 2002

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his B.A. degree in Economics from Loyola University of Chicago.

John S. Dale, CFA

Diversified Equity Fund and its predecessor since 1988

Growth Equity Fund and its predecessor since 1989

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

Gary J. Dunn, CFA

Diversified Equity Fund and its predecessor since 1989

Equity Income Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his B.A. degree in Economics from Carroll College.

84	Equity Gateway Funds Prospectus

Robert L. Fitzpatrick, CFA

Diversified Equity Fund since 2004

Large Cap Appreciation Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned his B.A. degree in Psychology and Government at Dartmouth College and his M.B.A. degree from the Wharton School of Business.

Gregory T. Genung, CFA

Diversified Equity Fund since 2002

Diversified Small Cap Fund since 2002

Growth Equity Fund since 2002

Index Fund since 2002

Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor’s degrees in finance and economics from the University of Minnesota, Duluth.

Daniel J. Hagen, CFA

Diversified Equity Fund since 2003

Diversified Small Cap Fund since 2003

Growth Equity Fund since 2003

Small Company Growth Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his B.S. degree in Finance from the University of Minnesota.

Josef Lakonishok

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his B.A. degree in Economics and Statistics and his M.B.A. degree from Tel Aviv University and earned his M.S. degree and Ph.D. degree in Business Administration from Cornell University.

Richard D. Lewis

Diversified Equity Fund since 2004

Growth Equity Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in economics and statistics from Bristol University, England.

Equity Gateway Funds Prospectus	85

Portfolio Managers

D. Kevin McCreesh, CFA

Diversified Equity Fund since 2003

Equity Cap Value Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm’s large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchens. Mr. McCreesh earned his B.S. degree in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Robert B. Mersky, CFA

Diversified Equity Fund and its predecessor since 1988

Diversified Small Cap Fund and its predecessor since 1997

Growth Equity Fund and its predecessor since 1989

Small Company Growth Fund and its predecessor since 1984

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky had actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his B.S. degree in Accounting from the University of Minnesota.

Ronald M. Mushock, CFA

Diversified Equity Fund since 2003

Equity Value Fund since 2003

Mr. Mushock joined Systematic in 1997 as a portfolio manager. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his B.S. degree in finance from Seton Hall University and his M.B.A. degree from New York University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

Gary E. Nussbaum, CFA

Diversified Equity Fund and its predecessor since 1990

Growth Equity Fund and its predecessor since 1990

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Douglas G. Pugh, CFA

Diversified Equity Fund and its predecessor since 1997

Diversified Small Cap Fund and its predecessor since 1997

Growth Equity Fund and its predecessor since 1997

Small Company Value Fund since 2001

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his B.S. degree in Finance and Business Administration from Drake University and his M.B.A. degree from the University of Minnesota.

86	Equity Gateway Funds Prospectus

David L. Roberts, CFA

Diversified Equity Fund and its predecessor since 1989

Equity Income Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his B.A. degree in Mathematics from Carroll College.

Stephen S. Smith

Diversified Equity Fund and its predecessor since 1997

Growth Equity Fund since

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his B.S. degree in Industrial Engineering and his M.B.A. degree from the University of Alabama.

Menno Vermeulen

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

Diversified Equity Fund since 2003

Growth Equity Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his A.B. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Diversified Equity Fund and its predecessor since 1988

Diversified Small Cap Fund and its predecessor since 1997

Growth Equity Fund and its predecessor since 1989

Small Company Growth Fund and its predecessor since 1984

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his B.A. degree in Philosophy from Princeton University.

Equity Gateway Funds Prospectus	87

Portfolio Managers

Laurie R. White

Diversified Equity Fund and its predecessor since 1996

Diversified Small Cap Fund and its predecessor since 1998

Growth Equity Fund and its predecessor since 1998

Index Fund and its predecessor since 1996

Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her B.A. degree in Political Science from Carleton College and her M.B.A. degree from the University of Minnesota.

Mark L. Yockey, CFA

Diversified Equity Fund and its predecessor since 2004

Growth Equity Fund and its predecessor since 2004

Mr. Yockey is a managing director of Artisan and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of The United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide health care industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned a B.A. degree and an M.B.A. degree in Finance from Michigan State University.

88	Equity Gateway Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Equity Gateway Funds Prospectus	89

Glossary

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

90	Equity Gateway Funds Prospectus

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including any capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Equity Gateway Funds Prospectus	91

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Equity Gateway Funds

Prospectus

Wells Fargo Advantage C&B Large Cap Value Fund

Wells Fargo Advantage Growth Equity Fund

Wells Fargo Advantage Large Company Growth Fund

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Equity Gateway Funds

Stock Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

C&B Large Cap Value Fund	Seeks maximum long-term total return, consistent with minimizing risk to principal.

Growth Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Large Company Growth Fund	Seeks long-term capital appreciation.

4	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Fund is a gateway fund that invests in three different equity investment styles—large cap growth, small cap, and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 7 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Equity Gateway Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 15;

•	the “Additional Strategies and General Investment Risks” section beginning on page 26; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

6	Equity Gateway Funds Prospectus

FUND	SPECIFIC RISKS

C&B Large Cap Value Fund	The Fund is primarily subject to the “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

Growth Equity Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

Equity Gateway Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad- based index.

Please remember that past performance is no guarantee of future results.

Effective at the close of business on July 23, 2004, the Wells Fargo C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Portfolio. The historical performance information shown for the successor fund for periods prior to the fund’s reorganization date reflects the historical information for its predecessor.

C&B Large Cap Value Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q2 ’03 • 20.94%	Worst Qtr.:	Q3 ’02 • (17.54)%

*	Performance shown reflects the performance of the Fund’s Class D shares. The Fund’s year-to-date performance through March 31, 2004, was 3.99%.

8	Equity Gateway Funds Prospectus

Growth Equity Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘99 • 20.08%	Worst Qtr.:	Q3 ‘02 • (20.19)%

*	Performance shown reflects the performance of the Administrator Class shares.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do no reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 04/11/05)[1]	33.94%	2.52%	8.77%
Institutional Class Returns After Taxes on Distributions	33.94%	0.84%	7.06%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	22.06%	1.56%	6.95%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Institutional Class shares. The Administrator Class shares’ returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

Equity Gateway Funds Prospectus	9

Performance History

Large Company Growth Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘98 • 31.64%	Worst Qtr.:	Q1 ‘01 • (22.83)%

*	Performance shown reflects the performance of the Administrator Class shares.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	26.77%	(1.71)%	11.22%
Institutional Class Returns After Taxes on Distributions	26.77%	(1.85)%	10.86%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	17.40%	(1.44)%	9.94%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Institutional Class shares. The Administrator Class shares’ returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

10	Equity Gateway Funds Prospectus

Stock Funds Summary of Expenses

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)[1]
	C&B Large Cap Value Fund	Growth Equity Fund	Large Company Growth Fund
Management Fees[2]	0.75%	1.05%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.48%	0.20%	0.21%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.23%	1.25%	0.96%
Fee Waivers	0.53%	0.20%	0.21%

NET EXPENSES[4]	0.70%	1.05%	0.75%
[1]	Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Funds invest. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. Each Fund, except for the Growth Equity Fund, invests substantially all of its assets in one master portfolio. The breakpoint schedule for the master portfolio in which the C&B Large Cap Value Fund and the Large Company Growth Fund invests is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. For the Growth Equity Fund, management fees are based on a blended fee rate of the advisory fees charged by the master portfolio(s) in which the Fund invests.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the C&B Large Cap Value include various start-up expenses, which will only be incurred in the first year of the Fund’s operation. Without these first year expenses, the Gross Operating Expenses ratio for the C&B Large Cap Value Fund would be 1.09%.
[4]	For the Growth Equity Fund and the Large Company Growth Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. For the C&B Large Cap Value Fund, the adviser has committed to waive fees and/or reimburse expenses through February 28, 2007, to the extent necessary to maintain the net operating expenses ratio shown.

Equity Gateway Funds Prospectus	11

Stock Funds Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	C&B Large Cap Value Fund	Growth Equity Fund	Large Company Growth Fund
1 YEAR	$72	$127	$77
3 YEARS	$266	$439	$285
5 YEARS	$522	$773	$510
10 YEARS	$1,252	$1,718	$1,159

12	Equity Gateway Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Equity Gateway Funds Prospectus	13

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C&B Large Cap Value Fund

Portfolio Managers:    A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

Investment Objective

The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved valuations targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We may invest in additional master portfolios and other Wells Fargo Advantage Funds, or directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Funds” on page 31.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” risk described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	15

C&B Large Cap Value Fund

The table below shows the financial performance of the Fund’s Class D shares. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

FOR A SHARE OUTSTANDING
	CLASS D SHARES—COMMENCED ON MAY 15, 1990

For the period ended:	Apr. 30, 2004[1,2] (unaudited)	Oct. 31, 2003[2]
Net asset value, beginning of period	$7.42	$6.49
Income from investment operations:
Net investment income (loss)	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.68	1.61
Total from investment operations	0.70	1.66
Less distributions:
Dividends from net investment income	(0.02)	(0.05)
Distributions from net realized gain	0.00	(0.68)
Total from distributions	(0.02)	(0.73)
Net asset value, end of period	$8.10	$7.42
Total return[4]	9.47%	28.34%
Ratios/supplemental data:
Net assets, end of period (000s)	$25,248	$20,419
Ratios to average net assets:
Ratio of expenses to average net assets	1.15%	1.16%[5]
Ratio of net investment income (loss) to average net assets	0.56%	0.76%
Portfolio turnover	12%	26%
[1]	All ratios for the period have been annualized.
[2]	Per share figures calculated using Average Shares Method.
[3]	On November 19, 2001, The Advisors’ Inner Circle Fund C&B Large Cap Value Portfolio (the “AIC Portfolio”) acquired the assets of the UAM Funds Inc. C&B Equity Portfolio (the “UAM Portfolio”). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
[4]	Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[5]	Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.20% and 1.60%, respectively.
[6]	As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.

16	Equity Gateway Funds Prospectus

Financial Highlights

Oct. 31, 2002[2]	Oct. 31, 2001[3]	Oct. 31, 2000	Oct. 31, 1999
$7.13	$8.71	$12.06	$13.58

0.05	0.07	0.12	0.16
(0.38)	0.27	0.54	0.72
(0.33)	0.34	0.66	0.88

(0.05)	(0.11)	(0.09)	(0.16)
(0.26)	(1.81)	(3.92)	(2.24)
(0.31)	(1.92)	(4.01)	(2.40)
$6.49	$7.13	$8.71	$12.06
(5.14)%	4.50%	10.89%	7.73%

$14,383	$38,850	$35,251	$73,292

1.14%[5,6]	1.00%	1.00%	0.89%
0.59%	0.91%	1.16%	1.12%
39%	41%	48%	43%

Equity Gateway Funds Prospectus	17

Growth Equity Fund

Investment Objective

The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to reduce the volatility and risk of investing in a single equity style. “Style” means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, selected across a combination of 3 different equity investment styles—large cap growth, small cap, and international. We currently allocate the assets dedicated to small cap investments to 3 Portfolios and the assets dedicated to large cap growth investments to 2 Portfolios and international investments each to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio/fund allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Growth Style	35%
Large Company Growth Portfolio		30%
Disciplined Growth Portfolio		5%
Small Cap Style	35%
Small Cap Index Portfolio		11.67%
Small Company Growth Portfolio		11.67%
Small Company Value Portfolio		11.66%
International Style	30%
International Core Portfolio		7.5%
International Growth Portfolio		7.5%
International Index Portfolio		7.5%
International Value Portfolio		7.5%
TOTAL FUND ASSETS	100%

18	Equity Gateway Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 42 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 44 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Disciplined Growth	Smith	Stephen S. Smith, CFA
International Growth	Artisan	Mark L. Yockey, CFA
International Core	New Star	Mark Beale and Richard Lewis
International Index	Barclay Global Fund Advisors	A team of investment professionals at Barclays
International Value	LSV Asset Management	Josef Lakonishok Robert W. Vishny and Menno Vermeulen, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Small Cap Index	Wells Capital Management	Laurie White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

This Fund is primarily subject to the risks described under the “Common Risks for the Funds” on page 6. Stocks of small- and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large companies. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	19

Growth Equity Fund

The table below shows financial performance of the Administrator Class shares of the fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$19.61	$24.00
Income from investment operations:
Net investment income (loss)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	5.25	(3.35)
Total from investment operations	5.22	(3.40)
Less distributions:
Dividends from net investment income	(0.01)	(0.07)
Distributions from net realized gain	0.00	(0.92)
Total distributions	(0.01)	(0.99)
Net asset value, end of period	$24.82	$19.61
Total return[4]	26.62%	(15.25)%
Ratios/supplemental data:
Net assets, end of period (000s)	$450,480	$363,946
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.25%	1.22%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.19)%
Portfolio turnover[3]	58%	40%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.45%	1.41%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

20	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$39.98	$36.82	$36.17	$35.72

(0.02)	(0.09)	0.01	(0.03)
(9.87)	8.88	0.64	2.58
(9.89)	8.79	0.65	2.55

0.00	0.00	0.00	(0.03)
(6.09)	(5.63)	0.00	(2.07)
(6.09)	(5.63)	0.00	(2.10)
$24.00	$39.98	$36.82	$36.17
(28.74)%	25.32%	1.80%	7.60%

$476,031	$751,174	$644,215	$920,586

1.25%	1.25%	1.25%	1.25%
(0.06)%	(0.23)%	0.05%	(0.08)%
75%	78%	22%	73%
1.29%	1.34%	1.40%	1.38%

Equity Gateway Funds Prospectus	21

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Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

Equity Gateway Funds Prospectus	23

Large Company Growth Fund

The table below shows the financial performance of the Institutional Class shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$32.65	$42.06
Income from investment operations:
Net investment income (loss)	(0.16)	(0.21)
Net realized and unrealized gain (loss) on investments	9.18	(9.20)
Total from investment operations	9.02	(9.41)
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Distributions in excess of realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$41.67	$32.65
Total return[4]	27.60%	(22.37)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,761,429	$1,038,491
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.96%	1.00%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.56)%
Portfolio turnover[3]	13%	18%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	1.05%	1.03%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

24	Equity Gateway Funds Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$70.71	$54.60	$54.67	$39.94

(0.24)	(0.30)	(0.07)	(0.17)
(27.53)	18.01	0.00	15.95
(27.77)	17.71	(0.07)	15.78

0.00	0.00	0.00	0.00
(0.84)	(1.60)	0.00	(1.05)
(0.04)	0.00	0.00	0.00
(0.88)	(1.60)	0.00	(1.05)
$42.06	$70.71	$54.60	$54.67
(39.73)%	32.74%	(0.13)%	39.96%

$1,066,607	$1,532,428	$801,943	$645,385

0.97%	1.00%	1.00%	1.00%
(0.48)%	(0.53)%	(0.38)%	(0.49)%
13%	9%	5%	28%
0.97%	1.02%	1.04%	1.09%

Equity Gateway Funds Prospectus	25

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative investments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example,

26	Equity Gateway Funds Prospectus

emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Equity Gateway Funds Prospectus	27

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		C&B LARGE CAP VALUE	GROWTH EQUITY	LARGE COMPANY GROWTH

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●

Emerging Market Securities

Securities of companies based in countries
considered developing or to have
“emerging” stock markets. Generally, these
securities have the same type of risks as
foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk		●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk		●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk		●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
returns on those securities. Loans may be made
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

	Counter-Party and Leverage Risk	●	●	●

28	Equity Gateway Funds Prospectus

		C&B LARGE CAP VALUE	GROWTH EQUITY	LARGE COMPANY GROWTH

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk		●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk		●

Equity Gateway Funds Prospectus	29

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

30	Equity Gateway Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over [    ] billion in mutual fund assets.

The Growth Equity Fund is a gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of the Fund’s average daily net assets for providing advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of the Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the C&B Large Cap Value and Large Company Growth Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for all of the gateway Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the C&B Large Cap Value Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more

Equity Gateway Funds Prospectus	31

Organization and Management of the Funds

sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Artisan Partners Limited Partnership (“Artisan”), Barclays Global Fund Advisors (“Barclays”), Cadence Capital Management (“Cadence”), Cooke & Bieler, L.P. (“Cooke & Bieler”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group, L.P. (“Smith Group”), Systematic Financial Management, L.P. (“Systematic”) and Wells Capital Management Incorporated (“Wells Capital Management”) are investment sub-advisers to the master portfolios in which the gateway Funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan co-sub advises the International Equity Portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of June 30, 2004, Artisan managed over $35 billion in assets.

Barclays, a wholly owned subsidiary of Barclays Global Investors, N.A., and an indirect subsidiary of Barclays Bank, PLC, is the investment sub-adviser for the International Index Portfolio. As of December 31, 2004, Barclays managed over $1.1 trillion in assets.

Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2003, Cadence managed approximately $5.1 billion in assets.

Cooke & Bieler, a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the investment sub-adviser for the C&B Large Cap Value Portfolio in which the C&B Large Cap Value Fund invests, and thereby responsible for the day-to-day investment management responsibilities of the master portfolio. As of December 31, 2004, Cooke & Bieler managed approximately $[    ] billion in assets.

LSV, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the International Value Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of December 31, 2004, LSV managed over $[    ] billion in assets.

New Star Institutional Managers Limited, located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the

32	Equity Gateway Funds Prospectus

International Core Portfolio. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over $[    ] billion in assets.

Peregrine, a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of December 31, 2004, Peregrine managed approximately $[            ] billion in assets.

Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of December 31, 2004, the Smith Group managed over $[        ] million in assets.

Wells Capital Management an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Small Cap Index Portfolio and in this capacity is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[        ] billion.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Equity Gateway Funds Prospectus	33

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

34	Equity Gateway Funds Prospectus

How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least [$100] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios); and

•	Institutions who invest a minimum initial amount of $5 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering

Equity Gateway Funds Prospectus	35

Your Account How to Buy Shares

inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

36	Equity Gateway Funds Prospectus

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Equity Gateway Funds Prospectus	37

Your Account

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have

38	Equity Gateway Funds Prospectus

Exchanges

access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Equity Gateway Funds Prospectus	39

Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income and realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy Fund shares shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

40	Equity Gateway Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Equity Gateway Funds Prospectus	41

Description of Master Portfolios

PORTFOLIO	OBJECTIVE

C&B Large Cap Value Portfolio	The Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal.

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.
International Core Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation over the long term by investing in equity securities of non-U.S. companies.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation, by investing in equity securities.

International Index Portfolio	The Portfolio seeks to match as closely as possible the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE Index”).

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

42	Equity Gateway Funds Prospectus

PRINCIPAL STRATEGIES

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in the common stocks of companies that, in the view of adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a bottom-up investment process to construct a diversified portfolio of international growth companies regardless of the market capitalization.

Under normal circumstances, the Portfolio invests principally in the securities comprising of the MSCI EAFE Index. We attempt to achieve a correlation of at lease 95% between the performance of the MSCI EAFE Index and the Portfolio’s investment results, before expense.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization- weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

Equity Gateway Funds Prospectus	43

Portfolio Managers

The Portfolio Managers identified below in connection with the Growth Equity Fund manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description.

Mark Beale

Growth Equity Fund since 2004

Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned a B.A. degree in economic history from the University of Sussex, England.

Tasso H. Coin, Jr., CFA

Growth Equity Fund and its predecessor since 1995

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his B.A. degree in Economics from Loyola University of Chicago.

John S. Dale, CFA

Growth Equity Fund and its predecessor since 1989

Large Company Growth Fund and its predecessor since 1983

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

Gregory T. Genung, CFA

Growth Equity Fund since 2002

Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his B.A. degrees in finance and economics from the University of Minnesota, Duluth.

Daniel J. Hagen, CFA

Growth Equity Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his B.S. degree in Finance from the University of Minnesota.

Josef Lakonishok

Growth Equity Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the International Value Portfolio in which the Diversified Equity and Growth Equity Fund invest. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his B.A. degree in Economics and Statistics and his M.B.A. degree from Tel Aviv University and earned his M.S. and Ph.D. degrees in Business Administration from Cornell University.

Richard Lewis

Growth Equity Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd. in London where he was an equity investment manager and strategist. He earned a B. Sc. degree in economics and statistics from Bristol University, England.

44	Equity Gateway Funds Prospectus

Robert B. Mersky, CFA

Growth Equity Fund and its predecessor since 1989

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky had actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his B.S. degree in Accounting from the University of Minnesota.

Gary E. Nussbaum, CFA

Growth Equity Fund and its predecessor since 1990

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Douglas G. Pugh, CFA

Growth Equity Fund and its predecessor since 1997

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his B.S. degree in Finance and Business Administration from Drake University and his M.B.A. degree from the University of Minnesota.

Stephen S. Smith, CFA

Diversified Equity Fund and its predecessor since 1997

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his B.S. degree in Industrial Engineering and his M.B.A. degree from the University of Alabama.

Menno Vermeulen

Growth Equity Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the International Value Portfolio in which the Growth Equity Fund invests. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

Growth Equity Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the International Value Portfolio in which the Growth Equity Fund invests. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his A.B. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Growth Equity Fund and its predecessor since 1989

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his B.A. degree in Philosophy from Princeton University.

Equity Gateway Funds Prospectus	45

Portfolio Managers

Laurie R. White

Diversified Equity Fund and its predecessor since 1996

Diversified Small Cap Fund and its predecessor since 1998

Growth Equity Fund and its predecessor since 1998

Index Fund and its predecessor since 1996

Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her B.A. degree in Political Science from Carleton College and her M.B.A. degree from the University of Minnesota.

46	Equity Gateway Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

Emerging Market Securities

Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

Equity Gateway Funds Prospectus	47

Glossary

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

48	Equity Gateway Funds Prospectus

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a “small cap” index.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Equity Gateway Funds Prospectus	49

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

Printed on Recycled Paper

P004 (04/05)

ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Advantage Equity Gateway Funds

Prospectus

Wells Fargo Advantage Index FundSM

Investor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Index Fund

Index Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Index Fund	Seeks to replicate the return of the S&P 500 Index.

4	Index Fund Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in common stocks to replicate the total rate of return of the
Standard & Poor’s 500 Composite Stock Index (the S&P 500 Index), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund’s investment results, before fees and expenses.

Index Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund description on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 16; and

•	the Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, stocks of larger companies tend to be less volatile and more liquid than stocks of smaller companies.

6	Index Fund Prospectus

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Performance History

The following information shows you how the Fund has performed and illustrates the variability of its returns over time. The Fund’s average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Index Fund Investor Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘98 • 21.32%	Worst Qtr.:	Q3 ‘02 • (17.20)%
*	Performance shown reflects the performance of the Administrator Class shares.

8	Index Fund Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Investor Class Returns Before Taxes (Incept. 04/11/05)[1]	28.28%	(0.72)%	10.73%
Investor Class Returns After Taxes on Distributions	27.70%	(1.39)%	9.82%
Investor Class Returns After Taxes on Distributions and Sale of Fund Shares	18.38%	(0.93)%	9.09%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,3]	28.67%	(0.57)%	11.06%
[1]	Performance shown for the Investor Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Investor Class shares. The Administrator Class shares’ returns are substantially similar to what the Investor Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Index Fund Prospectus	9

Index Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

Index Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Index Fund
Management Fees[1]	0.09%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.79%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.88%
Fee Waivers	0.43%

NET EXPENSES[3]	0.45%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.10% for assets from $0 to $999 million; 0.075% for assets from $1 billion to $4.99 billion; and 0.05% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Index Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

Index Fund
1 YEAR	$46
3 YEARS	$193
5 YEARS	$402
10 YEARS	$1,005

Index Fund Prospectus	11

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. ”We” may also refer to the Fund’s other service providers. ”You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fess charged to the master portfolios. Fees relating to investments in other stand-alone funds are waved to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Index Fund Prospectus

Index Fund

Portfolio Managers:    Laurie R. White; Gregory T. Genung, CFA

Investment Objective

The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund’s portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

•	in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and

•	in interest rate futures contracts, options or interest rate swaps and index swaps.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6. Funds that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 16. These considerations are all important to your investment choice.

Index Fund Prospectus	13

Index Fund

The table below shows the financial performance of the Administrator Class shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES— COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$32.98	$42.00
Income from investment operations:
Net investment income (loss)	0.55	0.51
Net realized and unrealized gain (loss) on investments	7.37	(8.99)
Total from investment operations	7.92	(8.48)
Less distributions:
Dividends from net investment income	(0.57)	(0.54)
Distributions from net realized gain	0.00	0.00
Total distributions	(0.57)	(0.54)
Net asset value, end of period	$40.33	$32.98
Total return[3]	24.22%	(20.54)%
Ratios/supplemental data:
Net assets, end of period (000s)	$839,581	$596,168
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.25%	0.25%
Ratio of net investment income (loss) to average net assets	1.58%	1.28%
Portfolio turnover[4]	3%	4%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5,6]	0.44%	0.39%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

14	Index Fund Prospectus

Financial Highlights

Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
$59.73	$53.67	$54.83	$46.36

0.54	0.59	0.24	0.57
(15.94)	6.42	(0.77)	8.87
(15.40)	7.01	(0.53)	9.44

(0.60)	(0.26)	(0.36)	(0.57)
(1.73)	(0.69)	(0.27)	(0.40)
(2.33)	(0.95)	(0.63)	(0.97)
$42.00	$59.73	$53.67	$54.83
(26.63)%	13.06%	(1.00)%	20.57%

$733,380	$982,975	$813,861	$1,154,289

0.25%	0.25%	0.25%	0.25%
1.11%	1.02%	1.17%	1.28%
2%	8%	11%	4%
0.30%	0.33%	0.55%	0.55%

Index Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Index Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

16	Index Fund Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that applies to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Index Fund Prospectus	17

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

Remember, the Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers,
dealers and financial institutions to increase
return on those securities. Loans may be made up
to 1940 Act limits (currently one third of total
assets, including the value of collateral received).

Credit, Counter-Party and Leverage Risk

Options

The right to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fun in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter- Party Risk

18	Index Fund Prospectus

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Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents

Manages the Fund’s business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

20	Index Fund Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contact for the Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. Of the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund including the determination of the asset allocations of the Fund’s investments on the various master portfolios.

Under the investment advisory contracts for the Fund, Funds Management acts as an investment advisor for Fund assets redeemed from a master portfolio and investment directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the Fund invests substantially all of its assets in one or more master portfolio of securities. If the Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund has a similar “dormant” sub-advisory arrangement with the sub-adviser that advise the master portfolio in which the Fund invests. Under this arrangement, if the Fund redeems assets from a master portfolio and invests them directly using the same sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA, 94105, is the sub-adviser of the Index Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Index Fund Prospectus	21

Organization and Management of the Fund

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc., (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

22	Index Fund Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Index Fund Prospectus	23

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class Shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a

24	Index Fund Prospectus

Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

Index Fund Prospectus	25

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds: ATTN CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA
Att’n: Wells Fargo Funds (Name of Fund, Account # and Share Class)
Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028
Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Index Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

26	Index Fund Prospectus

How to Buy Shares

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of the Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Index Fund Prospectus	27

Your Account How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargoadvantagefunds.com. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com. to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of the Fund by wire. See page 26 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 26. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

28	Index Fund Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Index Fund Prospectus	29

Your Account How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

30	Index Fund Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of

Index Fund Prospectus	31

Your Account Exchanges

the Fund’s policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

32	Index Fund Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With the Payroll Direct Deposit Plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Fund makes distributions of any net investment income and realized net capital gains at least annually. Contact your Institution for distribution options.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Index Fund Prospectus	33

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with for your Fund shares and by the Fund for its investment in stocks producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding.

34	Index Fund Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

Index Fund Prospectus	35

Additional Services and Other Information

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

36	Index Fund Prospectus

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Description of Master Portfolio

PORTFOLIO	OBJECTIVE

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

38	Index Fund Prospectus

PRINCIPAL STRATEGIES

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

Index Fund Prospectus	39

Portfolio Managers

The Portfolio Managers identified below in connection with the Index Fund manage the Portfolio in which the Fund currently invests, and not the Fund itself.

Gregory T. Genung, CFA

Index Fund since 2002

Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor’s degrees in finance and economics from the University of Minnesota, Duluth.

Laurie R. White

Index Fund and its predecessor since 1996

Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her B.A. degree in Political Science from Carleton College and her M.B.A. degree from the University of Minnesota.

40	Index Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Disbursements of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway Funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Index Fund Prospectus	41

Glossary

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

42	Index Fund Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P072 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Equity Gateway Funds

Prospectus

Wells Fargo Advantage C&B Large Cap Value FundSM

Class D

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Equity Gateway Funds

Equity Gateway Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

C&B Large Cap Value Fund	Seeks maximum long-term total return, consistent with minimizing risk to principal.

4	C&B Large Cap Value Fund Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

C&B Large Cap Value Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund description on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 16; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, stocks of larger companies tend to be less volatile and more liquid than stocks of smaller companies. Because the Fund typically invests in 30 to 50 companies, the value of an investment in the Fund will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

6	C&B Large Cap Value Fund Prospectus

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Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Effective at the close of business on July 23, 2004, the Wells Fargo Advantage C&B Large Cap Value Fund was organized as the successor fund to the C&B Large Cap Value Fund. The historical performance information shown for each successor fund for periods prior to the Fund’s reorganization date reflects the historical information for its predecessor.

C&B Large Cap Value Fund Class D Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 20.94%	Worst Qtr.:	Q3 ‘02 • (17.54)%

*	The Fund’s year-to-date performance through March 31, 2004, was 3.99%.

8	C&B Large Cap Value Fund Prospectus

The table below provides average annual total return information for the Fund’s Class D shares, and includes both before- and after-tax returns for the Class D shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans, or Individual Retirement Accounts (“IRAs”).

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class D Returns Before Taxes (Incept. 5/15/1990)	33.46%	9.10%	13.14%
Class D Returns After Taxes on Distributions	33.31%	5.67%	9.04%
Class D Returns After Taxes on Distributions and Sale of Fund Shares	21.91%	6.31%	9.49%
S&P 500 Index[2] (reflects no deduction for expenses or taxes)	28.69%	(0.57)%	11.07%
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	30.03%	3.56%	11.88%
[1]	Performance shown reflects the performance of the predecessor fund’s single class of shares.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

C&B Large Cap Value Fund Prospectus	9

Equity Gateway Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
C&B Large Cap Value Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
C&B Large Cap Value Fund[4]
Management Fees[1]	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.91%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.66%
Fee Waivers	0.46%

NET EXPENSES[3]	1.20%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fee. The management fee charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[2]	Other expenses are based on estimates for the current fiscal year and include various Fund start-up expenses, which will only be incurred in the first year of the Fund’s operation. Without including these first year expenses, the Gross Operating Expense ratio for the Wells Fargo C&B Large Cap Value Fund would be 1.52%. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.
[4]	Includes expenses allocated from the master portfolio in which the Fund invests.

10	C&B Large Cap Value Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

C&B Large Cap Value Fund
1 YEAR	$122
3 YEARS	$415
5 YEARS	$765
10 YEARS	$1,751

C&B Large Cap Value Fund Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The C&B Large Cap Value Fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolios. The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolios in which it invests.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and,

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	C&B Large Cap Value Fund Prospectus

C&B Large Cap Value Fund

Portfolio Managers:     A team of investment professionals of the investment sub-adviser,

Cooke & Bieler, L.P.

Investment Objective

The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

Investment Strategies

The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

We principally invest in large capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

We select securities for the portfolio based on an analysis of a company’s financial characteristics, an assessment of the quality of a company’s management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company’s outlook has occurred or more attractive investment alternatives are available.

We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We may invest in addition master portfolios and other Wells Fargo Advantage Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a “multi-manager” structure as described under “Organization and Management of the Fund” on page 20.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 16. These considerations are all important to your investment choice.

C&B Large Cap Value Fund Prospectus	13

C&B Large Cap Value Fund

The table is intended to help you understand the Fund’s financial performance for the past 5 years.

Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor’s report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Fund, also available upon request.

FOR A SHARE OUTSTANDING
	PREDECESSOR FUND’S SINGLE SHARE CLASS—COMMENCED ON MAY 15, 1990

For the period ended:	Apr. 30, 2004[1,2] (unaudited)	Oct. 31, 2003[2]
Net asset value, beginning of period	$7.42	$6.49
Income from investment operations:
Net investment income (loss)	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.68	1.61
Total from investment operations	0.70	1.66
Less distributions:
Dividends from net investment income	(0.02)	(0.05)
Distributions from net realized gain	—	(0.68)
Total from distributions	(0.02)	(0.73)
Net asset value, end of period	$8.10	$7.42
Total return[4]	9.47%	28.34%
Ratios/supplemental data:
Net assets, end of period (000s)	$25,248	$20,419
Ratios to average net assets:
Ratio of expenses to average net assets	1.15%	1.16%[5]
Ratio of net investment income (loss) to average net assets	0.56%	0.76%
Portfolio turnover	12%	26%
[1]	All ratios for the period have been annualized.
[2]	Per share figures calculated using Average Shares Method.
[3]	On November 19, 2001, The Advisors’ Inner Circle Fund C&B Large Cap Value Portfolio (the “AIC Portfolio”) acquired the assets of the UAM Funds Inc. C&B Equity Portfolio (the “UAM Portfolio”). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
[4]	Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[5]	Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.20% and 1.60%, respectively.
[6]	As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.

14	C&B Large Cap Value Fund Prospectus

Financial Highlights

Oct. 31, 2002[2]	Oct. 31, 2001[3]	Oct. 31, 2000	Oct. 31, 1999
$7.13	$8.71	$12.06	$13.58

0.05	0.07	0.12	0.16
(0.38)	0.27	0.54	0.72
(0.33)	0.34	0.66	0.88

(0.05)	(0.11)	(0.09)	(0.16)
(0.26)	(1.81)	(3.92)	(2.24)
(0.31)	(1.92)	(4.01)	(2.40)
$6.49	$7.13	$8.71	$12.06
(5.14)%	4.50%	10.89%	7.73%

$14,383	$38,850	$35,251	$73,292

1.14%[5,6]	1.00%	1.00%	0.89%
0.59%	0.91%	1.16%	1.12%
39%	41%	48%	43%

C&B Large Cap Value Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage C&B Large Cap Value Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. The Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Fund may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

16	C&B Large Cap Value Fund Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that a Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

In addition to the general risks discussed above and under “Summary of Important Risks, ”you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

C&B Large Cap Value Fund Prospectus	17

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase return on those securities.
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

Credit, Counter-Party and Leverage Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk

18	C&B Large Cap Value Fund Prospectus

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Cooke & Bieler, L.P. 1700 Market Street Philadelphia, PA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

C&B Large Cap Value Fund Prospectus	19

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual investment advisory fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund including the determination of asset allocations of the Fund’s investments in the various master portfolios. If the Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Fund as a gateway fund has a similar “dormant” sub-advisory arrangement with the sub-adviser that advises the master portfolio in which it invests. Under this arrangement, if the Fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing a portion of the Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers;

(ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-

manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited partnership. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals

20	C&B Large Cap Value Fund Prospectus

since 1951. Cooke & Bieler is the investment sub-adviser for the C&B Large Cap Value Master Portfolio in which the Fund invests. As of December 31, 2004, Cooke & Bieler managed over $[    ] billion in assets.

Cooke & Bieler is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

C&B Large Cap Value Fund Prospectus	21

Your Account

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Fund are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	C&B Large Cap Value Fund Prospectus

This section provides information on how to open an account, and how to purchase, sell and exchange Fund shares. Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an Institution should contact Investor Services at 1-800-222-8222 for assistance with purchasing, selling or exchanging Fund shares.

How to Buy Shares

Class D shares are available for purchase by or through Institutions. Individuals interested in purchasing Class D shares of the Fund should contact a customer service representative at an Institution and should understand the following:

•	Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

•	Institutions are usually the holders of record of Class D shares held through customer accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Fund and for delivering required payment on a timely basis; and

•	Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund.

Investors who are interested in purchasing shares directly from the Fund should refer to information on other share classes offered by the Fund.

All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

C&B Large Cap Value Fund Prospectus	23

Your Account

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

Minimum Investments

Investors are required to make a minimum initial investment of $2,500 per Fund, and $100 for each investment after the initial investment. An Institution may require different minimum investment amounts. Please consult a customer service representative from your Institution for details.

How to Sell Shares

Class D shares held through an Institution must be redeemed in accordance with the account agreement governing your customer account at such firm. Please read the account agreement with your Institution for rules governing selling shares.

General Notes for Selling Fund Shares:

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

24	C&B Large Cap Value Fund Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class D shares may be exchanged for Class A shares of a money market fund;

•	Class D shares may be exchanged for Class A shares of a non-money market fund; you will pay the Public Offering Price (“POP”) for the new shares, unless you are otherwise eligible to buy such shares at NAV.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades,

C&B Large Cap Value Fund Prospectus	25

Your Account Exchanges

the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

26	C&B Large Cap Value Fund Prospectus

Additional Services and Other Information

Income and Gain Distributions

The Fund makes distributions of any net investment income and realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stocks producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

C&B Large Cap Value Fund Prospectus	27

Additional Services and Other Information

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

28	C&B Large Cap Value Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your Investment Professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Advantage Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

C&B Large Cap Value Fund Prospectus	29

Glossary

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A firm that has an agreement with the Funds’ distributor allowing it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

30	C&B Large Cap Value Fund Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090

for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P071 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Income Funds

Prospectus

Wells Fargo Advantage Government Securities Fund

Wells Fargo Advantage High Yield Bond Fund

Wells Fargo Advantage Income Plus Fund

Wells Fargo Advantage Inflation-Protected Bond FundSM

Wells Fargo Advantage Intermediate Government Income Fund

Wells Fargo Advantage Short Duration Government Bond FundSM

Wells Fargo Advantage Stable Income Fund

Wells Fargo Advantage Strategic Income Fund

Wells Fargo Advantage Total Return Bond Fund

Wells Fargo Advantage Ultra-Short Duration Bond Fund

Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April     , 2005

Table of Contents Income Funds

Income Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE
Government Securities Fund	Seeks current income.
High Yield Bond Fund	Seeks total return with a high level of current income.
Income Plus Fund	Seeks to maximize income while maintaining prospects for capital appreciation.
Inflation-Protected Bond Fund	Seeks to provide total return while providing protection against inflation.
Intermediate Government Income Fund	Seeks current income, consistent with safety of principal.
Short Duration Government Bond Fund (formerly named the Montgomery Short Duration Government Bond Fund	Seeks current income consistent with capital preservation.
Stable Income Fund	Seeks stability of principal while providing lower volatility total return.
Strategic Income Fund	Seeks current income while maintaining prospects for capital appreciation.
Total Return Bond Fund (formerly named the Montgomery Total Return Bond Fund)	Seeks total return consisting of income and capital appreciation.
Ultra-Short Duration Bond Fund	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES
We invest principally in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund invests principally in investment-grade (e.g., rated BBB and higher by S&P) U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.
We invest principally in below investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). We invest in corporate debt securities and may buy preferred and other convertible securities. We focus on individual security selection and seek to identify high yield securities that appear comparatively undervalued. We do not manage the Fund’s portfolio to a specific maturity or duration.
We invest in corporate and government debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. We may buy debt securities that are below investment-grade (sometimes referred to as “junk bonds”), as well as debt rated in the lower investment-grade categories. Our equity focus will be on securities issued by companies in industries that tend to pay higher ongoing dividends, such as utilities. We may also buy preferred stock and other convertible securities, as well as the common stock of any size company.
We invest principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.
We invest in fixed and variable rate U.S. Government obligations. Under normal circumstances, we expect the Fund’s average duration will range from 3 to 5 years. We also may invest in mortgage- and other asset-backed securities, including collateralized mortgage obligations.
We invest principally in U.S. Government obligations. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note.
The Fund is a gateway fund that invests in short-term investment-grade securities, which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.
We invest principally in income-producing securities. We also invest up to 20% of the Fund’s assets in debt securities that are in default at the time of purchase and up to 20% of the Fund’s assets in common stocks and convertible securities and up to 30% of the Fund’s assets in obligations of foreign issuers. We may invest all of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BBB to C by S&P). The Fund’s average effective maturity will typically be maintained between three and ten years.

We invest in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest principally in debt securities and up to 35% of the Fund’s assets in below investment-grade securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issuers. The Fund’s duration is generally maintained at one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 23;

•	the “Additional Strategies and General Investment Risks” section beginning on page 55; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

High Yield Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Other Asset-Backed Securities

Certain Funds invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

6	Income Funds Prospectus

COMMON RISKS FOR THE FUNDS

Stripped Securities

Certain Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

U.S. Government Obligations

Certain Funds invest in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the
U.S. Government.

Income Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Government Securities Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

High Yield Bond Fund	The Fund is primarily subject to the “Debt Securities” and “High Yield Securities” risks described under “Common Risks for the Funds” on page 6.

Income Plus Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations” and “High Yield Securities” risks described under “Common Risks for the Funds” on page 6.

Inflation-Protected Bond Fund	The Fund is primarily subject to the “Debt Securities” and “Mortgage- and Other Asset-Backed Securities” risks described under “Common Risks for the Funds” on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Intermediate Government Income Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6.

8	Income Funds Prospectus

FUND	SPECIFIC RISKS

Short Duration Government Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Stable Income Fund	The Fund is primarily subject to the “Debt Securities” and “Mortgage- and Other Asset-Backed Securities” risks described under “Common Risks for the Funds” on page 6.

Strategic Income Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Total Return Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Ultra-Short Duration Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Other Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Income Funds Prospectus	9

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Government Securities Fund, Inflation-Protected Bond Fund, Strategic Income Fund and Ultra-Short Duration Bond Fund have been in operation for less than one calendar year, therefore, no performance information is shown for these Funds.

The Wells Fargo Advantage Short Duration Government Bond Fund and the Wells Fargo Advantage Total Return Bond Fund were organized as the successor funds to the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, respectively. The predecessor Montgomery funds were reorganized into the Wells Fargo Advantage Funds effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for each successor fund reflects the historical information of its predecessor.

High Yield Bond Fund Class A Calendar Year Returns*

                                    [CHART]

Best Qtr.:	Q2 ‘03 • 7.30%	Worst Qtr.:	Q1 ‘03 • 0.95%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004, was 1.48%.

10	Income Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1]
for the period ended 12/31/03	1 year	Life of Fund
Class A Returns Before Taxes (Incept. 11/29/02)	9.75%	8.62%
Class A Returns After Taxes on Distributions	7.24%	6.26%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	6.24%	5.91%
Class B Returns Before Taxes (Incept. 11/29/02)	9.07%	8.88%
Class C Returns Before Taxes (Incept. 11/29/02)	13.06%	12.49%
Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	28.15%	27.42%
[1]	Returns reflect applicable sales charges.

Income Funds Prospectus	11

Performance History

Income Plus Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 4.16%	Worst Qtr.:	Q3 ‘99 • (1.44)%

•	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004, was 0.40%.

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 7/13/98)	3.57%	3.51%	3.85%
Class A Returns After Taxes on Distributions	1.36%	0.83%	1.17%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	2.27%	1.27%	1.56%
Class B Returns Before Taxes (Incept. 7/13/98)	2.61%	3.34%	3.81%
Class C Returns Before Taxes (Incept. 7/13/98)	6.51%	3.67%	3.95%
LB Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	4.10%	6.62%	6.87%
[1]	Returns reflect applicable sales charges.
[2]	Lehman Brothers Aggregate Bond Index.

12	Income Funds Prospectus

Intermediate Government Income Fund Class A Calendar Year Returns*2

Best Qtr.:	Q3 ‘98 • 5.91%	Worst Qtr.:	Q2 ‘94 • (3.73)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004, was (0.62)%.

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 5/2/96)[2]	(2.96)%	4.25%	4.92%
Class A Returns After Taxes on Distributions	(4.59)%	2.00%	2.58%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(1.93)%	2.20%	2.69%
Class B Returns Before Taxes (Incept. 5/17/96)[3]	(4.14)%	4.10%	4.62%
Class C Returns Before Taxes (Incept. 11/8/99)[3]	(0.19)%	4.42%	4.61%
LB Intermediate U.S. Gov’t Index[4] (reflects no deduction for fees, expenses or taxes)	2.29%	6.18%	6.32%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to May 2, 1996 reflects the performance of the Institutional Class shares adjusted to reflect the fees and expenses of the Class A shares. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Class A shares. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[3]	Performance shown prior to inception reflects the performance shown for the Class A shares adjusted to reflect the fees and expenses of this Class. See Note 2 above for additional information about Class A share performance.
[4]	Lehman Brothers Intermediate U.S. Government Index.

Income Funds Prospectus	13

Performance History

Short Duration Government Bond Fund Class A Calendar Year Returns2*

Best Qtr.:	Q3 ‘01 • 3.34%	Worst Qtr.:	Q1 ‘94 • (0.29)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004, was (0.06)%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 3/11/96)[2]	(1.14)%	4.45%	5.52%
Class A Returns After Taxes on Distributions	(2.09)%	2.47%	3.26%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.74)%	2.55%	3.27%
Class B Returns Before Taxes (Incept. 5/31/02)[2]	(1.89)%	4.75%	5.66%
Class C Returns Before Taxes (Incept. 5/31/02)[2]	0.02%	4.74%	5.66%
LB 1-3 Year Gov’t Bond Index[3] (reflects no deduction for fees, expenses or taxes)	2.01%	5.51%	5.73%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Fund’s Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor fund adjusted for applicable sales charges. Performance shown for periods prior to the inception of each Class reflects the performance of the predecessor fund’s Class R shares, adjusted for applicable fees and expenses of the respective Class. The predecessor fund incepted on December 18, 1992.
[3]	Lehman Brothers 1-3 Year Government Bond Index.

14	Income Funds Prospectus

Stable Income Fund Class A Calendar Year Returns2*

Best Qtr.:	Q1 ‘01 • 2.32%	Worst Qtr.:	Q1 ‘02 • 0.07%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004, was 0.14%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 5/2/96)[2]	(0.53)%	3.63%	4.87%
Class A Returns After Taxes on Distributions	(1.14)%	2.04%	3.01%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.34)%	2.09%	2.98%
Class B Returns Before Taxes (Incept. 5/17/96)[2]	(0.81)%	3.27%	4.30%
Class C Returns Before Taxes (Incept. 6/30/03)[2]	(0.35)%	3.21%	4.16%
LB Short Treasury 9-12 Months Index[3] (reflects no deduction for fees, expenses or taxes)	1.43%	4.40%	5.00%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Institutional Class shares adjusted to reflect this Class’s fees and expenses. The Institutional Class shares incepted on November 11, 1994.
[3]	Lehman Brothers Short Treasury 9-12 Months Index. Performance figures do not reflect any deductions for fees, expenses or taxes.

Income Funds Prospectus	15

Performance History

Total Return Bond Fund Class A Calendar Year Returns*2

Best Qtr.:	Q3 ‘02 • 4.86%	Worst Qtr.:	Q2 ‘99 • (0.90)%

•	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004, was 0.11%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 10/31/01)[2]	(0.32)%	5.84%	6.75%
Class A Returns After Taxes on Distributions	(1.88)%	3.41%	4.07%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.22)%	3.45%	4.08%
Class B Returns Before Taxes (Incept. 10/31/01)[2]	(1.62)%	6.13%	7.25%
Class C Returns Before Taxes (Incept. 10/31/01)[2]	2.36%	6.31%	7.11%
LB Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	4.10%	6.62%	5.57%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Fund’s Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor fund adjusted for applicable sales charges. Performance shown for periods prior to inception of each class reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect the applicable fees and expenses of the respective class. The predecessor fund incepted on June 30, 1997.
[3]	Lehman Brothers Aggregate Bond Index.

16	Income Funds Prospectus

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Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)

	All Funds, (except High Yield Bond and Strategic Income Funds)			High Yield Bond Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%	None	None	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%	None	5.00%	1.00%
Redemption Fee[2]	None	None	None	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Government Securities Fund	High Yield Bond Fund
	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.39%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.63%	0.64%	0.64%	0.64%

Total Annual Fund Operating Expenses	1.77%	1.19%	1.19%	1.19%
Fee Waivers	0.07%	0.04%	0.04%	0.04%

Net Expenses[5]	1.70%	1.15%	1.15%	1.15%

	Short Duration Government Bond Fund			Stable Income Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[3]	0.45%	0.45%	0.45%	0.43%	0.43%	0.43%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[4]	0.64%	0.64%	0.64%	0.49%	0.50%	0.48%

Total Annual Fund Operating Expenses	1.09%	1.84%	1.84%	0.92%	1.68%	1.66%
Fee Waivers	0.24%	0.24%	0.24%	0.02%	0.03%	0.01%

Net Expenses[5]	0.85%	1.60%	1.60%	0.90%	1.65%	1.65%
[1]	Class A shares for all Funds except the Short Duration Government Bond and Stable Income Funds that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from date of purchase. For the Short Duration Government Bond and Stable Income Funds, such share purchases may be assessed a 0.50% CDSC. See “A Choice of Share Classes” on page 63 for additional information. All other Class A shares will not have a CDSC.
[2]	Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see “Redemption Fee” on page 75 for further information.
[3]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the High Yield Bond and Income Plus Funds is as follows: 0.55% for assets from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion;

18	Income Funds Prospectus

Summary of Expenses

Strategic Income Fund
CLASS A	CLASS B	CLASS C
4.50%	None	None
None	5.00%	1.00%
2.00%	2.00%	2.00%

Income Plus Fund			Inflation-Protected Bond Fund			Intermediate Government Income Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.55%	0.55%	0.55%	0.45%	0.45%	0.45%	0.44%	0.44%	0.44%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.71%	0.70%	0.70%	0.94%	0.94%	0.94%	0.62%	0.62%	0.62%

1.26%	2.00%	2.00%	1.39%	2.14%	2.14%	1.06%	1.81%	1.81%
0.26%	0.25%	0.25%	0.54%	0.54%	0.54%	0.11%	0.11%	0.11%

1.00%	1.75%	1.75%	0.85%	1.60%	1.60%	0.95%	1.70%	1.70%

Strategic Income Fund			Total Return Bond Fund			Ultra-Short Duration Bond Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.55%	0.55%	0.55%	0.43%	0.43%	0.43%	0.45%	0.45%	0.45%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
1.02%	1.02%	1.02%	0.64%	0.64%	0.64%	0.79%	0.79%	0.79%

1.57%	2.32%	2.32%	1.07%	1.82%	1.82%	1.24%	1.99%	1.99%
0.47%	0.47%	0.47%	0.17%	0.17%	0.17%	0.44%	0.44%	0.44%

1.10%	1.85%	1.85%	0.90%	1.65%	1.65%	0.80%	1.55%	1.55%
0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. For the Government Securities, Inflation-Protected Bond, Intermediate Government Income, Short Duration Government Bond, Stable Income, Strategic Income, Total Return Bond and Ultra-Short Duration Bond Funds the breakpoint schedule is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.
[4]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Government Securities, Strategic Income and Ultra-Short Duration Bond Funds are based on estimates for the current fiscal year.
[5]	For the Government Securities, Strategic Income, Total Return Bond and Ultra-Short Duration Bond Funds, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. For all other Funds in this Prospectus, the adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Income Funds Prospectus	19

Income Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Government Securities Fund	High Yield Bond Fund
	Class C	Class A	Class B	Class C
1 YEAR	$273	$562	$693	$293
3 YEARS	$543	$807	$905	$605
5 YEARS	$946	$1,071	$1,243	$1,043
10 YEARS	$2,072	$1,825	$1,975	$2,261

	Short Duration Government Bond Fund			Stable Income Fund
	Class A	Class B	Class C	Class A	Class B	Class C
1 YEAR	$533	$663	$263	$290	$318	$268
3 YEARS	$819	$918	$618	$485	$527	$522
5 YEARS	$1,127	$1,300	$1,100	$697	$822	$901
10 YEARS	$1,999	$2,148	$2,430	$1,307	$1,414	$1,965

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period.

	Government Securities Fund	High Yield Bond Fund
	Class C	Class A	Class B	Class C
1 YEAR	$173	$562	$193	$193
3 YEARS	$543	$807	$605	$605
5 YEARS	$946	$1,071	$1,043	$1,043
10 YEARS	$2,072	$1,825	$1,975	$2,261

	Short Duration Government Bond Fund			Stable Income Fund
	Class A	Class B	Class C	Class A	Class B	Class C
1 YEAR	$384	$163	$163	$290	$169	$168
3 YEARS	$613	$555	$555	$485	$527	$522
5 YEARS	$860	$887	$973	$697	$822	$901
10 YEARS	$1,568	$1,582	$2,139	$1,307	$1,414	$1,965

20	Income Funds Prospectus

Summary of Expenses

Income Plus Fund			Inflation-Protected Bond Fund			Intermediate Government Income Fund
Class A	Class A	Class C	Class A	Class B	Class C	Class A	Class B	Class C
$547	$678	$278	$533	$663	$263	$543	$673	$278
$807	$903	$603	$819	$918	$618	$762	$859	$559
$1,087	$1,255	$1,055	$1,127	$1,300	$1,100	$998	$1,170	$970
$1,882	$2,026	$2,307	$1,999	$2,148	$2,430	$1,676	$1,828	$2,118

Strategic Income Fund			Total Return Bond Fund			Ultra-Short Duration Bond Fund
Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
$557	$688	$288	$538	$668	$268	$280	$308	$258
$833	$932	$632	$742	$832	$538	$498	$537	$537
$1,179	$1,353	$1,153	$980	$1,152	$952	$782	$903	$989
$2,155	$2,303	$2,581	$1,664	$1,816	$2,106	$1,592	$1,705	$2,244

Income Plus Fund			Inflation-Protected Bond Fund			Intermediate Government Income Fund
Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
$547	$178	$178	$533	$163	$163	$543	$173	$173
$807	$603	$603	$819	$618	$618	$762	$559	$559
$1,087	$1,055	$1,055	$1,127	$1,100	$1,100	$998	$970	$970
$1,882	$2,026	$2,307	$1,999	$2,148	$2,430	$1,676	$1,828	$2,118

Strategic Income Fund			Total Return Bond Fund			Ultra-Short Duration Bond Fund
Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
$557	$188	$188	$538	$168	$168	$280	$158	$158
$833	$632	$632	$742	$538	$538	$498	$537	$537
$1,179	$1,153	$1,153	$980	$952	$952	$782	$903	$989
$2,155	$2,303	$2,581	$1,664	$1,816	$2,106	$1,592	$1,705	$2,244

Income Funds Prospectus	21

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Stable Income Fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

22	Income Funds Prospectus

Government Securities Fund

Portfolio Managers:    W. Frank Koster; Jay N. Mueller, CFA

Investment Objective

The Government Securities Fund seeks current income.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of investment-grade U.S. Government obligations. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our policy to invest in U.S. Government obligations, we may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers without regard to the foreign investment limitation.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 55. These considerations are all important to your investment choice.

Income Funds Prospectus	23

High Yield Bond Fund

Portfolio Managers:    Roger Wittlin and Phil Susser

Investment Objective

The High Yield Bond Fund seeks total return with a high level of current income.

Investment Strategies

We actively manage a diversified portfolio of below investment-grade debt securities (often called “junk bonds” or high yield securities). We do not manage the Fund’s portfolio to a specific maturity or duration. We focus on individual security selection (primarily using a “bottom-up” approach) and seek to identify high yield securities that appear comparatively undervalued. We use our knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, in seeking to identify compelling relative value investments. We analyze the issuers’ long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. Our research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. We also talk to management, and consult industry contacts, debt and equity analysts, and rating agencies.

We purchase securities when attractive risk/reward ideas are identified and sell securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. We attempt to invest in high yield securities of issuers who we believe have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. Our strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the Fund consists of income earned on the Fund’s investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in corporate debt securities that are below investment-grade, including preferred and other convertible securities;

•	up to 15% of total assets in any one industry; and

•	up to 5% of total assets in any one issuer.

We will generally invest in below investment-grade debt securities that are rated at least “Caa” by Moody’s or “CCC” by S&P, or that are unrated but deemed by us to be of comparable quality. The average credit quality of this Fund’s portfolio securities is expected to be at least B- as rated by S&P.

24	Income Funds Prospectus

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “High Yield Securities” risks described under “Common Risks for the Funds” on page 6. We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 55. These considerations are all important to your investment choice.

Income Funds Prospectus	25

High Yield Bond Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON NOVEMBER 29, 2002		CLASS B SHARES— COMMENCED ON NOVEMBER 29, 2002		CLASS C SHARES— COMMENCED ON NOVEMBER 29, 2002

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2004	May 31, 2003	May 31, 2004	May 31, 2003
Net asset value, beginning of period	$10.28	$10.00	$10.28	$10.00	$10.29	$10.00
Income from investment operations:
Net investment income (loss)	0.75	0.26	0.67	0.22	0.67	0.22
Net realized and unrealized gain (loss) on investments	0.18	0.27	0.18	0.28	0.18	0.29
Total from investment operations	0.93	0.53	0.85	0.50	0.85	0.51
Less distributions:
Distributions from net investment income	(0.74)	(0.25)	(0.66)	(0.22)	(0.66)	(0.22)
Distributions from net realized gain	(0.02)	0.00	(0.02)	0.00	(0.02)	0.00
Total distributions	(0.76)	(0.25)	(0.68)	(0.22)	(0.68)	(0.22)
Net asset value, end of period	$10.45	$10.28	$10.45	$10.28	$10.46	$10.29
Total return[1]	9.24%	5.40%	8.43%	5.05%	8.42%	5.12%
Ratios/supplemental data:
Net assets, end of period (000s)	$243,511	$120,168	$27,428	$11,563	$26,221	$12,220
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.15%	1.15%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets	7.08%	5.86%	6.35%	6.49%	6.34%	6.53%
Portfolio turnover	39%	29%	39%	29%	39%	29%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.24%	1.32%	1.99%	2.13%	1.99%	2.15%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26	Income Funds Prospectus

Sub-Adviser’s Prior Performance History

Sutter Advisors LLC (“Sutter”), an indirect, wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser for the master portfolio in which the Fund invests. As the sub-adviser, Sutter is responsible for the day-to-day investment management activities of the master portfolio. The performance information shown below represents prior performance of the Sutter High Yield Composite (the “Composite”) which includes all fully discretionary accounts managed by Sutter with substantially similar investment objectives, policies and strategies as the Fund. The Composite is not a registered mutual fund and was not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Composite. The Composite’s performance presented below is net of the fees and expenses that will be charged to the Fund. The Composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Calendar Year Returns1*

Best Qtr.:	Q2 ‘03 • 8.65%	Worst Qtr.:	Q3 ‘02 • (2.46)%

*	The Portfolio’s year-to-date performance through June 30, 2004, was 2.65%.

Average annual total return[1] for the period ended 12/31/03	1 year	5 years	Life of Portfolio
Sutter High Yield Composite (Incept. 07/01/96)	19.72%	8.56%	10.06%
ML U.S. High Yield Master II Index[2]	28.15%	5.01%	6.58%
[1]	The Composite returns are presented net of the fees and expenses that will be charged to the Fund.
[2]	Merrill Lynch U.S. High Yield Master II Index.

Income Funds Prospectus	27

Income Plus Fund

Portfolio Manager:    Robert N. Daviduk, CFA

Investment Objective

The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

Investment Strategies

We actively manage a diversified portfolio of debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. We shift assets between such debt and equity securities based on our assessment of the potential income available. We may buy debt securities that are below investment-grade (sometimes referred to as “junk bonds”), as well as debt rated in the lower investment-grade categories. Our equity focus will be on securities issued by companies in industries that tend to pay higher ongoing dividends, such as utilities. We may buy preferred stock and other convertible securities, as well as the common stock of any size company. Any capital appreciation will come primarily from the income-producing equity portion of the portfolio.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing securities;

•	at least 25% of total assets in corporate debt securities and U.S. Government obligations;

•	up to 15% of total assets in a wide range of income-producing equity securities;

•	up to 50% of total assets in debt securities that are below investment-grade, or are unrated or in default at the time of purchase; and

•	up to 25% of total assets in securities of foreign issuers.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “Caa” by Moody’s or “CCC” by S&P, or that are unrated but deemed by us to be of comparable quality. We will maintain an average credit quality for this portion of the Fund’s portfolio of “B- or higher” as rated by S&P. In addition, we may invest in the Wells Fargo High Yield Bond Fund. Such an investment will not cause an increase in the Fund’s net operating expense ratio.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

28	Income Funds Prospectus

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations” and “High Yield Securities” risks described under “Common Risks for the Funds” on page 6. Debt securities that are in low or below investment-grade categories or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. The portion of the portfolio held in below investment-grade debt securities may at times exceed the 50% investment limitation, if such increase is the result of market and/or rating fluctuations.

Equity securities are subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s portfolio. Certain types of stocks and certain individual stocks selected for the Fund’s portfolio may underperform or decline in value more than the overall market.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 55. These considerations are all important to your investment choice.

Income Funds Prospectus	29

Income Plus Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 13, 1998

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2002
Net asset value, beginning of period	$11.31	$10.81	$10.80
Income from investment operations:
Net investment income (loss)	0.55	0.59	0.66
Net realized and unrealized gain (loss) on investments	(0.39)	0.61	0.02
Total from investment operations	0.16	1.20	0.68
Less distributions:
Distributions from net investment income	(0.63)	(0.70)	(0.67)
Distributions from net realized gain	0.00	0.00	0.00
Total distributions	(0.63)	(0.70)	(0.67)
Net asset value, end of period	$10.84	$11.31	$10.81
Total return[2]	1.43%	11.53%	6.48%
Ratios/supplemental data:
Net assets, end of period (000s)	$28,898	$20,815	$20,188
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.68%	1.00%	1.10%
Ratio of net investment income (loss) to average net assets	4.92%	5.42%	6.05%
Portfolio turnover	185%	130%	63%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.31%	1.32%	1.47%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30	Income Funds Prospectus

Financial Highlights

			CLASS B SHARES—COMMENCED ON JULY 13, 1998

May 31, 2001	May 31, 2000[1]	June 30, 1999	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000[1]	June 30, 1999
$10.60	$12.04	$12.50	$11.31	$10.82	$10.80	$10.61	$12.05	$12.50

0.72	0.79	0.77	0.45	0.50	0.58	0.65	0.72	0.68
0.31	(1.44)	(0.46)	(0.37)	0.60	0.03	0.29	(1.44)	(0.45)
1.03	(0.65)	0.31	0.08	1.10	0.61	0.94	(0.72)	0.23

(0.83)	(0.79)	(0.77)	(0.55)	(0.61)	(0.59)	(0.75)	(0.72)	(0.68)
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
(0.83)	(0.79)	(0.77)	(0.55)	(0.61)	(0.59)	(0.75)	(0.72)	(0.68)
$10.80	$10.60	$12.04	$10.84	$11.31	$10.82	$10.80	$10.61	$12.05
10.06%	(5.56%)	2.52%	0.68%	10.60%	5.78%	9.14%	(6.19%)	1.87%

$12,468	$8,371	$11,223	$38,486	$47,516	$46,760	$34,203	$28,336	$36,892

1.10%	1.08%	0.66%	1.45%	1.75%	1.85%	1.85%	1.86%	1.50%
6.97%	7.56%	6.95%	4.13%	4.68%	5.29%	6.26%	6.77%	6.25%
63%	95%	176%	185%	130%	63%	63%	95%	176%
1.44%	1.41%	1.62%	2.05%	2.12%	2.32%	2.21%	2.18%	2.14%

Income Funds Prospectus	31

Income Plus Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JULY 13, 1998

For the period ended:	May 31, 2004	May 31, 2003
Net asset value, beginning of period	$11.31	$10.82
Income from investment operations:
Net investment income (loss)	0.44	0.52
Net realized and unrealized gain (loss) on investments	(0.36)	0.58
Total from investment operations	0.08	1.10
Less distributions:
Distributions from net investment income	(0.55)	(0.61)
Distributions from net realized gain	0.00	0.00
Total distributions	(0.55)	(0.61)
Net asset value, end of period	$10.84	$11.31
Total return[2]	0.68%	10.60%
Ratios/supplemental data:
Net assets, end of period (000s)	$7,955	$10,945
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.46%	1.75%
Ratio of net investment income (loss) to average net assets	4.12%	4.63%
Portfolio turnover	185%	130%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	2.05%	2.07%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32	Income Funds Prospectus

Financial Highlights

May 31, 2002	May 31, 2001	May 31, 2000[1]	June 30, 1999
$10.80	$10.61	$12.05	$12.50

0.58	0.65	0.72	0.68

0.03	0.29	(1.44)	(0.45)
0.61	0.94	(0.72)	0.23

(0.59)	(0.75)	(0.72)	(0.68)
0.00	0.00	0.00	0.00
(0.59)	(0.75)	(0.72)	(0.68)
$10.82	$10.80	$10.61	$12.05
5.78%	9.14%	(6.19%)	1.87%

$7,328	$3,253	$2,550	$3,037

1.85%	1.85%	1.83%	1.47%

5.31%	6.26%	6.80%	6.23%
63%	63%	95%	176%

2.34%	2.27%	2.27%	2.49%

Income Funds Prospectus	33

Inflation-Protected Bond Fund

Portfolio Manager:    Robert N. Daviduk, CFA

Investment Objective

The Inflation-Protected Bond Fund seeks total return while providing protection against inflation.

Investment Strategies

We seek total return by actively managing a diversified portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Although we can invest in securities of any maturity, we expect to maintain a dollar-weighted average maturity between 5 and 20 years. We generally will purchase securities that we believe have strong relative value based on an analysis of a security’s characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury; and

•	up to 20% of the Fund’s assets in adjustable or variable rate debt securities, including mortgage- and other asset-backed securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Mortgage- and Other Asset-Backed Securities” risks described under “Common Risks for the Funds” on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 55. These considerations are all important to your investment choice.

34	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES— COMMENCED ON FEBRUARY 28, 2003		CLASS B SHARES— COMMENCED ON FEBRUARY 28, 2003		CLASS C SHARES— COMMENCED ON FEBRUARY 28, 2003

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2004	May 31, 2003	May 31, 2004	May 31, 2003
Net asset value, beginning of period	$10.14	$10.00	$10.13	$10.00	$10.13	$10.00
Income from investment operations:
Net investment income (loss)	0.29	0.15	0.20	0.13	0.21	0.13
Net realized and unrealized gain (loss) on investments	(0.13)	0.14	(0.12)	0.13	(0.12)	0.13
Total from investment operations	0.16	0.29	0.08	0.26	0.09	0.26
Less distributions:
Distributions from net investment income	(0.23)	(0.15)	(0.15)	(0.13)	(0.15)	(0.13)
Distributions from net realized gain	(0.03)	0.00	(0.03)	0.00	(0.03)	0.00
Total distributions	(0.26)	(0.15)	(0.18)	(0.13)	(0.18)	(0.13)
Net asset value, end of period	$10.04	$10.14	$10.03	$10.13	$10.04	$10.13
Total return[1]	1.65%	2.94%	0.89%	2.65%	0.99%	2.65%
Ratios/supplemental data:
Net assets, end of period (000s)	$20,087	$5,136	$10,645	$5,034	$11,813	$4,441
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.90%	0.90%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	3.18%	8.55%	2.14%	7.33%	2.22%	7.81%
Portfolio turnover	155%	115%	155%	115%	155%	115%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.44%	1.82%	2.19%	2.72%	2.19%	2.65%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Income Funds Prospectus	35

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Intermediate Government Income Fund

Portfolio Manager:    Robert N. Daviduk, CFA

Investment Objective

The Intermediate Government Income Fund seeks current income, consistent with safety of principal.

Investment Strategies

We invest in a diversified portfolio consisting of fixed and variable rate U.S. Government obligations. Under normal circumstances, we expect the Fund’s average duration will range from 3 to 5 years. As a result, the dollar-weighted average maturity of the Fund generally ranges from 4 to 10 years. We emphasize the use of intermediate maturity securities to manage interest rate risk and use mortgage-backed securities to enhance yield.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

•	up to 65% of total assets in mortgage-backed securities, including collateralized mortgage obligations and (subject to the 20% non-government investment limit) commercial mortgage-backed securities;

•	up to 20% of the Fund’s assets in other asset-backed securities; and

•	up to 10% of total assets in stripped treasury securities, including zero coupon securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 55. These considerations are all important to your investment choice.

Income Funds Prospectus	37

Intermediate Government Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000
Net asset value, beginning of period	$11.70	$11.19	$11.02	$10.56	$11.04
Income from investment operations:
Net investment income (loss)	0.36	0.41	0.51	0.66	0.64
Net realized and unrealized gain (loss) on investments	(0.60)	0.68	0.28	0.47	(0.44)
Total from investment operations	(0.24)	1.09	0.79	1.13	0.20
Less distributions:
Distributions from net investment income	(0.52)	(0.58)	(0.62)	(0.67)	(0.68)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.52)	(0.58)	(0.62)	(0.67)	(0.68)
Net asset value, end of period	$10.94	$11.70	$11.19	$11.02	$10.56
Total return[1]	(2.10)%	9.95%	7.34%	10.94%	1.92%
Ratios/supplemental data:
Net assets, end of period (000s)	$192,976	$196,203	$195,062	$185,638	$193,615
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.95%	0.95%	0.96%	0.96%	0.94%
Ratio of net investment income (loss) to average net assets	2.98%	3.57%	4.57%	6.06%	6.29%
Portfolio turnover	178%	139%	102%	57%	139%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.12%	1.13%	1.16%	1.22%	1.16%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38	Income Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MAY 17, 1996					CLASS C SHARES—COMMENCED ON NOV. 8, 1999

May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000
$11.68	$11.18	$11.01	$10.55	$11.04	$11.66	$11.17	$11.01	$10.55	$10.86

0.08	0.33	0.43	0.58	0.62	0.12	0.39	0.46	0.58	0.32

(0.40)	0.67	0.28	0.47	(0.51)	(0.45)	0.61	0.24	0.47	(0.31)
(0.32)	1.00	0.71	1.05	0.11	(0.33)	1.00	0.70	1.05	0.01

(0.43)	(0.50)	(0.54)	(0.59)	(0.60)	(0.43)	(0.51)	(0.54)	(0.59)	(0.32)
0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
(0.43)	(0.50)	(0.54)	(0.59)	(0.60)	(0.43)	(0.51)	(0.54)	(0.59)	(0.32)
$10.93	$11.68	$11.18	$11.01	$10.55	$10.90	$11.66	$11.17	$11.01	$10.55
(2.76)%	9.08%	6.55%	10.12%	1.06%	(2.85)%	9.11%	6.48%	10.16%	1.07%

$47,821	$80,989	$67,256	$61,482	$51,495	$21,520	$34,133	$18,078	$8,386	$4,348

1.70%	1.70%	1.71%	1.71%	1.68%	1.70%	1.70%	1.71%	1.71%	1.71%

2.22%	2.72%	3.81%	5.30%	5.55%	2.23%	2.68%	3.79%	5.28%	5.54%
178%	139%	102%	57%	139%	178%	139%	102%	57%	139%

1.87%	1.86%	1.82%	1.84%	1.83%	1.87%	1.79%	1.78%	1.85%	1.90%

Income Funds Prospectus	39

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Short Duration Government Bond Fund

Portfolio Managers:    Marie Chandoha, William Stevens and Thomas O’Connor, CFA

Investment Objective

The Short Duration Government Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income by actively managing a portfolio consisting mostly of short-term U.S. Government obligations. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations;

•	up to 20% of the Fund’s assets in asset-backed securities, other than mortgage-backed securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may invest in dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. In addition, our active trading investment strategy may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 55. These considerations are all important to your investment choice.

Income Funds Prospectus	41

Short Duration Government Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods beginning with June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MARCH 11, 1996

For the period ended:	May 31, 2004[1]	June 30, 2003	June 30, 2002	June 30, 2001[2]
Net asset value, beginning of period	$10.28	$10.24	$10.19	$9.88
Income from investment operations:
Net investment income (loss)	0.17	0.41	0.43	0.55
Net realized and unrealized gain (loss) on investments	(0.12)	0.10	0.22	0.31
Total from investment operations	0.05	0.51	0.65	0.86
Less distributions:
Distributions from net investment income	(0.17)	(0.39)	(0.47)	(0.55)
Distributions from net realized gain	(0.03)	(0.08)	(0.13)	0.00
Total distributions	(0.20)	(0.47)	(0.60)	(0.55)
Net asset value, end of period	$10.13	$10.28	$10.24	$10.19
Total return[3]	0.49%	4.69%	6.45%	8.93%
Ratios/supplemental data:
Net assets, end of period (000s)	$47,304	$55,807	$6,034	$4,550
Ratios to average net assets[4]:
Ratio of expenses to average net assets	0.90%	1.06%[6]	1.12%	1.91%
Ratio of net investment income (loss) to average net assets	1.83%	3.51%	4.16%	5.43%
Portfolio turnover	615%	331%	400%	245%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.14%	1.51%[6]	1.78%	2.70%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
[2]	Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
[3]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Includes interest expense.
[7]	Amount represents less than $1,000.

42	Income Funds Prospectus

Financial Highlights

		CLASS B SHARES—COMMENCED ON MAY 31, 2002			CLASS C SHARES—COMMENCED ON MAY 31, 2002

June 30, 2000	June 30, 1999	May 31, 2004[1]	June 30, 2003	June 30, 2002	May 31, 2004[1]	June 30, 2003	June 30, 2002
$10.03	$10.15	$10.29	$10.25	$10.22	$10.30	$10.25	$10.22

0.56	0.41	0.11	0.28	0.00	0.11	0.27	0.00

(0.15)	(0.06)	(0.14)	0.10	0.03	(0.14)	0.11	0.03
0.41	0.35	(0.03)	0.38	0.03	(0.03)	0.38	0.03

(0.56)	(0.42)	(0.10)	(0.26)	0.00	(0.10)	(0.25)	0.00
0.00	(0.05)	(0.03)	(0.08)	0.00	(0.03)	(0.08)	0.00
(0.56)	(0.47)	(0.13)	(0.34)	0.00	(0.13)	(0.33)	0.00
$9.88	$10.03	$10.13	$10.29	$10.25	$10.14	$10.30	$10.25
4.18%	4.47%	(0.30)%	3.76%	0.29%	(0.30)%	3.79%	0.29%

$4,087	$3,887	$9,734	$5,576	$0[7]	$34,410	$32,818	$0[7]

1.36%	1.60%	1.65%	1.80%[6]	0.00%	1.65%	1.81%[6]	0.00%

5.60%	4.96%	1.12%	2.75%	0.00%	1.10%	2.73%	0.00%
188%	199%	615%	331%	400%	615%	331%	400%

1.86%	2.10%	1.89%	2.26%	0.45%	1.89%	2.27%	0.45%

Income Funds Prospectus	43

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Stable Income Fund

Portfolio Managers:    Richard Merriam, CFA and Ajay Mirza, CFA

Investment Objective

The Stable Income Fund seeks stability of principal while providing lower volatility total return.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

We invest in a diversified portfolio of fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others. We invest in short-term investment-grade securities. Under normal circumstances, the expected average duration of the portfolio will range from 0.7 to 1.2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 65% of total assets in mortgage-backed securities;

•	up to 35% of total assets in asset-backed securities, other than mortgage-backed securities;

•	up to 25% of total assets in mortgage-backed securities that are not U.S. Government obligations;

•	up to 50% of total assets in U.S. Government obligations; and

•	up to 10% of total assets in fixed or variable rate dollar-denominated debt securities of foreign issuers.

We may not invest more than 30% of the Fund’s total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of the Fund’s total assets in the securities of any other issuer. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

We only purchase investment-grade securities. We invest in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 8 years and seek to maintain a dollar-weighted average maturity between 1 and 5 years.

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Other Asset-Backed Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 55. These considerations are all important to your investment choice.

Income Funds Prospectus	45

Stable Income Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON MAY 2, 1996

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2002
Net asset value, beginning of period	$10.44	$10.38	$10.36
Income from investment operations:
Net investment income (loss)	0.16	0.25	0.34
Net realized and unrealized gain (loss) on investments	(0.10)	0.06	0.02
Total from investment operations	0.06	0.31	0.36
Less distributions:
Distributions from net investment income	(0.16)	(0.25)	(0.34)
Distributions from net realized gain	0.00	0.00	0.00
Return of capital	(0.01)	0.00	0.005
Total distributions	(0.17)	(0.25)	(0.34)
Net asset value, end of period	$10.33	$10.44	$10.38
Total return[1]	0.45%	3.01%	3.53%
Ratios/supplemental data:
Net assets, end of period (000s)	$166,484	$175,249	$79,555
Ratios to average net assets:
Ratio of expenses to average net assets	0.90%	0.82%[2]	0.90%[2]
Ratio of net investment income (loss) to average net assets	1.52%	2.32%	3.02%
Portfolio turnover[3]	92%	45%	81%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4]	0.99%	1.04%[2]	1.04%[2]
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	Includes expenses allocated from the master portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a master portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Return of capital was less than $0.01 per share.

46	Income Funds Prospectus

Financial Highlights

		CLASS B SHARES—COMMENCED ON MAY 17, 1996

May 31, 2001	May 31, 2000	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000
$10.15	$10.26	$10.43	$10.37	$10.35	$10.14	$10.26

0.57	0.54	0.08	0.17	0.28	0.49	0.46
0.22	(0.11)	(0.10)	0.06	0.01	0.23	(0.12)
0.79	0.43	(0.02)	0.23	0.29	0.72	0.34

(0.58)	(0.54)	(0.08)	(0.17)	(0.27)	(0.51)	(0.46)
0.00	0.00	0.00	0.00	0.00	0.00	0.00
0.00	0.00	(0.01)	0.00[5]	0.00	0.00	0.00
(0.58)	(0.54)	(0.09)	(0.17)	(0.27)	(0.51)	(0.46)
$10.36	$10.15	$10.32	$10.43	$10.37	$10.35	$10.14
7.98%	4.28%	(0.29)%	2.24%	2.79%	7.22%	3.40%

$19,054	$8,912	$35,552	$48,045	$20,318	$7,598	$2,449

0.90%[2]	0.79%[2]	1.65%	1.63%[2]	1.65%[2]	1.65%[2]	1.54%[2]
5.44%	5.29%	0.81%	1.51%	2.41%	4.65%	4.54%
37%	.40%	92%	45%	81%	37%	40%
1.09%[2]	0.96%[2]	1.75%	1.81%[2]	1.87%[2]	2.00%	1.95%[2]

Income Funds Prospectus	47

Stable Income Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
CLASS C SHARES—COMMENCED ON JUNE 30, 2003

For the period ended:	May 31, 2004
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investments	0.33
Total from investment operations	0.39
Less distributions:
Distributions from net investment income	(0.08)
Distributions from net realized gain	0.00
Return of capital	(0.01)
Total distributions	(0.09)
Net asset value, end of period	$10.30
Total return[1]	(0.29)%
Ratios/supplemental data:
Net assets, end of period (000s)	$12,225
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.65%
Ratio of net investment income (loss) to average net assets	0.54%
Portfolio turnover[3]	92%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.73%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a master portfolio.

48	Income Funds Prospectus

Strategic Income Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The Strategic Income Fund seeks current income while maintaining prospects for capital appreciation.

Investment Strategies

We seek current income by investing primarily in a portfolio of debt securities that are rated BBB through C by S&P, or that are unrated but deemed by us to be of comparable quality. We invest in a diversified portfolio of corporate obligations, convertible securities, and mortgage- and other asset-backed securities. Under normal circumstances, we expect the Fund’s portfolio to maintain an average effective maturity between three and ten years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing securities;

•	up to 30% of total assets in obligations of foreign issuers;

•	up to 20% of total assets in debt securities that are in default at the time of purchase;

•	up to 20% of total assets in common stocks and convertible securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

The Fund may invest all of its assets in below investment-grade debt securities.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 55. These considerations are all important to your investment choice.

Income Funds Prospectus	49

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Total Return Bond Fund

Portfolio Managers:     William Stevens, Marie Chandoha and Thomas O’Connor, CFA

Investment Objective

The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

Investment Strategies

We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in bonds;

•	at least 80% of total assets in investment-grade debt securities;

•	up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. We may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 55. These considerations are all important to your investment choice.

Income Funds Prospectus	51

Total Return Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods beginning with June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 31, 2001

For the period ended:	May 31, 2004[1]	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$12.79	$12.17	$12.45
Income from investment operations:
Net investment income (loss)	0.34	0.63	0.32
Net realized and unrealized gain (loss) on investments	(0.35)	0.69	(0.06)
Total from investment operations	(0.01)	1.32	0.26
Less distributions:
Distributions from net investment income	(0.34)	(0.62)	(0.32)
Distributions from net realized gain	(0.12)	(0.08)	(0.22)
Total distributions	(0.46)	(0.70)	(0.54)
Net asset value, end of period	$12.32	$12.79	$12.17
Total return[2]	(0.09)%	10.95%	2.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$45,670	$2,691	$117
Ratios to average net assets[3]:
Ratios of expenses to average net assets	0.90%	0.97%[5]	0.96%
Ratio of net investment income (loss) to average net assets	3.07%	3.78%	5.78%
Portfolio turnover	918%	544%	193%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.16%	1.61%	1.95%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
[2]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Includes interest expense.

52	Income Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON OCTOBER 31, 2001			CLASS C SHARES—COMMENCED ON OCTOBER 31, 2001

May 31, 2004[1]	June 30, 2003	June 30, 2002	May 31, 2004[1]	June 30, 2003	June 30, 2002
$12.80	$12.18	$12.45	$12.73	$12.12	$12.45

0.25	0.56	0.23	0.25	0.57	0.25
(0.35)	0.69	(0.05)	(0.35)	0.67	(0.11)
(0.10)	1.25	0.18	(0.10)	1.24	0.14

(0.25)	(0.55)	(0.23)	(0.25)	(0.55)	(0.25)
(0.12)	(0.08)	(0.22)	(0.12)	(0.08)	(0.22)
(0.37)	(0.63)	(0.45)	(0.37)	(0.63)	(0.47)
$12.33	$12.80	$12.18	$12.26	$12.73	$12.12
(0.79)%	9.85%	1.52%	(0.79)%	9.78%	1.12%

$8,031	$3,868	$87	$6,248	$4,425	$27

1.65%	1.71%[5]	0.83%	1.65%	1.71%[5]	0.95%
2.19%	2.81%	4.93%	2.20%	2.88%	5.14%
918%	544%	193%	918%	544%	193%
1.91%	2.31%	1.94%	1.91%	2.32%	1.93%

Income Funds Prospectus	53

Ultra-Short Duration Bond Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra-Short Duration Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with a low degree of share-price fluctuation by investing in a diversified portfolio consisting of debt securities of domestic and foreign issuers. We may invest a significant amount in mortgage- and other asset-backed securities. Under normal circumstances, we expect the average duration of the Fund’s portfolio to be one year or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities;

•	up to 35% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities”, “Mortgage- and Other Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 55. These considerations are all important to your investment choice.

54	Income Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Government Securities Fund, Strategic Income Fund and the Ultra-Short Duration Bond Fund employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Certain Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Each Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

Income Funds Prospectus	55

Additional Strategies and General Investment Risks

•	The market value of lower-rated debt securities and unrated securities of comparable quality that the Income, Income Plus and High Yield Bond Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•	Certain Funds may purchase bonds at a price less than a bond’s principal amount. In such case, the Fund generally will be required to include a portion of such discount in its income and make distributions to shareholders representing such discount, taxable to them as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

56	Income Funds Prospectus

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Income Funds Prospectus	57

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		GOVERNMENT SECURITIES	HIGH YIELD BOND	INCOME PLUS	INFLATION-PROTECTED BOND	INTERMEDIATE GOVERNMENT INCOME	SHORT DURATION GOVERNMENT BOND	STABLE INCOME	STATEGIC INCOME	TOTAL RETURN BOND	ULTRA-SHORT DURATION BOND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●	●	●	●	●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, And other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk			●				●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk		●	●					●	●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk		●	●	●		●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●	●	●

58	Income Funds Prospectus

		GOVERNMENT SECURITIES	HIGH YIELD BOND	INCOME PLUS	INFLATION-PROTECTED BOND	INTERMEDIATE GOVERNMENT INCOME	SHORT DURATION GOVERNMENT BOND	STABLE INCOME	STRATEGIC INCOME	TOTAL RETURN BOND	ULTRA-SHORT DURATION BOND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk		●	●	●	●		●	●		●
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit And Prepayment/ Extension Risk	●	●	●	●	●	●	●	●	●	●

Options

The right or obligation to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk		●	●	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk		●	●	●			●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●	●	●	●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●	●	●	●	●	●	●	●	●	●

Income Funds Prospectus	59

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

60	Income Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in this table, the fees shown for the Stable Income Fund include fees allocated from the master portfolio in which the Fund invests. As of December 31, 2004, Funds Management provided advisory services for over $[    ] billion in mutual fund assets.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Stable Income Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

The Stable Income Fund has a similar “dormant” sub-advisory arrangement with the sub-adviser that advises the master portfolio in which the Fund invests. Under this arrangement, if the Stable Income Fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Stable Income Fund’s assets formerly invested in the master portfolio.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Government Securities Fund, High Yield Bond, Inflation-Protected Bond, Short Duration Government Bond, Strategic Income, Total Return Bond and Ultra-Short Duration Bond Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day to day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-adviser(s) and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

Income Funds Prospectus	61

Organization and Management of the Funds

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for each of the Funds, except the High Yield Bond Fund and Stable Income Fund. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Sutter Advisors LLC (“Sutter”), an indirect, wholly owned subsidiary of Wells Fargo & Company and a direct subsidiary of Wells Capital Management, located at 550 California Street, San Francisco, CA 94104, is the sub-adviser for the High Yield Bond Fund. In this capacity, it is responsible for the day-to-day investment management activity of the Fund. Sutter also provides investment advisory services for collateralized bond obligations and Wells Fargo & Company’s proprietary portfolio. As of December 31, 2004, Sutter managed assets in excess of $[    ] billion.

Galliard Capital Management, Inc. (“Galliard”), an investment adviser subsidiary of Wells Fargo Bank, N.A. (“Wells Fargo Bank”) located at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is the investment sub-adviser for the master portfolio in which the Stable Income Fund invests substantially all of its assets. In this capacity, it is responsible for the day-to-day investment management activities of the master portfolio. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 2004, Galliard managed assets in excess of $16 billion.

Wells Capital Management and Sutter are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds. Galliard is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio in which the Stable Income Fund invests.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

62	Income Funds Prospectus

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B and Class C shares are available for all the Funds except the Government Securities Fund. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is expected to be available on our website at www.wellsfargoadvantagefunds.com in the second quarter of 2005. You may wish to discuss this choice with your financial consultant.

Income Funds Prospectus	63

A Choice of Share Classes

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

CLASS A SHARES, EXCEPT FOR THE SHORT DURATION GOVERNMENT BOND FUND, THE STABLE INCOME FUND AND THE ULTRA-SHORT DURATION BOND FUND HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	4.50%	4.71%
$50,000 to $99,999	4.00%	4.17%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

SHORT DURATION GOVERNMENT BOND FUND CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	3.00%	3.09%
$50,000 to $99,999	2.50%	2.56%
$100,000 to $249,999	2.00%	2.04%
$250,000 to $499,999	1.50%	1.52%
$500,000 to $999,999	1.00%	1.01%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

64	Income Funds Prospectus

CLASS A SHARES FOR THE STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	2.00%	2.04%
$50,000 to $99,999	1.50%	1.52%
$100,000 to $249,999	1.00%	1.01%
$250,000 to $499,999	0.75%	0.76%
$500,000 to $999,999	0.50%	0.50%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, within three years for the Short Duration Government Bond Fund, and within two years for the Stable Income Fund, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedules are as follows:

CLASS B SHARES, EXCEPT FOR THE SHORT DURATION GOVERNMENT BOND FUND, THE STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A Shares

CLASS B SHARES FOR THE SHORT DURATION GOVERNMENT BOND FUND HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS
CDSC	3.00%	2.00%	1.00%	0.00%	A Shares

CLASS B SHARES FOR THE STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS
CDSC	1.50%	0.75%	0.00%	0.00%	A Shares

Income Funds Prospectus	65

A Choice of Share Classes

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, three years for the Short Duration Government Bond Fund and two years for the Stable Income Fund and the Ultra-Short Duration Bond Fund, the CDSC expires. After shares are held for seven years, four years for the Short Duration Government Bond Fund, the Stable Income Fund and the Ultra-Short Duration Bond Fund the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above applicable CDSC schedule.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A Shares

Class B shares received in the reorganization of Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, except for the Stable Income Fund, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES, EXCEPT FOR STABLE INCOME FUND, PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	3.00%	2.00%	2.00%	1.00%	0.00%	0.00%	A Shares

66	Income Funds Prospectus

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

Income Funds Prospectus	67

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”) prior to purchase , you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value on the date of original purchase of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV and money market fund shares) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

68	Income Funds Prospectus

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Internal Revenue Code Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

Income Funds Prospectus	69

Reductions and Waivers of Sales Charges

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Government Securities	N/A	0.75%
High Yield Bond	0.75%	0.75%
Income Plus	0.75%	0.75%
Inflation-Protected Bond	0.75%	0.75%
Intermediate Government Income	0.75%	0.75%
Short Duration Government Bond	0.75%	0.75%
Stable Income	0.75%	0.75%
Strategic Income	0.75%	0.75%
Total Return Bond	0.75%	0.75%
Ultra-Short Duration Bond	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

70	Income Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	The High Yield Bond Fund and the Strategic Income Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 75 for additional information.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may

Income Funds Prospectus	71

Exchanges

temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

72	Income Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Income Funds Prospectus	73

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a

74	Income Funds Prospectus

Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the High Yield Bond Fund and the Strategic Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70½ according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	due to participation in the Systematic Withdrawal Plan.

•	to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	Wells Fargo fund of fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

Income Funds Prospectus	75

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage High Yield Bond Fund, Class C.”

76	Income Funds Prospectus

How to Buy Shares

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the section on buying shares for the first time By Mail.

Income Funds Prospectus	77

Your Account How to Buy Shares

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 76 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 76. Be sure to have the wiring bank include your current account number and the name your account is registered in.

78	Income Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative or 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Income Funds Prospectus	79

Your Account How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

80	Income Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income at least monthly, and any realized capital gains at least annually.

We offer the following distribution options:

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, Medallion Guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written Medallion Guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Income Funds Prospectus	81

Additional Services and Other Information

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions from the Funds when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of

82	Income Funds Prospectus

a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation.

Income Funds Prospectus	83

Additional Services and Other Information

This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

84	Income Funds Prospectus

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Description of Master Portfolio

PORTFOLIO	OBJECTIVE

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

86	Income Funds Prospectus

PRINCIPAL STRATEGY

The Portfolio invests in short-term investment-grade securities, which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated debt securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

Income Funds Prospectus	87

Portfolio Managers

The Portfolio Managers identified below in connection with the Stable Income Fund manage the Portfolio in which the Fund currently invests, and not the Fund itself.

Marie Chandoha

Short Duration Government Bond and its predecessor since 1999

Total Return Bond Fund and its predecessor since 1999

Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

Robert N. Daviduk, CFA

Income Plus Fund since 2002

Inflation-Protected Bond Fund since 2003

Intermediate Government Income Fund since 2002

Mr. Daviduk joined Wells Capital Management in 2002 as Managing Director of Intermediate Fixed Income investing. Prior to joining Wells Capital Management, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Banc of America Capital Management since 1997. Mr. Daviduk earned his B.S. degree in Business Administration/Accounting from Bucknell University, and his M.B.A. degree in Finance/International Business from New York University.

W. Frank Koster

Government Securities Fund and its predecessor since 2005

Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management (“SCM”) since March 1999, first as a Senior Vice President of Strong’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his bachelor’s degree in economics from the College of Wooster in 1979.

Richard Merriam, CFA

Stable Income Fund since 2004

Mr. Merriam joined Galliard at the firm’s inception in 1995. Currently Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam was Chief Investment Officer for Insight Management. He earned his B.A. degree in Economics and English from the University of Michigan and his M.B.A. degree from the University of Minnesota.

Ajay Mirza, CFA

Stable Income Fund since 2004

Mr. Mirza joined Galliard at the firm’s inception in 1995 as a portfolio manager and mortgage specialist. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his B.E. from the Birla Institute of Technology (India), his M.A. degree in Economics from Tulane University, and his M.B.A. from the University of Minnesota.

Jay N. Mueller, CFA

Government Securities Fund and its predecessor since 2005

Ultra-Short Duration Bond Fund and its predecessor since 2004

Mr. Mueller joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Derivative Markets Management/Harris BankCorp as an investment analyst. Mr. Mueller earned a B.A. degree in economics from the University Chicago.

88	Income Funds Prospectus

Thomas O’Connor, CFA

Short Duration Government Bond Fund since 2003

Total Return Bond Fund since 2003

Thomas O’Connor joined Wells Capital Management in 2003 as a portfolio manager and is responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor is a member of the Association for Investment Management and Research. He earned his B.S. degree in Finance from the University of Vermont.

Thomas M. Price, CFA

Strategic Income Fund and its predecessor since 2004

Ultra-Short Duration Bond Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price was the Team Leader of SCM’s Fixed Income Team, managing several fixed-income funds, and also managing separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in finance from the University of Michigan and his M.B.A. degree in finance from the Kellogg Graduate School of Management, Northwestern University.

William Stevens

Short Duration Government Bond and its predecessor since 1992

Total Return Bond Fund and its predecessor since 1997

Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells Capital Management, Mr. Stevens directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery’s president and chief investment officer. Prior to Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

Phil Susser

High Yield Bond Fund since 2004

Mr. Susser joined Sutter in September 2001 as an analyst specializing in the telecommunications, REITS, lodging and distressed market sectors. Prior to joining Sutter, Mr. Susser worked at Deutsche Bank Securities Inc. as an associate research analyst. He earned his B.A. degree in Economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

Roger Wittlin

High Yield Bond Fund since 2002

Mr. Wittlin is the managing director of Sutter Advisors, LLC. Mr. Wittlin joined Sutter in 2000 after 18 years of capital markets experience with Goldman Sachs, Deutsche Bank and Morgan Stanley. At Deutsche Bank, Mr. Wittlin was one of three founders of the Commercial Mortgage Financing Group which originated, structured and distributed mezzanine and senior loans in securitized and whole loan form. At Goldman Sachs, Mr. Wittlin was head of Western Region Mortgage Distribution and worked in the Principal Investment Group which purchased non-performing and sub-performing assets. Mr. Wittlin earned a Masters degree in International Finance from the American Graduate School of International Management in 1978 and earned a B.A. degree in journalism from Arizona State University.

Income Funds Prospectus	89

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Adjustable or Variable Rate Debt Securities

A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest

90	Income Funds Prospectus

rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Dollar Rolls

Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Effective Duration

A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Inflation-Protected Debt Securities

Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers (CPI-U) as a measure of inflation for its inflation-protected debt securities. The U.S. Treasury guarantees the timely payment of principal and interest payments on inflation-protected securities issued by the U.S. Treasury. Other inflation-protected securities may not carry a similar guarantee by their issuer.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Income Funds Prospectus	91

Glossary

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price (“POP”)

The NAV with the sales load added.

Real Interest Rates

Refers to the current market interest rate adjusted to reflect the market’s expectations on inflation.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Reverse Repurchase Agreements

A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

Selling Agent

A person who has an agreement with the Funds’ distributors that allows them to sell a Fund’s shares.

92	Income Funds Prospectus

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Stability of Principal

The degree to which share prices for a fund remain steady.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Stripped Treasury Securities

Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Zero Coupon Securities

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

Income Funds Prospectus	93

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P005 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Income Funds

Prospectus

Wells Fargo Advantage Total Return Bond FundSM

Wells Fargo Advantage Ultra-Short Duration Bond Fund

Class Z

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents

Income Funds

Income Funds Overview

See the Fund description in the Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Total Return Bond Fund (formerly named the Montgomery Total Return Bond Fund)	Seeks total return consisting of income and capital appreciation.

Ultra-Short Duration Bond Fund	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGY

We invest in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest principally in debt securities and up to 35% of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issuers. The Fund’s duration is generally one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund description beginning on page 14;

•	the “Additional Strategies and General Investment Risks” section beginning on page 17; and

•	the Fund’s Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in Funds portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as mortgage- and other asset-backed securities, thereby affecting their value and the return on your investment.

The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

Foreign Obligations

The Funds may invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Mortgage- and Other Asset-Backed Securities

The Funds may invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Stripped Securities

The Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities.

6	Income Funds Prospectus

FUND	SPECIFIC RISKS

Total Return Bond Fund	The Fund is primarily subject to the risks described under the “Common Risks for the Funds” on page 6. We may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Ultra-Short Duration Bond Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may invest in debt securities that are low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and maybe more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. In addition, our active investment trading strategy results in higher-than-average portfolio turnover ratios and increased trading expenses, and may generate higher short-term capital gains.

Income Funds Prospectus	7

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of the Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Ultra-Short Duration Bond Fund has been in operation for less than one calendar year, therefore no performance history is shown for this Fund.

The Wells Fargo Advantage Total Return Bond Fund was organized as the successor fund to the Montgomery Total Return Bond Fund, which was reorganized into the Wells Fargo Fund effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for the Wells Fargo Advantage Total Return Bond Fund reflects the historical information for the predecessor fund.

Total Return Bond Fund Class Z Calendar Year Returns1*

Best Qtr.:	Q3 ‘02 • 4.9%	Worst Qtr.:	Q2 ‘99 • (0.86)%

*	Performance shown reflects the performance of the Administrator Class shares. The Fund’s year-to-date performance through June 30, 2004 was 0.36%.

8	Income Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Class Z shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Class Z Returns Before Taxes (Incept. 04/11/05)[1]	4.65%	6.99%	7.69%
Class Z Returns After Taxes on Distributions	2.91%	4.37%	4.87%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	3.00%	4.33%	4.80%
LB Aggregate Bond Index[2]	4.10%	6.62%	5.57%
[1]	Performance shown for the Class Z shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Class Z shares. The Administrator Class shares’ returns are substantially similar to what the Class Z shares would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.
[2]	Lehman Brothers Aggregate Bond Index.

Income Funds Prospectus	9

Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Total Return Bond Fund	Ultra-Short Duration Bond Fund
Management Fees[1]	0.43%	0.45%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.81%	0.96%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.24%	1.41%
Fee Waivers	0.29%	0.44%

NET EXPENSES	0.95%[3]	0.97%[3]
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Ultra-Short Duration Bond Fund are based on estimates for the current fiscal year.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Income Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Total Return Bond Fund	Ultra-Short Duration Bond Fund
1 YEAR	$97	$99
3 YEARS	$334	$357
5 YEARS	$623	$685
10 YEARS	$1,445	$1,612

Income Funds Prospectus	11

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Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. ”You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Income Funds Prospectus	13

Total Return Bond Fund

Portfolio Managers:    William Stevens, Marie Chandoha and Thomas O’Connor, CFA

Investment Objective

The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

Investment Strategies

We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in bonds;

•	at least 80% of total assets in investment-grade debt securities;

•	up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 17. These considerations are all important to your investment choice.

14	Income Funds Prospectus

Financial Highlights

The table below shows the financial performance of the Administrator Class shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods beginning with June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditors report and the Fund’s financial statements, is also contained in the Fund’s annual or semi-annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON JUNE 30, 1997

For the period ended:	May 31, 2004[1]	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000	June 30, 1999
Net asset value, beginning of period	$12.57	$11.97	$11.85	$11.33	$11.66	$12.44
Income from investment operations:
Net investment income (loss)	0.36	0.64	0.43	0.70	0.77	0.73
Net realized and unrealized gain (loss) on investments	(0.34)	0.68	0.36	0.52	(0.20)	(0.35)
Total income from investment operations	0.02	1.32	0.79	1.22	0.57	0.38
Less distributions:
Distributions from net investment income	(0.36)	(0.64)	(0.45)	(0.70)	(0.75)	(0.74)
Distributions from net realized gain	(0.12)	(0.08)	(0.22)	0.00	(0.15)	(0.42)
Total distributions	(0.48)	(0.72)	(0.67)	(0.70)	(0.90)	(1.16)
Net asset value, end of period	$12.11	$12.57	$11.97	$11.85	$11.33	$11.66
Total return[2]	0.20%	11.01%	8.81%	11.06%	4.96%	3.20%
Ratios/supplemental data:
Net assets, end of period (000s)	$202,187	$91,244	$38,841	$31,788	$28,112	$38,476
Ratios to average net assets:
Ratio of expenses to average net assets
Ratio of expenses excluding interest and taxes to average net assets	0.70%	0.60%[4]	0.71%	0.95%	0.80%	1.16%
Ratio of net investment income (loss) to average net assets	3.25%	4.56%	5.38%	6.02%	6.78%	5.88%
Portfolio turnover	918%	544%	193%	449%	176%	158%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses	0.99%	1.19%	1.42%	1.59%	1.13%	1.25%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
[2]	Total return represents aggregate total return for the periods indicated.
[3]	Annualized.
[4]	Includes interest expense.

Income Funds Prospectus	15

Ultra-Short Duration Bond Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra-Short Duration Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with a low degree of share-price fluctuation by investing in a diversified portfolio consisting of debt securities of domestic and foreign issuers. We may invest a significant amount in mortgage- and other asset-backed securities. Under normal circumstances, we expect the average duration of the Fund’s portfolio to be one year or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities;

•	up to 35% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Common Risks for the Fund” section on page 6. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 17. These considerations are all important to your investment choice.

16	Income Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Ultra-Short Duration Bond Fund employs an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	The Funds may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

•	The Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	The Funds may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Fund itself.

•

The market value of lower-rated debt securities and unrated securities of comparable quality that the Ultra-Short Duration Bond Fund may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also

Income Funds Prospectus	17

Additional Strategies and General Investment Risks

tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Funds and a table showing some of the additional investment practices that a Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory taxation, and the potentially less stringent investor protection and disclosure standards. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

18	Income Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

		TOTAL RETURN BOND	ULTRA-SHORT DURATION BOND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●
Foreign Obligations Dollar-denominated debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate and Credit Risk	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rate of return. These securities, sometime referred
to as “junk bonds”, tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are
subject to greater risk of default.

	Interest Rate and Credit Risk	●	●

Illiquid Securities

A security which may not be sold or disposed of in the
ordinary course of business within seven days at
approximately the value determined for it by the Fund.
Limited to 15% of net assets.

	Liquidity Risk	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits
(currently one-third of total assets, including the value of the collateral received).

	Credit Risk	●	●

Income Funds Prospectus	19

Additional Strategies and General Investment Risks

		TOTAL RETURN BOND	ULTRA-SHORT DURATION BOND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a position of a longer loan
made by a bank. Generally sold without guarantee or
recourse, some participants sell at a discount because of the borrower’s credit problem.

	Credit Risk		●

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional
interests in pools of consumer loans, such as mortgage
loans, car loans, credit card debt or receivables held
in trust.

	Interest Rate, Credit and Prepayment/Extension Risk	●	●

Options

The right or obligation to buy or sell a security based on
an agreed upon price at a specified time. Types of options
used may include: options on securities, options on a stock
index and options on stock index futures to protect
liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,
which may cause Fund shareholders to bear a pro rata
portion of the other fund’s expenses, in addition to the
expenses paid by the Fund.

	Market Risk	●	●
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●

Stripped Obligations

Securities that give ownership to either future payments
of interest or a future payment of principal, but not both.
These securities tend to have greater interest rate
sensitivity than conventional debt.

	Interest Rate Risk	●	●

20	Income Funds Prospectus

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street, San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Income Funds Prospectus	21

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for each Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of each Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[    ] billion in assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Total Return Bond Fund and Ultra-Short Duration Bond Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day to day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-adviser(s) and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for each of the Funds. In this capacity, it is responsible for the day-to-day investment management activities of each Fund. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

22	Income Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable, and if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Income Funds Prospectus	23

Your Account

Qualified Investors

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:

•	Investors who received Class Z shares in the reorganization of the Strong Funds into the Wells Fargo Advantage Funds;

•	Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities’, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Funds’ distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds’ distributor, or an affiliate, to perform services;

•	Certain institutional investors purchasing more than $1 million of Class Z shares;

•	Fund of Funds advised by Funds Management (Life Stage Portfolios and WealthBuilder Portfolios);

•	Any Internal Revenue Code Section 529 plans.

•	Any accounts in a fee-based advisory program managed by Wells Fargo.

•	Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Class Z shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

24	Income Funds Prospectus

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Income Funds Prospectus	25

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 99905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

26	Income Funds Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Total Return Bond Fund, Class Z.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222, for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 or ($1,000 retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Income Funds Prospectus	27

Your Account How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Class Z shares are not available for purchase on the internet if you do not have an existing Wells Fargo Advantage Funds Account. Please call Investor Services at 1-800-222-8222 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 26 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 26. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

28	Income Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion Guarantees are required for mailed redemption requests under the following circumstances i) if the request is over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Service Representative, or call 1-800-368-7550 to use our Automated Voice Response Service, to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares”, below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

•	Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Income Funds Prospectus	29

Your Account How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

30	Income Funds Prospectus

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Income Funds Prospectus	31

Your Account Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

32	Income Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income at least monthly, and any net and realized capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Income Funds Prospectus	33

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized capital net gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares, and by the Fund with respect to the stocks it holds that are producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

34	Income Funds Prospectus

Check Writing

Check writing is offered on the Ultra-Short Duration Bond Fund’s Class Z shares. Checks written on your account are subject to the Fund’s Prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help

Income Funds Prospectus	35

-

Additional Services and Other Information

protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

36	Income Funds Prospectus

Portfolio Managers

Marie Chandoha

Total Return Bond Fund and its predecessor since 1999

Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

Jay N. Mueller, CFA

Ultra-Short Duration Bond Fund and its predecessor since 2004

Mr. Mueller joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Derivative Markets Management/Harris BankCorp as an investment analyst. Mr. Mueller earned a B.A. degree in economics from the University Chicago.

Thomas O’Connor, CFA

Total Return Bond Fund since 2003

Thomas O’Connor joined Wells Capital Management in 2003 as a portfolio manager and is responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor is a member of the Association for Investment Management and Research. He has a B.S. degree in Finance from the University of Vermont.

Thomas M. Price, CFA

Ultra-Short Duration Bond Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price was the Team Leader of SCM’s Fixed Income Team, managing several fixed-income funds, and also managing separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in finance from the University of Michigan and his M.B.A. degree in finance from the Kellogg Graduate School of Management, Northwestern University.

William Stevens

Total Return Bond Fund and its predecessor since 1997

Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells Capital Management, Mr. Stevens directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery’s president and chief investment officer. Prior to Montgomery he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

Income Funds Prospectus	37

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Dollar-denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

38	Income Funds Prospectus

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Reverse Repurchase Agreements

A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

Selling Agent

A firm who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Income Funds Prospectus	39

Glossary

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

40	Income Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit ourWeb site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

P062 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Advantage Income Funds

Prospectus

Wells Fargo Advantage Diversified Bond Fund

Wells Fargo Advantage Government Securities Fund

Wells Fargo Advantage Inflation-Protected Bond FundSM

Wells Fargo Advantage Intermediate Government Income Fund

Wells Fargo Advantage Short Duration Government Bond FundSM

Wells Fargo Advantage Stable Income Fund

Wells Fargo Advantage Total Return Bond FundSM

Wells Fargo Advantage Ultra Short-Term Income FundSM

Administrator Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Income Funds

Income Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Diversified Bond Fund	Seeks total return by diversifying its investments among different fixed income investment styles.

Government Securities Fund	Seeks current income.

Inflation-Protected Bond Fund	Seeks to provide total return while providing protection against inflation.

Intermediate Government Income Fund	Seeks current income, consistent with safety of principal.

Short Duration Government Bond Fund (formerly named the Montgomery Short Duration Government Bond Fund)	Seeks current income consistent with capital preservation.

Stable Income Fund	Seeks stability of principal while providing lower volatility total return.

Total Return Bond Fund (formerly named the Montgomery Total Return Bond Fund)	Seeks total return consisting of income and capital appreciation.

Ultra Short-Term Income Fund	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that invests in investment-grade U.S. and foreign debt securities using a “multi-style” approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns.

We invest principally in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund invests principally in investment-grade (e.g., rated BBB and higher by S&P) U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.

We invest principally in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Under normal circumstances, we expect to maintain a dollar-weighted average maturity between 5 and 20 years.

We invest in fixed and variable rate U.S. Government obligations. Under normal circumstances, we expect the Fund’s average duration will range from 3 to 5 years. We also may invest in mortgage- and other asset-backed securities, including collateralized mortgage obligations.

We invest principally in U.S. Government obligations. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note.

The Fund is a gateway fund that invests in short-term investment-grade securities, which include mortgage- backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

We invest in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest principally in income-producing debt securities and up to 25% of the Fund’s assets in debt securities that are below investment-grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s asset in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will usually be one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 19;

•	the “Additional Strategies and General Investment Risks” section beginning on page 39; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Mortgage- and Other Asset-Backed Securities

Certain Funds invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Stripped Securities

Certain Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

U.S. Government Obligations

The Funds principally invest in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

6	Income Funds Prospectus

FUND	SPECIFIC RISKS

Diversified Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Other Asset-Backed Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6.

Government Securities Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Inflation-Protected Bond Fund	The Fund is primarily subject to the “Debt Securities” and “Mortgage and Other Asset-Backed Securities” risks described under “Common Risks for the Funds” on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Intermediate Government Income Fund and	The Fund is primarily subject to the “Debt Securities,” “Mortgage and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6.

Income Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Short Duration Government Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage and Other Asset-Backed Securities,” Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

Stable Income Fund	The Fund is primarily subject to the “Debt Securities” and “Mortgage and Other Asset-Backed Securities” risks described under “Common Risks for the Funds” on page 6.

Total Return Bond Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy may, at times, result in a higher than average portfolio turnover rate and increased trading expenses, and may generate higher short-term capital gains.

Ultra Short-Term Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may invest in debt securities that are low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and maybe more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

8	Income Funds Prospectus

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Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Government Securities Fund, Inflation-Protected Bond Fund and Ultra Short-Term Income Fund have been in operation for less than one calendar year, therefore, no performance history is shown for these Funds.

The Wells Fargo Advantage Short Duration Government Bond Fund and the Wells Fargo Advantage Total Return Bond Fund were organized as the successor funds to the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, respectively. The predecessor Montgomery funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for each successor Fund reflects the historical information of its predecessor.

Diversified Bond Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q3 ‘98 • 5.30%	Worst Qtr.:	Q1 ‘94 • (1.94)%

*	The Fund’s year-to-date performance through June 30, 2004, was 0.14%.

10	Income Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	3.93%	5.34%	5.94%
Administrator Class Returns After Taxes on Distributions	2.47%	3.20%	3.73%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	2.54%	3.24%	3.71%
LB Aggregate Bond Index[2] (reflects no deduction for expenses or taxes)	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	Lehman Brothers Aggregate Bond Index.

Income Funds Prospectus	11

Performance History

Intermediate Government Income Fund Administrator Class

Calendar Year Returns*1

Best Qtr.:	Q3 ‘98 • 6.00%	Worst Qtr.:	Q2 ‘94 • (3.73)%

*	The Fund’s year-to-date performance through June 30, 2004, was (0.59)%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	1.88%	5.45%	5.52%
Administrator Class Returns After Taxes on Distributions	0.05%	3.09%	3.12%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	1.21%	3.16%	3.18%
LB Intermediate U.S. Gov’t. Index[2] (reflects no deduction for expenses or taxes)	2.29%	6.18%	6.32%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	Lehman Brothers Intermediate U.S. Government Index.

12	Income Funds Prospectus

Short Duration Government Bond Fund

Administrator Class Calendar Year Returns*1

Best Qtr.:	Q3 ‘01 • 3.50%	Worst Qtr.:	Q1 ‘94 • (0.23)%

*	The Fund’s year-to-date performance through June 30, 2004, was 0.19%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 12/18/92)[1]	2.29%	5.38%	5.88%
Administrator Class Returns After Taxes on Distributions	1.17%	3.28%	3.59%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	1.48%	3.27%	3.57%
LB 1-3 Year Gov’t. Bond Index[2] (reflects no deduction for expenses or taxes)	2.01%	5.51%	5.73%
[1]	Performance shown for the Administrator Class shares reflects the performance of the predecessor fund’s Class R shares.
[2]	Lehman Brothers 1-3 Year Government Bond Index.

Income Funds Prospectus	13

Performance History

Stable Income Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q1 ‘01 • 2.38%	Worst Qtr.:	Q1 ‘02 • 0.12%

*	The Fund’s year-to-date performance through June 30, 2004, was 0.27%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 11/11/94)	1.68%	4.25%	5.20%
Administrator Class Returns After Taxes on Distributions	0.95%	2.59%	3.30%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	1.09%	2.58%	3.25%
LB Short Treasury 9-12 Months Index[1] (reflects no deduction for expenses or taxes)	1.43%	4.40%	5.25%
[1]	Lehman Brothers Short Treasury 9–12 Months Index.

14	Income Funds Prospectus

Total Return Bond Fund

Administrator Class Calendar Year Returns*1

Best Qtr.:	Q3 ‘02 • 4.91%	Worst Qtr.:	Q2 ‘99 • (0.86)%

*	The Fund’s year-to-date performance through June 30, 2004, was 0.22%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 6/30/97)[1]	4.64%	6.91%	7.62%
Administrator Class Returns After Taxes on Distributions	2.91%	4.32%	4.83%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.00%	4.28%	4.77%
LB Aggregate Bond Index[2] (reflects no deduction for expenses or taxes)	4.10%	6.62%	7.52%
[1]	Performance shown for the Administrator Class shares reflects the performance of the predecessor fund’s Class R shares.
[2]	Lehman Brothers Aggregate Bond Index.

Income Funds Prospectus	15

Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Diversified Bond Fund	Government Securities Fund	Inflation- Protected Bond Fund	Intermediate Government Income Fund
Management Fees[1]	0.69%	0.40%	0.45%	0.44%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.26%	0.45%	0.77%	0.45%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.95%	0.85%	1.22%	0.89%
Fee Waivers	0.25%	0.15%	0.62%	0.19%

NET EXPENSES[3]	0.70%	0.70%	0.60%	0.70%
	Short Duration Government Bond Fund	Stable Income Fund	Total Return Bond Fund	Ultra Short-Term Income Fund
Management Fees[1]	0.45%	0.43%	0.43%	0.40%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.46%	0.37%	0.46%	0.45%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.91%	0.80%	0.89%	0.85%
Fee Waivers	0.31%	0.15%	0.19%	0.25%

NET EXPENSES[3]	0.60%	0.65%	0.70%	0.60%
[1]	The Funds’ investment adviser has implemented breakpoint schedules for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for all Funds (except the Diversified Bond Fund) is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher. For the Diversified Bond Fund, management fees are based on a blended fee rate of the advisory fees charged by the master portfolio(s) in which the Fund invests.
[2]	Other expenses for the Government Securities and Ultra Short-Term Income Funds are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	For the Government Securities, Total Return Bond and Ultra Short-Term Income Funds, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. For all other Funds in this prospectus, the adviser has committed through September 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

16	Income Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Diversified Bond Fund	Government Securities Fund	Inflation- Protected Bond Fund	Intermediate Government Income Fund
1 YEAR	$72	$72	$61	$72
3 YEARS	$278	$256	$326	$233
5 YEARS	$501	$457	$611	$474
10 YEARS	$1,144	$1,035	$1,422	$1,079
	Short Duration Government Bond Fund	Stable Income Fund	Total Return Bond Fund	Ultra Short-Term Income Fund
1 YEAR	$61	$66	$72	$61
3 YEARS	$259	$240	$245	$246
5 YEARS	$474	$429	$454	$447
10 YEARS	$1,091	$976	$1,058	$1,026

Income Funds Prospectus	17

Key Information

In this Prospectus,” we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers.” You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

The Stable Income fund is a gateway fund in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

18	Income Funds Prospectus

Diversified Bond Fund

Investment Objective

The Diversified Bond Fund seeks total return by diversifying its investments among different fixed income investment styles.

Investment Strategies

The Fund is a gateway fund that uses a “multi-style” fixed income investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. ”Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio. The Fund’s portfolio combines the different fixed income investment styles of 3 portfolios—Managed Fixed Income style, Strategic Value Bond style and Tactical Maturity Bond style.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities, which include U.S. Government obligations, mortgage- or other asset-backed securities and dollar-denominated debt securities of U.S. branches of foreign banks.

The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We will effect transactions daily to reestablish the current allocations. We may make changes in the current allocations at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

To manage the Fund’s exposure to different types of investments, we may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Other Asset-Backed Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 39. These considerations are all important to your investment choice.

Income Funds Prospectus	19

Diversified Bond Fund

Portfolio Allocation

As of May 31, 2004, the master portfolio allocations for the Fund were as follows:

Investment Style/Portfolios	Allocation
Managed Fixed Income Portfolio	50.0%
Strategic Value Bond Portfolio	16.7%
Tactical Maturity Bond Portfolio	33.3%
TOTAL FUND ASSETS	100.0%

Portfolio Management

Please see the “Description of Master Portfolios” section on page 56 for the objective and principal strategies of each master portfolio, and the “Portfolio Managers” section on page 58 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Managed Fixed Income	Galliard	Richard Merriam, CFA; and Ajay Mirza, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA; and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA; and Jay H. Strohmaier

20	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000
Net asset value, beginning of period	$26.57	$25.63	$25.68	$25.22	$26.11
Income from investment operations:
Net investment income (loss)	0.96	1.06	1.21	1.43	1.43
Net realized and unrealized gain (loss) on investments	(0.93)	0.97	0.16	1.44	(0.63)
Total from investment operations	0.03	2.03	1.37	2.87	0.80
Less distributions:
Distributions from net investment income	(0.98)	(1.05)	(1.20)	(2.41)	(1.16)
Distributions from net realized gain	(0.04)	(0.04)	(0.22)	0.00	(0.53)
Total distributions	(1.02)	(1.09)	(1.42)	(2.41)	(1.69)
Net asset value, end of period	$25.58	$26.57	$25.63	$25.68	$25.22
Total return[1]	0.09%	8.11%	5.44%	11.74%	3.22%
Ratios/supplemental data:
Net assets, end of period (000s)	$191,875	$372,822	$336,184	$269,121	$190,283
Ratios to average net assets:
Ratio of expenses to average net assets[2]	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	3.65%	4.08%	4.74%	5.75%	5.80%
Portfolio turnover[3]	115%	67%	93%	113%	68%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	0.86%	0.89%	0.87%	0.83%	0.92%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the master portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in the underlying master portfolios.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Income Funds Prospectus	21

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Government Securities Fund

Portfolio Managers:    W. Frank Koster; Jay N. Mueller, CFA

Investment Objective

The Government Securities Fund seeks current income.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of investment-grade U.S. Government obligations. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our policy to invest in U.S. Government obligations, we may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers without regard to the foreign investment limitation.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 39. These considerations are all important to your investment choice.

Income Funds Prospectus	23

Inflation-Protected Bond Fund

Portfolio Manager:    Robert N. Daviduk, CFA

Investment Objective

The Inflation-Protected Bond Fund seeks total return while providing protection against inflation.

Investment Strategies

We seek total return by actively managing a diversified portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. Although we can invest in securities of any maturity, we expect to maintain a dollar-weighted average maturity between 5 and 20 years. We generally will purchase securities that we believe have strong relative value based on an analysis of a security’s characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury; and

•	up to 20% of the Fund’s assets in adjustable or variable rate debt securities, including mortgage-and other asset-backed securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Mortgage and Other Asset-Backed Securities” risks described under “Common Risks for the Funds” on page 6. The Fund invests in inflation-protected debt securities that are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 39. These considerations are all important to your investment choice.

24	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES— COMMENCED ON FEBRUARY 28, 2003

For the period ended:	May 31, 2004	May 31, 2003
Net asset value, beginning of period	$10.13	$10.00
Income from investment operations:
Net investment income (loss)	0.30	0.16
Net realized and unrealized gain (loss) on investments	(0.12)	0.13
Total from investment operations	0.18	0.29
Less distributions:
Distributions from net investment income	(0.25)	(0.16)
Distributions from net realized gain	(0.03)	0.00
Total distributions	(0.28)	(0.16)
Net asset value, end of period	$10.03	$10.13
Total return[1]	1.91%	2.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$26,780	$7,188
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	3.40%	7.70%
Portfolio turnover	155%	115%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.12%	1.85%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Income Funds Prospectus	25

Intermediate Government Income Fund

Portfolio Manager:     Robert N. Daviduk, CFA

Investment Objective

The Intermediate Government Income Fund seeks current income, consistent with safety of principal.

Investment Strategies

We invest in a diversified portfolio consisting of fixed and variable rate U.S. Government obligations. Under normal circumstances, we expect the Fund’s average duration will range from 3 to 5 years. As a result, the dollar-weighted average maturity of the Fund generally ranges from 4 to 10 years. We emphasize the use of intermediate maturity securities to manage interest rate risk and use mortgage-backed securities to enhance yield.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

•	up to 65% of total assets in mortgage-backed securities, including collateralized mortgage obligations and (subject to the 20% non-government investment limit) commercial mortgage-backed securities;

•	up to 20% of the Fund’s assets in other asset-backed securities; and

•	up to 10% of total assets in stripped treasury securities, including zero coupon securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 39 . These considerations are all important to your investment choice.

26	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES— COMMENCED ON NOVEMBER 11, 1994

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000
Net asset value, beginning of period	$11.69	$11.19	$11.02	$10.56	$11.05
Income from investment operations:
Net investment income (loss)	0.33	0.44	0.54	0.69	0.70
Net realized and unrealized gain (loss) on investments	(0.53)	0.68	0.28	0.47	(0.50)
Total from investment operations	(0.20)	1.12	0.82	1.16	0.20
Less distributions:
Distributions from net investment income	(0.55)	(0.62)	(0.65)	(0.70)	(0.69)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.55)	(0.62)	(0.65)	(0.70)	(0.69)
Net asset value, end of period	$10.94	$11.69	$11.19	$11.02	$10.56
Total return[1]	(1.77)%	10.20%	7.63%	11.25%	1.94%
Ratios/supplemental data:
Net assets, end of period (000s)	$397,390	$472,024	$442,037	$413,846	$385,299
Ratios to average net assets:
Ratio of expenses to average net assets	0.70%	0.69%	0.68%	0.68%	0.68%
Ratio of net investment income (loss) to average net assets	3.23%	3.74%	4.85%	6.34%	6.43%
Portfolio turnover	178%	139%	102%	57%	139%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.80%	0.77%	0.71%	0.74%	0.75%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Income Funds Prospectus	27

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Short Duration Government Bond Fund

Portfolio Managers:    Marie Chandoha, William Stevens and Thomas O’Connor, CFA

Investment Objective

The Short Duration Government Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income by actively managing a portfolio consisting mostly of short-term U.S. Government obligations. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury Note. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations;

•	up to 20% of the Fund’s assets in asset-backed securities, other than mortgage-backed securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may use dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. In addition, our active trading investment strategy may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Reverse repurchase agreements involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 39. These considerations are all important to your investment choice.

Income Funds Prospectus	29

Short Duration Government Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods beginning with June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES— COMMENCED ON DECEMBER 18, 1992

For the period ended:	May 31, 2004[1]	June 30, 2003
Net asset value, beginning of period	$10.30	$10.26
Income from investment operations:
Net investment income (loss)	0.20	0.43
Net realized and unrealized gain (loss) on investments	(0.13)	0.12
Total from investment operations	0.07	0.55
Less distributions:
Distributions from net investment income	(0.20)	(0.43)
Distributions from net realized gain	(0.03)	(0.08)
Total distributions	(0.23)	(0.51)
Net asset value, end of period	$10.14	$10.30
Total return[3]	(0.67)%	5.08%
Ratios/supplemental data:
Net assets, end of period (000s)	$431,942	$517,187
Ratios to average net assets:
Ratios of expenses to average net assets	0.60%	0.76%[5]
Ratio of net investment income (loss) to average net assets	2.13%	3.75%
Portfolio turnover	615%	331%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4]	0.81%	1.16%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
[2]	Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
[3]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Includes interest expense.

30	Income Funds Prospectus

Financial Highlights

June 30, 2002	June 30, 2001	June 30, 2000[2]	June 30, 1999
$10.20	$9.90	$10.04	$10.14

0.46	0.58	0.58	0.53

0.22	0.30	(0.14)	(0.05)
0.68	0.88	0.44	0.48

(0.49)	(0.58)	(0.58)	(0.53)
(0.13)	0.00	0.00	(0.05)
(0.62)	(0.58)	(0.58)	(0.58)
$10.26	$10.20	$9.90	$10.04
6.80%	9.09%	4.55%	4.82%

$449,648	$267,444	$171,879	$154,365

0.87%	1.68%	1.11%	1.35%
4.38%	5.70%	5.84%	5.21%
400%	245%	188%	199%

1.53%	2.46%	1.61%	1.85%

Income Funds Prospectus	31

Stable Income Fund

Portfolio Managers:     Richard Merriam, CFA and Ajay Mirza, CFA

Investment Objective

The Stable Income Fund seeks stability of principal while providing lower volatility total return.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

We invest in a diversified portfolio of fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others. We invest in short-term investment-grade securities. Under normal circumstances, the expected average duration of the portfolio will range from 0.7 to 1.2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 65% of total assets in mortgage-backed securities;

•	up to 35% of total assets in asset-backed securities, other than mortgage-backed securities;

•	up to 25% of total assets in mortgage-backed securities that are not U.S. Government obligations;

•	up to 50% of total assets in U.S. Government obligations; and

•	up to 10% of total assets in fixed or variable rate dollar-denominated debt securities of foreign issuers.

We may not invest more than 30% of the Fund’s total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of the Fund’s total assets in the securities of any other issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

We only purchase investment-grade securities. We invest in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 8 years and seek to maintain a dollar-weighted average maturity between 1 and 5 years.

We may use options, swap agreements, interest rate caps, floors, collars and futures contracts to manage risk. We also may use options to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Mortgage and Other Asset-Backed Securities” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section on page 39. These considerations are all important to your investment choice.

32	Income Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	May 31, 2004	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000
Net asset value, beginning of period	$10.44	$10.39	$10.36	$10.15	$10.27
Income from investment operations:
Net investment income (loss)	0.18	0.26	0.37	0.60	0.55
Net realized and unrealized gain (loss) on investments	(0.10)	0.06	0.03	0.21	(0.12)
Total income from investment operations	0.08	0.32	0.40	0.81	0.43
Less distributions:
Distributions from net investment income	(0.18)	(0.27)	(0.37)	(0.60)	(0.55)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Return of capital	(0.01)	0.00	0.00	0.00	0.00
Total distributions	(0.19)	(0.27)	(0.37)	(0.60)	(0.55)
Net asset value, end of period	$10.33	$10.44	$10.39	$10.36	$10.15
Total return[1]	0.71%	3.13%	3.87%	8.25%	4.32%
Ratios/supplemental data:
Net assets, end of period (000s)	$570,234	$491,771	$304,256	$200,917	$191,358
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.63%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	1.74%	2.51%	3.50%	5.78%	5.44%
Portfolio turnover[3]	92%	45%	81%	37%	40%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	0.66%	0.77%	0.80%	0.78%	0.77%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	Includes expenses allocated from the master portfolio in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investments in a master portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Income Funds Prospectus	33

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Total Return Bond Fund

Portfolio Managers:    William Stevens, Marie Chandoha and Thomas O’Connor, CFA

Investment Objective

The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

Investment Strategies

We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in bonds;

•	at least 80% of total assets in investment-grade debt securities;

•	up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may use dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 39. These considerations are all important to your investment choice.

Income Funds Prospectus	35

Total Return Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods beginning with June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES— COMMENCED ON JUNE 30, 1997

For the period ended:	May 31, 2004[1]	June 30, 2003	June 30, 2002	June 30, 2001
Net asset value, beginning of period	$12.57	$11.97	$11.85	$11.33
Income from investment operations:
Net investment income (loss)	0.36	0.64	0.43	0.70
Net realized and unrealized gain (loss) on investments	(0.34)	0.68	0.36	0.52
Total from investment operations	0.02	1.32	0.79	1.22
Less distributions:
Distributions from net investment income	(0.36)	(0.64)	(0.45)	(0.70)
Distributions from net realized gain	(0.12)	(0.08)	(0.22)	0.00
Total distributions	(0.48)	(0.72)	(0.67)	(0.70)
Net asset value, end of period	$12.11	$12.57	$11.97	$11.85
Total return[2]	0.20%	11.01%	8.81%	11.06%
Ratios/supplemental data:
Net assets, end of period (000s)	$202,187	$91,244	$38,841	$31,788
Ratios to average net assets:
Ratios of expenses to average net assets	0.70%	0.60%[4]	0.71%	0.95%
Ratio of net investment income (loss) to average net assets	3.25%	4.56%	5.38%	6.02%
Portfolio turnover	918%	544%	193%	449%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	0.99%	1.19%	1.42%	1.59%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
[2]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Includes interest expense.

36	Income Funds Prospectus

Financial Highlights

June 30, 2000	June 30, 1999
$11.66	$12.44

0.77	0.73

(0.20)	(0.35)
0.57	0.38

(0.75)	(0.74)
(0.15)	(0.42)
(0.90)	(1.16)
$11.33	$11.66
4.96%	3.20%

$28,112	$38,476

0.80%	1.16%

6.78%	5.88%
176%	158%

1.13%	1.25%

Income Funds Prospectus	37

Ultra Short-Term Income Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation while seeking to maintain a low degree of share-price fluctuation by investing in a diversified portfolio consisting of short-term debt securities of domestic and foreign issuers. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less. Our portfolio holdings may include U.S. Government obligations, corporate debt securities and mortgage- and other asset-backed debt securities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB-” by S&P or “Ba-” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We may invest in debt securities that are low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and maybe more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 39. These considerations are all important to your investment choice.

38	Income Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Government Securities Fund employs an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a fund may not achieve its objective.

•	Certain Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

•

The market value of lower-rated debt securities and unrated securities of comparable quality that the Diversified Bond Fund and Ultra Short-Term Income Fund may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay

Income Funds Prospectus	39

Additional Strategies and General Investment Risks

principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•	Certain Funds may purchase bonds at a price less than a bond’s principal amount. In such case, the Fund generally will be required to include a portion of such discount in its income and make distributions to shareholders representing such discount, taxable to them as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

40	Income Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		DIVERSIFIED BOND	GOVERNMENT SECURITIES	INFLATION-PROTECTED BOND	INTERMEDIATE GOVERNMENT INCOME	SHORT DURATION GOVERNMENT BOND	STABLE INCOME	TOTAL RETURN BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●	●	●
Foreign Obligations Debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk	●					●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk							●	●

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund. Limited to 15% of net assets.

	Liquidity Risk	●		●		●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●

Income Funds Prospectus	41

Additional Strategies and General Investment Risks

		DIVERSIFIED BOND	GOVERNMENT SECURITIES	INFLATION-PROTECTED BOND	INTERMEDIATE GOVERNMENT INCOME	SHORT DURATION GOVERNMENT BOND	STABLE INCOME	TOTAL RETURN BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk			●	●		●
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●	●	●

Options

The right or obligation to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●		●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●		●			●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●	●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●	●	●	●	●	●	●	●

42	Income Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER(S)
Varies by Fund Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Income Funds Prospectus	43

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As noted in this table, the fees shown for any gateway fund include fees allocated from the master portfolio(s) in which the Fund invests. As of December 31, 2004, Funds Management provided advisory services for over $[    ] billion in mutual fund assets.

The Diversified Bond Fund is a gateway fund that invests in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of the Fund’s average daily net assets for investment advisory services, including the determination of the asset allocation of the Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of the Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Stable Income Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the gateway fund described above, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the gateway fund invests substantially all of its assets in one or more master portfolios. If the gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

The gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolios in which a gateway fund invests. Under these arrangements, if the gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway fund’s assets formerly invested in the master portfolio.

44	Income Funds Prospectus

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Government Securities Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Total Return Bond Fund and Ultra Short-Term Income Fund. Under this structure, a Fund and Funds Management would engage one or more sub-adviser(s) to make day to day investment decisions for the Funds’ assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Funds: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, each Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Funds’ sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105 is the sub-adviser for the Inflation-Protected Bond, Intermediate Government Income, Short Duration Government Bond, Government Securities, Total Return Bond and Ultra Short-Term Income Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[        ] billion.

Peregrine Capital Management, Inc. (“Peregrine”) and Galliard Capital Management, Inc. (“Galliard”) each sub-advise various master portfolios of the Diversified Bond Fund. Galliard also sub-advises the master portfolio in which the Stable Income Fund invests. In their capacities as sub-advisers, Peregrine and Galliard are responsible for the day-to-day investment management activities of the respective master portfolios.

Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Wells Fargo & Company. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments. As of December 31, 2004, Peregrine managed assets in excess of $[    ] billion.

Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is also an investment adviser subsidiary of Wells Fargo Bank, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 2004, Galliard managed assets in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds. Galliard and Peregrine are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios in which the Diversified Bond and Stable Income Funds invest.

Income Funds Prospectus	45

Organization and Management of the Funds

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

46	Income Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Income Funds Prospectus	47

Your Account

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least [$10] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee;

•	Registered investment adviser account programs that charge an asset based fee;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios);

•	Trust Department of Wells Fargo Bank purchasing shares on behalf of their clients in a fiduciary capacity; and

•	Institutions who invest a minimum initial amount of $1 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may

48	Income Funds Prospectus

How to Buy Shares

include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Income Funds Prospectus	49

Your Account How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

50	Income Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

Income Funds Prospectus	51

Your Account	Exchanges

excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

52	Income Funds Prospectus

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income at least monthly, and any realized net capital gains at least annually. Contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions from the Funds when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Income Funds Prospectus	53

Other Information

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

54	Income Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Managed Fixed Income Portfolio	The Portfolio seeks consistent fixed income returns by investing primarily in investment grade intermediate-term securities.

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

Strategic Value Bond Portfolio	The Portfolio seeks total return by investing primarily in income-producing securities.

Tactical Maturity Bond Portfolio

The Portfolio seeks positive total return each calendar year regardless of general bond market performance by investing in a portfolio of high quality U.S. Government securities and corporate fixed income securities.

56	Income Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests in a diversified portfolio of fixed and variable rate dollar-denominated, fixed income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

The Portfolio invests in short-term investment-grade securities, which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds and foreign bonds.

The Portfolio’s assets are divided into two components, “short” bonds with maturities (or average life) of two years or less, and “long” bonds with maturities of 20 years or more.

Income Funds Prospectus	57

Portfolio Managers

The Portfolio Managers identified below in connection with the Diversified Bond Fund and Stable Income Fund manage Portfolios that the Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description and/or below.

Marie Chandoha

Short Duration Government Bond Fund and its predecessor since 1999

Total Return Bond Fund and its predecessor since 1999

Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

Robert N. Daviduk, CFA

Inflation-Protected Bond Fund since 2003

Intermediate Government Income Fund since 2002

Mr. Daviduk joined Wells Capital Management in 2002 as Managing Director of Intermediate Fixed Income investing. Prior to joining Wells Capital Management, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Bank of America Capital Management since 1997. Mr. Daviduk earned his B.S. degree in Business Administration/Accounting from Bucknell University, and his M.B.A. degree in Finance/International Business from New York University.

William D. Giese, CFA

Diversified Bond Fund and its predecessor since 1994

Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has more than 25 years of experience in fixed income securities management. Mr. Giese earned his B.S. degree in Civil Engineering from the Illinois Institute of Technology and an M.B.A. degree from the University of Michigan.

W. Frank Koster

Government Securities Fund and its predecessor since 2005

Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management (“SCM”) since March 1999, first as a Senior Vice President of Strong’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his bachelor’s degree in economics from the College of Wooster in 1979.

Richard Merriam, CFA

Diversified Bond Fund and its predecessor since 1995

Stable Income Fund since 2004

Mr. Merriam joined Galliard at the firm’s inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his B.A. degree in Economics and English from the University of Michigan and his M.B.A. degree from the University of Minnesota.

58	Income Funds Prospectus

Ajay Mirza, CFA

Diversified Bond Fund and its predecessor since 1998

Stable Income Fund since 2004

Mr. Mirza joined Galliard at the firm’s inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his B.E. degree in Instrumentation from the Birla Institute of Technology (India), his M.A. degree in Economics from Tulane University, and his M.B.A. degree from the University of Minnesota.

Jay N. Mueller, CFA

Government Securities Fund and its predecessor since 2004

Ultra Short-Term Income Fund and its predecessor since 2004

Mr. Mueller joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Derivative Markets Management/Harris BankCorp as an investment analyst. Mr. Mueller earned a B.A. degree in economics from the University Chicago.

Thomas O’Connor, CFA

Short Duration Government Bond Fund since 2003

Total Return Bond Fund since 2003

Thomas O’Connor joined Wells Capital Management in 2003 as a portfolio manager and is responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor is a member of the Association for Investment Management and Research. He earned his B.S. degree in Finance from the University of Vermont.

Thomas M. Price, CFA

Ultra Short-Term Income Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price was the Team Leader of SCM’s Fixed Income Team, managing several fixed-income funds, and also managing separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in finance from the University of Michigan and his M.B.A. degree in finance from the Kellogg Graduate School of Management, Northwestern University.

Income Funds Prospectus	59

Portfolio Managers

William Stevens

Short Duration Government Bond Fund and its predecessor since 1992

Total Return Bond Fund and its predecessor since 1997

Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells Capital Management, Mr. Stevens directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery’s president and chief investment officer. Prior to Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

Jay H. Strohmaier

Diversified Bond Fund since 2002

Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his B.S. degree in Agricultural Economics from Washington State University and his M.S. degree in Applied Economics from the University of Minnesota.

60	Income Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Adjustable or Variable Rate Debt Securities

A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated

Dollar-Denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate

Income Funds Prospectus	61

Glossary

interest payable on foreign currency borrowings, or with any other interest rate or expressed in a currency other than U.S. dollars.

Dollar Rolls

Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Effective Duration

A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Inflation-Protected Debt Securities

Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers (CPI-U) as a measure of inflation for its inflation-protected debt securities. The U.S. Treasury guarantees the timely payment of principal and interest payments on inflation-protected securities issued by the U.S. Treasury. Other inflation-protected securities may not carry a similar guarantee by their issuer.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong

62	Income Funds Prospectus

ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Real Interest Rate

Refers to the current market interest rate adjusted to reflect the market’s expectations on inflation.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Reverse Repurchase Agreements

A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Stability of Principal

The degree to which share prices for a fund remain steady.

Income Funds Prospectus	63

Glossary

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Stripped Treasury Securities

Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Zero Coupon Securities

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

64	Income Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargofunds.com.

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P006 (04/05) ICA Reg. No. 811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Income Funds

Prospectus

Wells Fargo Advantage Corporate Bond Fund

Wells Fargo Advantage Government Securities Fund

Wells Fargo Advantage High Income Fund

Wells Fargo Advantage Short Duration Government Bond FundSM

Wells Fargo Advantage Short-Term Bond Fund Wells Fargo Advantage Total Return Bond FundSM Wells Fargo Advantage Ultra Short-Term Income Fund

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Income Funds

Income Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Corporate Bond Fund	Seeks current income while maintaining prospects for capital appreciation.

Government Securities Fund	Seeks current income.

High Income Fund	Seeks total return with a high level of current income.

Short Duration Government Bond Fund (formerly named the Montgomery Short Duration Government Bond Fund)	Seeks current income consistent with capital preservation.

Short-Term Bond Fund	Seeks current income consistent with capital preservation.

Total Return Bond Fund (formerly named the Montgomery Total Return Bond Fund)	Seeks total return consisting of income and capital appreciation.

Ultra Short-Term Income Fund	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in debt securities of corporations, and up to 25% of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issues. The Fund’s average effective maturity will normally be between seven and twelve years.

We invest principally in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund invests principally in investment-grade (e.g., rated BBB and higher by S&P) U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.

We invest principally in corporate debt securities that are below investment-grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 30% of the Fund’s assets in dollar-denominated debt securities of foreign issuers and up to 10% of the Fund’s assets in debt securities that are in default at the time of purchase. The Fund’s average effective maturity will normally be between three and ten years.

We invest principally in U.S. Government obligations. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note.

We invest principally in debt securities. We invest up to 25% of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

We invest in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest principally in income-producing debt securities, and up to 25% of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 15;

•	the “Additional Strategies and General Investment Risks” section beginning on page 26; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

High Yield Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Other Asset-Backed Securities

Certain Funds invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

6	Income Funds Prospectus

COMMON RISKS FOR THE FUNDS
Stripped Securities Certain Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities.

U.S. Government Obligations

Certain Funds invest in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

Income Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Corporate Bond Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Government Securities Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

High Income Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Short Duration Government Bond Fund	The Fund is primarily subject to the “Debt Securities” “Mortgage and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Short-Term Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Other Asset-Backed Securities,” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Total Return Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities,” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Ultra Short-Term Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

8	Income Funds Prospectus

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Corporate Bond, Government Securities, High Income, Short-Term Bond and Ultra Short-Term Income Funds have been in operation for less than one calendar year, therefore, no performance history is shown for these Funds.

The Wells Fargo Advantage Short Duration Government Bond Fund and the Wells Fargo Advantage Total Return Bond Fund were organized as the successor funds to the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, respectively. The predecessor Montgomery funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for each successor Fund reflects the historical information of its predecessor.

Income Funds Prospectus	9

Performance History

Short Duration Government Bond Fund

Institutional Class Calendar Year Returns*1

Best Qtr.:	Q3 ‘01 • 3.50%	Worst Qtr.:	Q1 ‘94 • (0.23)%

*	Performance shown reflects the performance of the Administrator Class shares. The Fund’s year-to-date performance through June 30, 2004, was 0.19%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 04/11/05)[1]	2.29%	5.38%	5.88%
Institutional Class Returns After Taxes on Distributions	1.17%	3.28%	3.59%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	1.48%	3.27%	3.57%
LB 1-3 Year Gov’t. Bond Index[2] (reflects no deduction for expenses or taxes)	2.01%	5.51%	5.73%
[1]	Performance shown for the Institutional Class shares reflects the performance of the Fund’s Administrator Class shares, and includes expenses that are not applicable to the Institutional Class shares. The Administrator Class shares’ returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.
[2]	Lehman Brothers 1-3 Year Government Bond Index.

10	Income Funds Prospectus

Total Return Bond Fund

Institutional Class Calendar Year Returns*1

Best Qtr.:	Q3 ‘02 • 4.91%	Worst Qtr.:	Q2 ‘99 • (0.86)%

*	The Fund’s year-to-date performance through June 30, 2004, was 0.22%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 6/30/97)[1]	4.64%	6.99%	7.69%
Institutional Class Returns After Taxes on Distributions	2.91%	4.37%	4.87%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	3.00%	4.33%	4.80%
LB Aggregate Bond Index[2] (reflects no deduction for expenses or taxes)	4.10%	6.62%	5.57%
[1]	Performance shown for the Institutional Class shares reflects the performance of the predecessor fund’s Class R shares.
[2]	Lehman Brothers Aggregate Bond Index.

Income Funds Prospectus	11

Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
	All Funds (except High Income Fund)	High Income Fund

Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None	None
Redemption Fee[1]	None	2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short Duration Government Bond Fund
Management Fees[2]	0.44%	0.39%	0.55%	0.44%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.20%	0.18%	0.20%	0.18%

Total Annual Fund Operating Expenses	0.64%	0.57%	0.75%	0.62%
Fee Waivers	0.03%	0.09%	0.32%	0.20%

Net Expenses[4]	0.61%	0.48%	0.43%[3]	0.42%
	Short-Term Bond Fund	Total Return Bond Fund	Ultra Short-Term Income Fund
Management Fees[2]	0.43%	0.43%	0.39%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.20%	0.19%	0.18%

Total Annual Fund Operating Expenses	0.63%	0.62%	0.57%
Fee Waivers	0.15%	0.20%	0.22%

Net Expenses[4]	0.48%	0.42%	0.35%
[1]	Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see “Redemption Fee” on page 34 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the High Income Fund is as follows: 0.55% for assets from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. The breakpoint schedule for the Corporate Bond, Government Securities, Short Duration Government Bond, Short-Term Bond, Total Return Bond and Ultra Short-Term Income Funds is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.
[3]	Other expenses for the Corporate Bond, Government Securities, High Income, Short-Term Bond and Ultra Short-Term Income Funds are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

12	Income Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short Duration Government Bond Fund
1 YEAR	$62	$49	$44	$43
3 YEARS	$199	$164	$174	$178
5 YEARS	$351	$300	$352	$326
10 YEARS	$793	$696	$869	$755

	Short-Term Bond Fund	Total Return Bond Fund	Ultra Short-Term Income Fund
1 YEAR	$49	$43	$36
3 YEARS	$171	$157	$137
5 YEARS	$321	$304	$273
10 YEARS	$757	$733	$670

Income Funds Prospectus	13

Key Information

In this Prospectus,” we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers.” You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14	Income Funds Prospectus

Corporate Bond Fund

Portfolio Managers:    David J. Newton II, CFA, CPA; Janet S. Rilling, CFA, CPA

Investment Objective

The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of corporate debt securities. Under normal circumstances, we expect the Fund’s average effective maturity will normally be between seven and twelve years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities of corporations;

•	up to 25% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

Income Funds Prospectus	15

Government Securities Fund

Portfolio Managers:    W. Frank Koster; Jay N. Mueller, CFA

Investment Objective

The Government Securities Fund seeks current income.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of investment-grade U.S. Government obligations. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our policy to invest in U.S. Government obligations, we may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers without regard to the foreign investment limitation.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

16	Income Funds Prospectus

High Income Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The High Income Fund seeks total return with a high level of current income.

Investment Strategies

We seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with the investment. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and ten years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in corporate debt securities that are below investment-grade;

•	up to 30% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 20% of total assets in common stocks and convertible securities;

•	up to 10% of total assets in debt securities that are in default at the time of purchase; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB+ through B- by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

Income Funds Prospectus	17

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Short Duration Government Bond Fund

Portfolio Managers:    Marie Chandoha, William Stevens and Thomas O’Connor, CFA

Investment Objective

The Short Duration Government Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income by actively managing a portfolio consisting mostly of short-term U.S. Government obligations. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury Note. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations;

•	up to 20% of the Fund’s assets in asset-backed securities, other than mortgage-backed securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may use dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage and Other Asset-Backed Securities”, “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. In addition, our active trading investment strategy may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

Income Funds Prospectus	19

Short Duration Government Bond Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods beginning with June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON DECEMBER 18, 1992

For the period ended:	May 31, 2004[1]	June 30, 2003
Net asset value, beginning of period	$10.30	$10.26
Income from investment operations:
Net investment income (loss)	0.20	0.43
Net realized and unrealized gain (loss) on investments	(0.13)	0.12
Total from investment operations	0.07	0.55
Less distributions:
Distributions from net investment income	(0.20)	(0.43)
Distributions from net realized gain	(0.03)	(0.08)
Total distributions	(0.23)	(0.51)
Net asset value, end of period	$10.14	$10.30
Total return[3]	(0.67)%	5.08%
Ratios/supplemental data:
Net assets, end of period (000s)	$431,942	$517,187
Ratios to average net assets:
Ratios of expenses to average net assets	0.60%	0.76%[5]
Ratio of net investment income (loss) to average net assets	2.13%	3.75%
Portfolio turnover	615%	331%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4]	0.81%	1.16%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
[2]	Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
[3]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[4]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Includes interest expense.

20	Income Funds Prospectus

Financial Highlights

June 30, 2002	June 30, 2001	June 30, 2000[2]	June 30, 1999
$10.20	$9.90	$10.04	$10.14

0.46	0.58	0.58	0.53

0.22	0.30	(0.14)	(0.05)
0.68	0.88	0.44	0.48

(0.49)	(0.58)	(0.58)	(0.53)
(0.13)	0.00	0.00	(0.05)
(0.62)	(0.58)	(0.58)	(0.58)
$10.26	$10.20	$9.90	$10.04
6.80%	9.09%	4.55%	4.82%

$449,648	$267,444	$171,879	$154,365

0.87%	1.68%	1.11%	1.35%
4.38%	5.70%	5.84%	5.21%
400%	245%	188%	199%

1.53%	2.46%	1.61%	1.85%

Income Funds Prospectus	21

Short-Term Bond Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Short-Term Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation while seeking to maintain a low degree of share-price fluctuation by investing in a diversified portfolio consisting of short- to intermediate-term debt securities. Under normal circumstances, we expect the Fund’s average effective maturity to be three years or less. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB to C by S&P or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Other Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

22	Income Funds Prospectus

Total Return Bond Fund

Portfolio Managers:    William Stevens, Marie Chandoha and Thomas O’Connor, CFA

Investment Objective

The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

Investment Strategies

We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in bonds;

•	at least 80% of total assets in investment-grade debt securities;

•	up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our mortgage-backed securities investment strategy, we may use dollar rolls. We may also enter into reverse repurchase agreements to enhance return.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. We may invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

Income Funds Prospectus	23

Total Return Bond Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods beginning with June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON OCTOBER 31, 2001

For the period ended:	May 31, 2004[1]	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$12.58	$11.97	$12.45
Income from investment operations:
Net investment income (loss)	0.39	0.73	0.47
Net realized and unrealized gain (loss) on investments	(0.35)	0.66	(0.25)
Total from investment operations	0.04	1.39	0.22
Less distributions:
Distributions from net investment income	(0.39)	(0.70)	(0.48)
Distributions from net realized gain	(0.12)	(0.08)	(0.22)
Total distributions	(0.51)	(0.78)	(0.70)
Net asset value, end of period	$12.11	$12.58	$11.97
Total return[2]	0.38%	11.05%	1.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$50,699	$51,022	$202
Ratios to average net assets:
Ratios of expenses to average net assets	0.42%	0.42%[4]	0.47%
Ratio of net investment income (loss) to average net assets	3.49%	4.66%	5.99%
Portfolio turnover	918%	544%	193%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	0.74%	0.99%	1.71%
[1]	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.
[2]	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[3]	During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[4]	Includes interest expense.

24	Income Funds Prospectus

Ultra Short-Term Income Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation while seeking to maintain a low degree of share-price fluctuation by investing in a diversified portfolio consisting of short-term debt securities of domestic and foreign issuers. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less. Our portfolio holdings may include U.S. Government obligations, corporate debt securities and mortgage- and other asset-backed debt securities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB-” by S&P or “Ba-” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 26. These considerations are all important to your investment choice.

Income Funds Prospectus	25

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a fund may not achieve its objective.

•	Certain Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

•

The market value of lower-rated debt securities and unrated securities of comparable quality that the Corporate Bond, High Income, Short-Term Bond and Ultra Short-Term Income Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity

26	Income Funds Prospectus

to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•	Certain Funds may purchase bonds at a price less than a bond’s principal amount. In such case, the Fund generally will be required to include a portion of such discount in its income and make distributions to shareholders representing such discount, taxable to them as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Income Funds Prospectus	27

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices. and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT DURATION GOVERNMENT BOND	SHORT-TERM BOND	TOTAL RETURN BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●	●
Foreign Obligations Debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk	●		●		●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	●		●		●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund. Limited to 15% of net assets.

	Liquidity Risk	●		●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●

28	Income Funds Prospectus

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT DURATION GOVERNMENT BOND	SHORT-TERM BOND	TOTAL RETURN BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participants

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participants sell at a discount because of the borrower’s credit problems.

	Credit Risk	●	●	●	●	●	●	●
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●	●

Options

The right or obligation to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●		●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●		●		●		●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●	●	●	●	●	●	●

Income Funds Prospectus	29

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER(S)
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

30	Income Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[      ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-adviser(s) to make day to day investment decisions for the Funds’ assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Funds: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, each Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Funds’ sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105 is the sub-adviser for the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[        ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Income Funds Prospectus	31

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

32	Income Funds Prospectus

How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least [$100] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios); and

•	Institutions who invest a minimum initial amount of $5 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering

Income Funds Prospectus	33

Your Account How to Buy Shares

inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the High Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 ½ according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	to effect a non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	Wells Fargo Advantage fund of fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund will not assess a redemption fee on redemptions of shares held through such accounts.

34	Income Funds Prospectus

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Your redemptions are net of any applicable redemption fee.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Income Funds Prospectus	35

Your Account

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment.

•	The High Income Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 34 for additional information.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

36	Income Funds Prospectus

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Income Funds Prospectus	37

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income at least monthly, and any realized net capital gains at least annually. Contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions from the Funds when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to

38	Income Funds Prospectus

manage to the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution intermediary immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Income Funds Prospectus	39

Portfolio Managers

Marie Chandoha

Short Duration Government Bond Fund and its predecessor since 1999

Total Return Bond Fund and its predecessor since 1999

Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

W. Frank Koster

Government Securities Fund and its predecessor since 2005

Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management (“SCM”) since March 1999, first as a Senior Vice President of Strong’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his bachelor’s degree in economics from the College of Wooster in 1979.

Jay N. Mueller, CFA

Government Securities Fund and its predecessor since 2004

Short-Term Bond Fund and its predecessor since 2005

Ultra Short-Term Income Fund and its predecessor since 2005

Mr. Mueller joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Derivative Markets Management/Harris BankCorp as an investment analyst. Mr. Mueller earned a B.A. degree in economics from the University Chicago.

David J. Newton II, CFA, CPA

Corporate Bond Fund and its predecessor since 2005

Mr. Newton joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a high-grade, fixed-income analyst with SCM since October 2002. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern Mutual Life Insurance Company from July 1998 to October 2002. He received his M.B.A. degree from the University of Michigan and a B.A. degree in economics from Albion College.

Thomas O’Connor, CFA

Short Duration Government Bond Fund since 2003

Total Return Bond Fund since 2003

Thomas O’Connor joined Wells Capital Management in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor is a member of the Association for Investment Management and Research. He earned his B.S. degree in Finance from the University of Vermont.

40	Income Funds Prospectus

Thomas M. Price, CFA

High Income Fund and its predecessor since 1998

Short-Term Bond Fund and its predecessor since 2002

Ultra Short-Term Income Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price was the Team Leader of SCM’s Fixed Income Team, managing several fixed-income funds, and also managing separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in finance from the University of Michigan and his M.B.A. degree in finance from the Kellogg Graduate School of Management, Northwestern University.

Janet S. Rilling, CFA, CPA

Corporate Bond Fund and its predecessor since 2000

Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management she was a portfolio manager with SCM since October 2000 and a research analyst at SCM since 1995. Prior to joining SCM, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She received her B.A. degree in accounting and finance and her M.B.A. degree in finance from the University of Wisconsin.

William Stevens

Short Duration Government Bond Fund and its predecessor since 1992

Total Return Bond Fund and its predecessor since 1997

Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells Capital Management, Mr. Stevens directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery’s president and chief investment officer. Prior to Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

Income Funds Prospectus	41

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Adjustable or Variable Rate Debt Securities

A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Denominated

Dollar-Denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to

42	Income Funds Prospectus

such security do not vary or float with the value of foreign currency, the rate interest payable on foreign currency borrowings, or with any other interest rate or expressed in a currency other than U.S. dollars.

Dollar Rolls

Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Effective Duration

A measure of the percentage change in the price of a bond for small changes in interest rates, taking into account the exercise of any embedded options, such as call provisions. Duration is usually expressed in years.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors.

Income Funds Prospectus	43

Glossary

As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Reverse Repurchase Agreements

A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

44	Income Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P006 (04/05) ICA Reg. No. 811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Income Funds

Prospectus

Wells Fargo Advantage Corporate Bond Fund

Wells Fargo Advantage Government Securities Fund

Wells Fargo Advantage High Income FundSM

Wells Fargo Advantage Short-Term Bond Fund

Wells Fargo Advantage Short-Term High Yield Bond Fund

Wells Fargo Advantage Ultra-Short Term Income Fund

Advisor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Income Funds

Income Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Corporate Bond Fund	Seeks current income while maintaining prospects for capital appreciation.

Government Securities Fund	Seeks current income.

High Income Fund	Seeks total return with a high level of current income.

Short-Term Bond Fund	Seeks current income consistent with capital preservation.

Short-Term High Yield Bond Fund	Seeks total return with a high level of current income.

Ultra Short-Term Income Fund	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in debt securities of corporations, and up to 25% of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issues. The Fund’s average effective maturity will normally be between seven and twelve years.

We invest principally in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund invests principally in investment-grade (e.g., rated BBB and higher by S&P) U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.

We invest principally in corporate debt securities that are below investment grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 30% of the Fund’s assets in dollar-denominated debt securities of foreign issuers and up to 10% of the Fund’s assets in debt securities that are in default at the time of purchase. The Fund’s average effective maturity will normally be between three and ten years.

We invest principally in debt securities. We invest up to 25% of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

We invest principally in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

We invest principally in income-producing debt securities, and up to 25% of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 14;

•	the “Additional Strategies and General Investment Risks” section beginning on page 20; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

High Yield Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Other Asset-Backed Securities

Certain Funds invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Stripped Securities Certain Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities.

U.S. Government Obligations

The Funds principally invest in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

6	Income Funds Prospectus

FUND	SPECIFIC RISKS

Corporate Bond Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Government Securities Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

High Income Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Short-Term Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Other Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Short-Term High Yield Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Ultra Short-Term Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Income Funds Prospectus	7

Performance History

The Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond and Ultra Short-Term Income Funds have been in operation for less than one calendar year, therefore, no performance history is shown for the Funds.

8	Income Funds Prospectus

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Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investments)
	All Funds (except High Income Fund and Short-Term High Yield Bond Fund)	High Income Fund and Short-Term High Yield Bond Fund
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None	None
Redemption Fee[1]	None	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short-Term Bond Fund
Management Fees[2]	0.44%	0.39%	0.55%	0.43%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.65%	0.63%	0.60%	0.65%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.09%	1.02%	1.15%	1.08%
Fee Waivers	0.09%	0.07%	0.24%	0.23%

NET EXPENSES[4]	1.00%	0.95%	0.91%	0.85%
[1]	Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 28 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the High Income and Short-Term High Yield Bond Funds is as follows: 0.55% for assets from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. The breakpoint schedule for the Corporate Bond, Government Securities, Short-Term Bond and Ultra Short-Term Income Funds is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.
[3]	Other expenses are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Income Funds Prospectus

Income Funds

Short-Term High Yield Bond Fund	Ultra Short-Term Income Fund
0.55%	0.39%
0.00%	0.00%
0.61%	0.63%

1.16%	1.02%
0.06%	0.22%

1.10%	0.80%

Income Funds Prospectus	11

Income Funds Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short-Term Bond Fund
1 YEAR	$102	$97	$93	$87
3 YEARS	$328	$310	$317	$297
5 YEARS	$583	$549	$585	$550
10 YEARS	$1,312	$1,235	$1,353	$1,275
	Short-Term High Yield Bond Fund	Ultra Short-Term Income Fund
1 YEAR	$112	$82
3 YEARS	$356	$280
5 YEARS	$626	$519
10 YEARS	$1,398	$1,207

12	Income Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Income Funds Prospectus	13

Corporate Bond Fund

Portfolio Managers:    David J. Newton II, CFA, CPA; Janet S. Rilling, CFA, CPA

Investment Objective

The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of corporate debt securities. Under normal circumstances, we expect the Fund’s average effective maturity will normally be between seven and twelve years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities of corporations;

•	up to 25% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” section on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

14	Income Funds Prospectus

Government Securities Fund

Portfolio Managers:    W. Frank Koster; Jay N. Mueller, CFA

Investment Objective

The Government Securities Fund seeks current income.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of investment-grade U.S. Government obligations. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our policy to invest in U.S. Government obligations, we may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers without regard to the foreign investment limitation.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

Income Funds Prospectus	15

High Income Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The High Income Fund seeks total return with a high level of current income.

Investment Strategies

We seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with the investment. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and ten years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in corporate debt securities that are below investment-grade;

•	up to 30% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 20% of total assets in common stocks and convertible securities;

•	up to 10% of total assets in debt securities that are in default at the time of purchase; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB+ through B- by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

16	Income Funds Prospectus

Short-Term Bond Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Short-Term Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation while seeking to maintain a low degree of share-price fluctuation by investing in a diversified portfolio consisting of short- to intermediate-term debt securities. Under normal circumstances, we expect the Fund’s average effective maturity to be three years or less. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB to C by S&P or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Other Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

Income Funds Prospectus	17

Short-Term High Yield Bond Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The Short-Term High Yield Bond Fund seeks total return with a high level of current income.

Investment Strategies

We seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We expect the Fund’s average effective maturity to be three years or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in below investment-grade corporate debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB+ through B- by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the ”Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

18	Income Funds Prospectus

Ultra Short-Term Income Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation while seeking to maintain a low degree of share-price fluctuation by investing in a diversified portfolio consisting of short-term debt securities of domestic and foreign issuers. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less. Our portfolio holdings may include U.S. Government obligations, corporate debt securities and mortgage- and other asset-backed debt securities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB-” by S&P or “Ba-” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

Income Funds Prospectus	19

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds, except the Ultra Short-Term Income Fund, all employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a fund may not achieve its objective.

•	Certain Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

•

The market value of lower-rated debt securities and unrated securities of comparable quality that the Corporate Bond, High Income, Short-Term Bond, Short-Term High Yield Bond and Ultra Short-Term Income Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than

20	Income Funds Prospectus

securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•	Certain Funds may purchase bonds at a price less than a bond’s principal amount. In such case, the Fund generally will be required to include a portion of such discount in its income and make distributions to shareholders representing such discount, taxable to them as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Income Funds Prospectus	21

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT-TERM BOND	SHORT-TERM HIGH YIELD BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●
Foreign Obligations Debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk	●		●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	●		●	●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund. Limited to 15% of net assets.

	Liquidity Risk	●		●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●

22	Income Funds Prospectus

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT-TERM BOND	SHORT-TERM HIGH YIELD BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participants

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participants sell at a discount because of the borrower’s credit problems.

	Credit Risk	●	●	●	●	●	●
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●

Options

The right or obligation to buy or sell a security based on an agreed upon price at a specified time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●		●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●		●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●	●	●	●	●	●

Income Funds Prospectus	23

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER(S)
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

24	Income Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Income Funds Prospectus	25

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

26	Income Funds Prospectus

How to Buy Shares

Typically, Advisor Class shares are bought and held by the Institution through which you are investing. Investors interested in purchasing Advisor Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at a financial intermediary in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Advisor Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

Minimum Investments

Investors are required to make a minimum initial investment of $1,000 per Fund, or $250 for a retirement account, and $100 for each investment after the initial investment. Institutions may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage

Income Funds Prospectus	27

Your Account

How to Buy Shares

the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the High Income Fund and Short-Term High Yield Bond Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 ½ according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	to effect a non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	Wells Fargo Advantage fund of fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Funds will not assess a redemption fee on redemptions of shares held through such accounts.

28	Income Funds Prospectus

How to Sell Shares

Advisor Class shares must be redeemed in accordance with the account agreement governing your Customer Account through which you hold your shares. Please read the account agreement for rules governing selling shares, and contact your selling agent or Institution with any questions.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day, and the proceeds distributed the next business day.

•	Your redemptions are net of any applicable redemption fee.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Income Funds Prospectus	29

Your Account

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment.

•	The High Income Fund and the Short-Term High Yield Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 28 for additional information.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have

30	Income Funds Prospectus

Exchanges

access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Income Funds Prospectus	31

Other Information

Income and Gain Distributions

The Funds make distributions of any net investment income at least monthly, and any realized net capital gains at least annually. Contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions from the Funds when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

32	Income Funds Prospectus

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Income Funds Prospectus	33

Portfolio Managers

W. Frank Koster

Government Securities Fund and its predecessor since 2005

Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management (“SCM”) since March 1999, first as a Senior Vice President of Strong’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his bachelor’s degree in economics from the College of Wooster in 1979.

Jay N. Mueller, CFA

Government Securities Fund and its predecessor since 2004

Short-Term Bond Fund and its predecessor since 2005

Ultra Short-Term Income Fund and its predecessor since 2005

Mr. Mueller joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Derivative Markets Management/Harris BankCorp as an investment analyst. Mr. Mueller earned a B.A. degree in economics from the University Chicago.

David J. Newton II, CFA, CPA

Corporate Bond Fund and its predecessor since 2005

Mr. Newton joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a high-grade, fixed-income analyst with SCM since October 2002. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern Mutual Life Insurance Company from July 1998 to October 2002. He received his M.B.A. degree from the University of Michigan and a B.A. degree in economics from Albion College.

Thomas M. Price, CFA

High Income Fund and its predecessor since 1998

Short-Term Bond Fund and its predecessor since 2002

Short-Term High Yield Bond Fund and its predecessor since 1998

Ultra Short-Term Income Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed-income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price was the Team Leader of SCM’s Fixed Income Team, managing several fixed-income funds, and also managing separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in finance from the University of Michigan and his M.B.A. degree in finance from the Kellogg Graduate School of Management, Northwestern University.

Janet S. Rilling, CFA, CPA

Corporate Bond Fund and its predecessor since 2000

Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management she was a portfolio manager with SCM since October 2000 and a research analyst at SCM since 1995. Prior to joining SCM, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She received her B.A. degree in accounting and finance and her M.B.A. degree in finance from the University of Wisconsin.

34	Income Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Adjustable or Variable Rate Debt Securities

A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

Income Funds Prospectus	35

Glossary

Dollar-Denominated

Dollar-Denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate interest payable on foreign currency borrowings, or with any other interest rate or expressed in a currency other than U.S. dollars.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

36	Income Funds Prospectus

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Reverse Repurchase Agreements

A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent

A person who has an agreement with the funds’ distributors that allows them to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Income Funds Prospectus	37

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P006 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Income Funds

Prospectus

Wells Fargo Advantage Corporate Bond Fund

Wells Fargo Advantage Government Securities Fund

Wells Fargo Advantage High Income FundSM

Wells Fargo Advantage Short-Term Bond Fund

Wells Fargo Advantage Short-Term High Yield Bond Fund

Wells Fargo Advantage Ultra Short-Term Income FundSM

Investor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Income Funds

Income Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Corporate Bond Fund	Seeks current income while maintaining prospects for capital appreciation.

Government Securities Fund	Seeks current income.

High Income Fund	Seeks total return with a high level of current income.

Short-Term Bond Fund	Seeks current income consistent with capital preservation.

Short-Term High Yield Bond Fund	Seeks total return with a high level of current income.

Ultra Short-Term Income Fund	Seeks current income consistent with capital preservation.

4	Income Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in debt securities of corporations, and up to 25% of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issues. The Fund’s average effective maturity will normally be between seven and twelve years.

We invest principally in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund invests principally in investment-grade (e.g., rated BBB and higher by S&P) U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.

We invest principally in corporate debt securities that are below investment-grade (e.g., debt securities rated from BB to C by S&P). We may invest up to 30% of the Fund’s assets in dollar-denominated debt securities of foreign issuers and up to 10% of the Fund’s assets in debt securities that are in default at the time of purchase. The Fund’s average effective maturity will normally be between three and ten years.

We invest principally in debt securities. We invest up to 25% of the Fund’ s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

We invest principally in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

We invest principally in income-producing debt securities, and up to 25% of the Fund’s assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). We may invest up to 25% of the Fund’s assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be one year or less.

Income Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 19; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Obligations

Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

High Yield Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Other Asset-Backed Securities

Certain Funds invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Stripped Securities

Certain Funds may invest in stripped mortgage-backed securities, which have greater interest rate risk than mortgage-backed securities with like maturities.

6	Income Funds Prospectus

COMMON RISKS FOR THE FUNDS

U.S. Government Obligations

Certain Funds invest in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

FUND	SPECIFIC RISKS

Corporate Bond Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Government Securities Fund	The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

High Income Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Short-Term Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Other Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Income Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Short-Term High Yield Bond Fund	The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Ultra Short-Term Income Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

8	Income Funds Prospectus

Performance History

The Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond and Ultra Short-Term Income Funds have been in operation for less than one calendar year, therefore, no performance history is shown for these Funds.

Income Funds Prospectus	9

Income Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
	All Funds (except High Income Fund and Short-Term High Yield Bond Fund)	High Income Fund and Short-Term High Yield Bond Fund
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None	None
Redemption Fee[1]	None	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short-Term Bond Fund
Management Fees[2]	0.44%	0.39%	0.55%	0.43%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.82%	0.80%	0.77%	0.82%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.26%	1.19%	1.32%	1.25%
Fee Waivers	0.23%	0.14%	0.46%	0.35%

NET EXPENSES[4]	1.03%	1.05%	0.86%	0.90%
	Short-Term High Yield Bond Fund	Ultra Short-Term Income Fund
Management Fees[2]	0.55%	0.39%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[3]	0.78%	0.80%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.33%	1.19%
Fee Waivers	0.47%	0.35%

NET EXPENSES[4]	0.86%	0.84%

[1]	Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see “Redemption Fees” on page 29 for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the High Income and Short-Term High Yield Bond Funds is as follows: 0.55% for assets from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher. The breakpoint schedule for the Corporate Bond, Government Securities, Short-Term Bond and Ultra Short-Term Income Funds is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325% for assets from $3 billion to $4.99 billion; and 0.30% for assets $5 billion and higher.
[3]	Other expenses are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Income Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short-Term Bond Fund
1 YEAR	$105	$107	$88	$92
3 YEARS	$353	$349	$325	$325
5 YEARS	$646	$627	$633	$617
10 YEARS	$1,481	$1,418	$1,507	$1,448
	Short-Term High Yield Bond Fund	Ultra Short-Term Income Fund
1 YEAR	$88	$86
3 YEARS	$326	$307
5 YEARS	$636	$585
10 YEARS	$1,517	$1,379

Income Funds Prospectus	11

Key Information

In this Prospectus,” we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers.” You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Income Funds Prospectus

Corporate Bond Fund

Portfolio Managers:    David J. Newton II, CFA, CPA; Janet S. Rilling, CFA, CPA

Investment Objective

The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of corporate debt securities. Under normal circumstances, we expect the Fund’s average effective maturity will normally be between seven and twelve years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities of corporations;

•	up to 25% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

Income Funds Prospectus	13

Government Securities Fund

Portfolio Managers:    W. Frank Koster; Jay N. Mueller, CFA

Investment Objective

The Government Securities Fund seeks current income.

Investment Strategies

We seek current income by investing principally in a diversified portfolio consisting of investment-grade U.S. Government obligations. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and fifteen years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;

•	up to 20% of the Fund’s assets in non-government debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our policy to invest in U.S. Government obligations, we may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers without regard to the foreign investment limitation.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Mortgage- and Other Asset-Backed Securities,” “Stripped Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

14	Income Funds Prospectus

High Income Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The High Income Fund seeks total return with a high level of current income.

Investment Strategies

We seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with the investment. Under normal circumstances, we expect the Fund’s average effective maturity to be between three and ten years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in corporate debt securities that are below investment-grade;

•	up to 30% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 20% of total assets in common stocks and convertible securities;

•	up to 10% of total assets in debt securities that are in default at the time of purchase; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB+ through C by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

Income Funds Prospectus	15

Short-Term Bond Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Short-Term Bond Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation while seeking to maintain a low degree of share-price fluctuation by investing in a diversified portfolio consisting of short- to intermediate-term debt securities. Under normal circumstances, we expect the Fund’s average effective maturity to be three years or less. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB to C by S&P or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities,” “Mortgage- and Other Asset-Backed Securities” and “Stripped Securities” risks described under “Common Risks for the funds” on page 6.

Our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

16	Income Funds Prospectus

Short-Term High Yield Bond Fund

Portfolio Manager:    Thomas M. Price, CFA

Investment Objective

The Short-Term High Yield Bond Fund seeks total return with a high level of current income.

Investment Strategies

We seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We expect the Fund’s average effective maturity to be three years or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in below investment-grade corporate debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB+ through B- by S&P, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Foreign Obligations,” “High Yield Securities” and “Stripped Securities” risks described under “Common Risks for the Funds” on page 6.

Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

Income Funds Prospectus	17

Ultra Short-Term Income Fund

Portfolio Managers:    Thomas M. Price, CFA; Jay N. Mueller, CFA

Investment Objective

The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation while seeking to maintain a low degree of share-price fluctuation by investing in a diversified portfolio consisting of short-term debt securities of domestic and foreign issuers. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less. Our portfolio holdings may include U.S. Government obligations, corporate debt securities and mortgage- and other asset-backed debt securities.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in income-producing debt securities;

•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;

•	up to 25% of total assets in below investment-grade debt securities; and

•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB-” by S&P or “Ba-” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 19. These considerations are all important to your investment choice.

18	Income Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds, except the Ultra Short-Term Income Fund, all employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a fund may not achieve its objective.

•	Certain Funds may also use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. Collateralized Mortgage Obligations (“CMOs”) are securities collateralized by portfolios of mortgage pass-through securities and have many of the same risks discussed above. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

Income Funds Prospectus	19

Additional Strategies and General Investment Risks

•	The market value of lower-rated debt securities and unrated securities of comparable quality that the Corporate Bond, High Income, Short-Term Bond, Short-Term High Yield Bond and Ultra Short-Term Income Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•	Certain Funds may purchase bonds at a price less than a bond’s principal amount. In such case, the Fund generally will be required to include a portion of such discount in its income and make distributions to shareholders representing such discount, taxable to them as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

20	Income Funds Prospectus

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Income Funds Prospectus	21

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT-TERM BOND	SHORT-TERM HIGH YIELD BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●
Foreign Obligations Debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk	●		●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are subject
to greater risk of default.

	Interest Rate and Credit Risk	●		●	●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the
ordinary course of business within seven days at
approximately the value determined for it by the Fund.
Limited to 15% of net assets.

	Liquidity Risk	●		●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits
(currently one-third of total assets, including the value of the collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●

22	Income Funds Prospectus

		CORPORATE BOND	GOVERNMENT SECURITIES	HIGH INCOME	SHORT-TERM BOND	SHORT-TERM HIGH YIELD BOND	ULTRA SHORT-TERM INCOME

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participants

Debt obligations that represent a portion of a larger loan

made by a bank. Generally sold without guarantee or

recourse, some participants sell at a discount because of

the borrower’s credit problems.

	Credit risk	●	●	●	●	●	●
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●

Options

The right or obligation to buy or sell a security based on

an agreed upon price at a specified time. Types of

options used may include: options on securities,

options on a stock index and options on stock index

futures to protect liquidity and portfolio value.

	Leverage, Credit and Liquidity Risk	●	●	●	●	●	●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,

which may cause Fund shareholders to bear a pro rata

portion of the other fund’s expenses, in addition to the

expenses paid by the Fund.

	Market Risk	●		●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●		●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●

Stripped Obligations

Securities that give ownership to either future

payments of interest or a future payment of

principal, but not both. These securities tend to have

greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	●	●	●	●	●	●

Income Funds Prospectus	23

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER(S)
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

24	Income Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers, who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”) an affiliate of Funds Management, is the sub-adviser for the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Income Funds Prospectus	25

Organization and Management of the Funds

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

26	Income Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good

Income Funds Prospectus	27

Your Account

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class Shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase,

28	Income Funds Prospectus

redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Redemption Fees

For the High Income Fund and Short-Term High Yield Bond Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions.

•	in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 ½ according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	at the direction of Funds Management, for example, in order to complete a merger.

•	due to participation in the Systematic Withdrawal Plan.

•	to effect a non-discretionary portfolio rebalancing associated with certain wrap accounts.

•	Wells Fargo fund of fund transactions.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Funds will not assess a redemption fee on redemptions of shares held through such accounts.

Income Funds Prospectus	29

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds: ATTN CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA
Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)
Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028
Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Corporate Bond Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

30	Income Funds Prospectus

How to Buy Shares

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Income Funds Prospectus	31

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargoadvantagefunds.com. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com. to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 30 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 30. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

32	Income Funds Prospectus

Your Account	How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Income Funds Prospectus	33

Your Account	How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemptions are net of any applicable redemption fee.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

34	Income Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	The High Income Fund and the Short-Term High Yield Bond Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See page 29 for additional information.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be

Income Funds Prospectus	35

Exchanges

disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

36	Income Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written Medallion Guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Income Funds Prospectus	37

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions from the Funds when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. The Funds, however, generally do not expect to realize a material amount of such dividend income. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

38	Income Funds Prospectus

Check Writing

Check writing is offered on the Investor Class shares of the Short-Term Bond and Ultra Short-Term Income Funds. Checks written on your account are subject to the Funds’ Prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system

Income Funds Prospectus	39

Additional Services and Other Information

and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

40	Income Funds Prospectus

Portfolio Managers

W. Frank Koster

Government Securities Fund and its predecessor since 2004

Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management (“SCM”) since March 1999, first as a Senior Vice President of Strong’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM’s institutional fixed-income accounts. Mr. Koster received his bachelor’s degree in economics from the College of Wooster in 1979.

Jay N. Mueller, CFA

Government Securities Fund and its predecessor since 2004

Short-Term Bond Fund and its predecessor since 2004

Ultra Short-Term Income Fund and its predecessor since 2004

Mr. Mueller joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management he was a portfolio manager with SCM since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Derivative Markets Management/Harris BankCorp as an investment analyst. Mr. Mueller earned a B.A. degree in economics from the University Chicago.

David J. Newton II, CFA, CPA

Corporate Bond Fund and its predecessor since 2005

Mr. Newton joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a high-grade, fixed-income analyst with SCM since October 2002. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern Mutual Life Insurance Company from July 1998 to October 2002. He received his M.B.A. degree from the University of Michigan and a B.A. degree in economics from Albion College.

Janet S. Rilling, CFA, CPA

Corporate Bond Fund and its predecessor since 2000

Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management she was a portfolio manager of SCM since 2000 and a research analyst at SCM since 1995. Prior to joining SCM, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She received her B.A. degree in accounting and finance and her M.S. degree in finance from the University of Wisconsin.

Thomas M. Price, CFA

High Income Fund and its predecessor since 1998

Short-Term Bond Fund and its predecessor since 2002

Short-Term High Yield Bond Fund and its predecessor since 1998

Ultra Short-Term Income Fund and its predecessor since 2002

Mr. Price joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was with SCM since April 1996 as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr. Price was the Team Leader of SCM’s Fixed Income Team, managing several fixed-income funds, and also managing separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in finance from the University of Michigan and his M.B.A. degree in finance from the Kellogg Graduate School of Management, Northwestern University.

Income Funds Prospectus	41

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Adjustable or Variable Rate Debt Securities

A type of bond for which the interest rate is adjusted periodically according to a pre-determined formula, usually linked to an index.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

42	Income Funds Prospectus

Dollar-Denominated

Dollar-Denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate interest payable on foreign currency borrowings, or with any other interest rate or expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and/or principal.

Income Funds Prospectus	43

Glossary

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Reverse Repurchase Agreements

A sale by a Fund of securities it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent

A person who has an agreement with the funds’ distributors that allows them to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stripped Mortgage-Backed Securities

Mortgage-backed securities in which the interest payments and the repayment of principal are separated and sold, individually, as securities.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

44	Income Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P006 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Tax-Free and Municipal Bond Funds

Wells Fargo Advantage California Limited-Term Tax-Free Fund

Wells Fargo Advantage California Tax-Free Fund

Wells Fargo Advantage Colorado Tax-Free Fund

Wells Fargo Advantage Minnesota Tax-Free Fund

Wells Fargo Advantage Municipal Bond Fund

Wells Fargo Advantage National Limited-Term Tax-Free Fund

Wells Fargo Advantage National Tax-Free Fund

Wells Fargo Advantage Short-Term Municipal Bond Fund

Wells Fargo Advantage Wisconsin Tax-Free Fund

Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Tax-Free and Municipal Bond Funds

Tax-Free Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

California Limited-Term Tax-Free Fund	Seeks current income exempt from federal income tax and California individual income tax.

California Tax-Free Fund	Seeks current income exempt from federal income tax and California individual income tax.

Colorado Tax-Free Fund	Seeks current income exempt from federal income tax and Colorado individual income tax.

Minnesota Tax-Free Fund	Seeks current income exempt from federal income tax and Minnesota individual income tax.

Municipal Bond Fund	Seeks current income exempt from federal income tax.

National Limited-Term Tax-Free Fund	Seeks current income exempt from federal income tax.

National Tax-Free Fund	Seeks current income exempt from federal income tax.

Short-Term Municipal Bond Fund	Seeks current income exempt from federal income tax, consistent with capital preservation.

Wisconsin Tax-Free Fund	Seeks a high level of current income exempt from federal income tax and Wisconsin individual income tax, without assuming undue risk.

4	Tax-Free and Municipal Bond Funds Prospectus

PRINCIPAL STRATEGIES

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund’s total assets in securities with remaining maturities of less than 10 years. We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Under normal circumstances, the expected average duration of the Fund’s portfolio will be from 1 to 5 years.

We invest in investment-grade California municipal securities of varying maturities. Under normal circumstances, we invest substantially all of the Fund’s total assets in securities with remaining maturities of 2 to 10 years (intermediate-term) or 10 years or longer (long-term). We have some flexibility in setting the portfolio’s dollar-weighted average maturity.

We invest in investment-grade Colorado municipal securities of varying maturities. Under normal circumstances, the Fund’s average portfolio maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income.

We invest in Minnesota municipal securities of varying maturities. There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income.

We invest principally in municipal bonds, including long-term, higher- and medium-quality municipal bonds. We conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund’s average effective maturity will typically be between five and twenty years.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 1 and 5 years. We emphasize investments in municipal securities that pay interest income.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 10 and 20 years. We emphasize investments in municipal securities that pay interest income.

We invest principally in municipal securities. We seek current income with a low degree of share-price fluctuation. The Fund’s average effective maturity will typically be three or less.

We invest principally in municipal securities. These securities may include debt obligations issued by (a) Wisconsin and its subdivisions, authorities, instrumentalities and corporations, (b) U.S. territories and possessions; and (c) any other issuer whose securities are exempt from federal income tax and Wisconsin individual income tax. The Fund’s average effective maturity will typically be between five and twenty years.

Tax-Free and Municipal Bond Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 23;

•	the “Additional Strategies and General Investment Risks” section beginning on page 50; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

High Yield Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Municipal Securities

The Funds invest in municipal securities that rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.

Although we strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax (“AMT”), some income earned by Fund investments may be subject to such taxes.

The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

6	Tax-Free and Municipal Bond Funds Prospectus

Non-Diversification

Certain of the Funds are generally considered non-diversified according to the Investment Company Act of 1940, as amended (“1940 Act”). The majority of the issuers of the securities in a Fund’s portfolio, with the exception of the Municipal Bond Fund, National Limited Term Tax-Free Fund, National Tax-Free Fund and Short-Term Municipal Bond Fund, are located within one state. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or that spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. The Municipal Bond Fund, the National Limited-Term Tax-Free Fund, the National Tax-Free Fund, the Short-Term Municipal Bond Fund and the Wisconsin Tax-Free Fund are considered to be diversified. All other Funds in this Prospectus are considered to be non-diversified.

U.S. Government Obligations

Certain of the Funds invest in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

Tax-Free and Municipal Bond Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

California Limited-Term Tax-Free Fund and California Tax-Free Fund	The Funds are primarily subject to the “Debt Securities,” “Municipal Securities” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

Colorado Tax-Free Fund	The Fund is primarily subject to the “Debt Securities,” “Municipal Securities” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund’s investments. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

Minnesota Tax-Free Fund	The Fund is primarily subject to the “Debt Securities,” “High yield Securities,” “Municipal Securities” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

Municipal Bond Fund	The Fund is primarily subject to the “Debt Securities,” “High Yield Securities,” “Municipal Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

National Limited-Term Tax-Free Fund and National Tax-Free Fund	The Funds are primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Funds may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

8	Tax-Free and Municipal Bond Funds Prospectus

FUND	SPECIFIC RISKS

Short-Term Municipal Bond Fund	The Fund is primarily subject to the “Debt Securities,” “High Yield Securities,” “Municipal Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Wisconsin Tax-Free Fund	The Fund is primarily subject to the “Debt Securities,” “High Yield Securities,” “Municipal Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. The Fund invests principally in obligations of Wisconsin issuers, and so may be subject to risks associated with the economic conditions in the State of Wisconsin, which could affect Wisconsin municipal securities. For example, the Wisconsin economy relies significantly on its dairy, motor vehicle, and paper product industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin’s municipal securities. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Tax-Free and Municipal Bond Funds Prospectus	9

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

The Municipal Bond, Short-Term Municipal Bond and Wisconsin Tax-Free Funds have been in operation for less than one calendar year; therefore, no performance information is shown for these Funds.

California Limited-Term Tax-Free Fund Class A Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 3.41%	Worst Qtr.:	Q1 ’94 • (1.85)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through September 30, 2004 was 1.83%.

10	Tax-Free and Municipal Bond Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 11/18/92)	(0.73)%	3.24%	3.83%
Class A Returns After Taxes on Distributions	(0.93)%	3.16%	3.76%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	0.25%	3.19%	3.75%
Class C Returns Before Taxes (Incept. 8/30/02)[2]	0.58%	2.97%	3.26%
LB 3-Year Muni Index[3] (reflects no deduction for fees, expenses or taxes)	2.68%	4.82%	4.86%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Lehman Brothers 3-Year Municipal Bond Index.

Tax-Free and Municipal Bond Funds Prospectus	11

Performance History

California Tax-Free Fund Class A Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 6.19%	Worst Qtr.:	Q1 ’94 • (4.06)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through September 30, 2004 was 3.48%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 10/6/88)	(0.17)%	4.15%	5.15%
Class A Returns After Taxes on Distributions	(0.49)%	4.03%	4.83%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.38%	4.15%	4.91%
Class B Returns Before Taxes (Incept. 12/15/97)[2]	(1.41)%	3.98%	4.85%
Class C Returns Before Taxes (Incept. 7/1/93)	2.59%	4.32%	4.85%
LB Muni Index[3] (reflects no deduction for fees, expenses or taxes)	5.31%	5.83%	6.03%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Lehman Brothers Municipal Bond Index.

12	Tax-Free and Municipal Bond Funds Prospectus

Colorado Tax-Free Fund Class A Calendar Year Returns*

Best Qtr.:	Q3 ’02 • 5.99%	Worst Qtr.:	Q1 ’94 • (5.49)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through September 30, 2004 was 2.87%.

The table below provides average annual total return information for the Fund’s Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 6/1/93)	(0.11)%	4.52%	5.36%
Class A Returns After Taxes on Distributions	(0.11)%	4.52%	5.35%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.42%	4.56%	5.30%
Class B Returns Before Taxes (Incept. 8/2/93)	(1.29)%	4.36%	5.05%
LB Muni Index[2] (reflects no deduction for fees, expenses or taxes)	5.31%	5.83%	6.03%
[1]	Returns reflect applicable sales charges.
[2]	Lehman Brothers Municipal Bond Index.

Tax-Free and Municipal Bond Funds Prospectus	13

Performance History

Minnesota Tax-Free Fund Class A Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 6.84%	Worst Qtr.:	Q1 ’94 • (5.57)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through September 30, 2004 was 2.75%.

The table below provides average annual total return information for the Fund’s Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 1/12/88)	0.28%	4.00%	4.90%
Class A Returns After Taxes on Distributions	0.28%	3.99%	4.89%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.58%	4.07%	4.87%
Class B Returns Before Taxes (Incept. 8/6/93)	(0.77)%	3.86%	4.60%
LB Muni Index[2] (reflects no deduction for fees, expenses or taxes)	5.31%	5.83%	6.03%
[1]	Returns reflect applicable sales charges.
[2]	Lehman Brothers Municipal Bond Index.

14	Tax-Free and Municipal Bond Funds Prospectus

National Limited-Term Tax-Free Fund Class A Calendar Year Returns*#1

Best Qtr.:	Q2 ’02 • 3.68%	Worst Qtr.:	Q2 ’99 • (1.15)%

*	Performance shown reflects the performance of the Institutional Class shares. The Institutional Class shares do not have sales charges.
#	The Fund’s Class A year-to-date performance through September 30, 2004 was 1.23%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares1, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 1/30/04)[1]	3.53%	4.72%	5.62%
Class A Returns After Taxes on Distributions[1]	3.53%	4.72%	5.61%
Class A Returns After Taxes on Distributions and Sale of Fund Shares[1]	3.33%	4.61%	5.43%
Class B Returns Before Taxes (Incept. 1/30/04)[1]	3.53%	4.72%	5.62%
Class C Returns Before Taxes (Incept. 1/30/04)[1]	3.53%	4.72%	5.62%
LB 3-Year Muni Index[2] (reflects no deduction for expenses or taxes)	2.68%	4.82%	5.03%
[1]	Performance shown for this Class reflects the performance of the Fund’s Institutional Class shares, and includes fees and expenses that are not applicable and are lower than those of this Class. The Institutional Class shares annual returns are substantially similar to what this Class’s returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Institutional Class shares incepted on October 1, 1996.
[2]	Lehman Brothers 3-Year Municipal Bond Index.

Tax-Free and Municipal Bond Funds Prospectus	15

Performance History

National Tax-Free Fund Class A Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 5.85%	Worst Qtr.:	Q1 ’94 • (5.50)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through September 30, 2004 was 3.67%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 8/1/89)	(0.30)%	3.77%	5.10%
Class A Returns After Taxes on Distributions	(0.30)%	3.76%	5.09%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.33%	3.91%	5.10%
Class B Returns Before Taxes (Incept. 8/6/93)	(1.38)%	3.63%	4.81%
Class C Returns Before Taxes (Incept. 11/8/99)[2]	2.62%	3.95%	4.80%
LB Muni Index[3] (reflects no deduction for fees, expenses or taxes)	5.31%	5.83%	6.03%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Lehman Brothers Municipal Bond Index.

16	Tax-Free and Municipal Bond Funds Prospectus

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Tax-Free Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)
	All Funds (except California Limited Term Tax-Free Fund and National Limited Term Tax-Free Fund)
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	California Limited-Term Tax-Free Fund		California Tax-Free Fund
	CLASS A	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.00%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.65%	0.65%	0.63%	0.62%	0.62%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.05%	1.80%	1.03%	1.77%	1.77%
Fee Waivers	0.20%	0.20%	0.23%	1.55%	1.55%

NET EXPENSES[4]	0.85%	1.60%	0.80%	1.55%	1.55%

	Municipal Bond Fund			National Limited-Term Tax-Free Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.65%	0.65%	0.65%	0.65%	0.67%	0.64%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.05%	1.80%	1.80%	1.05%	1.82%	1.79%
Fee Waivers	0.20%	0.20%	0.20%	0.20%	0.20%	0.19%

NET EXPENSES[4]	0.85%	1.60%	1.60%	0.85%	1.60%	1.60%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.40% for assets from $0 to $499 million; 0.35% for assets from $500 million to $999 million; 0.30% for assets from $1 billion to $2.99 billion; 0.275% for assets from $3 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.

18	Tax-Free and Municipal Bond Funds Prospectus

Summary of Expenses

California Limited-Term Tax-Free Fund		National Limited-Term Tax-Free Fund
CLASS A	CLASS C	CLASS A	CLASS B	CLASS C
3.00%	None	3.00%	None	None
None	1.00%	None	3.00%	1.00%

Colorado Tax-Free Fund		Minnesota Tax-Free Fund
CLASS A	CLASS B	CLASS A	CLASS B	CLASS C
0.40%	0.40%	0.40%	0.40%	0.40%
0.00%	0.75%	0.00%	0.75%	0.75%
0.66%	0.66%	0.64%	0.64%	0.66%

1.06%	1.81%	1.04%	1.79%	1.81%
0.21%	0.21%	0.19%	0.19%	0.21%

0.85%	1.60%	0.85%	1.60%	1.60%

National Tax-Free Fund			Short-Term Municipal Bond Fund	Wisconsin Tax-Free Fund
CLASS A	CLASS B	CLASS C	CLASS C	CLASS C
0.40%	0.40%	0.40%	0.39%	0.40%
0.00%	0.75%	0.75%	0.75%	0.75%
0.63%	0.63%	0.63%	0.58%	0.78%

1.03%	1.78%	1.78%	1.72%	1.93%
0.18%	0.18%	0.18%	0.12%	0.44%

0.85%	1.60%	1.60%	1.60%	1.49%
[3]	Other expenses for the Municipal Bond Fund, Short-Term Municipal Bond Fund and Wisconsin Tax-Free Fund are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	For the Municipal Bond Fund, Short-Term Municipal Bond Fund and Wisconsin Tax-Free Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. For all other Funds in this Prospectus, the adviser has committed through October 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Tax-Free and Municipal Bond Funds Prospectus	19

Tax-Free Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	California Limited-Term Tax-Free Fund		California Tax-Free Fund
	CLASS A	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$384	$263	$528	$658	$258
3 YEARS	$605	$547	$741	$836	$536
5 YEARS	$843	$956	$972	$1,139	$939
10 YEARS	$1,527	$2,100	$1,633	$1,779	$2,066

	National Limited-Term Tax-Free Fund			National Tax-Free Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$384	$463	$263	$5533	$663	$263
3 YEARS	$605	$651	$545	$746	$843	$543
5 YEARS	$843	$876	$952	$976	$1,148	$948
10 YEARS	$1,527	$1,547	$2,090	$1,637	$1,789	$2,080

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period.

	California Limited-Term Tax-Free Fund		California Tax-Free Fund
	CLASS A	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$384	$163	$528	$158	$158
3 YEARS	$605	$547	$741	$536	$536
5 YEARS	$843	$956	$972	$939	$939
10 YEARS	$1,527	$2,100	$1,633	$1,779	$2,066

	National Limited-Term Tax-Free Fund			National Tax-Free Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$384	$163	$163	$533	$163	$163
3 YEARS	$605	$551	$545	$746	$543	$543
5 YEARS	$843	$876	$952	$976	$948	$948
10 YEARS	$1,527	$1,547	$2,090	$1,637	$1,789	$2,080

20	Tax-Free and Municipal Bond Funds Prospectus

Summary of Expenses

Colorado Tax Free Fund		Minnesota Tax-Free Fund			Municipal Bond Fund
CLASS A	CLASS B	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$533	$663	$533	$663	$263	$533	$663	$263
$752	$849	$748	$845	$528	$730	$826	$526
$989	$1,160	$981	$1,152	$941	$965	$1,137	$937
$1,668	$1,819	$1,647	$1,799	$2,095	$1,639	$1,791	$2,082

Short-Term Municipal Bond Fund	Wisconsin Tax-Free Fund
CLASS C	CLASS C
$263	$252
$518	$519
$910	$958
$2,010	$2,180

Colorado Tax Free Fund		Minnesota Tax-Free Fund			Municipal Bond Fund
CLASS A	CLASS B	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$533	$163	$533	$163	$163	$533	$163	$163
$752	$549	$748	$545	$528	$730	$526	$526
$989	$960	$981	$952	$941	$965	$937	$937
$1,668	$1,819	$1,647	$1,799	$2,095	$1,639	$1,791	$2,082

Short-Term Municipal Bond Fund	Wisconsin Tax-Free Fund
CLASS C	CLASS C
$163	$152
$518	$519
$910	$958
$2,010	$2,180

Tax-Free and Municipal Bond Funds Prospectus	21

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

22	Tax-Free and Municipal Bond Funds Prospectus

California Limited-Term Tax-Free Fund

Portfolio Manager:    Stephen Galiani

Investment Objective

The California Limited-Term Tax-Free Fund seeks a high level of current income exempt from federal income tax and California individual income tax, while preserving capital.

Investment Strategies

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund’s total assets in securities with remaining maturities of less than 10 years. We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase. Under normal circumstances, the average expected duration of the Fund’s portfolio will be from 1 to 5 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including the federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Municipal Securities,” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, it has experienced a slow-down in the economy and a drop in revenues which have contributed to an overall decline in the current finances of California and its municipalities. California continues to have a structural deficit in fiscal year 2004-05. The State’s credit ratings have improved, but the State continues to experience significant energy-related and other challenges. Adverse conditions affecting California generally could have a disproportionate impact on California municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 50. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	23

California Limited-Term Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 18, 1992

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$10.74	$10.50	$10.33
Income from investment operations:
Net investment income (loss)	0.23	0.25	0.31
Net realized and unrealized gain (loss) on investments	(0.22)	0.24	0.20
Total income from investment operations	0.01	0.49	0.51
Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.31)
Distributions from net realized gain	(0.06)	0.00	(0.03)
Total distributions	(0.29)	(0.25)	(0.34)
Net asset value, end of period	$10.46	$10.74	$10.50
Total return[1]	0.11%	4.74%	5.00%
Ratios/supplemental data:
Net assets, end of period (000s)	$63,231	$99,568	$70,142
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.85%	0.81%	0.75%
Ratio of net investment income (loss) to average net assets	2.13%	2.35%	2.97%
Portfolio turnover	48%	64%	34%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.05%	0.99%	1.24%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

		CLASS C SHARES—COMMENCED ON AUGUST 30, 2002

June 30, 2001	June 30, 2000	June 30, 2004	June 30, 2003
$10.14	$10.23	$10.74	$10.63

0.41	0.40	0.15	0.13
0.19	(0.04)	(0.22)	0.11
0.60	0.36	(0.07)	0.24

(0.41)	(0.40)	(0.15)	(0.13)
0.00	(0.05)	(0.06)	0.00
(0.41)	(0.45)	(0.21)	(0.13)
$10.33	$10.14	$10.46	$10.74
6.01%	3.67%	(0.64)%	2.26%

$46,157	$34,015	$11,523	$11,301

0.75%	0.75%	1.60%	1.60%
3.90%	3.98%	1.41%	1.39%
49%	60%	48%	64%
1.12%	1.31%	1.80%	1.79%

Tax-Free and Municipal Bond Funds Prospectus	25

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California Tax-Free Fund

Portfolio Manager:    Stephen Galiani

Investment Objective

The California Tax-Free Fund seeks to provide investors with a high level of current income exempt from federal income tax and California individual income tax while preserving capital, by investing in medium- to long-term investment-grade municipal securities.

Investment Strategies

We invest in investment-grade California municipal securities of varying maturities. Under normal circumstances, we invest substantially all of the Fund’s total assets in securities with remaining maturities of 2 to 10 years (intermediate term) or 10 years or longer (long term). We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Municipal Securities,” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, it has experienced a slow-down in the economy and a drop in revenues which have contributed to an overall decline in the current finances of California and its municipalities. California continues to have a structural deficit in fiscal year 2004-05. The State’s credit ratings have improved, but the State continues to experience significant energy-related and other challenges. Adverse conditions affecting California generally could have a disproportionate impact on California municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 50. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	27

California Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 6, 1988

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001
Net asset value, beginning of period	$11.57	$11.29	$11.24	$10.77
Income from investment operations:
Net investment income (loss)	0.50	0.51	0.55	0.54
Net realized and unrealized gain (loss) on investments	(0.46)	0.33	0.10	0.47
Total income from investment operations	0.04	0.84	0.65	1.01
Less distributions:
Dividends from net investment income	(0.50)	(0.53)	(0.54)	(0.54)
Distributions from net realized gain	(0.10)	(0.03)	(0.06)	0.00
Total distributions	(0.60)	(0.56)	(0.60)	(0.54)
Net asset value, end of period	$11.01	$11.57	$11.29	$11.24
Total return[1]	0.41%	7.77%	5.67%	9.53%
Ratios/supplemental data:
Net assets, end of period (000s)	$357,779	$398,186	$386,927	$379,359
Ratios to average net assets:
Ratio of expenses to average net assets	0.80%	0.79%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets	4.46%	4.60%	4.86%	4.82%
Portfolio turnover	41%	34%	31%	52%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.03%	0.95%	0.90%	0.90%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON DECEMBER 15, 1997

June 30, 2000	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
$11.00	$11.79	$11.51	$11.46	$10.97	$11.22

0.52	0.41	0.42	0.48	0.46	0.45
(0.20)	(0.46)	0.33	0.09	0.49	(0.22)
0.32	(0.05)	0.75	0.57	0.95	0.23

(0.52)	(0.41)	(0.44)	(0.46)	(0.46)	(0.45)
(0.03)	(0.11)	(0.03)	(0.06)	0.00	(0.03)
(0.55)	(0.52)	(0.47)	(0.52)	(0.46)	(0.48)
$10.77	$11.22	$11.79	$11.51	$11.46	$10.97
3.10%	(0.43)%	6.87%	4.88%	8.81%	2.21%

$385,746	$91,719	$140,419	$146,487	$137,484	$116,376

0.77%	1.55%	1.54%	1.52%	1.51%	1.50%
4.89%	3.60%	3.81%	3.95%	4.06%	4.16%
35%	41%	34%	31%	52%	35%
1.01%	1.77%	1.71%	1.66%	1.63%	1.74%

Tax-Free and Municipal Bond Funds Prospectus	29

California Tax-Free Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JULY 1, 1993

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value, beginning of period	$11.79	$11.51	$11.46	$10.97	$11.22
Income from investment operations:
Net investment income (loss)	0.41	0.43	0.47	0.46	0.45
Net realized and unrealized gain (loss) on investments	(0.46)	0.32	0.10	0.49	(0.22)
Total income from investment operations	(0.05)	0.75	0.57	0.95	0.23
Less distributions:
Dividends from net investment income	(0.41)	(0.44)	(0.46)	(0.46)	(0.45)
Distributions from net realized gain	(0.11)	(0.03)	(0.06)	0.00	(0.03)
Total distributions	(0.52)	(0.47)	(0.52)	(0.46)	(0.48)
Net asset value, end of period	$11.22	$11.79	$11.51	$11.46	$10.97
Total return[1]	(0.43)%	6.87%	4.87%	8.81%	2.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$34,089	$46,666	$46,013	$29,468	$16,959
Ratios to average net assets:
Ratio of expenses to average net assets	1.55%	1.54%	1.52%	1.52%	1.50%
Ratio of net investment income (loss) to average net assets	3.60%	3.80%	3.94%	4.04%	4.15%
Portfolio turnover	41%	34%	31%	52%	35%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.77%	1.68%	1.64%	1.62%	1.73%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30	Tax-Free and Municipal Bond Funds Prospectus

Colorado Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The Colorado Tax-Free Fund seeks a high level of current income exempt from federal income tax and Colorado individual income tax consistent with the preservation of capital.

Investment Strategies

We invest in investment-grade municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States.

Under normal circumstances, the Fund’s average portfolio maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund’s dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Colorado individual income tax;

•	up to 25% of total assets in securities of related issuers or in securities of any one issuer;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Municipal Securities” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund’s investments. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Colorado municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 50. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	31

Colorado Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING:
	CLASS A SHARES—COMMENCED ON JUNE 1, 1993

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001
Net asset value, beginning of period	$11.01	$10.61	$10.39	$9.83
Income from investment operations:
Net investment income (loss)	0.47	0.50	0.53	0.55
Net realized and unrealized gain (loss) on investments	(0.37)	0.40	0.22	0.56
Total income from investment operations	0.10	0.90	0.75	1.11
Less distributions:
Dividends from net investment income	(0.47)	(0.50)	(0.53)	(0.55)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	(0.47)	(0.50)	(0.53)	(0.55)
Net asset value, end of period	$10.64	$11.01	$10.61	$10.39
Total return[1]	0.93%	8.62%	7.34%	11.54%
Ratios/supplemental data:
Net assets, end of period (000s)	$51,120	$59,877	$58,152	$48,274
Ratios to average net assets:
Ratio of expenses to average net assets	0.85%	0.77%	0.60%	0.60%
Ratio of net investment income (loss) to
average net assets	4.37%	4.60%	5.01%	5.36%
Portfolio turnover	31%	37%	28%	37%
Ratio of expenses to average net assets
prior to waived fees and reimbursed
expenses (annualized)[2]	1.06%	0.99%	0.96%	0.96%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON AUGUST 2, 1993

June 30, 2000	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
$10.30	$11.02	$10.63	$10.41	$9.85	$10.31

0.54	0.39	0.42	0.45	0.48	0.46
(0.46)	(0.37)	0.39	0.22	0.56	(0.45)
0.08	0.02	0.81	0.67	1.04	0.01

(0.54)	(0.39)	(0.42)	(0.45)	(0.48)	(0.46)
(0.01)	0.00	0.00	0.00	0.00	(0.01)
(0.55)	(0.39)	(0.42)	(0.45)	(0.48)	(0.47)
$9.83	$10.65	$11.02	$10.63	$10.41	$9.85
0.87%	0.17%	7.70%	6.53%	10.69%	0.22%

$39,280	$10,672	$14,368	$12,540	$10,177	$6,842

0.60%	1.60%	1.52%	1.35%	1.35%	1.35%
5.43%	3.62%	3.83%	4.25%	4.58%	4.65%
106%	31%	37%	28%	37%	106%
1.03%	1.81%	1.76%	1.77%	1.77%	1.89%

Tax-Free and Municipal Bond Funds Prospectus	33

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Minnesota Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The Minnesota Tax-Free Fund seeks a high level of current income exempt from federal income tax and Minnesota individual income tax, without assuming undue risk.

Investment Strategies

We invest in municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States. We invest principally in municipal securities with interest exempt from both federal income tax and Minnesota individual income tax. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund’s assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio whereas at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax.

There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund’s average dollar- weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Minnesota individual income tax;

•	up to 25% of total assets in securities of related issuers or in securities of any one issuer;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	up to 25% of total assets in below investment-grade municipal securities, including unrated securities which we classify as below investment-grade quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “High Yield Securities,” “Municipal Securities” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as “high yield/high risk securities” or “junk bonds,” which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Minnesota municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 50. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	35

Minnesota Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING:
	CLASS A SHARES—COMMENCED ON JANUARY 12, 1988

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001
Net asset value, beginning of period	$11.27	$10.84	$10.67	$10.18
Income from investment operations:
Net investment income (loss)	0.46	0.47	0.52	0.54
Net realized and unrealized gain (loss) on investments	(0.39)	0.43	0.17	0.49
Total income from investment operations	0.07	0.90	0.69	1.03
Less distributions:
Dividends from net investment income	(0.45)	(0.47)	(0.52)	(0.54)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	(0.45)	(0.47)	(0.52)	(0.54)
Net asset value, end of period	$10.89	$11.27	$10.84	$10.67
Total return[1]	0.61%	8.49%	6.58%	10.32%
Ratios/supplemental data:
Net assets, end of period (000s)	$37,468	$41,485	$40,585	$34,424
Ratios to average net assets:
Ratio of expenses to average net assets	0.85%	0.77%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.11%	4.27%	4.81%	5.11%
Portfolio turnover	12%	23%	28%	18%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.04%	0.98%	1.03%	1.10%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

36	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON AUGUST 6, 1993

June 30, 2000	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
$10.74	$11.27	$10.84	$10.67	$10.18	$10.74

0.53	0.37	0.39	0.44	0.46	0.46
(0.55)	(0.39)	0.43	0.17	0.49	(0.55)
(0.02)	(0.02)	0.82	0.61	0.95	(0.09)

(0.53)	(0.36)	(0.39)	(0.44)	(0.46)	(0.46)
(0.01)	0.00	0.00	0.00	0.00	(0.01)
(0.54)	(0.36)	(0.39)	(0.44)	(0.46)	(0.47)
$10.18	$10.89	$11.27	$10.84	$10.67	$10.18
(0.02)%	(0.14)%	7.68%	5.79%	9.50%	(0.76)%

$29,551	$15,059	$22,012	$20,310	$19,491	$16,974

0.60%	1.60%	1.52%	1.35%	1.35%	1.35%
5.23%	3.36%	3.51%	4.05%	4.36%	4.47%
69%	12%	23%	28%	18%	69%
1.07%	1.79%	1.71%	1.75%	1.81%	1.93%

Tax-Free and Municipal Bond Funds Prospectus	37

Municipal Bond Fund

(The Fund is closed to new investors.)

Portfolio Managers:    Lyle J. Fitterer, CFA, CPA; Duane A. McAllister, CFA

Investment Objective

The Municipal Bond Fund seeks current income exempt from federal income tax.

Investment Strategies

We invest principally in municipal securities. We expect the Fund’s average effective maturity to be between five and twenty years. We conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. We invest in municipal securities that pay interest exempt from federal income tax.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities; and

•	up to 25% of total assets in below investment-grade debt securities.

We may invest any amount of our assets in securities, including municipal securities, that may produce income subject to the federal AMT.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “High Yield Securities,” “Municipal Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 50. These considerations are all important to your investment choice.

38	Tax-Free and Municipal Bond Funds Prospectus

National Limited-Term Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The National Limited-Term Tax-Free Fund seeks current income exempt from federal income taxes.

Investment Strategies

We invest in investment grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 1 and 5 years, but this average will vary depending on anticipated market conditions. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including federal AMT; and

•	up to 25% of total assets in securities of issuers located in the same state or in related issuers.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Fund may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 50. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	39

National Limited-Term Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING:
	CLASS A SHARES—COMMENCED ON JANUARY 30, 2004	CLASS B SHARES—COMMENCED ON JANUARY 30, 2004

For the period ended:	June 30, 2004	June 30, 2004
Net asset value, beginning of period	$11.03	$11.03
Income from investment operations:
Net investment income (loss)	0.10	0.07
Net realized and unrealized gain (loss) on investments	(0.22)	(0.23)
Total income from investment operations	(0.12)	(0.16)
Less distributions:
Dividends from net investment income	(0.10)	(0.07)
Distributions from net realized gain	0.00	0.00
Total distributions	(0.10)	(0.07)
Net asset value, end of period	$10.81	$10.80
Total return[1]	(1.20)%	(1.57)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,147	$628
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.85%	1.60%
Ratio of net investment income (loss) to average net assets	2.15%	1.52%
Portfolio turnover	24%	24%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.05%	1.82%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

40	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

FOR A SHARE OUTSTANDING:
CLASS C SHARES—COMMENCED ON JANUARY 30, 2004

For the period ended:	June 30, 2004
Net asset value, beginning of period	$11.03
Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investments	(0.24)
Total income from investment operations	(0.18)
Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gain	0.00
Total distributions	(0.06)
Net asset value, end of period	$10.79
Total return[1]	(1.69)%
Ratios/supplemental data:
Net assets, end of period (000s)	$163
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.60%
Ratio of net investment income (loss) to average net assets	1.36%
Portfolio turnover	24%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.79%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Tax-Free and Municipal Bond Funds Prospectus	41

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National Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The National Tax-Free Fund seeks current income exempt from federal income tax.

Investment Strategies

We invest in investment-grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, the Fund’s dollar-weighted average maturity will be between 10 and 20 years, but may vary depending on market conditions. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Fund may from time to time focus on investments in certain states or regions, and its performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 50. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	43

National Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING:
For the period ended:	CLASS A SHARES—COMMENCED ON AUGUST 1, 1989
	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001
Net asset value, beginning of period	$10.53	$10.29	$10.21	$9.72
Income from investment operations:
Net investment income (loss)	0.45	0.50	0.52	0.54
Net realized and unrealized gain (loss) on investments	(0.37)	0.23	0.08	0.49
Total income from investment operations	0.08	0.73	0.60	1.03
Less distributions:
Dividends from net investment income	(0.45)	(0.49)	(0.52)	(0.54)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	(0.45)	(0.49)	(0.52)	(0.54)
Net asset value, end of period	$10.16	$10.53	$10.29	$10.21
Total return[1]	0.76%	7.20%	5.92%	10.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$103,469	$113,616	$120,439	$77,223
Ratios to average net assets:
Ratio of expenses to average net assets	0.85%	0.83%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.35%	4.74%	5.09%	5.33%
Portfolio turnover	63%	37%	39%	27%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.03%	0.95%	0.93%	0.96%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

44	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON AUGUST 6, 1993

June 30, 2000	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
$10.22	$10.53	$10.29	$10.21	$9.72	$10.22

0.54	0.38	0.42	0.45	0.46	0.46
(0.50)	(0.38)	0.23	0.08	0.49	(0.50)
0.04	0.00	0.65	0.53	0.95	(0.04)

(0.53)	(0.37)	(0.41)	(0.45)	(0.46)	(0.45)
(0.01)	0.00	0.00	0.00	0.00	(0.01)
(0.54)	(0.37)	(0.41)	(0.45)	(0.46)	(0.46)
$9.72	$10.16	$10.53	$10.29	$10.21	$9.72
0.50%	0.01%	6.40%	5.13%	10.07%	(0.24)%

$64,859	$31,420	$48,540	$51,754	$28,271	$18,367

0.75%	1.60%	1.58%	1.55%	1.55%	1.48%
5.48%	3.61%	3.98%	4.34%	4.56%	4.72%
79%	63%	37%	39%	27%	79%
0.95%	1.78%	1.70%	1.69%	1.72%	1.78%

Tax-Free and Municipal Bond Funds Prospectus	45

National Tax-Free Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING:
	CLASS C SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value, beginning of period	$10.53	$10.29	$10.21	$9.73	$9.79
Income from investment operations:
Net investment income (loss)	0.38	0.42	0.45	0.46	0.30
Net realized and unrealized gain (loss) on investments	(0.38)	0.23	0.08	0.48	(0.06)
Total income from investment operations	0.00	0.65	0.53	0.94	0.24
Less distributions:
Dividends from net investment income	(0.37)	(0.41)	(0.45)	(0.46)	(0.30)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.37)	(0.41)	(0.45)	(0.46)	(0.30)
Net asset value, end of period	$10.16	$10.53	$10.29	$10.21	$9.73
Total return[1]	0.02%	6.40%	5.13%	9.96%	2.50%
Ratios/supplemental data:
Net assets, end of period (000s)	$9,829	$15,161	$11,343	$9,319	$5,572
Ratios to average net assets:
Ratio of expenses to average net assets	1.60%	1.58%	1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets	3.62%	3.95%	4.32%	4.55%	4.75%
Portfolio turnover	63%	37%	39%	27%	79%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.78%	1.71%	1.68%	1.73%	1.68%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

46	Tax-Free and Municipal Bond Funds Prospectus

Short-Term Municipal Bond Fund

Portfolio Manager:    Lyle J. Fitterer, CFA, CPA

Investment Objective

The Short-Term Municipal Bond Fund seeks current income exempt from federal income tax consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a portfolio of short-term municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax. We conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Under normal circumstances, we expect the Fund’s average effective maturity to be three years or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities; and

•	up to 15% of total assets in below investment-grade debt securities.

We may invest any amount of our total assets in securities, including municipal securities, that may produce income subject to the federal AMT.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “High Yield Securities,” “Municipal Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 50. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	47

Wisconsin Tax-Free Fund

Portfolio Manager:    Lyle J. Fitterer, CFA, CPA

Investment Objective

The Wisconsin Tax-Free Fund seeks a high level of current income exempt from federal income tax and Wisconsin individual income tax, without assuming undue risk.

Investment Strategies

We invest principally in municipal securities with interest exempt from both federal income tax (including federal AMT) and Wisconsin individual income tax. These securities may include debt obligations issued by (a) Wisconsin and its subdivisions, authorities, instrumentalities and corporations, (b) U.S. territories and possessions; and (c) any other issuer whose securities are exempt from federal income tax and Wisconsin individual income tax. We expect the Fund’s average effective maturity to be between five and twenty years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Wisconsin individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities;

•	up to 25% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in industrial development bonds; and

•	up to 25% of total assets in municipal leases.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “High Yield Securities,” “Municipal Securities” and “U.S. Government Obligations” risks described under “Common Risks for the Funds” on page 6. We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Since we invest heavily in Wisconsin municipal securities, events in Wisconsin are likely to affect the Fund’s investments. The Wisconsin economy relies significantly on its dairy, motor vehicle, and paper processing industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Wisconsin municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 50. These considerations are all important to your investment choice.

48	Tax-Free and Municipal Bond Funds Prospectus

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Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Municipal Bond Fund, Short-Term Municipal Bond Fund and Wisconsin Tax-Free Fund employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment-grade securities.

•	The Funds may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

50	Tax-Free and Municipal Bond Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Tax-Free and Municipal Bond Funds Prospectus	51

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)	CALIFORNIA LIMITED TERM TAX-FREE	CALIFORNIA TAX-FREE	COLORADO TAX-FREE	MINNESOTA TAX-FREE	MUNICIPAL BOND	NATIONAL LIMITED TERM TAX-FREE FUND	NATIONAL TAX-FREE	SHORT-TERM MUNICIPAL BOND	WISCONSIN TAX-FREE
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally

higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic

conditions, more volatile, and less liquid, and are subject

to greater risk of default.

	Interest Rate and Credit Risk				●	●			●	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days of approximately the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,

dealers and financial institutions to increase

returns on those securities. Loans may be made up

to 1940 Act limits (currently one-third of total

assets, including the value of the collateral

received).

	Credit, Counter- Party and Leverage Risk	●	●	●	●	●	●	●	●	●

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional interests

in pools of consumer loans, such as mortgage loans,

car loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/ Extension Risk	●	●	●	●	●	●	●	●	●

52	Tax-Free and Municipal Bond Funds Prospectus

INVESTMENT PRACTICE	PRINCIPAL RISK(S)	CALIFORNIA LIMITED TERM TAX-FREE	CALIFORNIA TAX-FREE	COLORADO TAX-FREE	MINNESOTA TAX-FREE	MUNICIPAL BOND	NATIONAL LIMITED TERM TAX-FREE FUND	NATIONAL TAX-FREE	SHORT-TERM MUNICIPAL BOND	WISCONSIN TAX-FREE

Other Mutual Funds

Investments by the Fund in shares of other mutual
funds, which may cause Fund shareholders to bear
a pro rata portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●	●	●
Private Activity Bonds Bonds that pay interest subject to the federal alternative minimum tax. Limited to 20% of net assets.	Interest Rate and Credit Risk	●	●	●	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter- Party Risk	●	●	●	●	●	●	●	●	●

Tax-Free and Municipal Bond Funds Prospectus	53

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

54	Tax-Free and Municipal Bond Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Municipal Bond Fund, Short-Term Municipal Bond Fund and Wisconsin Tax-Free Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for each of the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Tax-Free and Municipal Bond Funds Prospectus	55

Organization and Management of the Funds

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

56	Tax-Free and Municipal Bond Funds Prospectus

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares are available for all the Funds in this Prospectus except the California Limited-Term Tax-Free, Short-Term Municipal Bond and Wisconsin Tax-Free Funds. Class C shares are available for all Funds except the Colorado Tax-Free Fund. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is expected to be available on our Web site at www.wellsfargoadvantagefunds.com in the second quarter of 2005. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Tax-Free and Municipal Bond Funds Prospectus	57

A Choice of Share Classes

CLASS A SHARES (EXCEPT THE CALIFORNIA LIMITED-TERM TAX-FREE FUND AND THE NATIONAL LIMITED- TERM TAX-FREE FUND) HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	4.50%	4.71%
$50,000 to $99,999	4.00%	4.17%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CALIFORNIA LIMITED-TERM TAX-FREE FUND AND NATIONAL LIMITED-TERM TAX-FREE FUND CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	3.00%	3.09%
$50,000 to $99,999	2.50%	2.56%
$100,000 to $249,999	2.00%	2.04%
$250,000 to $499,999	1.50%	1.52%
$500,000 to $999,999	1.00%	1.01%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

58	Tax-Free and Municipal Bond Funds Prospectus

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, and within three years for the National Limited Term Tax-Free Fund, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedules are as follows:

CLASS B SHARES (EXCEPT THE NATIONAL LIMITED-TERM TAX-FREE FUND) HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

CLASS B SHARES FOR THE NATIONAL LIMITED-TERM TAX-FREE FUND HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS
CDSC	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999, HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

Tax-Free and Municipal Bond Funds Prospectus	59

A Choice of Share Classes

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999, HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	3.00%	2.00%	2.00%	1.00%	0.00%	0.00%	A shares

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, except for the Municipal Bond Fund, and such shares convert to Class A shares automatically after eight years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS	9 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	0.00%	0.00%	A shares

CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG ADVISOR MUNICIPAL BOND FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	4.00%	3.00%	2.00%	1.00%	A shares

If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of the original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, if any, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to charge higher ongoing expenses.

60	Tax-Free and Municipal Bond Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”) prior to purchase , you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value on the date of original purchase of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV and money market fund shares) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group” which consists of a “company” (as defined under the 1940 Act, as amended), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

Tax-Free and Municipal Bond Funds Prospectus	61

Reductions and Waivers of Sales Charges

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Internal Revenue Code Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

62	Tax-Free and Municipal Bond Funds Prospectus

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
California Limited-Term Tax-Free	N/A	0.75%
California Tax-Free	0.75%	0.75%
Colorado Tax-Free	0.75%	N/A
Minnesota Tax-Free	0.75%	0.75%
Municipal Bond	0.75%	0.75%
National Limited-Term Tax-Free	0.75%	0.75%
National Tax-Free	0.75%	0.75%
Short-Term Municipal Bond	N/A	0.75%
Wisconsin Tax-Free	N/A	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Tax-Free and Municipal Bond Funds Prospectus	63

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors

64	Tax-Free and Municipal Bond Funds Prospectus

who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Tax-Free and Municipal Bond Funds Prospectus	65

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

66	Tax-Free and Municipal Bond Funds Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a

Tax-Free and Municipal Bond Funds Prospectus	67

Your Account

Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

68	Tax-Free and Municipal Bond Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example,” Wells Fargo Advantage Wisconsin Tax-Free Fund, Class C.”

Tax-Free and Municipal Bond Funds Prospectus	69

Your Account

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the section on buying shares for the first time By Mail.

70	Tax-Free and Municipal Bond Funds Prospectus

How to Buy Shares

To buy into a new Fund, visit our website at www.wellsfargoadvantagefunds.com, to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 69 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 69. Be sure to have the wiring bank include your current account number and the name your account is registered in.

Tax-Free and Municipal Bond Funds Prospectus	71

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative or 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

72	Tax-Free and Municipal Bond Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Tax-Free and Municipal Bond Funds Prospectus	73

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds in this Prospectus make distributions of net investment income monthly, and any realized net capital gains at least annually.

We offer the following distribution options:

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, Medallion Guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

74	Tax-Free and Municipal Bond Funds Prospectus

Taxes

The following discussion regarding federal and certain state income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for additional income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gain, if any. Distributions from a Fund’s net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. Such distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to the state’s individual income taxes if the Fund primarily invests in such securities. For example, you generally won’t be subject to Minnesota individual income tax on distributions from the Minnesota Tax-Free Fund to the extent such distributions are attributable to the Fund’s Minnesota state and municipal tax-exempt securities, although a portion of such distributions could be subject to Minnesota AMT. Distributions from a Fund’s ordinary income from other sources and net short-term capital gain will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Tax-Free and Municipal Bond Funds Prospectus	75

Additional Services and Other Information

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

76	Tax-Free and Municipal Bond Funds Prospectus

Portfolio Managers

Arthur C. Evans

Colorado Tax-Free Fund since 2000

Minnesota Tax-Free Fund since 2004

National Limited-Term Tax-Free Fund since 2000

National Tax-Free Fund since 2001

Mr. Evans joined Wells Capital Management in 2000 managing public fixed income and municipal bond mutual funds and institutional private accounts on the Tax-Exempt Fixed Income Team. Prior to joining the firm in 2000, Mr. Evans was responsible for the investment operations of PennCorp Financial Group, a $6 billion life and health insurance company, as its Chief Investment Officer from 1995 to 1999. He was also an institutional portfolio manager with Blackrock Financial Management in 1995, and a municipal trader/strategist with Conning Asset Management from 1993 to 1995. Mr. Evans earned his M.B.A. degree from the Fuqua School of Business, Duke University in 1990. He also earned his B.A. degree in business administration—finance from the University of Texas at Austin in 1986.

Lyle J. Fitterer, CFA, CPA

Short-Term Municipal Bond Fund and its predecessor since 2000

Municipal Bond Fund and its predecessor since 2000

Wisconsin Tax-Free Fund and its predecessor since 2001

Mr. Fitterer joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management he was with Strong Capital Management (“SCM”) since 1989 where he served as Director of Fixed Income since 2004. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM’s hedge funds and equity mutual funds and was a portfolio manager from January 1996 to November 1998 and returned to portfolio management in March 2000. He joined Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization. He received his B.S. degree in Accounting from the University of North Dakota.

Stephen Galiani

California Limited-Term Tax-Free Fund since 2001

California Tax-Free Fund and its predecessor since 1999

Colorado Tax-Free Fund since 2000

Minnesota Tax-Free Fund since 2004

National Limited-Term Tax-Free Fund since 2004

National Tax-Free Fund since 2000

Mr. Galiani joined Wells Capital Management in 1997 and is the firm’s Managing Director for Municipal with overall managerial responsibility for municipal strategy, portfolio management, credit research and trade execution. Prior to Wells Capital Management, he served as Director of Fixed Income from 1995 to 1997 for Qualivest Capital Management. He was President from 1990 to 1995 of Galiani Asset Management Corporation, an independent advisory practice. Mr. Galiani earned his B.A. degree in English from Manhattan College and his M.B.A. degree from Boston University.

Duane A. McAllister, CFA

Municipal Bond Fund and its predecessor since 2005

Mr. McAllister joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management he was a municipal fund portfolio manager with SCM since May 2002. Prior to joining SCM, Mr. McAllister was a portfolio manager at AAL Capital Management Corporation from November 1995 to April 2002. From May 1994 to October 1995, he was a portfolio manager for Duff & Phelps Investment Management Company. Mr. McAllister received his B.A. degree in finance from Northern Illinois University.

Tax-Free and Municipal Bond Funds Prospectus	77

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your Investment Professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the rights to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

78	Tax-Free and Municipal Bond Funds Prospectus

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by the borrowers, the investors receive payments of interest and principal.

Municipal Securities

Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Tax-Free and Municipal Bond Funds Prospectus	79

Glossary

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent

A person who has an agreement with the funds’ distributors that allows them to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

80	Tax-Free and Municipal Bond Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P014 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Tax-Free and Municipal Bond Funds

Prospectus

Wells Fargo Advantage Minnesota Tax-Free Fund

Class Z

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Minnesota Tax-Free Fund

Minnesota Tax-Free Fund Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Minnesota Tax-Free Fund	Seeks current income exempt from federal income tax and Minnesota individual income tax.

4	Minnesota Tax-Free Fund Prospectus

PRINCIPAL STRATEGIES

We invest in Minnesota municipal securities of varying maturities. There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income.

Minnesota Tax-Free Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund description beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 16; and

•	the Fund’s Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

Debt Securities

The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund’s portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

High Yield Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Municipal Securities

The Fund invests in municipal securities that rely on the creditworthiness or revenue production of their issuers or ancillary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, the Fund may own different obligations that pay interest based on the revenue of similar projects.

Although we strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax (“AMT”), some income earned by Fund investments may be subject to such taxes.

The Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

6	Minnesota Tax-Free Fund Prospectus

Non-Diversification

The Fund is generally considered to be non-diversified according to the Investment Company Act of 1940, as amended (the “1940 Act”). The majority of the issuers of the securities in the Fund’s portfolio are located within one state. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or that spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

Minnesota Tax-Free Fund Prospectus	7

Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Minnesota Tax-Free Fund Class Z Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 6.84%	Worst Qtr.:	Q1 ’94 • 5.57%

*	Performance shown reflects the performance of the Fund’s Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower. The Fund’s Class A year-to-date performance through September 30, 2004 was 2.75%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class Z Returns Before Taxes (Incept. 04/11/05)	0.28%	4.00%	4.90%
Class Z Returns After Taxes on Distributions	0.28%	3.99%	4.89%
Class Z Returns After Taxes on Distributions and Sale of Fund Shares	1.58%	4.07%	4.87%
LB Muni Index[2] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Performance shown for the Class Z shares reflects the performance of the Fund’s Class A shares, and includes fees and expenses that are not applicable to the Class Z shares. The Class A shares annual returns are substantially similar to what the Class Z shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same fees and expenses.
[2]	Lehman Brothers Municipal Bond Index.

8	Minnesota Tax-Free Fund Prospectus

Minnesota Tax-Free Fund Summary of Expenses

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
Minnesota Tax-Free Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Minnesota Tax-Free Fund
Management Fees[1]	0.40%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.83%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.23%
Fee Waivers	0.45%

NET EXPENSES[3]	0.78%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets from $0 to $499 million; 0.35% for assets from $500 million to $999 million; 0.30% for assets from $1 billion to $2.99 billion; 0.275% for assets from $3 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.
[2]	Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

Minnesota Tax-Free Fund Prospectus	9

Minnesota Tax-Free Fund Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

Minnesota Tax-Free Fund
1 YEAR	$ 80
3 YEARS	$ 299
5 YEARS	$ 588
10 YEARS	$1,411

10	Minnesota Tax-Free Fund Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Minnesota Tax-Free Fund Prospectus	11

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Minnesota Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The Minnesota Tax-Free Fund seeks a high level of current income exempt from federal income tax and Minnesota individual income tax, without assuming undue risk.

Investment Strategies

We invest in municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States. We invest principally in municipal securities with interest exempt from federal income tax and Minnesota individual income tax. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund’s assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio whereas at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax.

There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund’s dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Minnesota individual income tax;

•	up to 25% of total assets in securities of related issuers or in securities of any one issuer;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	up to 25% of total assets in below investment-grade municipal securities, including unrated securities which we classify as below investment-grade quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as “high yield/high risk securities” or “junk bonds,” which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Minnesota municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 16. These considerations are all important to your investment choice.

Minnesota Tax-Free Fund Prospectus	13

Minnesota Tax-Free Fund

The table below shows the financial performance of the Class A shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JANUARY 12, 1988

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$11.27	$10.84	$10.67
Income from investment operations:
Net investment income (loss)	0.46	0.47	0.52
Net realized and unrealized gain (loss) on investments	(0.39)	0.43	0.17
Total income from investment operations	0.07	0.90	0.69
Less distributions:
Dividends from net investment income	(0.45)	(0.47)	(0.52)
Distributions from net realized gains	0.00	0.00	0.00
Total distributions	(0.45)	(0.47)	(0.52)
Net asset value, end of period	$10.89	$11.27	$10.84
Total return[1]	0.61%	8.49%	6.58%
Ratios/supplemental data:
Net assets, end of period (000s)	$37,468	$41,485	$40,585
Ratios to average net assets:
Ratio of expenses to average net assets	0.85%	0.77%	0.60%
Ratio of net investment income (loss) to average net assets	4.11%	4.27%	4.81%
Portfolio turnover	12%	23%	28%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.04%	0.98%	1.03%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

14	Minnesota Tax-Free Fund Prospectus

Financial Highlights

June 30, 2001	June 30, 2000
$10.18	$10.74

0.54	0.53
0.49	(0.55)
1.03	(0.02)

(0.54)	(0.53)
0.00	(0.01)
(0.54)	(0.54)
$10.67	$10.18
10.32%	(0.02)%

$34,424	$29,551

0.60%	0.60%
5.11%	5.23%
18%	69%
1.10%	1.07%

Minnesota Tax-Free Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Minnesota Tax-Free Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment will—increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment grade securities.

•	The Fund may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

16	Minnesota Tax-Free Fund Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Minnesota Tax-Free Fund Prospectus	17

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

Remember, the Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile and less liquid and are subject
to greater risk of default.

Interest Rate and Credit Risk

Illiquid Securities

A security which may not be sold or disposed of in the
ordinary course of business within seven days of approximately the value determined for it by the Fund. Limited to 15%
of net assets.

Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits
(currently one third of total assets, including the
value of collateral received).

Credit, Counter-Party and Leverage Risk

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional interests in
pools of consumer loans, such as mortgage loans, car loans,
credit card debt, or receivables held in trust.

Interest Rate, Credit and Prepayment/Extension Risk

18	Minnesota Tax-Free Fund Prospectus

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Private Activity Bonds Bonds that pay interest subject to the federal alternative minimum tax. Limited to 20% of net assets.	Interest Rate and Credit Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter- Party Risk

Minnesota Tax-Free Fund Prospectus	19

Organization and Management of the Funds

A number of different entities provide services to the Fund. This section shows how the Fund are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provides services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

20	Minnesota Tax-Free Fund Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[        ] billion in mutual fund assets.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[        ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc., (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

Minnesota Tax-Free Fund Prospectus	21

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable, and if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Fund are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

22	Minnesota Tax-Free Fund Prospectus

Qualified Investors

You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:

•	Investors who received Class Z shares in the reorganization of the Strong Funds into the Wells Fargo Advantage Funds;

•	Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;

•	Officers, directors and employees of Wells Fargo Advantage Funds, Funds Management, and affiliates of these entities, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or the Fund’s distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Fund’s distributor, or an affiliate, to perform services;

•	Certain institutional investors purchasing more than $1 million of Class Z shares;

•	Fund of Funds advised by Funds Management (Life Stage Portfolios and WealthBuilder Portfolios);

•	Any Internal Revenue Code Section 529 plans.

•	Any accounts in a fee-based advisory program managed by Wells Fargo.

•	Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Class Z shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

Minnesota Tax-Free Fund Prospectus	23

Your Account

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

24	Minnesota Tax-Free Fund Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 99905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

Minnesota Tax-Free Fund Prospectus	25

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Minnesota Tax-Free Fund, Class Z.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

26	Minnesota Tax-Free Fund Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Class Z shares are not available for purchase on the internet if you do not have an existing Wells Fargo Advantage Funds Account. Please call Investor Services at 1-800-222-8222 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 25 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 25. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

Minnesota Tax-Free Fund Prospectus	27

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion Guarantees are required for mailed redemption requests under the following circumstances i) if the request is over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Service Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares”, below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

•	Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

28	Minnesota Tax-Free Fund Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Minnesota Tax-Free Fund Prospectus	29

Your Account

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

30	Minnesota Tax-Free Fund Prospectus

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Minnesota Tax-Free Fund Prospectus	31

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Fund in this Prospectus makes distributions of any net investment income monthly, and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

32	Minnesota Tax-Free Fund Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s net interest income from tax-exempt securities will not be subject to federal income tax although a portion of such distributions could be subject to federal AMT. You generally won’t be subject to Minnesota individual income tax on distributions from the Minnesota Tax-Free Fund to the extent such distributions are attributable to the Fund’s Minnesota State and municipal tax-exempt securities. Distributions from the Fund’s income from other sources and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Minnesota Tax-Free Fund Prospectus	33

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $25 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

34	Minnesota Tax-Free Fund Prospectus

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Minnesota Tax-Free Fund Prospectus	35

Portfolio Managers

Arthur C. Evans

Minnesota Tax-Free Fund since 2004

Mr. Evans joined Wells Capital Management in 2000 managing public fixed income and municipal bond mutual funds and institutional private accounts on the Tax-Exempt Fixed Income Team. Prior to joining the firm in 2000, Mr. Evans was responsible for the investment operations of PennCorp Financial Group, a $6 billion life and health insurance company, as its Chief Investment Officer from 1995 to 1999. He was also an institutional portfolio manager with Blackrock Financial Management in 1995, and a municipal trader/strategist with Conning Asset Management from 1993 to 1995.

Mr. Evans earned his M.B.A. degree from the Fuqua School of Business, Duke University in 1990. He also earned his B.A. degree in business administration—finance from the University of Texas at Austin in 1986.

Stephen Galiani

Minnesota Tax-Free Fund since 2004

Mr. Galiani joined Wells Capital Management in 1997 and is the firm’s Managing Director for Municipals with overall managerial responsibility for municipal strategy, portfolio management, credit research and trade execution. Prior to Wells Capital Management, he served as Director of Fixed Income from 1995 to 1997 for Qualivest Capital Management. He was President from 1990 to 1995 of Galiani Asset Management Corporation, an independent advisory practice. Mr. Galiani earned his B.A. degree in English from Manhattan College and his M.B.A. degree from Boston University.

36	Minnesota Tax-Free Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Minnesota Tax-Free Fund Prospectus	37

Glossary

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical rating organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Municipal Securities

Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

38	Minnesota Tax-Free Fund Prospectus

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Minnesota Tax-Free Fund Prospectus	39

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P    (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Tax-Free and Municipal Bond Funds

Prospectus

Wells Fargo Advantage California Limited-Term Tax-Free Fund

Wells Fargo Advantage California Tax-Free Fund

Wells Fargo Advantage Colorado Tax-Free Fund

Wells Fargo Advantage Minnesota Tax-Free Fund

Wells Fargo Advantage Municipal Bond Fund

Wells Fargo Advantage National Limited-Term Tax-Free Fund

Wells Fargo Advantage National Tax-Free Fund

Wells Fargo Advantage Nebraska Tax-Free Fund

Administrator Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Tax-Free and Municipal Bond Funds

Tax-Free Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

California Limited-Term Tax-Free Fund	Seeks current income exempt from federal income tax and California individual income tax.

California Tax-Free Fund	Seeks current income exempt from federal income tax and California individual income tax.

Colorado Tax-Free Fund	Seeks current income exempt from federal income tax and Colorado individual income tax.

Minnesota Tax-Free Fund	Seeks current income exempt from federal income tax and Minnesota individual income tax.

Municipal Bond Fund	Seeks current income exempt from federal income tax.

National Limited-Term Tax-Free Fund	Seeks current income exempt from federal income tax.

National Tax-Free Fund	Seeks current income exempt from federal income tax.

Nebraska Tax-Free Fund	Seeks current income exempt from federal income tax and Nebraska individual income tax.

4	Tax-Free and Municipal Bond Funds Prospectus

PRINCIPAL STRATEGIES

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund’s total assets in securities with remaining maturities of less than 10 years. We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Under normal circumstances, the expected average duration of the Fund’s portfolio will be from 1 to 5 years.

We invest in investment-grade California municipal securities of varying maturities. Under normal circumstances, we invest substantially all of the Fund’s total assets in securities with remaining maturities of 2 to 10 years (intermediate-term) or 10 years or longer (long-term). We have some flexibility in setting the portfolio’s dollar-weighted average maturity.

We invest in investment-grade Colorado municipal securities of varying maturities. Under normal circumstances, the Fund’s average portfolio maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income.

We invest in Minnesota municipal securities of varying maturities. There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income.

We invest principally in municipal bonds, including long-term, higher- and medium-quality municipal bonds. We conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund’s average effective maturity will typically be between five and twenty years.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 1 and 5 years. We emphasize investments in municipal securities that pay interest income.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 10 and 20 years. We emphasize investments in municipal securities that pay interest income.

We invest in investment-grade Nebraska municipal securities of varying maturities. The portfolio’s dollar-weighted average maturity will vary. Generally, we attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase.

Tax-Free and Municipal Bond Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 22;

•	the “Additional Strategies and General Investment Risks” section beginning on page 46; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

High Yield Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Municipal Securities

The Funds invest in municipal securities that rely on the creditworthiness or revenue production of their issuers or ancillary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.

Although we strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax (“AMT”), some income earned by Fund investments may be subject to such taxes.

The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

6	Tax-Free and Municipal Bond Funds Prospectus

Non-Diversification

Certain of the Funds are generally considered to be non-diversified according to the Investment Company Act of 1940, as amended (the “1940 Act”). The majority of the issuers of the securities in a Fund’s portfolio, with the exception of the Municipal Bond Fund, National Limited Term Tax-Free Fund and the National Tax-Free Fund, are located within one state. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or that spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. The Municipal Bond Fund, National Limited Term Tax-Free Fund and the National Tax-Free Fund are considered to be diversified. All other Funds in this Prospectus are considered to be non-diversified.

Tax-Free and Municipal Bond Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

California Limited-Term Tax-Free Fund and California Tax-Free Fund	The Funds are primarily subject to the “Debt Securities,” “Municipal Securities” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Funds’ investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

Colorado Tax-Free Fund	The Fund is primarily subject to the “Debt Securities,” “Municipal Securities” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund’s investments. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

Minnesota Tax-Free Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

Municipal Bond Fund	The Fund is primarily subject to the “Debt Securities,” “High Yield Securities” “Municipal Securities” risks described under “Common Risks for the Funds” on page . We may invest up to 25% of the Fund’s total assets in below investment-grade municipal securities, sometimes referred to as “high yield/high risk securities” or “junk bonds,” which are considered a more speculative investment that investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

8	Tax-Free and Municipal Bond Funds Prospectus

FUND	SPECIFIC RISKS

National Limited-Term Tax-Free Fund and National Tax-Free Fund	The Funds are primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Funds may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

Nebraska Tax-Free Fund	The Fund is primarily subject to the “Debt Securities,” “Municipal Securities” and risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Nebraska municipal securities, events in Nebraska are likely to affect the Fund’s investments. The Nebraska economy is primarily based on agriculture and agricultural processing, but has become increasingly diversified with relatively steady growth in the manufacturing, services and finance, insurance and real estate industries. While these recent trends have helped diversify the Nebraska economy, it may still be significantly impacted by changes in agricultural conditions such as the weather, fluctuations in commodity markets, world agricultural production, import and export and decreases in federal agriculture subsidy and support programs.

Tax-Free and Municipal Bond Funds Prospectus	9

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

The Municipal Bond Fund has been in operation for less than one calendar year; therefore, no performance is shown for this Fund.

Please remember that past performance is no guarantee of future results.

California Limited-Term Tax-Free Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q1 ’95 • 3.41%	Worst Qtr.:	Q1 ’94 • (1.85)%

*	The Fund’s year-to-date performance through September 30, 2004 was 2.06%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 9/6/96)[1]	2.64%	4.04%	4.25%
Administrator Class Returns After Taxes on Distributions	2.43%	3.96%	4.17%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	2.56%	3.91%	4.13%
LB 3-Year Muni Index[2] (reflects no deduction for expenses or taxes)	2.68%	4.82%	4.86%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the Class A Shares, which incepted November 18, 1992.
[2]	Lehman Brothers 3-Year Municipal Bond Index.

10	Tax-Free and Municipal Bond Funds Prospectus

California Tax-Free Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q1 ’95 • 6.19%	Worst Qtr.:	Q1 ’94 • (4.06)%

*	The Fund’s year-to-date performance through September 30, 2004 was 3.67%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 12/15/97)[1]	4.70%	5.27%	5.72%
Administrator Class Returns After Taxes on Distributions	4.36%	5.16%	5.40%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	4.70%	5.17%	5.44%
LB Muni Index[2] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, which incepted October 6, 1988.
[2]	Lehman Brothers Municipal Bond Index.

Tax-Free and Municipal Bond Funds Prospectus	11

Performance History

Colorado Tax-Free Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q3 ’02 • 5.89%	Worst Qtr.:	Q1 ’94 • (5.39)%

*	The Fund’s year-to-date performance through September 30, 2004 was 3.06%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 8/23/93)	4.85%	5.55%	5.88%
Administrator Class Returns After Taxes on Distributions	4.85%	5.55%	5.87%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	4.81%	5.47%	5.78%
LB Muni Index[1] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Lehman Brothers Municipal Bond Index.

12	Tax-Free and Municipal Bond Funds Prospectus

Minnesota Tax-Free Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 6.73%	Worst Qtr.:	Q1 ’94 • (5.48)%

*	The Fund’s year-to-date performance through September 30, 2004 was 2.94%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 8/2/93)	5.36%	5.02%	5.41%
Administrator Class Returns After Taxes on Distributions	5.36%	5.02%	5.41%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	5.04%	4.98%	5.35%
LB Muni Index[1] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Lehman Brothers Municipal Bond Index.

Tax-Free and Municipal Bond Funds Prospectus	13

Performance History

National Limited-Term Tax-Free Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q2 ’02 • 3.68%	Worst Qtr.:	Q2 ’99 • (1.15)%

*	The Fund’s year-to-date performance through September 30, 2004 was 1.35%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 10/1/96)	3.53%	4.72%	5.62%
Administrator Class Returns After Taxes on Distributions	3.53%	4.72%	5.61%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.33%	4.61%	5.43%
LB 3-Year Muni Index[1] (reflects no deduction for expenses or taxes)	2.68%	4.82%	5.03%
[1]	Lehman Brothers 3-Year Municipal Bond Index.

14	Tax-Free and Municipal Bond Funds Prospectus

National Tax-Free Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 5.85%	Worst Qtr.:	Q1 ’94 • (5.59)%

*	The Fund’s year-to-date performance through September 30, 2004 was 3.76%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 8/2/93)	4.66%	4.92%	5.68%
Administrator Class Returns After Taxes on Distributions	4.65%	4.91%	5.67%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	4.71%	4.94%	5.63%
LB Muni Index[1] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Lehman Brothers Municipal Bond Index.

Tax-Free and Municipal Bond Funds Prospectus	15

Performance History

The Wells Fargo Nebraska Tax-Free Fund was organized as the successor fund to the Great Plains Tax-Free Bond Fund, effective September 11, 2000. The historical information shown for the Nebraska Tax-Free Fund below and throughout this Prospectus reflects the historical information for the Great Plains Tax-Free Bond Fund.

Nebraska Tax-Free Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q3 ’02 • 4.72%	Worst Qtr.:	Q1 ’94 • (3.43)%

*	The Fund’s year-to-date performance through September 30, 2004 was 2.01%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 9/29/97)[1]	4.21%	5.00%	4.79%
Administrator Class Returns After Taxes on Distributions	3.98%	4.90%	4.73%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	4.11%	4.84%	4.69%
LB Muni Index[2] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Performance shown for periods prior to inception reflects the performance of the predecessor common trust fund. The common trust fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results. Performance shown for all periods from the inception date shown through September 10, 2000, includes the maximum sales charge applicable to the shares of the predecessor Fund. The Administrator Class shares do not impose sales charges.
[2]	Lehman Brothers Municipal Bond Index.

16	Tax-Free and Municipal Bond Funds Prospectus

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Tax-Free Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	California Limited-Term Tax-Free Fund	California Tax-Free Fund	Colorado Tax-Free Fund
Management Fees[1]	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.48%	0.45%	0.48%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.88%	0.85%	0.88%
Fee Waivers	0.28%	0.30%	0.28%

NET EXPENSES[3]	0.60%	0.55%	0.60%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.40% for assets from $0 to $499 million; 0.35% for assets from $500 million to $999 million; 0.30% for assets from $1 billion to $2.99 billion; 0.275% for assets from $3 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.
[2]	For the Municipal Bond Fund, other expenses are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	For the Municipal Bond Fund, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. For all other Funds in this prospectus, the adviser has committed through October 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

18	Tax-Free and Municipal Bond Funds Prospectus

Summary of Expenses

Minnesota Tax-Free Fund	Municipal Bond Fund	National Limited-Term Tax-Free Fund	National Tax-Free Fund	Nebraska Tax-Free Fund
0.40%	0.40%	0.40%	0.40%	0.40%
0.00%	0.00%	0.00%	0.00%	0.00%
0.46%	0.47%	0.46%	0.45%	0.52%

0.86%	0.87%	0.86%	0.85%	0.92%
0.26%	0.39%	0.26%	0.25%	0.17%

0.60%	0.48%	0.60%	0.60%	0.75%

Tax-Free and Municipal Bond Funds Prospectus	19

Tax-Free Funds

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	California Limited-Term Tax-Free Fund	California Tax-Free Fund	Colorado Tax-Free Fund	Minnesota Tax-Free Fund
1 YEAR	$ 61	$ 56	$ 61	$ 61
3 YEARS	$ 253	$ 241	$ 253	$ 248
5 YEARS	$ 460	$ 442	$ 460	$ 451
10 YEARS	$1,059	$1,021	$1,059	$1,037

	Municipal Bond Fund	National Limited-Term Tax-Free Fund	National Tax-Free Fund	Nebraska Tax-Free Fund
1 YEAR	$ 49	$ 61	$ 61	$ 77
3 YEARS	$ 239	$ 248	$ 246	$ 276
5 YEARS	$ 444	$ 451	$ 447	$ 493
10 YEARS	$1,037	$1,037	$1,026	$1,116

20	Tax-Free and Municipal Bond Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Tax-Free and Municipal Bond Funds Prospectus	21

California Limited-Term Tax-Free Fund

Portfolio Manager:    Stephen Galiani

Investment Objective

The California Limited-Term Tax-Free Fund seeks a high level of current income exempt from federal income tax and California individual income tax, while preserving capital.

Investment Strategies

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund’s total assets in securities with remaining maturities of less than 10 years. We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase. Under normal circumstances, the average expected duration of the Fund’s portfolio will be from 1 to 5 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Municipal Securities” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, it has experienced a slow-down in the economy and a drop in revenues which have contributed to an overall decline in the current finances of California and its municipalities. California continues to have a structural deficit in fiscal year 2004-05. The State’s credit ratings have improved, but the State continues to experience significant energy-related and other challenges. Adverse conditions affecting California generally could have a disproportionate impact on California municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

22	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON SEPTEMBER 6, 1996

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value, beginning of period	$10.57	$10.34	$10.17	$9.98	$10.07
Income from investment operations:
Net investment income (loss)	0.26	0.27	0.32	0.42	0.41
Net realized and unrealized gain (loss) on investments	(0.22)	0.23	0.20	0.19	(0.04)
Total income from investment operations	0.04	0.50	0.52	0.61	0.37
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.32)	(0.42)	(0.41)
Distributions from net realized gain	(0.06)	0.00	(0.03)	0.00	(0.05)
Total distributions	(0.32)	(0.27)	(0.35)	(0.42)	(0.46)
Net asset value, end of period	$10.29	$10.57	$10.34	$10.17	$9.98
Total return[1]	0.36%	4.93%	5.19%	6.20%	3.79%
Ratios/supplemental data:
Net assets, end of period (000s)	$15,425	$39,338	$12,224	$4,937	$4,474
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.63%
Ratio of net investment income (loss) to average net assets	2.40%	2.49%	3.12%	4.12%	4.07%
Portfolio turnover	48%	64%	34%	49%	60%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.73%	0.72%	0.85%	0.76%	1.07%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Tax-Free and Municipal Bond Funds Prospectus	23

California Tax-Free Fund

Portfolio Manager:    Stephen Galiani

Investment Objective

The California Tax-Free Fund seeks to provide investors with a high level of current income exempt from federal income tax and California individual income tax while preserving capital, by investing in intermediate- to long-term investment-grade municipal securities.

Investment Strategies

We invest in investment-grade California municipal securities of varying maturities. Under normal circumstances, we invest substantially all of the Fund’s total assets in securities with remaining maturities of 2 to 10 years (intermediate term) or 10 years or longer (long term). We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Municipal Securities” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, it has experienced a slow-down in the economy and a drop in revenues which have contributed to an overall decline in the current finances of California and its municipalities. California continues to have a structural deficit in fiscal year 2004-05. The State’s credit ratings have improved, but the State continues to experience significant energy-related and other challenges. Adverse conditions affecting California generally could have a disproportionate impact on California municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

24	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON DECEMBER 15, 1997

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value, beginning of period	$11.59	$11.32	$11.27	$10.79	$11.03
Income from investment operations:
Net investment income (loss)	0.53	0.53	0.57	0.56	0.54
Net realized and unrealized gain (loss) on investments	(0.46)	0.32	0.10	0.48	(0.21)
Total income from investment operations	0.07	0.85	0.67	1.04	0.33
Less distributions:
Dividends from net investment income	(0.53)	(0.55)	(0.56)	(0.56)	(0.54)
Distributions from net realized gain	(0.10)	(0.03)	(0.06)	0.00	(0.03)
Total distributions	(0.63)	(0.58)	(0.62)	(0.56)	(0.57)
Net asset value, end of period	$11.03	$11.59	$11.32	$11.27	$10.79
Total return[1]	0.66%	7.90%	5.85%	9.80%	3.16%
Ratios/supplemental data:
Net assets, end of period (000s)	$36,408	$38,681	$42,913	$47,211	$47,263
Ratios to average net assets:
Ratio of expenses to average net assets	0.55%	0.57%	0.60%	0.60%	0.63%
Ratio of net investment income (loss) to average net assets	4.69%	4.82%	4.88%	4.99%	5.02%
Portfolio turnover	41%	34%	31%	52%	35%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses (annualized)[2]	0.70%	0.65%	0.62%	0.60%	0.80%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Tax-Free and Municipal Bond Funds Prospectus	25

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Colorado Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The Colorado Tax-Free Fund seeks a high level of current income exempt from federal income tax and Colorado individual income tax consistent with the preservation of capital.

Investment Strategies

We invest in investment-grade municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States.

Under normal circumstances, the Fund’s average portfolio maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund’s dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Colorado individual income tax;

•	up to 25% of total assets in securities of related issuers or in securities of any one issuer;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Municipal Securities” and Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund’s investments. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Colorado municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	27

Colorado Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON AUGUST 23, 1993

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$11.01	$10.62	$10.40
Income from investment operations:
Net investment income (loss)	0.50	0.52	0.53
Net realized and unrealized gain (loss) on investments	(0.37)	0.39	0.22
Total income from investment operations	0.13	0.91	0.75
Less distributions:
Dividends from net investment income	(0.50)	(0.52)	(0.53)
Distributions from net realized gains	0.00	0.00	0.00
Total distributions	(0.50)	(0.52)	(0.53)
Net asset value, end of period	$10.64	$11.01	$10.62
Total return[1]	1.18%	8.70%	7.33%
Ratios/supplemental data:
Net assets, end of period (000s)	$41,196	$51,730	$50,630
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.62%	4.76%	5.01%
Portfolio turnover	31%	37%	28%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.73%	0.71%	0.70%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

June 30, 2001	June 30, 2000
$9.84	$10.30

0.55	0.54
0.56	(0.45)
1.11	0.09

(0.55)	(0.54)
0.00	(0.01)
(0.55)	(0.55)
$10.40	$9.84
11.54%	0.97%

$47,538	$44,161

0.60%	0.60%
5.38%	5.42%
37%	106%
0.67%	0.86%

Tax-Free and Municipal Bond Funds Prospectus	29

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Minnesota Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The Minnesota Tax-Free Fund seeks a high level of current income exempt from federal income tax and Minnesota individual income tax, without assuming undue risk.

Investment Strategies

We invest in municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States. We invest principally in municipal securities with interest exempt from federal income tax and Minnesota individual income tax. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund’s assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio whereas at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax.

There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund’s dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Minnesota individual income tax;

•	up to 25% of total assets in securities of related issuers or in securities of any one issuer;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	up to 25% of total assets in below investment-grade municipal securities, including unrated securities which we classify as below investment-grade quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as “high yield/high risk securities” or “junk bonds,” which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Minnesota municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	31

Minnesota Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON AUGUST 2, 1993

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$11.27	$10.84	$10.67
Income from investment operations:
Net investment income (loss)	0.49	0.49	0.52
Net realized and unrealized gain (loss) on investments	(0.39)	0.43	0.17
Total income from investment operations	0.10	0.92	0.69
Less distributions:
Dividends from net investment income	(0.48)	(0.49)	(0.52)
Distributions from net realized gains	0.00	0.00	0.00
Total distributions	(0.48)	(0.49)	(0.52)
Net asset value, end of period	$10.89	$11.27	$10.84
Total return[1]	0.86%	8.67%	6.58%
Ratios/supplemental data:
Net assets, end of period (000s)	$143,410	$185,450	$193,327
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.35%	4.43%	4.78%
Portfolio turnover	12%	23%	28%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.71%	0.65%	0.65%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

June 30, 2001	June 30, 2000
$10.18	$10.74

0.54	0.53
0.49	(0.55)
1.03	(0.02)

(0.54)	(0.53)
0.00	(0.01)
(0.54)	(0.54)
$10.67	$10.18
10.32%	(0.02)%

$24,860	$22,451

0.60%	0.60%
5.11%	5.22%
18%	69%
0.73%	0.91%

Tax-Free and Municipal Bond Funds Prospectus	33

Municipal Bond Fund

(The Fund is closed to new investors.)

Portfolio Managers:    Lyle J. Fitterer, CFA, CPA; Duane A. McAllister, CFA

Investment Objective

The Municipal Bond Fund seeks current income exempt from federal income tax.

Investment Strategies

We invest principally in municipal securities. We expect the Fund’s average effective maturity to be between five and twenty years. We conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. We invest in municipal securities that pay interest exempt from federal income tax.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, excluding the federal AMT, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities; and

•	up to 25% of total assets in below investment-grade debt securities.

We may invest any amount of our assets in securities, including municipal securities, that may produce income subject to the federal AMT.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “High Yield” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

34	Tax-Free and Municipal Bond Funds Prospectus

National Limited-Term Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The National Limited-Term Tax-Free Fund seeks current income exempt from federal income taxes.

Investment Strategies

We invest in investment grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 1 and 5 years, but this average will vary depending on anticipated market conditions. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including federal AMT; and

•	up to 25% of total assets in securities of issuers located in the same state or in related issuers.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Fund may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	35

National Limited-Term Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON OCTOBER 1, 1996

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$11.09	$10.73	$10.52
Income from investment operations:
Net investment income (loss)	0.29	0.37	0.43
Net realized and unrealized gain (loss) on investments	(0.28)	0.36	0.21
Total income from investment operations	0.01	0.73	0.64
Less distributions:
Dividends from net investment income	(0.29)	(0.37)	(0.43)
Distributions from net realized gains	0.00	0.00	0.00
Total distributions	(0.29)	(0.37)	(0.43)
Net asset value, end of period	$10.81	$11.09	$10.73
Total return[1]	0.06%	6.86%	6.16%
Ratios/supplemental data:
Net assets, end of period (000s)	$170,340	$152,835	$85,371
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.60%	3.29%	3.98%
Portfolio turnover	24%	40%	45%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.71%	0.71%	0.76%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

36	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

June 30, 2001	June 30, 2000
$10.19	$10.39

0.46	0.47
0.33	(0.20)
0.79	0.27

(0.46)	(0.47)
0.00	0.00
(0.46)	(0.47)
$10.52	$10.19
7.89%	2.64%

$62,111	$62,669

0.60%	0.61%
4.39%	4.53%
57%	48%
0.71%	0.86%

Tax-Free and Municipal Bond Funds Prospectus	37

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National Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The National Tax-Free Fund seeks current income exempt from federal income tax.

Investment Strategies

We invest in investment-grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, the Fund’s dollar-weighted average maturity will be between 10 and 20 years, but may vary depending on market conditions. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Fund may from time to time focus on investments in certain states or geographic regions, and its performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	39

National Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON AUGUST 2, 1993

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$10.53	$10.30	$10.22
Income from investment operations:
Net investment income (loss)	0.47	0.52	0.55
Net realized and unrealized gain (loss) on investments	(0.36)	0.22	0.08
Total income from investment operations	0.11	0.74	0.63
Less distributions:
Dividends from net investment income	(0.48)	(0.51)	(0.55)
Distributions from net realized gains	0.00	0.00	0.00
Total distributions	(0.48)	(0.51)	(0.55)
Net asset value, end of period	$10.16	$10.53	$10.30
Total return[1]	1.01%	7.34%	6.24%
Ratios/supplemental data:
Net assets, end of period (000s)	$183,520	$260,989	$294,132
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.60%	4.97%	5.30%
Portfolio turnover	63%	37%	39%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.70%	0.67%	0.63%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

40	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

June 30, 2001	June 30, 2000
$9.73	$10.22

0.56	0.55
0.49	(0.49)
1.05	0.06

(0.56)	(0.54)
0.00	(0.01)
(0.56)	(0.55)
$10.22	$9.73
11.01%	0.73%

$300,187	$244,626

0.60%	0.60%
5.53%	5.58%
27%	79%
0.61%	0.77%

Tax-Free and Municipal Bond Funds Prospectus	41

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Nebraska Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Mary Jo Sebrell

Investment Objective

The Nebraska Tax-Free Fund seeks current income exempt from federal income tax and Nebraska individual income tax.

Investment Strategies

We invest in investment-grade Nebraska municipal securities of varying maturities. The portfolio’s dollar-weighted average maturity will vary. Generally, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and to preserve capital by shortening maturity when we expect interest rates to increase.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Nebraska individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities,” “Municipal Securities” and “Non-Diversification” risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Nebraska municipal securities, events in Nebraska are likely to affect the Fund’s investments. The Nebraska economy is primarily based on agriculture and agricultural processing, but has become increasingly diversified with relatively steady growth in the manufacturing, services, finance, insurance and real estate industries. While these recent trends have helped diversify the Nebraska economy, it may still be significantly impacted by changes in agricultural conditions such as the weather, fluctuations in commodity markets, world agricultural production, import and export and decreases in federal agriculture subsidy and support programs. See the Statement of Additional Information for a more detailed discussion of the special circumstances affecting Nebraska municipal securities.

The State of Nebraska does not directly issue debt. The obligations issued by municipalities or political subdivisions that are permitted to issue debt are not backed by the State’s full faith and credit. Accordingly, the Fund relies on the availability of, and must individually analyze the economic condition of, securities issued by the various municipalities and public authorities in Nebraska.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 46. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	43

Nebraska Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the three periods ended June 30, and Deloitte & Touche LLP audited this information for the three periods ended August 31. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON SEPTEMBER 29, 1997

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value beginning of period	$10.44	$10.16	$10.06
Income from investment operations:
Net investment income (loss)	0.39	0.42	0.43
Net realized and unrealized gain (loss) on investments	(0.35)	0.37	0.13
Total from investment operations	0.04	0.79	0.56
Less distributions:
Dividends from net investment income	(0.39)	(0.42)	(0.43)
Distributions from net realized gain	(0.07)	(0.09)	(0.03)
Total from distributions	(0.46)	(0.51)	(0.46)
Net asset value, end of period	$10.02	$10.44	$10.16
Total return[4]	0.35%	7.91%	5.67%
Ratios/supplemental data:
Net assets, end of period (000s)	$46,253	$64,760	$66,453
Ratios to average net assets[5]:
Ratio of expenses to average net assets	0.83%	0.82%	0.83%
Ratio of net investment income (loss) to average net assets	3.83%	4.06%	4.27%
Portfolio turnover	9%	19%	31%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,6]	0.87%	0.87%	0.89%
[1]	For the period commencing September 29, 1997 (date of initial public investment).
[2]	The Fund changed its fiscal year-end from August 31 to June 30.
[3]	Distribution less than $0.01 per share.
[4]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

44	Tax-Free and Municipal Bond Funds Prospectus

Financial Highlights

June 30, 2001[2]	August 31, 2000	August 31, 1999	August 31, 1998[1]
$9.85	$9.76	$10.13	$10.00

0.36	0.42	0.42	0.39
0.21	0.09	(0.36)	0.13
0.57	0.51	0.06	0.52

(0.36)	(0.42)	(0.42)	(0.39)
0.00	0.00	(0.01)	(0.00)[3]
(0.36)	(0.42)	(0.43)	(0.39)
$10.06	$9.85	$9.76	$10.13
5.97%	5.43%	0.54%	5.29%

$64,929	$63,305	$68,443	$67,372

0.82%	0.88%	0.83%	0.87%
4.40%	4.38%	4.17%	4.22%
45%	30%	7%	8%
0.91%	0.88%	0.84%	0.87%

Tax-Free and Municipal Bond Funds Prospectus	45

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment will—increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Municipal Bond Fund employs an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment grade securities.

•	The Funds may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

46	Tax-Free and Municipal Bond Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Tax-Free and Municipal Bond Funds Prospectus	47

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)	CALIFORNIA LIMITED-TERM TAX-FREE	CALIFORNIA TAX-FREE	COLORADO TAX-FREE	MINNESOTA TAX-FREE	MUNICIPAL BOND	NATIONAL LIMITED-TERM TAX-FREE	NATIONAL TAX-FREE	NEBRASKA TAX-FREE
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile and less liquid and are subject
to greater risk of default.

	Interest Rate and Credit Risk				●	●

Illiquid Securities

A security which may not be sold or disposed of in the
ordinary course of business within seven days of approximately the value determined for it by the Fund. Limited to 15%
of net assets.

	Liquidity Risk	●	●	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits
(currently one third of total assets, including the
value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●	●

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional interests in
pools of consumer loans, such as mortgage loans, car loans,
credit card debt, or receivables held in trust.

	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●	●

48	Tax-Free and Municipal Bond Funds Prospectus

INVESTMENT PRACTICE	PRINCIPAL RISK(S)	CALIFORNIA LIMITED-TERM TAX-FREE	CALIFORNIA TAX-FREE	COLORADO TAX-FREE	MINNESOTA TAX-FREE	MUNICIPAL BOND	NATIONAL LIMITED-TERM TAX-FREE	NATIONAL TAX-FREE	NEBRASKA TAX-FREE

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●	●
Private Activity Bonds Bonds that pay interest subject to the federal alternative minimum tax. Limited to 20% of net assets.	Interest Rate and Credit Risk	●	●	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter- Party Risk	●	●	●	●	●	●	●	●

Tax-Free and Municipal Bond Funds Prospectus	49

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provides services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

50	Tax-Free and Municipal Bond Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Municipal Bond Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for each of the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of the Funds pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc., (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Tax-Free and Municipal Bond Funds Prospectus	51

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

52	Tax-Free and Municipal Bond Funds Prospectus

How to Buy Shares

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least [$10] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee;

•	Registered investment adviser account programs that charge an asset based fee;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios);

•	Trust Department of Wells Fargo Bank purchasing shares on behalf of their clients in a fiduciary capacity; and

•	Institutions who invest a minimum initial amount of $1 million in a Fund.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the

Tax-Free and Municipal Bond Funds Prospectus	53

Your Account	How to Buy Shares

Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

54	Tax-Free and Municipal Bond Funds Prospectus

How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Tax-Free and Municipal Bond Funds Prospectus	55

Your Account

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

56	Tax-Free and Municipal Bond Funds Prospectus

Exchanges

excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Tax-Free and Municipal Bond Funds Prospectus	57

Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income monthly and realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal and certain state income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please also see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. Such distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to the state’s individual income taxes if the Fund primarily invests in such securities. For example, you generally won’t be subject to Minnesota individual income tax on distributions from the Minnesota Tax-Free Fund to the extent such distributions are attributable to the Fund’s Minnesota state and municipal tax-exempt securities, although a portion of such distributions could be subject to Minnesota AMT. Distributions from a Fund’s ordinary income from other sources and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct any distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

58	Tax-Free and Municipal Bond Funds Prospectus

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Tax-Free and Municipal Bond Funds Prospectus	59

Portfolio Managers

Arthur C. Evans

Colorado Tax-Free Fund since 2000

Minnesota Tax-Free Fund since 2004

National Limited-Term Tax-Free Fund since 2000

National Tax-Free Fund since 2001

Nebraska Tax-Free Fund since 2004

Mr. Evans joined Wells Capital Management in 2000 managing public fixed income and municipal bond mutual funds and administrator private accounts on the Tax-Exempt Fixed Income Team. Prior to joining the firm in 2000, Mr. Evans was responsible for the investment operations of PennCorp Financial Group, a $6 billion life and health insurance company, as its Chief Investment Officer from 1995 to 1999. He was also an institutional portfolio manager with Blackrock Financial Management in 1995, and a municipal trader/strategist with Conning Asset Management from 1993 to 1995. Mr. Evans earned his M.B.A. degree from the Fuqua School of Business, Duke University in 1990. He also earned his B.A. degree in business administration—finance from the University of Texas at Austin in 1986.

Lyle J. Fitterer, CFA, CPA

Municipal Bond Fund and its predecessor since 2000

Mr. Fitterer joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management he was with Strong Capital Management (“SCM”) since 1989 where he served as Director of Fixed Income since 2004. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM’s hedge funds and equity mutual funds and was a portfolio manager from January 1996 to November 1998 and returned to portfolio management in March 2000. He joined Strong Administrator Client Services as Managing Director in November 1998, where he was responsible for overseeing the administrator and intermediary sales organization. He received his B.S. degree in Accounting from the University of North Dakota.

Stephen Galiani

California Limited-Term Tax-Free Fund since 2001

California Tax-Free Fund and its predecessor since 1999

Colorado Tax-Free Fund since 2000

Minnesota Tax-Free Fund since 2004

National Limited-Term Tax-Free Fund since 2004

National Tax-Free Fund since 2000

Mr. Galiani joined Wells Capital Management in 1997 and is the firm’s Managing Director for Municipals with overall managerial responsibility for municipal strategy, portfolio management, credit research and trade execution. Prior to Wells Capital Management, he served as Director of Fixed Income from 1995 to 1997 for Qualivest Capital Management. He was President from 1990 to 1995 of Galiani Asset Management Corporation, an independent advisory practice. Mr. Galiani earned his B.A. degree in English from Manhattan College and his MBA from Boston University.

Duane A. McAllister, CFA

Municipal Bond Fund and its predecessor since 2005

Mr. McAllister joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management he was a municipal fund portfolio manager with SCM since May 2002. Prior to joining SCM, Mr. McAllister was a portfolio manager at AAL Capital Management Corporation from November 1995 to April 2002. From May 1994 to October 1995, he was a portfolio manager for Duff & Phelps Investment Management Company. Mr. McAllister received his bachelor’s degree in finance from Northern Illinois University.

60	Tax-Free and Municipal Bond Funds Prospectus

Mary Jo Sebrell

Nebraska Tax-Free Fund since 2004

Ms. Sebrell began her career in the investment industry in 1972 and joined Wells Capital Management in 1982 where she has managed public fixed income and municipal bond funds and individual municipal bond portfolios on the Tax-Exempt Fixed Income Team. She is currently a Principal and Portfolio Manager in the Municipal Fixed Income Group of Wells Capital Management. Ms. Sebrell earned a B.A. degree in Elementary Education from Washburn University, in Topeka, Kansas, and has served as secretary, treasurer and program chairperson of the California Society of Municipal Analysts.

Tax-Free and Municipal Bond Funds Prospectus	61

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

62	Tax-Free and Municipal Bond Funds Prospectus

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical rating organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by the borrowers, the investors receive payments of interest and principal.

Municipal Securities

Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Tax-Free and Municipal Bond Funds Prospectus	63

Glossary

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

64	Tax-Free and Municipal Bond Funds Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P015 (04/05)

ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Tax-Free and Municipal Bond Funds

Prospectus

Wells Fargo Advantage Ultra Short-Term Municipal Income Fund

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Ultra Short-Term Municipal Income Fund

Ultra Short-Term Municipal Income Fund Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Ultra Short-Term Municipal Income Fund	Seeks current income exempt from federal income tax consistent with capital preservation.

4	Ultra Short-Term Municipal Income Fund Prospectus

PRINCIPAL STRATEGIES

We invest principally in very short-term municipal securities. The Fund’s average effective maturity is usually year or less.

Ultra Short-Term Municipal Income Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions on page 12;

•	the “Additional Strategies and General Investment Risks” section beginning on page 13; and

•	the Fund’s Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

Debt Securities

The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

High Yield Securities

The Fund invests in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Municipal Securities

The Fund invests in municipal securities that rely on the creditworthiness or revenue production of their issuers or ancillary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, the Fund may own different obligations that pay interest based on the revenue of similar projects.

Although we strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax (“AMT”), some income earned by Fund investments may be subject to such taxes.

The Fund take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

6	Ultra Short-Term Municipal Income Fund Prospectus

U.S. Government Obligations

The Fund invests in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

Ultra Short-Term Municipal Income Fund Prospectus	7

Performance History

The Ultra Short-Term Municipal Income Fund has been in operation for less than one calendar year; therefore, no performance is shown for the Fund.

8	Ultra Short-Term Municipal Income Fund Prospectus

Ultra Short-Term Municipal Income Fund Summary of Expenses

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
Ultra Short-Term Municipal Income Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Ultra Short-Term Municipal Income Fund
Management Fees[1]	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.17%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.52%
Fee Waivers	0.15%

NET EXPENSES[3]	0.37%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets from $0 to $499 million; 0.35% for assets from $500 million to $999 million; 0.30% for assets from $1 billion to $2.99 billion; 0.275% for assets from $3 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.
[2]	Other expenses are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

Ultra Short-Term Municipal Income Fund Prospectus	9

Ultra Short-Term Municipal Income Fund Summary of Expenses

EXAMPLE OF EXPENSES

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

Ultra Short-Term Municipal Income Fund
1 YEAR	$ 38
3 YEARS	$136
5 YEARS	$260
10 YEARS	$623

10	Ultra Short-Term Municipal Income Fund Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Ultra Short-Term Municipal Income Fund Prospectus	11

Ultra Short-Term Municipal Income Fund

Portfolio Manager:    Lyle J. Fitterer, CFA, CPA

Investment Objective

The Ultra Short-Term Municipal Income Fund seeks current income exempt from federal income tax consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a portfolio of short-term municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate securities, and other short-term debt securities; and

•	up to 10% of total assets in below investment-grade debt securities.

We may invest any amount of our total assets in securities, including municipal securities, that may produce income subject to the federal AMT.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB-” by S&P or “Ba-” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6.

We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 13. These considerations are all important to your investment choice.

12	Ultra Short-Term Municipal Income Fund Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment will—increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment grade securities.

•	The Fund may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Ultra Short-Term Municipal Income Fund Prospectus	13

Additional Strategies and General Investment Risks

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

14	Ultra Short-Term Municipal Income Fund Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile and less liquid and are subject
to greater risk of default.

Interest Rate and Credit Risk

Illiquid Securities

A security which may not be sold or disposed of in the
ordinary course of business within seven days of approximately the value determined for it by the Fund. Limited to 15%
of net assets.

Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits
(currently one third of total assets, including the
value of collateral received).

Credit, Counter-Party and Leverage Risk

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional interests in
pools of consumer loans, such as mortgage loans, car loans,
credit card debt, or receivables held in trust.

Interest Rate, Credit and Prepayment/Extension Risk

Ultra Short-Term Municipal Income Fund Prospectus	15

Additional Strategies and General Investment Risks

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Private Activity Bonds Bonds that pay interest subject to the federal alternative minimum tax. Limited to 20% of net assets.	Interest Rate and Credit Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter- Party Risk

16	Ultra Short-Term Municipal Income Fund Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Fund. This section shows how the Fund are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

Ultra Short-Term Municipal Income Fund Prospectus	17

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc., (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

18	Ultra Short-Term Municipal Income Fund Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	Requests to buy or sell shares of the Fund are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Ultra Short-Term Municipal Income Fund Prospectus	19

Your Account

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Fund should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Fund and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund; and

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics.

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least [$100] million in plan assets;

•	Broker-dealer managed account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Registered investment adviser account programs that charge an asset based fee, have program assets of at least [$100] million and trade via omnibus accounts;

•	Internal Revenue Code Section 529 plans;

•	Fund of Funds advised by Funds Management (WealthBuilder Portfolios and Life Stage Portfolios); and

•	Institutions who invest a minimum initial amount of $5 million in a Fund.

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or its affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering

20	Ultra Short-Term Municipal Income Fund Prospectus

How to Buy Shares

inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

Ultra Short-Term Municipal Income Fund Prospectus	21

Your Account How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of the Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

22	Ultra Short-Term Municipal Income Fund Prospectus

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management

Ultra Short-Term Municipal Income Fund Prospectus	23

Your Account	Exchanges

monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

24	Ultra Short-Term Municipal Income Fund Prospectus

Other Information

Income and Gain Distributions

The Fund makes distributions of any net investment income monthly and realized net capital gains distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal and certain state income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please also see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. Distributions from the Fund’s ordinary income from other sources and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct any distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Absent further legislation, this reduced rate of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Ultra Short-Term Municipal Income Fund Prospectus	25

Other Information

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage to the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Service at 1-800-222-8222 or contact your customer account representative.

Transaction Authorizations

The Fund generally requires Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

26	Ultra Short-Term Municipal Income Fund Prospectus

Portfolio Manager

Lyle J. Fitterer, CFA, CPA

Ultra Short-Term Municipal Income Fund and its predecessor since 2000

Mr. Fitterer joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management he was with Strong Capital Management (“SCM”) since 1989 where he served as Director of Fixed Income since 2004. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM’s hedge funds and equity mutual funds and was a portfolio manager from January 1996 to November 1998 and returned to portfolio management in March 2000. He joined Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization. He received his B.S. degree in Accounting from the University of North Dakota.

Ultra Short-Term Municipal Income Fund Prospectus	27

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

28	Ultra Short-Term Municipal Income Fund Prospectus

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical rating organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by the borrowers, the investors receive payments of interest and principal.

Municipal Securities

Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Ultra Short-Term Municipal Income Fund Prospectus	29

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P (04/05) ICA Reg. No. 811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Tax-Free and Municipal Bond Funds

Prospectus

Wells Fargo Advantage Ultra Short-Term Municipal

Income Fund

Advisor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Ultra Short-Term Municipal Income Fund

Ultra Short-Term Municipal Income Fund Overview

See the Fund description in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Ultra Short-Term Municipal Income Fund	Seeks current income exempt from federal income tax consistent with capital preservation.

4	Ultra Short-Term Municipal Income Fund Prospectus

PRINCIPAL STRATEGIES

We invest principally in very short-term municipal securities. The Fund’s average effective maturity is usually year or less.

Ultra Short-Term Municipal Income Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund description on page 12;

•	the “Additional Strategies and General Investment Risks” section beginning on page 13; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Debt Securities

The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund’s portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

High Yield Securities

The Fund invests in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Municipal Securities

The Fund invests in municipal securities that rely on the creditworthiness or revenue production of their issuers or ancillary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, the Fund may own different obligations that pay interest based on the revenue of similar projects.

Although we strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax (“AMT”), some income earned by Fund investments may be subject to such taxes.

The Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

6	Ultra Short-Term Municipal Income Fund Prospectus

U.S. Government Obligations

The Fund invests in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

Ultra Short-Term Municipal Income Fund Prospectus	7

Performance History

The Ultra Short-Term Municipal Income Fund has been in operation for less than one calendar year; Therefore, no performance is shown for the Fund.

8	Ultra Short-Term Municipal Income Fund Prospectus

Ultra Short-Term Municipal Income Fund	Summary of Expenses

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
Ultra Short-Term Municipal Income Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Ultra Short-Term Municipal Income Fund
Management Fees[1]	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.62%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.97%
Fee Waivers	0.17%

NET EXPENSES[3]	0.80%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Funds will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets from $0 to $499 million; 0.35% for assets from $500 million to $999 million; 0.30% for assets from $1 billion to $2.99 billion; 0.275% for assets from $3 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.
[2]	Other expenses are based on estimates for the current fiscal year. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

Ultra Short-Term Municipal Income Fund Prospectus	9

Ultra Short-Term Municipal Income Fund Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

Ultra Short-Term Municipal Income Fund
1 YEAR	$ 82
3 YEARS	$ 274
5 YEARS	$ 502
10 YEARS	$1,158

10	Ultra Short-Term Municipal Income Fund Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning “80% of the Fund’s assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Ultra Short-Term Municipal Income Fund Prospectus	11

Ultra Short-Term Municipal Income Fund

Portfolio Manager:    Lyle J. Fitterer, CFA, CPA

Investment Objective

The Ultra Short-Term Municipal Income Fund seeks current income exempt from federal income tax consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a portfolio of short-term municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate securities, and other short-term debt securities; and

•	up to 10% of total assets in below investment-grade debt securities.

We may invest any amount of our total assets in securities, including municipal securities, that may produce income subject to the federal AMT.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB-” by S&P or “Ba-” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6.

We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 13. These considerations are all important to your investment choice.

12	Ultra Short-Term Municipal Income Fund Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment will—increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment grade securities.

•	The Fund may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective.

Ultra Short-Term Municipal Income Fund Prospectus	13

Additional Strategies and General Investment Risks

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

14	Ultra Short-Term Municipal Income Fund Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile and less liquid and are subject
to greater risk of default.

Interest Rate and Credit Risk

Illiquid Securities

A security which may not be sold or disposed of in the
ordinary course of business within seven days of approximately the value determined for it by the Fund. Limited to 15%
of net assets.

Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits
(currently one third of total assets, including the
value of collateral received).

Credit, Counter-Party and Leverage Risk

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional interests in
pools of consumer loans, such as mortgage loans, car loans,
credit card debt, or receivables held in trust.

Interest Rate, Credit and Prepayment/Extension Risk

Ultra Short-Term Municipal Income Fund Prospectus	15

Additional Strategies and General Investment Risks

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Private Activity Bonds Bonds that pay interest subject to the federal alternative minimum tax. Limited to 20% of net assets.	Interest Rate and Credit Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter- Party Risk

16	Ultra Short-Term Municipal Income Fund Prospectus

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Fund’s business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provides services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Ultra Short-Term Municipal Income Fund Prospectus	17

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc., (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

18	Ultra Short-Term Municipal Income Fund Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting the Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Fund is open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Ultra Short-Term Municipal Income Fund Prospectus	19

Your Account How to Buy Shares

Typically, Advisor Class shares are bought and held by the Institution through which you are investing. Investors interested in purchasing Advisor Class shares of the Fund should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at a financial intermediary in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Advisor Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis; and

•	Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Funds;

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

Minimum Investments

Investors are required to make a minimum initial investment of $1,000 per Fund, or $250 for a retirement account, and $100 for each investment after the initial investment. Institutions may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

20	Ultra Short-Term Municipal Income Fund Prospectus

How to Sell Shares

Advisor Class shares must be redeemed in accordance with the account agreement governing your Customer Account through which you hold your shares. Please read the account agreement for rules governing selling shares, and contact your selling agent or Institution with any questions.

GENERAL NOTES FOR SELLING SHARES

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day, and the proceeds distributed the next business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Ultra Short-Term Municipal Income Fund Prospectus	21

Your Account Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment.

•	Excessive trading by Fund shareholders can negatively impact the Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact the Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund’s policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial

22	Ultra Short-Term Municipal Income Fund Prospectus

intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Fund’s policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Ultra Short-Term Municipal Income Fund Prospectus	23

Other Information

Income and Gain Distributions

The Fund makes distributions of any net investment income monthly and realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal and certain state income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please also see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. Distributions from the Fund’s ordinary income from other sources and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct any distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

24	Ultra Short-Term Municipal Income Fund Prospectus

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Ultra Short-Term Municipal Income Fund Prospectus	25

Portfolio Manager

Lyle J. Fitterer, CFA, CPA

Ultra Short-Term Municipal Income Fund and its predecessor since 2000

Mr. Fitterer joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management he was with Strong Capital Management (“SCM”) since 1989 where he served as Director of Fixed Income since 2004. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM’s hedge funds and equity mutual funds and was a portfolio manager from January 1996 to November 1998 and returned to portfolio management in March 2000. He joined Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization. He received his B.S. degree in Accounting from the University of North Dakota.

26	Ultra Short-Term Municipal Income Fund Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies,

Ultra Short-Term Municipal Income Fund Prospectus	27

Glossary

foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical rating organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by the borrowers, the investors receive payments of interest and principal.

Municipal Securities

Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

28	Ultra Short-Term Municipal Income Fund Prospectus

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Ultra Short-Term Municipal Income Fund Prospectus	29

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

Printed on Recycled Paper

P (04/05)

ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Advantage Tax-Free and Municipal Bond Funds

Prospectus

Wells Fargo Advantage Intermediate Tax-Free Fund

Wells Fargo Advantage Municipal Bond Fund

Wells Fargo Advantage Short-Term Municipal Bond Fund

Wells Fargo Advantage Ultra Short-Term Municipal

Income Fund

Wells Fargo Advantage Wisconsin Tax-Free Fund

Investor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Tax-Free and Municipal Bond Funds

Tax-Free Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Intermediate Tax-Free Fund	Seeks current income exempt from federal income tax.

Municipal Bond Fund	Seeks current income exempt from federal income tax.

Short-Term Municipal Bond Fund	Seeks current income exempt from federal income tax consistent with capital preservation.

Ultra Short-Term Municipal Income Fund	Seeks current income exempt from federal income tax consistent with capital preservation.

Wisconsin Tax-Free Fund	Seeks a high level of current income exempt from federal income tax and Wisconsin individual income tax, without assuming undue risk.

4	Tax-Free and Municipal Bond Funds Prospectus

PRINCIPAL STRATEGIES

We invest principally in municipal securities. The Fund’s average effective maturity will typically be between three and ten years.

We invest principally in municipal bonds, including long-term, higher- and medium-quality municipal bonds. We conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund’s average effective maturity will typically be between five and twenty years.

We invest principally in municipal securities. We seek current income with a low degree of share-price fluctuation. The Fund’s average effective maturity will typically be three or less.

We invest principally in very short-term municipal securities. The Fund’s average effective maturity is usually year or less.

We invest principally in municipal securities. These securities may include debt obligations issued by (a) Wisconsin and its subdivisions, authorities, instrumentalities and corporations, (b) U.S. territories and possessions; and (c) any other issuer whose securities are exempt from federal income tax and Wisconsin individual income tax. The Fund’s average effective maturity will typically be between five and twenty years.

Tax-Free and Municipal Bond Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 13;

•	the “Additional Strategies and General Investment Risks” section beginning on page 18; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

High Yield Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Municipal Securities

The Funds invest in municipal securities that rely on the creditworthiness or revenue production of their issuers or ancillary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.

Although we strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT, some income earned by Fund investments may be subject to such taxes.

The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

6	Tax-Free and Municipal Bond Funds Prospectus

U.S. Government Obligations

Certain of the Funds invest in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

Tax-Free and Municipal Bond Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Intermediate Tax-Free Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Municipal Bond Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Short-Term Municipal Bond Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Ultra Short-Term Municipal Income Fund	The Fund is primarily subject to the risks described in the “Common Risks for the Funds” section on page 6. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Wisconsin Tax-Free Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Fund invests principally in obligations of Wisconsin issuers, and so may be subject to risks associated with the economic conditions in the State of Wisconsin, which could affect Wisconsin municipal securities. For example, the Wisconsin economy relies significantly on its dairy, motor vehicle, and paper product industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin’s municipal securities.

In addition, our active trading investment strategy results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

8	Tax-Free and Municipal Bond Funds Prospectus

Performance History

The Funds in this prospectus have been in operation less than one calendar year; therefore, no performance is shown for the Funds.

Tax-Free and Municipal Bond Funds Prospectus	9

Tax-Free and Municipal Bond Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Intermediate Tax-Free Fund	Municipal Bond Fund	Short-Term Municipal Bond Fund	Ultra Short-Term Municipal Income Fund	Wisconsin Tax-Free Fund
Management Fees[1]	0.40%	0.40%	0.39%	0.35%	0.40%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.94%	0.82%	0.75%	0.79%	0.95%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.34%	1.22%	1.14%	1.14%	1.35%
Fee Waivers	0.59%	0.42%	0.48%	0.42%	0.60%

NET EXPENSES[3]	0.75%	0.80%	0.66%	0.72%	0.75%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.40% for assets from $0 to $499 million; 0.35% for assets from $500 million to $999 million; 0.30% for assets from $1 billion to $2.99 billion; 0.275% for assets from $3 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses are based on estimates for the current fiscal year.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10	Tax-Free and Municipal Bond Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

	Intermediate Tax-Free Fund	Municipal Bond Fund	Short-Term Municipal Bond Fund	Ultra Short-Term Municipal Income Fund	Wisconsin Tax-Free Fund
1 YEAR	$77	$82	$67	$74	$77
3 YEARS	$305	$302	$264	$277	$306
5 YEARS	$618	$587	$532	$544	$621
10 YEARS	$1,506	$1,401	$1,298	$1,309	$1,516

Tax-Free and Municipal Bond Funds Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Tax-Free and Municipal Bond Funds Prospectus

Intermediate Tax-Free Fund

Portfolio Managers:    Lyle J. Fitterer, CFA, CPA; Duane A. McAllister, CFA

Investment Objective

The Intermediate Tax-Free Fund seeks current income exempt from federal income tax.

Investment Strategies

We invest principally in municipal securities. We expect the Fund’s average effective maturity to be between three and ten years. We conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving—based on improving financial trends, positive industry/sector dynamics, improving economic conditions or specific demographic trends. We invest in municipal securities that pay interest exempt from both federal income tax and the federal AMT.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and the federal AMT;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including the federal AMT, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities; and

•	up to 15% of total assets in below investment-grade debt securities.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	13

Municipal Bond Fund

Portfolio Managers:    Lyle J. Fitterer, CFA, CPA; Duane A. McAllister, CFA

Investment Objective

The Municipal Bond Fund seeks current income exempt from federal income tax.

Investment Strategies

We invest principally in municipal securities. We expect the Fund’s average effective maturity to be between five and twenty years. We conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. We invest in municipal securities that pay interest exempt from federal income tax.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, excluding the federal AMT, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities; and

•	up to 25% of total assets in below investment-grade debt securities.

We may invest any amount of our assets in securities, including municipal securities, that may produce income subject to the federal AMT.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

14	Tax-Free and Municipal Bond Funds Prospectus

Short-Term Municipal Bond Fund

Portfolio Manager:    Lyle J. Fitterer, CFA, CPA

Investment Objective

The Short-Term Municipal Bond Fund seeks current income exempt from federal income tax consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a portfolio of short-term municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax. We conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Under normal circumstances, we expect the Fund’s average effective maturity to be three years or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities; and

•	up to 15% of total assets in below investment-grade debt securities.

We may invest any amount of our total assets in securities, including municipal securities, that may produce income subject to the federal AMT.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	15

Ultra Short-Term Municipal Income Fund

Portfolio Manager:    Lyle J. Fitterer, CFA, CPA

Investment Objective

The Ultra Short-Term Municipal Income Fund seeks current income exempt from federal income tax consistent with capital preservation.

Investment Strategies

We seek current income consistent with capital preservation by investing in a portfolio of short-term municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax. Under normal circumstances, we expect the Fund’s average effective maturity to be one year or less.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate securities, and other short-term debt securities; and

•	up to 10% of total assets in below investment-grade debt securities.

We may invest any amount of our total assets in securities, including municipal securities, that may produce income subject to the federal AMT.

As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least “BB-” by S&P or “Ba-” by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under the “Common Risks for the Funds” on page 6.

We invest in debt securities that are low or below investment-grade categories, or are unrated. These securities are ‘high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

16	Tax-Free and Municipal Bond Funds Prospectus

Wisconsin Tax-Free Fund

Portfolio Manager:    Lyle J. Fitterer, CFA, CPA

Investment Objective

The Wisconsin Tax-Free Fund seeks a high level of current income exempt from federal income tax and Wisconsin individual income tax, without assuming undue risk.

Investment Strategies

We invest principally in municipal securities with interest exempt from both federal income tax (including federal AMT) and Wisconsin individual income tax. These securities may include debt obligations issued by (a) Wisconsin and its subdivisions, authorities, instrumentalities and corporations, (b) U.S. territories and possessions; and (c) any other issuer whose securities are exempt from federal income tax and Wisconsin individual income tax. We expect the Fund’s average effective maturity to be between five and twenty years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Wisconsin individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities;

•	up to 25% of total assets in below investment-grade debt securities;

•	up to 25% of total assets in industrial development bonds; and

•	up to 25% of total assets in municipal leases.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. We invest in debt securities that are in low or below investment-grade categories, or are unrated. These securities are “high risk” securities and are sometimes referred to as “junk bonds.” Such securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Since we invest heavily in Wisconsin municipal securities, events in Wisconsin are likely to affect the Fund’s investments. The Wisconsin economy relies significantly on its dairy, motor vehicle, and paper processing industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Wisconsin municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 18. These considerations are all important to your investment choice.

Tax-Free and Municipal Bond Funds Prospectus	17

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment will—increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds employ an active trading investment strategy that results in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

•	Each Fund may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment grade securities.

•	The Funds may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

18	Tax-Free and Municipal Bond Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Tax-Free and Municipal Bond Funds Prospectus	19

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		INTERMEDIATE TAX-FREE	MUNICIPAL BOND	SHORT-TERM MUNICIPAL BOND	ULTRA SHORT-TERM MUNICIPAL INCOME	WISCONSIN TAX FREE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile and less liquid and are subject
to greater risk of default.

	Interest Rate and Credit Risk	●	●	●	●	●

Illiquid Securities

A security which may not be sold or disposed of in the
ordinary course of business within seven days of approximately the value determined for it by the Fund. Limited to 15%
of net assets.

	Liquidity Risk	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits
(currently one third of total assets, including the
value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional interests in
pools of consumer loans, such as mortgage loans, car loans,
credit card debt, or receivables held in trust.

	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●

20	Tax-Free and Municipal Bond Funds Prospectus

		INTERMEDIATE TAX-FREE	MUNICIPAL BOND	SHORT-TERM MUNICIPAL BOND	ULTRA SHORT-TERM MUNICIPAL INCOME	WISCONSIN TAX-FREE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●
Private Activity Bonds Bonds that pay interest subject to the federal alternative minimum tax. Limited to 20% of net assets.	Interest Rate and Credit Risk	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter- Party Risk	●	●	●	●	●

Tax-Free and Municipal Bond Funds Prospectus	21

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provides services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

22	Tax-Free and Municipal Bond Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management managed over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Funds will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Funds will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for each of the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc., (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Tax-Free and Municipal Bond Funds Prospectus	23

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

24	Tax-Free and Municipal Bond Funds Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which investors may purchase Investor Class shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative from your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the

Tax-Free and Municipal Bond Funds Prospectus	25

Your Account

National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

26	Tax-Free and Municipal Bond Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds: ATTN CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA
Att’n: Wells Fargo Funds (Name of Fund, Account # and Share Class)
Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028
Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Wisconsin Tax-Free Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

Tax-Free and Municipal Bond Funds Prospectus	27

Your Account How to Buy Shares

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222, for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our website or call an Investor Service Representative for hours of operation and directions to our Investor Center.

28	Tax-Free and Municipal Bond Funds Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargoadvantagefunds.com. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest.

•	To process your purchase, either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com. to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 27 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 27. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

Tax-Free and Municipal Bond Funds Prospectus	29

Your Account How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, for an Investor Services Representative, or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See “General Notes for Selling Shares,” below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

30	Tax-Free and Municipal Bond Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Tax-Free and Municipal Bond Funds Prospectus	31

Your Account Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of

32	Tax-Free and Municipal Bond Funds Prospectus

Exchanges

the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Tax-Free and Municipal Bond Funds Prospectus	33

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income monthly and realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written Medallion Guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

34	Tax-Free and Municipal Bond Funds Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Tax-Free and Municipal Bond Funds Prospectus	35

Additional Services and Other Information

Taxes

The following discussion regarding federal and certain state income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please also see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. Such distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to the state’s individual income taxes if the Fund primarily invests in such securities. For example, you generally won’t be subject to Wisconsin individual income tax on distributions from the Wisconsin Tax-Free Fund to the extent such distributions are attributable to the Fund’s Wisconsin state and municipal tax-exempt securities, although a portion of such distributions could be subject to Wisconsin AMT. Distributions from a Fund’s ordinary income from other sources and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct any distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Absent further legislation, this reduced rate of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

36	Tax-Free and Municipal Bond Funds Prospectus

Check Writing

Check writing is offered on the Investor Class shares of the Short-Term Municipal Bond and Ultra Short-Term Municipal Income Funds. Checks written on your account are subject to the Funds’ Prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system

Tax-Free and Municipal Bond Funds Prospectus	37

Additional Services and Other Information

and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

38	Tax-Free and Municipal Bond Funds Prospectus

Portfolio Managers

Lyle J. Fitterer, CFA, CPA

Intermediate Tax-Free Fund and its predecessor since 2001

Municipal Bond Fund and its predecessor since 2000

Short-Term Municipal Bond Fund and its predecessor since 2000

Ultra Short-Term Municipal Income Fund and its predecessor since 2000

Wisconsin Tax-Free Fund and its predecessor since 2001

Mr. Fitterer joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management he was with Strong Capital Management (“SCM”) since 1989 where he served as Director of Fixed Income since 2004. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM’s hedge funds and equity mutual funds and was a portfolio manager from January 1996 to November 1998 and returned to portfolio management in March 2000. He joined Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization. He received his B.S. degree in Accounting from the University of North Dakota.

Duane A. McAllister, CFA

Intermediate Tax-Free Fund and its predecessor since 2005

Municipal Bond Fund and its predecessor since 2005

Mr. McAllister joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management he was a municipal fund portfolio manager with SCM since May 2002. Prior to joining SCM, Mr. McAllister was a portfolio manager at AAL Capital Management Corporation from November 1995 to April 2002. From May 1994 to October 1995, he was a portfolio manager for Duff & Phelps Investment Management Company. Mr. McAllister received his B.A. degree in finance from Northern Illinois University.

Tax-Free and Municipal Bond Funds Prospectus	39

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Average Effective Maturity

The average maturity for the debt securities in a portfolio, which takes into consideration the possibility that the issuer may call the security before its maturity date.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

40	Tax-Free and Municipal Bond Funds Prospectus

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical rating organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Moody’s

A nationally recognized statistical ratings organization.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by the borrowers, the investors receive payments of interest and principal.

Municipal Securities

Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

S&P

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Tax-Free and Municipal Bond Funds Prospectus	41

Glossary

Selling Agent

A person who has an agreement with the Funds’ distributor that allows it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

42	Tax-Free and Municipal Bond Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargoadvantagefunds.com.

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

Printed on Recycled Paper

P (04/05)

ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Advantage Overland Express Sweep Fund

Prospectus

Wells Fargo Advantage Overland Express Sweep Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Overland Express Sweep Fund

Overland Express Sweep Fund Overview

See the individual Fund description in this Prospectus for further details.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Overland Express Sweep Fund	Seeks current income, while preserving capital and liquidity.

4	Overland Express Sweep Fund Prospectus

PRINCIPAL STRATEGY

We invest in high-quality money market instruments.

Overland Express Sweep Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund description beginning on page 12;

•	the “Additional Strategies and General Investment Risks” section beginning on page 14; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in the Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

The Fund invests in debt obligations, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in the Fund’s portfolio, including U.S. Government obligations. Debt obligations with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates affect the Fund’s yield to the extent they affect the yield of instruments available for purchase by the Fund.

6	Overland Express Sweep Fund Prospectus

Performance History

The information on this page shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five-, and ten-year periods are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results.

Overland Express Sweep Fund Calendar Year Returns*

Best Qtr.:	Q4 ‘00 • 1.38%	Worst Qtr.:	Q2 ‘03 • 0.03%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.05%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Overland Express Sweep Fund (Incept. 10/1/91)[1]	0.12%	2.68%	3.45%
iMoneyNet First Tier Retail Money Fund Average	0.52%	3.37%	4.82%
[1]	Performance shown for periods prior to December 15, 1997 reflects the performance of the predecessor Overland Express Funds, Inc. portfolio.

Overland Express Sweep Fund Prospectus	7

Overland Express Sweep Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. This table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

Overland Express Sweep Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Overland Express Sweep Fund
Management Fees[1]	0.28%
Distribution (12b-1) Fees	0.25%
Other Expenses[2]	0.55%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.08%
Fee Waivers	0.00%

NET EXPENSES[3]	1.08%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets from $0 to $999 million; 0.275% for assets from $1 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.
[2]	Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through July 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio may only be increased with the approval of the Board of Trustees.

8	Overland Express Sweep Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

Overland Express Sweep Fund
1 YEAR	$110
3 YEARS	$343
5 YEARS	$595
10 YEARS	$1,317

Overland Express Sweep Fund Prospectus	9

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategies

The investment objective of the Fund is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10	Overland Express Sweep Fund Prospectus

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Overland Express Sweep Fund

Investment Objective

The Overland Express Sweep Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers’ acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

The Fund may invest without limitation in high-quality, short-term obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 14. These considerations are all important to your investment choice.

12	Overland Express Sweep Fund Prospectus

Financial Highlights

The table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OVERLAND EXPRESS SWEEP FUND—COMMENCED ON OCTOBER 1, 1991

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	0.01	0.02	0.05	0.04
Net realized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00	0.01	0.02	0.05	0.04
Less distributions:
Dividends from net investment income	0.00	(0.01)	(0.02)	(0.05)	(0.04)
Distributions from net realized gain	0.00	0.00	(0.00)	(0.00)	(0.00)
Total from distributions	0.00	(0.01)	(0.02)	(0.05)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.10%[1]	0.52%	2.26%	5.35%	4.32%[1]
Ratios/supplemental data:
Net assets, end of period (000s)	$4,477,980	$5,084,538	$6,107,675	$4,924,869	$3,863,612
Ratios to average net assets:
Ratio of expenses to average net assets	1.07%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.10%	0.52%	2.13%	5.21%	4.29%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.35%	1.25%	1.25%	1.25%	1.29%
[1]	Total returns would have been lower had certain expenses not been waived/reimbursed during the period shown.
[2]	For the fiscal year ended March 31, 2000 and March 31, 2004, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Overland Express Sweep Fund Prospectus	13

Additional Strategies and General Investment Risks

Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Overland Express Sweep Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective. In particular, we cannot guarantee that the Fund will be able to maintain a $1.00 per share NAV.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	An investment in the Fund, by itself, does not constitute a complete investment plan.

•	The Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Fund.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt obligation will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk—The additional risks associated with foreign investments, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of a security. Generally, when interest rates increase, the value of a debt obligation decreases. The effect is usually more pronounced for securities with longer dates to maturity.

14	Overland Express Sweep Fund Prospectus

Leverage Risk—The risk that an investment practice, such as engaging in forward commitment or when-issued securities transactions, may increase the Fund’s exposure to market risk, interest rate risk, or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Overland Express Sweep Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a Schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Foreign Obligations Dollar-denominated debt obligations of non-U.S. companies, foreign banks, foreign governments and other foreign entities.	Foreign Investment, Liquidity and Regulatory Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 10% of net assets.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk

16	Overland Express Sweep Fund Prospectus

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Fund’s business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Overland Express Sweep Fund Prospectus	17

Organization and Management of the Fund

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[      ] billion in mutual fund assets.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Fund. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[      ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees that Funds Management receives for its services as the Fund’s adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

18	Overland Express Sweep Fund Prospectus

Distribution Plan

We have adopted a Distribution Plan (“Plan”) for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the distribution plan. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets.

This fee is paid out of the Fund’s assets on an ongoing basis. Over time, this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

Overland Express Sweep Fund Prospectus	19

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	We process requests to buy or sell shares of the Fund each business day. Requests the transfer agent receives in proper form generally are processed at 3:00 p.m. (ET) on the same day. If the markets close early, the Fund may close early and may value its shares at such earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	We determine the NAV of the Fund’s shares each business day. We determine the NAV by subtracting the Fund’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. We determine the NAV of the Overland Express Sweep Fund at 3:00 p.m. (ET). The Fund’s assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

Minimum Investments

•	Fund shares have no minimum initial or subsequent purchase requirements.

20	Overland Express Sweep Fund Prospectus

How to Buy Shares

You can buy Fund shares exclusively through a shareholder servicing agent who has entered into an agreement with us to make investments in the Fund on your behalf. Share purchases are made through your Customer Account with a shareholder servicing agent and are governed in accordance with the terms of the Customer Account. Shareholder servicing agents automatically invest or “sweep” balances in your Customer Account into shares of the Fund. Please contact your shareholder servicing agent for more information.

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Fund in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

Overland Express Sweep Fund Prospectus	21

Your Account

How to Sell Shares

Shares may be redeemed on any day your shareholder servicing agent is open for business in accordance with the terms of your Customer Account agreement. Please read your account agreement with your shareholder servicing agent. The shareholder servicing agent is responsible for the prompt transmission of your redemption order to the Fund. Proceeds of your redemption order will be credited to your Customer Account by your shareholder servicing agent. The Fund does not charge redemption fees.

GENERAL NOTES FOR SELLING SHARES

•	We process requests to sell shares each business day. Requests we receive in proper form before 3:00 p.m. (ET) generally are processed at 3:00 p.m. (ET) on the same day.

•	Requests we receive after the above-specified time are deemed to be received and are processed the next business day at the applicable NAV.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest it highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no financial incentive for an investor to attempt to market time investments into a money market Fund.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies (as described in the prospectus for the non-money market Fund), an account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

22	Overland Express Sweep Fund Prospectus

Other Information

Income and Gain Distributions

The Fund declares distributions of any net investment income daily and makes such distributions monthly. The Fund makes distributions of any realized net capital gains at least annually.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions of the Fund’s ordinary income, if any, generally will be taxable to you as ordinary income. Although the Fund does not expect to realize any capital gain, distributions of the Fund’s net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders will not be able to deduct any distributions when determining their taxable income. In general, Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Distributions from the Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. Following the end of every year, we will notify you of the federal income tax status of your distributions for the year.

In certain circumstances, Fund shareholders will be subject to back-up withholding.

As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

USA Patriot Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current days NAV.

Overland Express Sweep Fund Prospectus	23

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Generally, Monday through Friday with the exception of any day in which the New York Stock Exchange or Federal Reserve is closed.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Obligations

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Distributions

Disbursements of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Dollar-Denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value determined by the Fund.

Liquidity

The ability to readily sell a security at a fair price.

24	Overland Express Sweep Fund Prospectus

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of the Fund assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund’s distributors allowing it to sell the Fund shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Overland Express Sweep Fund Prospectus	25

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE

ANSWERED BY CALLING YOUR INVESTMENT

PROFESSIONAL

Printed on Recycled Paper

P013 (04/05)

ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Advantage Liquidity Reserve Money Market Fund

Prospectus

Wells Fargo Advantage Liquidity Reserve Money Market Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Liquidity Reserve Money Market Fund

Liquidity Reserve Money Market Fund Overview

See the Fund description in this Prospectus for further details.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Liquidity Reserve Money Market Fund	Seeks current income, while preserving capital and liquidity.

4	Liquidity Reserve Money Market Fund Prospectus

PRINCIPAL STRATEGY

We invest in high-quality money market instruments.

Liquidity Reserve Money Market Fund Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund description beginning on page 12;

•	the “Additional Strategies and General Investment Risks” section beginning on page 14; and

•	the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in the Fund. Generally, short-term funds do not earn as high a level of income as funds invested in longer-term instruments.

The Fund invests in debt obligations, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in the Fund’s portfolio, including U.S. Government obligations. Debt obligations with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates affect the Fund’s yield to the extent they affect the yield of instruments available for purchase by the Fund.

6	Liquidity Reserve Money Market Fund Prospectus

Performance History

The information on the following pages shows you how the Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-year and for the life of the Fund are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results.

Liquidity Reserve Money Market Fund Calendar Year Returns*

Best Qtr.:	Q1 ‘03 • 0.11%	Worst Qtr.:	Q3 ‘03 • 0.03%
*	The Fund’s year-to-date performance through June 30, 2004 was 0.06%.
To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	Life of Fund
Liquidity Reserve (Incept. 7/31/2002)	0.24%	0.42%
iMoneyNet First Tier Retail Money Fund Average	0.52%	0.68%

Liquidity Reserve Money Market Fund Prospectus	7

Liquidity Reserve Money Market Fund

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. This table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
Liquidity Reserve Money Market Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Liquidity Reserve Money Market Fund
Management Fees[1]	0.29%
Distribution (12b-1) Fees	0.25%
Other Expenses[2]	0.59%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.13%
Fee Waivers	0.13%

NET EXPENSES[3]	1.00%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets from $0 to $999 million; 0.275% for assets from $1 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Well Fargo & Company.
[3]	The adviser has committed through July 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio may only be increased with the approval of the Board of Trustees.

8	Liquidity Reserve Money Market Fund Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

Liquidity Reserve Money Market Fund
1 YEAR	$102
3 YEARS	$346
5 YEARS	$610
10 YEARS	$1,363

Liquidity Reserve Money Market Fund Prospectus	9

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser. “We” may also refer to the Fund’s other service providers. ”You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in the Fund:

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Investment Objective and Investment Strategy

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve; and

•	how we intend to invest your money.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for the Fund, including risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10	Liquidity Reserve Money Market Fund Prospectus

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Liquidity Reserve Money Market Fund

Investment Objective

The Liquidity Reserve Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategy

We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers’ acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

We may invest without limitation in high quality, short-term, dollar-denominated obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described under “Summary of Important Risks” on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 14. These considerations are all important to your investment choice.

12	Liquidity Reserve Money Market Fund Prospectus

Financial Highlights

The table is intended to help you understand the Fund’s financial performance for the past 5 years or the life of the Fund, if shorter. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	LIQUIDITY RESERVE MONEY MARKET FUND— COMMENCED ON JULY 31, 2002

For the period ended:	March 31, 2004	March 31, 2003
Net asset value, beginning of period	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	0.00
Net realized gain (loss) on investments	0.00	0.00
Total from investment operations	0.00	0.00
Less distributions:
Dividends from net investment income	0.00	0.00[1]
Distributions from net realized gain	0.00	0.00
Total from distributions	0.00	0.00
Net asset value, end of period	$1.00	1.00
Total return[2]	0.17%	0.46%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,734,451	$1,054,549
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.00%	0.92%
Ratio of net investment income (loss) to average net assets	0.16%	0.64%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.19%	1.07%
[1]	Rounds to less than $0.01.
[2]	Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Liquidity Reserve Money Market Fund Prospectus	13

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Liquidity Reserve Money Market Fund. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that the Fund will meet its investment objective. In particular, we cannot guarantee that the Fund will be able to maintain a $1.00 per share NAV.

•	We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Fund itself.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt obligation will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk—The additional risks associated with foreign investments, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of a security. Generally, when interest rates increase, the value of a debt obligation decreases. The effect is usually more pronounced for securities with longer dates to maturity.

14	Liquidity Reserve Money Market Fund Prospectus

Leverage Risk—The risk that an investment practice, such as engaging in forward commitment or when-issued securities transactions, may increase the Fund’s exposure to market risk, interest rate risk, or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Liquidity Reserve Money Market Fund Prospectus	15

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies section of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Foreign Obligations Dollar-denominated debt obligations of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Liquidity and Regulatory Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 10% of net assets.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk

16	Liquidity Reserve Money Market Fund Prospectus

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Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund’s activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Fund’s activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Fund’s investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Fund’s assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Fund’s business activities	Maintains records of shares and supervises the paying of dividends	Provide services to Customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

18	Liquidity Reserve Money Market Fund Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[    ] billion in mutual fund assets.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Fund. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as the Fund’s adviser.

The Administrator

Funds Management provides the Fund with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are characterized as payments for distribution-related services, they are approved and payable under the distribution plan. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets.

This fee is paid out of the Fund’s assets on an ongoing basis. Over time, this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

Liquidity Reserve Money Market Fund Prospectus	19

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	We process requests to buy or sell shares of the Fund each business day. Requests the transfer agent receives in proper form for the Fund before 3:00 p.m. (ET) generally are processed on the same day. If the markets close early, the Fund may close early and may value its shares at such earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	We determine the NAV of the Fund’s shares each business day. We determine the NAV by subtracting the Fund’s liabilities from its total assets, and then dividing the results by the total number of outstanding shares of that class. We determine the NAV of the Fund at 3:00 p.m. (ET). The Fund’s assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

Minimum Investments

•	Fund shares have no minimum initial or subsequent purchase requirements.

20	Liquidity Reserve Money Market Fund Prospectus

How to Buy and Sell Shares

How to Buy Shares

You can buy Fund Shares exclusively through a shareholder servicing agent who has entered into an agreement with us to make investments in the Fund on your behalf. Share purchases are made through your Customer Account with a shareholder servicing agent and are governed in accordance with the terms of the Customer Account. Shareholder servicing agents automatically invest or “sweep” balances in your Customer Account into shares of the Fund. Please contact your Shareholder Servicing Agent for more information.

In addition to payments received from the Fund, the Adviser, the Fund’s distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Fund for distribution and shareholder servicing, as described in the Fund’s Prospectuses and the Statement of Additional Information, the Adviser, the Fund’s distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Fund’s distributor or its affiliates, subject to applicable NASD regulations.

Liquidity Reserve Money Market Fund Prospectus	21

Your Account How to Buy and Sell Shares

How to Sell Shares

Shares may be redeemed on any day your shareholder servicing agent is open for business in accordance with the terms of your Customer Account agreement. Please read your account agreement with your shareholder servicing agent. The shareholder servicing agent is responsible for the prompt transmission of your redemption order to the Fund. Proceeds of your redemption order will be credited to your Customer Account by your shareholder servicing agent. The Fund does not charge redemption fees.

GENERAL NOTES FOR SELLING SHARES

•	We process requests to sell shares each business day. Requests the transfer agent receives in proper form before 3:00 p.m. (ET) generally are processed at 3:00 p.m. (ET) on the same day.

•	Requests the transfer agent receives after the above-specified time are deemed to be received and are processed the next business day at the applicable NAV.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest it highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no financial incentive for an investor to attempt to market time investments into a money market Fund.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies (as described in the prospectus for the non-money market Fund), an account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

22	Liquidity Reserve Money Market Fund Prospectus

Other Information

Income and Gain Distributions

The Fund declares distributions of any net investment income daily and makes such distributions monthly. The Fund makes distributions of any realized net capital gains at least annually.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions of the Fund’s ordinary income, if any, generally will be taxable to you as ordinary income. Although the Fund does not expect to realize any capital gain, distributions of the Fund’s net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Distributions from the Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. Following the end of every year, we will notify you of the federal income tax status of your distributions for the year.

In certain circumstances, Fund shareholders will be subject to back up withholding taxes.

As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

USA Patriot Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your social security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Liquidity Reserve Money Market Fund Prospectus	23

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Generally, Monday through Friday with the exception of any day in which the New York Stock Exchange or Federal Reserved is close.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Obligations

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Distributions

Disbursements of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Dollar-Denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

24	Liquidity Reserve Money Market Fund Prospectus

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A firm that has an agreement with the Fund’s distributors that allowing it to sell the Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Liquidity Reserve Money Market Fund Prospectus	25

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P (04/05) ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Money Market Funds

Prospectus

Wells Fargo Advantage California Tax-Free Money Market Fund

Wells Fargo Advantage Government Money Market Fund

Wells Fargo Advantage Minnesota Money Market Fund

Wells Fargo Advantage Money Market Fund

Wells Fargo Advantage National Tax-Free Money Market Fund

Wells Fargo Advantage Treasury Plus Money Market Fund

Wells Fargo Advantage 100% Treasury Money Market Fund

Class A, Class B

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents	Money Market Funds

Money Market Funds Overview

See the individual Fund descriptions in the Prospectus for further details.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

California Tax-Free Money Market Fund	Seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.

Government Money Market Fund	Seeks current income, while preserving capital and liquidity.

Minnesota Money Market Fund	Seeks current income exempt from federal income tax and Minnesota individual income tax, but not the federal Alternative Minimum Tax (“AMT”), while preserving capital and liquidity.

Money Market Fund	Seeks current income, while preserving capital and liquidity.

National Tax-Free Money Market Fund	Seeks current income exempt from federal income tax, while preserving capital and liquidity.

Treasury Plus Money Market Fund	Seeks current income, while preserving capital and liquidity.

100% Treasury Money Market Fund	Seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.

4	Money Market Funds Prospectus

PRINCIPAL STRATEGIES

We invest in high-quality, short-term California municipal obligations.

We invest in high-quality, short-term U.S. Government obligations and repurchase agreements.

We invest in high-quality, short-term Minnesota municipal obligations.

We invest in high-quality, short-term money market instruments.

We invest in high-quality, short-term municipal obligations.

We invest in obligations issued by the U.S. Treasury and repurchase agreements.

We invest only in obligations issued by the U.S. Treasury.

Money Market Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 20;

•	the “Additional Strategies and General Investment Risks” section beginning on page 36; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in a Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

Debt Obligations

The Funds invest in debt obligations, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund’s portfolio, including U.S. Government obligations. Debt obligations with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates affect a Fund’s yield to the extent they affect the yield of instruments available for purchase by a Fund.

The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

Municipal Obligations

The California Tax-Free Money Market Fund, Minnesota Money Market Fund, and National Tax-Free Money Market Fund invest in municipal obligations, which rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of a Fund’s portfolio. Typically, less information is available about a municipal issuer than is available about other types of securities issuers.

The California Tax-Free Money Market Fund and the Minnesota Money Market Fund are considered to be non-diversified according to the Investment Company Act of 1940 (“1940 Act”). The majority of the issuers of the securities in these Funds’ portfolios are located within their respective states. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater effect than a similar default in a diversified portfolio. All other Funds in this Prospectus are considered to be diversified.

6	Money Market Funds Prospectus

FUND-SPECIFIC RISKS

California Tax-Free Money Market Fund

Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal obligations. In addition, we may invest 25% or more of total assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects. Please see the Fund’s Statement of Additional Information for further details.

Minnesota Money Market Fund

Since we invest heavily in Minnesota municipal obligations, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal obligations. In addition, we may invest 25% or more of total assets in Minnesota municipal obligations that are related in such a way that political, economic or business development affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects. Please see the Fund’s Statement of Additional Information for further details.

Money Market Funds Prospectus	7

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results.

California Tax-Free Money Market Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘95 • 0.85%	Worst Qtr.:	Q3 ‘03 • 0.06%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.18%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Class A (Incept. 1/1/92)	0.39%	1.71%	2.23%
iMoneyNet All State Specific California Money Fund Average	0.53%	1.90%	2.61%

8	Money Market Funds Prospectus

Government Money Market Fund Class A Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 1.48%	Worst Qtr.:	Q3 ‘03 • 0.11%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.23%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Class A (Incept. 11/8/99)[1]	0.52%	3.07%	3.86%
iMoneyNet First Tier Retail Money Fund Average	0.52%	3.37%	4.82%
[1]	Performance shown for periods prior to inception reflects the performance of the Service Class shares adjusted to reflect the fees and expenses of Class A shares. The Service Class shares incepted on November 16, 1987.

Money Market Funds Prospectus	9

Performance History

Minnesota Money Market Fund Class A Calendar Year Returns*

Best Qtr.:	Q1 ‘01 • 0.69%	Worst Qtr.:	Q3 ‘03 • 0.05%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.12%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	Life of Fund
Class A (Incept. 8/14/00)	0.33%	1.41%
iMoneyNet All State Specific Minnesota Retail Money Fund Average	0.54%	1.71%

10	Money Market Funds Prospectus

Money Market Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘00 • 1.49%	Worst Qtr.:	Q3 ‘03 • 0.09%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.18%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Class A (Incept. 7/1/92)	0.49%	3.09%	3.92%
Class B (Incept. 5/25/95)[1]	(4.87)%	2.05%	3.24%
iMoneyNet First Tier Retail Money Fund Average	0.52%	3.37%	4.82%
[1]	Returns reflect the maximum applicable CDSC for the period shown. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.

Money Market Funds Prospectus	11

Performance History

National Tax-Free Money Market Fund Class A Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 0.95%	Worst Qtr.:	Q3 ‘03 • 0.08%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.19%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Class A (Incept. 7/28/03)[1]	0.46%	2.01%	2.53%
iMoneyNet All Tax-Free Money Fund Average	0.55%	2.11%	2.78%
[1]	Performance shown prior to the inception of this Class reflects the performance of the Service Class shares adjusted to reflect this Class’s fees and expenses. The Fund’s Service Class shares incepted on August 3, 1993.

12	Money Market Funds Prospectus

Treasury Plus Money Market Fund Class A Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 1.48%	Worst Qtr.:	Q4 ‘03 • 0.10%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.19%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Class A (Incept. 7/28/03)[1]	0.53%	3.04%	3.90%
iMoneyNet Treasury & Repo Retail Money Fund Average	0.46%	3.18%	4.57%
91 Day U.S. Treasury Bill	1.49%	4.39%	4.96%
[1]	Performance shown prior to the inception of this Class reflects the performance of the Service Class shares adjusted to reflect this Class’s fees and expenses. The Fund’s Service Class shares incepted on October 1, 1985.

Money Market Funds Prospectus	13

Performance History

100% Treasury Money Market Fund Class A Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 1.40%	Worst Qtr.:	Q4 ‘03 • 0.08%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.16%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Class A (Incept. 11/8/99)[1]	0.44%	2.90%	3.70%
iMoneyNet Treasury Retail Money Fund Average	0.49%	3.21%	4.57%
91 Day U.S. Treasury Bill	1.49%	4.39%	4.96%
[1]	Performance shown prior to the inception of this Class reflects the performance of the Service Class shares adjusted to reflect this Class’s fees and expenses. The Fund’s Service Class shares incepted on December 3, 1990.

14	Money Market Funds Prospectus

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Money Market Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
	All Funds	Money Market Fund
	CLASS A	CLASS B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None	5.00%[1]

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	California Tax-Free Money Market Fund	Government Money Market Fund	Minnesota Money Market Fund
	CLASS A	CLASS A	CLASS A
Management Fees[2]	0.29%	0.10%	0.30%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.55%	0.61%	0.60%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.84%	0.71%	0.90%
Fee Waivers	0.19%	0.06%	0.10%

NET EXPENSES[4]	0.65%	0.65%	0.80%
[1]	If you exchange Class B shares of a Fund for Money Market Fund Class B shares, and then redeem your Money Market Fund shares, you will be assessed the CDSC applicable to the exchanged shares. See “Investments in Money Market Fund Class B Shares” for further information.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the management fees charged to the California Tax-Free, Minnesota, Money Market and 100% Treasury Money Market Funds. The management fees charged to each Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for these Funds is as follows: 0.30% for assets from $0 to $999 million; 0.275% for assets from $1 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through July 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio may only be increased with the approval of the Board of Trustees.

16	Money Market Funds Prospectus

Summary of Expenses

Money Market Fund		National Tax-Free Money Market Fund	Treasury Plus Money Market Fund	100% Treasury Money Market Fund
CLASS A	CLASS B	CLASS A	CLASS A	CLASS A
0.27%	0.27%	0.10%	0.10%	0.28%
0.00%	0.75%	0.00%	0.00%	0.00%
0.53%	0.53%	0.55%	0.56%	0.55%

0.80%	1.55%	0.65%	0.66%	0.83%
0.04%	0.04%	0.00%	0.01%	0.18%

0.76%	1.51%	0.65%	0.65%	0.65%

Money Market Funds Prospectus	17

Money Market Funds	Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	California Tax-Free Money Market Fund		Government Money Market Fund	Minnesota Money Market Fund
	CLASS A		CLASS A	CLASS A
1 YEAR	$ 66		$66	$82
3 YEARS	$ 249		$221	$277
5 YEARS	$ 447		$389	$489
10 YEARS	$1,020		$877	$1,099

	Money Market Fund		National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
	CLASS A	CLASS B	CLASS A	CLASS A
1 YEAR	$78	$654	$66	$ 66
3 YEARS	$251	$786	$208	$210
5 YEARS	$440	$1,041	$362	$367
10 YEARS	$986	$1,545	$810	$822

	100% Treasury Money Market Fund
	CLASS A
1 YEAR	$ 66
3 YEARS	$ 247
5 YEARS	$ 443
10 YEARS	$1,009

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Money Market Fund
	CLASS B
1 YEAR	$ 154
3 YEARS	$ 486
5 YEARS	$ 841
10 YEARS	$1,545

18	Money Market Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Unless otherwise indicated, percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund, except for the California Tax-Free Money Market Fund, Minnesota Money Market Fund and the National Tax-Free Money Market Fund, concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice. The investment policy of the California Tax-Free Money Market Fund, Minnesota Money Market Fund and the National Tax-Free Money Market Fund concerning “80% of the Fund’s assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Money Market Funds Prospectus	19

California Tax-Free Money Market Fund

Investment Objective

The California Tax-Free Money Market Fund seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio of bonds, notes and commercial paper issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. The Fund invests in high-quality, short-term, U.S. dollar-denominated money market instruments, substantially all of which are municipal obligations.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments;

•	at least 80% of the Fund’s assets in municipal obligations that provide income exempt from federal income tax and federal alternative minimum tax (“AMT”); and

•	at least 80% of the Fund’s assets in municipal obligations that pay interest exempt from California individual income tax.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal obligations. In addition, we may invest 25% or more of total assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

The current finances of California and its municipalities have declined, in part due in recent years to the weak economy and weak stock market, which reduced the volume of personal income taxes collected on capital gain and stock option awards. According to the Governor’s Budget for 2004-05, a deficit of over $26 billion has accumulated over several years as a result of structural spending imbalances. California issued approximately $11.0 billion in economy recovery bonds in May and June 2004 to help balance the budget. As of July 16, 2004, the State Legislature has not approved a budget for the fiscal year 2004-05. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

20	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JANUARY 1, 1992

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	0.01	0.02	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00	0.01	0.02	0.03	0.02
Less distributions:
Dividends from net investment income	0.00	(0.01)	(0.02)	(0.03)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	0.00	(0.01)	(0.02)	(0.03)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.36%	0.73%	1.54%	2.99%	2.51%
Ratios/supplemental data:
Net assets, end of period (000s)	$2,262,957	$2,357,684	$2,448,719	$2,528,345	$2,464,890
Ratios to average net assets:
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.36%	0.72%	1.52%	2.93%	2.48%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1]	0.85%	0.77%	0.77%	0.77%	0.96%
[1]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	21

Government Money Market Fund

Investment Objective

The Government Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio composed substantially of short-term U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments; and

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Neither the U.S. Government nor any U.S. Government agency either directly or indirectly insures or guarantees the performance of the Fund.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

22	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	0.01	0.03	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00	0.01	0.03	0.06	0.02
Less distributions:
Dividends from net investment income	0.00	(0.01)	(0.03)	(0.06)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	0.00	(0.01)	(0.03)	(0.06)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[1]	0.47%	1.02%	2.60%	5.70%	1.99%
Ratios/supplemental data:
Net assets, end of period (000s)	$365,169	$245,642	$144,577	$72,460	$58,960
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.67%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	0.46%	0.97%	2.33%	5.69%	4.99%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.71%	0.81%	1.00%	0.81%	0.81%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	23

Minnesota Money Market Fund

Investment Objective

The Minnesota Money Market Fund seeks current income exempt from federal income tax and Minnesota individual income tax, but not the federal AMT, while preserving capital and liquidity.

Investment Strategies

We invest in short-term Minnesota municipal securities, and we also may invest a portion of total assets in the securities of other states, or in the territories and possessions of the U.S. or their political subdivisions and financing authorities, which provide income exempt from federal income tax and Minnesota individual income tax, consistent with stability of principal.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments; and

•	at least 80% of the Fund’s assets in short-term municipal obligations that pay interest exempt from Minnesota individual income tax, although it is our intention to invest substantially all of our assets in such obligations.

We may invest any amount of total assets in securities that may produce income subject to the federal AMT.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Since we invest heavily in Minnesota municipal obligations, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal obligations. In addition, we may invest 25% or more of total assets in Minnesota municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

24	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON AUGUST 14, 2000

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00
Total from investment operations	0.00	0.01	0.02	0.02
Less distributions:
Dividends from net investment income	0.00	(0.01)	(0.02)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total from distributions	0.00	(0.01)	(0.02)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total return[1]	0.28%	0.73%	1.75%	2.07%
Ratios/supplemental data:
Net assets, end of period (000s)	$117,237	$127,193	$141,873	$113,871
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.51%
Ratio of net investment income (loss) to average net assets	0.28%	0.72%	1.65%	2.03%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2], 3	0.90%	0.83%	0.83%	0.56%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	25

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Money Market Fund

Investment Objective

The Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers’ acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

The Fund may invest without limitation in high-quality, short-term obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

Money Market Funds Prospectus	27

Money Market Fund

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 1, 1992

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	0.01	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00	0.01	0.03	0.06	0.05
Less distributions:
Dividends from net investment income	0.00	(0.01)	(0.03)	(0.06)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)	0.00
Total from distributions	0.00	(0.01)	(0.03)	(0.06)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.41%	1.01%	2.54%	5.77%	4.84%
Ratios/supplemental data:
Net assets, end of period (000s)	$5,694,911	$6,728,119	$7,835,864	$14,406,458	$13,441,754
Ratios to average net assets:
Ratio of expenses to average net assets	0.76%	0.76%	0.76%	0.76%	0.75%
Ratio of net investment income (loss) to average net assets	0.41%	1.01%	2.58%	5.60%	4.78%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1]	0.93%	0.97%	0.97%	0.95%	1.01%
[1]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS B SHARES—COMMENCED ON MAY 25, 1995[1]

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	0.00	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00	0.00	0.02	0.05	0.04
Less distributions:
Dividends from net investment income	0.00	0.00	(0.02)	(0.05)	(0.04)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	0.00	0.00	(0.02)	(0.05)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	0.12%	0.31%	1.78%	4.99%	4.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,591,061	$1,882,817	$2,373,287	$2,493,119	$1,736,843
Ratios to average net assets:
Ratio of expenses to average net assets	1.05%	1.46%	1.51%	1.51%	1.46%
Ratio of net investment income (loss) to average net assets	0.12%	0.32%	1.76%	4.86%	4.06%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.68%	1.61%	1.60%	1.69%	1.65%
[1]	This class of shares was redesignated from Class S to Class B on November 8, 1999.
[2]	Total returns do not include any sales charges.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	29

National Tax-Free Money Market Fund

Investment Objective

The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

Investment Strategies

We invest substantially all of the Fund’s total assets in high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, variable, or floating rates of interest and may be zero coupon securities. We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. While we reserve the right to invest up to 20% of the Fund’s assets in municipal obligations that pay interest subject to federal income tax or federal AMT, beginning on January 1, 2005, we intend, under normal market conditions, to avoid investing in municipal obligations that pay interest subject to the federal AMT.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments;

•	at least 80% of the Fund’s assets in municipal obligations that pay interest exempt from federal income tax and federal AMT;

•	up to 20% of the Fund’s assets in municipal obligations the income from which may be subject to federal income tax or federal AMT; and

•	up to 35% of total assets in issuers located in a single state.

We may invest more than 25% of total assets in industrial development bonds and in participation interests in these securities.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Increased investment in the securities of issuers in a single state increases the Fund’s exposure to risks associated with economic downturns or legislative or regulatory changes in the state.

Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of the Fund’s portfolio. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

Please remember that some securities in the portfolio may be subject to federal income tax or federal AMT.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

30	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
CLASS A SHARES—COMMENCED ON JULY 28, 2003

For the period ended:	March 31, 2004
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income (loss)	0.00
Net realized and unrealized gain (loss) on investments	0.00
Total from investment operations	0.00
Less distributions:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00
Total from distributions	0.00
Net asset value, end of period	$1.00
Total return[1]	0.25%
Ratios/supplemental data:
Net assets, end of period (000s)	$621,663
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.65%
Ratio of net investment income (loss) to average net assets	0.37%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.65%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	31

Treasury Plus Money Market Fund

Investment Objective

The Treasury Plus Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We invest in short-term obligations issued by the U.S. Treasury and we also invest in repurchase agreements and other instruments collateralized or secured by U.S. Treasury obligations. It is our intention to, invest under normal market conditions, substantially all of the Fund’s assets in such securities, though the Fund reserves the right to invest up to 20% of the Fund’s assets in securities other than those described above.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments; and

•	at least 80% of the Fund’s assets in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations.

Important Risk Factors

The Fund is primarily subject to the risks described under the “Summary of Important Risks” on page 6. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund’s portfolio to fluctuate.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

32	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
CLASS A SHARES—COMMENCED ON JULY 28, 2003

For the period ended:	March 31, 2004
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income (loss)	0.00
Net realized and unrealized gain (loss) on investments	0.00
Total from investment operations	0.00
Less distributions:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00
Total from distributions	0.00
Net asset value, end of period	$1.00
Total return[1]	0.26%
Ratios/supplemental data:
Net assets, end of period (000s)	$2,457,864
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.65%
Ratio of net investment income (loss) to average net assets	0.39%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.66%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	33

100% Treasury Money Market Fund

Investment Objective

The 100% Treasury Money Market Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio composed of short-term obligations issued by the U.S. Treasury.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments; and

•	100% of the Fund’s assets in U.S. Treasury obligations.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund’s portfolio to fluctuate.

Any distributions of capital gains realized by the Fund generally will not be exempt from state and local taxes. For more information, see “Taxes” on page 54, and the Statement of Additional Information.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 36. These considerations are all important to your investment choice.

34	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	0.01	0.02	0.05	0.02
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00	0.01	0.02	0.05	0.02
Less distributions:
Dividends from net investment income	0.00	(0.01)	(0.02)	(0.05)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	0.00	(0.01)	(0.02)	(0.05)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[1]	0.36%	0.96%	2.48%	5.39%	1.89%
Ratios/supplemental data:
Net assets, end of period (000s)	$162,883	$209,285	$161,947	$98,260	$2,047
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.37%	0.94%	2.33%	5.28%	4.89%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.90%	0.81%	0.79%	0.74%	0.82%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	35

Additional Strategies and General Investment Risks

Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective. In particular, we cannot guarantee that a Fund will be able to maintain a $1.00 per share NAV.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt obligation will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk—The additional risks associated with foreign investments, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of a security. Generally, when interest rates increase, the value of a debt obligation decreases. The effect is usually more pronounced for securities with longer dates to maturity.

36	Money Market Funds Prospectus

Leverage Risk—The risk that an investment practice, such as engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk, or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Money Market Funds Prospectus	37

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CALIFORNIA TAX-FREE	GOVERNMENT	MINNESOTA	MONEY MARKET	NATIONAL TAX-FREE	TREASURY PLUS	100% TREASURY

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●
Foreign Obligations Dollar-denominated debt obligations of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Liquidity and Regulatory Risk				●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 10% of net assets.	Liquidity Risk	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk		●		●		●

38	Money Market Funds Prospectus

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Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the paying of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

40	Money Market Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[    ] billion in mutual fund assets.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Funds. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as the Funds’ adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Money Market Funds Prospectus	41

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	We process requests to buy or sell shares of the Funds each business day. Requests we receive in proper form for the Money Market Fund before 3:00 p.m. (ET) generally are processed on the same day. Requests the transfer agent receives in proper form for the Government Money Market Fund and the Treasury Plus Money Market Fund before 4:30 p.m. (ET) and for the National Tax-Free, California Tax-Free and Minnesota Money Market Funds before 12:00 (noon) (ET) generally are processed on the same day. Requests the transfer agent receives in proper form for the 100% Treasury Money Market Fund before 1:00 p.m. (ET) generally are processed on the same day. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after the cutoff times or via the automated voice response system by 4:00 p.m. (ET) are processed the next business day.

•	We determine the NAV of each Fund’s shares each business day. We determine the NAV by subtracting a Fund class’ liabilities from its total assets, and then dividing the results by the total number of outstanding shares of that class. We determine the NAV of the Money Market Fund at 3:00 p.m. (ET), of the Government Money Market Fund and the Treasury Plus Money Market Fund at 5:00 p.m. (ET), of the 100% Treasury Money Market Fund at 1:00 p.m. (ET), and of all other Funds at 12:00 noon (ET). Each Fund’s assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

42	Money Market Funds Prospectus

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund – Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls, WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the

Money Market Funds Prospectus	43

Your Account	Notes on Managing Your Account

National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

44	Money Market Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

•	Mailing address:	Wells Fargo Advantage Funds	Overnight Mail:	Wells Fargo Advantage Funds
		P.O. Box 8266 Boston, MA 02266-8266		Attn: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

Money Market Funds Prospectus	45

Your Account

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Treasury Plus Money Market Fund, Class A.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

46	Money Market Funds Prospectus

How to Buy Shares

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com to:.

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 45 for wire instructions

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 45. Be sure to have the wiring bank include your current account number and the name your account is registered in.

Money Market Funds Prospectus	47

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET

Visit our website at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See ‘General Notes for Selling Shares,’ below. Further information is available by calling Investor Services at 1-800-222-8222.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

48	Money Market Funds Prospectus

How to Sell Shares

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	Your redemption of Money Market Fund Class B shares are net of any applicable CDSC.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Money Market Funds Prospectus	49

Your Account

All of the Funds in this Prospectus offer Class A shares. The Money Market Fund also offers Class B shares, which are available for direct purchase by shareholders wishing to exchange over time, or dollar-cost average, into Class B shares of other Funds. Class B shares have a CDSC payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares. Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

Orders for Class B shares of $100,000 or more will be refused.

Please see the expenses listed for the Money Market Fund Class B shares and the CDSC schedule below before making your investment decision. You may also wish to discuss this choice with your financial consultant.

CDSC Schedule

Money Market Fund Class B shares purchased directly will be subject to a CDSC if redeemed, rather than exchanged, within six years of the purchase date. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule for shares purchased directly is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details).

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management, for example, in order to complete a merger.

•	We waive the Class B CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details).

CDSCs may be reduced or waived under certain circumstances and for certain groups. Please consult your financial advisor or Wells Fargo Advantage Funds for assistance.

50	Money Market Funds Prospectus

Investments in Money Market Fund Class B Shares

No CDSC is imposed on withdrawals of Class B shares that meet the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) annually based on your anniversary date in the Systematic Withdrawal Plan.

Contact your selling agent for further details.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Money Market Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. For these services, the Class B shares of the Money Market Fund pay an annual fee of 0.75% of average daily net assets.

These fees are paid out of the Money Market Fund’s assets attributable to the Class B shares of an ongoing basis. Over time, these fees will increase the cost of your investment and may cost your more than paying other types of sales charges.

Money Market Funds Prospectus	51

Your Account	Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	If you exchange between Class A shares of a money market Fund and Class A shares of a non-money market Fund, you will buy shares at the Public Offering Price (“POP”) of the new Fund unless you are otherwise eligible to buy shares at NAV.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment. Class C shares of non-money market Funds may also be exchanged for Class A shares of any Wells Fargo Advantage money market fund. However, such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market Funds.

•	You may exchange Money Market Fund Class B shares for Class B shares of any other Wells Fargo Advantage Fund except the Stable Income Fund and, effective October 1, 2003, the Wells Fargo Advantage Short Duration Government Bond Fund.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest it highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no financial incentive for an investor to attempt to market time investments into a money market Fund.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies (as described in the prospectus for the non-money market Fund), an account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

52	Money Market Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With the Payroll Direct Deposit Plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds declare distributions of any net investment income daily and make such distributions monthly. The Funds make distributions of any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Money Market Funds Prospectus	53

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal California and Minnesota State income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions of the California Tax-Free Money Market, Minnesota Money Market and National Tax-Free Money Market Fund’s net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. Distributions of the California Tax-Free Money Market Fund’s net interest income from California state and municipal tax-exempt securities will not be subject to interest income from California state and municipal tax-exempt securities will not be subject to California individual income tax. Distributions of the Minnesota Money Market Fund’s net interest income from Minnesota state and municipal tax-exempt securities will not be subject to Minnesota state individual income tax, although a portion of such distributions may be subject to the Minnesota AMT. Distributions of ordinary income from these Funds attributable to other sources and of ordinary income from all other Funds attributable to all sources, if any, generally will be taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, distributions of a Fund’s net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund’s net long-term capital gain, if any, will be taxable to you as long-term capital gain.

Corporate shareholders will not be able to deduct any distributions when determining their taxable income. Distributions from the 100% Treasury Money Market Fund will be exempt in most jurisdictions from state and local individual income taxes, but may not be exempt from state and local corporate income and/or franchise taxes. In general, Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Any taxable distributions from a Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. Following the end of every year, we will notify you of the status of your distributions for the year.

In certain circumstances, Fund shareholders will be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.

54	Money Market Funds Prospectus

Check Writing

Check writing is offered on the Funds’ Class A shares. Checks written on your account are subject to the Funds’ Prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help

Money Market Funds Prospectus	55

Additional Services and Other Information

protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

56	Money Market Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Generally, Monday through Friday with the exception of any day in which the New York Stock Exchange or Federal Reserve is closed.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Obligations

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Distributions

Disbursements of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund’s total assets. Non-diversified funds are not required to comply with such investment policies.

Dollar-Denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors

Money Market Funds Prospectus	57

Glossary

include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Municipal Obligations

Debt obligations of a state or local government entity. Revenues raised from the sale of such obligations may support general governmental needs or special projects. Virtually all municipal obligations are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment in a mutual fund, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

58	Money Market Funds Prospectus

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Zero Coupon Securities

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

Money Market Funds Prospectus	59

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P009 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Money Market Funds

Prospectus

Wells Fargo Advantage Cash Investment Money Market Fund

Wells Fargo Advantage Government Money Market Fund

Wells Fargo Advantage Heritage Money Market Fund

Wells Fargo Advantage National Tax-Free Money Market Fund

Wells Fargo Advantage Prime Investment Money Market Fund

Wells Fargo Advantage Treasury Plus Money Market Fund

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Money Market Funds

Money Market Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Cash Investment Money Market Fund	Seeks current income, while preserving capital and liquidity.

Government Money Market Fund	Seeks current income, while preserving capital and liquidity.

Heritage Money Market Fund	Seeks current income, while preserving capital and liquidity.

National Tax-Free Money Market Fund	Seeks current income exempt from federal income tax, while preserving capital and liquidity.

Prime Investment Money Market Fund	Seeks current income, while preserving capital and liquidity.

Treasury Plus Money Market Fund	Seeks current income, while preserving capital and liquidity.

4	Money Market Funds Prospectus

PRINCIPAL STRATEGIES

We invest in high-quality money market instruments.

We invest in high-quality, short-term U.S. Government obligations and repurchase agreements.

We invest in high-quality money market instruments.

We invest in high-quality, short-term municipal obligations.

We invest in high-quality money market instruments.

We invest in obligations issued by the U.S. Treasury and repurchase agreements.

Money Market Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 16;

•	the “Additional Strategies and General Investment Risks” section beginning on page 28; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in a Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

Debt Obligations

The Funds invest in debt obligations, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund’s portfolio, including U.S. Government obligations. Debt obligations with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates affect a Fund’s yield to the extent they affect the yield of instruments available for purchase by a Fund.

The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

Municipal Obligations

The National Tax-Free Money Market Fund invests in municipal obligations, which rely on the credit worthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of a fund’s portfolio. Typically, less information is available about a municipal issuer than is available about other types of securities issuers.

6	Money Market Funds Prospectus

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or the life of the Fund, as applicable) are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results.

The Heritage Money Market Fund has been in operation for less than one calendar year, therefore, no performance information is shown for this Fund.

Cash Investment Money Market Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 1.64%	Worst Qtr.:	Q3 ‘03 • 0.23%

*	The Institutional Class shares’ year-to-date performance through June 30, 2004 was 0.47%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class (Incept. 11/8/99)[1]	1.04%	3.66%	4.37%
iMoneyNet First Tier Institutional Money Fund Average	0.86%	3.80%	5.32%
[1]	Performance shown for periods prior to the inception of this Class reflects the performance of the predecessor portfolio’s Service Class shares adjusted to reflect this Class’s fees and expenses. The predecessor Service Class shares incepted on October 14, 1987.

Money Market Funds Prospectus	7

Performance History

Government Money Market Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 1.54%	Worst Qtr.:	Q2 ‘03 • 0.19%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.45%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class (Incept. 7/28/03)[1]	0.85%	3.34%	4.12%
iMoneyNet Government Institutional Money Fund Average	0.77%	3.59%	5.08%
[1]	Performance shown prior to the inception of this Class reflects the performance of the Service Class shares adjusted to reflect this Class’s fees and expenses. The Fund’s Service Class shares incepted on November 16, 1987.

8	Money Market Funds Prospectus

National Tax-Free Money Market Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 1.04%	Worst Qtr.:	Q3 ‘03 • 0.19%

*	The Institutional Class shares’ year-to-date performance through June 30, 2004 was 0.42%.

To obtain a current 7-day yield for the Fund, call toll free 1-800-222-8222.

Average annual total return for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class (Incept. 11/8/99)[1]	0.87%	2.35%	2.81%
iMoneyNet Tax-Free Institutional Money Fund Average	0.69%	2.31%	3.04%
[1]	Performance shown for periods prior to the inception of this Class reflects the performance of the predecessor portfolio’s Service Class (formerly Institutional Class) shares adjusted to reflect this Class’s fees and expenses. The predecessor Service Class incepted on January 7, 1988.

Money Market Funds Prospectus	9

Performance History

Prime Investment Money Market Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q3 ‘00 • 1.56%	Worst Qtr.:	Q2 ‘03 • 0.18%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.44%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Institutional Class (Incept. 7/28/03)[1]	0.81%	3.34%	3.45%
iMoneyNet First Tier Institutional Money Fund Average	0.86%	3.80%	3.91%
[1]	Performance shown prior to the inception of this Class reflects the performance of the Service Class shares adjusted to reflect this Class’s fees and expenses. The Fund’s Service Class shares incepted on September 2, 1998.

10	Money Market Funds Prospectus

Treasury Plus Money Market Fund Institutional Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 1.58%	Worst Qtr.:	Q4 ‘03 • 0.21%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.42%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class (Incept. 8/11/95)[1]	0.95%	3.44%	4.23%
iMoneyNet Treasury & Repo Institutional Money Fund Average	0.73%	3.52%	4.96%
91 Day U.S. Treasury Bill	1.49%	4.39%	4.96%
[1]	Performance shown prior to the inception of this Class reflects the performance of the Service Class shares, adjusted to reflect this Class’s fees and expenses. The predecessor Service Class shares incepted on October 1, 1985.

Money Market Funds Prospectus	11

Money Market Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	Cash Investment Money Market Fund	Government Money Market Fund	Heritage Money Market Fund
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.15%	0.15%	0.19%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.25%	0.25%	0.29%
Fee Waivers	0.05%	0.05%	0.11%

NET EXPENSES[2]	0.20%	0.20%	0.18%

	National Tax-Free Money Market Fund	Prime Investment Money Market Fund	Treasury Plus Money Market Fund
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.16%	0.15%	0.16%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.26%	0.25%	0.26%
Fee Waivers	0.06%	0.05%	0.06%

NET EXPENSES[2]	0.20%	0.20%	0.20%
[1]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Heritage Money Market Fund are based on estimates for the current fiscal year.
[2]	The adviser has committed through July 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds’ net operating expense ratio shown, except for the Heritage Money Market Fund. For the Heritage Money Market Fund, the adviser has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio may only be increased with the approval of the Board of Trustees.

12	Money Market Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Cash Investment Money Market Fund	Government Money Market Fund	Heritage Money Market Fund
1 YEAR	$20	$20	$18
3 YEARS	$75	$75	$70
5 YEARS	$136	$136	$140
10 YEARS	$313	$313	$346

	National Tax-Free Money Market Fund	Prime Investment Money Market Fund	Treasury Plus Money Market Fund
1 YEAR	$20	$20	$20
3 YEARS	$78	$75	$78
5 YEARS	$140	$136	$140
10 YEARS	$325	$313	$325

Money Market Funds Prospectus	13

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Unless otherwise indicated, percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund, except for the National Tax-Free Money Market Fund, concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice. The investment policy of the National Tax-Free Money Market Fund concerning “80% of the Fund’s assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14	Money Market Funds Prospectus

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Cash Investment Money Market Fund

Investment Objective

The Cash Investment Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We invest in a broad spectrum of high-quality money market instruments. These include commercial paper, negotiable certificates of deposit, bank notes, bankers’ acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks, and wholly-owned banking-related subsidiaries of foreign banks. We limit our investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion or the equivalent in other currencies.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

We may invest without limitation in high-quality, short-term obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. These considerations are all important to your investment choice.

16	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.02	0.03	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.02	0.03	0.06	0.02
Less distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.03)	(0.06)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.02)	(0.03)	(0.06)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[1]	0.98%	1.54%	3.28%	6.38%	2.29%
Ratios/supplemental data:
Net assets, end of period (000s)	$5,839,329	$5,175,328	$5,478,005	$3,332,149	$2,116,276
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.22%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income (loss) to average net assets	0.97%	1.52%	3.14%	6.16%	5.77%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.26%	0.28%	0.28%	0.31%	0.30%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	17

Government Money Market Fund

Investment Objective

The Government Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio composed substantially of short-term U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments; and

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Neither the U.S. Government nor any U.S. Government agency either directly or indirectly insures or guarantees the performance of the Fund.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. These considerations are all important to your investment choice.

18	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
INSTITUTIONAL CLASS SHARES— COMMENCED ON JULY 28, 2003

For the period ended:	March 31, 2004
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.00
Total from investment operations	0.01
Less distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gain	0.00
Total from distributions	(0.01)
Net asset value, end of period	$1.00
Total return[1]	0.61%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,471,711
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.20%
Ratio of net investment income (loss) to average net assets	0.90%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.25%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	19

Heritage Money Market Fund

Investment Objective

The Heritage Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers’ acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

We may invest without limitation in high-quality, short-term, dollar-denominated obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. These considerations are all important to your investment choice.

20	Money Market Funds Prospectus

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National Tax-Free Money Market Fund

Investment Objective

The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

Investment Strategies

We invest substantially all of the Fund’s total assets in high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, variable, or floating rates of interest and may be zero coupon securities. We invest principally in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax (“AMT”). While we reserve the right to invest up to 20% of the Fund’s assets in municipal obligations that pay interest subject to federal income tax or federal AMT, beginning on January 1, 2005, we intend, under normal market conditions, to avoid investing in municipal obligations that pay interest subject to the federal AMT.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments;

•	at least 80% of the Fund’s assets in municipal obligations that pay interest exempt from federal income tax and federal AMT;

•	up to 20% of the Fund’s assets in municipal obligations, the income from which may be subject to federal income tax or federal AMT; and

•	up to 35% of total assets in issuers located in a single state.

We may invest more than 25% of total assets in industrial development bonds and in participation interests in these securities.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Increased investment in the securities of issuers in a single state increases the Fund’s exposure to risks associated with economic downturns or legislative or regulatory changes in the state.

Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of the Fund’s portfolio. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

Please remember that some securities in the portfolio may be subject to federal income tax or federal AMT.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. These considerations are all important to your investment choice.

22	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with their report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.02	0.04	0.01
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.04)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.02)	(0.04)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[1]	0.85%	1.23%	2.20%	3.93%	1.36%
Ratios/supplemental data:
Net assets, end of period (000s)	$302,140	$126,969	$138,179	$65,265	$23,134
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.22%	0.29%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	0.82%	1.23%	2.05%	3.86%	3.43%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.26%	0.29%	0.38%	0.37%	0.31%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	23

Prime Investment Money Market Fund

Investment Objective

The Prime Investment Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We invest in a broad spectrum of high-quality money market instruments of domestic and foreign issuers. These include negotiable certificates of deposit, bank notes, bankers’ acceptances, and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches of foreign banks, and wholly-owned banking related subsidiaries of foreign banks. We limit investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion or the equivalent in other currencies.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

We may invest without limitation in high-quality, short-term obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. These considerations are all important to your investment choice.

24	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
INSTITUTIONAL CLASS SHARES— COMMENCED ON JULY 28, 2003

For the period ended:	March 31, 2004
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.00
Total from investment operations	0.01
Less distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gain	0.00
Total from distributions	(0.01)
Net asset value, end of period	$1.00
Total return[1]	0.60%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,085,856
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.20%
Ratio of net investment income (loss) to average net assets	0.89%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.25%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	25

Treasury Plus Money Market Fund

Investment Objective

The Treasury Plus Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We invest in short-term obligations issued by the U.S. Treasury, and we also invest in repurchase agreements and other instruments collateralized or secured by U.S. Treasury obligations. It is our intention to invest, under normal market conditions, substantially all of the Fund’s assets in such securities, though the Fund reserves the right to invest up to 20% of the Fund’s assets in securities other than those described above.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments; and

•	at least 80% of the Fund’s assets in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund’s portfolio to fluctuate.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 28. These considerations are all important to your investment choice.

26	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with their report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON AUGUST 11, 1995

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.03	0.06	0.05
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.03)	(0.06)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.03)	(0.06)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.88%	1.45%	2.97%	6.05%	4.98%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,964,435	$1,565,864	$905,766	$415,965	$390,592
Ratios to average net assets:
Ratio of expenses to average net assets	0.20%	0.21%	0.21%	0.25%	0.25%
Ratio of net investment income (loss) to average net assets	0.88%	1.38%	2.78%	5.88%	4.81%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1]	0.26%	0.29%	0.29%	0.30%	0.40%
[1]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	27

Additional Strategies and General Investment Risks

Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective. In particular, we cannot guarantee that a Fund will be able to maintain a $1.00 per share NAV.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt obligation will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk—The additional risks associated with foreign investments, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

28	Money Market Funds Prospectus

Interest Rate Risk—The risk that changes in interest rates can reduce the value of a security. Generally, when interest rates increase, the value of a debt obligation decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above, and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Money Market Funds Prospectus	29

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with the respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CASH INVESTMENT	GOVERNMENT	HERITAGE	NATIONAL TAX-FREE	PRIME INVESTMENT	TREASURY PLUS

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●
Foreign Obligations Dollar-denominated debt obligations of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Liquidity and Regulatory Risk	●		●		●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 10% of net assets.	Liquidity Risk	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●		●	●

30	Money Market Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB–ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends

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FINANCIAL SERVICES FIRMS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Money Market Funds Prospectus	31

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Heritage Money Market Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Funds. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as the Funds’ adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

32	Money Market Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	We process requests to buy or sell shares of the Funds each business day. Requests we receive in proper form for the Cash Investment Money Market, Government Money Market, Heritage Money Market, Prime Investment Money Market and Treasury Plus Money Market Funds before 4:30 p.m. (ET) and for the National Tax-Free Money Market Fund before 12:00 noon (ET), generally are processed on the same day. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after the cutoff times or via the automated voice response system by 4:00 p.m. (ET) are processed the next business day.

•	We determine the NAV of each Fund’s shares each business day. We determine the NAV by subtracting a Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. We determine the NAV of the Cash Investment Money Market, Government Money Market, Heritage Money Market, Prime Investment Money Market and Treasury Plus Money Market Funds at 5:00 p.m. (ET), and of the National Tax-Free Money Market Fund at 12:00 noon (ET). Each Fund’s assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

Money Market Funds Prospectus	33

Your Account

Typically, Institutional Class shares are available for purchase by or through Institutions. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

•	Institutions are usually the holders of record of Institutional Class shares held through customer accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	Institutions may have different minimum and subsequent purchase requirements and/or earlier transaction deadlines than those stated in this prospectus.

All investors should understanding the following:

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks;

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	For the benefit of the Fund, we request that trades be placed as early in the day as possible.

Investors who are interested in purchasing shares directly from a Fund should contact Investor Services at 1-800-222-8222.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

34	Money Market Funds Prospectus

How to Buy Shares

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Minimum Investments

Institutions and other investors are required to make a minimum initial investment of $10,000,000 per Fund. There are no minimum subsequent investment requirements. The minimum initial investment may be waived in certain situations.

Money Market Funds Prospectus	35

Your Account	How to Sell Shares

Institutional Class shares must be redeemed in accordance with the agreement for the account through which you hold your shares. Please read the account agreement for rules governing selling shares, and contact your account representative at your Institution with any questions.

GENERAL NOTES FOR SELLING FUND SHARES:

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the same business day.

•	For all of the Funds, except the Cash Investment Money Market Fund, we can delay the payment of a redemption for up to seven days. We may delay the payment of a redemption for longer than seven days under the extraordinary circumstances discussed below.

•	For the Cash Investment Money Market Fund, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances discussed below.

•	Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Cash Investment Money Market Fund and for longer than seven days for each of the other Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund’s net assets not reasonably practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

36	Money Market Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	Institutional Class shares may only be exchanged for Institutional Class shares.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest it highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no financial incentive for an investor to attempt to market time investments into a money market Fund.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies (as described in the prospectus for the non-money market Fund), an account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Money Market Funds Prospectus	37

Additional Services and Other Information

Income and Gain Distributions

The Funds declare distributions of any net investment income daily and make such distributions monthly. The Funds make distributions of any realized net capital gains at least annually.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult you tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions of the National Tax-Free Money Market Fund’s net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. Distributions of ordinary income from the National Tax-Free Money Market Fund attributable to other sources and of all ordinary income from the other Funds attributable to all sources, if any, generally will be taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, distributions of a Fund’s net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Distributions from a Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. Following the end of every year, we will notify you of the federal income tax status of your distributions for the year.

In certain circumstances, Fund shareholders will be subject to back-up withholding taxes.

As long as each Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage to the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer service representative.

38	Money Market Funds Prospectus

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Money Market Funds Prospectus	39

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Generally, Monday through Friday with the exception of any day in which the New York Stock Exchange or Federal Reserve is closed.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Obligations

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Distributions

Disbursements of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Dollar-Denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of the payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. The company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

40	Money Market Funds Prospectus

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Municipal Obligations

Debt obligations of a state or local government entity. Revenues raised from the sale of such obligations may support general governmental needs or special projects. Virtually all municipal obligations are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment in a mutual fund, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Zero Coupon Securities

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

Money Market Funds Prospectus	41

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P         (04/05) ICA Reg. No. 811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Money Market Funds

Prospectus

Wells Fargo Advantage Money Market Fund

Wells Fargo Advantage Municipal Money Market Fund

Investor Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Money Market Funds

Money Market Funds Overview

See the Fund description in this Prospectus for further details.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Money Market Fund	Seeks current income, while preserving capital and liquidity.

Municipal Money Market Fund	Seeks current income exempt from federal income tax, while preserving capital and liquidity.

4	Money Market Funds Prospectus

PRINCIPAL STRATEGY

We invest in high-quality, short-term money market instruments.

We invest in high-quality, short-term municipal obligations.

Money Market Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in each Fund. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 11;

•	the “Additional Strategies and General Investment Risks” section beginning on page 14; and

•	the Funds’ Statement of Additional Information.

An investment in the Funds is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in the Funds. Generally, short-term funds do not earn as high a level of income as funds invested in longer-term instruments.

Debt Obligations

The Funds invest in debt obligations, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in the Fund’s portfolio, including U.S. Government obligations. Debt obligations with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates affect the Funds’ yield to the extent they affect the yield of instruments available for purchase by the Fund.

Municipal Obligations

The Municipal Money Market Fund invests in municipal obligations, which rely on the credit worthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of a Fund’s portfolio. Typically, less information is available about a municipal issuer than is available about other types of securities issuers.

6	Money Market Funds Prospectus

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-year and for the life of the Fund are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results.

The Municipal Money Market Fund has been in operation for less than one year; therefore, no performance is shown for this Fund.

Money Market Fund Investor Class Calendar Year Returns*

Best Qtr.:	Q4 ‘00 • 1.49%	Worst Qtr.:	Q3 ‘03 • 0.09%

*	Performance shown reflects the performance of the Fund’s Class A shares. The Fund’s year-to-date performance through June 30, 2004 was 0.18%.
To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Investor Class (Incept. 4/11/05)	0.49%	3.09%	3.92%
iMoneyNet First Tier Retail Money Fund Average	0.52%	3.37%	4.82%
[1]	Performance shown for the Investor Class shares reflects the performance of the Fund’s Class A shares, and includes fees and expenses that are not applicable to the Investor Class shares. The Class A shares annual returns are substantially similar to what the Investor Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses.

Money Market Funds Prospectus	7

Money Market Funds

This table is intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. This table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Money Market Fund	Municipal Money Market Fund
Management Fees[1]	0.27%	0.29%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.73%	0.81%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.00%	1.10%
Fee Waivers	0.35%	0.46%

NET EXPENSES[3]	0.65%	0.64%
[1]	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets from $0 to $999 million; 0.275% for assets from $1 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.
[2]	Other expenses may include expenses payable to affiliates of Well Fargo & Company. Other expenses for the Municipal Money Market Fund are based on estimates for the current fiscal year.
[3]	The adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio may only be increased with the approval of the Board of Trustees.

8	Money Market Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Money Market Fund	Municipal Money Market Fund
1 YEAR	$67	$65
3 YEARS	$247	$256
5 YEARS	$483	$515
10 YEARS	$1,159	$1,255

Money Market Funds Prospectus	9

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Fund’s other service providers. ”You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategy

The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Fund in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. The investment policy of the Money Market Fund concerning “80% of the Fund’s Assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice. The investment policy of the Municipal Money Market Fund concerning “80% of the Fund’s Assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for each Fund, including risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

10	Money Market Funds Prospectus

Money Market Fund

Investment Objective

The Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers’ acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

The Fund may invest without limitation in high-quality, short-term obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 14. These considerations are all important to your investment choice.

Money Market Funds Prospectus	11

Money Market Fund

The table below shows the financial performance of the Class A shares of the Fund. This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON JULY 1, 1992

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	0.01	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00	0.01	0.03	0.06	0.05
Less distributions:
Dividends from net investment income	0.00	(0.01)	(0.03)	(0.06)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)	0.00
Total from distributions	0.00	(0.01)	(0.03)	(0.06)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	0.41%	1.01%	2.54%	5.77%	4.84%
Ratios/supplemental data:
Net assets, end of period (000s)	$5,694,911	$6,728,119	$7,835,864	$14,406,458	$13,441,754
Ratios to average net assets:
Ratio of expenses to average net assets	0.76%	0.76%	0.76%	0.76%	0.75%
Ratio of net investment income (loss) to average net assets	0.41%	1.01%	2.58%	5.60%	4.78%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	0.93%	0.97%	0.97%	0.95%	1.01%
[1]	This class of shares was redesignated from Class S to Class B on November 8, 1999.
[2]	Total returns do not include any sales charges.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

12	Money Market Funds Prospectus

Municipal Money Market Fund

Investment Objective

The Municipal Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

Investment Strategies

We invest substantially all of our assets in high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, variable, or floating rates of interest and may be zero coupon securities. We invest principally in municipal obligations that pay interest exempt from federal income tax, but not necessarily the federal AMT.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments;

•	at least 80% of the Fund’s assets in municipal obligations that pay interest exempt from federal income tax, but not necessarily the federal AMT;

•	up to 20% of the Fund’s assets in municipal obligations, the income from which may be subject to federal income tax; and

•	up to 35% of total assets in issuers located in a single state.

We may invest more than 25% of total assets in industrial development bonds and in participation interests in these securities.

We may invest any amount of our assets in securities that may produce income that is subject to the federal AMT.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Increased investment in the securities of issuers in a single state increases the Fund’s exposure to risks associated with economic downturns or legislative or regulatory changes in the state.

Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of the Fund’s portfolio. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 14. These considerations are all important to your investment choice.

Money Market Funds Prospectus	13

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective. In particular, we cannot guarantee that a Fund will be able to maintain a $1.00 per share NAV.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Fund itself.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt obligation will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk—The additional risks associated with foreign investments, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of a security. Generally, when interest rates increase, the value of a debt obligation decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as engaging in forward commitment or when-issued securities transactions, may increase the Fund’s exposure to market risk, interest rate risk, or other risks by, in effect, increasing assets available for investment.

14	Money Market Funds Prospectus

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the “Important Risk Factors” section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

Money Market Funds Prospectus	15

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies section of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

		MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●
Foreign Obligations Dollar-denominated debt obligations of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Liquidity and Regulatory Risk	●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 10% of net assets.	Liquidity Risk	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●

16	Money Market Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Fund’s operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the paying of dividends	Various Agents Provide services to Customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Money Market Funds Prospectus	17

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over [    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Municipal Money Market Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Funds. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as the Funds’ adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of the Fund’s operation, coordination of the other services provided to the Funds, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Funds’ business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service

18	Money Market Funds Prospectus

shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Fund.

Money Market Funds Prospectus	19

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	We process requests to buy or sell shares of the Funds each business day. Requests the transfer agent receives in proper form for the Money Market Fund before 3:00 p.m. (ET) generally are processed on the same day. Requests the transfer agent receives in proper form for the Municipal Money Market Fund before 12:00 noon (ET) generally are processed on the same day. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after the cutoff times or via the automated voice response system by 4:00 p.m. (ET) are processed the next business day.

•	We determine the NAV of each Fund’s shares each business day. We determine the NAV by subtracting a Fund class liabilities from its total assets, and then dividing the results by the total number of outstanding shares of that class. We determine the NAV of the Money Market Fund at 3:00 p.m. (ET) and of the Municipal Money Market Fund at 12:00 noon (ET). Each Fund’s assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $2,500 per Fund, and $1,000 for a retirement account; and

•	$100 per Fund for all investments after your initial investment.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Menomonee Falls WI, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

20	Money Market Funds Prospectus

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Money Market Funds Prospectus	21

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $2,500, or $1,000 for a retirement account.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA
Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)
Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028
Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Money Market Fund, Investor Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

22	Money Market Funds Prospectus

How to Buy Shares

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have a Wells Fargo Advantage Funds Account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response service to:

•	exchange at least $2,500 (or $1,000 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked account, or

•	exchange at least $100 shares from an existing Wells Fargo Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

Money Market Funds Prospectus	23

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To purchase shares of a Fund via the Internet, visit our Web site at www.wellsfargoadvavantagefunds.com. If you do not have an account with Wells Fargo Advantage Funds, follow the instructions for opening an account. Once you have an account established, in order to complete your first purchase into the Fund, you must indicate the Fund name and the share class into which you intend to invest to either:

•	make a cash transfer from a linked bank account, or

•	exchange, at least $2,500 (or $1,000 for retirement accounts), worth of shares from an existing Wells Fargo Advantage Funds Account.

Initial investments made on-line are limited to a maximum of $25,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	make a cash transfer from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000. Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 22 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 22. Be sure to have the wiring bank include your current Wells Fargo Advantage Funds account number and the name in which your account is registered.

24	Money Market Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See ‘General Notes for Selling Shares,’ below. Further information is available by calling Investor Services at 1-800-222-8222.

Money Market Funds Prospectus	25

Your Account	How to Sell Shares

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	The minimum redemption amount is $100.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

26	Money Market Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest it highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no financial incentive for an investor to attempt to market time investments into a money market Fund.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies (as described in the prospectus for the non-money market Fund), an account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Money Market Funds Prospectus	27

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With the Payroll Direct Deposit Plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds declare distributions of any net investment income daily and makes such distributions monthly. The Funds make distributions of any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

28	Money Market Funds Prospectus

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income, if any, generally will be taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, distributions from a Fund’s net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Distributions of the Municipal Money Market Fund’s net investment income from tax-exempt securities will not be subject to federal income tax, although a significant portion of such distributions could be subject to the federal AMT. Distributions of ordinary income from the Municipal Money Market Fund attributable to other sources, if any, and of ordinary income from the other funds attributable to all sources generally will be taxable to you as ordinary income.

Distributions from the Funds normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. Following the end of every year, we will notify you of the federal income tax status of your distributions for the year.

In certain circumstances, Fund shareholders will be subject to back up withholding taxes.

As long as the Funds continually maintain a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.

Check Writing

Check writing is offered on the Investor Class shares of the Money Market and Municipal Money Market Funds. Checks written on your account are subject to the Funds’ Prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.

Money Market Funds Prospectus	29

Additional Services and Other Information

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

30	Money Market Funds Prospectus

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Money Market Funds Prospectus	31

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Generally, Monday through Friday with the exception of any day in which the New York Stock Exchange or Federal Reserved is close.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Obligations

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Distributions

Disbursements of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Dollar-Denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

32	Money Market Funds Prospectus

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Municipal Obligations

Debt obligations of a state or local government entity. Revenues raised from the sale of such obligations may support general governmental needs or special projects. Virtually all municipal obligations are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A firm that has an agreement with the Fund’s distributors that allowing it to sell the Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment in a mutual fund, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Zero Coupon Securities

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

Money Market Funds Prospectus	33

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P (04/05) ICA Reg. No.

811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Money Market Funds

Prospectus

Wells Fargo Advantage Cash Investment Money Market Fund

Wells Fargo Advantage Government Money Market Fund

Wells Fargo Advantage Heritage Money Market Fund

Wells Fargo Advantage National Tax-Free Money Market Fund

Administrator Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Money Market Funds

Money Market Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Cash Investment Money Market Fund	Seeks current income, while preserving capital and liquidity.

Government Money Market Fund	Seeks current income, while preserving capital and liquidity.

Heritage Money Market Fund	Seeks current income, while preserving capital and liquidity.

National Tax-Free Money Market Fund	Seeks current income exempt from federal income tax, while preserving capital and liquidity.

4	Money Market Funds Prospectus

PRINCIPAL STRATEGIES

We invest in high-quality money market instruments.

We invest in high-quality, short-term U.S. Government obligations and repurchase agreements.

We invest in high-quality money market instruments.

We invest in high-quality, short-term municipal obligations.

Money Market Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 14;

•	the “Additional Strategies and General Investment Risks” section beginning on page 22; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in a Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

Debt Obligations

The Funds invest in debt obligations, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund’s portfolio, including U.S. Government obligations. Debt obligations with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates affect a Fund’s yield to the extent they affect the yield of instruments available for purchase by a Fund.

The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

Municipal Obligations

The National Tax-Free Money Market Fund invests in municipal obligations, which rely on the credit worthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of a fund’s portfolio. Typically, less information is available about a municipal issuer than is available about other types of securities issuers.

6	Money Market Funds Prospectus

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate money market fund average.

The Heritage Money Market Fund has been in operation for less than one calendar year; therefore, no performance information is shown for this Fund.

Please remember that past performance is no guarantee of future results.

Cash Investment Money Market Fund Administrator Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 1.58%	Worst Qtr.:	Q3 ‘03 • 0.19%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.39%.
To obtain a current	7-day yield for the Fund, call toll-free, 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class (Incept. 7/31/03)[1]	0.84%	3.47%	4.28%
iMoneyNet First Tier Institutional Money Fund Average	0.86%	3.80%	5.32%
[1]	Performance shown prior to the inception of this Class reflects the performance of the Service Class shares adjusted to reflect this Class’s fees and expenses. The Fund’s Service Class shares incepted on August 3, 1993.

Money Market Funds Prospectus	7

Performance History

Government Money Market Fund Administrator Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 1.54%	Worst Qtr.:	Q3 ‘03 • 0.18%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.37%.
To	obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class (Incept. 7/31/03)[1]	0.79%	3.33%	4.12%
iMoneyNet Government Institutional Money Fund Average	0.77%	3.59%	5.08%
[1]	Performance shown prior to the inception of this Class reflects the performance of the Service Class shares adjusted to reflect this Class’s fees and expenses. The Fund’s Service Class shares incepted on August 3, 1993.

8	Money Market Funds Prospectus

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results.

National Tax-Free Money Market Fund Administrator Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘00 • 1.04%	Worst Qtr.:	Q3 ‘03 • 0.19%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.42%.
To obtain a current 7-day yield for the Fund, call toll free 1-800-222-8222.

Average annual total return for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class (Incept. 11/8/99)[1]	0.87%	2.35%	2.81%
iMoneyNet Tax-Free Institutional Money Fund Average	0.69%	2.31%	3.04%
[1]	Performance shown for periods prior to the inception of this Class reflects the performance of the predecessor portfolio’s Service Class (formerly Institutional Class) shares adjusted to reflect this Class’s fees and expenses. The predecessor Service Class incepted on January 7, 1988.

Money Market Funds Prospectus	9

Money Market Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Cash Investment Money Market Fund	Government Money Market Fund	Heritage Money Market Fund	National Tax-Free Money Market Fund
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[1]	0.28%	0.27%	0.31%	0.28%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.38%	0.37%	0.41%	0.38%
Fee Waivers	0.03%	0.02%	0.03%	0.08%

NET EXPENSES[2]	0.35%	0.35%	0.38%	0.30%
[1]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Heritage Money Market Fund are based on estimates for the current fiscal year.
[2]	For the Cash Investment Money Market and Government Money Market Funds, the adviser has committed through July 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown. For the Heritage Money Market and National Tax-Free Money Market Funds, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown. After this time, the Net Expense Ratio may only be increased with the approval of the Board of Trustees.

10	Money Market Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Cash Investment Money Market Fund	Government Money Market Fund	Heritage Money Market Fund	National Tax-Free Money Market Fund
1 YEAR	$36	$36	$39	$31
3 YEARS	$119	$117	$125	$105
5 YEARS	$210	$206	$224	$197
10 YEARS	$477	$466	$512	$464

Money Market Funds Prospectus	11

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund, except for the National Tax-Free Money Market Fund, concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice. The investment policy of the National Tax-Free Money Market Fund concerning “80% of the Fund’s assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Money Market Funds Prospectus

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Cash Investment Money Market Fund

Investment Objective

The Cash Investment Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We invest in a broad spectrum of high-quality money market instruments. These include commercial paper, negotiable certificates of deposit, bank notes, bankers’ acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks, and wholly-owned banking-related subsidiaries of foreign banks. We limit our investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion or the equivalent in other currencies.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

We may invest without limitation in high-quality, short-term, obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 22. These considerations are all important to your investment choice.

14	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR CLASS SHARES— COMMENCED ON JULY 31, 2003

For the period ended:	March 31, 2004
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.00
Total from investment operations	0.01
Less distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gain	0.00
Total from distributions	(0.01)
Net asset value, end of period	$1.00
Total return[1]	0.53%
Ratios/supplemental data:
Net assets, end of period (000s)	$281,124
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.35%
Ratio of net investment income (loss) to average net assets	0.79%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.39%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	15

Government Money Market Fund

Investment Objective

The Government Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio composed substantially of short-term U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments; and

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Neither the U.S. Government nor any U.S. Government agency either directly or indirectly insures or guarantees the performance of the Fund.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 22. These considerations are all important to your investment choice.

16	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
ADMINISTRATOR CLASS SHARES— COMMENCED ON JULY 31, 2003

For the period ended:	March 31, 2004
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.00
Total from investment operations	0.01
Less distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gain	0.00
Total from distributions	(0.01)
Net asset value, end of period	$1.00
Total return[1]	0.50%
Ratios/supplemental data:
Net assets, end of period (000s)	$160,507
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.35%
Ratio of net investment income (loss) to average net assets	0.75%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.37%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	17

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Heritage Money Market Fund

Investment Objective

The Heritage Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio of U.S. dollar-denominated high-quality, short-term money market instruments. These include bankers’ acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

We may invest without limitation in high-quality, short-term, dollar-denominated obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 22. These considerations are all important to your investment choice.

Money Market Funds Prospectus	19

National Tax-Free Money Market Fund

Investment Objective

The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

Investment Strategies

We invest substantially all of the Fund’s total assets in high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, variable, or floating rates of interest and may be zero coupon securities. We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. While we reserve the right to invest up to 20% of the Fund’s assets in municipal obligations that pay interest subject to federal income tax or federal AMT, beginning on January 1, 2005, we intend, under normal market conditions, to avoid investing in municipal obligations that pay interest subject to the federal AMT.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments;

•	at least 80% of the Fund’s assets in municipal obligations that pay interest exempt from federal income tax and federal AMT;

•	up to 20% of the Fund’s assets in municipal obligations the income from which may be subject to federal income tax or federal AMT; and

•	up to 35% of total assets in issuers located in a single state.

We may invest more than 25% of total assets in industrial development bonds and in participation interests in these securities.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Increased investment in the securities of issuers in a single state increases the Fund’s exposure to risks associated with economic downturns or legislative or regulatory changes in the state.

Please remember that some securities in the portfolio may be subject to federal income tax or federal AMT.

Municipal obligations rely on the credit worthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of a Fund’s portfolio. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 22. These considerations are all important to your investment choice.

20	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with their report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.02	0.04	0.01
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.04)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.02)	(0.04)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[1]	0.85%	1.23%	2.20%	3.93%	1.36%
Ratios/supplemental data:
Net assets, end of period (000s)	$302,140	$126,969	$138,179	$65,265	$23,134
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.22%	0.29%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	0.82%	1.23%	2.05%	3.86%	3.43%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.26%	0.29%	0.38%	0.37%	0.31%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	21

Additional Strategies and General Investment Risks

Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective. In particular, we cannot guarantee that a Fund will be able to maintain a $1.00 per share NAV.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Fund itself.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt obligation will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk—The additional risks associated with foreign investments, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

22	Money Market Funds Prospectus

Interest Rate Risk—The risk that changes in interest rates can reduce the value of a security. Generally, when interest rates increase, the value of a debt obligation decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above, and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Money Market Funds Prospectus	23

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CASH INVESTMENT	GOVERNMENT	HERITAGE	NATIONAL TAX-FREE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●
Foreign Obligations Dollar-denominated debt obligations of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Liquidity and Regulatory Risk	●		●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 10% of net assets.	Liquidity Risk	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk	●	●	●

24	Money Market Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents

Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provides services to customers of the Funds

Ú

FINANCIAL SERVICES FIRMS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Money Market Funds Prospectus	25

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[    ] billion in mutual fund assets.

Dormant Multi-Manager Structure

The Board has adopted a dormant “multi-manager” structure for the Heritage Money Market Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Funds. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as the Funds’ adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.10% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

26	Money Market Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	We process requests to buy or sell shares of the Funds each business day. Requests the transfer agent receives in proper form for the Cash Investment Money Market, Government Money Market and Heritage Money Market Funds before 4:30 p.m. (ET) are generally processed on the same day. Requests the transfer agent receives in proper form for the National Tax-Free Money Market Fund before 12:00 noon (ET) generally are processed on the same day. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests we receive in proper form before these times are processed the same day. Requests the transfer agent receives after the cutoff times or via the automated voice response system by 4:00 p.m. (ET) are processed the next business day.

•	We determine the NAV of each Fund’s shares each business day. We determine the NAV by subtracting a Fund’s class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. We determine the NAV of the Cash Investment Money Market, Government Money Market and Heritage Money Market Funds at 5:00 p.m. (ET) and of the National Tax-Free Money Market Fund at 12:00 noon (ET). Each Fund’s assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

Money Market Funds Prospectus	27

Your Account

Administrator Class shares are available for purchase by or through Institutions. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through customer accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

•	Institutions may have different minimum and subsequent purchase requirements and/or earlier transaction deadlines than those stated in this prospectus.

Administrator Class shares are also available for purchase directly from Wells Fargo Advantage Funds. Please refer to the following pages for details on how to directly purchase Administrator Class shares of the Funds.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and

28	Money Market Funds Prospectus

promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Minimum Investments

Institutions and other investors are required to make a minimum initial investment of $1,000,000 per Fund. The minimum initial investment may be waived in certain circumstances. There are no minimum subsequent investment requirements.

Money Market Funds Prospectus	29

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000,000.

•	There is no minimum subsequent investment requirement.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

30	Money Market Funds Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Government Money Market Fund, Administrator Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank settlement account, or

•	exchange at least $1,000,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response services to:

•	exchange shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and direction to our Investor Center.

Money Market Funds Prospectus	31

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com to:

•	exchange shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	transfer from a linked bank account, or

•	exchange shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 30 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 30. Be sure to have the wiring bank include your current account number and the name your account is registered in.

32	Money Market Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a maximum of $500,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See ‘General Notes for Selling Shares,’ below. Further information is available by calling Investor Services at 1-800-222-8222.

Money Market Funds Prospectus	33

Your Account	How to Sell Shares

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

34	Money Market Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	Administrator Class shares may only be exchanged for Administrator Class shares.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	If you exchange between a money market Fund and a Fund with a sales load, you will buy shares at the Public Offering Price (“POP”) of the new Fund, which includes a sales load.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest it highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no financial incentive for an investor to attempt to market time investments into a money market Fund.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies (as described in the prospectus for the non-money market Fund), an account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

Money Market Funds Prospectus	35

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. Then select the Fund and Class you would like to purchase and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds declare distributions of any net investment income daily and make such distributions monthly. The Funds make distributions of any realized net capital gains at least annually.

Income and Gain Distributions

The Funds in this Prospectus make distributions of net investment income monthly, and any realized net capital gains at least annually.

We offer the following distribution options:

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, Medallion Guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the

36	Money Market Funds Prospectus

day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult you tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions of a Fund’s ordinary income, if any, generally will be taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, distributions of a Fund’s net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the National Tax-Free Money Market Fund’s net investment income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. Distributions of ordinary income from the National Tax-Free Money Market Fund attributable to other sources, if any, and of all ordinary income from the other funds attributable to all sources, generally will be taxable to you as ordinary income.

Corporate shareholders will not be able to deduct any distributions when determining their taxable income. In general, Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

In certain circumstances, Fund shareholders will be subject to back-up withholding taxes.

As long as each Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage to the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer service representative.

Money Market Funds Prospectus	37

Additional Services and Other Information

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

The Fund generally requires Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your financial intermediary immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

38	Money Market Funds Prospectus

Glossary

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Generally, Monday through Friday with the exception of any day in which the New York Stock Exchange or Federal Reserve is closed.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Obligations

Generally, a promise to pay interest and repay principal by a company sold as security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Distributions

Disbursements of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Dollar-Denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of the payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a

Money Market Funds Prospectus	39

Glossary

particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Municipal Obligations

Debt obligations of a state or local government entity. Revenues raised from the sale of such obligations may support general governmental needs or special projects. Virtually all municipal obligations are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A firm that has an agreement with the Funds’ distributors allowing it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

40	Money Market Funds Prospectus

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Zero Coupon Securities

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

Money Market Funds Prospectus	41

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P066 (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Wells Fargo Advantage Money Market Funds

Prospectus

Wells Fargo Advantage California Tax-Free Money Market Fund Wells Fargo Advantage Cash Investment Money Market Fund Wells Fargo Advantage Government Money Market Fund Wells Fargo Advantage National Tax-Free Money Market Fund Wells Fargo Advantage Prime Investment Money Market Fund Wells Fargo Advantage Treasury Plus Money Market Fund

Wells Fargo Advantage 100% Treasury Money Market Fund

Service Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April , 2005

Table of Contents Money Market Funds

Money Market Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

California Tax-Free Money Market Fund	Seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.

Cash Investment Money Market Fund	Seeks current income, while preserving capital and liquidity.

Government Money Market Fund	Seeks current income, while preserving capital and liquidity.

National Tax-Free Money Market Fund	Seeks current income exempt from federal income tax, while preserving capital and liquidity.

Prime Investment Money Market Fund	Seeks current income, while preserving capital and liquidity.

Treasury Plus Money Market Fund	Seeks current income, while preserving capital and liquidity.

100% Treasury Money Market Fund	Seeks current income that is exempt from most state and local individual income taxes, while preserving capital and liquidity.

4	Money Market Funds Prospectus

PRINCIPAL STRATEGIES

We invest in high-quality, short-term California municipal obligations.

We invest in high-quality money market instruments.

We invest in high-quality, short-term U.S. Government obligations and repurchase agreements.

We invest in high-quality, short-term municipal obligations.

We invest in high-quality money market instruments.

We invest in obligations issued by the U.S. Treasury and repurchase agreements.

We invest only in obligations issued by the U.S. Treasury.

Money Market Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 18;

•	the “Additional Strategies and General Investment Risks” section beginning on page 32; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in a Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

Debt Obligations

The Funds invest in debt obligations, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund’s portfolio, including U.S. Government obligations. Debt obligations with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates affect a Fund’s yield to the extent they affect the yield of instruments available for purchase by a Fund.

The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

Municipal Obligations

The California Tax-Free Money Market Fund and the National Tax-Free Money Market Fund invest in municipal obligations, which rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of a Fund’s portfolio. Typically, less information is available about a municipal issuer than is available about other types of securities issuers.

The California Tax-Free Money Market Fund is considered to be non-diversified according to the Investment Company Act of 1940 (the “1940 Act”). The majority of the issuers of the securities in the Fund’s portfolio are located within the state of California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. All other Funds in the Prospectus are considered to be diversified.

FUND-SPECIFIC RISKS

California Tax-Free Money Market Fund

Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal obligations. In addition, we may invest 25% or more of total assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects. Please see the Fund’s Statement of Additional Information for further details.

6	Money Market Funds Prospectus

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable), are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results.

California Tax-Free Money Market Fund Service Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 0.87%	Worst Qtr.:	Q3 ‘03 • 0.11%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.28%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Service Class (Incept. 11/8/99)[1]	0.59%	1.88%	2.32%
iMoneyNet California State Specific Institutional Money Fund Average	0.66%	2.12%	2.82%
[1]	Performance shown prior to the inception of this Class reflects the performance of the predecessor portfolio’s Class A shares adjusted to reflect the fees and expenses of the Service Class shares. The Class A shares incepted on January 1, 1992.

Money Market Funds Prospectus	7

Performance History

Cash Investment Money Market Fund Service Class Calendar Year Returns*

Best Qtr.:	Q4 ‘00 • 1.58%	Worst Qtr.:	Q3 ‘03 • 0.16%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.32%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Service Class (Incept. 10/14/87)	0.78%	3.45%	4.27%
iMoneyNet First Tier Institutional Money Fund Average	0.86%	3.80%	5.32%

8	Money Market Funds Prospectus

Government Money Market Fund Service Class Calendar Year Returns*

Best Qtr.:	Q4 ‘00 • 1.54%	Worst Qtr.:	Q4 ‘03 • 0.15%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.30%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years

Service Class (Incept. 11/16/87)	0.72%	3.32%	4.11%
iMoneyNet Government Institutional Money Fund Average	0.77%	3.59%	5.08%

Money Market Funds Prospectus	9

Performance History

National Tax-Free Money Market Fund Service Class Calendar Year Returns1*

Best Qtr.:	Q4 ‘00 • 1.00%	Worst Qtr.:	Q3 ‘03 • 0.13%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.29%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Service Class (Incept. 8/3/93)[1]	0.66%	2.21%	2.74%
iMoneyNet Tax-Free Institutional Money Fund Average	0.69%	2.31%	3.04%
[1]	Performance shown for periods prior to the inception of the Service Class shares reflects the performance of the predecessor portfolio’s Class A shares, adjusted to reflect this Class’s fees and expenses. The Class A shares incepted on January 7, 1988.

10	Money Market Funds Prospectus

Prime Investment Money Market Fund Service Class Calendar Year Returns*

Best Qtr.:	Q3 ‘00 • 1.56%	Worst Qtr.:	Q3 ‘03 • 0.14%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.27%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Service Class (Incept. 9/2/98)	0.66%	3.31%	3.42%
iMoneyNet First Tier Institutional Money Fund Average	0.86%	3.80%	3.91%

Money Market Funds Prospectus	11

Performance History

Treasury Plus Money Market Fund Service Class Calendar Year Returns*

Best Qtr.:	Q4 ‘00 • 1.52%	Worst Qtr.:	Q4 ‘03 • 0.13%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.27%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Service Class (Incept. 10/1/85)	0.68%	3.20%	4.05%
iMoneyNet Treasury & Repo Institutional Money Fund Average	0.73%	3.52%	4.96%
91 Day U.S. Treasury Bill	1.49%	4.39%	4.96%

12	Money Market Funds Prospectus

100% Treasury Money Market Fund Service Class Calendar Year Returns*

Best Qtr.:	Q4 ‘00 • 1.45%	Worst Qtr.:	Q4 ‘03 • 0.11%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.23%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Service Class (Incept. 12/03/90)	0.61%	3.09%	3.89%
iMoneyNet Treasury Institutional Money Fund Average	0.73%	3.44%	4.91%
91 Day U.S. Treasury Bill	1.49%	4.39%	4.96%

Money Market Funds Prospectus	13

Money Market Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund Shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
California Tax-Free Money Market Fund
Management Fees[1]	0.29%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.45%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.74%
Fee Waivers	0.29%

NET EXPENSES[3]	0.45%

Prime Investment Money Market Fund
Management Fees[1]	0.10%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.45%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.55%
Fee Waivers	0.00%

NET EXPENSES[3]	0.55%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the management fees affecting the California Tax-Free and 100% Treasury Money Market Funds. The management fees charged to each of the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule charged to these Funds is as follows: 0.30% for assets from $0 to $999 million; 0.275% for assets from $1 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.

14	Money Market Funds Prospectus

Summary of Expenses

Cash Investment Money Market Fund	Government Money Market Fund	National Tax-Free Money Market Fund
0.10%	0.10%	0.10%
0.00%	0.00%	0.00%
0.44%	0.45%	0.45%

0.54%	0.55%	0.55%
0.04%	0.05%	0.10%

0.50%	0.50%	0.45%

Treasury Plus Money Market Fund	100% Treasury Money Market Fund
0.10%	0.28%
0.00%	0.00%
0.45%	0.45%

0.55%	0.73%
0.05%	0.23%

0.50%	0.50%
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through July 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio may only be increased with the approval of the Board of Trustees.

Money Market Funds Prospectus	15

Money Market Funds Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	California Tax-Free Money Market Fund	Cash Investment Money Market Fund	Government Money Market Fund
1 YEAR	$46	$51	$51
3 YEARS	$207	$169	$171
5 YEARS	$383	$298	$302
10 YEARS	$891	$673	$684

	National Tax-Free Money Market Fund	Prime Investment Money Market Fund	Treasury Plus Money Market Fund
1 YEAR	$46	$56	$51
3 YEARS	$166	$176	$171
5 YEARS	$297	$307	$302
10 YEARS	$680	$689	$684

100% Treasury Money Market Fund
1 YEAR	$51
3 YEARS	$210
5 YEARS	$383
10 YEARS	$885

16	Money Market Funds Prospectus

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Unless otherwise indicated, percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund, except for the California Tax-Free Money Market Fund and National Tax-Free Money Market Fund, concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice. The investment policy of the California Tax-Free Money Market Fund and the National Tax-Free Money Market Fund concerning “80% of the Fund’s assets” may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Money Market Funds Prospectus	17

California Tax-Free Money Market Fund

Investment Objective

The California Tax-Free Money Market Fund seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio of bonds, notes and commercial paper issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. The Fund invests in high-quality, short-term, U.S. dollar-denominated money market instruments, substantially all of which are municipal obligations.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments;

•	at least 80% of the Fund’s assets in municipal obligations that provide income exempt from federal income tax and alternative minimum tax (“AMT”); and

•	at least 80% of the Fund’s assets in municipal obligations that pay interest exempt from California individual income taxes.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology, and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal obligations. In addition, we may invest 25% or more of total assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

The current finances of California and its municipalities have declined, in part due in recent years to the weak economy and weak stock market, which reduced the volume of personal income taxes collected on capital gain and stock option awards. According to the Governor’s Budget for 2004-05, a deficit of over $26 billion has accumulated over several years as a result of structural spending imbalances. California issued approximately $11.0 billion in economy recovery bonds in May and June 2004 to help balance the budget. As of July 16, 2004, the State Legislature has not approved a budget for the fiscal year 2004-05. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

18	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	SERVICE CLASS SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.02	0.03	0.01
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.02	0.03	0.01
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.03)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.02)	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[1]	0.56%	0.93%	1.75%	3.20%	1.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$367,216	$304,422	$262,866	$150,149	$75,697
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income (loss) to average net assets	0.56%	0.90%	1.62%	3.10%	2.69%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	0.50%	0.50%	0.49%	0.57%	0.51%
[1]	Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	19

Cash Investment Money Market Fund

Investment Objective

The Cash Investment Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We invest in a broad spectrum of high-quality money market instruments. These include commercial paper, negotiable certificates of deposit, bank notes, bankers’ acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks, and wholly-owned banking-related subsidiaries of foreign banks. We limit our investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion or the equivalent in other currencies.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

We may invest without limitation in high-quality, short-term obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

20	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	SERVICE CLASS SHARES—COMMENCED ON OCTOBER 14, 1987

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000[1]	May 31, 1999
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.03	0.06	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.03	0.06	0.04	0.05
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.03)	(0.06)	(0.04)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.03)	(0.06)	(0.04)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	0.70%	1.31%	3.05%	6.14%	4.37%	5.04%
Ratios/supplemental data:
Net assets, end of period (000s)	$8,472,548	$10,590,565	$13,345,951	$12,307,775	$9,082,788	$5,481,802
Ratios to average net assets[4]:
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.48%[3]	0.48%[3]
Ratio of net investment income (loss) to average net assets	0.70%	1.31%	2.91%	5.94%	5.23%[3]	4.91%[3]
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses4, [5]	0.55%	0.54%	0.54%	0.54%	0.54%[3]	0.57%[3]
[1]	The Fund changed its fiscal year-end from May 31 to March 31.
[2]	Total returns for periods of less than one year are not annualized.
[3]	Includes expenses allocated from the affiliated Portfolio(s) in which the Fund invested prior to November 8, 1999.
[4]	Ratios shown for periods of less than one year are annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	21

Government Money Market Fund

Investment Objective

The Government Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio composed substantially of short-term U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments; and

•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Neither the U.S. Government nor any U.S. Government agency either directly or indirectly insures or guarantees the performance of the Fund.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

22	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	SERVICE CLASS SHARES—COMMENCED ON NOVEMBER 16, 1987

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000[1]	May 31, 1999
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.03	0.05	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.03	0.05	0.04	0.05
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.03)	(0.05)	(0.04)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.03)	(0.05)	(0.04)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	0.65%	1.27%	2.86%	5.97%	4.18%	4.81%
Ratios/supplemental data:
Net assets, end of period (000s)	$4,767,774	$4,837,603	$5,752,411	$3,181,143	$3,433,956	$3,368,534
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	0.65%	1.24%	2.67%	5.79%	4.94%	4.69%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	0.55%	0.54%	0.52%	0.56%	0.54%	0.52%
[1]	The Fund changed its fiscal year-end from May 31 to March 31.
[2]	Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	23

National Tax-Free Money Market Fund

Investment Objective

The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

Investment Strategies

We invest substantially all of the Fund’s total assets in high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, variable, or floating rates of interest and may be zero coupon securities. We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. While we reserve the right to invest up to 20% of the Fund’s assets in municipal obligations that pay interest subject to federal income tax or federal AMT, beginning on January 1, 2005, we intend, under normal market conditions, to avoid investing in municipal obligations that pay interest subject to the federal AMT.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments;

•	at least 80% of the Fund’s assets in municipal obligations that pay interest exempt from federal income tax and federal AMT;

•	up to 20% of the Fund’s assets in municipal obligations the income from which may be subject to federal income tax or federal AMT; and

•	up to 35% of total assets in issuers located in a single state.

We may invest more than 25% of total assets in industrial development bonds and in participation interests in these securities.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Increased investment in the securities of issuers in a single state increases the Fund’s exposure to risks associated with economic downturns or legislative or regulatory changes in the state.

Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of the Fund’s portfolio. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

Please remember that some securities in the portfolio may be subject to federal income tax or federal AMT.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

24	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	SERVICE CLASS SHARES—COMMENCED ON AUGUST 3, 1993

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000[1]	May 31, 1999
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.02	0.04	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.02	0.04	0.03	0.03
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.04)	(0.03)	(0.03)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.02)	(0.04)	(0.03)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	0.62%	1.07%	2.05%	3.78%	2.58%	2.97%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,262,512	$1,401,583	$1,433,976	$1,183,279	$1,124,073	$1,019,589
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income (loss) to average net assets	0.62%	1.06%	1.96%	3.68%	3.05%	2.91%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	0.55%	0.55%	0.54%	0.56%	0.57%	0.57%
[1]	The Fund changed its fiscal year-end from May 31 to March 31.
[2]	Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	25

Prime Investment Money Market Fund

Investment Objective

The Prime Investment Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We invest in a broad spectrum of high-quality money market instruments of domestic and foreign issuers. These include negotiable certificates of deposit, bank notes, bankers’ acceptances, and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches of foreign banks, and wholly-owned banking related subsidiaries of foreign banks. We limit investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion or the equivalent in other currencies.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments.

The Fund may invest without limitation in high-quality, short-term obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

26	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	SERVICE CLASS SHARES—COMMENCED ON SEPTEMBER 2, 1998

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000[1]	May 31, 1999
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.03	0.06	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.03	0.06	0.04	0.04
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.03)	(0.06)	(0.04)	(0.04)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.03)	(0.06)	(0.04)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	0.60%	1.14%	2.80%	6.02%	4.30%	3.59%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,466,176	$1,818,364	$2,006,493	$1,678,432	$222,523	$68,771
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.54%	0.55%	0.55%	0.55%	0.55%[4]	0.54%[4]
Ratio of net investment income (loss) to average net assets	0.59%	1.14%	2.64%	5.72%	5.15%[4]	4.69%[4]
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,5]	0.55%	0.55%	0.55%	0.63%	0.93%[4]	0.74%[4]
[1]	The Fund changed its fiscal year-end from May 31 to March 31.
[2]	Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes expenses allocated from the affiliated Portfolio(s) in which the Fund invested prior to November 8, 1999.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	27

Treasury Plus Money Market Fund

Investment Objective

The Treasury Plus Money Market Fund seeks current income, while preserving capital and liquidity.

Investment Strategies

We invest in short-term obligations issued by the U.S. Treasury, and we also invest in repurchase agreements and other instruments collateralized or secured by U.S. Treasury obligations. It is our intention to invest, under normal market conditions, substantially all of the Fund’s assets in such securities, though the Fund reserves the right to invest up to 20% of the Fund’s assets in securities other than those described above.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments; and

•	at least 80% of the Fund’s assets in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund’s portfolio to fluctuate.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

28	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	SERVICE CLASS SHARES—COMMENCED ON OCTOBER 1, 1985

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.03	0.06	0.05
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.03)	(0.06)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.03)	(0.06)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.60%	1.20%	2.73%	5.83%	4.76%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,324,943	$1,207,609	$1,158,202	$1,050,508	$468,150
Ratios to average net assets:
Ratio of expenses to average net assets	0.49%	0.46%	0.46%	0.46%	0.45%
Ratio of net investment income (loss) to average net assets	0.60%	1.18%	2.54%	5.64%	5.04%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1]	0.55%	0.55%	0.53%	0.55%	0.63%
[1]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	29

100% Treasury Money Market Fund

Investment Objective

The 100% Treasury Money Market Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio composed of short-term obligations issued by the U.S. Treasury.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments; and

•	100% of the Fund’s assets in U.S. Treasury obligations.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund’s portfolio to fluctuate.

Any distributions of capital gains realized by the Fund generally will not be exempt from state and local taxes. For more information, see “Taxes” on page 46, and the Statement of Additional Information.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 32. These considerations are all important to your investment choice.

30	Money Market Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	SERVICE CLASS SHARES—COMMENCED ON DECEMBER 3, 1990

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000[1]	May 31, 1999
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.03	0.05	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.03	0.05	0.04	0.04
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.03)	(0.05)	(0.04)	(0.04)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.03)	(0.05)	(0.04)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	0.53%	1.15%	2.68%	5.59%	3.94%	4.49%
Ratios/supplemental data:
Net assets, end of period (000s)	$2,978,019	$2,725,643	$2,501,888	$2,254,618	$1,702,250	$1,548,549
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.49%	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of net investment income (loss) to average net assets	0.52%	1.12%	2.53%	5.41%	4.67%	4.34%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	0.55%	0.55%	0.55%	0.55%	0.54%	0.53%
[1]	The Fund changed its fiscal year-end from May 31 to March 31.
[2]	Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Funds Prospectus	31

Additional Strategies and General Investment Risks

Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective. In particular, we cannot guarantee that a Fund will be able to maintain a $1.00 per share NAV.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Certain Funds may invest a portion of their assets in U.S.Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt obligation will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk—The additional risks associated with foreign investments, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

32	Money Market Funds Prospectus

Interest Rate Risk—The risk that changes in interest rates can reduce the value of a security. Generally, when interest rates increase, the value of a debt obligation decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Money Market Funds Prospectus	33

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with the practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with the respect to the disclosure of each Fund’s portfolio securities and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CALIFORNIA TAX-FREE	CASH INVESTMENT	GOVERNMENT	NATIONAL TAX-FREE	PRIME INVESTMENT	TREASURY PLUS	100% TREASURY

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●
Foreign Obligations Dollar-denominated debt obligations of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Liquidity and Regulatory Risk		●			●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 10% of net assets.	Liquidity Risk	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk		●	●		●	●

34	Money Market Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management
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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Manages the Funds’ business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

Money Market Funds Prospectus	35

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 31, 2004, Funds Management provided advisory services for over $[    ] billion in mutual fund assets.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Funds. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[    ] billion.

Wells Capital Management is compensated for its services by Funds Management from the fees that Funds Management receives for its services as the Fund’s adviser.

The Administrator

Funds Management provides the Funds with administration services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

36	Money Market Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	We process requests to buy or sell shares of the Funds each business day. Requests the transfer agent receives in proper form for the Cash Investment Money Market, Government Money Market, Prime Investment Money Market and Treasury Plus Money Market Funds before 4:30 p.m. (ET) generally are processed on the same day. Requests the transfer agent receives in proper form for the 100% Treasury Money Market Fund before 1:00 p.m. (ET) generally are processed on the same day. Requests the transfer agent receives in proper form for the California Tax-Free Money Market and National Tax-Free Money Market Funds before 12:00 noon (ET) generally are processed on the same day. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after the cutoff times or via the automated voice response system by 4:00 p.m. (ET) are processed the next business day.

•	We determine the NAV of each Fund’s shares each business day. We determine the NAV by subtracting a Fund’s class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. We determine the NAV of the Cash Investment Money Market, Government Money Market, Prime Investment Money Market and Treasury Plus Money Market Funds at 5:00 p.m. (ET), of the 100% Treasury Money Market Fund at 1:00 p.m. (ET) and of the California Tax-Free Money Market and National Tax-Free Money Market Funds at 12:00 noon (ET). Each Fund’s assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargoadvantagefunds.com, by calling Investor Services at 1-800-222-8222, in person by visiting our Investor Center in Manomonee Falls, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application.

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual

Money Market Funds Prospectus	37

Your Account

funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Notes on Managing Your Account

Minimum Investments

•	$100,000 minimum initial investment.

•	No minimum subsequent investment requirement.

Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

38	Money Market Funds Prospectus

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $100,000.

•	There is no minimum subsequent investment requirement.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust / Boston, MA

Att’n: Wells Fargo Advantage Funds (Name of Fund, Account # and Share Class)

Account Name (Registration Name of Account)

Bank Routing Number: ABA 011000028

Wire Purchase Account Number: 99905-437-1

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or ACH transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

Money Market Funds Prospectus	39

Your Account How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the full Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargoadvantagefunds.com), by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, “Wells Fargo Advantage Government Money Market Fund, Service Class.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check.

•	Complete an investment slip or the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds with the check.

•	To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the ‘By Mail’ section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	make a cash transfer from a linked bank settlement account, or

•	exchange at least $100,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use our Automated Voice Response services to:

•	exchange shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response service to either:

•	make a cash transfer from a linked bank account, or

•	exchange shares from an existing Wells Fargo Advantage Funds Account.

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and direction to our Investor Center.

40	Money Market Funds Prospectus

How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

To buy into a new Fund, visit our Web site at www.wellsfargoadvantagefunds.com to:

•	exchange shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargoadvantagefunds.com, to either:

•	transfer from a linked bank account, or

•	exchange shares from an existing Wells Fargo Advantage Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. See page 39 for wire instructions.

IF YOU ARE BUYING ADDITIONAL SHARES:

Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 39. Be sure to have the wiring bank include your current account number and the name your account is registered in.

Money Market Funds Prospectus	41

Your Account How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: i) if the request is for over $100,000; ii) if the address on your account was changed within the last 30 days, or iii) if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use our Automated Voice Response Service to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number (usually your social security number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET

Visit our Web site at www.wellsfargoadvantagefunds.com to process your redemption request. Redemptions requested on-line are limited to a maximum of $500,000. Redemption proceeds may be remitted by check to your address of record, by ACH transfer into a linked bank account, or by wire.

See ‘General Notes for Selling Shares,’ below. Further information is available by calling Investor Services at 1-800-222-8222.

42	Money Market Funds Prospectus

How to Sell Shares

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call an Investor Service Representative for hours of operation and directions to our Investor Center.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for ACH transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

Money Market Funds Prospectus	43

Your Account Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	Service Class shares may be exchanged for other Service Class shares, or for any non-money market Class A shares.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	If you exchange between a money market Fund and a Fund with a sales load, you will buy shares at the Public Offering Price (“POP”) of the new Fund, which includes a sales load.

•	If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest it highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no financial incentive for an investor to attempt to market time investments into a money market Fund.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies (as described in the prospectus for the non-money market Fund), an account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

44	Money Market Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With the Payroll Direct Deposit Plan, you may transfer all or a portion of your paycheck, Social Security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds declare distributions of any net investment income daily and make such distributions monthly. The Funds make distributions of any realized net capital net gains at least annually.

We offer the following distribution options. To change your current option for payment of dividends and net capital gains distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address that you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Money Market Funds Prospectus	45

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal and California State income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult you tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions of a Fund’s ordinary income, if any, generally will be taxable to you as ordinary income. Distributions of the California Tax-Free Money Market Fund’s net interest income from California state and municipal tax-exempt securities will not be subject to California individual income tax.

Although the Funds do not expect to realize any capital gain, distributions of a Fund’s net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the California Tax-Free Money Market Fund’s and the National Tax-Free Money Market Fund’s net investment income from tax-exempt securities will not be subject to federal income tax although a portion of distributions could be subject to the federal AMT. Distributions of ordinary income from the California Tax-Free Money Market Fund and the National Tax-Free Money Market Fund attributable to other sources, if any, and of ordinary income from other funds attributable to all sources generally will be taxable to your ordinary income.

Corporate shareholders will not be able to deduct any distributions when determining their taxable income. Distributions from the 100% Treasury Money Market Fund will be exempt in most jurisdictions from state and local individual income taxes, but may not be exempt from state and local corporate income and/or franchise taxes. In general, Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Any taxable distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

In certain circumstances, Fund shareholders will be subject to back-up withholding taxes.

As long as each Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

46	Money Market Funds Prospectus

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call a customer service representative for more information.

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our automated voice-response system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Money Market Funds Prospectus	47

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Generally, Monday through Friday with the exception of any day in which the New York Stock Exchange or Federal Reserve is closed.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Obligations

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Distributions

Disbursements of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund’s total assets. Non-diversified funds are not required to comply with such investment policies.

Dollar-Denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or a portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors

48	Money Market Funds Prospectus

include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Municipal Obligations

Debt obligations of a state or local government entity. Revenues raised from the sale of such obligations may support general governmental needs or special projects. Virtually all municipal obligations are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Public Offering Price

The NAV with the sales load.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A firm that has an agreement with the Funds’ distributors allowing it to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers, and exclude sales loads.

Money Market Funds Prospectus	49

Glossary

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Zero Coupon Securities

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

50	Money Market Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222 or visit our Web site at www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P         (04/05) ICA Reg. No. 811-09253

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

Wells Fargo Advantage Money Market Funds

Prospectus

Wells Fargo Advantage California Tax-Free Money Market Trust

Wells Fargo Advantage Money Market Trust

Wells Fargo Advantage National Tax-Free Money Market Trust

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

April    , 2005

Table of Contents Money Market Trusts

Wells Fargo Money Market Trusts Overview

See the individual Fund descriptions in this Prospectus for further details.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

California Tax-Free Money Market Trust	Seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.

Money Market Trust	Seeks current income, while preserving capital and liquidity.

National Tax-Free Money Market Trust	Seeks current income exempt from federal income tax, while preserving capital and liquidity.

4	Money Market Trusts Prospectus

PRINCIPAL STRATEGIES

We invest in high-quality, short-term California municipal obligations.

We invest in high-quality money market instruments.

We invest in high-quality, short-term municipal obligations.

Money Market Trusts Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 14;

•	the “Additional Strategies and General Investment Risks” section beginning on page 20; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in a Fund. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

Debt Obligations

The Funds invest in debt obligations, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund’s portfolio, including U.S. Government obligations. Debt obligations with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates affect a Fund’s yield to the extent they affect the yield of instruments available for purchase by a Fund.

Municipal Obligations

The California Tax-Free Money Market Trust and the National Tax-Free Money Market Trust invest in municipal obligations, which rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of a Fund’s portfolio. Typically, less information is available about a municipal issuer than is available about other types of securities issuers.

The California Tax-Free Money Market Trust is considered to be non-diversified according to the Investment Company Act of 1940 (the “1940 Act”). The majority of the issuers of the securities in the Fund’s portfolio are located within the state of California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. All other Funds in the Prospectus are considered to be diversified.

FUND-SPECIFIC RISKS

California Tax-Free Money Market Trust

Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology, and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal obligations. In addition, we may invest 25% or more of total assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects. Please see the Fund’s Statement of Additional Information for further details.

6	Money Market Trusts Prospectus

Performance History

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results.

California Tax-Free Money Market Trust Calendar Year Returns*

Best Qtr.:	Q4 ‘00 • 0.92%	Worst Qtr.:	Q3 ‘03 • 0.17%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.40%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
California Tax-Free Money Market Trust (Incept. 5/5/97)	0.84%	2.15%	2.41%
iMoneyNet California State Specific Institutional Money Fund Average	0.66%	2.12%	2.43%

Money Market Trusts Prospectus	7

Performance History

Money Market Trust Calendar Year Returns*

Best Qtr.:	Q4 ‘00 • 1.66%	Worst Qtr.:	Q3 ‘03 • 0.24%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.47%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Money Market Trust (Incept. 9/17/90)	1.07%	3.72%	4.51%
iMoneyNet First Tier Institutional Money Fund Average	0.86%	3.80%	5.32%

8	Money Market Trusts Prospectus

National Tax-Free Money Market Trust Calendar Year Returns*

Best Qtr.:	Q2 ‘00 • 1.06%	Worst Qtr.:	Q3 ‘03 • 0.19%

*	The Fund’s year-to-date performance through June 30, 2004 was 0.39%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
National Tax-Free Money Market Trust (Incept. 11/10/97)	0.92%	2.44%	2.60%
iMoneyNet Tax-Free Institutional Money Fund Average	0.69%	2.31%	2.54%

Money Market Trusts Prospectus	9

Money Market Trusts

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	California Tax-Free Money Market Trust	Money Market Trust	National Tax-Free Money Market Trust
Management Fees	0.00%	0.00%	0.00%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.21%	0.21%	0.21%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.21%	0.21%	0.21%
Fee Waivers	0.01%	0.01%	0.01%

NET EXPENSES[2]	0.20%	0.20%	0.20%
[1]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[2]	The adviser has committed through July 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this time, the Net Expense Ratio may only be increased with the approval of the Board of Trustees.

10	Money Market Trusts Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	California Tax-Free Money Market Trust	Money Market Trust	National Tax-Free Money Market Trust
1 YEAR	$20	$20	$20
3 YEARS	$67	$67	$67
5 YEARS	$117	$117	$117
10 YEARS	$267	$267	$267

Money Market Trusts Prospectus	11

Key Information

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Unless otherwise indicated, percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Money Market Trust concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice. The investment policy of the California Tax-Free Money Market Trust and the National Tax-Free Money Market Trust may only be changed with shareholder approval.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Words appearing in bold, italicized print appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12	Money Market Trusts Prospectus

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California Tax-Free Money Market Trust

Investment Objective

The California Tax-Free Money Market Trust seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.

Investment Strategies

We actively manage a portfolio of bonds, notes and commercial paper issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments, substantially all of which are municipal obligations.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments;

•	at least 80% of the Fund’s assets in municipal obligations that provide income exempt from federal income tax and federal alternative minimum tax (“AMT”); and

•	at least 80% of the Fund’s assets in municipal obligations that pay interest exempt from California individual income tax.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology, and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal obligations. In addition, we may invest 25% or more of total assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

The current finances of California and its municipalities have declined, in part due in recent years to the weak economy and weak stock market, which reduced the volume of personal income taxes collected on capital gain and stock option awards. According to the Governor’s Budget for 2004-05, a deficit of over $26 billion has accumulated over several years as a result of structural spending imbalances. California issued approximately $11.0 billion in economy recovery bonds in May and June 2004 to help balance the budget. As of July 16, 2004, the State Legislature has not approved a budget for the fiscal year 2004-05. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest than diversified funds.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

14	Money Market Trusts Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	COMMENCED ON MAY 5, 1997

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.02	0.03	0.03
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.03)	(0.03)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.02)	(0.03)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.82%	1.18%	2.01%	3.41%	2.93%
Ratios/supplemental data:
Net assets, end of period (000s)	$501,853	$830,713	$852,775	$590,286	$540,704
Ratios to average net assets:
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets	0.81%	1.16%	1.92%	3.33%	2.89%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1]	0.21%	0.24%	0.25%	0.23%	0.67%
[1]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Trusts Prospectus	15

Money Market Trust

Investment Objective

The Money Market Trust seeks current income, while preserving capital and liquidity.

Investment Strategies

We invest in high-quality U.S. dollar-denominated high-quality, short-term money market instruments. These include banker’s acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality,short-term money market instruments.

The Fund may invest without limitation in high-quality, short-term obligations of foreign issuers.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

16	Money Market Trusts Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	COMMENCED ON SEPTEMBER 17, 1990

For the period ended	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.02	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.02	0.03	0.06	0.05
Less distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.03)	(0.06)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.02)	(0.03)	(0.06)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.00%	1.58%	3.27%	6.44%	5.43%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,448,899	$1,823,970	$1,776,435	$1,161,092	$713,278
Ratios to average net assets:
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets	0.98%	1.56%	3.02%	6.20%	5.35%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1]	0.21%	0.23%	0.22%	0.22%	0.48%
[1]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Trusts Prospectus	17

National Tax-Free Money Market Trust

Investment Objective

The National Tax-Free Money Market Trust seeks current income exempt from federal income tax, while preserving capital and liquidity.

Investment Strategies

We invest substantially all of the Fund’s total assets in high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, variable, or floating rates of interest and may be zero coupon securities. We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. While we reserve the right to invest up to 20% of the Fund’s assets in municipal obligations that pay interest subject to federal income tax or federal AMT, beginning on January 1, 2005, we intend, under normal market conditions, to avoid investing in municipal obligations that pay interest subject to the federal AMT.

Permitted Investments

Under normal circumstances, we invest:

•	100% of total assets in high-quality, short-term money market instruments;

•	at least 80% of the Fund’s assets in municipal obligations that pay interest exempt from federal income tax and federal AMT;

•	up to 20% of the Fund’s assets in municipal obligations, the income from which may be subject to federal income tax or federal AMT; and

•	up to 35% of total assets in issuers located in a single state.

We may also invest up to 25% of total assets in industrial development bonds and in participation interests in these securities.

Important Risk Factors

The Fund is primarily subject to the risks described in the “Summary of Important Risks” section on page 6. Increased investment in the securities of issuers in a single state increases the Fund’s exposure to risks associated with economic downturns or legislative or regulatory changes in the state.

Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the yield of the Fund’s portfolio. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

Please remember that some securities in the portfolio may be subject to federal income tax or federal AMT.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 20. These considerations are all important to your investment choice.

18	Money Market Trusts Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	COMMENCED ON NOVEMBER 10, 1997

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.02	0.04	0.03
Net realized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.01	0.01	0.02	0.04	0.03
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.04)	(0.03)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.02)	(0.04)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.86%	1.30%	2.25%	4.01%	3.30%
Ratios/supplemental data:
Net assets, end of period (000s)	$563,985	$507,048	$627,773	$339,791	$269,943
Ratios to average net assets:
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets	0.86%	1.28%	2.08%	3.89%	3.27%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[1]	0.21%	0.22%	0.24%	0.25%	0.52%
[1]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Money Market Trusts Prospectus	19

Additional Strategies and General Investment Risks

Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective. In particular, we cannot guarantee that a Fund will be able to maintain a $1.00 per share NAV.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt obligation will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Foreign Investment Risk—The additional risks associated with foreign investments, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of a security. Generally, when interest rates increase, the value of a debt obligation decreases. The effect is usually more pronounced for securities with longer dates to maturity.

20	Money Market Trusts Prospectus

Leverage Risk—The risk that an investment practice, such as engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Money Market Trusts Prospectus	21

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		CALIFORNIA TAX-FREE	MONEY MARKET	NATIONAL TAX-FREE

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●
Foreign Obligations Dollar-denominated debt obligations of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Liquidity and Regulatory Risk		●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 10% of net assets.	Liquidity Risk	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Counter-Party Risk		●

22	Money Market Trusts Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may make a change in one of these companies.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market St. San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Money Market Trusts Prospectus	23

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. Funds Management currently does not receive fees for its services as adviser. As of December 31, 2004, Funds Management provided advisory services for over [    ] billion in mutual fund assets.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for the Funds. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of [    ] billion in assets. Wells Capital Management currently does not receive fees for its services as sub-adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

24	Money Market Trusts Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	We process requests to buy or sell shares of the Funds each business day. Requests the transfer agent receives in proper form for each Fund, except the Money Market Trust, generally are processed at 12:00 noon (ET) on the same day. Requests the transfer agent receives in proper form for the Money Market Trust generally are processed at 3:00 p.m. (ET) on the same day. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after the cutoff times or via the automated voice response system by 4:00 p.m. (ET) are processed the next business day.

•	We determine the NAV of each Fund’s shares each business day. We determine the NAV by subtracting a Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. We determine the NAV for the Money Market Trust at 3:00 p.m. (ET), and for the other Funds at 12:00 noon (ET). Each Fund’s assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

Money Market Trusts Prospectus	25

Your Account                                         How to Buy Shares

How to Buy Shares

Typically, Trust Class shares are bought and held on your behalf by the institution through which you are investing. Investors interested in purchasing Trust Class shares of the Funds should contact an account representative at their institution and should understand the following:

•	Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

•	Institutions are usually the holders of record of Trust Class shares held through customer accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

•	Institutions may have different minimum and subsequent purchase requirements and/or earlier transaction deadlines than those stated in this prospectus.

All investors should understanding the following:

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks;

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	For the benefit of the Fund, we request that trades be placed as early in the day as possible.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

26	Money Market Trusts Prospectus

How to Buy Shares

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Minimum Investments

•	Trust Class shares have no minimum initial or subsequent investment requirement, but can only be purchased within certain trust accounts.

Money Market Trusts Prospectus	27

How to Sell Shares Your Account

How to Sell Shares

Trust Class shares must be redeemed in accordance with the agreement governing your account through which you hold your shares. Please read the account agreement for rules governing selling shares, and contact your account representative at your Institution with any questions.

GENERAL NOTES FOR SELLING FUND SHARES:

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest it highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no financial incentive for an investor to attempt to market time investments into a money market Fund.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies (as described in the prospectus for the non-money market Fund), an account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Money Market Trusts Prospectus	28

Other Information

Income and Gain Distributions

The Funds declare distributions of any net investment income daily and make such distributions monthly. The Funds make distributions of any realized net capital gains at least annually.

Taxes

The following discussion regarding federal income and California individual income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal and California state income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult you tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions of the California Tax-Free Money Market Fund and National Tax-Free Money Market Trust’s net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. Distributions of the California Tax-Free Money Market Trust’s net interest income from California state and municipal tax-exempt securities will not be subject to California individual income tax. Distributions of ordinary income from these Funds attributable to other sources and of ordinary income from the Money Market Trust attributable to all sources generally will be taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, distributions of a Fund’s net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Distributions from a Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. Following the end of every year, we will notify you of the federal income tax status of your distributions for the year.

In certain circumstances, Fund shareholders will be subject to back-up withholding taxes.

As long as each Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution

Money Market Trusts Prospectus	29

Other Information

immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your social security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

30	Money Market Trusts Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Business Day

Generally, Monday through Friday with the exception of any day in which the New York Stock Exchange or Federal Reserve is closed.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Obligations

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Distributions

Disbursements of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund’s total assets. Non-diversified funds are not required to comply with such investment policies.

Dollar-Denominated

Dollar-denominated means, with reference to a security, that all principal and interest payments on such security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid, and the timing of payments related to such security do not vary or float with the value of foreign currency, the rate of interest payable on foreign currency borrowings, or with any other interest rate or index expressed in a currency other than U.S. dollars.

Duration

A measure of a security’s or a portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be readily sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Money Market Trusts Prospectus	31

Glossary

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Municipal Obligations

Debt obligations of a state or local government entity. Revenues raised from the sale of such obligations may support general governmental needs or special projects. Virtually all municipal obligations are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Zero Coupon Securities

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

32	Money Market Trusts Prospectus

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222 or visit our Web site at

www.wellsfargoadvantagefunds.com

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090

for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P     (04/05)

ICA Reg. No.

811-09253

Printed on Recycled Paper

Table of Contents 401(k) Plan Funds

401(k) Plan Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

Aggressive Allocation Fund (formerly named the Strategic Growth Allocation Fund)	Seeks capital appreciation with a secondary emphasis on current income.

Conservative Allocation Fund (formerly named the Strategic Income Fund)	Seeks a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments and stocks.

Diversified Equity Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Diversified Small Cap Fund	Seeks long-term capital appreciation with moderate annual return volatility.

Growth Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Large Company Growth Fund	Seeks long-term capital appreciation.

Moderate Balanced Fund	Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

4	401(k) Plan Funds Prospectus

PRINCIPAL STRATEGIES

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral” target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that invests in five different equity investment styles—large cap blend, large cap value, large cap growth, small cap and international—to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 14 master portfolios.

The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We currently invest in 3 master portfolios.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund’s portfolio each use various investment styles.

401(k) Plan Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 21;

•	the “Additional Strategies and General Investment Risks” section beginning on page 47; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and

6	401(k) Plan Funds Prospectus

COMMON RISKS FOR THE FUNDS

Foreign Investments (cont’d)

settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

FUND	SPECIFIC RISKS

Aggressive Allocation Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Conservative Allocation Fund	The Fund is primarily subject to the “Debt Securities” and “Equity Securities” risks described under “Common Risks for the Funds” on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Diversified Equity Fund	The Fund is primarily subject to the “Equity Securities”, “Foreign Investments” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Diversified Small Cap Fund	The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Growth Balanced Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

Large Company Growth Fund	The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

401(k) Plan Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Moderate Balanced Fund	The Fund is primarily subject to the “Debt Securities,” “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

8	401(k) Plan Funds Prospectus

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Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Aggressive Allocation Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q4 ’98 • 20.01%	Worst Qtr.:	Q3 ’02 • (18.70)%

10	401(k) Plan Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 12/02/97)	27.05%	3.20%	6.37%
Administrator Class Returns After Taxes on Distributions	26.51%	2.53%	5.75%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	17.57%	2.37%	5.16%
S&P 500 Index (reflects no deduction for expenses or taxes)[1,3]	28.67%	(0.57)%	4.02%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[2]	4.10%	6.62%	7.04%
[1]	S&P 500 is a registered trademark of Standard & Poor’s.
[2]	Lehman Brothers Aggregate Bond Index.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

401(k) Plan Funds Prospectus	11

Performance History

Conservative Allocation Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q2 ’97 • 6.21%	Worst Qtr.:	Q3 ’02 • (3.36)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Return Before Taxes (Incept. 11/11/94)[1]	9.31%	5.07%	7.37%
Administrator Class Returns After Taxes on Distributions	8.05%	3.11%	5.38%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	6.05%	3.18%	5.19%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

12	401(k) Plan Funds Prospectus

Diversified Equity Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 19.88%	Worst Qtr.:	Q3 ’02 • (19.36)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	29.43%	0.88%	9.83%
Administrator Class Returns After Taxes on Distributions	29.04%	(0.05)%	8.85%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	19.12%	0.40%	8.28%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,3]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

401(k) Plan Funds Prospectus	13

Performance History

Diversified Small Cap Fund Administrator Class Calendar Year Returns

Best Qtr.:	Q2 ’03 • 21.57%	Worst Qtr.:	Q3 ’98 • (23.73)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	Life of Fund
Administrator Class Returns Before Taxes (Incept. 12/31/97)	43.93%	9.03%	5.87%
Administrator Class Returns After Taxes on Distributions	43.60%	8.53%	5.46%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	28.55%	7.59%	4.87%
Russell 2000 Index (reflects no deduction for expenses or taxes)	47.25%	7.13%	5.45%

14	401(k) Plan Funds Prospectus

Growth Balanced Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 16.86%	Worst Qtr.:	Q3 ’02 • (15.61)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	23.54%	4.13%	9.79%
Administrator Class Returns After Taxes on Distributions	22.58%	2.60%	8.23%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	15.29%	2.76%	7.78%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

401(k) Plan Funds Prospectus	15

Performance History

Large Company Growth Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 31.64%	Worst Qtr.:	Q1 ’01 • (22.83)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	26.77%	(1.71)%	11.22%
Administrator Class Returns After Taxes on Distributions	26.77%	(1.85)%	10.86%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	17.40%	(1.44)%	9.94%
S&P 500 Index (reflects no deduction for expenses or taxes)[2]	28.67%	(0.57)%	11.06%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.

16	401(k) Plan Funds Prospectus

Moderate Balanced Fund Administrator Class Calendar Year Returns1

Best Qtr.:	Q4 ’98 • 10.19%	Worst Qtr.:	Q3 ’02 • (9.06)%

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns
for the period ended 12/31/03	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/11/94)[1]	15.66%	4.87%	8.44%
Administrator Class Returns After Taxes on Distributions	14.11%	2.77%	6.43%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	10.17%	3.02%	6.22%
S&P 500 Index (reflects no deduction for expenses or taxes)[2,4]	28.67%	(0.57)%	11.06%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[3]	4.10%	6.62%	6.95%
[1]	Performance shown for periods prior to the inception of the Administrator Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Administrator Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[2]	S&P 500 is a registered trademark of Standard & Poor’s.
[3]	Lehman Brothers Aggregate Bond Index.
[4]	Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

401(k) Plan Funds Prospectus	17

401(k) Plan Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)[1]

	Diversified Equity Fund	Diversified Small Cap Fund	Growth Balanced Fund	Large Company Growth Fund
Management Fees[2]	0.88%	0.99%	0.83%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.44%	0.33%	0.37%	0.45%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.32%	1.32%	1.20%	1.20%
Fee Waivers	0.32%	0.12%	0.25%	0.25%

NET EXPENSES[4]	1.00%	1.20%	0.95%	0.95%
	Moderate Balanced Fund	Aggressive Allocation Fund	Conservative Allocation Fund
Management Fees[2]	0.80%	0.85%	0.77%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.38%	0.43%	0.38%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.28%	1.28%	1.15%
Fee Waivers	0.28%	0.28%	0.30%

NET EXPENSES[4]	0.90%	1.00%	0.85%
[1]	Expenses for gateway funds include expenses allocated from the master portfolios in which each such fund invests.
[2]	The Funds’ investment adviser has implemented breakpoint schedules for the management fees of the master portfolios in which the Funds invest. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. Each Fund, except for the Large Company Growth Fund, invests substantially all of its assets in two or more master portfolios. The breakpoint schedule for the master portfolio in which the Large Company Growth Fund invests is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Conservative Allocation Fund have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[4]	The adviser has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

18	401(k) Plan Funds Prospectus

Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Diversified Equity Fund	Diversified Small Cap Fund	Growth Balanced Fund	Large Company Growth Fund
1 YEAR	$102	$122	$97	$97
3 YEARS	$387	$406	$356	$356
5 YEARS	$693	$712	$636	$636
10 YEARS	$1,562	$1,580	$1,432	$1,432
		Moderate Balance Fund	Aggressive Allocation Fund	Conservative Allocation Fund
1 YEAR		$92	$102	$87
3 YEARS		$368	$378	$336
5 YEARS		$666	$675	$604
10 YEARS		$1,512	$1,521	$1,371

401(k) Plan Funds Prospectus	19

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”) or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Master/GatewaySM Structure

Some of the Funds in this Prospectus are gateway funds in a Master/GatewaySM structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund’s investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

20	401(k) Plan Funds Prospectus

Aggressive Allocation Fund

Investment Objective

The Aggressive Allocation Fund seeks to provide capital appreciation with a secondary emphasis on current income.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund’s “neutral” target allocation is 80% equity securities and 20% fixed income securities, and it uses a “multi-style approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 17 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	80%	65–95%
Fixed Income Styles	20%	5–35%

401(k) Plan Funds Prospectus	21

Aggressive Allocation Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	80%
Large Cap Blend Style		20%
Index Portfolio			20%
Large Cap Value Style		20%
C & B Large Cap Value Portfolio			6.67%
Equity Income Portfolio			6.67%
Equity Value Portfolio			6.66%
Large Cap Growth Style		20%
Disciplined Growth Portfolio			4%
Large Cap Appreciation Portfolio			2%
Large Company Growth Portfolio			14%
Small Cap Style		8%
Small Cap Index Portfolio			2.67%
Small Company Growth Portfolio			2.67%
Small Company Value Portfolio			2.66%
International Style		12%
International Core Portfolio			3%
International Growth Portfolio			3%
International Index Portfolio			3%
International Value Portfolio			3%
Diversified Bond Style	20%
Managed Fixed-Income Portfolio			10.0%
Strategic Value Bond Portfolio			3.33%
Tactical Maturity Bond Portfolio			6.67%
TOTAL FUND ASSETS	100%

22	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 64 for the objective and principal strategies for each portfolio, and the “Portfolio Managers” section on page 68 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at C&B
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Robert M. Mushock, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Core	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
International Value	LSV Asset Management	Josef Lakonishok; Robert W. Vishny and Menno Vermeulen
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed-Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 47. These considerations are all important to your investment choice.

401(k) Plan Funds Prospectus	23

Aggressive Allocation Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON DECEMBER 2, 1997

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$9.91	$12.02	$14.78	$12.89	$12.93	$11.04
Income from investment operations:
Net investment income (loss)	0.10	0.13	0.17	0.18	0.02	0.15
Net realized and unrealized gain (loss) on investments	2.00	(2.03)	(2.29)	1.85	(0.06)	1.83
Total from investment operations	2.10	(1.90)	(2.12)	2.03	(0.04)	1.98
Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.17)	(0.12)	0.00	(0.09)
Distributions from net realized gain	0.00	(0.10)	(0.47)	(0.02)	0.00	0.00
Total distributions	(0.16)	(0.21)	(0.64)	(0.14)	0.00	(0.09)
Net asset value, end of period	$11.85	$9.91	$12.02	$14.78	$12.89	$12.93
Total return[2]	21.36%	(16.22)%	(14.97)%	15.82%	(0.31)%	17.98%
Ratios/supplemental data:
Net assets, end of period (000s)	$131,760	$78,673	$82,908	$90,334	$65,011	$31,975
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	1.20%	1.20%	1.37%	1.40%	1.36%	1.34%
Portfolio turnover[5]	43%	40%	49%	48%	12%	43%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	1.13%	1.08%	1.03%	1.17%	1.24%	1.36%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24	401(k) Plan Funds Prospectus

Conservative Allocation Fund

Investment Objective

The Conservative Allocation Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments, and stocks.

Investment Strategies

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund’s “neutral“ target allocation is 80% fixed income securities and 20% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund’s investments. The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Under normal circumstances, we invest at least 80% of the Fund’s assets in income producing securities.

The percentage of the Fund’s assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	20%	15–25%
Fixed Income Styles	80%	75–85%

401(k) Plan Funds Prospectus	25

Conservative Allocation Fund

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	80%
Managed Fixed Income Portfolio		27.5%
Stable Income Portfolio		25.0%
Strategic Value Bond Portfolio		9.18%
Tactical Maturity Bond Portfolio		18.32%
Diversified Equity Style	20%
Large Cap Blend Style		5%
Index Portfolio			5%
Large Cap Value Style		5%
C&B Large Cap Value Portfolio			1.66%
Equity Income Portfolio			1.67%
Equity Value Portfolio			1.67%
Large Cap Growth Style		5%
Disciplined Growth Portfolio			1.00%
Large Cap Appreciation Portfolio			0.50%
Large Company Growth Portfolio			3.50%
Small Cap Style		2%
Small Cap Index Portfolio			0.67%
Small Company Growth Portfolio			0.67%
Small Company Value Portfolio			0.66%
International Style		3%
International Core Portfolio			0.75%
International Growth Portfolio			0.75%
International Index Portfolio			0.75%
International Value Portfolio			0.75%
TOTAL FUND ASSETS	100%

26	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 64 for the objective and principal strategies for each Fund, and the “Portfolio Managers” section on page 68 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at C&B
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Core	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Robert M. Mushock, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
International Value	LSV Asset Management	Josef Lakonishok; Robert W. Vishny and Menno Vermeulen, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Stable Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

401(k) Plan Funds Prospectus	27

Conservative Allocation Fund

Important Risk Factors

The Fund is primarily subject to the “Debt Securities and “Equity Securities” risks described under “Common Risks for the Funds” on page 6.

The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher rated securities.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” beginning on page 47. These considerations are all important to your investment choice.

28	401(k) Plan Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$18.42	$19.92	$20.44	$20.06	$19.98	$19.56
Income from investment operations:
Net investment income (loss)	0.46	0.61	0.84	0.95	0.29	0.82
Net realized and unrealized gain (loss) on investments	1.00	(0.75)	(0.06)	0.86	(0.21)	0.81
Total from investment operations	1.46	(0.14)	0.78	1.81	0.08	1.63
Less distributions:
Dividends from net investment income	(0.60)	(0.78)	(0.93)	(0.88)	0.00	(0.84)
Distributions from net realized gain	(0.05)	(0.58)	(0.37)	(0.55)	0.00	(0.37)
Total distributions	(0.65)	(1.36)	(1.30)	(1.43)	0.00	(1.21)
Net asset value, end of period	$19.23	$18.42	$19.92	$20.44	$20.06	$19.98
Total return[2]	8.17%	(0.89)%	3.89%	9.52%	0.40%	8.45%
Ratios/supplemental data:
Net assets, end of period (000s)	$381,254	$288,610	$301,041	$268,386	$267,158	$263,328
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	0.82%	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.78%	3.23%	4.34%	4.69%	4.32%	4.22%
Portfolio turnover[5]	73%	71%	77%	62%	11%	54%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	0.97%	1.00%	0.90%	0.94%	1.05%	1.04%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[3]	Ratios for periods of less than one year are annualized.
[4]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

401(k) Plan Funds Prospectus	29

Diversified Equity Fund

Investment Objective

The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. “Style” means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 14 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities, using a combination of 5 different equity investment styles—large cap blend, large cap value, large cap growth, small cap, and international—for the Fund’s investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios, the assets allocated to large cap value to 3 Portfolios and the assets allocated to international investments to 4 Portfolios.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Large Cap Value Style	25%
C&B Large Cap Value Portfolio		8.34%
Equity Income Portfolio		8.33%
Equity Value Portfolio		8.33%
Large Cap Blend Style	25%
Index Portfolio		25%
Large Cap Growth Style	25%
Disciplined Growth Portfolio		5.0%
Large Cap Appreciation Portfolio		2.5%
Large Company Growth Portfolio		17.5%
Small Cap Style	10%
Small Cap Index Portfolio		3.34%
Small Company Growth Portfolio		3.33%
Small Company Value Portfolio		3.33%
International Style	15%
International Core Portfolio		3.75%
International Growth Portfolio		3.75%
International Index Portfolio		3.75%
International Value Portfolio		3.75%
TOTAL FUND ASSETS	100%

30	401(k) Plan Funds Prospectus

Portfolio Management

Please see the “Description of Master Portfolios” section on page 64 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 68 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at C&B
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Core	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
International Value	LSV Asset Management	Josef Lakonishok; Robert W. Vishny and Menno Vermeulen, CFA
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

The Fund is primarily subject to the “Equity Securities,” “Foreign Investments” and “Small Company Securities,” risks described under “Common Risks for the Funds” on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 47. These considerations are all important to your investment choice.

401(k) Plan Funds Prospectus	31

Diversified Equity Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2004	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000
Net asset value, beginning of period	$35.64	$29.04	$36.38	$52.72	$48.00
Income from investment operations:
Net investment income (loss)	0.26	0.24	0.18[6]	0.15	0.18
Net realized and unrealized gain (loss) on investments	4.39	6.57	(6.87)	(11.70)	7.37
Total from investment operations	4.65	6.81	(6.69)	(11.55)	7.55
Less distributions:
Dividends from net investment income	(0.33)	(0.21)	(0.23)	(0.17)	(0.16)
Distributions from net realized gain	0.00	(0.00)	(0.42)	(4.62)	(2.67)
Total distributions	(0.33)	(0.21)	(0.65)	(4.79)	(2.83)
Net asset value, end of period	$39.96	$35.64	$29.04	$36.38	$52.72
Total return[1]	13.08%	23.55%	(18.86)%	(23.95)%	15.99%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,178,146	$1,152,692	$1,014,998	$1,398,810	$1,938,206
Ratios to average net assets[2]:
Ratio of expenses to average net assets[3]	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.61%	0.67%	0.47%	0.38%	0.31%
Portfolio turnover[4]	32%	32%	30%	34%	38%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3,5]	1.04%	1.17%	1.14%	1.07%	1.10%
[1]	Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated based upon average shares outstanding.

32	401(k) Plan Funds Prospectus

Diversified Small Cap Fund

Investment Objective

The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

Investment Strategies

The Fund is a gateway fund that invests in a “multi-style” approach designed to minimize the volatility and risk of investing in small-capitalization equity securities. “Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.

Permitted Investments

Under normal circumstances, we invest at least 80% of the Fund’s assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Portfolio Allocation

Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios	Allocation
Small Cap Index Portfolio	33.33%
Small Company Growth Portfolio	33.33%
Small Company Value Portfolio	33.34%
TOTAL FUND ASSETS	100%

401(k) Plan Funds Prospectus	33

Diversified Small Cap Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 64 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 68 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Small Company Securities” risks described under “Common Risks for the Funds” on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 47. These considerations are all important to your investment choice.

34	401(k) Plan Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON DECEMBER 31, 1997

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$8.70	$9.18	$11.18	$9.02	$8.99	$10.52
Income from investment operations:
Net investment income (loss)	(0.01)	(0.02)	0.01	0.00	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	2.71	(0.34)	(1.34)	2.16	0.04	(1.53)
Total from investment operations	2.70	(0.36)	(1.33)	2.16	0.03	(1.53)
Less distributions:
Dividends from net investment income	0.00	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gain	(0.08)	(0.12)	(0.66)	0.00	0.00	0.00
Total distributions	(0.08)	(0.12)	(0.67)	0.00	0.00	0.00
Net asset value, end of period	$11.32	$8.70	$9.18	$11.18	$9.02	$8.99
Total return[2]	31.32%	(4.17)%	(12.52)%	23.95%	0.33%	(14.54)%
Ratios/supplemental data:
Net assets, end of period (000s)	$285,650	$192,987	$138,795	$115,700	$67,459	$60,261
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	1.17%	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.24)%	0.13%	0.05%	(0.18)%	(0.05)%
Portfolio turnover[5]	84%	93%	113%	121%	39%	112%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	1.27%	1.38%	1.28%	1.39%	1.59%	1.65%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

401(k) Plan Funds Prospectus	35

Growth Balanced Fund

Investment Objective

The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund’s “neutral” target allocation is 65% equity securities and 35% fixed income securities, and it uses a “multi-style approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 17 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s investments.

The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. When market conditions are not “normal,” as determined by the model, the Fund’s target allocation may be as low as 20% in fixed-income securities, and those conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	65%	50–80%
Fixed Income Styles	35%	20–50%

36	401(k) Plan Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Equity Style	65%
Large Cap Blend Style		16.25%
Index Portfolio			16.25%
Large Cap Value Style		16.25%
C&B Large Cap Value Portfolio			5.41%
Equity Income Portfolio			5.42%
Equity Value Portfolio			5.42%
Large Cap Growth Style		16.25%
Disciplined Growth Portfolio			3.25%
Large Cap Appreciation Portfolio			1.625%
Large Company Growth Portfolio			11.375%
Small Cap Style		6.5%
Small Cap Index Portfolio			2.17%
Small Company Growth Portfolio			2.165%
Small Company Value Portfolio			2.165%
International Style		9.75%
International Core Portfolio			2.44%
International Growth Portfolio			2.43%
International Index Portfolio			2.44%
International Value Portfolio			2.44%
Diversified Bond Style	35%
Managed Fixed Income Portfolio			17.5%
Strategic Value Bond Portfolio			5.85%
Tactical Maturity Bond Portfolio			11.65%
TOTAL FUND ASSETS	100%

401(k) Plan Funds Prospectus	37

Growth Balanced Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 64 for the objective and principal strategies of each portfolio, and the “Portfolio Managers” section on page 68 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at C&B
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Index	Wells Capital Management	Jeffrey P. Mellas
International Core	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
International Value	LSV Asset Management	Josef Lakonishok; Robert W. Vishny and Menno Vermeulen, CFA
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA, and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 47. These considerations are all important to your investment choice.

38	401(k) Plan Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$22.65	$27.33	$32.91	$30.86	$30.93	$28.06
Income from investment operations:
Net investment income (loss)	0.35	0.44	0.57	0.69	0.19	0.60
Net realized and unrealized gain (loss) on investments	3.80	(3.65)	(3.43)	3.79	(0.26)	3.88
Total from investment operations	4.15	(3.21)	(2.86)	4.48	(0.07)	4.48
Less distributions:
Dividends from net investment income	(0.46)	(0.29)	(0.69)	(0.62)	0.00	(0.58)
Distributions from net realized gain	0.00	(1.18)	(2.03)	(1.81)	0.00	(1.03)
Total distributions	(0.46)	(1.47)	(2.72)	(2.43)	0.00	(1.61)
Net asset value, end of period	$26.34	$22.65	$27.33	$32.91	$30.86	$30.93
Total return[2]	18.53%	(12.85)%	(9.59)%	15.14%	(0.23)%	16.38%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,415,216	$1,075,256	$1,164,850	$1,065,362	$905,789	$850,503
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	0.94%	0.93%	0.93%	0.93%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	1.69%	1.80%	2.16%	2.23%	2.05%	2.16%
Portfolio turnover[5]	53%	48%	60%	56%	11%	49%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	1.05%	1.05%	0.97%	1.01%	1.14%	1.13%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

401(k) Plan Funds Prospectus	39

Large Company Growth Fund

Portfolio Managers:    John S. Dale, CFA; Gary E. Nussbaum, CFA

Investment Objective

The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that we believe have superior growth potential.

Investment Strategies

The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies.

In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

We will not invest more than 10% of the Fund’s total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Important Risk Factors

The Fund is primarily subject to the “Equity Securities” and “Foreign Investments” risks described under “Common Risks for the Funds” on page 6.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 47. These considerations are all important to your investment choice.

40	401(k) Plan Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$32.65	$42.06	$70.71	$54.60	$54.67	$39.94
Income from investment operations:
Net investment income (loss)	(0.16)	(0.21)	(0.24)	(0.30)	(0.07)	(0.17)
Net realized and unrealized gain (loss) on investments	9.18	(9.20)	(27.53)	18.01	0.00	15.95
Total from investment operations	9.02	(9.41)	(27.77)	17.71	(0.07)	15.78
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.84)	(1.60)	0.00	(1.05)
Distributions in excess of realized gain	0.00	0.00	(0.04)	0.00	0.00	0.00
Total distributions	0.00	0.00	(0.88)	(1.60)	0.00	(1.05)
Net asset value, end of period	$41.67	$32.65	$42.06	$70.71	$54.60	$54.67
Total return[2]	27.60%	(22.37)%	(39.73)%	32.74%	(0.13)%	39.96%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,761,429	$1,038,491	$1,066,607	$1,532,428	$801,943	$645,385
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	0.96%	1.00%	0.97%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.56)%	(0.48)%	(0.53)%	(0.38)%	(0.49)%
Portfolio turnover[5]	13%	18%	13%	9%	5%	28%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	1.05%	1.03%	0.97%	1.02%	1.04%	1.09%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

401(k) Plan Funds Prospectus	41

Moderate Balanced Fund

Investment Objective

The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Investment Strategies

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund’s “neutral” target allocation is 60% fixed income securities and 40% equity securities, and it uses a “multi-style” approach designed to minimize the risk of investing in a single investment style. “Style” means either an approach to selecting investments, or a type of investment. We currently invest in 18 master portfolios.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

Permitted Investments

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund’s total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	40%	30–50%
Fixed Income Styles	60%	50–70%

42	401(k) Plan Funds Prospectus

Portfolio Allocation

The Fund’s “neutral” portfolio allocations are currently as follows:

Investment Style/Portfolios	Allocation
Diversified Bond Style	60%
Managed Fixed Income Portfolio			22.5%
Stable Income Portfolio			15.0%
Strategic Value Bond Portfolio			7.5%
Tactical Maturity Bond Portfolio			15.0%
Diversified Equity Style	40%
Large Cap Blend Style		10%
Index Portfolio			10%
Large Cap Value Style		10%
C&B Large Cap Value Portfolio			3.33%
Equity Income Portfolio			3.34%
Equity Value Portfolio			3.33%
Large Cap Growth Style		10%
Disciplined Growth Portfolio			2%
Large Cap Appreciation Portfolio			1%
Large Company Growth Portfolio			7%
Small Cap Style		4%
Small Cap Index Portfolio			1.34%
Small Company Growth Portfolio			1.33%
Small Company Value Portfolio			1.33%
International Style		6%
International Core Portfolio			1.5%
International Growth Portfolio			1.5%
International Index Portfolio			1.5%
International Value Portfolio			1.5%
TOTAL FUND ASSETS	100%

401(k) Plan Funds Prospectus	43

Moderate Balanced Fund

Portfolio Management

Please see the “Description of Master Portfolios” section on page 64 for the objective and principal strategies of these portfolios, and the “Portfolio Managers” section on page 68 for the professional summaries for these managers.

Master Portfolio	Sub-Adviser	Portfolio Manager(s)
C&B Large Cap Value	Cooke & Bieler	A team of investment professionals at C&B
Disciplined Growth	Smith	Stephen S. Smith, CFA
Equity Income	Wells Capital Management	David L. Roberts, CFA and Gary J. Dunn, CFA
Equity Value	Systematic	D. Kevin McCreesh, CFA and Ronald M. Mushock, CFA
Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
International Equity	New Star	Mark Beale and Richard Lewis
International Growth	Artisan Partners	Mark L. Yockey, CFA
International Index	Barclays Global Fund Advisors	A team of investment professionals at BGFA
International Value	LSV Asset Management	Josef Lakonishok; Robert W. Vishny and Menno Vermeulen, CFA
Large Cap Appreciation	Cadence	William B. Bannick, CFA and Robert L. Fitzpatrick, CFA
Large Company Growth	Peregrine	John S. Dale, CFA and Gary E. Nussbaum, CFA
Managed Fixed Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Small Cap Index	Wells Capital Management	Laurie R. White and Gregory T. Genung, CFA
Small Company Growth	Peregrine	Robert B. Mersky, CFA; Paul E. von Kuster, CFA and Daniel J. Hagen, CFA
Small Company Value	Peregrine	Tasso H. Coin, Jr., CFA and Douglas G. Pugh, CFA
Stable Income	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Strategic Value Bond	Galliard	Richard Merriam, CFA and Ajay Mirza, CFA
Tactical Maturity Bond	Peregrine	William D. Giese, CFA and Jay H. Strohmaier

44	401(k) Plan Funds Prospectus

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6.

The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

You should consider these risks, along with the ”Additional Strategies and General Investment Risks” section beginning on page 47. These considerations are all important to your investment choice.

401(k) Plan Funds Prospectus	45

Moderate Balanced Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	ADMINISTRATOR CLASS SHARES—COMMENCED ON NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$19.47	$22.29	$24.83	$24.18	$24.14	$22.98
Income from investment operations:
Net investment income (loss)	0.44	0.56	0.76	0.94	0.26	0.75
Net realized and unrealized gain (loss) on investments	2.02	(1.80)	(1.17)	1.79	(0.22)	1.94
Total from investment operations	2.46	(1.24)	(0.41)	2.73	0.04	2.69
Less distributions:
Dividends from net investment income	(0.64)	(0.54)	(0.87)	(0.83)	0.00	(0.75)
Distributions from net realized gain	(0.20)	(1.04)	(1.26)	(1.25)	0.00	(0.78)
Total distributions	(0.84)	(1.58)	(2.13)	(2.08)	0.00	(1.53)
Net asset value, end of period	$21.09	$19.47	$22.29	$24.83	$24.18	$24.14
Total return[2]	12.99%	(6.35)%	(1.98)%	11.98%	0.17%	12.02%
Ratios/supplemental data:
Net assets, end of period (000s)	$512,460	$459,248	$519,931	$524,214	$546,570	$527,693
Ratios to average net assets[3]:
Ratio of expenses to average net assets[4]	0.89%	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets	2.25%	2.55%	3.37%	3.58%	3.37%	3.26%
Portfolio turnover[5]	64%	61%	69%	58%	11%	53%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4,6]	1.03%	1.02%	0.93%	0.96%	1.09%	1.09%
[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.
[4]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Ratios shown for periods of less than one year are annualized.

46	401(k) Plan Funds Prospectus

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in a Fund’s NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government’s guarantee does not extend to the Funds themselves.

401(k) Plan Funds Prospectus	47

Additional Strategies and General Investment Risks

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk—The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

48	401(k) Plan Funds Prospectus

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

401(k) Plan Funds Prospectus	49

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices and for a description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities.

Remember, each Fund is designed to meet different investment needs and objectives.

		AGGRESSIVE ALLOCATION	CONSERVATIVE ALLOCATION	DIVERSIFIED EQUITY	DIVERSIFIED SMALL CAP	GROWTH BALANCED	LARGE COMPANY GROWTH	MODERATE BALANCED

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●

Emerging Markets

Securities of companies based in countries considered developing or to have “emerging” stock markets. Generally, these securities have the same type of risks as foreign securities, but to a higher degree.

	Emerging Market, Foreign Investment Regulatory, Liquidity and Currency Risk	●		●		●		●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●			●		●
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, Foreign Investment, Regulatory foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk	●				●		●
Foreign Securities Equity securities issued by a non-U.S. company which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	●		●	●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●			●		●

High Yield Securities

Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as Credit Risk ”junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk		●					●
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk	●	●	●	●	●	●	●

50	401(k) Plan Funds Prospectus

		AGGRESSIVE ALLOCATION	CONSERVATIVE ALLOCATION	DIVERSIFIED EQUITY	DIVERSIFIED SMALL CAP	GROWTH BALANCED	LARGE COMPANY GROWTH	MODERATE BALANCED

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Loan Participations

Debt obligations that represent a portion of a larger loan made by a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk		●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase return on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/Extension Risk	●	●			●		●

Options

The right to buy or sell a security based on an agreed upon price at a specified time. Types of options Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

	Leverage and Liquidity Risk	●	●	●		●		●

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk	●	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●	●
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment, Market, and Liquidity Risk	●		●	●	●

Stripped Obligations

Securities that give ownership to either future payments of interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk		●			●

401(k) Plan Funds Prospectus	51

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

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INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

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INVESTMENT SUB-ADVISERS
Varies by Fund Responsible for day-to-day portfolio management

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ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents

Manages the Fund’s business activities	Maintains records of shares and supervises the payment of dividends	Provide services to customers

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FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

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SHAREHOLDERS

52	401(k) Plan Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of December 30, 2004, Funds Management managed over $[    ] billion in assets.

Each Fund in this Prospectus, except the Large Company Growth Fund, is a gateway fund that invests in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund’s average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund’s investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund’s investments varies depending on the Fund’s allocation of assets among the various master portfolios.

Dormant Investment Advisory Arrangements

Under the investment advisory contract for the Large Company Growth Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current fee structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

Each gateway fund has a similar “dormant” sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

The Sub-Advisers

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds, and in this capacity is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management also sub-advises the Index, Equity Income and Small Cap Index

401(k) Plan Funds Prospectus	53

Organization and Management of the Funds

Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $[        ] billion.

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, a Milwaukee-based registered investment adviser is the sub-adviser for the International Growth Portfolio. In this capacity, it is responsible for the day-to-day management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and other public retirement plans. As of December 31, 2004, Artisan managed over $[        ] billion in assets.

Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for the International Index Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. As of December 31, 2005, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of [        ].

Cooke & Bieler, L.P (“Cooke and Bieler”), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the investment sub-adviser for the C&B Large Cap Value Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. As of December 31, 2004, Cooke & Bieler managed over $[        ] in assets.

Cadence Capital Management (“Cadence”), a subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of December 31, 2004, Cadence managed approximately $[        ] billion in assets.

Galliard Capital Management, Inc. (“Galliard”), a wholly owned subsidiary of Wells Fargo Bank National Association located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed Income Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of December 31, 2004, Galliard managed approximately $[        ] billion in assets.

LSV Asset Management, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the sub-investment adviser for the International Value Portfolio. In this capacity it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of December 31, 2004, LSV managed over $[        ] billion in assets.

New Star Institutional Managers Limited (“New Star”, located at 1 Knightsbridge Green, London, SW1X7NE, England, is a London-based U.S.-registered investment adviser. New Star is the investment sub-adviser for the International Core Portfolio. In this capacity it is responsible for the day-to-day management of the portfolio. New Star provides investment advisory services to

54	401(k) Plan Funds Prospectus

foreign-and U.S.-based corporate, endowment and foundation clients. As of December 31, 2004, New Star managed over $[        ] billion in assets.

Peregrine Capital Management, Inc. (“Peregrine”), a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of December 31, 2004, Peregrine managed approximately $[        ] billion in assets.

Smith Asset Management Group, L.P. (“Smith Group”), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio and is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of December 31, 2004, the Smith Group managed over $[        ] billion million in assets.

Systematic Financial Management, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the sub-investment adviser for the Equity Value Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of December 31, 2004, Systematic managed over $[        ] billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

401(k) Plan Funds Prospectus	55

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

56	401(k) Plan Funds Prospectus

How to Buy Shares

Minimum Investments

Institutions are required to make a minimum initial investment of $1,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

•	In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your social security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

In addition to payments received from the Funds, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents as compensation for the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These amounts may be fixed dollar amounts or a percentage of sales and/or assets under management or all of the above, and may be up-front, ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. These payments may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling agent, and may differ between selling agents.

In addition to the payments made by the Funds for distribution and shareholder servicing, as described in the Funds’ Prospectuses and the Statement of Additional Information, the Adviser, the Funds’ distributor or their affiliates may pay out of their own assets, and at no cost to the Funds, significant amounts to agents for providing services to Fund shareholders. These services may include, but are not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of

401(k) Plan Funds Prospectus	57

Your Account How to Buy Shares

transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications; and providing services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

58	401(k) Plan Funds Prospectus

How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

401(k) Plan Funds Prospectus	59

Your Account

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investments.

•	Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

•	Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict

60	401(k) Plan Funds Prospectus

Exchanges

excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

•	If you are making an initial investment into a new fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Contact your account representative for further details.

401(k) Plan Funds Prospectus	61

Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for further income tax considerations.

As long as you hold Fund shares through a tax-advantaged account, such as a 401(k) plan, you will only be taxed on your investment through such account. Ordinarily, you will not be taxed if you sell or exchange Fund shares or receive distributions from the Fund until proceeds from the sale, exchange or distribution are distributed from the account to you. Please consult with your own tax adviser regarding the tax consequences to you of holding Fund shares through such an account.

62	401(k) Plan Funds Prospectus

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Description of Master Portfolios

PORTFOLIO	OBJECTIVE

C&B Large Cap Value Portfolio	The Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal.

Disciplined Growth Portfolio	The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

Equity Income Portfolio	The Portfolio seeks long-term capital appreciation and above-average dividend income.

Equity Value Portfolio	The Portfolio seeks long-term capital appreciation.

Index Portfolio	The Portfolio seeks to replicate the return of the S&P 500 Index.

International Core Portfolio	The Portfolio seeks total return, with an emphasis on capital appreciation, over the long term by investing in equity securities of non-U.S. companies.

International Growth Portfolio	The Portfolio seeks long-term capital appreciation, by investing primarily in equity securities.

International Index Portfolio	The Portfolio seeks to match as closely as practicable the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (the “MSCI EAFE Index”).

International Value Portfolio	The Portfolio seeks long-term capital appreciation.

Large Cap Appreciation Portfolio	The Portfolio seeks long-term capital appreciation.

64	401(k) Plan Funds Prospectus

PRINCIPAL STRATEGIES

We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests principally in non-U.S. securities. We focus on companies with strong growth potential that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital and a potential for positive earnings surprise. We may invest in emerging markets.

We invest principally in non-U.S. securities. We select securities for the Portfolio by using a bottom-up investment process to construct a diversified portfolio of international growth companies regardless of market capitalization.

Under normal circumstances, we invest principally in the securities comprising the MSCI EAFE Index. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and the Portfolio’s investment results, before expenses.

The Portfolio invests principally in non-U.S. Securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

401(k) Plan Funds Prospectus	65

Description of Master Portfolios

PORTFOLIO	OBJECTIVE

Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Managed Fixed Income Portfolio	The Portfolio seeks long-term capital appreciation.

Small Cap Index Portfolio	The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio	The Portfolio seeks long-term capital appreciation by investing in smaller domestic companies.

Small Company Value Portfolio	The Portfolio seeks long-term capital appreciation.

Stable Income Portfolio	The Portfolio seeks stability of principal while providing lower volatility total return.

Strategic Value Bond Portfolio	The Portfolio seeks total return by investing principally in income-producing securities.

Tactical Maturity Bond Portfolio	The Portfolio seeks positive total return each calendar year regardless of general bond market performance.

66	401(k) Plan Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio invests in short-term, investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed income investments. These investments include corporate bonds, mortgage and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

The Portfolio’s assets are divided into two components, “short” bonds with maturities (or average life) of 2 years or less and “long” bonds with maturities of 20 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

401(k) Plan Funds Prospectus	67

Portfolio Managers

The Portfolio Managers identified below manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund’s individual Fund description.

William B. Bannick, CFA

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his B.S. degree in Physics from the University of Massachusetts and his M.B.A. degree in Finance from Boston University.

Mark Beale

Aggressive Allocation Fund since 2004

Conservative Allocation Fund since 2004

Diversified Equity Fund since 2004

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Beale joined New Star Institutional Managers in 1982 and is the lead portfolio manager for New Star’s International Equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He earned his B.A. degree in Economic History from the University of Sussex, England.

Tasso H. Coin, Jr., CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1995

Diversified Equity Fund and its predecessor since 1995

Diversified Small Cap Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1995

Moderate Balanced Fund and its predecessor since 1995

Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his B.A. degree in Economics from Loyola University of Chicago.

John S. Dale, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1989

Diversified Equity Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Large Company Growth Fund and its predecessor since 1983

Moderate Balanced Fund and its predecessor since 1989

Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his B.A. degree in Marketing from the University of Minnesota.

68	401(k) Plan Funds Prospectus

Gary J. Dunn, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1989

Diversified Equity Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his B.A. degree in Economics from Carroll College.

Robert L. Fitzpatrick, CFA

Aggressive Allocation Fund since 2004

Conservative Allocation Fund since 2004

Diversified Equity Fund since 2004

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned is B.A. degree in Psychology and Government at Dartmouth College and his M.B.A. degree from the Wharton School of Business.

Gregory T. Genung, CFA

Diversified Equity Fund since 2002

Diversified Small Cap Fund since 2002

Growth Equity Fund since 2002

Index Fund since 2002

Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor’s degrees in finance and economics from the University of Minnesota, Duluth.

William D. Giese, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1994

Growth Balanced Fund and its predecessor since 1994

Moderate Balanced Fund and its predecessor since 1994

Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his B.S. degree in Civil Engineering from the Illinois Institute of Technology and his M.B.A. degree from the University of Michigan.

401(k) Plan Funds Prospectus	69

Portfolio Managers

Daniel J. Hagen, CFA

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Diversified Equity Fund since 2003

Diversified Small Cap Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his B.S. degree in Finance from the University of Minnesota.

Josef Lakonishok

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity Funds invest. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his B.A. degree in Economics and Statistics and his M.B.A. degree from Tel Aviv University and earned his M.S. and Ph.D. degree in Business Administration from Cornell University.

Richard Lewis

Aggressive Allocation Fund since 2004

Conservative Allocation Fund since 2004

Diversified Equity Fund since 2004

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd in London where he was an equity investment manager and strategist. He earned a B.S.c. degree in economics and statistics from Bristol University, England.

D. Kevin McCreesh, CFA

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. McCreesh joined Systematic in 1996. He is the Chief Investment Officer and co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all small cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchins. Mr. McCreesh earned his B.S. degree in Geology from the University of Delaware and his M.B.A. degree from Drexel University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

70	401(k) Plan Funds Prospectus

Richard Merriam, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Merriam joined Galliard at the firm’s inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his B.A. degree in Economics and English from the University of Michigan and his M.B.A. degree from the University of Minnesota.

Robert B. Mersky, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1989

Diversified Equity Fund and its predecessor since 1988

Diversified Small Cap Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine’s Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his B.S. degree in Accounting from the University of Minnesota.

Ajay Mirza, CFA

Aggressive Allocation Fund and its predecessor since 1998

Conservative Allocation Fund and its predecessor since 1998

Growth Balanced Fund and its predecessor since 1998

Moderate Balanced Fund and its predecessor since 1998

Mr. Mirza joined Galliard at the firm’s inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in mortgage and asset-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his B.E. degree in Instrumentation from the Birla Institute of Technology (India), his M.A. degree in Economics from Tulane University, and his MBA from the University of Minnesota.

Ronald M. Mushock, CFA

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm’s large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor’s Equity Group. Mr. Mushock earned his B.S. degree in finance from Seton Hall University and his M.B.A. degree from New York University. He is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

401(k) Plan Funds Prospectus	71

Portfolio Managers

Gary E. Nussbaum, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1990

Diversified Equity Fund and its predecessor since 1990

Growth Balanced Fund and its predecessor since 1990

Large Company Growth Fund and its predecessor since 1990

Moderate Balanced Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his B.A. degree in Finance and his M.B.A. degree from the University of Wisconsin.

Douglas G. Pugh, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1997

Diversified Equity Fund and its predecessor since 1997

Diversified Small Cap Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his B.S. degree in Finance and Business Administration from Drake University and his M.B.A. degree from the University of Minnesota.

David L. Roberts, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1989

Diversified Equity Fund and its predecessor since 1989

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his B.A. degree in Mathematics from Carroll College.

Stephen S. Smith, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1997

Diversified Equity Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1997

Moderate Balanced Fund and its predecessor since 1997

Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his B.S. degree in Industrial Engineering and his M.B.A. degree from the University of Alabama.

72	401(k) Plan Funds Prospectus

Jay H. Strohmaier

Aggressive Allocation Fund since 2002

Conservative Allocation Fund since 2002

Growth Balanced Fund since 2002

Moderate Balanced Fund since 2002

Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

Menno Vermeulen, CFA

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity Funds invest. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his M.S. degree in Econometrics at Erasmus University at Rotterdam.

Robert W. Vishny

Aggressive Allocation Fund since 2003

Conservative Allocation Fund since 2003

Diversified Equity Fund since 2003

Growth Balanced Fund since 2003

Moderate Balanced Fund since 2003

Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity Funds invest. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his A.B. degree with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his Ph.D. degree in Economics from the Massachusetts Institute of Technology.

Paul E. von Kuster, CFA

Aggressive Allocation Fund and its predecessor since 1997

Conservative Allocation Fund and its predecessor since 1989

Diversified Equity Fund and its predecessor since 1988

Diversified Small Cap Fund and its predecessor since 1997

Growth Balanced Fund and its predecessor since 1989

Moderate Balanced Fund and its predecessor since 1989

Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his B.A. degree in Philosophy from Princeton University.

401(k) Plan Funds Prospectus	73

Portfolio Managers

Laurie R. White

Diversified Equity Fund and its predecessor since 1996

Diversified Small Cap Fund and its predecessor since 1998

Growth Equity Fund and its predecessor since 1998

Index Fund and its predecessor since 1996

Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her B.A. degree in Political Science from Carleton College and her M.B.A. degree from the University of Minnesota.

Mark L. Yockey, CFA

Aggressive Allocation Fund since 2004

Conservative Allocation Fund since 2004

Diversified Equity Fund since 2004

Growth Balanced Fund since 2004

Moderate Balanced Fund since 2004

Mr. Yockey is a managing director of Artisan Partners and portfolio manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide healthcare industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey earned his B.A. degrees and M.B.A. degrees in Finance at Michigan State University.

74	401(k) Plan Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also “total return.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gain and/or capital made by a Fund on its shares.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund’s total assets. Non-diversified funds are not required to comply with these investment policies.

401(k) Plan Funds Prospectus	75

Glossary

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an “emerging” stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

76	401(k) Plan Funds Prospectus

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Non-U.S. Securities

Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Options

The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P, S&P 500 Index

Standard and Poor’s, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

401(k) Plan Funds Prospectus	77

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WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

April 11, 2005

WELLS FARGO ADVANGATE C&B TAX-MANAGED VALUE FUND

WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND

WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND

WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND

WELLS FARGO ADVANTAGE EQUITY INDEX FUND

WELLS FARGO ADVANTAGE GROWTH FUND

WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND

WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

WELLS FARGO ADVANTAGE U.S. VALUE FUND

Class A, Class B, Class C, Class D, Class Z,

Administrator Class, Advisor Class, Investor Class and Institutional Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about eleven funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage C&B Tax-Managed Value, Capital Growth, Dividend Income, Endeavor Large Cap, Endeavor Select, Equity Index, Growth, Growth and Income, Large Cap Growth, Large Company Core and U.S. Value Funds. Each Fund, except for the Endeavor Select Fund, is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class Z shares are currently closed to new investors.

Funds	Retail (A,B,C)	D	Z	Administrator	Advisor	Investor	Institutional
C&B Tax-Managed Value Fund	•	•		•
Capital Growth Fund*				•		•	•
Dividend Income Fund*				•		•
Endeavor Large Cap Fund*	•
Endeavor Select Fund*	•			•			•
Equity Index Fund	•
Growth Fund*	•			•	•	•	•
Growth and Income Fund*				•	•	•	•
Large Cap Growth Fund*						•
Large Company Core Fund*	•		•	•
U.S. Value Fund*	•		•	•

*	These Funds will not be available for investment until the second quarter of 2005.

Please note that the Administrator Class was formerly known as the Institutional Class. The currently named Institutional Class was formerly known as the Select Class.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (the “Prospectuses”) dated April 11, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements, which include the portfolios of investments and independent auditors’ report for the Equity Index Fund, for the year ended September 30, 2004, and for the C&B Tax-Managed Value Fund, for the year ended October 31, 2004, are hereby incorporated by reference to the Funds’ Annual Reports. The Prospectuses and Annual Reports may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

i

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On February 18, 2004, the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC Trust”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization is July 26, 2004.

The Equity Index Fund described in this SAI was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies. The C&B Tax-Managed Value Fund described in this SAI was created as part of the reorganization of certain of the portfolios of AIC Trust into certain Funds of the Trust. The reorganization between AIC Trust and the Trust followed the Funds’ adviser entering into an agreement with the predecessor portfolios’ adviser to “adopt”/support a reorganization of the predecessor portfolios with and into the Funds.

The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies.

The chart below indicates the predecessor Stagecoach and AIC Trust funds that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
C&B Tax-Managed Value Fund	C&B Tax-Managed Value Portfolio
Equity Index Fund	Wells Fargo Equity Index Fund

The C&B Tax-Managed Value Fund commenced operations on July 26, 2004, as successor to the C&B Tax-Managed Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.’s C&B Equity Portfolio for Taxable Investors, which commenced operations on February 12, 1997.

The Capital Growth Fund will commence operations in the second quarter of 2005.

The Dividend Income Fund will commence operations in the second quarter of 2005.

The Endeavor Large Cap Fund will commence operations in the second quarter of 2005.

The Endeavor Select Fund will commence operations in the second quarter of 2005.

The Equity Index Fund commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund commenced operations on January 25, 1984.

The Growth Fund will commence operations in the second quarter of 2005.

1

The Growth and Income Fund will commence operations in the second quarter of 2005.

The Large Cap Growth Fund will commence operations in the second quarter of 2005.

The Large Company Core Fund will commence operations in the second quarter of 2005.

The U.S. Value Fund will commence operations in the second quarter of 2005.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, or (v) the Equity Index Fund reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

(2) except for the Endeavor Select Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of

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futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

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Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

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The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

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Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities: Futures and Options Contracts

Futures and options contracts are types of “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for

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purposes of a Fund’s investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

The Funds may also purchase options on futures contracts. See “Options Trading” below.

Options and Futures Contracts. When hedging to attempt to protect against declines in the market value of the Funds’ securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Funds’ strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds’ activities in the underlying cash market.

The Funds may write (i.e., sell) call options (“calls”) if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are “covered” (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received. If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

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The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds’ hedging policies.

Purchasing Calls and Puts. Certain Funds may purchase put options (“puts”) which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a “closing purchase transaction” to terminate its obligation on a call it has previously written.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund’s delivery of the underlying investment.

Stock Index Futures. Certain Funds may buy and sell Stock Index Futures. A stock index is “broadly-based” if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S.

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Treasury bills with a futures commission merchant (the “futures broker”). The initial margin will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of

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exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

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Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indices fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser’s ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

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Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds’ investment objective and legally permissible for a Fund.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country,

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would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

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Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

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Wells Fargo Bank (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation

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interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

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Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position.

In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of

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securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as

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standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

Additional Information about the S&P 500 Index

The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for

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a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 118 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial

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statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000

INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information. As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. [The Trustees have adopted a policy effective January 1, 2005 under which Trustees are encouraged to own at least $100,000 within the first two years of becoming a Trustee.] The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Funds
	C&B Tax- Managed Value	Capital Growth Fund*	Dividend Income Fund*	Endeavor Large Cap Fund*	Endeavor Select Fund*	Equity Index Fund	Growth Fund*	Growth and Income Fund*	Large Cap Growth Fund*	Large Company Core Fund*	U.S. Value Fund*	Aggregate Dollar Range of Equity Securities of Fund Complex**
Independent Trustees
Thomas S. Goho		0	0	0	0		0	0	0	0	0
Peter G. Gordon		0	0	0	0		0	0	0	0	0
Richard M. Leach		0	0	0	0		0	0	0	0	0
Timothy J. Penny		0	0	0	0		0	0	0	0	0
Donald C. Willeke		0	0	0	0		0	0	0	0	0

Interested Trustees
Robert C. Brown		0	0	0	0		0	0	0	0	0
J. Tucker Morse		0	0	0	0		0	0	0	0	0

*	These Funds are expected to commence operations in the second quarter of 2005.

**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an “Adviser” and collectively, the “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable or to be paid under the Advisory Agreements, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

For the C&B Tax-Managed Fund and Equity Index, the Board then reviewed statistical information regarding the expenses of the Funds and the expenses and performance information for a “Peer Group” of the Funds, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad based index. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. The Board then reviewed data relating

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to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the Adviser’s background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers’ compliance procedures including the Advisers’ internal compliance policies relating to their respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered each sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was a sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction

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costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed each sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

The Funds are stand-alone Funds with an investment adviser and sub-adviser.

As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Prior to 8/1/04	Amount of assets (in $)	Percentage Fee
C&B Tax-Managed Value Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.65 0.60	% % % % %

Capital Growth Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.65 0.60	% % % % %

Dividend Income Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.65 0.60	% % % % %

Endeavor Large Cap Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.65 0.60	% % % % %

Endeavor Select Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.65 0.60	% % % % %

Equity Index Fund	0.15	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.10 0.10 0.075 0.075 0.05	% % % % %

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Fund	Prior to 8/1/04	Amount of assets (in $)	Percentage Fee
Growth Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Growth and Income Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Large Cap Growth Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Large Company Core Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.65 0.60	% % % % %

U.S. Value Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.65 0.60	% % % % %

Advisory Fees Paid. For the fiscal year-ends shown in the table below, the Equity Index Fund paid the following advisory fees, and the investment adviser waived the indicated fees:

	Year-Ended 9/30/04		Year-Ended 9/30/03		Year-Ended 9/30/02
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Equity Index Fund	24,814	678,884	$0	$875,103	$0	$1,015,891

Former C&B Fund. As discussed in the “Historical Fund Information” section, the C&B Tax-Managed Value Fund was created as part of the reorganization of the portfolio into the Funds Trust. Prior to the reorganization, Cooke & Bieler, L.P. (“C&B”) was the investment adviser to the C&B Tax-Managed Value Fund. Therefore, the table below shows the advisory fees paid by the predecessor portfolios of the Funds. For the periods indicated below, the predecessor portfolio of the Fund paid the following advisory fees to C&B and C&B waived the indicated amounts. From June 26, 2004 through October 31, 2004, fees were paid to the Adviser.

	Year-Ended 10/31/04		Year-Ended 10/31/03		Year-Ended 10/31/02
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
C&B Tax-Managed Value Fund	$56,961	$45,434	$7,484	$31,269	$0	$24,060	(a)

(a)	For the fiscal year ended October 31, 2002, the adviser additionally reimbursed fees of $31,239 for the Tax-Managed Value Portfolio pursuant to the terms of its waiver agreement with the Portfolio.

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The other Funds will commence operations in the second quarter of 2005.

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Cooke & Bieler, L.P. (“C&B”), Matrix Asset Advisors, Inc. (“Matrix”) and Wells Capital Management to serve as investment sub-advisers to the stand-alone Funds of the Trust (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trusts, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

For providing sub-advisory services, the Sub-Advisers are entitled to receive fees as described below.

Fund	Sub-Adviser	Fee
C&B Tax-Managed Value Fund	C&B	$0-250M $250-500M $500-750M > $750M	0.45 0.40 0.35 0.30	% % % %

Capital Growth Fund	Wells Capital Management	0-200M 200-400M >400M	0.35 0.30 0.25	% % %

Dividend Income Fund	Wells Capital Management	0-200M 200-400M >400M	0.35 0.30 0.25	% % %

Endeavor Large Cap Fund	Wells Capital Management	0-200M 200-400M >400M	0.35 0.30 0.25	% % %

Endeavor Select Fund	Wells Capital Management	0-200M 200-400M >400M	0.35 0.30 0.25	% % %

Equity Index Fund	Wells Capital Management	0-200M >400M	0.02 0.01	% %

Growth Fund	Wells Capital Management	0-200M 200-400M >400M	0.35 0.30 0.25	% % %

Growth and Income Fund	Matrix	0-250M 250-500M >500M	0.25 0.18 0.16	% % %

Large Cap Growth Fund	Wells Capital Management	0-200M 200-400M >400M	0.35 0.30 0.25	% % %

Large Company Core Fund	Matrix	0-250M 250-400M >400M	0.35 0.18 0.16	% % %

U.S. Value Fund	Wells Capital Management	200-400M >400M 0-200M	0.30 0.25 0.35	% % %

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Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for their respective fiscal year ends:

Fund	Sub-Adviser	Fees Paid	Fees Waived/Reimbursed
C&B Tax-Managed Value FundSM	C&B	FYE ended 10/31/04:
Growth and Income Fund	Matrix	FYE ended

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Prior to 8/1/04	Asset Level	Fee
Class A, Class B, Class C, Class D and Advisor Class Shares	0.33%	0-4.99B 5B-9.99B > 9.99B	0.33 0.32 0.31	% % %

Administrator Class Shares	0.25%	0-4.99B 5B-9.99B > 9.99B	0.15 0.14 0.13	% % %

Investor Shares and Class Z Shares	N/A	0-4.99B 5B-9.99B > 9.99B	0.50 0.49 0.48	% % %

Institutional Class Shares	0.15%	0-4.99B 5B-9.99B > 9.99B	0.13 0.12 0.11	% % %

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Administrative Fees Paid. For the fiscal year-ends shown in the table below, the Equity Index Fund paid the following administrative fees, and the administrator waived the indicated fees:

Fund	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02
	Funds Mgmt	Funds Mgmt	Funds Mgmt/ Wells Fargo
Equity Index (Fund Level)	$200,680	$1,019,527	$97,868
Class A	$960,303	N/A	N/A
Class B	$163,505	N/A	N/A
Class C	N/A	N/A	N/A
Administrator Class	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A

Former C&B Fund. As discussed in the “Historical Fund Information” section, the C&B Tax-Managed Value Fund was created as part of the reorganization of the AIC Trust portfolio into the C&B Tax-Managed Value Fund of Funds Trust. Prior to the reorganization of the Fund, SEI Investments Global Funds Services (“SEI”) served as the administrator to the predecessor portfolio. Therefore, the table below shows the administration fees paid by the predecessor portfolios of the Fund and from June 26, 2004 through October 31, 2004, fees were paid to the Administrator.

Fund	Year Ended 10/31/04	Year Ended 10/31/03	Year Ended 10/31/02
C&B Tax-Managed Value Fund (Fund level)	$34,195	$10,928	$17,083
Class A	$359
Class B	$118
Class C	$28
Class Z	$13,894
Administrator Class	$621
Institutional Class	N/A

The other Funds will commence operations in the second quarter of 2005.

Distributor

Stephens Inc. (“Stephens,” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. Wells Fargo Funds Distributor, LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor to the Funds in the second quarter of 2005. The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of

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Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

For the fiscal year ended September 30, 2004, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution related expenses:

DISTRIBUTION FEES

Fund	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Equity Index
Class B	$437,960	$0	$0	$0	$0	$437,960

Former C&B Fund. Prior to July 26, 2004, SEI Investments Distribution Co. served as the distributor to the predecessor portfolio to the C&B Tax-Managed Value Fund. For the year ended October 31, 2003, the predecessor portfolio to the Tax-Managed Value Fund did not pay any distribution-related expenses.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the

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Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

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Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund complex wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for the Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis in the second quarter of 2005. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens are as follows:

Year Ended 9/30/04		Year Ended 9/30/03		Year Ended 9/30/02
Paid	Retained	Paid	Retained	Paid	Retained
$2,015,276	$340,635	$1,189,589	$235,808	$5,144,052	$292,472

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Prior to July 26, 2004, SEI Investments Distribution Co. acted as principal underwriter for shares of the predecessor portfolio of the C&B Tax-Managed Value Fund. For the period from November 1, 2003 through July 26, 2004, and for the year ended October 31, 2003 and October 31, 2002, the predecessor portfolio did not pay any underwriting commissions.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.” The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. The Adviser uses various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In

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light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

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The dealer reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Advantage Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage equity fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and

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character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated broker-dealers. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds,

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including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

Brokerage Commissions. For the periods listed below, the Fund listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year-Ended 9/30/04	Year-Ended 9/30/03	Year-Ended 9/30/02
Equity Index	$9,003	$5,591	$23,031

Former C&B Fund. For the periods listed below, the Fund listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year-Ended 10/31/04	Year-Ended 10/31/03	Year-Ended 10/31/02
C&B Tax-Managed Value Fund		$11,700	$9,369

For the fiscal year ended September 30, 2004, the Sub-Adviser listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
Wells Capital Management*

Securities of Regular Broker-Dealers. As of September 30, 2004, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

Fund	Broker Dealer	Amount
	Bear Stearns & Co., Inc.	$369,870
	Citigroup	$8,529,675
	J.P. Morgan Securities, Inc.	$5,281,547
	Goldman Sachs & Co.	$1,690,907
Equity Index	Merrill Lynch	$1,743,233
	Lehman Brothers, Inc.	$807,245
	Morgan Stanley	$2,202,955
	Wachovia Corp.	$2,294,529
	Wells Fargo & Company	$3,757,942

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

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Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole.

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Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a

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Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a

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dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.

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Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not,

42

the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares

43

within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to

44

furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

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The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

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•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the SEC’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com)

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simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type

48

of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Funds are eleven of the funds in the Wells Fargo Advantage Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Funds’ fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of

49

more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of March    , 2005 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF MARCH     , 2005

Fund	Name and Address	Type of Ownership	Percentage of Class
C&B Tax-Managed Value Fund
Capital Growth Fund*
Dividend Income Fund*
Endeavor Large Cap Fund*
Endeavor Select Fund*
Equity Index Fund
Growth Fund*
Growth and Income Fund*
Large Cap Growth Fund*
Large Company Core Fund*
U.S. Value Fund*

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to

50

herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the C&B Tax-Managed Value Fund for the year ended October 31, 2004 and the Equity Index Fund for the year ended September 30, 2004 are hereby incorporated by reference to the Funds’ Annual Reports.

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WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

April 11, 2005

WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND SM

WELLS FARGO ADVANTAGE COMMON STOCK FUND

WELLS FARGO ADVANTAGE DISCOVERY FUND

WELLS FARGO ADVANTAGE ENTERPRISE FUND

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

Class A, Class B, Class C, Class D, Class Z,

Administrator Class, Advisor Class, Investor Class and Institutional Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about twelve funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) – the Wells Fargo Advantage C&B Mid Cap Value, Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Mid Cap Growth, Opportunity, Small Cap Disciplined, Small Cap Growth, Small Cap Opportunities, Small Cap Value and Small/Mid Cap Value Funds. The Small Cap Opportunities Fund and the Small Cap Value Fund are closed to new investors. Class Z shares of the Funds are also closed to new investors. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.

Funds	Retail (A,B,C)	D	Z	Administrator	Advisor	Institutional	Investor
C&B Mid Cap Value FundSM	•	•		•		•
Common Stock Fund*	•		•
Discovery Fund*				•			•
Enterprise Fund*				•	•	•	•
Mid Cap Disciplined Fund*				•		•	•
Mid Cap Growth Fund	•		•
Opportunity Fund*				•	•		•
Small Cap Disciplined Fund*				•		•	•
Small Cap Growth Fund	•		•	•		•
Small Cap Opportunities Fund				•
Small Cap Value Fund*	•		•
Small/Mid Cap Value Fund*				•			•

*	These Funds will not be available for investment until the second quarter of 2005.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”) dated April 11, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the C&B Mid Cap Value FundSM, which include the portfolios of investments and independent auditors’ report for the year ended October 31, 2004, and for the Mid Cap Growth, Small Cap Growth, and Small Cap Opportunities Fund for the year ended September 30, 2004, are hereby incorporated by reference to the Funds’ Annual Reports. The Prospectuses may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

Effective as of the date of this SAI, the Institutional Class has been renamed the Administrator Class and the Select Class has been renamed the Institutional Class.

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HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II (“Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

On February 18, 2004, the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC Trust”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization is July 26, 2004.

The Small Cap Opportunities Fund described in this SAI was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex; the Mid Cap Growth Fund and Small Cap Growth Fund described in this SAI were created as part of the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Advantage Funds. The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies. The C&B Mid Cap Value Fund described in this SAI was created as part of the reorganization of the portfolio of AIC Trust into the Trust. The reorganization between Montgomery and the Trust followed the Funds’ adviser’s parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds’ adviser, Montgomery Asset Management, LLC (“MAM”). The reorganization between AIC Trust and the Trust followed the Funds’ adviser entering into an agreement with the predecessor portfolio’s adviser to “adopt”/support a reorganization of the predecessor portfolio with and into the Fund.

The chart below indicates the predecessor Stagecoach, Norwest, Montgomery and C&B funds that are the accounting survivors of some of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
C&B Mid Cap Value FundSM	C&B Mid Cap Value Portfolio
Mid Cap Growth Fund	Montgomery Mid Cap Fund
Small Cap Growth Fund	Montgomery Small Cap Fund
Small Cap Opportunities Fund	Norwest Small Cap Opportunities Fund

The C&B Mid Cap Value FundSM commenced operations on July 26, 2004, as successor to the C&B Mid Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.’s C&B Mid Cap Equity Portfolio, which commenced operations on February 18, 1998.

The Mid Cap Growth Fund commenced operations on June 9, 2003 as successor to the Montgomery Mid Cap Fund and the Wells Fargo Mid Cap Growth Fund. The Montgomery Mid Cap Fund, which commenced operations on December 30, 1994, is considered the surviving entity for

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accounting purposes. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the Mid Cap Fund.

The Small Cap Growth Fund (formerly named the Small Cap Fund) commenced operations on June 9, 2003 as successor to the Montgomery Small Cap Fund. The predecessor fund commenced operations on July 13, 1990. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund.

The Small Cap Opportunities Fund commenced operations on November 8, 1999, as successor to the Small Cap Opportunities Fund of Norwest. The predecessor Norwest Small Cap Opportunities Fund commenced operations on August 1, 1993. As of May 17, 2002, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1)	purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements;

(2)	purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3)	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4)	issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5)	make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6)	underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

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(7)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8)	purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1)	Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2)	Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)	Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4)	Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5)	Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6)	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7)	Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and

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provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8)	Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:

“Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the

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Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

The Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

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Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities: Futures and Options Contracts

Futures and options contracts are types of “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

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Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

The Funds may also purchase options on futures contracts. See “Options Trading” below.

Options and Futures Contracts. When hedging to attempt to protect against declines in the market value of the Funds’ securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Funds’ strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds’ activities in the underlying cash market.

The Funds may write (i.e., sell) call options (“calls”) if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are “covered” (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received. If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in

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escrow an equivalent dollar amount of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds’ hedging policies.

Special Considerations for the Small Cap Opportunities Fund. The Small Cap Opportunities Fund may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge.

Purchasing Calls and Puts. Certain Funds may purchase put options (“puts”) which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a “closing purchase transaction” to terminate its obligation on a call it has previously written.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund’s delivery of the underlying investment.

Stock Index Futures. Certain Funds may buy and sell Stock Index Futures. A stock index is “broadly-based” if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

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No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the “futures broker”). The initial margin will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or

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changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

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Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had it not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indices fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser’s ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

Interest rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

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Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds’ investment objective and legally permissible for a Fund.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the

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United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

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Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank, N.A. (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase

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agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the

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Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value,

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and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carries greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management

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personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association (“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“FNMA”)). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

MANAGEMENT

The following information supplements and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consist of 118 funds comprising the Trust, Wells Fargo Advantage Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

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Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

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The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000

INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of equity securities beneficially owned by the Trustees in the Funds, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Funds												Aggregate Dollar Range of Equity Securities of Fund Complex**
	C&B Mid Cap ValueSM	Common Stock*	Discovery*	Enterprise*	Mid Cap Disciplined*	Mid Cap Growth	Opportunity*	Small Cap Disciplined*	Small Cap Growth	Small Cap Opportunities	Small Cap Value*	Small/ Mid Cap Value*
Thomas S. Goho		0	0	0	0		0	0			0	0	D
Peter G. Gordon		0	0	0	0		0	0			0	0	B
Richard M. Leach		0	0	0	0		0	0			0	0	0
Timothy J. Penny		0	0	0	0		0	0			0	0	C
Donald C. Willeke		0	0	0	0		0	0			0	0	B
Robert C. Brown		0	0	0	0		0	0			0	0	D
J. Tucker Morse		0	0	0	0		0	0			0	0	D

*	These Funds are expected to commence operations in the second quarter of 2005.

**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

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Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, the “Advisers”), and a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the board reviewed fees that would be payable for the new funds and a detailed profitability analysis of the Adviser based on the fees that are payable under the Advisory Agreements, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Advisers and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

For the C&B Mid Cap Value FundSM, the Mid Cap Growth Fund, the Small Cap Growth Fund, and the Small Cap Opportunities Fund, the Board then reviewed statistical information regarding the expenses of the Funds and the expenses and performance information for a “Peer Group” of the Funds, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad based index. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. The Board then reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed each Adviser’s background and services that it would provide to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of the Adviser. The Board discussed the fact that the Adviser has established an investment program for each Fund and would supervise and evaluate the sub-advisers who would make the day-to-day investment decisions for the Funds. The Board recognized that the Investment Adviser has an expertise in hiring and overseeing the activities of the sub-advisers. The Board also recognized that the oversight responsibilities of the Investment Adviser include monitoring Fund compliance with federal securities laws and regulations. The Board reviewed each Adviser’s compliance procedures including their internal compliance policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for

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monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention expected to be given to the Funds by such persons. In evaluating the Advisers, the Board recognized that it has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors relating specifically to the sub-advisers. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board reviewed the sub-advisers’ procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the factors that the sub-advisers will consider prior to selecting a broker to execute portfolio transactions. One such factor is the sub-advisers’ consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ investment portfolios. Finally, the Board reviewed the sub-advisers’ method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees expected to be paid by the Funds, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fund	Prior to 8/1/04	Breakpoints	Annual Rate (as a percentage of net assets)
C&B Mid Cap Value FundSM	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %
Common Stock Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %
Discovery Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

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Fund	Prior to 8/1/04	Breakpoints	Annual Rate (as a percentage of net assets)
Enterprise Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %
Mid Cap Disciplined Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %
Mid Cap Growth	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %
Opportunity Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %
Small Cap Growth	0.90	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %
Small Cap Disciplined	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %
Small Cap Opportunities	0.90	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %
Small Cap Value Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %
Small/Mid Cap Value Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %

Advisory Fees Paid. Advisory fees paid by each Fund are shown in the tables below.

Small Cap Opportunities Fund. For the fiscal year-ends shown in the table below, the Small Cap Opportunities Fund paid the following advisory fees, and Funds Management waived the indicated fees:

	Year Ended 9/30/04		Year Ended 9/30/03		Year Ended 9/30/02
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Small Cap Opportunities	$3,812,874	$489,974	$2,523,917	$336,170	$3,015,140	$77,170

Former C&B Funds. As discussed in the “Historical Fund Information” section, the C&B Mid Cap Value Fund was created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust. Prior to the reorganization, Cooke & Bieler, L.P. (“C&B”) served as the

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investment adviser to the predecessor portfolios of the Funds. Therefore, the table below shows the advisory fees paid by the predecessor portfolios of the Funds. For the periods indicated below, the predecessor portfolios of the Funds paid the following advisory fees to C&B and C&B waived the indicated amounts:

	Year Ended 10/31/04		Year Ended 10/31/03		Year Ended 10/31/02
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
C&B Mid Cap Value FundSM	$3,007,512	$186,320	$1,019,789	$0	$162,961	$61,350

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Wells Fargo Montgomery Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated (“Wells Capital Management” or “WCM”) and MAM served as the investment advisers to the predecessor portfolios of the Wells Fargo Montgomery Funds. Therefore, the table below shows the advisory fees paid by either the Wells Fargo Montgomery Funds or their predecessor portfolios. For the periods indicated below, the Wells Fargo Montgomery Funds paid the following advisory fees and the respective investment adviser waived the indicated amounts:

	Year Ended 9/30/04 Funds Mgmt		Three-Month Period Ended 9/30/03 Funds Mgmt
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Mid Cap Growth	$686,255	$70,572	$176,561	$0
Small Cap Growth	$555,417	$269,751	$88,254	$41,070

*	For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002 through January 16, 2003, and to Wells Capital Management for the period of January 17, 2003 through June 8, 2003. The Funds paid advisory fees to Funds Management for the period of June 9, 2003 through June 30, 2003.

	1/17/03-6/30/03 Funds Mgmt/WCM		7/1/02-1/16/03 MAM		Year Ended 6/30/02 MAM
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Mid Cap Growth	$433,850	$9,445	$345,344	$281,043	1,310,953	$0
Small Cap	$166,184	$27,408	$190,365	$25,486	$567,806	$0

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Cooke & Bieler, L.P. (“C&B”), Schroder Investment Management North America Inc. (“Schroder”), and Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds

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Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

For providing sub-advisory services, C&B, Schroder and Wells Capital Management are entitled to receive monthly fees at the annual rate as described below.

Fund	Sub-Adviser	Fee
C&B Mid Cap Value Fund	C&B	0-250M 250-500M 500-750M > 750M	0.55 0.50 0.45 0.40	% % % %
Common Stock	Wells Capital Management	0-200M >200M	0.35 0.30	% %
Discovery	Wells Capital Management	0-200M >200M	0.35 0.30	% %
Enterprise	Wells Capital Management	0-200M >200M	0.35 0.30	% %
Mid Cap Disciplined	Wells Capital Management	0-200M >200M	0.35 0.30	% %
Mid Cap Growth Fund	Wells Capital Management	0-200M >200M	0.25 0.20	% %
Opportunity	Wells Capital Management	0-200M >200M	0.35 0.30	% %
Small Cap Growth	Wells Capital Management	0-250M >250M	0.25 0.20	% %
Small Cap Disciplined	Wells Capital Management	0-200M >200M	0.35 0.30	% %
Small Cap Opportunities	Schroder	0-275M >275M	0.50 0.45	% %
Small Cap Value	Wells Capital Management	0-200M >200M	0.35 0.30	% %
Small/Mid Cap Value	Wells Capital Management	0-200M >200M	0.35 0.30	% %

Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for their respective fiscal year ends.

Fund	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
C&B Mid Cap Value FundSM	C&B	FYE ended 10/31/03
Small Cap Opportunities Fund	Schroder	FYE ended 9/30/03: $1,747,308.91	$0

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than

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those services that are provided by the Funds’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Prior to 8/1/04	Asset Level	Fee
Class A, Class B, Class C, Class D and Advisor Class Shares	0.33%	0-4.99B 5B-9.99B > 9.99B	0.33 0.32 0.31	% % %
Administrator Class (formerly the Institutional Class) Shares	0.25%	0-4.99B 5B-9.99B > 9.99B	0.15 0.14 0.13	% % %
Investor Shares and Class Z Shares	N/A	0-4.99B 5B-9.99B > 9.99B	0.50 0.49 0.48	% % %
Institutional Class (formerly the Select Class) Shares	0.15%	0-4.99B 5B-9.99B > 9.99B	0.13 0.12 0.11	% % %

Administrative Fees Paid. For the fiscal year-ends shown in the table below, the Funds paid the following administrative fees, and the administrator waived the indicated fees:

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02
Fund	Funds Mgmt	Funds Mgmt	Funds Mgmt /Wells Fargo
Small Cap Opportunities (Fund Level)	$239,100	$715,932	$515,385
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	N/A	N/A	N/A
Institutional Class	$956,400	N/A	N/A
Select Class	N/A	N/A	N/A

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Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Wells Fargo Montgomery Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, MAM served as administrator to the predecessor portfolios of the Wells Fargo Montgomery Funds. Therefore, the table below shows the administrative fees paid by either the Wells Fargo Montgomery Funds or their predecessor portfolios. For the periods indicated below, the Wells Fargo Montgomery Funds paid the following administrative fees and the respective administrator waived the indicated amounts:

Fund	Year Ended 9/30/04 Funds Mgmt	Three-Month Period Ended 9/30/03 Funds Mgmt	6/9/03 –6/30/03 Funds Mgmt	7/1/02 –6/8/03 MAM	Year Ended 6/30/02 MAM
Montgomery Mid Cap Growth (Fund Level)	$50,455	$77,685	$6,644	$47,502	$87,341
Class A	$261,752	N/A	N/A	N/A	N/A
Class B	$18,232	N/A	N/A	N/A	N/A
Class C	$2,565	N/A	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A	N/A	N/A
Select Class	N/A	N/A	N/A	N/A	N/A

Montgomery Small Cap (Fund Level)	$45,843	$47,381	$5,687	$22,564	$44,244
Class A	$244,424	N/A	N/A	N/A	N/A
Class B	$1,444	N/A	N/A	N/A	N/A
Class C	$519	N/A	N/A	N/A	N/A
Institutional Class	$7,380	N/A	N/A	N/A	N/A
Select Class	N/A	N/A	N/A	N/A	N/A

Former C&B Funds. As discussed in the “Historical Fund Information” section, the Funds were created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust. Prior to the reorganization of the Funds, SEI Investments Global Funds Services (“SEI”) served as the administrator to the predecessor portfolios of the Funds. Therefore, the table below shows the administration fees paid by the predecessor portfolios of the Funds. For the periods indicated below, the predecessor portfolios paid the following administration fees to SEI:

Fund	Year Ended 10/31/03	Year Ended 10/31/02	Year Ended 10/31/01
C&B Large Cap Value Fund	$30,858	$124,907	$36,453
C&B Mid Cap Value Fund	$275,851	$125,081	$20,860
C&B Tax-Managed Value Fund	$10,928	$17,083	$20,606

Prior to November 19, 2001, SEI served as the sub-administrator to the predecessor portfolios of the Funds. For the period indicated below, the predecessor portfolios of the Funds paid the following sub-administration fees to SEI:

Fund	Year Ended 10/31/01
C&B Large Cap Value	$46,829
C&B Mid Cap Value	$35,950
C&B Tax-Managed Value	$35,773

Distributor

Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, currently serves as distributor for the Funds. Wells Fargo Funds Distributor, LLC

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(“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds when they commence operations in the second quarter of 2005.

The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Fund is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Prior to July 26, 2004, SEI Investments Distribution Co. served as the distributor to the predecessor portfolio of the C&B Mid Cap Value Fund. For the period between October 31, 2003 (the Fund’s fiscal year end) and July 26, 2004, the predecessor portfolios to the Funds did not pay any distribution-related expenses.

For the fiscal year ended September 30, 2004, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution related expenses:

DISTRIBUTION FEES

Fund	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Mid Cap Growth Fund
Class B	$48,836	$0	$0	$0	$0	$48,836
Class C	$6,870	$0	$0	$3,824	$3,046	$0
Small Cap Growth Fund
Class B	$3,868	$0	$0	$0	$0	$3,868
Class C	$1,391	$0	$0	$1,151	$240	$0

*	The Fund changed its fiscal year from June 30 to September 30, and therefore the amounts indicate fees paid from July 1, 2003 through September 30, 2003.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the

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relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Fund shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class, Advisor Class and Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be

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obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund. For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund complex wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for certain Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

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Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis once they commence operations in the second quarter of 2005. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens are as follows:

Year Ended 9/30/04		Year Ended 9/30/03*		Year Ended 9/30/02
Paid	Retained	Paid	Retained	Paid	Retained
$2,015,276	$340,635	$1,189,589	$235,808	$5,144,052	$292,472

*	Amounts include fees paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

For the period from July 27, 2004 through October 31, 2004, the aggregate dollar amount of underwriting commissions paid to Stephens by the C&B Mid Cap Value FundSM was                     . Prior to July 26, 2004, SEI Investments Distribution Co. acted as principal underwriter for shares of the predecessor portfolios of the C&B Mid Cap Value FundSM. For the period from November 1, 2003 through July 26, 2004, and for the years ended October 31, 2003 and October 31, 2002, the predecessor portfolios did not pay any underwriting commissions.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser and the Sub-Advisers are on public file with, and available from, the SEC.

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DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.” The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. The administrator use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

The Funds use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

The Funds invest directly in foreign securities, so portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a

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“Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. Each Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In addition, each Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

The Dealer Reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as% of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

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Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. Class A, Class B, and Class C shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Advantage Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Cooke & Bieler Shareholders. Former Cooke & Bieler shareholders who purchased shares of the Cooke & Bieler Portfolios directly from the Cooke & Bieler Portfolios and became Wells Fargo Advantage Fund shareholders in the reorganization, will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo equity fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Certain Former Fiduciary Accounts. Certain former fiduciary accounts that were previously invested in a Wells Fargo Advantage Fund may use the proceeds of the redemption from such Fund to purchase Class A shares of any Wells Fargo Advantage Fund at NAV. Shareholders may be required to provide appropriate proof of eligibility for this sales charge reduction.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and

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character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, Funds Distributor or affiliated brokers. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities.

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Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

Brokerage Commissions. For the periods listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Total Commissions
	Year Ended 10/31/03	Year Ended 10/31/02	Year Ended 10/31/01
C&B Mid Cap Value FundSM	$475,830	$189,256	$13,065

	Year-Ended 9/30/04	Year-Ended 9/30/03	Year-Ended 9/30/02
Mid Cap Growth**	$605,497	$150,226	N/A
Small Cap Growth**	$723,718	$141,981	N/A
Small Cap Opportunities	$1,951,246	$2,508,113	$1,253,748

*	The Fund commenced operations on August 29, 2003.

**	Amounts indicate fees paid from July 1, 2003 through September 30, 2003.

For the past fiscal years ended June 30, the predecessor portfolios of the Mid Cap Growth and Small Cap Growth Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Period Ended 6/30/03*	Year Ended 6/30/02
Mid Cap Growth	$164,268	$197,593
Small Cap	$177,765	$125,914

*	Amounts indicate fees paid from January 1, 2003 through June 30, 2003.

For the fiscal year ended October 31, 2003, the sub-adviser listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactional Value
C&B	$124,867	$44,062,267

For the fiscal year ended September 30, 2004, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
Schroder	$149,927	$70,948,350
Wells Capital Management*

*	Includes all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Master Trust.

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For the fiscal year ended October 31, 2004, the C&B Mid Cap Value Fund directed brokerage transactions to a broker for research services provided, and paid the following commissions based on stated total amount of transactions.

Fund	Commissions Paid	Transactional Value
C&B Mid Cap Value Fund

None of the other Sub-Advisers participate in such directed brokerage practices.

The Small Cap Opportunities Fund paid the following aggregate dollar amount of brokerage commissions to the following affiliated brokers for the fiscal years ended September 30, 2004 and 2003:

Year	Broker	Commissions	Relationship
2003	Stephens Inc.	$18,255	Affiliate of the Fund
	Wells Fargo Securities	$15,357	Affiliate of the Fund
2004

For each of the brokers listed in the chart above, the percent of aggregate commissions paid by the Small Cap Opportunities Fund to such broker and the percent of aggregate transactions involving the payment of commissions that were effected through such broker for the most recent fiscal year ended September 30, 2004 are listed below:

Year	Broker	% Aggr. Comm.	% Aggr. Transactions
2003	Stephens Inc.	0.73%	0.72%
	Wells Fargo Securities	0.61%	0.34%
2004

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to the Funds are charged against a Fund’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner

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proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information should be read in conjunction with the similar information found in the Prospectus. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the

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securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of the date of this SAI, the Funds had not yet commenced operations and, consequently, have no capital loss carry-forwards. If the Reorganization described in the Prospectus occurs, a Fund will accede to the capital loss carry-forwards and net unrealized losses of its corresponding Acquired Fund as of the Closing Date.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carryforwards and the use of its unrealized losses against future realized gains or such losses of the acquired fund may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to

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redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

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Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

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“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government, if the Fund meets the state’s

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minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only the Asia Pacific Fund and Overseas Fund may qualify for and make the election; however, even if either Fund qualifies for the election for a year, it may not make the election for such year. The Asia Pacific Fund and Overseas Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if the Asia Pacific Fund or Overseas Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund’s shareholder if certain holding period requirements are met. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. The Asia Pacific Fund or Overseas Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If the Asia Pacific Fund or Overseas Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Asia Pacific Fund or Overseas Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid,

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the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN

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is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

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If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

American Jobs Creation Act of 2004. On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders. Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership. Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder. Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business. Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

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PROXY VOTING POLICIES AND PROCEDURES

The Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts”) and Funds Managementhave adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – the Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties

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including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

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List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

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Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Funds are twelve of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund or portfolio that are available for distribution, and a distribution of

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any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of March     , 2005 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% Ownership as of March     , 2005 [TO BE UPDATED]

Fund	Name and Address	Type of Ownership	Percentage of Class
C&B MID CAP VALUE FUNDSM

COMMON STOCK FUND*

[Class]

DISCOVERY FUND*
[Class]
[Class]

ENTERPRISE FUND*
[Class]
[Class]

MID CAP DISCIPLINED FUND*
[Class]
[Class]

MID CAP GROWTH FUND
[Class]
[Class]

OPPORTUNITY FUND*
[Class]
[Class]

SMALL CAP DISCIPLINED FUND*
[Class]
[Class]

SMALL CAP GROWTH FUND
[Class]
[Class]

SMALL CAP OPPORTUNITIES FUND

[Class]

SMALL CAP VALUE FUND*
[Class]
[Class]

SMALL/MID CAP VALUE FUND*
[Class]
[Class]

*	These Funds are expected to commence operations in the second quarter of 2005.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

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OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the C&B Mid Cap Value FundSM for the year ended October 31, 2004, and for the Mid Cap Growth, Small Cap Growth, and Small Cap Opportunities Fund for the year ended September 30, 2004, are hereby incorporated by reference to the Funds’ Annual Reports.

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WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

April 11, 2005

WELLS FARGO ADVANTAGE ASIA PACIFIC FUND

WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND

WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND

WELLS FARGO ADVANTAGE OVERSEAS FUND

Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about seven funds in the Wells Fargo Advantage Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage Asia Pacific, Emerging Markets Focus, International Core, International Equity, International Value, Institutional Emerging Markets and Overseas Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.

Funds	Retail (A,B,C)	Administrator	Institutional	Investor
Asia Pacific Fund*				•
Emerging Markets Focus Fund	•	•
International Core Fund*	•	•
International Equity Fund	•	•
International Value Fund	•	•
Institutional Emerging Markets Fund			•
Overseas Fund*			•	•

*	These Funds will not be available for investment until the second quarter of 2005.

For the International Value Fund, currently only Class A shares are offered to the following individuals who are residents of California, or of any other state in which the Fund’s officers qualify the Fund’s shares to be offered or sold: (i) current employees, directors, trustees and officers of Wells Fargo Advantage Funds, Wells Fargo & Company and its affiliates; and (ii) the family members of anyone included in (i). The Fund currently does not offer Class B, Class C or Administrator Class shares to the general public for investment. At this time, Fund shares may not be purchased through brokerage or other types of accounts but may only be purchased directly from Wells Fargo Advantage Funds. This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (the “Prospectuses”), dated April 11, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Emerging Markets Focus, Institutional Emerging Markets, International Equity and International Value Funds, which include the portfolios of investments and independent auditors’ report for the year ended September 30, 2004 are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

Effective as of the date of this SAI, the Institutional Class has been renamed the Administrator Class and the Select Class has been renamed the Institutional Class.

i

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II (“Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

The International Equity Fund described in this SAI was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The reorganization between Montgomery and the Trust followed the Funds’ adviser’s parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds’ adviser, Montgomery Asset Management, LLC (“MAM”).

The chart below indicates the predecessor Stagecoach and Montgomery funds that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
International Equity Fund	Stagecoach International Equity Fund
Emerging Markets Focus Fund	Montgomery Emerging Markets Focus Fund
Institutional Emerging Markets Fund	Montgomery Institutional Series: Emerging Markets Portfolio

The Emerging Markets Focus Fund (formerly named the Montgomery Emerging markets Focus Fund) commenced operations on June 9, 2003, as successor to the Montgomery Emerging Markets Focus Fund and the Montgomery Emerging Markets Fund. The predecessor funds commenced operations on December 31, 1997 and March 1, 1992, respectively. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor Montgomery Emerging Markets Focus Fund, which is considered the surviving entity for accounting purposes.

The International Equity Fund commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.

The Institutional Emerging Markets Fund (formerly named the Montgomery Institutional Emerging markets Fund) commenced operations on June 9, 2003 as successor to the Montgomery Institutional Series: Emerging Markets Portfolio. The predecessor fund commenced operations on December 17, 1993. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund.

The International Value Fund (formerly named the Overseas Fund) commenced operations on October 31, 2003.

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INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company

2

investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed

3

above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

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Closed-End Investment Companies

The Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities: Futures and Options Contracts

Futures and options contracts are types of “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of

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the Fund’s investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

The Funds may also purchase options on futures contracts. See “Options Trading” below.

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Options and Futures Contracts. When hedging to attempt to protect against declines in the market value of the Funds’ securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Funds’ strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds’ activities in the underlying cash market.

The Funds may write (i.e., sell) call options (“calls”) if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are “covered” (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received. If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds’ hedging policies.

Purchasing Calls and Puts. Certain Funds may purchase put options (“puts”) which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a “closing purchase transaction” to terminate its obligation on a call it has previously written.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call

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and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund’s delivery of the underlying investment.

Stock Index Futures. Certain Funds may buy and sell Stock Index Futures. A stock index is “broadly-based” if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the “futures broker”). The initial margin will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price

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of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for

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the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indices fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser’s ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index,

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the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds’ investment objective and legally permissible for a Fund.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

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Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

The Emerging Markets Focus Fund does not intend to diversify its portfolio across a large number of emerging market countries. Instead, the Fund’s portfolio manager’s objective is to concentrate its investments in a small number of emerging market countries (although it may invest in a number of companies in each selected country). Such a heavy concentration may make the Fund’s net asset value (“NAV”) extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the countries the Fund invests in, such events’ impact on the Fund will be more magnified than if the Fund did not have such a narrow concentration.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its

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discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a

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future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws

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of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of

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such Fund’s total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a

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loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a

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decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position.

In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally

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receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser

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will consider such an event in determining whether the Fund involved should continue to hold the obligation.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 118 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service [1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit

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Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000

INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information. As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

	Dollar Range of Equity Securities in the Funds
Trustee	Asia Pacific*	Emerging Markets Focus	International Core*	International Equity	International Value	Institutional Emerging Markets	Overseas*	Aggregate Dollar Range of Equity Securities of Fund Complex**
Independent Trustees
Thomas S. Goho	0		0				0	D
Peter G. Gordon	0		0				0	B
Richard M. Leach	0		0				0	0
Timothy J. Penny	0		0				0	B
Donald C. Willeke	0		0				0	D
Interested Trustees
Robert C. Brown	0		0				0	D
J. Tucker Morse	0		0				0	D

*	These Funds are expected to commence operations in the second quarter of 2005.

**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an “Adviser” and collectively, the “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the Board reviewed the fees that would be payable for the new Funds and a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

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For the Emerging Markets Focus, International Equity, International Value and Institutional Emerging Markets Funds, the Board then reviewed statistical information regarding the expenses of the Funds and the expenses and performance information for a “Peer Group” of the Funds, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad based index. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. The Board then reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the Adviser’s background and services that it currently provides to the Emerging Markets Focus, International Equity, International Value and Institutional Emerging Markets Funds and would provide to the Asia Pacific International Core and Overseas Funds. For example, the Board reviewed and discussed the investment philosophy and experience of the Investment Adviser. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-advisers who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers’ compliance procedures including the Advisers’ internal compliance policies relating to their respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered each sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its

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investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was a sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed each sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid, or to be paid as the case may be, by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the existing Funds.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

The Funds operate under two types of advisory arrangements: (i) stand alone Funds with an investment adviser and sub-adviser; and (ii gateway feeder Funds that invest in a single corresponding portfolio of master Trust and have “dormant” advisory arrangements at the gateway level.

	Fee
Fund	Prior to 8/1/04	Effective 8/1/04
Asia Pacific Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95	% % % % %

International Core Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80	% % % % %

International Equity Fund	1.00	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

Emerging Markets Focus Fund	1.10	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95

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	Fee
Fund	Prior to 8/1/04	Effective 8/1/04
Institutional Emerging Markets Fund	1.10	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95

Overseas Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80	% % % % %

As described in the second category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Funds each have a “dormant” advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund’s investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
			Prior to 8/1/04	Effective 8/1/04
International Value Fund	0.00%	0.25%	1.00%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80	% % % % %

*	Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.

**	Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

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Advisory Fees Paid. For the fiscal year-ends shown in the table below, the International Equity Fund paid the following advisory fees, and the investment adviser waived the indicated fees:

FUND	Year-Ended 9/30/04		Year-Ended 9/30/03		Year-Ended 9/30/02
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
International Equity	3,040,041	576,797	$3,699,733	$576,096	$2,431,712	$360,711

For the fiscal year-end shown in the table below, the International Value Fund paid the following advisory fees, and the investment adviser waived the indicated fees:

FUND	Period Ended 9/30/04
	Fees Paid	Fees Waived
International Value	$0	$0

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Wells Fargo Montgomery Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated (“Wells Capital Management” or “WCM”) and MAM served as the investment advisers to the predecessor portfolios of the Wells Fargo Montgomery Funds. Therefore, the table below shows the advisory fees paid by either the Wells Fargo Montgomery Funds or their predecessor portfolios. For the periods indicated below, the Wells Fargo Montgomery Funds paid the following advisory fees and the respective investment adviser waived the indicated amounts:

Fund	Year-Ended 9/30/04 Funds Mgmt		Three-Month Period Ended 9/30/03 Funds Mgmt		1/17/03-6/30/03 Funds Mgmt/WCM
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Emerging Markets Focus	$1,920,085	$211,910	$341,524	$53,926	$110,931	$65,813
Institutional Emerging Markets	692,759	366,249	$143,691	$77,030	$273,921	$70,976

*	For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002 through January 16, 2003, and to Wells Capital Management for the period of January 17, 2003 through June 8, 2003. The Funds paid advisory fees to Funds Management for the period of June 9, 2003 through June 30, 2003.

Fund	Year Ended 6/30/03 MAM		Year Ended 6/30/02 MAM
	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Montgomery Emerging Markets Focus	$56,998	$68,248	$0	$0
Montgomery Institutional Emerging Markets	$246,634	$168,524	$496,563	$0

For the period from January 17, 2003 through June 6, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Wells Fargo Montgomery Funds pursuant to an interim investment management agreement. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

Fund	Avg. Daily Net Assets	Annual Rate
Montgomery Emerging Markets Focus	$0 –250 million $250 – 500 million >$500 million	1.10 1.00 0.90	% % %

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Fund	Avg. Daily Net Assets	Annual Rate
Montgomery Institutional Emerging Markets	$0 – 50 million $50 – 100 million >$100 million	1.25 1.00 0.90	% % %

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Artisan Partners Limited Partnership (“Artisan Partners”), LSV Asset Management, New Star Institutional Managers Limited (“New Star”) and Wells Capital Management to serve as investment sub-advisers to the stand-alone Funds of the Trust and the master portfolio of Master Trust in which the International Value Fund as a gateway feeder fund invests, as listed in the charts below (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s and Master Trust’s (the “Trusts”) Boards and the overall supervision and control of Funds Management and the Trusts, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

Similar to the “dormant” investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund’s assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

Master Portfolio	Sub-Adviser	Asset Level / Fee
Overseas Portfolio	LSV	$ 0—$150M $150M—$500M $500M—$750M $750M—$1 Billion >$1 Billion	0.35 0.40 0.35 0.325 0.30	% % % % %

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Funds Management has engaged Artisan, LSV, New Star and Wells Capital Management as investment sub-advisers for the stand-alone Funds of the Trust listed below. For providing sub-advisory services, Artisan, LSV, New Star and Wells Capital Management are entitled to receive fees as described below.

Fund	Sub-Adviser	Fee
International Equity	Artisan	All asset levels	0.70%

	LSV	0-150M 150M-500M 500M-700M 750M-1B >1B	0.35 0.40 0.35 0.325 0.30	% % % % %

	New Star	0-50M 50M-5550M >550M	0.35 0.29 0.20	% % %

Montgomery Emerging Markets Focus	Wells Capital Management	0-200M >200M	0.35 0.25	% %

Montgomery Institutional Emerging Markets	Wells Capital Management	0-200M >200M	0.35 0.25	% %

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee
	Prior to 8/1/04	Effective 8/1/04
Class A, Class B and Class C Shares	0.33%	0-4.99B 5-9.99B >9.99B	0.33 0.32 0.31	% % %

Administrator Class Shares	0.25%	0-4.99B 5-9.99B >9.99B	0.25 0.24 0.23	% % %

Institutional Class Shares	0.15%	0-4.99B 5-9.99B >9.99B	0.15 0.14 0.13	% % %

Investor Class Shares	N/A	0-4.99B 5B-9.99B > 9.99B	0.50 0.49 0.48	% % %

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Administrative Fees Paid. For the fiscal year-ends shown in the table below, the Funds, paid the following administrative fees, and the administrator waived the indicated fees:

Fund	Year Ended 9/30/04 Funds Mgmt	Year Ended 9/30/03 Funds Mgmt	Year Ended 9/30/02 Funds Mgmt/Wells Fargo
International Equity (Fund Level)	182,247	$1,015,079	$418,863
Class A	165,574	N/A	N/A
Class B	49,384	N/A	N/A
Class C	7,770	N/A	N/A
Institutional Class	569,897	N/A	N/A

*	The amounts indicate fees paid from August 29, 2003, the Fund’s commencement date, through September 30, 2003.

For the fiscal year-end shown in the table below, the International Value Fund paid the following administrative fees, and the administrator waived the indicated fees:

FUND	Year-Ended 9/30/04
International Value (Fund Level)	$8
Class A	$45

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Wells Fargo Montgomery Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization. MAM served as administrator to the predecessor portfolios of the Wells Fargo Montgomery Funds. Therefore, the table below shows the administrative fees paid by either the Wells Fargo Montgomery Funds or their predecessor portfolios. For the periods indicated below, the Wells Fargo Montgomery Funds paid the following administrative fees and the respective administrator waived the indicated amounts:

Fund	Year Ended 9/30/04 Funds Mgmt	Three-Month Period Ended 9/30/03 Funds Mgmt	6/9/03 –6/30/03 Funds Mgmt	7/1/02 –6/8/03 MAM	Year Ended 6/30/02 MAM
Montgomery Emerging Markets Focus (Fund Level)	96,909	$112,882	$10,062	$7,554	$7,366
Class A	407,290	N/A	N/A	N/A	N/A
Class B	5,355	N/A	N/A	N/A	N/A
Class C	6,278	N/A	N/A	N/A	N/A
Institutional Class	88,405	N/A	N/A	N/A	N/A
Select Class	N/A	N/A	N/A	N/A	N/A
Montgomery Institutional Emerging Markets	48,137	$30,099	$5,920	$25,992	$32,853

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Fund	Year Ended 9/30/04 Funds Mgmt	Three-Month Period Ended 9/30/03 Funds Mgmt	6/9/03 –6/30/03 Funds Mgmt	7/1/02 –6/8/03 MAM	Year Ended 6/30/02 MAM
Class A	N/A	N/A	N/A	N/A	N/A
Class B	N/A	N/A	N/A	N/A	N/A
Class C	N/A	N/A	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A	N/A	N/A
Select Class	96,273	N/A	N/A	N/A	N/A

Distributor

Stephens Inc. (“Stephens,” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds in the second quarter of 2005. The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

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For the fiscal year ended September 30, 2004, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution related expenses:

DISTRIBUTION FEES

Fund	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)

International Equity
Class B	$132,279	$0	$0	$0	$0	$132,279
Class C	$20,812	$0	$0	$12,541	$8,271	$0

Emerging Markets Focus Fund*
Class B	$14,344	$0	$0	$0	$0	$14,344
Class C	$16,816	$0	$0	$15,900	$916	$0

None of the Funds’ 12b-1 Plan expenses were used towards advertising, printing/mailing of prospectuses to other than current shareholders of the Funds, compensation to underwriters, compensation to sales personnel, interest, carrying or other financing charges.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under

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management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing investor services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% on an annualized basis, of the average daily net assets of Class A, Class B, Class C, Administrator Class and Investor Class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.25% of the average daily net assets of the Asia Pacific, Emerging Markets Focus, Institutional Emerging Markets and Overseas Funds, and the rate of 0.10% of the average daily net assets of the International Core, Overseas and International Equity Funds, 0.25% of the average daily net assets of the Emerging Markets Focus Fund and Institutional Emerging Markets Fund.

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Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund complex wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for the Funds, except for the Wells Fargo Montgomery Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis in the second quarter of 2005. For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens are as follows:

Year Ended 9/30/04		Year Ended 9/30/03*		Year Ended 9/30/02
Paid	Retained	Paid	Retained	Paid	Retained
$2,015,276	$340,635	$1,189,589	$235,808	$5,144,052	$292,472

*	Amounts include fees paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

Prior to June 9, 2003, Funds Distributor served as the principal underwriter for the predecessor portfolios of the Wells Fargo Montgomery Funds. For the period from July 1, 2002 through June 9, 2003, and for the years ended June 30, 2002 and June 30, 2001, the predecessor portfolios of the Wells Fargo Montgomery Funds did not pay any underwriting commissions.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a

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fund or adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.” The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. The administrator use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

The Funds use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

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The Funds invest directly in foreign securities, so portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

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The dealer reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Advantage Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage equity fund may purchase Class A shares of such fund at NAV.

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Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Certain Former Fiduciary Accounts. Certain former fiduciary accounts that were previously invested in a Wells Fargo Fund may use the proceeds to of the redemption from such Fund to purchase Class A shares of any Wells Fargo Fund at NAV. Shareholders may be required to provide appropriate proof of eligibility for this sales charge reduction.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated broker-dealers. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in,

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purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation portfolio securities exclude all securities having a maturity when purchased if one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

Brokerage Commissions. For the periods listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year-Ended 9/30/04	Year-Ended 9/30/03	Year-Ended 9/30/02
International Equity	$484,056	$931,561	$251,855
Emerging Markets Focus**	$2,371,552	$389,215	N/A
Institutional Emerging Markets**	$613,295	$102,178	N/A

*	The Fund commenced operations on August 29, 2003.

**	Amounts indicate fees paid from July 1, 2003 through September 30, 2003.

For the periods listed below, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Period Ended 6/30/03*	Year Ended 6/30/02	Year Ended 6/30/01
Emerging Markets Focus	$209,089	$82,448	$77,614
Institutional Emerging Markets	$165,481	$661,134	$1,013,701

*	Amounts indicate fees paid from January 1, 2003 through June 30, 2003.

For the fiscal year ended September 30, 2004, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

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Sub-Adviser	Commissions Paid	Transactions Value
Wells Capital Management

*	Includes all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Master Trust.

None of the other Sub-Advisers participate in such directed brokerage practices.

For the fiscal year ended September 30, 2004, the International Equity, Emerging Markets Focus and the Institutional Emerging Markets Funds did not hold securities of any of their regular broker-dealers.

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political

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subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and

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eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such

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share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of

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recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally

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includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

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Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only the International Equity Fund may qualify for and make the election; however, even if the International Equity Fund qualifies for the election for a year, it may not make the election for such year. The International Equity Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if the International Equity Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund’s shareholder if certain holding period requirements are met. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. The International Equity Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If the International Equity Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the International Equity Fund in their gross income and treat that amount as paid by them for the purpose of

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the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the

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shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

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If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

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•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the SEC’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a

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quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a

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seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Funds are seven of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Funds’ fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the

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outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of March     , 2005 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF MARCH      , 2005 [TO BE UPDATED]

Fund	Name and Address	Type of Ownership	Percentage of Class
Asia Pacific Fund*
Class A
Class B
Class C
Administrator Class

Emerging Markets Focus Fund
[Class]
[Class]
[Class]
[Class]

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Fund	Name and Address	Type of Ownership	Percentage of Class
International Core Fund
[Class]

International Equity Markets Fund
[Class]

International Value Fund
[Class]

Institutional Emerging Markets Fund
[Class]

Overseas Fund
[Class]

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, Pennsylvania 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Emerging Markets Focus, International Equity, International Value, Institutional Emerging Markets Funds for the year ended September 30, 2004 are hereby incorporated by reference to the Funds’ Annual Report.

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WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

April 11, 2005

WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND

WELLS FARGO ADVANTAGE SPECIALIZED HEALTH SCIENCES FUND

WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND

Class A, Class B, Class C and Class Z

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about three funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) – the Wells Fargo Advantage Specialized Financial Services, Specialized Health Sciences and Specialized Technology Funds. The Specialized Financial Services Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class Z shares are currently closed to new investors.

Funds	Retail (A,B,C)	Z
Specialized Health Sciences Fund	•
Specialized Financial Services Fund	•
Specialized Technology Fund	•	•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Class A, Class B, Class C, and Class Z Prospectuses (the “Prospectuses”), dated April 11, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors’ report for the year ended September 30, 2004 are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

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HISTORICAL FUND INFORMATION

On August 29, 2001, the Board of Trustees of the SIFE Trust Fund approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the SIFE Trust Fund into the Trust’s Wells Fargo SIFE Specialized Financial Services Fund. The reorganization was effective at the close of business on February 22, 2002.

The Specialized Financial Services Fund described in this SAI was created as part of the reorganization of the SIFE Trust Fund, advised by SIFE, into the Wells Fargo SIFE Specialized Financial Services Fund. The reorganization between the SIFE Trust Fund and the Trust followed the acquisition of SIFE by a subsidiary of Wells Fargo & Company.

The chart below indicates the predecessor SIFE Trust fund that is the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
Specialized Financial Services Fund	SIFE Trust Fund

The Specialized Financial Services Fund (formerly named the SIFE Specialized Financial Services Fund) commenced operations on February 25, 2002 as the successor to the SIFE Trust Fund, a Delaware statutory trust. The SIFE Trust Fund was organized on February 28, 1997 as the successor-in-interest to the SIFE Trust Fund, a California trust, which was organized on September 26, 1960. The Fund, through its predecessor entities, has offered its shares to the public on a continuous basis since July 2, 1962. The predecessor fund offered Class A-I, Class A-II, Class B and Class C shares. The performance history and financial highlights shown for periods prior to February 25, 2002, are the performance history and financial highlights of the predecessor fund. The Class A-I shares are considered the accounting survivor for the Class A shares.

The Specialized Health Sciences Fund commenced operations on April 2, 2001.

The Specialized Technology Fund commenced operations on September 18, 2000.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, or (v) limit the Specialized Health Sciences Fund’s investments in securities of the health sciences sector, which is the group of industries that include pharmaceutical, biochemical, biotechnology, research and development, health care facilities, health care services and medical device industries, or (vi) limit the Specialized Technology Fund’s investment in securities of the technology sector, which can be a single industry or group of industries such as the computer, software, communications equipment and services, semiconductor, health care, biotechnology,

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or defense and aerospace industries, or (vii) limit the SIFE Specialized Financial Services Fund’s investment in securities of companies that the adviser considers to be in the “financial services” sector, which includes commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate related companies, leasing companies and consumer and industrial finance companies, and provided further that (viii) the Index Fund and the Equity Index Fund reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

(2) except for the Specialized Health Sciences and Specialized Technology Funds, purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act,

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except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund, except the Specialized Technology Fund and the Specialized Health Sciences Fund, may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Short sale transactions not made “against the box” by the Specialized Technology Fund and the Specialized Health Sciences Fund may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

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ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”) or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

Certain Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities. The Fund may also invest in securities backed by pools of mortgages. These investments are described under the heading “Mortgage-Related and Other Asset-Backed Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

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Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s

5

common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities: Futures and Options Contracts

Futures and options contracts are types of “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for

6

purposes of a Fund’s investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

The Funds may also purchase options on futures contracts. See “Options Trading” below.

Options and Futures Contracts. When hedging to attempt to protect against declines in the market value of the Funds’ securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Funds’ strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds’ activities in the underlying cash market.

The Funds may write (i.e., sell) call options (“calls”) if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are “covered” (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received. If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

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The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds’ hedging policies.

Purchasing Calls and Puts. Certain Funds may purchase put options (“puts”) which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a “closing purchase transaction” to terminate its obligation on a call it has previously written.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund’s delivery of the underlying investment.

Stock Index Futures. The Funds may buy and sell Stock Index Futures. A stock index is “broadly-based” if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S.

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Treasury bills with a futures commission merchant (the “futures broker”). The initial margin will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of

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exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

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Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indices fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser’s ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

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Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds’ investment objective and legally permissible for a Fund.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in

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other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

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The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an

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acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

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Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

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Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale

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delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position.

In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund, except the Specialized Health Sciences Fund and the Specialized Technology Fund, will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. The Specialized Health Sciences Fund and the Specialized Technology Fund may make short sales that are not “against the box,” however, such transactions may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when

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they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

Additional Information about the S&P 500 Index

The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the

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owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consist of 118 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

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Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

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The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000

INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information. As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Funds			Aggregate Dollar Range of Equity Securities of Fund Complex*
	Specialized Health Sciences	Specialized Financial Services	Specialized Technology
Thomas S. Goho				D
Peter G. Gordon				B
Richard M. Leach				0
Timothy J. Penny				C
Donald C. Willeke				D
Robert C. Brown				D
J. Tucker Morse				D

*	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment

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adviser and investment sub-advisers (individually, an “Adviser” and collectively, the “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

The Board then reviewed statistical information regarding the expenses of the Funds and the expenses and performance information for a “Peer Group” of the Funds, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad based index. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. The Board then reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the Adviser’s background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers’ compliance procedures including the Advisers’ internal compliance policies relating to their respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered each sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary

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Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was a sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed each sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

The Funds are stand-alone Funds with an investment adviser and sub-adviser.

As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee
	Prior to 8/1/04	Effective 8/1/04
Specialized Financial Services	0.95	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

Specialized Health Sciences	0.95	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

Specialized Technology	1.05	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.05 1.00 0.95 0.925 0.90

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Advisory Fees Paid. For the fiscal year-ends shown in the table below, the Funds, except the Specialized Financial Services Fund, paid the following advisory fees, and the investment adviser waived the indicated fees:

Fund	Year-Ended 9/30/04		Year-Ended 9/30/03		Year-Ended 9/30/02
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Specialized Health Sciences	$259,647	$62,960	$90,630	$195,388	$198,207	$144,463
Specialized Technology	$1,544,936	$70,686	$504,006	$270,209	$143,288	$571,169

Former SIFE Trust Fund. As discussed in the “Historical Fund Information” section, the SIFE Specialized Financial Services Fund was created as part of the reorganization of the SIFE Trust Fund, which occurred at the close of business on February 22, 2002. Prior to the reorganization, SIFE served as the investment adviser to the predecessor portfolio. Therefore, the table below shows the advisory fees paid by either the Fund or its predecessor portfolio. For the periods indicated below, the Fund paid the following advisory fees, and the respective investment adviser waived the indicated fees:

	Year Ended 9/30/04 Funds Management		Year Ended 9/30/03 Funds Management		Nine-Month Period 9/30/02 Funds Mgmt/SIFE
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Specialized Financial Services	$3,748,141	$1,328,831	$3,669,906	$1,256,250	$3,976,130	$666,240

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged RCM Capital Management LLC (formerly named Dresdner RCM Global Investors LLC) (“RCM”) and Wells Capital Management to serve as investment sub-advisers to the Funds (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trusts, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust’s Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

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Funds Management has engaged RCM and Wells Capital Management as investment sub-advisers for the Funds of the Trust listed below. For providing sub-advisory services, RCM and Wells Capital Management are entitled to receive fees as described below.

Fund	Sub-Adviser	Fee
Specialized Financial Services	Wells Capital Management	0-200M 0-200M >400M	0.25 0.20 0.15	% % %

Specialized Health Sciences	RCM	0-100M 100-500M >500M	0.95 0.65 0.60	% % %

Specialized Technology	RCM	0-50M 50-100M >100M	1.00 0.70 0.55	% % %

Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the year ended September 30, 2004:

Fund	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
Specialized Health Sciences	RCM	$286,020.53	$0

Specialized Technology	RCM	$635,804.20	$0

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee
	Prior to 8/1/04	Effective 8/1/04
Class A, Class B and Class C Shares	0.33%	0-4.99B 5-9.99B >9.99B	0.33 0.32 0.31	% % %
Class Z Shares	N/A	0-4.99B 5-9.99B >9.99B	0.50 0.49 0.48	% % %

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Administrative Fees Paid. For the fiscal year-ends shown in the table below, the Funds, except the Specialized Financial Services Fund, paid the following administrative fees, and the administrator waived the indicated fees:

Fund	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02
	Funds Mgmt	Funds Mgmt	Funds Mgmt/Wells Fargo
Specialized Health Sciences (Fund Level)	$16,979	$142,776	$54,106
Class A	$37,929	N/A	N/A
Class B	$50,376	N/A	N/A
Class C	$6,779	N/A	N/A
Institutional Class	N/A	N/A	N/A
Select Class	N/A	N/A	N/A

Specialized Technology (Fund Level)	$76,935	$396,790	$102,065
Class A	$320,573	N/A	N/A
Class B	$91,473	N/A	N/A
Class C	$18,787	N/A	N/A
Institutional Class	N/A	N/A	N/A
Select Class	N/A	N/A	N/A

Former SIFE Trust Fund. As discussed in the “Historical Fund Information” section, the Specialized Financial Services Fund was created as part of the reorganization of the SIFE Trust Fund, which occurred at the close of business on February 22, 2002. Prior to the reorganization, SIFE served as the administrator to the predecessor portfolio. Therefore, the table below shows the administrative fees paid by either the Fund or its predecessor portfolio. For the periods indicated below, the Fund paid the following administrative fees, and the respective administrator waived the indicated fees.

Fund	Year Ended 09/30/04 Funds Mgmt	Year Ended 09/30/03 Funds Mgmt	Nine-Month Period Ended 9/30/02 Funds Mgmt/SIFE
	Fees Paid	Fees Paid	Fees Paid
SIFE Specialized Financial Services (Fund level)	$267,213	$1,640,988	$733,005
Class A	$1,446,446	N/A	N/A
Class B	$44,214	N/A	N/A
Class C	$5,733	N/A	N/A
Institutional Class	N/A	N/A	N/A

Distributor

Stephens Inc. (“Stephens,” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds in the second quarter of 2005. The Funds that offer Class B and Class C shares have

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adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

For the fiscal year ended September 30, 2004, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution related expenses:

DISTRIBUTION FEES

Fund	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Specialized Financial Services
Class B	$118,431	$0	$0	$0	$0	$118,431
Class C	$15,357	$0	$0	$15,357	$0	$0

Specialized Health Sciences
Class B	$134,936	$0	$0	$0	$0	$120,355
Class C	$16,083	$0	$0	$12,708	$3,375	$0

Specialized Technology
Class B	$245,016	$0	$0	$0	$0	$245,016
Class C	$50,322	$0	$0	$6,618	$43,704	$0

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material

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amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these global services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C, and Class Z shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by

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such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of the Specialized Financial Services Fund and 0.07% of the average daily net assets of the Specialized Health Sciences Fund and Specialized Technology Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund complex wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for the Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis in the second quarter of 2005. For the periods listed below, the aggregate dollar amount

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of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens are as follows:

Year Ended 9/30/04		Year Ended 9/30/03*		Year Ended 9/30/02
Paid	Retained	Paid	Retained	Paid	Retained
$2,015,276	$340,635	$1,189,589	$235,808	$5,144,052	$292,472

*	Amounts include fees paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets,

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including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

The Specialized Health Sciences and Specialized Technology Funds use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the

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dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at

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1-800-222-8222 or log on at www.wellsfargo.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage equity fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Certain Former Fiduciary Accounts. Certain former fiduciary accounts that were previously invested in a Wells Fargo Advantage Fund may use the proceeds to of the redemption from such Fund to purchase Class A shares of any Wells Fargo Fund at NAV. Shareholders may be required to provide appropriate proof of eligibility for this sales charge reduction.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated broker-dealers. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most

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favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

The portfolio turnover rates for the Specialized Financial Services Fund varied significantly over the past two fiscal years. The Fund does not expect to maintain a high portfolio turnover rate under normal circumstances.

Brokerage Commissions. For the periods listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year-Ended 9/30/04	Year-Ended 9/30/03	Year-Ended 9/30/02
Specialized Financial Services		$4,934,241	$3,273,054
Specialized Health Sciences	$225,645	$144,266	$160,108
Specialized Technology	$1,578,886	$899,950	$766,088

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For the fiscal year ended September 30, 2004, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
RCM	$1,773,896	$897,313,251
Wells Capital Management*

*	Includes all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Master Trust.

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political

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subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and

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eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such

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share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of

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recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally

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includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

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Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only the International Equity Fund may qualify for and make the election; however, even if the International Equity Fund qualifies for the election for a year, it may not make the election for such year. The International Equity Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if the International Equity Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund’s shareholder if certain holding period requirements are met. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. The International Equity Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If the International Equity Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the International Equity Fund in their gross income and treat that amount as paid by them for the purpose of

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the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the

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shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

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If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

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•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the SEC’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a

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quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a

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seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Funds are three of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Funds’ fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the

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outstanding shares of such class the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of March     , 2005 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF MARCH     , 2005 [TO BE UPDATED]

Fund	Name and Address	Type of Ownership	Percentage of Class
Specialized Financial Services Fund
Class A
Class B
Class C

Specialized Health Sciences Fund
Class A
Class B
Class C

Specialized Technology Fund
Class A
Class B
Class C
Class Z

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

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Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds for the year ended September 30, 2004 are hereby incorporated by reference to the Funds’ Annual Report.

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WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

April 11, 2005

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE BALANCED FUND

WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE GROWTH BALANCED FUND

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

Class A, Class B, Class C, Administrator Class and Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about six funds in the Wells Fargo Advantage Funds Trust family of funds (each, a “Fund,” and collectively, the “Funds”) — the Wells Fargo Advantage Aggressive Allocation, Asset Allocation, Balanced, Conservative Allocation, Growth Balanced and Moderate Balanced. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.

Funds	Retail (A,B,C)	Administrator	Investor
Aggressive Allocation Fund		•
Asset Allocation Fund	•	•
Balanced Fund			•
Conservative Allocation Fund		•
Growth Balanced Fund	•	•
Moderate Balanced Fund	•	•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”), dated April 11, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, except the Balanced Fund which include the portfolios of investments and independent auditors’ report for the year ended September 30, 2004, are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

Effective as of the date of this SAI, the Institutional Class has been renamed the Administrator Class.

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds (the “Reorganization”). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

Except for the Balanced Fund, the Funds described in this SAI were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The Reorganization followed the merger of the advisers’ parent companies.

The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Fund
Aggressive Allocation Fund	Norwest Aggressive Balanced-Equity Fund
Asset Allocation Fund	Stagecoach Asset Allocation Fund Stagecoach Balanced Fund
Conservative Allocation Fund	Norwest Strategic Income Fund
Growth Balanced Fund	Norwest Growth Balanced Fund
Moderate Balanced Fund	Norwest Moderate Balanced Fund

The Aggressive Allocation Fund (formerly named the Strategic Growth Allocation Fund) commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Aggressive Balanced-Equity Fund commenced operations on December 2, 1997. The Fund changed its name from Aggressive Balanced-Equity Fund to Strategic Growth Allocation Fund effective February 1, 2002.

The Asset Allocation Fund commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset Allocation Fund, which is considered to be the surviving entity for accounting purposes, commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on November 13, 1986.

The Balanced Fund will not commence operations until the second quarter of 2005.

The Conservative Allocation Fund (formerly named the Strategic Income Fund) commenced operations on November 8, 1999, as successor to the Norwest Strategic Income Fund. The predecessor Norwest Strategic Income Fund commenced operations on April 30, 1989.

The Growth Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Growth Balanced Fund commenced operations on April 30, 1989.

The Moderate Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Moderate Balanced Fund commenced operations on April 30, 1989.

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INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that (iv) the Asset Allocation reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (v) the Asset Allocation Fund reserves the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the “SEC”) or its staff and as such term is interpreted by the SEC or its staff);

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder,

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provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

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General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Some of the Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios of Wells Fargo Master Trust (“Master Trust”). References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolios in which the gateway blended Fund invests. Not all of the Funds participate in all of the investment practices below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading “Mortgage-Related and Other Asset-Backed Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

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Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Below Investment-Grade Investments

Certain Funds may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits

5

of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with

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the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein the Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies,

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may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Floating- and Variable-Rate Obligations

Certain Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

Certain Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Certain Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control

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regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Certain Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Certain Funds may also invest in foreign securities through American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”), or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

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Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Interest-Rate Protection Transactions

To manage its exposure to different types of investments, the Funds may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate “caps,” “floors” and “collars.” In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

A Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank, N.A. (the “Custodian”), acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including

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foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” or “A-1—” by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Mortgage-Related Securities

Certain Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of a Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Collateralized Mortgage Obligations (“CMOs”). The Funds may also invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class

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bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that the Adviser’s assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

Other Asset-Backed Securities. The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation

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interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Fund’s policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the

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fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position.

In the view of the SEC, a short sale involves the creation of a senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

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Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Stripped Securities

Certain Funds may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”), and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities certain Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of

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companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s and S&P are more fully described in the Appendix.

U.S. Government Obligations

Certain Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

Each Fund may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the

16

security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation. The ratings of Moody’s and S&P are more fully described in the Appendix.

Additional Information about the S&P 500 Index

The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 118 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an

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indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

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Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000

INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = and over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Funds						Aggregate Dollar Range of Equity Securities of Fund Complex**
	Aggressive Allocation	Asset Allocation	Balanced*	Conservative Allocation	Growth Balanced	Moderate Balanced
Independent Trustees
Thomas S. Goho			0
Peter G. Gordon			0
Richard M. Leach			0
Timothy J. Penny			0
Donald C. Willeke			0

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Trustee	Dollar Range of Equity Securities in the Funds						Aggregate Dollar Range of Equity Securities of Fund Complex**
	Aggressive Allocation	Asset Allocation	Balanced*	Conservative Allocation	Growth Balanced	Moderate Balanced
Interested Trustees
Robert C. Brown			0
J. Tucker Morse			0

*	The Balanced Fund is expected to commence operations in the second quarter of 2005.

**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an “Adviser” and collectively, the “Advisers”), and a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the Board reviewed the fees that would be payable for the new funds a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreements, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

For the Funds, other than the Balanced Fund, the Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a “Peer Group,” a group of funds that was similar to the specific Fund, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees; (ii) net expense ratio; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of

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breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the Adviser’s background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers, many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers’ compliance procedures including the Advisers’ internal compliance policies relating to the respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered each sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees

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paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

Investment Adviser. Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; and (ii) gateway blended Funds that invest in two or more master portfolios and have both active and dormant advisory arrangements at the gateway level.

As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee
	Prior to 8/1/04	Effective 8/1/04
Asset Allocation	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

Balanced Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to stand-alone funds with a direct advisory relationship, the gateway blended Funds have entered into a “dormant” advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

Gateway Blended Funds	Advisory Fees (Maximum Asset Allocation Fees)	Master Level Dormant Advisory Fees*
Aggressive Allocation	0.25%	0.72%
Conservative Allocation	0.25%	0.52%
Growth Balanced	0.25%	0.65%
Moderate Balanced	0.25%	0.60%

*	Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

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Advisory Fees Paid. For the fiscal year-ends shown in the table below, the following Funds paid the following advisory fees, and the investment adviser waived the indicated fees:

Fund	Year Ended 9/30/04
	Fees Paid	Fees Waived
Aggressive Allocation Fund	$368,424	$29,219
Asset Allocation	$6,346,299	$2,210,868
Growth Balanced Fund	$4,307,414	$234,151
Moderate Balanced Fund	$1,263,813	$100,648
Strategic Income Fund	$793,957	$191,553

Fund	Year Ended 9/30/03		Year Ended 9/30/02
	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Aggressive Allocation Fund	$116,088	$137,270	$148,289	$78,147
Asset Allocation	$5,411,003	$3,237,067	$7,520,916	$3,811,215
Growth Balanced Fund	$1,451,156	$2,092,065	$1,606,663	$1,833,170
Moderate Balanced Fund	$543,827	$662,411	$563,078	$758,905
Conservative Allocation Fund	$314,685	$482,619	$147,018	$612,744

The Balanced Fund will not commence operations until the second quarter of 2005.

General. Each Fund’s Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Contract or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management”) to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trusts, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Funds’ assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the stand-alone Funds. Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust’s Board may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

For providing investment sub-advisory services to the stand-alone Funds, Wells Capital Management is entitled to receive monthly fees at the annual rate as described below:. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Sub-Adviser	Fee
Asset Allocation	Wells Capital Management	0-1B >1B	0.15 0.10	% %

Balanced	Wells Capital Management	0-1000M >1000M	0.25 0.20	% %

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Investment Sub-Advisers - Master Portfolios.

Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds. Funds Management has engaged Artisan Partners Limited Partnership (“Artisan”), Barclays Global Fund Advisors (“BGFA”), Cadence Capital Management (“Cadence”), Cooke & Bieler, L.P. (“C&B”), Galliard Capital Management, Inc. (“Galliard”), LSV Asset Management (“LSV”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group (“Smith”), Systematic Financial Management, L.P. (“Systematic”) and Wells Capital Management to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s and Master Trust’s Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the gateway blended Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust’s and Master Trust’s Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management, Galliard and Peregrine.

As compensation for sub-advisory services, Cadence, Galliard, Peregrine, Smith, Systematic and Wells Capital Management are each entitled to receive the following fees:

Master Portfolio	Sub-Adviser	Fees
C&B Large Cap Value	C&B	0-249M 250-499M 500-749M >750M	0.45 0.40 0.35 0.30	% % % %

Disciplined Growth	Smith	0-200M 200-500M >500M	0.30 0.20 0.15	% % %

Equity Income	Wells Capital Management	0-200M 200-400M >400M	0.25 0.20 0.15	% % %

Equity Value	Systematic	0-150M 150M-350M 350M-750M 750M-1 B >1 B	0.30 0.20 0.15 0.13 0.10	% % % % %

Index	Wells Capital Management	0-200M >200M	0.02 0.01	% %

International Core	New Star	0-250M 250M-1.25B >1.25B	0.35 0.28 0.20	% % %

International Growth	Artisan	All asset levels	0.70%

International Index	BGFA	All asset levels	0.30%

International Value	LSV	0-150M 150-500M 500-700M 750-1B >1B	0.35 0.40 0.35 0.325 0.30	% % % % %

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Master Portfolio	Sub-Adviser	Fees
Large Cap Appreciation	Cadence	0-250M 250-500M 500M-1B >1 B	0.30 0.20 0.15 0.10	% % % %

Large Company Growth	Peregrine	0-25M 25-50M 50-275M >275M	0.75 0.60 0.50 0.30	% % % %

Managed Fixed Income	Galliard	0-500M 500-1500M >1500M	0.10 0.05 0.03	% % %

Overseas	LSV	0-150M 150-500M 500-700M 750-1B >1B	0.35 0.40 0.35 0.325 0.30	% % % % %

Small Cap Index	Wells Capital Management	0-200M >200M	0.02 0.01	% %

Small Company Growth	Peregrine	0-50M 50-180M 180-340M 340-685M 685-735M >735M	0.90 0.75 0.65 0.50 0.52 0.55	% % % % % %

Small Company Value	Peregrine	0-175M >175M	0.50 0.75	% %

Stable Income	Galliard	0-500M 500-1500M >1500M	0.10 0.05 0.03	% % %

Strategic Value Bond	Galliard	0-500M 500-1500M >1500M	0.10 0.05 0.03	% % %

Tactical Maturity Bond	Peregrine	0-10M 10-25M 25-300M >300M	0.40 0.30 0.20 0.10	% % % %

For providing investment sub-advisory services, including asset allocation services, to the, Aggressive Allocation, Conservative Allocation Growth Balanced and Moderate Balanced Funds, WCM also is entitled to receive an annual fee of 0.05% of the average daily net assets of each of these Funds.

Similar to the “dormant” investment advisory arrangement with Funds Management, each gateway blended Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway blended Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund’s assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser.

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Unaffiliated Sub-Adviser. Prior to April 2002, BGFA served as the sub-advisor for the Asset Allocation Fund. For the periods indicated below, Funds Management/Wells Fargo Bank paid to BGFA, an unaffiliated sub-adviser, the following sub-advisory fees, without waivers:

Fund	Period ended 4/14/02	Year Ended 9/30/01
Asset Allocation	$1,064,606	$2,243,869

Administrator. The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee
	Prior to 8/1/04	Effective 8/1/04
Class A, Class B and Class C Shares	0.33%	0-4.99B 5-9.99B >9.99B	0.33 0.32 0.31	% % %

Administrator Class Shares	0.25%	0-4.99B 5-9.99B >9.99B	0.25 0.24 0.23	% % %

Investor Class Shares	N/A	0-4.99B 5B-9.99B > 9.99B	0.50 0.49 0.48	% % %

Administrative Fees Paid. For the fiscal year-ends shown in the table below, the Funds paid the following administrative fees:

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	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02
	Funds Mgmt	Funds Mgmt	Funds Mgmt
Fund
Aggressive Allocation (Fund Level)	$79,529	$231,162	$135,862
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	N/A	N/A	N/A
Institutional Class	$318,114	N/A	N/A

Asset Allocation (Fund Level)	$587,080	$4,352,654	$2,176,497
Class A	$2,438,967	N/A	N/A
Class B	$703,215	N/A	N/A
Class C	$81,192	N/A	N/A
Institutional Class	$45,912	N/A	N/A

Conservative Allocation (Fund Level)	$197,102	$780,813	$455,857
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	N/A	N/A	N/A
Institutional Class	$788,408	N/A	N/A

Growth Balanced (Fund Level)	$908,313	$3,414,310	$2,063,900
Class A	$148,461	N/A	N/A
Class B	$254,366	N/A	N/A
Class C	$75,014	N/A	N/A
Institutional Class	$3,291,938	N/A	N/A

Moderate Balanced (Fund Level)	$272,892	$1,201,095	$793,190
Class A	$2,471	N/A	N/A
Class B	$1,979	N/A	N/A
Class C	$773	N/A	N/A
Institutional Class	$1,087,838	N/A	N/A

The Balanced Fund will not commence operations unitl the second quarter of 2005.

Distributor. Stephens Inc. (“Stephens,” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor

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for the Funds in the second quarter of 2005. The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for such shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The table below shows the distribution-related expenses paid to Stephens by the following Funds for the fiscal year ended September 30, 2004.

Fund	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other*
Asset Allocation
Class B	$1,883,610					$1,883,610
Class C	$127,478			$61,410	$158,068
Growth Balanced
Class B	$681,338					$681,338
Class C	$200,928			$97,800	$103,128
Index Allocation
Class B	$90,182					$90,182
Class C	$177,961			$14,854	$163,107
Moderate Balanced
Class B	$5,302					$5,302
Class C	$2,070			$1,425	$645

*	Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the

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relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent. The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund, of 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not

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be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

Custodian. Wells Fargo Bank, N.A. (the “Custodian”), located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the gateway blended Funds. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of Master Trust.

Fund Accountant. PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund complex wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for the Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

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Underwriting Commissions. Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis in the second quarter of 2005. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. For the Funds’ past three fiscal years, the aggregate dollar amount of underwriting commissions paid to Stephens and the amounts retained by Stephens are as follows:

Year Ended 9/30/04		Year Ended 9/30/03		Year Ended 9/30/02
Paid	Retained	Paid	Retained	Paid	Retained
$1,025,521	$200,505	$532,935	$105,628	$2,112,646	$323,301

Code of Ethics.

The Fund Complex, the Adviser, and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser, and Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately

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reflect its current value such that a market quotation is not “readily available.” The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. Each Fund may also redeem shares involuntarily or make payment for

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redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In addition, each Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

The dealer reallowance for Class A shares is as follows:

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED	DEALER REALLOWANCE AS % OF PUBLIC OFFERING PRICE
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Advantage Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (“IRA”), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage equity or income fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

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Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Certain Former Fiduciary Accounts. Certain former fiduciary accounts that were previously invested in a Wells Fargo Advantage Fund may use the proceeds of the redemption from such Fund to purchase Class A shares of any Wells Fargo Advantage Fund at NAV. Shareholders may be required to provide appropriate proof of eligibility for this sales charge reduction.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, a Fund’s Sub-Adviser is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser’s trade execution procedures to ensure that such

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procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub -Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

Brokerage Commissions. For the fiscal years indicated below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02
Asset Allocation	$73,887	$39,025	$65,364

For the past three fiscal years ended September 30, the gateway blended Funds’ Sub-Advisers did not direct brokerage transactions to a broker for research services.

Securities of Regular Broker-Dealers. As of September 30, 2004, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

Fund	Broker-Dealer	Amount
Asset Allocation

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FUND EXPENSES

From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

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Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been

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liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

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If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by

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Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

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Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund

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shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

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Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax

44

treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

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•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is

46

required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

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E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Funds are six of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be

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obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below, as of March     , 2005, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF MARCH     , 2005 [TO BE UPDATED]

Fund	Name and Address	Type of Ownership	Percentage of Class
Aggressive Allocation Fund
Administrator Class
Asset Allocation Fund
Class A
Class B
Class C
Administrator Class
Balanced Fund
Investor Class
Conservative Allocation Fund
Administrator Class
Growth Balanced Fund
Class A
Class B
Class C
Administrator Class

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Fund	Name and Address	Type of Ownership	Percentage of Class
Moderate Balanced Fund
Class A
Class B
Class C
Administrator Class

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds, except the Balanced Fund, for the fiscal year ended September 30, 2004 are hereby incorporated by reference to the Funds’ Annual Report.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both

A-2

good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the

A-3

obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-4

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

Dated April 11, 2005

WELLS FARGO ADVANTAGE OUTLOOK TODAY FUND®

WELLS FARGO ADVANTAGE OUTLOOK 2010 FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2020 FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2030 FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2040 FUNDSM

Class A, Class B, Class C, Administrator Class and Institutional Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about five funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund offers Class A, Class B, Class C, Administrator Class and Institutional Class shares. This SAI relates to all such classes of shares.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”) dated April 11, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors’ report for the year ended February 28, 2005, are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

Effective as of the date of this SAI, the Institutional Class has been renamed the Administrator Class and the Select Class has been renamed the Institutional Class.

HISTORICAL FUND INFORMATION

The Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex following the merger of the advisers’ parent companies. On March 25, 1999, the Board of Trustees of Stagecoach Trust and the Board of Trustees of the Trust (the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Stagecoach Trust portfolios to the Funds (the “Reorganization”). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

Effective May 1, 2001, the name of each Fund was changed as follows:

Prior Name	Name Effective May 1, 2001
LifePath Opportunity Fund	Wells Fargo Outlook Today Fund
LifePath 2010 Fund	Wells Fargo Outlook 2010 Fund
LifePath 2020 Fund	Wells Fargo Outlook 2020 Fund
LifePath 2030 Fund	Wells Fargo Outlook 2030 Fund
LifePath 2040 Fund	Wells Fargo Outlook 2040 Fund

Effective June 23, 2001, each Fund withdrew its investment from its respective Barclays Global Fund Advisors (“BGFA”)-advised master portfolio, and converted into a stand-alone Fund investing directly in a portfolio of securities. At that time, BGFA became the direct investment adviser to each stand-alone Fund pursuant to an interim advisory agreement, and was entitled to receive fees at the same annual rates as were applicable under the advisory contract with each BGFA-advised Master Portfolio. At the special meetings of shareholders held on October 19, 2001, shareholders approved new investment advisory and sub-advisory arrangements, with Wells Fargo Funds Management, LLC (“Funds Management”) as adviser and BGFA as sub-adviser.

The Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds commenced operations on November 8, 1999, as successors to the LifePath Funds of Stagecoach Trust. The predecessor Stagecoach Trust LifePath Funds offered Class A, Class B, and Class C shares. The Class B shares of the LifePath Opportunity Fund commenced operations on August 1, 1998, and the Class C shares of the LifePath 2040 Fund commenced operations on July 1, 1998. The Class B shares of all other LifePath Funds commenced operations on March 1, 1997. The Class C shares of all other LifePath Funds commenced operations on December 1, 1998. The Administrator Class shares commenced operations on November 8, 1999 and the Institutional Class shares commenced operations on June 30, 2004. Prior to June 24, 1998, the LifePath Opportunity Fund of Stagecoach Trust was named the LifePath 2000 Fund.

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Asset Allocation Strategy — Investment Models

The Funds seek to provide investors with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The Funds invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Fund, except the Outlook Today Fund, is managed for investors planning to retire or to begin to withdraw substantial portions of their investment approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the Outlook 2010 Fund plan to retire, or begin to withdraw substantial portions of their investment, in the year 2010). The Outlook Today Fund is managed for investors who are retired, or are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

To manage the Funds, BGFA employs a proprietary investment model (the “Model”) that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Funds invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance. The Model, which is continually refined and enhanced, evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each Outlook Fund as time passes. The Funds may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time.

The Model has broad latitude to allocate the Funds’ investments among a wide range of asset classes, including, among others, equity securities, debt securities and money market instruments. The Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a Fund attains an asset level of approximately $100 to $150 million, the Model will allocate assets across fewer of the investment categories than it otherwise would. As a Fund approaches this minimum asset level, the Model will add investment categories, thereby approaching the desired investment mix over time. The portfolio of investments of each Fund is compared from time to time to the Model’s recommended allocation. Recommended reallocations are implemented subject to BGFA’s assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective Fund’s investment performance. BGFA manages other portfolios that also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of the Funds. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various portfolios, timing differences in the implementation of the Model’s recommendations and differences in expenses and liquidity requirements. The overall management of each Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA’s investment committee.

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INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

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(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies which may be changed by the Board of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) (i) for bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

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(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading “Mortgage-Related Securities.”

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Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on all amounts realized on the sale of such securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

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Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Convertible Securities

The Funds may invest in convertible securities that provide current income and are issued by companies that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund’s net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or unrated but determined by the adviser to be of comparable quality.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider

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may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s and “BBB” by S&P and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated “BBB” by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment grade, such

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Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations, such as demand notes, and bonds and certificates of participation in such obligations. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. No Fund will invest more than 15% of the value of its net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, if an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Foreign Obligations and Securities

The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds invest in securities of foreign issuers through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) of such issuers. ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a U.S. or non-U.S. banking

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institution, that evidence ownership of underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Fund may invest in ADRs, EDRs, CDRs and GDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governments, their political subdivisions, agencies or instrumentalities that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Foreign Currency Transactions. The Funds may enter into foreign currency exchange contracts (“forward contracts”) to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the

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interbank market conducted between currency traders (usually large commercial banks) and their customers. Foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of

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adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin”, to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

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Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of its commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as

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the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending

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agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank, N.A. (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” or “A-1—” by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Prepayment and Extension Risk. The stated durations of mortgage-related securities may be shortened by unscheduled prepayments on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average duration of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other

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fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Collateralized Mortgage Obligations (“CMOs”) and Adjustable Rate Mortgages (“ARMs”). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of a Funds’ shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

The Funds will not invest in CMOs that, at the time of purchase, are “high-risk mortgage securities” as defined in the then current Federal Financial Institutions Examination Council

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Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, generally up to the limits prescribed by Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund’s investment in such securities currently is generally limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s net assets with respect to any one investment company and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

Pass-Through Obligations

The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction

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may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds’ disposition of the security may be delayed or limited.

The Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”). If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Funds and their shareholders.

Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

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Short-Term Corporate Debt Instruments

The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least “Aa” by Moody’s or “AA” by S&P.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectuses and in this SAI. The ratings of Moody’s and S&P are more fully described in the attached Appendix.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Warrants

The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations (“NRSROs”)

The ratings of Moody’s, S&P, and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers. The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 118 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

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In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a

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combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000
INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Funds					Aggregate Dollar Range of Equity Securities of Fund Complex*
	Outlook Today	Outlook 2010	Outlook 2020	Outlook 2030	Outlook 2040
INDEPENDENT TRUSTEES
Thomas S. Goho	B	B	0	0	0	D
Peter G. Gordon	0	0	0	0	0	B
Richard M. Leach	0	0	0	0	0	0
Timothy J. Penny	0	0	0	0	0	C
Donald C. Willeke	0	0	0	0	0	D
INTERESTED TRUSTEES
Robert C. Brown	0	0	0	0	0	D
J. Tucker Morse	0	0	0	0	0	D

*	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At

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least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a “Peer Group,” a group of funds that was similar to the specific Fund, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the Adviser’s background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment Adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers’ internal compliance policies relating to the respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other

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regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which the sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which the sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

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Investment Adviser. Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser. Prior to August 1, 2004, Funds Management was entitled to receive as compensation for its advisory services a monthly fee at the annual rate of 0.70% of each Fund’s average daily net assets. Effective August 1, 2004, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee
Outlook Today Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

Outlook 2010 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

Outlook 2020 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

Outlook 2030 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

Outlook 2040 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

Advisory Fees Paid. For the fiscal year-ends shown in the table below, the Funds paid the following advisory fees, and the investment adviser waived or reimbursed the indicated fees:

Fund	Funds Mgmt. (3/01/04 - 2/28/05)
	Fees Paid	Fees Waived/ Reimbursed
Outlook Today Fund
Outlook 2010 Fund
Outlook 2020 Fund
Outlook 2030 Fund
Outlook 2040 Fund

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Fund	Funds Mgmt. (3/01/03 - 2/29/04)		Funds Mgmt. (3/01/02 - 2/28/03)
	Fees Paid	Fees Waived/ Reimbursed	Fees Paid	Fees Waived/ Reimbursed
Outlook Today Fund	$472,881	$83,893	$253,741	$243,930
Outlook 2010 Fund	$1,104,629	$115,451	$857,441	$277,545
Outlook 2020 Fund	$1,755,631	$138,391	$1,487,175	$305,148
Outlook 2030 Fund	$1,021,636	$108,409	$680,214	$332,187
Outlook 2040 Fund	$1,337,570	$169,251	$1,075,896	$532,939

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser. BGFA, a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for each of the Funds. BGFA makes recommendations regarding the investment and reinvestment of the Funds’ assets pursuant to an asset allocation model, furnishes to Funds Management periodic reports on the investment activity and performance of the Funds, and furnishes such additional reports and information as Funds Management and the Trust’s Trustees and Officers may reasonably request. As compensation for its sub-advisory services, BGFA is entitled to receive monthly fees at the annual rate of 0.25% on the first $100 million, 0.20% on the next $100 million, and 0.15% on all amounts in excess of $200 million.

Unaffiliated Sub-advisers. For the fiscal year-ends indicated below, the Funds paid to BGFA, an unaffiliated sub-adviser, the following sub-advisory fees:

Fund	Year Ended 2/28/05
	Fees Paid	Fees Waived/ Reimbursed
Outlook Today Fund		$0
Outlook 2010 Fund		$0
Outlook 2020 Fund		$0
Outlook 2030 Fund		$0
Outlook 2040 Fund		$0

Fund	Year Ended 2/29/04		Year Ended 2/28/03
	Fees Paid	Fees Waived/ Reimbursed	Fees Paid	Fees Waived/ Reimbursed
Outlook Today Fund	$199,294	$0	$177,739	$0
Outlook 2010 Fund	$399,501	$0	$374,282	$0
Outlook 2020 Fund	$557,128	$0	$534,069	$0
Outlook 2030 Fund	$373,710	$0	$340,097	$0
Outlook 2040 Fund	$473,246	$0	$494,355	$0

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Administrator. The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee
	Prior to 8/1/04	Effective 8/1/04
Class A, Class B, and Class C Shares	0.33%	0-4.99B 5-9.99B >9.99B	0.33 0.32 0.31	% % %
Administrator Class Shares	0.25%	0-4.99B 5-9.99B >9.99B	0.25 0.24 0.23	% % %
Institutional Class Shares	0.15%	0-4.99B 5-9.99B >9.99B	0.15 0.14 0.13	% % %

Administrative Fees Paid. For the fiscal year-ends indicated below, the Funds paid Funds Management the following administrative fees:

Fund	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03
Outlook Today Fund		$253,952	$106,644
Outlook 2010 Fund		$531,499	$243,211
Outlook 2020 Fund		$807,885	$384,069
Outlook 2030 Fund		$497,693	$216,943
Outlook 2040 Fund		$684,269	$344,750

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Distributor. Stephens, Inc. (“Stephens” or “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds’ shares. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds in the second quarter of 2005.

The Funds have adopted a distribution plan (“Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares pay Stephens an annual fee of 0.75% paid monthly based on the average daily net assets attributable to the Fund, as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by these Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

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For the fiscal year ended February 28, 2005, the Funds paid the Distributor, pursuant to the Plan, the following fees for distribution-related expenses:

Fund	Total	Printing & Mailing Prospectuses	Advertising	Compensation to Underwriters	Compensation to Br/Dlrs.	Other (B Shr. Fin.)
Outlook Today
Class B		N/A	N/A
Class C		N/A	N/A

Outlook 2010
Class B		N/A	N/A
Class C		N/A	N/A

Outlook 2020
Class B		N/A	N/A
Class C		N/A	N/A

Outlook 2030
Class B		N/A	N/A
Class C		N/A	N/A

Outlook 2040
Class B		N/A	N/A
Class C		N/A	N/A

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have indirect financial interests in the operation of the Plans. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells

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Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling agents may receive significant additional payments directly from the Adviser, Administrator, or Distributor in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent. The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

For providing these services, a Shareholder Servicing Agent is entitled to a fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C, and Administrator Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material

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amendment to the Shareholder Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian. Wells Fargo Bank N.A. (the “Custodian”), located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive 0.02% of the average daily net assets of each Fund.

Fund Accountant. PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund complex wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for the Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions. Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis in the second quarter of 2005. Stephens previously served as the principal underwriter distributing securities of the Funds on a

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continuous basis. For the Funds’ past three fiscal years, the aggregate dollar amount of underwriting commissions paid and retained by Stephens are as follows:

Year Ended 2/29/05		Year Ended 2/28/04		Year Ended 2/28/03
Paid	Retained	Paid	Retained	Paid	Retained
		$505,439	$83,975	$211,677	$35,583

Code of Ethics. The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Adviser are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of the Funds is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these

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general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

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Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and, under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by the SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A shares is as follows:

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED	DEALER REALLOWANCE AS % OF PUBLIC OFFERING PRICE
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of the original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. Class A, Class B, Class C shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of the class of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemption proceeds may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect

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that in the future, Internet account access will be available for institutional clients of the Wells Fargo Advantage Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No contingent deferred sales charge is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of Boston Financial Data Services, Inc., transfer agent for the Trust, may purchase Class A shares at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Sub-Adviser is responsible for each Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to

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any broker-dealers including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be

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performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds. BGFA does not engage in directed brokerage practices.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may increase a Fund’s obligations to make distributions. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

Brokerage Commissions. For the last three fiscal years, the Funds paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	FYE 2/28/05	FYE 2/29/04	FYE 2/28/03
Outlook Today		$8,965.55	$14,546.79
Outlook 2010		$29,599.36	$63,464.45
Outlook 2020		$41,988.73	$81,710.69
Outlook 2030		$37,009.03	$48,840.86
Outlook 2040		$41,133.72	$85,069.14

Affiliated Brokers. For the fiscal years 2003, 2004, [and 2005] the Funds did not effect securities transactions through an affiliated broker.

Securities of Regular Broker-Dealers. As of February 28, 2005, the Funds held securities of their regular broker-dealers as indicated in the amounts shown below:

Fund	Broker/Dealer	Amount
Outlook Today

Banc of America Securities LLC

Morgan (J.P.) Securities Inc.

Goldman Sachs & Co.

Deutsche Bank Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Credit Suisse First Boston Corp

Lehman Brothers Inc.

Bear Stearns & Co. Inc.

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Fund	Broker/Dealer	Amount
Outlook 2010

Banc of America Securities LLC

Morgan (J.P.) Securities Inc.

Goldman Sachs & Co.

Merrill Synch, Pierce, Fenner & Smith Inc.

Deutsche Bank Securities Inc.

Lehman Brothers Inc.

Credit Suisse First Boston Corp.

Bear, Stearns & Co. Inc.

Outlook 2020

Banc of America Securities LLC

Morgan (J.P.) Securities Inc.

Goldman Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Deutsche Bank Securities Inc.

Credit Suisse First Boston Corp

Lehman Brothers Inc.

Bear, Stearns & Co. Inc.

Outlook 2030

Banc of America Securities LLC

Morgan (J.P.) Securities Inc.

Goldman Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Deutsche Bank Securities Inc.

Credit Suisse First Boston Corp

Lehman Brothers Inc.

Bear, Stearns & Co. Inc.

Outlook 2040

Banc of America Securities LLC

Morgan (J.P.) Securities Inc.

Goldman Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Deutsche Bank Securities Inc.

Credit Suisse First Boston Corp

Lehman Brothers Inc.

Bear, Stearns & Co. Inc.

FUND EXPENSES

From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees, advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a

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Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to

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regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year,

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the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. All of the above capital loss carry-forward information for the year ended February 28, 2005 is presented in the Annual Report.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

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If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income

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(computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount

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is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be

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taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

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Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of a Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are

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set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund

49

to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they

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support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

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In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds

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is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

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E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Funds are five of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the

54

shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

As used in the Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below, as of March    , 2005, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF MARCH     , 2005 [TO BE UPDATED]

Fund	Name and Address	Type of Ownership	Percentage of Class
OUTLOOK TODAY FUND
Class A
Class B
Class C
Administrator Class
Institutional Class*

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Fund	Name and Address	Type of Ownership	Percentage of Class
OUTLOOK 2010 FUND
Class A
Class B
Class C
Administrator Class
Institutional Class*

OUTLOOK 2020 FUND
Class A
Class B
Class C
Administrator Class
Select Class*

OUTLOOK 2030 FUND
Class A
Class B
Class C
Administrator Class
Institutional Class*

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Fund	Name and Address	Type of Ownership	Percentage of Class
OUTLOOK 2040 FUND
Class A
Class B
Class C
Adminsitrator Class
Institutional Class*

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

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FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds’ fiscal year ended February 28, 2005, are hereby incorporated by reference to the Funds’ Annual Report.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

A-2

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-3

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-4

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

April 11, 2005

WELLS FARGO ADVANTAGE LIFE STAGE SERIES – AGGRESSIVE PORTFOLIO

WELLS FARGO ADVANTAGE LIFE STAGE SERIES – MODERATE PORTFOLIO

WELLS FARGO ADVANTAGE LIFE STAGE SERIES – CONSERVATIVE PORTFOLIO

Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about three portfolios in the Trust’s family of funds — the Wells Fargo Advantage Aggressive Portfolio, Moderate Portfolio and Conservative Portfolio (each a “Portfolio” and collectively the “Portfolios”). Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Portfolio offers Investor Class shares. The Portfolios will not be available for investment until the second quarter of 2005.

This SAI is not a prospectus and should be read in conjunction with the Portfolios’ Prospectus (“Prospectuses”) dated April 11, 2005. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The Prospectus may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

INVESTMENT POLICIES

Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated open-ended management investment companies or series (the “Underlying Funds”). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds.

Information concerning each Portfolio’s investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios’ investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus.

Fundamental Investment Policies

Each Portfolio has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

The Portfolios may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s investments in: (i) securities issued or guaranteed by the U.S. Government its agencies or instrumentalities; (ii) repurchase agreements; or (iii) securities of other investment companies;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any one issuer, provided that this restriction does not limit a Portfolio’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting;

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(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Portfolio has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Portfolio’s shareholders.

(1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Portfolio that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Portfolio may not invest or hold more than 15% of the Portfolio’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Portfolio may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) for other purposes if, as a result, no more than 5% of the Portfolio’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

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(6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

General

Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Portfolios. Not all of the Portfolios participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets.

Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term “Portfolios” shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio.

Asset-Backed Securities

Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which a Portfolio invests may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Portfolio experiencing difficulty in valuing or liquidating such securities. The Portfolios may also invest in securities backed by pools of mortgages. These investments are described under the heading “Mortgage-Related Securities.”

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Bank Obligations

The Portfolios may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

The Portfolios may invest in bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

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Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

Commercial Paper

The Portfolios may invest in commercial paper (including variable amount master demand notes, see “Floating and Variable Rate Obligations,” below), which refers to short-term, unsecured promissory notes issued by corporations, financial institutions, and similar instruments issued by government agencies and instrumentalities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Portfolios may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While a Portfolio uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Derivative Securities

The Portfolios may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative

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change in two or more references. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Portfolio’s investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

Dollar Roll Transactions

The Portfolios may enter into “dollar roll” transactions wherein the Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. The Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Portfolio’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and

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circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Portfolios may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Portfolio may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The adviser, on behalf of each Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolio’s investment portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Portfolio may purchase include certificates of participation in such instruments.

Foreign Government Securities

The Portfolios may make investments in foreign government securities. Foreign government securities investments include the securities of “supranational” organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio’s investment objective.

Foreign Obligations and Securities

The Portfolios may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Portfolio’s value more sensitive to economic, currency and regulatory changes within that country.

Each Portfolio may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition,

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with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Investment income on and sales proceeds payable on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject. The Portfolios may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Portfolios may enter into forward currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Portfolios from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and is privately traded by currency traders and their customers. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Portfolios may also invest in foreign securities through American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Portfolio’s commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

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Futures Contracts and Options

A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as “derivatives,” which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

A Portfolio’s use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio’s ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Future Developments. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio’s investment objective and legally permissible for each such Portfolio.

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Guaranteed Investment Contracts

The Portfolios may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield/Lower-Rated Debt Securities

The Portfolios may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Portfolio’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value (“NAV”); and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

The Portfolios may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price.

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Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. Each Portfolio may not invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities

Each Portfolio may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank, N.A. (“Custodian”) acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios’ investment adviser. Pursuant to an exemptive order granted by the SEC, the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

The Portfolios may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Portfolio.

Collateralized Mortgage Obligations (“CMOs”). The Portfolio may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association

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(“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Portfolio may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while-e FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Portfolio may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. The Portfolio also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Portfolio’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

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Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Portfolio’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolio or if the Portfolio sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds

The Portfolios may invest in municipal bonds. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, the Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of a Portfolio’s investment portfolio. In such an event, the Portfolio would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the municipal obligations held by the Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes. The Portfolio may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

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RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Other Investment Companies

The principal investment strategy of each Portfolio is to invest in shares of other affiliated open-end management investment companies (as defined previously, the “Underlying Funds”), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.

Pursuant to exemptive relief, the Portfolios are generally permitted to purchase shares of affiliated mutual funds without regard to the restrictions established under section 12(d)(1) of the 1940 Act. Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

iShares. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

Each Portfolio may purchase participation interests in loans or instruments in which the Portfolio may invest directly that are owned by banks or other institutions. A participation interest gives a Portfolio an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Portfolios may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A Securities that are “illiquid” are subject to the Portfolios’ policy of not investing or holding more than 15% of their net assets in illiquid securities. The adviser will evaluate the

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liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Portfolios’ disposition of the security may be delayed or limited.

A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements (an agreement under which a Portfolio sells its securities and agrees to repurchase them at an agreed-upon date and price). At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities.

Short Sales

The Portfolios may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”). If a Portfolio makes a short sale “against the box,” the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in a Portfolio’s long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Portfolios and their shareholders.

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Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Stripped Securities

The Portfolios may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBs”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities that the Portfolio may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Portfolio are not subject to prepayment or extension risk. SMBs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBs that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBs that receive principal only. The Portfolio may only purchase principal-only SMBs.

The Portfolios may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

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Swap Agreements

To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio’s performance. Swap agreements involve risks depending upon the counterparties’ creditworthiness and ability to perform as well as the Portfolio’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Portfolios intend to use these agreements as a hedge and not as a speculative investment.

Unrated Investments

The Portfolios may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Portfolio. After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

U.S. Government Obligations

The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FannieMae notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Portfolios may invest in warrants. A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during the specified period of time. The price of

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warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of a speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Zero Coupon Bonds

The Portfolios may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s Investors Services (“Moody’s”), Standard & Poor’s and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation. See the Appendix regarding the ratings systems of Moody’s and S&P.

MANAGEMENT

The following information supplements and should be read in conjunction with the similar information found in the Prospectus.

Trustees and Officers

The Board supervises each Portfolio’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 118 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex”). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

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In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998;	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

(Lead Trustee, since 2001).

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.

INTRESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Portfolios’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The

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Nominating and Governance Committee meets only as necessary. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000

INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below

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shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Portfolios* and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Portfolios*			Aggregate Dollar Range of Equity Securities of Fund Complex**
	Aggressive Portfolio	Moderate Portfolio	Conservative Portfolio
INDEPENDENT TRUSTEES

Thomas S. Goho	0	0	0	D
Peter G. Gordon	0	0	0	B
Richard M. Leach	0	0	0	0
Timothy J. Penny	0	0	0	C
Donald C. Willeke	0	0	0	B

INTERESTED TRUSTEES

Robert C. Brown	0	0	0	D
J. Tucker Morse	0	0	0	D

*	These Portfolios are expected to commence operations in the second quarter of 2005.

**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Portfolios. At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser. At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser (the “Adviser”), and a description of the quality and nature of the services provided by the Adviser.

Before approving an Advisory Agreement with the Adviser, at its regular meeting, called in part for this purpose, on August 10, 2004, the board reviewed fees that would be payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Portfolios and the Adviser and its affiliates. The Board also analyzed each Portfolio’s contractual fees, including investment advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

The Board then analyzed the Adviser’s background and services that it would provide to the Portfolios. For example, the Board reviewed and discussed the investment philosophy and experience of the Adviser. The Board discussed the fact that the Adviser has established an investment program for each Portfolio and would make the day-to-day investment decisions for the Portfolios. The Board recognized that the responsibilities of the Adviser include monitoring Portfolio compliance with federal securities laws and regulations. The Board reviewed the Adviser’s compliance procedures including its internal compliance

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policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Portfolios’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Portfolios with SEC and other regulatory requirements, maintenance of books and records of the Portfolios and recordkeeping systems of the Adviser, and other activities and clients of the Adviser. The Board also considered the background and experience of the senior management of the Adviser, and the level of attention expected to be given to the Portfolios by such persons. In evaluating the Adviser, the Board recognized that it has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors. For example, the Board considered the Adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board reviewed the Adviser’s procedures for selecting brokers to execute portfolio transactions for the Portfolios. More specifically, the Board reviewed the factors that the Adviser will consider prior to selecting a broker to execute portfolio transactions. One such factor is the Adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Portfolio brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Portfolios’ investment portfolios. Finally, the Board reviewed the Adviser’s method for allocating portfolio opportunities among the Portfolios and other advisory clients.

Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by the Adviser; (ii) the scope of the Adviser’s background and experience; (iii) an analysis of advisory fees expected to be paid by the Portfolios, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Portfolios. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios. Funds Management will not receive any fees for its provision of investment advisory services to the Portfolios.

General. Each Portfolio’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Portfolio’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Fees from Underlying Funds

The Portfolios’ shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, including shareholder servicing fees and Rule 12b-1 distribution fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios’ distributor for providing services to the Portfolios’ shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, its affiliates and Stephens, Inc, as distributor for the Portfolios, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees from the Underlying Funds and Wells Fargo Bank MN may

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receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management, and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Portfolios’ operations, including communication, coordination and supervision services with regard to the Portfolios’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Portfolios’ fees and expenses for services provided by the Portfolios’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios’ fees and expenses for services provided by the Portfolios’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee, at the rates indicated below, of each Portfolio’s average daily net assets:

Asset Range	Total Admin Fee
0-4.99B 5B-9.99B >9.99B	0.50% 0.49% 0.48%

Distributor

Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas, currently serves as distributor for the Portfolios. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Portfolios in the second quarter of 2005.

Shareholder Servicing Agent

The Portfolios have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management), as agents for their customers, agree to perform administrative services with respect to Portfolio shares, including aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Portfolio of 0.25% of the average daily net assets of the Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Portfolio shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

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General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by the Trustees, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds (the “Non-Interested Trustees”). Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio, and pays all expenses of each Portfolio. For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Portfolio.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios).

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Portfolios on a continuous basis once they commence operations in the second quarter of 2005.

Code of Ethics

The Fund Complex and the Adviser each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For

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purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Mutual Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex and the Adviser are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Portfolio is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolios’ shares.

Each Portfolio’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio’s assets that are invested in other mutual funds, the Portfolio’s NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the

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relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolios may be purchased on any day a Portfolio is open for business. Each Portfolio is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Portfolio that are received before such Portfolio’s NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Portfolio’s NAV calculation time generally are processed at such Portfolio’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Portfolios. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Portfolios reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board, the Portfolios’

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Adviser is responsible for each Portfolio’s investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolio’s securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

In placing orders for portfolio securities of a Portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Portfolio’s investment portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Adviser. In selecting a broker-dealer under these circumstances, the Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses

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and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the advisory contracts, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Adviser places securities transactions for a Portfolio may be used by the Adviser in servicing its other accounts, and not all of these services may be used by the Adviser in connection with advising the Portfolios.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Portfolio’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Portfolio’s shareholders. Portfolio turnover rate is not a limiting factor when the adviser deems portfolio changes appropriate.

PORTFOLIO EXPENSES

From time to time, Funds Management may waive fees from the Portfolios in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Portfolio’s shares; pricing services, and any extraordinary expenses. Expenses attributable to the Portfolios are charged against a Portfolio’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information should be read in conjunction with the similar information contained in the Prospectus. This section of the SAI provides additional information concerning federal income taxes. It

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is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as: insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Portfolio as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of a Portfolio’s shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Portfolio, rather than to the Trust as a whole. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Portfolio’s principal business of investing in stock or securities. Each Portfolio must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Portfolio controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

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In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Portfolio generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income taxation.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Portfolio would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Portfolio’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute such capital gains. The Portfolios cannot carry back or carry forward any net operating losses. As of the date of this SAI, the Funds had not yet commenced operations and, consequently, have no capital loss carry-forwards. If the Reorganization described in the Prospectus occurs, a Fund will accede to the capital loss carry-forwards and net unrealized losses of its corresponding Acquired Fund as of the Closing Date.

Equalization Accounting. Under the Code, the Portfolios may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Portfolio’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio’s total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios, and thus the use of this method may be subject to IRS scrutiny.

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Excise Tax. A 4% nondeductible excise tax will be imposed on each Portfolio’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax.

Investment through Underlying Funds and Master Portfolios. The Portfolios seek to continue to qualify as regulated investment companies by investing substantially all of their assets through the Underlying Funds. Each Underlying Fund intends to continue to qualify as a regulated investment company under the Code as well.

The Portfolios may seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master will be treated as a non-publicly traded partnership (or, in the event that a Portfolio is the sole investor in the corresponding master portfolio, as disregarded from the Portfolio) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master or master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Portfolio, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Portfolio) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Underlying Fund Investments. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

If an Underlying Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from

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borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed “Section 1256 contracts.” An Underlying Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any

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interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if an Underlying Fund had not engaged in such transactions.

If an Underlying Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Underlying Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Underlying Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such

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transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Funds may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Funds without corresponding current cash receipts. Although the Underlying Funds seek to avoid significant noncash income, such noncash income could be recognized by the Underlying Funds, in which case the Underlying Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Portfolio’s earnings and profits, described above, are determined at the end of the Portfolio’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Portfolio’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Portfolio, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Portfolio’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Portfolio shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Portfolio as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares. Each Portfolio will designate capital gains distributions, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. Government, if the Portfolio meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Portfolio shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Portfolio, explained further below, may be required to treat a loss on the sale or exchange of Portfolio shares as a long-term capital loss.

If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different regulated investment company, the sales charge previously incurred in acquiring the Portfolio’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as

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having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Portfolio on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Portfolio will be eligible to file an annual election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Portfolios expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Portfolio sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Portfolio’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Portfolio shares. If less than 95% of the Portfolio’s income is attributable to qualified dividend income, then only the portion of the Portfolio’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Portfolio will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to certain domestic and foreign corporations and certain holding period requirements are met. (Only dividends from direct investments from an Underlying Fund will qualify. Payments attributable to securities lending, repurchase and other derivative transactions generally will not.) Furthermore, an individual Portfolio shareholder can only treat a Portfolio distribution designated as qualified dividend income as such if he or she as held the Portfolio shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Portfolio’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

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Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Portfolio that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Portfolios may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolios shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Portfolio shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Portfolio holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Portfolio becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Portfolio and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Portfolio obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Portfolio to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Portfolio shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or

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are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.

American Jobs Creation Act of 2004. On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders. Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership. Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder. Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business. Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United

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States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts”) and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

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•	Mergers/Acquisitions and Corporate Restructurings – Funds’ Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolios’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full

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holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information;

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(iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Portfolios are three of the portfolios in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Portfolio’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory contract, since it affects only one Portfolio, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the

42

Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of March     , 2005 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF MARCH , 2005 [TO BE UPDATED]

Fund	Name and Address	Type of Ownership	Percentage of Class
Aggressive Portfolio
Investor Class	Stephens Inc 111 Center Street, Suite 130 Little Rock, AK 72201	Record	100%
Moderate Portfolio
Investor Class	Stephens Inc 111 Center Street, Suite 130 Little Rock, AK 72201	Record	100%
Conservative Portfolio
Investor Class	Stephens Inc 111 Center Street, Suite 130 Little Rock, AK 72201	Record	100%

*	The Portfolios will commence operations in the second quarter of 2005.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Portfolio), or is identified as the holder of record of more than 25% of a class (or Portfolio) and has voting and/or investment powers, it may be presumed to control such class (or Portfolio).

OTHER

The Trust’s Registration Statement, including the Prospectus and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolios’ Prospectus.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

Because the Portfolios will not commence operations until the second quarter of 2005, financial information is not available for the Portfolios.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

A-1

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

A-2

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-3

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

Dated April 11, 2005

WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION

PORTFOLIO

WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO

WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO

WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about six funds in the Trust’s family of funds (each a “Portfolio” and collectively the “Portfolios”) — the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo WealthBuilder Equity Portfolio, Wells Fargo WealthBuilder Growth Allocation Portfolio, Wells Fargo WealthBuilder Growth Balanced Portfolio, Wells Fargo WealthBuilder Moderate Balanced Portfolio and Wells Fargo WealthBuilder Tactical Equity Portfolio. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolios offer a single class of shares.

This SAI is not a prospectus and should be read in conjunction with the Portfolios’ Prospectus, dated April 11, 2005. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Portfolios, except for the Wells Fargo WealthBuilder Conservative Allocation Portfolio, Wells Fargo WealthBuilder Growth Allocation Portfolio and Wells Fargo WealthBuilder Moderate Balanced Portfolio, which include the portfolios of investments and independent auditors’ report for the year ended May 31, 2004 and the unaudited financial statements for all of the Funds for the semi-annual period ended November 30, 2004, are hereby incorporated by reference to the Annual Report and Semi-Annual Report, respectively. The Prospectus, Annual Report and Semi-Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

HISTORICAL PORTFOLIO INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (the “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest portfolios to the Portfolios (the “Reorganization”). Prior to November 5, 1999, the effective date of the consolidation of the Portfolios and the predecessor Norwest portfolios, the Portfolios had only nominal assets.

The Portfolios described in this SAI, except for the Wells Fargo Advantage WealthBuilder Conservative Allocation, the Wells Fargo WealthBuilder Growth Allocation and Wells Fargo WealthBuilder Moderate Balanced Portfolios, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The Reorganization followed the merger of the advisers’ parent companies.

The chart below indicates the predecessor Norwest portfolios that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Portfolios	Predecessor Portfolios
Wells Fargo WealthBuilder Equity Portfolio	Norwest WealthBuilder II Growth and Income Portfolio
Wells Fargo WealthBuilder Growth Balanced Portfolio	Norwest WealthBuilder II Growth Balanced Portfolio
Wells Fargo WealthBuilder Tactical Equity Portfolio	Norwest WealthBuilder II Growth Portfolio

The Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio commenced operations on September 30, 2004.

The Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (formerly named the Wells Fargo WealthBuilder Growth Portfolio) (“Growth Portfolio”) commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Portfolio. The Norwest WealthBuilder II Growth Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth Portfolio. On October 1, 2004, the Growth Portfolio changed its name to the Wells Fargo WealthBuilder Tactical Equity Portfolio.

The Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio commenced operations on September 30, 2004.

The Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (“Growth Balanced Portfolio”) commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Balanced Portfolio. The Norwest WealthBuilder II Growth Balanced Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth Balanced Portfolio.

The Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio commenced operations on September 30, 2004.

The Wells Fargo Advantage WealthBuilder Equity Portfolio (formerly named the Growth and Income Portfolio) commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth and Income Portfolio. The Norwest WealthBuilder II Growth and Income Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth and Income Portfolio. On October 1, 2004, the Growth and Income Portfolio changed its name to the Wells Fargo WealthBuilder Equity Portfolio.

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INVESTMENT POLICIES

Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated and un-affiliated open-ended management investment companies or series (the “Underlying Funds”). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds.

Information concerning each Portfolio’s investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios’ investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus. However, since certain Underlying Funds are not advised by the adviser and are not affiliated with the Portfolios, there can be no assurance that the Underlying Funds will follow their stated policies.

Fundamental Investment Policies

Each Portfolio has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

The Portfolios may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s investments in: (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any one issuer, provided that this restriction does not limit a Portfolio’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

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(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Portfolio has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Portfolio’s shareholders.

(1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Portfolio that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Portfolio may not invest or hold more than 15% of the Portfolio’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Portfolio may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) for other purposes if, as a result, no more than 5% of the Portfolio’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

General

Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed

3

above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Portfolios. Not all of the Portfolios participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets.

Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term “Portfolios” shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio. However, since certain Underlying Funds are non-affiliated with the adviser or the Portfolios, there can be no assurance that the Underlying Funds will continue to invest in these permitted investment activities.

Although each Portfolio intends to invest substantially all of its assets in the Underlying Funds, each Portfolio reserves the right to invest assets not so invested in other instruments as outlined in the Prospectus.

Asset-Backed Securities

The Conservative Allocation, Growth Allocation, Growth Balanced and Moderate Balanced Portfolios may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Portfolios invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Portfolio experiencing difficulty in valuing or liquidating such securities. The Conservative Allocation, Growth Allocation, Growth Balanced and Moderate Balanced Portfolios may also invest in securities backed by pools of mortgages. These investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Portfolios may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in

4

some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

The Conservative Allocation, Growth Allocation, Growth Balanced and Moderate Balanced Portfolios may invest in bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

Commercial Paper

The Portfolios may invest in commercial paper (including variable amount master demand notes, see “Floating and Variable Rate Obligations,” below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at

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varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Portfolios may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Portfolios use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio’s financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Derivative Securities

The Portfolios may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more references. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Portfolio’s investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

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Dollar Roll Transactions

The Conservative Allocation, Growth Allocation, Growth Balanced and Moderate Balanced Portfolios may enter into dollar roll transactions wherein the Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. The Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Portfolio’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Floating- and Variable-Rate Obligations

The Conservative Allocation, Growth Allocation, Growth Balanced and Moderate Balanced Portfolios may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Portfolio may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The adviser, on behalf of each Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolio’s investment portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Portfolio may purchase include certificates of participation in such instruments.

Foreign Government Securities

The Portfolios may make investments in foreign government securities. Foreign government securities investments include the securities of “supranational” organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio’s investment objective.

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Foreign Obligations and Securities

The Conservative Allocation, Growth Allocation, Growth Balanced, and Moderate Balanced Portfolios may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Investment income on and sales proceeds payable on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject. The Portfolios may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Portfolios may enter into forward currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Portfolios from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and is privately traded by currency traders and their customers. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Portfolios may invest in foreign securities through American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement

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time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Portfolio’s commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options

A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as “derivatives,” which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

Certain futures strategies employed by a Portfolio in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the CFTC.

A Portfolio’s use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio’s ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a

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Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Future Developments. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio’s investment objective and legally permissible for each such Portfolio.

Guaranteed Investment Contracts

The Portfolios may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield/Lower-Rated Debt Securities

The Conservative Allocation, Growth Allocation, Growth Balanced and Moderate Balanced Portfolios may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolios may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Portfolio’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value (“NAV”); and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such

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securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

The Portfolios may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. Each Portfolio may not invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities

Each Portfolio may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank, N.A. (“Wells Fargo Bank”) acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

The Conservative Allocation, Growth Allocation, Growth Balanced and Moderate Balanced Portfolios may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations,

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adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Portfolios.

Collateralized Mortgage Obligations (“CMOs”). The Portfolios may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Portfolios may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Portfolio may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. The Portfolios also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Portfolio’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolios. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of

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mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Portfolios’ shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolio or if the Portfolio sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds

The Conservative Allocation, Growth Allocation, Growth Balanced and Moderate Balanced Portfolios may invest in municipal bonds. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, the Portfolios cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolios and the liquidity and value of a Portfolio’s investment portfolio. In such an event, the Portfolio would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the municipal obligations held by the Portfolios may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes. The Portfolios may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

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RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Other Investment Companies

The principal investment strategy of each Portfolio is to invest in shares of other affiliated and unaffiliated open-end management investment companies (as defined previously, the “Underlying Funds”), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.

Pursuant to exemptive relief, the Portfolios are generally permitted to purchase shares of affiliated mutual funds without regard to the restrictions established under section 12(d)(1) of the 1940 Act, and to purchase shares of unaffiliated mutual funds subject to the restrictions of section 12(d)(1)(F) under the 1940 Act. Currently, under section 12(d)(1)(F), a Portfolio’s investment in unaffiliated mutual funds is subject to certain limitations: (i) the acquiring fund and its affiliated funds may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund, (ii) the acquiring fund may charge a sales load of no more than 1.50% on its shares (iii) the unaffiliated acquired fund may limit the redemption by the acquiring fund to 1% of the unaffiliated fund’s outstanding voting shares for any 30 day period; and (iv) the acquiring fund is subject to the same voting requirements contained in section 12(d)(1)(E).

Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

iShares. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc.(“iShares”) which are registered investment companies that consist of numerous separate series (each an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

Each Portfolio may purchase participation interests in loans or instruments in which the Portfolio may invest directly that are owned by banks or other institutions. A participation interest gives a Portfolio an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation interest.

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Privately Issued Securities

The Portfolios may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A Securities that are “illiquid” are subject to the Portfolios’ policy of not investing or holding more than 15% of their net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Portfolios’ disposition of the security may be delayed or limited.

A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements (an agreement under which a Portfolio sells its securities and agrees to repurchase them at an agreed-upon date and price). At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities.

Short Sales

The Portfolios may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”). If a Portfolio makes a short sale “against the box,” the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a

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security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in a Portfolio’s long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Portfolios and their shareholders.

Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Stripped Securities

The Growth Balanced Portfolio may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMB”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities that the Portfolio may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Portfolio are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only. The Portfolio may only purchase principal-only SMBS.

The Portfolio may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Swap Agreements

To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds a agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio’s performance. Swap agreements involve risks depending upon the counterparties’ creditworthiness and ability to perform as well as the Portfolio’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

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U.S. Government Obligations

The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Portfolios may invest in warrants. A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during the specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of a speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Zero Coupon Bonds

The Growth Balanced Portfolio may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s Investors Services (“Moody’s”), S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation. See the Appendix regarding the ratings systems of Moody’s and S&P.

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MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Organization and Management of the Portfolios.”

Trustees and Officers

The Board supervises each Portfolio’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 118 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex”). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Portfolios’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

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Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000

INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Funds
	Conservative Allocation Portfolio	Equity Portfolio	Growth Allocation Portfolio	Growth Balanced Portfolio	Moderate Balanced Portfolio	Tactical Equity Portfolio	Aggregate Dollar Range of Equity Securities of Fund Complex*
Independent Trustees
Thomas S. Goho							D
Peter G. Gordon							B
Richard M. Leach							0
Timothy J. Penny							C
Donald C. Willeke							D
Interested Trustees
Robert C. Brown							D
J. Tucker Morse							D

*	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Portfolios. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Portfolios and the Adviser and affiliates. The Board also analyzed each Portfolio’s contractual fees, including investment advisory and sub-advisory fees, administration fees and Rule 12b-1/distribution fees.

The Board then reviewed statistical information regarding the performance and expenses of the Portfolios and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Portfolio, the Board reviewed the performance information for a “Peer Group,” a group of funds that was similar to the specific Portfolio,

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the relevant Lipper category of funds (“Lipper Group”), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Portfolio as compared to its total return. This data showed the statistical measurement of the volatility of each Portfolio’s total return throughout a specific time-period. The Board then also reviewed, for each Portfolio as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Portfolios as well as the total fees paid to the Adviser for advisory and other services it provides to the Portfolios. The Board also reviewed information pertaining to the fee structure for each Portfolio and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Portfolio’s asset levels.

The Board then analyzed the Adviser’s background and services that it provides to the Portfolios. The Board discussed the fact that the Adviser has established an investment program for each Portfolio and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment adviser’s oversight responsibilities include the monitoring of Portfolio compliance with federal securities laws and regulations. The Board reviewed the Adviser’s compliance procedures including the Advisers’ internal compliance policies relating to the respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Portfolios’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Portfolios with SEC and other regulatory requirements, maintenance of books and records of the Portfolios and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Portfolio shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Portfolios by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Portfolios). The Board analyzed the degree to which the sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Portfolios. More specifically, the Board reviewed the method by which the sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Portfolio brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Portfolios’ investment portfolios. The Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Portfolios and other advisory clients.

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Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Portfolios compared to other similar portfolios; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Portfolios.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Portfolios.

Prior to August 1, 2004, Funds Management is entitled to receive as compensation for its advisory services to the Equity Portfolio, Growth Balanced Portfolio and Tactical Equity Portfolio a monthly fee at the annual rate of 0.35% of each Portfolio’s average daily net assets. Effective August 1, 2004, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Portfolio’s average daily net assets:

Portfolio	Fee
	8/1/04 to 9/30/04			Effective 10/1/04**
Conservative Allocation Portfolio*	N/A			0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15	% % % % %

Equity Portfolio	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.35 0.35 0.325 0.325 0.30	% % % % %	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15	% % % % %

Growth Allocation Portfolio*	N/A			0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15	% % % % %

Growth Balanced Portfolio	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.35 0.35 0.325 0.325 0.30	% % % % %	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15	% % % % %

Moderate Balanced Portfolio*	N/A			0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15	% % % % %

Tactical Equity Portfolio	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.35 0.35 0.325 0.325 0.30	% % % % %	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15	% % % % %

*	The Portfolio commenced operations on September 30, 2004.

**	Effective at commencement of the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios.

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The Portfolios, except for the Conservative Allocation, Growth Allocation and Moderate Balanced Allocation Portfolios, paid advisory fees, and the advisers waived such fees in the amounts indicated in the following table, for the fiscal years shown:

Portfolio	05/31/04 Funds Management		05/31/03 Funds Management		05/31/02 Wells Fargo/Funds Mgmt
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Tactical Equity Portfolio (formerly Growth Portfolio)	$300,600	$6,003	$249,260	$13,052	$236,939	$61,365
Growth Balanced Portfolio	$714,275	$2,293	$523,576	$992	$317,403	$64,484
Equity Portfolio (formerly Growth and Income Portfolio)	$225,450	$7,574	$133,870	$18,862	$129,085	$31,926

General. Each Portfolio’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio’s outstanding voting securities or by the Trust’s Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Portfolio’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management” or “Sub-Adviser”) to serve as the sub-adviser to the Portfolios. Subject to the direction of the Trust’s Board of Trustees and the overall supervision and control of Funds Management and the Trust, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Portfolios’ assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the Portfolios. Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust’s Board of Trustees and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

As compensation for its sub-advisory services to each Portfolio, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.05% of the Portfolio’s average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

Fees from Underlying Funds

The Portfolios’ shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, including shareholder servicing fees and Rule 12b-1 distribution fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios’ distributor for providing services to the Portfolios’ shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, Wells Capital Management, their affiliates and Stephens, Inc, as distributor for the Portfolios may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management, Wells Capital Management and their affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

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Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Portfolios’ operations, including communication, coordination and supervision services with regard to the Portfolios’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Portfolios’ fees and expenses for services provided by the Portfolios’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios’ fees and expenses for services provided by the Portfolios’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Portfolio’s average daily net assets.

Class	Fee
	Prior to 8/1/04	Effective 8/1/04
Single Class	0.33%	0-4.99B	0.33%
		5-9.99B	0.32%
		>9.99B	0.31%

For the fiscal year-ends indicated below, the Portfolios, except for the Conservative Allocation, Growth Allocation and the Moderate Balanced Portfolios, paid the following amounts to Funds Management and/or Wells Fargo Bank for administration services:

Portfolio	05/31/04	05/31/03	05/31/02
	Funds Management	Funds Management	Wells Fargo/ Funds Mgmt.
Tactical Equity Portfolio	$289,083	$143,005	$127,845
Growth Balanced Portfolio	$675,622	$293,042	$163,666
Equity Portfolio	$219,708	$84,496	$69,005

Distributor

Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as the distributor for the Portfolios. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Portfolios in the second quarter of 2005. The Portfolios have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”). The Plan was adopted by the Trust’s Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Portfolios and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

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Under the Plan and pursuant to the related Distribution Agreement, each Portfolio pays Stephens, on a monthly basis, an annual fee of up to 0.75% of its average daily net assets, as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Portfolios is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

For the fiscal year ended May 31, 2004, the Portfolios, except the Conservative Allocation, Growth Allocation and Moderate Balanced, paid Stephens the following fees for distribution-related services:

Portfolio	Total	Advertising	Printing & Mailing Prospectuses	Underwriters Compensation	Compensation to Broker/Dealers
Tactical Equity Portfolio	$438,005	$0	$0	$438,005	$0
Growth Balanced Portfolio	$1,023,669	$0	$0	$1,023,669	$0
Equity Portfolio	$332,891	$0	$0	$322,891	$0

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Portfolio, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Portfolios’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Portfolios and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Portfolios are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolios, selling or

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servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Portfolio shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Custodian

Wells Fargo Bank, located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio, and pays all expenses of each Portfolio. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee of 0.02% of the average daily net assets of each Portfolio.

Fund Accountant

Effective the first quarter of 2003, PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Portfolios. For its services as fund accountant, PFPC is entitled to receive an annual asset-based Fund Complex fee, as listed in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
$0-85 billion	0.0057%
> $85 billion	0.0025%

Each Portfolio’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Master Trust Portfolios). Finally, PFPC will be entitled to receive certain out-of-pocket costs.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for the Portfolios. For its services as fund accountant, Forum Accounting received a monthly base fee per Portfolio of $5,000. In addition, Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Portfolio (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis in the second quarter of 2005. Stephens serves as the principal underwriter distributing

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securities of the Portfolios on a continuous basis. For the fiscal year ended May 31, 2004, the Portfolios, except the Conservative Allocation, Growth Allocation, and Moderate Balanced Portfolios, paid (in the aggregate) $1,915,847 to Stephens in underwriting commissions, and Stephens retained $131,580. For the fiscal year ended May 31, 2003, the Portfolios, except the Conservative Allocation, Growth Allocation, and Moderate Balanced Portfolios, paid (in the aggregate) $949,721 to Stephens in underwriting commissions, and Stephens retained $664. For the fiscal year ended May 31, 2002, the Portfolios, except the Conservative Allocation, Growth Allocation, and Moderate Balanced Portfolios, paid (in the aggregate) $2,152,973 to Stephens in underwriting commissions, and Stephens retained $628.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics that contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are affiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, Adviser and Sub-Adviser are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per share for each Portfolio is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolios’ shares.

Each Portfolio’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.” The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic

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evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolios may be purchased on any day the Portfolios are open for business. Each Portfolio is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Portfolio received before such Portfolio’s NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Portfolio’s NAV calculation time generally are processed at such Portfolio’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Portfolios. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Portfolios reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio as provided from time to time in the Prospectus.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Advantage

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Funds may purchase additional shares of the Portfolio that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargofunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Portfolio shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Portfolio shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Portfolio’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Sales Charge Waiver on Purchases of Class C shares. Shareholders who redeem from a Portfolio are allowed, within 120 days from the date of such redemption, to use the redemption proceeds to purchase Class C shares of another Wells Fargo Fund at NAV. Shareholders who choose this option will be subject to a 1.00% CDSC if they redeem their shares within one year from the date of purchase.

Reduced Sales Charges for Certain Former Fiduciary Accounts. Certain former fiduciary accounts that were previously invested in a Wells Fargo Advantage Fund may use the proceeds of the redemption from such Fund to purchase Class A shares of any Wells Fargo Advantage Fund at NAV. Shareholders may be required to provide appropriate proof of eligibility for this sales charge reduction.

Reduced Sales Charges for Former Cooke & Bieler (“C&B”) Shareholders. Former C&B shareholders who purchased their shares directly from the C&B Portfolios, and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund and any unnamed shares of the WealthBuilder Portfolios at NAV.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase WealthBuilder Portfolio shares at NAV.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trustees and the supervision of the Adviser, the Portfolios’ Sub-Adviser is responsible for each Portfolio’s investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and

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taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolio’s securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Portfolio, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Portfolio’s investment portfolio transaction, give preference to a dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Portfolio may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Portfolios.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Portfolio’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of

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one year or less. Portfolio turnover generally involves some expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Portfolio’s shareholders. Portfolio turnover rate is not a limiting factor when the adviser deems portfolio changes appropriate.

Brokerage Commissions. For the fiscal years ended May 31, 2004 and May 31, 2003, the Portfolios paid no brokerage commissions. For the fiscal year ended May 31, 2002, the Portfolios paid, except the Conservative Allocation, Growth Allocation, and Moderate Balanced Portfolios, a total of $8,865 in brokerage commissions on portfolio transactions. No commissions were paid to affiliated brokers.

PORTFOLIO EXPENSES

From time to time, Funds Management may waive fees from the Portfolios in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Portfolio’s shares; and pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Portfolios are charged against a Portfolio’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trustees deem equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

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The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussion in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Portfolio as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of a Portfolio’s shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Portfolio, rather than to the Trust as a whole. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Portfolio’s principal business of investing in stock or securities. Each Portfolio must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Portfolio controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Portfolio generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income taxation.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Portfolio would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from

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the Portfolio’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Portfolio’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax.

Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute such capital gains. The Portfolios cannot carry back or carry forward any net operating losses. As of May 31, 2004, the following Portfolios had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated: WealthBuilder Growth Balanced Portfolio, $3,351,955 (expires 2011); Equity Portfolio (formerly the WealthBuilder Growth and Income Portfolio), $93,617 (expires 2009), $946,811 (expires 2010), $3,883,025 (expires 2011) and $4,161,317 (expires 2012); and the WealthBuilder Tactical Equity Portfolio (formerly the WealthBuilder Growth Portfolio), $13,652,568 (expires 2010), $4,153,365 (expires 2011) and $5,503,398 (expires 2012). If a Portfolio engages in a reorganization, either as an acquiring portfolio or acquired portfolio, its own capital loss carryforwards and the use of its unrealized losses against future realized gains, or such losses of other portfolios participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Portfolios have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting. Under the Code, the Portfolios may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Portfolio’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio’s total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios, and thus the use of this method may be subject to IRS scrutiny.

Investment through Underlying Funds. The Portfolios seek to continue to qualify as regulated investment companies by investing substantially all of their assets through the Underlying Funds. Each

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Underlying Fund intends to continue to qualify as a regulated investment company under the Code as well.

Taxation of Underlying Fund Investments. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

If an Underlying Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed “Section 1256 contracts.” An Underlying Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange

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loss for a year exceeds an Underlying Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if an Underlying Fund had not engaged in such transactions.

If an Underlying Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Underlying Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible

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bond under proposed Treasury Regulations) in a PFIC, the Underlying Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Funds may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Funds without corresponding current cash receipts. Although the Underlying Funds seek to avoid significant noncash income, such noncash income could be recognized by the Underlying Funds, in which case the Underlying Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Portfolio’s earnings and profits, described above, are determined at the end of the Portfolio’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Portfolio’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Portfolio, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Portfolio’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Portfolio shares and then capital gain. A Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Portfolio as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares. Each Portfolio will designate capital gains distributions, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. Government, if the Portfolio meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

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Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Portfolio shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Portfolio, explained further below, may be required to treat a loss on the sale or exchange of Portfolio shares as a long-term capital loss.

If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different regulated investment company, the sales charge previously incurred in acquiring the Portfolio’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Portfolio on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Portfolio will be eligible to file an annual election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Portfolios expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Portfolio sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Portfolio’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Portfolio shares. If less than 95% of the Portfolio’s income is attributable to qualified dividend income, then only the portion of the Portfolio’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Portfolio will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period

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requirements are met. (Only dividends from direct investments by an Underlying Fund will qualify. Payments attributable to securities lending, repurchase and other derivative transactions generally will not.) Furthermore, an individual Portfolio shareholder can only treat a Portfolio distribution designated as qualified dividend income as such if he or she as held the Portfolio shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Portfolio’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Portfolio that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Portfolios may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Portfolio shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Portfolio holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Portfolio becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Portfolio and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or

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foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Portfolio obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Portfolio to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Portfolio shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts”) and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the

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proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds’ Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

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Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.

Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting

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manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Portfolios are six of the funds in the Wells Fargo Advantage Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Portfolio’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

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All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory contract, since it affects only one Portfolio, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below, as of March     , 2005, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a Portfolio or 5% or more of the voting securities as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Portfolio as a whole.

5% Ownership as of MARCH     , 2005*

Portfolio	Name and Address	Type of Ownership	Percentage of Class
Tactical Equity Portfolio
Growth Balanced Portfolio
Equity Portfolio
Conservative Allocation
Growth Allocation
Moderate Balanced

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio.

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OTHER

The Trust’s Registration Statement, including the Prospectus and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolios’ Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Portfolios, except for the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios, for the year ended May 31, 2004, are hereby incorporated by reference to the Portfolios’ Annual Report, and the unaudited financial statements for all of the Portfolios’ semi-annual period ended November 30, 2004, are hereby incorporated by reference to the Portfolios’ Semi-Annual Report.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this

A-1

obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

A-2

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

A-3

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-4

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

April 11, 2005

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUNDSM

WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND

WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND

WELLS FARGO ADVANTAGE EQUITY INCOME FUND

WELLS FARGO ADVANTAGE EQUITY VALUE FUND

WELLS FARGO ADVANTAGE GROWTH EQUITY FUND

WELLS FARGO ADVANTAGE INDEX FUND

WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND

Class A, Class B, Class D, Class Z, Administrator Class,

Institutional Class and Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about eleven funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage C&B Large Cap Value, Diversified Equity, Diversified Small Cap, Equity Income, Equity Value, Growth Equity, Index, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class Z shares are currently closed to new investors.

Funds	Retail (A,B,C)	D	Z	Administrator	Institutional	Investor
C&B Large Cap Value FundSM	•	•		•	•
Diversified Equity Fund	•			•
Diversified Small Cap Fund				•
Equity Income Fund	•			•
Equity Value Fund	•			•
Growth Equity Fund	•			•	•
Index Fund				•		•
Large Cap Appreciation Fund	•			•
Large Company Growth Fund	•		•	•	•
Small Company Growth Fund	•			•
Small Company Value Fund	•			•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses, (the “Prospectuses”) dated April 11, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements, which include the portfolios of investments and independent auditors’ reports for the C&B Large Cap Value FundSM for the year ended October 31, 2004 and for the other Funds for the year ended September 30, 2004 are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

Effective as of the date of this SAI, the Institutional Class has been renamed the Administrator Class and the Select Class has been renamed the Institutional Class.

i

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On February 18, 2004, the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC Trust”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

The Funds described in this SAI, except for the Large Cap Appreciation and Small Company Value Funds, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex; or the reorganization of certain of the portfolios of AIC Trust into certain of the Funds of the Trust. The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies. The reorganization between AIC Trust and the Trust followed the Funds’ adviser entering into an agreement with the adviser to the predecessor portfolio of the C&B Large Cap Value FundSM to “adopt”/support a reorganization of the predecessor portfolio with and into the C&B Large Cap Value FundSM.

The chart below indicates the predecessor Norwest and AIC Trust funds that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
C&B Large Cap Value Fund	C&B Large Cap Value Portfolio
Diversified Equity Fund	Norwest Diversified Equity Fund
Diversified Small Cap Fund	Norwest Diversified Small Cap Fund
Equity Income Fund	Norwest Income Equity Fund
Growth Equity Fund	Norwest Growth Equity Fund
Index Fund	Norwest Index Fund
Large Company Growth Fund	Norwest Large Company Growth Fund
Small Company Growth Fund	Norwest Small Company Growth Fund

The C&B Large Cap Value Fund commenced operations on July 26, 2004, as successor to the C&B Large Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.’s C&B Equity Portfolio, which commenced operations on May 15, 1990.

The Diversified Equity Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

The Diversified Small Cap Fund commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

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The Equity Income Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

The Equity Value Fund (formerly named the Large Cap Value Fund) commenced operations on August 29, 2003.

The Growth Equity Fund commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

The Index Fund commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

The Large Cap Appreciation Fund commenced operations on August 31, 2001.

The Large Company Growth Fund commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

The Small Company Growth Fund commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

The Small Company Value Fund commenced operations on January 31, 2002.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (v) the Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

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(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets

3

(including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. The Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”) or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and

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domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues

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that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities: Futures and Options Contracts

Futures and options contracts are types of “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

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Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

The Funds may also purchase options on futures contracts. See “Options Trading” below.

Options and Futures Contracts. When hedging to attempt to protect against declines in the market value of the Funds’ securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Funds’ strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds’ activities in the underlying cash market.

The Funds may write (i.e., sell) call options (“calls”) if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are “covered” (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

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When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received. If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds’ hedging policies.

Purchasing Calls and Puts. Certain Funds may purchase put options (“puts”) which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a “closing purchase transaction” to terminate its obligation on a call it has previously written.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put

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will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund’s delivery of the underlying investment.

Stock Index Futures. Certain Funds may buy and sell Stock Index Futures. A stock index is “broadly-based” if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the “futures broker”). The initial margin will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified

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currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

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The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indices fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser’s ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows

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based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds’ investment objective and legally permissible for a Fund.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.” The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia,

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Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may

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be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward

14

commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

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Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation

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interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the

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fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position.

In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and

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higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the

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agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

Additional Information about the S&P 500 Index

The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

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Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the Wells Fargo Advantage family of funds which consists of 118 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

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Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000

INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information. As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Dollar Range of Equity Securities in the Funds
Trustee	C&B Large Cap Value	Diversified Equity	Diversified Small Cap	Equity Income	Growth Equity	Index	Large Cap Appreciation	Large Cap Value	Large Company Growth	Small Company Growth	Small Company Value	Aggregate Dollar Range of Equity Securities of Fund Complex*
Independent Trustees
Thomas S. Goho												D
Peter G. Gordon												B
Richard M. Leach												0
Timothy J. Penny												C
Donald C. Willeke												D

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Dollar Range of Equity Securities in the Funds
Trustee	C&B Large Cap Value	Diversified Equity	Diversified Small Cap	Equity Income	Growth Equity	Index	Large Cap Appreciation	Large Cap Value	Large Company Growth	Small Company Growth	Small Company Value	Aggregate Dollar Range of Equity Securities of Fund Complex*
Interested Trustees
Robert C. Brown												D
J. Tucker Morse												D

*	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an “Adviser” and collectively, the “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

The Board then reviewed statistical information regarding the expenses of the Funds and the expenses and performance information for a “Peer Group” of the Funds, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad based index. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. The Board then reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures,

24

performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the Adviser’s background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers’ compliance procedures including the Advisers’ internal compliance policies relating to their respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered each sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was a sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed each sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

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Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

The Funds operate under two types of advisory arrangements: (i) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have “dormant” advisory arrangements at the gateway level; and (ii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

As described in the first category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Funds each have a “dormant” advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund’s investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
			Prior to 8/1/04	Effective 8/1/04
C&B Large Cap Value FundSM	0.00%	0.25%	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75% 0.70% 0.65% 0.625% 0.60%

Equity Income	0.00%	0.25%	0.75%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75% 0.70% 0.65% 0.625% 0.60%

Equity Value	0.00%	0.25%	0.75%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75% 0.70% 0.65% 0.625% 0.60%

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Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
			Prior to 8/1/04	Effective 8/1/04
Index	0.00%	0.25%	0.15%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.10 0.10 0.075 0.075 0.05	% % % % %

Large Cap Appreciation	0.00%	0.25%	0.70%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.70 0.70 0.65 0.625 0.60	% % % % %

Large Company Growth	0.00%	0.25%	0.75%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60	% % % % %

Small Company Growth	0.00%	0.25%	0.90%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %

Small Company Value	0.00%	0.25%	0.90%	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75	% % % % %

*	Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.

**	Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets as indicated in the chart below. The gateway blended Funds also have the dormant advisory arrangements described above with respect to the gateway feeder Funds.

Gateway Blended Funds	Advisory Fees (Maximum Asset Allocation Fees)	Master Level Dormant Advisory Fees*
Diversified Equity	0.25%	0.72%
Diversified Small Cap	0.25%	0.87%
Growth Equity	0.25%	0.97%

*	Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect a blended fee rate.

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Advisory Fees Paid. For the fiscal year-ends shown in the table below, the Funds, , paid the following advisory fees, and the investment adviser waived the indicated fees:

	Year-Ended 9/30/04
Fund	Fees Paid	Fees Waived
Equity Value	$0	$173,498
Diversified Equity	$2,826,634	$714,807
Diversified Small Cap	$933,072	$49,441
Equity Income	$0	$280,861
Growth Equity	$1,034,089	$291,684
Index	$0	$576,797
Large Cap Appreciation	$0	$25,119
Large Company Growth	$0	$674,325
Small Company Growth	$1,182,662	$218,533
Small Company Value	$0	$130,231

Fund	Year-Ended 9/30/03				Year-Ended 9/30/02
	Fees Paid		Fees Waived		Fees Paid		Fees Waived
Equity Value	$0	**	$0	**	N/A		N/A
Diversified Equity	$766,031		$2,332,062		$1,244,456		$2,704,181
Diversified Small Cap	$336,303		$225,292		$147,907		$348,352
Equity Income	$0		$0		$0		$0
Growth	$844,117		$581,666		$1,139,349		$1,214,040
Growth Equity	$138,941		$927,888		$186,671		$1,112,660
Index	$0		$0		$0		$0
Large Cap Appreciation	$0		$0		$0		$0
Large Company Growth	$0		$0		$0		$0
Small Cap Growth	$692,399		$836,912		$1,452,697		$1,010,851
Small Company Growth	$0		$0		$0		$0
Small Company Value	$0		$0		$0	*	$0	*

*	The amounts indicate fees paid from January 31, 2002, the Fund’s commencement date, through September 30, 2002.

**	The amounts indicate fees paid from August 29, 2003, the Fund’s commencement date, through September 30, 2003.

Former AIC Trust Fund. As discussed in the “Historical Fund Information” section, the Fund was created as part of the reorganization of the C&B Large Cap Value Portfolio of AIC Trust into certain the C&B Large Cap Value Fund of Funds Trust. Prior to the reorganization, Cooke & Bieler, L.P. (“C&B”) served as the investment adviser to the predecessor portfolios of the Funds. Therefore, the table below shows the advisory fees paid by the predecessor portfolios of the Funds. For the periods indicated below, the predecessor portfolios of the Funds paid the following advisory fees to C&B and C&B waived the indicated amounts:

Fund	Year Ended 10/31/04*		Year Ended 10/31/03		Year Ended 10/31/02
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
C&B Large Cap Value Fund	157,781	67,908	$101,093	$7,102	$48,815	$137,795

*	Prior to July 26, 2004, Cooke & Bieler L.P. served as the advisor for each of the C&B Large Cap Value FundSM.

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General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Cadence Capital Management (“Cadence”), Cooke & Bieler, L.P. (“Cooke & Bieler”), LSV Asset Management, New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), Smith Asset Management Group (“Smith”), Systematic Financial Management, L.P. (“Systematic”) and Wells Capital Management to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s and Master Trust’s (the “Trusts”) Boards and the overall supervision and control of Funds Management and the Trusts, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

Similar to the “dormant” investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund’s assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

Master Portfolio	Sub-Adviser	Fees
C&B Large Cap Value	Cooke & Bieler	0-250M 250-500M 500-750M >750M	0.45 0.40 0.35 0.30	% % % %

Disciplined Growth	Smith	0-200M 200-500M >500M	0.30 0.20 0.15	% % %

Equity Income	Wells Capital Management	0-200M 200-400M >400M	0.25 0.20 0.15	% % %

Index	Wells Capital Management	0-200M >200M	0.02 0.01	% %

International Equity	New Star	0-250M 250M-1.25B >1.25B	0.35 0.28 0.20	% % %

Large Cap Appreciation	Cadence	0-250M 250-500M 500M-1 Billion >1 Billion	0.30 0.20 0.15 0.10	% % % %

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Master Portfolio	Sub-Adviser	Fees
Large Cap Value	Systematic	0-150M 150M-350M 350M-750M 750M-1Billion > 1 Billion	0.30 0.20 0.15 0.13 0.10	% % % % %

Large Company Growth	Peregrine	0-25M 25-50M 50-275M >275M	0.75 0.60 0.50 0.30	% % % %

Overseas	LSV Asset Management	0M-150M 150M-500M 500M-750M 750M-1Billion >1 Billion	0.35 0.40 0.35 0.325 0.30	% % % % %

Small Cap Index	Wells Capital Management	0-200M >200M	0.02 0.01	% %

Small Company Growth	Peregrine	0-50M 50-180M 180-340M 340-685M 685-735M >735M	0.90 0.75 0.65 0.50 0.52 0.55	% % % % % %

Small Company Value	Peregrine	0-175M >175M	0.50 0.75	% %

Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the year ended September 30, 2004:

Fund	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
Equity Value	Systematic	$29,442.00	$0
Large Cap Appreciation	Cadence	$230,361.89	$0

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for

30

services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee
	Prior to 8/1/04	Effective 8/1/04
Class A, Class B and Class C, Class D Shares	0.33%	0-4.99B 5-9.99B >9.99B	0.33 0.32 0.31	% % %

Class Z Shares	N/A	0-4.99B 5-9.99B >9.99B	0.50 0.49 0.48	% % %

Administrator Class Shares	0.25%	0-4.99B 5-9.99B >9.99B	0.25 0.24 0.23	% % %

Institutional Class Shares	0.15%	0-4.99B 5-9.99B >9.99B	0.15 0.14 0.13	% % %

Institutional Class (formerly the Select Class) Shares	0.15%	0-4.99B 5B-9.99B > 9.99B	0.13 0.12 0.11	% % %

Administrative Fees Paid. For the fiscal year-ends shown in the table below, the Funds paid the following administrative fees, and the administrator waived the indicated fees:

Fund	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02
	Funds Mgmt	Funds Mgmt	Funds Mgmt/Wells Fargo
Diversified Equity (Fund Level)	$708,288	$3,230,299	$2,369,182
Class A	$263,370	N/A	N/A
Class B	$258,907	N/A	N/A
Class C	$30,024	N/A	N/A
Administrator Class	$2,438,652	N/A	N/A
Institutional Class	N/A	N/A	N/A

Diversified Small Cap (Fund Level)	$196,503	$512,770	$297,755
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	N/A	N/A	N/A
Administrator Class	$786,010	N/A	N/A
Institutional Class	N/A	N/A	N/A

Equity Income (Fund Level)	$603,079	$1,723,438	$677,568
Class A	$521,126	N/A	N/A
Class B	$259,816	N/A	N/A
Class C	$34,195	N/A	N/A
Administrator Class	$1,830,076	N/A	N/A
Institutional Class	N/A	N/A	N/A

31

	Year Ended 9/30/04	Year Ended 9/30/03		Year Ended 9/30/02
Equity Value (Fund Level)	$928	$0	*	N/A
Class A	$2,776	N/A		N/A
Class B	$1,573	N/A		N/A
Class C	$410	N/A		N/A
Administrator Class	$311	N/A		N/A
Institutional Class	N/A	N/A		N/A

Growth Equity (Fund Level)	$269,224	$1,197,611		$783,412
Class A	$55,255	N/A		N/A
Class B	$38,294	N/A		N/A
Class C	$9,242	N/A		N/A
Administrator Class	$1,003,475	N/A		N/A
Institutional Class	N/A	N/A		N/A

Index (Fund Level)	$511,646	$12,546		$43,195
Class A	N/A	N/A		N/A
Class B	N/A	N/A		N/A
Class C	N/A	N/A		N/A
Administrator Class	$2,046,586	N/A		N/A
Institutional Class	N/A	N/A		N/A

Large Cap Appreciation (Fund Level)	$11,909	$0		$0
Class A	$11,346	N/A		N/A
Class B	$4,353	N/A		N/A
Class C	$1,741	N/A		N/A
Administrator Class	$35,179	N/A		N/A
Institutional Class	N/A	N/A		N/A

Large Company Growth (Fund Level)	$1,361,988	$2,550,776		$0
Class A	$1,125,834	N/A		N/A
Class B	$697,380	N/A		N/A
Class C	$117,023	N/A		N/A
Administrator Class	$4,041,063	N/A		N/A
Institutional Class	$10,504	N/A		N/A

Small Company Growth (Fund Level)	$249,960	$432,607		$536,754
Class A	$814	N/A		N/A
Class B	$140	N/A		N/A
Class C	$53	N/A		N/A
Administrator Class	$999,122	N/A		N/A
Institutional Class	N/A	N/A		N/A

Small Company Value (Fund Level)	$40,018	$94,194		$0
Class A	$54,966	N/A		N/A
Class B	$28,152	N/A		N/A
Class C	$6,537	N/A		N/A
Administrator Class	$96,032	N/A		N/A
Institutional Class	N/A	N/A		N/A

*	The amounts indicate fees paid from August 29, 2003, the Fund’s commencement date, through September 30, 2003.

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Former AIC Trust Fund. As discussed in the “Historical Fund Information” section, the C&B Large Cap Value FundSM was created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust. Prior to the reorganization of the Funds, SEI Investments Global Funds Services (“SEI”) served as the administrator to the predecessor portfolio of the Fund. Therefore, the table below shows the administration fees paid by the predecessor portfolio of the Fund. For the periods indicated below, the predecessor portfolios paid the following administration fees to SEI:

Fund	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02
	Funds Mgmt	Funds Mgmt	Funds Mgmt/Wells Fargo
C&B Large Cap Value FundSM (Fund Level)	$55,009	$30,858	$124,907
Class A	$3,738	N/A	N/A
Class B	$1,773	N/A	N/A
Class C	$840	N/A	N/A
Class D	$24,505	N/A	N/A
Administrator Class	$4,402	N/A	N/A
Institutional Class	$2,490	N/A	N/A

Prior to November 19, 2001, SEI served as the sub-administrator to the predecessor portfolios of the Funds. For the period indicated below, the predecessor portfolios of the Funds paid the following sub-administration fees to SEI:

Fund	Year Ended 10/31/01
C&B Large Cap Value FundSM	$46,829

Distributor

Stephens Inc. (“Stephens,” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds in the second quarter of 2005.

The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter

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into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

For the fiscal year ended September 30, 2004, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution related expenses:

DISTRIBUTION FEES

Fund	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
Diversified Equity
Class B	$693,500	$0	$0	$0	$0	$693,500
Class C	$80,421	$0	$0	$42,332	$38,089	$0
Equity Income
Class B	$695,935	$0	$0	$0	$0	$695,935
Class C	$91,594	$0	$0	$48,523	$43,071	$0
Growth Equity
Class B	$102,574	$0	$0	$0	$0	$102,574
Class C	$24,756	$0	$0	$22,349	$2,407	$0
Large Cap Appreciation
Class B	$11,661	$0	$0	$0	$0	$11,661
Class C	$4,664	$0	$0	$3,827	$837	$0
Large Cap Value Fund
Class B	$4,211	$0	$0	$0	$0	$4,211
Class C	$1,099	$0	$0	$400	$699	$0
Large Company Growth
Class B	$1,867,981	$0	$0	$0	$0	$1,867,981
Class C	$313,456	$0	$0	$158,001	$155,455	$0
Small Company Growth
Class B	$376	$0	$0	$0	$0	$376
Class C	$141	$0	$0	$119	$22	$0
Small Company Value
Class B	$75,407	$0	$0	$0	$0	$75,407
Class C	$17,511	$0	$0	$12,887	$4,624	$0

*	The Fund changed its fiscal year from June 30 to September 30, and therefore the amounts indicate fees paid from July 1, 2003 through September 30, 2003.

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Prior to July 26, 2004, SEI Investments Distribution Co. served as the distributor to the predecessor portfolios to the Funds. For the period November 1, 2003 through July 26, 2004, the predecessor portfolios to the Funds did not pay any distribution-related expenses. For the period July 26 through the fiscal year ended October 31, 2004, the Fund paid to Stephens, pursuant to the Plan, the following fees for distribution related expenses:

Fund	Total	Advertising	Printing, Mailing & Prospectus	Compensation to Underwriters	Comp. to Br/Dlrs	Other (Explain)
C&B Large Cap Value Fund
Class B		$0	$0	$0	$0
Class C		$0	$0

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

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Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class D, Class Z, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. . The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank receives custodial fees from the Master Trust portfolios.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund complex wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an

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annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for the Funds, except for the Equity Value Fund. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis in the second quarter of 2005. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens are as follows:

Year Ended 9/30/04		Year Ended 9/30/03*		Year Ended 9/30/02
Paid	Retained	Paid	Retained	Paid	Retained
$2,015,276	$340,635	$1,189,589	$235,808	$5,144,052	$292,472

*	Amounts include fees paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

Prior to July 26, 2004, SEI Investments Distribution Co. acted as principal underwriter for shares of the predecessor portfolios of the C&B Large Cap Value FundSM. For the period from November 1, 2003 through July 26, 2004, and for the years ended October 31, 2003 and October 31, 2002, the predecessor portfolios did not pay any underwriting commissions.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market

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instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used to determine its value.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

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The dealer reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Advantage Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage equity fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Certain Former Fiduciary Accounts. Certain former fiduciary accounts that were previously invested in a Wells Fargo Advantage Fund may use the proceeds to of the

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redemption from such Fund to purchase Class A shares of any Wells Fargo Advantage Fund at NAV. Shareholders may be required to provide appropriate proof of eligibility for this sales charge reduction.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization described in “Historical Fund Information,” will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated broker-dealers. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities;

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(2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

Brokerage Commissions. For the periods listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Year-Ended 9/30/04	Year-Ended 9/30/03	Year Ended 9/30/02
Equity Value*	$633,158	$238,732	N/A
Large Cap Appreciation	$424,639	$356,841	$267,582
Large Company Growth	$1,472,439	$1,857,480	$1,776,440
Small Company Growth	$6,624,409	$5,699,267	N/A
Small Company Value	$1,421,095	$1,333,379	N/A

*	The Fund commenced operations on August 29, 2003.

For the periods listed below, the predecessor Fund of the C&B Large Cap Value FundSM listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

	Total Commissions
Fund	Year Ended 10/31/03	Year Ended 10/31/02	Year Ended 10/31/01
C&B Large Cap Value FundSM	$15,042	$38,839	$56,607

For the fiscal year ended October 31, 2003, the predecessor portfolio of the C&B Large Cap FundSM directed brokerage transactions to a broker for research services provided, and paid the following commissions based on stated total amount of transactions.

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Fund	Commissions Paid	Transactional Value
C&B Large Cap Value FundSM	$5,643	$2,935,717

For the fiscal year ended September 30, 2004, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value
Cadence	$23,377	$16,043,767
Peregrine	$713,223	$239,494,398
Systematic
Wells Capital Management*

*	Includes all transactions executed for the Wells Fargo Advantage Funds complex, including Wells Fargo Variable Trust and Master Trust.

None of the other Sub-Advisers participate in such directed brokerage practices.

The Funds listed below paid the following aggregate dollar amount of brokerage commissions to the following affiliated brokers for the fiscal year ended September 30, 2004:

Fund	Broker	Commissions	Relationship
Large Cap Appreciation	Wells Van Kasper		Affiliate of the Fund

For each of the brokers listed in the chart above, the percent of aggregate commissions paid by the respective Fund to such broker and the percent of aggregate transactions involving the payment of commissions that were effected through such broker are listed below:

Fund	Broker	% Aggr. Comm.	% Aggr. Transactions
Large Cap Appreciation	Wells Van Kasper	0.06%	0.001%

Securities of Regular Broker Dealers. The Funds are required to identify any securities of its “regular brokers and dealers” (as defined under the 1940 Act) that the Funds may hold at the close of their most recent fiscal year. As of October 31, 2003, the C&B Large Cap Value Portfolio held 11,200 shares of JP Morgan Chase common stock valued at $402,080 and a repurchase agreement valued at $1,492,225 of Morgan Stanley.

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and

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dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

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In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s

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total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of

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market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to

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capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for

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each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

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If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions,

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sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S.

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for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

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The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, through the Funds’ website at wellsfargofunds.com and on the SEC’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about

53

portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS

54

and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Funds are eleven of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Funds’ fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

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As used in the Prospectuses and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of March            , 2005 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF MARCH     , 2005 [TO BE UPDATED]

Fund	Name and Address	Type of Ownership	Percentage of Class
C&B Large Cap Value Fund
Class A	Stephens Inc 111 Center Street, Suite 130 Little Rock, AK 72201	Record

Class B	Stephens Inc 111 Center Street, Suite 130 Little Rock, AK 72201	Record

Class C	Stephens Inc 111 Center Street, Suite 130 Little Rock, AK 72201	Record

Administrator Class	Stephens Inc 111 Center Street, Suite 130 Little Rock, AK 72201	Record

Institutional Class	Stephens Inc 111 Center Street, Suite 130 Little Rock, AK 72201	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class

Diversified Equity

Class A	City of Hastings Nebraska Retirement Plan C/O Great West Recordkeeper 8515 E Orchard Rd #2t2 Englewood, CO 80111-5037	Record

Class B	None	N/A

Class C	EMJAYCO Omnibus Account P.O. Box 170910 Milwaukee, WI 53217-0909	Record

Administrator Class	Wells Fargo Bank FBO Diversified Equity I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

Diversified Small Cap

Administrator Class	Actone Acct # 210014363-2 P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Actone Acct # 210014362-9 P.O. Box 1533 Minneapolis, MN 55480-1533	Record

Equity Income

Class A	PFPC Brokerage Services FBO Wells Fargo 211 South Gulph Road King of Prussia, PA 19406-3101	Record

Class B	None	N/A

Class C	EMJAYCO Omnibus Account P.O. Box 170910 Milwaukee, WI 53217-0909	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class

Administrator Class	Wells Fargo Bank FBO Income Equity I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank FBO Income Equity I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank MN MA FBO Income Equity I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

Growth Fund

Class A	PFPC Brokerage Services FBO Wells Fargo 211 South Gulph Road King of Prussia, PA 19406-3101	Record

Class B	None	N/A

Administrator Class	Wells Fargo Bank FBO ValuGrowth Stock Fund I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank FBO ValuGrowth Stock Fund I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank FBO ValuGrowth Stock Fund I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

Growth Equity Fund

Class A	Wells Fargo Investments LLC A/C 1397-4103 608 Second Avenue South Minneapolis, MN 55402-1916	Record

Class B	None	N/A

Class C	EMJAYCO Omnibus Account P.O. Box 170910 Milwaukee, WI 53217-0909	Record

	American Enterprise Investment Services FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class
Administrator Class	Wells Fargo Bank FBO Growth Equity I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

Index Fund

Administrator Class	Wells Fargo Bank FBO Index Fund I Attn: Mutual Fund OPS 2100014379-7 P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank FBO Index Fund I Attn: Mutual Fund OPS 2100014377-1 P.O. Box 1533 Minneapolis, MN 55480-1533	Record

Large Cap Appreciation Fund

Class A	Wells Fargo Bank West NA Various Fascorp Recordkept Plans 8515 E Orchard Rd 2t2 Greenwood Village CO 80111-5002	Record

	Charles Schwab & Co. Inc. Special Custody Account Exclusively FBO the customers 101 Montgomery Street San Francisco, CA 94104-4122	Record

	Wells Fargo Investments LLC A/C 7521-6176 608 Second Avenue South 8th Fl Minneapolis MN 54402-1916	Record

Class B	American Enterprise Investment Services FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record

	Wells Fargo Investments LLC A/C 1994-8586 608 Second Avenue South 8th Fl Minneapolis MN 54402-1916	Record

Class C	American Enterprise Investment Services FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record

	Wells Fargo Investments LLC A/C 1011-1953 608 Second Avenue South 8th Fl Minneapolis MN 54402-1916	Record

	Wells Fargo Investments LLC A/C 7423-4078 608 Second Avenue South 8th Fl Minneapolis MN 54402-1916	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class
	Wells Fargo Investments LLC A/C 2182-7638 608 Second Avenue South 8th Fl Minneapolis MN 54402-1916	Record

	EMJAYCO Omnibus Account PO Box 170910 Milwaukee, WI 53217-0909	Record

	Wells Fargo Investments LLC A/C 7103-4707 608 Second Avenue South 8th Fl Minneapolis MN 54402-1916	Record

	Wells Fargo Investments LLC A/C 7899-6177 608 Second Avenue South 8th Fl Minneapolis MN 54402-1916	Record

Administrator Class	Wells Fargo Bank Minnesota, NA Omnibus Account R/R c/o Mutual Fund Processing PO Box 1533 Minneapolis, MN 55480-1533	Record

	MII Life Ins 1303 Corporate Center Drive Eagan, MN 55121-1204	Record

Large Cap Value Fund

Class A	Wells Fargo Investments LLC A/C 4986-9478 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

	Wells Fargo Investments LLC A/C 4555-8303 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

	Wells Fargo Investments LLC A/C 6498-0832 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

	Wells Fargo Investments LLC A/C 7716-0076 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

	Wells Fargo Investments LLC A/C 6695-2652 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

Class B	Wells Fargo Investments LLC A/C 1212-1728 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

	Wells Fargo Investments LLC A/C2730-2959 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class
	Wells Fargo Investments LLC A/C 6382-6779 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

Class C	Wells Fargo Funds Management LLC 525 Market St 12th Fl MAC A0103-121 San Francisco, CA 94105-2720	Record

	Wells Fargo Investments LLC A/C 8692-3840 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

	Wells Fargo Investments LLC A/C11772343 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

	Wells Fargo Investments LLC A/C 2147-2700 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

	Wells Fargo Investments LLC A/C 5243-5285 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

	Wells Fargo Investments LLC A/C 4373-0691 608 Second Avenue South 8th Fl Minneapolis, 55402-1916	Record

Administrator Class	Wells Fargo Funds Management LLC 525 Market St 12th Fl MAC A0103-121 San Francisco, CA 94105-2720	Record

Large Company Growth Fund

Class A	Charles Schwab & Co. Inc. Special Custody Account Exclusively FBO the customers 101 Montgomery Street San Francisco, CA 94104-4122	Record

	State Street Corp FBO First Data Corporation 12510 E Belford Ave Ste M21B5 Englewood CO 80112-5939	Record

Class B	American Enterprise Investment Services FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record

Class C	American Enterprise Investment Services FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class
	EMJAYCO Omnibus Account PO Box 170910 Milwaukee, WI 53217-0909	Record

	MLPF&S for the Sole Benefit Of Its Customers ATTN Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	Record

Administrator Class	Wells Fargo Bank FBO Large Company Growth I Attn: Mutual Fund OPS Acct #2100014391-7 P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank FBO Large Company Growth I Attn: Mutual Fund OPS Acct #2100014389-4 P.O. Box 1533 Minneapolis, MN 55480-1533	Record

Small Company Growth Fund

Class A	Stephens Inc. 111 Center Street, Suite 300 Little Rock, AR 72201	Record

Class B	Stephens Inc. 111 Center Street, Suite 300 Little Rock, AR 72201	Record

Class C	Stephens Inc. 111 Center Street, Suite 300 Little Rock, AR 72201	Record

Administrator Class	Wells Fargo Bank FBO Small Company Growth I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	Record

	Wells Fargo Bank FBO Small Company Growth I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Fidelity Investments Institutional Operations Co. Inc. (FIIOC) As Agent For Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1999	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class
Small Company Value Fund

Class A	Charles Schwab & Co. Inc. Special Custody Account Exclusively FBO the customers 101 Montgomery Street San Francisco, CA 94104-4122	Record

	Wells Fargo Investments, LLC A/C 2945-9989 608 Second Avenue South 8th Floor Minneapolis, MN 55402-1916	Record

	American Enterprise Investment Services FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record

Class B	American Enterprise Investment Services FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record

Class C	EMJAYCO Omnibus Account PO Box 170910 Milwaukee, WI 53217-0909	Record

Administrator Class	Wells Fargo Bank Minnesota N.A. Omnibus Account R/R C/O Mutual Fund Processing P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank Minnesota N.A. Omnibus Account C/C C/O Mutual Fund Processing P.O. Box 1533 Minneapolis, MN 55480-1533	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the C&B Large Cap Value FundSM and for the other Funds for the year ended September 30, 2004 are hereby incorporated by reference to the Funds’ Annual Report.

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WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

Dated April 11, 2005

WELLS FARGO ADVANTAGE CORPORATE BOND FUND

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

WELLS FARGO ADVANTAGE HIGH INCOME FUND

WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND

WELLS FARGO ADVANTAGE INCOME PLUS FUND

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND

WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND

WELLS FARGO ADVANTAGE STABLE INCOME FUND

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, Institutional Class and Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about sixteen funds in the Wells Fargo Advantage Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Corporate Bond Fund, Diversified Bond Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Strategic Income Fund, Short-Term High Yield Bond Fund, Stable Income Fund, Total Return Bond Fund, Ultra-Short Duration Bond Fund and Ultra Short-Term Income Fund. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class Z shares are currently closed to new investors.

Funds	Retail (A,B,C)	Z	Administrator	Advisor	Institutional	Investor
Corporate Bond Fund				•	•	•
Diversified Bond Fund	•		•
Government Securities Fund	•		•	•	•	•
High Income Fund				•	•	•
High Yield Bond Fund	•
Income Plus Fund	•
Inflation-Protected Bond Fund	•		•
Intermediate Government Income Fund	•		•
Short Duration Government Bond Fund	•		•
Short-Term Bond Fund				•	•	•
Short-Term High Yield Bond Fund
Stable Income Fund	•		•
Strategic Income Fund	•
Total Return Bond Fund	•	•	•		•
Ultra-Short Duration Bond Fund	•	•
Ultra Short-Term Income Fund				•	•	•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”). All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Stable Income Fund and Total Return Bond Fund, which include the portfolios of investments and independent auditors’ report for the year ended May 31, 2004, and the unaudited financial statements for those Funds for the semi-annual period ended November 30, 2004, are hereby incorporated by reference to the Annual Report and Semi-Annual Report, respectively. The Prospectuses, Annual Report and Semi-Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

Effective as of the date of this SAI, the Institutional Class has been renamed the Administrator Class and the Select Class has been renamed the Institutional Class.

i

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the consolidation of such Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II (“Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization is June 9, 2003.

The Funds described in this SAI, except for the Corporate Bond, Government Securities, High Income, High Yield Bond, Inflation-Protected Bond, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra-Short Term Income Funds were created as part of either the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex, or the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Advantage Funds. The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies. The reorganization between Montgomery and the Trust followed the Funds’ adviser’s parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds’ adviser, Montgomery Asset Management, LLC (“MAM”).

The chart below indicates the predecessor Stagecoach, Norwest and Montgomery funds that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
Diversified Bond Fund	Norwest Diversified Bond Fund
Income Plus Fund	Stagecoach Strategic Income Fund
Intermediate Government Income Fund	Norwest Intermediate Government Income Fund
Short Duration Government Bond Fund	Montgomery Short Duration Government Bond Fund
Total Return Bond Fund	Montgomery Total Return Bond Fund
Stable Income Fund	Norwest Stable Income Fund

The Corporate Bond Fund will not commence operations until the second quarter of 2005.

The Diversified Bond Fund commenced operations on November 8, 1999, as successor to the Norwest Diversified Bond Fund. The predecessor Norwest Diversified Bond Fund commenced operations on November 11, 1994.

The Government Securities Fund will not commence operations until the second quarter of 2005.

The High Income Fund will not commence operations until the second quarter of 2005.

The High Yield Bond Fund commenced operations on November 29, 2002.

The Income Plus Fund commenced operations on November 8, 1999, as successor to the Stagecoach Strategic Income Fund. The predecessor Stagecoach Strategic Income Fund commenced operations on July 13, 1998. Effective at the close of business on May 17, 2002, the Class A, Class B and Class C shares of the Corporate Bond Fund were reorganized into the Class A, Class B and Class C shares, respectively, of the Income Plus Fund.

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The Inflation-Protected Bond Fund commenced operations on February 28, 2003.

The Intermediate Government Income Fund commenced operations on November 8, 1999, as successor to the Norwest Intermediate Government Income Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds. The predecessor Norwest Intermediate Government Income Fund commenced operations on November 11, 1994. The predecessor Stagecoach U.S. Government Income Fund commenced operations on January 1, 1992 and the predecessor Stagecoach U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust (“WFIT”). The predecessor WFIT Fund commenced operations on March 31, 1987. For accounting purposes, the Norwest Intermediate Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Intermediate Government Income Fund.

The Short Duration Government Bond Fund commenced operations on June 9, 2003, as successor to the Montgomery Short Duration Government Bond Fund. The predecessor fund commenced operations on December 18, 1992. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund.

The Short-Term Bond Fund will not commence operations until the second quarter of 2005.

The Short-Term High Yield Bond Fund will not commence operations until the second quarter of 2005.

The Stable Income Fund commenced operations on November 8, 1999, as successor to the Norwest Stable Income Fund. The predecessor Norwest Stable Income Fund commenced operations on November 11, 1994.

The Strategic Income Fund will not commence operations until the second quarter of 2005.

The Total Return Bond Fund (formerly named the Montgomery Total Return Bond Fund) commenced operations on June 9, 2003, as successor to the Montgomery Total Return Bond Fund. The predecessor fund commenced operations on June 30, 1997. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund.

The Ultra-Short Duration Bond Fund will not commence operations until the second quarter of 2005.

The Ultra Short-Term Income Fund will not commence operations until the second quarter of 2005.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government,

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its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

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(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”) or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy

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described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. These investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay

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interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations” below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds, except the Intermediate Government Income, Short Duration Government Bond and Total Return Bond Funds, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the

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issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more references. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Fixed Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income

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securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

Certain Funds may invest in debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available

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information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.

Certain Funds may also invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, these Funds may be affected favorably or unfavorably by currency exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

Certain Funds may enter into forward currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at

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any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

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Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

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Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

High Yield/Lower-Rated Debt Securities

Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

Certain Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 15% of its net assets in illiquid securities.

Inflation-Protected Debt Securities

The Inflation-Protected Bond Fund invests primarily in inflation-protected debt securities, which are instruments whose prices are indexed to a measure of inflation such as, for example, the Consumer Price Index. The value of these securities at maturity or their coupon rate is determined by reference to the specific measure of inflation to which they are linked.

The Fund’s yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-protected debt securities. The current income

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generated by the Fund will vary with changes in the measure of inflation to which the inflation-protected securities held in the Fund’s portfolio are linked and may be more or less than traditional debt securities.

The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Unlike traditional debt securities whose return is based on nominal interest rates that include inflation expectations as a component, the return on these securities is based on real interest rates that already take into account the inflation expectations of the market. As a result, interest payments will vary as the security’s principal is adjusted for inflation. Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities’ inflationary measure.

For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Interest Rate Protection Transactions

To manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may

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fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor.

Wells Fargo Bank, N.A. (“Wells Fargo Bank”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

Collateralized Mortgage Obligations (“CMOs”). The Funds may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Funds each may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

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The Funds may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal. In addition, the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be more volatile than other mortgage-related securities.

Mortgage Participation Certificates. The Funds also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of a Fund’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Other Investment Companies

Certain Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s total assets with respect to any one investment company and (iii) 10% of such Fund’s total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses,

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such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares: Certain Funds may invest in iShares Trust and iShares, Inc. (“iShares”), which are registered investment companies that consist of numerous separate series (each an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way as shares of stock of a publicly held company.

Participation Interests

Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A Securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established

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by the Trustees and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Short Sales

The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”). If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Funds and their shareholders.

Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Stripped Securities

The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

Certain Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Unrated Investments

Certain Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be

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purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Zero Coupon Bonds

Certain Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in the Prospectuses entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 118 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively, the “Fund Complex”). The address of each Trustee and officer is 525

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Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

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Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000
INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information As of the date of this SAI, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Funds																Aggregate Dollar Range of Equity Securities of Fund Complex**
	Corporate Bond Fund*	Diversified Bond Fund	Government Securities Fund*	High Income Fund*	High Yield Bond Fund*	Income Plus Fund	Inflation- Protected Bond Fund*	Intermediate Government Income Fund	Short Duration Government Bond Fund	Short- Term Bond Fund*	Short- Term High Yield Bond Fund*	Stable Income Fund	Strategic Income Fund*	Total Return Bond Fund	Ultra Short Duration bond Fund*	Ultra Short- Term Income Fund*
Independent Trustees
Thomas S. Goho
Peter G. Gordon
Richard M. Leach
Timothy J. Penny
Donald C. Willeke
Interested Trustees
Robert C. Brown
J. Tucker Morse

*	These Funds are expected to commence operations in the second quarter of 2005.

**	Includes Trustee ownership in shares of other funds within the entire fund complex (consisting of 188 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the Board reviewed the fees that would be payable for the new Funds and a detailed profitability analysis of the Adviser based on the fees that are payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including

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investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

The Board then reviewed statistical information regarding the performance and expenses of the existing Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a “Peer Group,” a group of funds that was similar to the specific Fund, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the Adviser’s background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers’ internal compliance policies relating to the respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered the sub-advisers’ investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which a sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-advisers’ procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which the sub-advisers select brokers and the factors that the sub-advisers consider prior to selecting a broker to execute portfolio transactions. One such factor was the

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sub-advisers’ consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust (“Master Portfolio”) and have “dormant” advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more Master Portfolios and have both active and dormant advisory arrangements at the gateway level.

As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Prior to 8/1/04	Effective 8/1/04
High Yield Bond Fund	0.60	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

Income Plus Fund	0.60	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

Inflation-Protected Bond Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

Intermediate Government Income Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

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Fund	Prior to 8/1/04	Effective 8/1/04
Short Duration Government Bond Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

Total Return Bond Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

Fund	Breakpoints	Annual Rate (as a percentage of net assets)
Corporate Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

High Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

Government Securities Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Short-Term Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Short-Term High Yield Bond Fund	0-4.99M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

Strategic Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40	% % % % %

Ultra-Short Duration Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

Ultra Short-Term Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30	% % % % %

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As described in the second category above, the Stable Income Fund invests 100% of its assets in a single respective Master Portfolio. Because this Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder fund level. However, in order to preserve flexibility to allow the Fund to either invest in more than one Master Portfolio or to convert to a stand-alone fund with a direct advisory relationship, the Fund has a “dormant” advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees as long as the gateway feeder Fund invest all (or substantially all) of their assets in one Master Portfolio. In the event that the Fund converts into a gateway blended Fund as described above, Funds Management as adviser would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Funds Management to the Master Portfolio of Master Trust in which the gateway feeder Funds invest.

Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)
			Prior to 8/1/04	Effective 8/1/04
Stable Income Fund	0.00	0.25	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

*	Represents the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a gateway blended Fund.

**	Represents the advisory fee payable to Funds Management as adviser to the Master Portfolio. This would be the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a stand-alone fund.

As described in the third category above, the Diversified Bond Fund invests its assets in two or more Master Portfolios. Funds Management determines the Master Portfolios in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each Master Portfolio. For these asset allocation services, Funds Management is entitled to receive a fee as indicated in the chart below. The Fund also has the dormant advisory arrangement described above with respect to the Stable Income Fund.

Gateway Feeder Fund	Active Advisory Fees	Dormant Advisory Fees*	Annual Rate (as a percentage of net assets)**
			Prior to 8/1/04	Effective 8/1/04
Diversified Bond Fund	0.25	0.25	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

*	Because the gateway blended Fund invests in two or more Master Portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

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For the periods indicated below, the following Funds paid to Funds Management the following advisory fees and Funds Management waived the indicated amounts:

Fund	05/31/04		05/31/03		05/31/02
	Funds Management		Funds Management		Funds Mgmt./Wells Fargo
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Diversified Bond	$240,610	$453,661	$217,903	$694,203	$262,542	$515,287
High Yield Bond[1]	$1,254,683	$238,175	$171,276	$67,112	N/A	N/A
Income Plus	$0	$477,048	$182,188	$266,202	$89,897	$229,193
Inflation-Protected Bond[2]	$0	$220,529	$0	$14,347	N/A	N/A
Intermediate Government Income	$2,688,815	$932,889	$2,947,032	$874,299	$2,886,678	$567,640
Stable Income[3]	$0	$0	$0	$0	$0	$0

[1]	The High Yield Bond Fund commenced operations on November 29, 2002.

[2]	The Inflation-Protected Bond Fund commenced operations on February 28, 2003.

[3]	Amounts allocated from the Master Portfolios.

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Short Duration Government Bond Fund and Total Return Bond Fund were created as part of the reorganization of the Montgomery Funds. For the fiscal year-ends indicated below, the Funds listed below paid to Funds Management, Wells Capital Management Incorporated. (“Wells Capital Management” or “WCM”) or MAM the following investment advisory fees, and Funds Management, WCM or MAM waived the indicated amounts:

Fund	05/31/04		06/30/03		06/30/02
	Funds Management		Funds Mgmt/ WCM/MAM*		MAM
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Short Duration Government Bond	$1,439,947	$1,076,065	$468,694	$2,336,788	$1,058,200	$0
Total Return Bond	$462,733	$630,134	$0	$271,820	$8,738	$0

*	For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002, through January 16, 2003, and to WCM for the period of January 17, 2003, through June 8, 2003. The Funds paid advisory fees to Funds Management for the period of June 9, 2003, through June 30, 2003.

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For the period of January 17, 2003, through June 8, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Short Duration Government Bond Fund and the Total Return Bond Fund pursuant to an interim investment management agreement. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

Fund	Average Daily Net Assets	Annual Rate
Short Duration Government Bond	First $500 million Over $500 million	0.50 0.40	% %
Total Return Bond	First $500 million Over $500 million	0.30 0.25	% %

The other Funds will not commence operations until the second quarter of 2005.

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Wells Capital Management, Galliard Capital Management, Inc. (“Galliard”), Peregrine Capital Management, Inc. (“Peregrine”) and Sutter Advisors LLC (“Sutter”) to serve as investment sub-advisers to the stand-alone Funds of the Trust and the Master Portfolios in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s and Master Trust’s Boards and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust’s and Master Trust’s Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a sub-adviser.

Funds Management has engaged Sutter as investment sub-adviser for the High Yield Bond Fund and Wells Capital Management as investment sub-adviser for the remaining stand-alone Funds of the Trust listed below. For providing sub-advisory services, Sutter and Wells Capital Management are entitled to receive fees as described below.

Fund	Sub-Advisory Fees
Corporate Bond	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Government Securities	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

High Income Bond	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

High Yield Bond	0-50M 50-100M >100M	0.50 0.40 0.30	% % %

Income Plus	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Inflation-Protected Bond	0-400M 400-800M >800M	0.15 0.125 0.10	% % %

Intermediate Government Income	0-400M 400-800M >800M	0.15 0.125 0.10	% % %

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Fund	Sub-Advisory Fees
Short Duration Government Bond	0-400M 400-800M >800M	0.15 0.125 0.10	% % %

Short-Term High Yield Bond	-400M 400-800M >800M	0.20 0.175 0.15	% % %

Short-Term Bond	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Strategic Income	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Total Return Bond	0-400M 400-800M >800M	0.15 0.125 0.10	% % %

Ultra-Short Duration Bond	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Ultra Short-Term Income	0-400M 400-800M >800M	0.20 .175 0.15	% % %

Funds Management has engaged Peregrine and Galliard to serve as investment sub-advisers to the Master Portfolios in which the Diversified Bond and Stable Income Funds invest, as listed in the chart below.

Fund	Master Portfolio	Sub-Adviser	Sub-Advisory Fees
	Managed Fixed Income Portfolio*	Galliard	0-500M 500-1500M >1500M	0.10 0.05 0.03	% % %

Diversified Bond	Strategic Value Bond Portfolio*	Galliard	0-500M 500-1500M >1500M	0.10 0.05 0.03	% % %

	Tactical Maturity Bond Portfolio	Peregrine	0-10M 10-25M 25-300M >300M	0.40 0.30 0.20 0.10	% % % %

Stable Income	Stable Income Portfolio*	Galliard	0-500M 500-1500M >1500M	0.10 0.05 0.03	% % %

*	Assets of the Managed Fixed Income Portfolio, Stable Income Fund/Portfolio and Strategic Value Bond Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Funds, and the breakpoints set forth above are based on the combined assets of such Funds.

As previously discussed, the Diversified Bond and Stable Income Funds are gateway Funds. Similar to the “dormant” investment advisory arrangement with Funds Management, each Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the Master Portfolios in which the Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more Master Portfolios. In the event that a gateway Fund redeems its assets from a Master Portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same

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rate the sub-adviser received from the Master Portfolio for investing the portion of the gateway Fund’s assets formerly invested in the Master Portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the Diversified Bond and Stable Income Funds are identical to the sub-advisory fees currently charged to the Master Portfolios in which each Fund invests, which are listed in the chart above.

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee
	Prior to 8/1/04	Effective 8/1/04
Class A, Class B, Class C and Advisor Class Shares	0.33%	0-4.99B 5-9.99B >9.99B	0.33 0.32 0.31	% % %
Administrator Class Shares	0.25%	0-4.99B 5-9.99B >9.99B	0.25 0.24 0.23	% % %
Institutional Class Shares	0.15%	0-4.99B 5-9.99B >9.99B	0.15 0.14 0.13	% % %
Investor Class and Class Z Shares	N/A	0-4.99B 5-9.99B >9.99B	0.50 0.49 0.48	% % %

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Administrative Fees Paid. For the fiscal year ends shown in the table below, the following administrative fees, and the administrator waived the indicated fees:

Fund	05/31/04	05/31/03	05/31/02
	Funds Mgmt.	Funds Mgmt.	Funds Mgmt.
Diversified Bond	$694,271	$696,129	$466,697
High Yield Bond[1]	$821,072	$30,985	N/A
Income Plus[2]	$257,176	$92,842	$79,775
Inflation-Protected Bond	$123,938	$0	N/A
Intermediate Government Income	2,036,833	$952,783	$1,055,362
Stable Income	$2,007,872	$0	$15,992

[1]	The High Yield Bond Fund commenced operations on November 29, 2002.

[2]	The Inflation-Protected Bond Fund commenced operations on February 28, 2003.

Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Short Duration Government Bond Fund and Total Return Bond Fund were created as part of the reorganization of the Montgomery Funds. For the fiscal year-ends indicated below, the Funds listed below and their predecessor portfolios paid the following amounts to Funds Management and/or MAM for administration services. Prior to June 9, 2003, MAM served as administrator to the predecessor portfolios of these Funds.

Fund	05/31/04	06/30/03	06/30/02
	Funds Mgmt.	Funds Mgmt./MAM	MAM
Montgomery Short Duration Government Bond	$1,331,667	$280,553	$183,626
Montgomery Total Return Bond	$529,542	$0	$75,793

The other Funds will not commence operations until the second quarter of 2005.

Distributor

Stephens Inc. (“Stephens,” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds in the second quarter of 2005. The Funds that offer Class B and Class C shares have adopted a distribution plan (the “Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related

31

services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor has assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments.

The table below shows the distribution-related expenses paid to Stephens by the Funds for the fiscal year ended May 31, 2004.

Distribution Fees Paid, Fiscal Year Ended May 31, 2004

Fund/Class	Total	Advertising	Printing/ Mailing	Comp. to Underwriters	Comp. to Br./Dlrs.	Other*
High Yield Bond
Class B	$171,367	$0	$0	$0	$0	$171,367
Class C	$173,454	$0	$0	$4,743	$168,711	N/A
Income Plus
Class B	$329,905	$0	$0	$0	$0	$329,905
Class C	$72,458	$0	$0	$41,800	$30,658	N/A
Inflation-Protected Bond
Class B	$58,940	$0	$0	$0	$0	$58,940
Class C	$65,716	$0	$0	$5,009	$60,707	N/A
Intermediate Government Income
Class B	$476,492	$0	$0	$0	$0	$496,492
Class C	$218,261	$0	$0	$136,688	$81,573	N/A
Short Duration Government Bond
Class B	$60,682
Class C	$256,678			$23,313	$233,365	$60,682
Total Return Bond
Class B	$46,266
Class C	$43,568			$3,399	$40,169	$46,266
Stable Income
Class B	$318,538	$0	$0	$0	$0	$318,538

*	Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

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The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees, and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or

33

related Shareholder Servicing Agreements may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except the Diversified Bond and Stable Income Funds. The Diversified Bond and Stable Income Funds, as gateway Funds, are not charged a custody fee at the gateway level.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund complex wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for the Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

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Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis in the second quarter of 2005. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the Funds’ past three fiscal years, the aggregate dollar amount of underwriting commissions paid to and retained by Stephens were as follows:

Year Ended 05/31/04		Year Ended 05/31/03*		Year Ended 05/31/02
Paid	Retained	Paid	Retained	Paid	Retained
$1,376,762	$66,123	$841,466	$89,747	$560,946	$69,537

*	Includes commissions paid by the Short Duration Government Bond and Total Return Bond Funds for the period of June 9, 2003, through June 30, 2003.

Funds Distributor Inc. served as the principal underwriter for the predecessor portfolios of the Short Duration Government Bond Fund and the Total Return Bond Fund. These predecessor portfolios did not pay any underwriting commissions during their past three fiscal years.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Advisers each has adopted a code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and Sub-Advisers are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of the Funds is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid

35

price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.” The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. The administrator use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares

36

purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for purchases of Class A shares of each Fund, except the Stable Income, Short Duration Government Bond, and the Ultra-Short Duration Bond Funds, is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Allowance as % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The dealer reallowance for purchases of Class A shares of the Stable Income Fund and Ultra- Short Duration Bond Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Allowance as % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 to $99,999	1.50%	1.52%	1.25%
$100,000 to $249,999	1.00%	1.01%	0.85%
$250,000 to $499,999	0.75%	0.76%	0.70%
$500,000 to $999,999	0.50%	0.50%	0.50%
$1,000,000 and over[1]	0.00%	0.00%	0.50%

[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund’s approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The dealer reallowance for purchases of Class A shares of the Short Duration Government Bond Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Allowance as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 to $99,999	2.50%	2.56%	2.00%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over[1]	0.00%	0.00%	0.50%

[1]

We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund’s approval. The CDSC percentage you pay on

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Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Advantage Funds may purchase additional shares of the class of Funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargofunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo income fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Certain Former Fiduciary Accounts. Certain former fiduciary accounts that were previously invested in a Wells Fargo Advantage Fund may use the proceeds of the redemption from such Fund to purchase Class A shares of any Wells Fargo Advantage Fund at NAV. Shareholders may be required to provide appropriate proof of eligibility for this sales charge reduction.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain

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the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-Advisers are required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Advisers will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Advisers’ trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser under the advisory contracts, and the expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment

39

objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

The investment process for the Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund, may at times, result in a higher-than-average portfolio turnover rate and increased trading expenses, and may generate short-term capital gains. The portfolio turnover rate for the Total Return Bond Fund varied significantly over its past two fiscal years and the portfolio turnover rate for both of the Funds was higher-than-average over the past fiscal year due in large part to the Funds’ trading of relative value securities and holding of temporary Treasury positions. Historically, higher turnover within the Funds has often resulted in higher risk-adjusted returns, with minimal trading transaction costs.

Brokerage Commissions. For the last three fiscal years the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions.

Fund	Brokerage Commissions Paid
	05/31/2004	05/31/2003	5/31/2002
Diversified Bond Fund	$0	$3,680	$2,336
Income Plus Fund	$0	$13,633	$1,229
Stable Income Fund	$0	$19,765	$26,436

No commissions were paid to affiliated brokers. For the past fiscal years ended May 31, 2004, June 30, 2003, June 30, 2002, and June 30, 2001, the Short Duration Government Bond Fund and the Total Return Bond Fund and their predecessor portfolios paid no brokerage commissions on brokerage transactions.

Directed Brokerage Transactions. For the fiscal year ended May 31, 2004, the Funds did not direct brokerage transactions to a broker for research-related services. In addition, for the fiscal year ended June 30, 2003, the Short Duration Government Bond Fund and the Total Return Bond Fund and their predecessor portfolios did not direct brokerage transactions to a broker for research-related services.

Securities of Regular Broker-Dealers. As of May 31, 2004, the most recent fiscal year-end for the Funds, the following Funds held securities of their regular broker-dealers, as shown below:

Fund	Broker /Dealer	Share Value
High Yield Bond	JP Morgan Chase	$506,525
Income Plus	Goldman Sachs	$1,038,344
	Bear Stearns	1,024,372
	Lehman Brothers	415,753
	JP Morgan Securities	304,359
	Credit suisse First Boston	243,824
	Salomon Smith Barney	322,172
	Bank of America	475,875
	Wachovia	526,512
	Jefferies	191,973
	Merrill Lynch	494,565
	Citigroup	719,689
	Morgan Stanley	1,165,355
Intermediate Term Government Income	Bear Stearns	$5,154,699
	Credit Suisse First Boston	3,946,032
	Bear Stearns	7,395,766
	Salomon Smith Barney	2,719,760
Short Duration Government Bond	Citigroup	9,300,131
Total Return Bond	Bank of America	$1,519,699
	Wachovia Securities	1,186,491
	Bear Stearns	13,771,000
	Citigroup	11,905,557
	Goldman Sachs	888,412
	JP Morgan Securities	3,093,672
	Morgan Stanley	818,322
	Merrill Lynch	521,937

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FUND EXPENSES

From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing a prospectus (except the expense of printing and mailing a prospectus used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Trustees deem equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts

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(“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and

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eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of May 31, 2004, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated: Income Plus Fund, $1,519,396 (expires 2008), $3,794,875 (expires 2009), $1,439,682 (expires 2010) and $484,626 (expires 2011); Intermediate Government Income Fund, $1,603,624 (expires 2005), $44,683 (expires 2006), $8,798,825 (expires 2007), $17,842,488 (expires 2008) and $8,757,525 (expires 2012); Short Duration Government Bond Fund, $1,147,920 (expires 2012); Total Return Bond Fund, $461,924 (expires 2012); and Stable Income Fund, $112,699 (expires 2005), $95,212 (expires 2006), $106,433 (expires 2007), $185,398 (expires 2008), $88,159 (expires 2009), $623,902 (expires 2011) and $688,653 (expires 2012). If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carryforwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and

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gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., ”passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold. It is expected that the Inflation-Protected Bond Fund will have such OID income.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

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Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply

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to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

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Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government, if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate. Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of

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15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of a Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the

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distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

Funds Trust, Master Trust and Wells Fargo Variable Trust (the “Trusts”) and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting

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responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of

50

interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also

51

release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

52

CAPITAL STOCK

The Funds are sixteen of the Funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below, as of March     , 2005, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or

53

more of the voting securities as a whole. The term “N/A” is used where a shareholder holds 5% or more of a Class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF MARCH     , 2005 [TO BE UPDATED]

Fund	Name and Address	Type of Ownership	Percentage of Class
DIVERSIFIED BOND

Institutional Class	Wells Fargo Bank NA FBO Acct #2100014356-4 Diversified Bond Fund I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank NA FBO Acct #2100014357-7 Diversified Bond Fund I Attn: Mutual Funds OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank NA FBO Acct #2100014358-0 Diversified Bond Fund I Attn: Mutual Funds OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

HIGH YIELD BOND

Class A	Wells Fargo Bank NA FBP Acct#2277700021-4 WF Sutter High Yield CB Pens Plan 12222133 P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank NA, FBO Wells Fargo Income Plus Fund 214775 PO Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo & Company Acct#2466649841-4 550 California Street MAC A0112-144 ATTN: Juan Santa Cruz San Francisco, CA 94104-1010	Record

	Charles Schwab & Co Inc Acct#2100011534-3 Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4122	Record

	Wells Fargo Bank NA, FBO Wells Fargo Income Plus Fund 12699200 PO Box 1533 Minneapolis, MN 55480-1533	Record

54

Fund	Name and Address	Type of Ownership	Percentage of Class
Class B	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Record

Class C	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Record

INCOME PLUS

Class A	Wells Fargo Bank NA FBO AFCTS –California Preneed Funeral 14840500 P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Charles Schwab & Co, Inc. Special Custody Account Exclusively FBO The Customers 101 Montgomery Street San Francisco, CA 94104-4122	Record

	Wells Fargo Bank NA FBO AFCTS - Endowment Care-Fixed 15651900 PO Box 1533 Minneapolis MN 55480-1533	Record

Class B	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Record

Class C	EMJAYCO OMNIBUS Account PO Box 170910 Milwaukee, WI 53217-0909	Record

	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Record

INFLATION-PROTECTED BOND

Class A	Charles Schwab & Co Inc Acct# 2100011534-3 Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94101-4122	Record

	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Record

55

Fund	Name and Address	Type of Ownership	Percentage of Class
	State Street Bank & Trust Co Cust for the Rollover IRA of Joan F Whitehead 7393 Mines Road Livermore, CA 94550-9142	Record

Class B	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Record

Class C	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Record

	MLPF & S For the Sole Benefit Of its Customers ATTN: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Record

Institutional Class	Wells Fargo Bank NA FBO Diversified Equity I ATTN: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank NA FBO Diversified Equity I ATTN: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

INTERMEDIATE GOVERNMENT INCOME

Class A	PFPC Brokerage Series FBO Wells Fargo 211 South Gulph Road King of Prussia, PA 19406-0001	Record

	Wells Fargo Bank MN NA FBO Intermediate US Govt Fund Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record

Class B	American Enterprise Investment Services FBO 89000611 PO Box 9446 Minneapolis, MN 55440-9446	Record

Class C	N/A

Institutional Class	Wells Fargo Bank MN NA Acct #210014380-7 Interim US Gov’t Fund I C/O Mutual Fund Processing P.O. Box 1450 NW 8477 Minneapolis, MN 55485-1450	Record

	Wells Fargo Bank MN NA Acct #210014381-0 Interim US Gov’t Fund I C/O Mutual Fund Processing P.O. Box 1450 NW 8477 Minneapolis, MN 55485-1450	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class
	Wells Fargo Bank MN NA Acct #210014383-6 Interim US Gov’t Fund I C/O Mutual Fund Processing P.O. Box 1450 NW 8477 Minneapolis, MN 55485-1450	Record

SHORT DURATION GOVERNMENT BOND

Class A	MLPF&S for the Sole Benefit Of its Customers Attn Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	Record

	Charles Schwab & Co Ince Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4122	Record

	Wells Fargo Investments LLC A/C 4196-1269 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record

Class B	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis MN 55440-9446	Record

Class C	N/A

Institutional Class	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-0001	Record

	Prudential Investment Mgmt Serv FBO Mutual Fund Clients ATTN Pruchoice Unit Mail Stop 194-201 194 Ave S Iselin NJ 08830-2710	Record

TOTAL RETURN BOND

Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-0001	Record

	Wells Fargo Bank NA FBO 13357300 PO Box 1533 Minneapolis MN 55480-1533	Record

Class B	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis MN 55440-9446	Record

57

Fund	Name and Address	Type of Ownership	Percentage of Class
Class C	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis MN 55440-9446	Record

Institutional Class	Wells Fargo Bank MN NA FBO Omnibus Account (Reinv/Reinv) PO Box 1533 Minneapolis MN 55480-1533	Record

	Wells Fargo Bank MN NA FBO Omnibus Account (Cash/Cash) PO Box 1533 Minneapolis MN 55480-1533	Record

	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco CA 94104-4122	Record

Select Class	Methuen Contributory Retirement System 41 Pleasant St Ste 303 Methuen MA 01844-3179	Record

	Juvenile Diabetes Research Foundation Intl 120 Wall St Fl 19 New York NY 10005-4000	Record

	Citistreet as Custodian For the Benefit of BWXT Y-12 ATTN David Nelson 105 Rosemont Ave Westwood MA 02090-2318	Record

	Local 183 Insurance Trust Fund U/A 07/12/2000 MPP Plan 52-35 Barnett Ave Long Island NY 11104-1017	Record

	NFSC FEBO # U19-211583 USB FBO Museum of Art FD/Wells Capital 19-5845 PO Box 1787 Milwaukee WI 53201-1787	Record

Class A	Charles Schwab & Co. Inc. Special Custody Account Exclusively FBO the Customers 101 Montgomery St. San Francisco, CA 94104-4122	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class
	NFSC FEBO # 251-042927 Reliance Trust Company Reliance Trust Company TTEE U/A 10/01/01 3384 Peachtree Rd. NE Suite 900 Atlanta, GA 30326-2828	Record

	Wells Fargo Investments LLC A/C 2060-0454 608 Second Avenue Siuth 8th Fl Minneapolis MN 55402-1916	Record

Class B	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis MN 55440-9446	Record
Class C	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis MN 55440-9446	Record
Institutional Class	Wells Fargo Bank MN NA Acct #2100014418-1 STABLE INCOME FUND I c/o Mutual Fund Processing P.O. Box 1533 Minneapolis, MN 55485-0001	Record

	Wells Fargo Bank MN NA Acct #2100014417-8 STABLE INCOME FUND I c/o Mutual Fund Processing P.O. Box 1450 NW 8477 Minneapolis, MN 55485-1450	Record

	First American Exchange Company LLC 1 American Way Santa Ana CA 92707	Record

Institutional Class	Wells Fargo Bank N A OMNIBUS Account R/R C / O Mutual Fund Processing PO Box 1533 Minneapolis, MN 55480-1533	Record

Wells Fargo Bank NA OMNIBUS Account C/C C / O Mutual Fund Processing PO Box 1533 Minneapolis, MN 55480-1533

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

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OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Diversified Bond, High Yield Bond, Income Plus, Inflation-Protected Bond, Intermediate Government Income, Short Duration Government Bond, Stable Income and Total Return Bond Funds for the fiscal year ended May 31, 2004, are hereby incorporated by reference to the Funds’ Annual Reports.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

A-1

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

A-2

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-3

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

Dated April 11, 2005

WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND

WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

WELLS FARGO ADVANTAGE NATIONAL LIMITED TERM TAX-FREE FUND

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND

WELLS FARGO ADVANTAGE NEBRASKA TAX-FREE FUND

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, Institutional Class, and

Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about twelve funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage California Limited Term Tax-Free, California Tax-Free, Colorado Tax-Free, Intermediate Tax-Free, Minnesota Tax-Free, Municipal Bond, National Limited Term Tax-Free, National Tax-Free, Nebraska Tax-Free, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds. Each Fund, except the California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, and Nebraska Tax-Free Funds, is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class Z shares are currently closed to new investors.

Fund	Retail (A,B,C)	Z	Administrator	Advisor	Institutional	Investor
California Limited-Term Tax-Free Fund	•		•		•
California Tax-Free Fund	•		•		•
Colorado Tax-Free Fund	•		•		•
Intermediate Tax-Free Fund						•
Minnesota Tax-Free Fund	•	•	•		•
Municipal Bond Fund						•
National Limited Term Tax-Free Fund	•		•		•
National Tax-Free Fund	•		•		•
Nebraska Tax-Free Fund			•		•
Short-Term Municipal Bond Fund	•					•
Ultra Short-Term Municipal Income Fund				•	•	•
Wisconsin Tax-Free Fund	•					•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”), dated April 11, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the California Limiter-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited Term Tax-Free Fund, National Tax-Free Fund, and Nebraska Tax-Free Fund, which include the portfolios of investments and independent auditors’ report for the year ended June 30, 2004, and for the semi-annual period ended December 31, 2004, are hereby incorporated by reference to the Annual Report and SemiAnnual Report, respectively. Copies of the Prospectuses and Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

Effective as of the date of this SAI, the Institutional Class has been renamed the Administrator Class and the Select Class has been renamed the Institutional Class.

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HISTORICAL FUND INFORMATION

The California Limited-Term Tax Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, National Limited-Term Tax-Free, and National Tax-Free Funds in this SAI were created as part of the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or “WFB”), and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The reorganization followed the merger of the advisers’ parent companies.

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds described above. Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On May 9, 2000, the Board of Trustees of Great Plains Funds (“Great Plains”) and the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the Great Plains Tax-Free Bond Fund to the Trust’s Nebraska Tax-Free Fund. The Nebraska Tax-Free Fund was organized as the successor fund to the Great Plains Tax-Free Bond Fund, which was reorganized into the Nebraska Tax-Free Fund effective September 11, 2000.

The chart below indicates the predecessor Stagecoach, Norwest and Great Plains Funds that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds	Predecessor Funds
California Limited Term Tax-Free	Stagecoach California Tax-Free Income
California Tax-Free	Stagecoach California Tax-Free Bond
Colorado Tax-Free	Norwest Colorado Tax-Free
Minnesota Tax-Free	Norwest Minnesota Tax-Free
National Limited Term Tax-Free	Norwest Limited Term Tax-Free
National Tax-Free	Norwest Tax-Free Income
Nebraska Tax-Free	Great Plains Tax-Free Bond

The California Tax-Free and California Limited-Term Tax-Free Funds (sometimes referred to as the “California Funds”) commenced operations on November 8, 1999, as successor to the Stagecoach California Tax-Free Bond and Stagecoach California Tax-Free Income Funds, respectively. The California Funds were originally organized as funds of Stagecoach. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. (“Overland”) was reorganized with and into the Stagecoach California Tax-Free Bond Fund. The California Tax-Free Bond Fund of Overland commenced operations on October 6, 1988.

The Colorado Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Colorado Tax-Free Fund. The predecessor Norwest Fund commenced operations on June 1, 1993.

The Intermediate Tax-Free Fund will commence operations in the second quarter of 2005.

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The Minnesota Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Minnesota Tax-Free Fund. The predecessor Norwest Fund commenced operations on January 12, 1988. On November 16, 2001, the Minnesota Tax-Free Fund acquired all of the net assets of the Minnesota Intermediate Tax-Free Fund.

The Municipal Bond Fund will commence operations in the second quarter of 2005.

The National Limited Term Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Limited Term Tax-Free Fund. The predecessor Norwest Fund commenced operations on October 1, 1996.

The National Tax-Free Fund commenced operations on November 8, 1999, as successor to the Stagecoach National Tax-Free Fund and the Norwest Tax-Free Income Fund. For accounting purposes, the Norwest Tax-Free Income predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Tax-Free Income Fund. The predecessor Norwest Tax-Free Income Fund commenced operations on August 1, 1989. On February 23, 2001, the National Tax-Free Fund acquired all of the net assets of the First Achievement Idaho Municipal Bond Fund and First Achievement Municipal Bond Fund. On May 20, 2002, the National Tax-Free Fund acquired all of the net assets of the Wells Fargo Arizona Tax-Free Fund and the Wells Fargo Oregon Tax-Free Fund.

The Nebraska Tax-Free Fund commenced operations on September 11, 2000, as successor to the Great Plains Tax-Free Bond Fund. The predecessor Great Plains Tax-Free Bond Fund commenced operations on September 29, 1997 as the public successor to a common trust fund that incepted on August 31, 1989.

The Short-Term Municipal Bond Fund will commence operations in the second quarter of 2005.

The Ultra Short-Term Municipal Income Fund will commence operations in the second quarter of 2005.

The Wisconsin Tax-Free Fund will commence operations in the second quarter of 2005.

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INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that (i) this restriction does not limit a Fund’s investments in securities of other investment companies, (ii) this restriction does not limit a Fund’s investments in municipal securities, (iii) each Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (iv) each Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

(2) except for the California Limited-Term Tax-Free, California Tax-Free, Minnesota Tax-Free, and Nebraska Tax-Free Funds, purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

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(9) with respect to the California Limited Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, National Limited Term Tax-Free Fund, National Tax-Free Fund, Nebraska Tax-Free Fund and Wisconsin Tax-Free Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) for the state-specific Funds, in investments the income from which is also exempt from such state’s income tax; nor

(10) with respect to the Municipal Bond Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

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General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

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Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes, see “ “Floating- and Variable-Rate Obligations” below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable-rate demand notes and variable- rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Statistical Organization (“NRSRO”).

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Convertible Securities

The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While a Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Diversification

The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, and Nebraska Tax-Free Funds are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund.

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However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further below under “Federal Income Taxes.”

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds’ use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Fixed Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest

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fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Geographic Concentration

The Funds, except for the Intermediate Tax-Free, Municipal Bond, National Limited Term Tax-Free, National Tax-Free, Short-Term Municipal Bond and Ultra Short-Term Municipal Income Funds, invest substantially all of their assets in municipal securities issued by issuers within a particular state and the state’s political subdivisions. Those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

To the extent a Fund’s investments are primarily concentrated in issuers located in a particular state, the value of the Fund’s shares may be especially affected by factors pertaining to that state’s economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund’s assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and

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other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal and interest on private activity securities will depend on the economic condition of the facility specific revenue source from whose revenues the payments will be made, which in turn, could be affected by economic, political or demographic conditions in the state.

High Yield/Lower-Rated Debt Securities

Certain Funds may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher- rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Funds may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish each Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 15% of its net assets in illiquid securities.

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Guaranteed Investment Contracts

Guaranteed investment contracts (“GICs”) are issued by insurance companies. In purchasing a GIC, a Fund contributes cash to the insurance company’s general account and the insurance company then credits to the Fund’s deposit fund on a monthly basis guaranteed interest at a specified rate. The GIC provides that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments. GICs are typically unrated.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank Minnesota, N.A. (“Wells Fargo Bank MN” or “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

Certain Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees,

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including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

Collateralized Mortgage Obligations (“CMOs”). Certain Funds may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). Certain Funds each may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

Certain Funds may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. Certain Funds also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a

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particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of a Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of a Fund’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds

The Funds invest in municipal bonds. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder’s alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund’s portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes

The Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

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TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in a Fund’s portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.

Municipal Securities

Stand-by Commitments. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund’s portfolio of securities.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s total assets with respect to any one investment company, and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

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Participation Interests

Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the

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securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Stripped Securities

The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds may not purchase stripped mortgage-backed securities. The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Swaps, Caps, Floors and Collars

A Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate “caps,” “floors” and “collars.” Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually based principal amount (the “notional principal amount”) is tied to a reference pool of mortgages. Currency swaps’ notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s Investors Services (“Moody’s), Standard & Poor’s (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

SPECIAL CONSIDERATIONS AFFECTING

CALIFORNIA MUNICIPAL OBLIGATIONS

Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official Statements relating to securities offerings of the State of California and various local agencies available as of the date of this SAI. While the Trust has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

The California Economy and General Information

The economy of the State of California is the largest among the 50 states and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Following a deep recession from mid-1990 through late 1993, California’s economy, mirroring that of the nation, experienced an unprecedented economic boom due in large part to growth in the high-technology sector. The economy surged from 1995 through 2000, bringing record

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revenues to the State’s General Fund. During the second half of the 1990’s, the General Fund took in combined tax revenues that exceeded initial annual revenue projections. These additional funds were largely directed to school spending as mandated by Proposition 98 (described below) and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted – particularly for education, new capital outlay projects were funded from current receipts and significant tax reductions were enacted.

In early 2001, however, California’s economy went into a recession, losing approximately 275,000 jobs between January 2001 and January 2002. A decline in revenues from the personal income tax on capital gains and stock options, brought on by the weak performance of the stock market through 2002 and exacerbated by the tragic events of September 11, 2001, have directly impacted the State’s economy. The impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector, in exports and in tourism and related industries. Fuel and other energy prices have also risen sharply, affecting state and local government economies. California’s fiscal year begins on July 1 and ends on June 30 of each year, and the annual budget must be passed by the vote of 2/3 of both houses of the State Legislature. On January 10, 2003, the Governor released his proposed budget for fiscal year 2003-04 (the “2003 Governor’s Budget”), which projected revenues of $61.7 billion and a budget shortfall of $34.6 billion. As of July 1, 2003, the expected shortfall for 2003-04 as announced by the office of the Governor had increased to $38.2 billion. The bulk of the reduced revenue is directly attributable to an approximately $13 billion drop in personal income taxes from stock option and capital gains activity. The change in the State’s fiscal condition also reflects a more than $6 billion drop in revenues as compared to revenue projections in the 2002 Governor’s Budget. The Department of Finance estimates that as of June 30, 2002, taking into account the approximately $6.3 billion loan from the Special Fund for Economic Uncertainties (“SFEU”) to the Department of Water Resources, the State’s General Fund had an actual deficit of $2.1 billion. On August 2, 2003, the Governor signed the 2003 Budget Act. While the 2003 Budget balances the State’s finances for the current fiscal year, it creates an approximately $8 billion structural deficit and includes large spending reductions, borrowings, fund shifts and revenue assumptions. At the present time, no assurances can be made as to actual amounts available to the State of California from the General Fund or other sources.

Bond Ratings

Three major credit rating agencies, Moody’s, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

As of February 10, 2003, the State’s general obligation bonds were rated A2 by Moody’s, A by Standard & Poor’s and A by Fitch Ratings. On February 10, 2003, Moody’s lowered its rating from A1 to A2 to reflect the magnitude of the imbalance between the State’s revenues and expenditures, and the expectation that the State will be unable to sufficiently address the imbalance in the upcoming fiscal year. In August 2003, Moody’s further lowered its rating from A2 to A3. In December 2002, citing the sharply higher General Fund deficit for fiscal year 2002-03 and the anticipated deficit for fiscal year 2003-04, Standard & Poor’s lowered its rating from A+ to A. In July 2003, Standard & Poor’s further lowered its rating from A to BBB. Similarly, in February 2002, Fitch Ratings lowered its rating from AA to A, citing continuing financial pressures on the State since 2001. California’s overall credit rating ranks fiftieth out of the fifty states. While it is not presently possible to determine whether, or the extent to which, Moody’s, S&P or Fitch Ratings will change such ratings in the future, there may be further downgrades in the State’s credit ratings.

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State Finances

The moneys of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State’s Treasury and not required by law to be credited to any other fund, as well as earnings from State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. The General Fund may be expended as the result of appropriation measures by the California Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The SFEU is funded by General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State’s Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

Fiscal Year 2002-03 Budget. The 2002-03 Governor’s Budget (the “2002 Governor’s Budget”) projected a fall-off in General Fund Revenues due to the national economic recession combined with the decline in the stock market, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and market decline. As a result, the projected combined budget gap for 2001-02 and 2002-03, presented in the 2002 Governor’s Budget, was approximately $12.5 billion. However, the May revision to the 2002 Governor’s Budget projected further deterioration in revenues of $9.5 billion and additional expenditures of $1.6 billion. The result was a combined budget gap in 2001-02 and 2002-03 of $23.6 billion.

2002 Budget Act. On September 5, 2002, the Governor signed the 2002 Budget Act. The Budget Act initially projected total General Fund revenues and transfers of $79.2 billion and expenditures of $76.7 billion in 2002-03. The 2002 Budget Act also included Special Fund expenditures of $19.3 billion with expected Special Fund revenues of $14.7 billion, and $2.8 billion of Bond Fund expenditures. The 2002 Budget Act assumed a General Fund budget reserve (as a balance in the SFEU as of June 30, 2003) of approximately $1 billion. The revenue estimates have proven to be substantially overstated due in large part to the failure of the economy to recover as anticipated. Based upon revised estimates in the 2003 Governor’s Budget, the General Fund’s revenues and transfers in 2002-03 totaled approximately $73.1 billion, expenditures totaled approximately $75.5 billion and the estimated SFEU deficit as of June 30, 2003, was $5.9 billion.

Subsequent Developments. In mid-2002, the Governor notified all state agencies to prepare all fiscal year 2003-04 budget proposals for a cut in state funding of at least 20%. On November 21, 2002, the Governor further directed state agencies to take immediate action to reduce any non-critical or non-essential activities. Within a few months following the adoption of the 2002 Budget Act, it became clear that anticipated economic recovery was not going to occur and that the economy was remaining stagnant. It became apparent, therefore, that revenue projections for the 2002-03 fiscal year were significantly overstated. In November 2002, the Legislative Assistant issued a report (the “LAO Report”) indicating that, absent corrective actions, the General Fund would have a budget deficit of approximately $6.1 billion by the end of fiscal year 2002-03 (as compared to the $1 billion reserve balance predicted in the 2002 Budget Act) and a cumulative budget deficit of over $21 billion by the end of the 2003-04 fiscal year. On January 10, 2003, the 2003 Governor’s Budget was released, which projected a further significant downward revision in State revenues as a result of the unexpected sluggish economic recovery. The decline was mainly due to

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weak personal income tax revenues, which dropped by nearly 26% in the 2001-02 and 2002-03 fiscal years, and as of July 1, 2003, the office of the Governor projected a combined budget shortfall for fiscal 2002-03 and 2003-04 of $38.2 billion.

The 2003 Governor’s Budget projected revenues for the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to decreased personal income tax revenues, which are particularly impacted by the stock market’s decline. The 2003 Governor’s Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal 2002-03 and 2003-04, respectively. The estimate for fiscal year 2002-03 included approximately $2.8 billion of transfers and loans. In the May 2003 revision, released on May 14, 2003 (the “2003 May Revision”), the State proposed to take a number of major actions to close the $38.2 billion budget shortfall for the 2002-03 and 2003-04 fiscal years combined. These actions included certain expenditure reductions in the areas of education and health and human services, the realignment of various government funded programs related to mental health, substance abuse, children and long-term care, shifting of State funds and the issuance of additional debt.

2003 Budget Act. On August 2, 2003, the Governor signed the 2003 Budget Act (“2003 Budget”). The 2003 Budget overcame a gap of approximately $38.1 billion through a combination of spending reductions, borrowing, fund shifts and revenue assumptions. The major gap-filling measures include $13.7 billion in spending reductions and savings, $3.9 billion from the elimination of the vehicle license fee payments to municipal governments, $10.7 billion in deficit financing including the issuance of additional bonds, $4.5 billion in additional revenues, including $2.2 billion in federal funds received from the state fiscal relief provisions of the federal tax bill and $680 million from tribal gaming activities, $4.4 billion from internal borrowing and fund shifts and $2.3 billion from other borrowing activities, including the sale of bonds backed by the State’s payments from the national settlement between states and the tobacco industry and pension obligation bonds. The 2003 Budget authorizes total spending of $98.9 billion, of which $70.8 billion is from the General Fund, $20.5 billion is from special funds, and $7.5 billion is from bond funds. The 2003 Budget, while balanced for fiscal year 2003-04, is based in part on the generation of revenue through the issuance of additional debt and transfers between funds of currently existing debt. Due to the projected timing of the debt issuances and repayment schedules therefor, the 2003 Budget creates a structural deficit of roughly $8 billion for fiscal year 2004-05.

State Indebtedness

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

Capital Facilities Financing. General Obligation Bonds and Commercial Paper Program. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of January 1, 2003, the State had outstanding $25.7 billion aggregate principal amount of long-term general obligation bonds and unused voter authorizations for the future issuance of $29.2 billion of long-term general obligation bonds, including up to $16.1 billion of commercial paper notes (and as of that date $472.5 million aggregate principal amount of general obligation commercial paper notes was outstanding).

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Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease, which provides the source of payment of the debt service on the lease-purchase bonds. The State had $6.7 billion General Fund-supported lease-purchase debt outstanding at January 1, 2003. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4.1 billion authorized and unissued as of January 1, 2003. In addition, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by State leases.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects that are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $30.5 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2002.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes (the “2001 RANs”) on October 4, 2001, that matured on June 28, 2002. To provide additional cash resources necessary to pay the State’s obligations at the end of June 2002 and into the first few months of the 2002-03 fiscal year, the State issued $7.5 billion of Revenue Anticipation Warrants (“2002 RAWs”). The 2002 RAWs were repaid in October and November 2002. The State issued a total of $12.5 billion of 2002-03 RANs (“2002 RANs”) in October 2002 and November 2002 to partially fund its cash flow needs in the 2002-03 fiscal year, including repayment of the 2002 RAWs issued in June 2002.

The cash flow estimates for the 2002-03 fiscal year reflect the receipt of $6.6 billion from the sale of Department of Water Resources (“CDWR”) power revenue bonds in November 2002 and $2.5 billion from the sale of tobacco litigation settlement payments in January 2003. The cash flow estimates project the receipt of $2.0 billion from a second sale of tobacco litigation settlement payments currently scheduled for April 2003. If the General Fund is projected to have insufficient resources to pay the 2002 RANs, the Controller is authorized to issue additional RAWs. It may also be necessary to issue additional RAWs to repay obligations in the first part of the 2003-04 fiscal year (as was the case in 2002). On February 6, 2003, the State Controller announced that it was likely the State would have to issue between $2 billion and $8 billion of RAWs before the end of June 2003, but to date, no new RAWs have been issued.

Changes in California Constitutional and Other Laws

In 1978, California voters approved an amendment to the California Constitution known as “Proposition 13,” which added Article XIIIA to the California Constitution. Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California’s General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the State so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay

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their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the State from spending certain appropriations in excess of an appropriation’s limit imposed for each state and local government entity. If revenues exceed such appropriation’s limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

In 1988, California voters approved “Proposition 98,” which amended Article XIIIB and Article XVI of the State’s Constitution. Proposition 98 (as modified by “Proposition 111,” which was enacted in 1990) changed State funding of public education below the university level and the operation of the State’s appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved “Proposition 62,” which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity’s legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

In 1996, California voters approved “Proposition 218,” which added Articles XIIIC and XIIID to the State’s Constitution generally requiring voter approval of most tax or fee increases by local governments and curtailing local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or “property-related” fees to services or infrastructure that confer a “special benefit” to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously authorized taxes, assessments, fees and charges. The interpretation and application of Proposition 218 will ultimately be determined by the courts. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

Beginning January 1, 1999, the State implemented a Vehicle License Fee (a personal property tax on the value of automobiles, the “VLF”) offset program, lowering the VLF in successive stages if General Fund revenues met certain targets. Following a number of percentage adjustments, the offset was permanently increased to 67.5 percent beginning July 1, 2002. These offset levels are expected to reduce VLF revenues by $3.726 billion in 2002-03 and $3.913 billion in 2003-04. The amount will be adjusted thereafter as vehicle sales activity changes.

In Howard Jarvis Taxpayers Association v. Kathleen Connell, plaintiff taxpayer association challenged the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. In particular, the suit questioned the Controller’s authority to make payments pursuant to a continuing appropriation, prior to the passage of the current fiscal year budget. In a surprise ruling, the California Supreme Court overturned the decision of the appellate court, which had upheld the authority of the Controller to make continuing payments, effectively limiting the ability of the State to pay its workers more than minimum wage in the absence of a current budget.

On June 25, 2003, the Federal Energy Regulatory Commission (“FERC”) denied the State’s request to modify or cancel more than $12 billion in long-term energy contracts signed at the height of the 2000-01 energy crisis. The State had alleged that energy companies artificially drove up the cost of power during the crisis and unfairly profited from prices inflated by widespread market manipulation. The State plans to challenge the FERC decision in federal court.

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Other Information

Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the State, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California’s selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

Recent Developments Regarding Energy

In 1997, the State implemented an energy deregulation program that attempted to create a competitive wholesale market for electric energy in California. Among other changes made at the retail level, the deregulation plan froze retail rates for electricity at a level and for a period considered at the time to allow the three investor-owned utilities (“IOUs”) an opportunity to recover costs of deregulation. Beginning in mid-2000, due to a variety of factors, the IOUs’ power purchase costs exceeded the frozen retail rates and after several months of contracting power supplies at short-term and spot market prices, the two major IOUs exhausted their cash reserves and could no longer purchase electricity in the spot market. In January 2001, the Governor directed the California Department of Water Resources (“CDWR”) to enter into contracts and make arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the “Power Supply Program”).

As part of the Power Supply Program, in mid-2001, in order to avoid paying short-term and spot-market prices in excess of $300 per megawatt hour (MWh), the State entered into 57 long-term contracts with approximately 22 energy providers estimated to be worth an aggregate $43 billion. The State agreed to a number of contracts with terms of up to 20 years and negotiated power prices at significantly less than the then prevailing spot market prices. However, power prices have subsequently generally fallen to less than half the contracted amount and the State has been in negotiations with various power suppliers seeking a reduction in the agreed upon contract prices. In 2002, the State challenged the validity of certain of the long-term energy contracts, claiming market manipulation by certain energy companies. On June 25, 2003, FERC denied the State’s request to modify or cancel certain long-term energy contracts (see Changes in California Constitution and Other Laws above). In addition, the State is currently involved in a number of court proceedings stemming from its handling of the energy crisis.

CDWR’s power purchases were initially funded primarily by unsecured, interest-bearing loans from the State’s General Fund (“State Loans”). In order to repay the State Loans and other loans, in late 2002, CDWR issued approximately $11.25 billion in revenue bonds in several series. In the fall of 2002, the State used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a State Loan in the amount of $6.1 billion plus accrued interest of approximately $500 million. The primary source of money to pay debt service on the CDWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission.

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The CDWR revenue bonds are not a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Since the rolling blackouts experienced in 2001, the State has implemented various programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and “peaking” power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and are expected to come on line in 2003-04. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

Natural gas prices in California are not regulated, and therefore, may fluctuate. One of the State’s IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

There can be no assurance that continued and future disruptions in energy supplies or related developments will not persist, which could adversely affect State and local governments’ economies, and in turn, State and local revenues.

Seismic Activity

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. Throughout the late 1980’s and early 1990’s California experienced a prolonged drought that strained the State’s water supply system. Some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured harsh impacts. On the opposite end of the spectrum, during the winter season of 1997-1998 California endured double its normal amount of rainfall and about $550 million in flood and storm damage Statewide. As with the potential risks associated with seismic activity, any California municipal obligation in the Fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

SPECIAL CONSIDERATIONS AFFECTING

COLORADO MUNICIPAL OBLIGATIONS

The following highlights some of the more significant financial trends and issues affecting Colorado and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not

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independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

Overview of Colorado Economy and General Information

During the mid-1980’s, the State’s economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

During the 1990s, the Colorado economy became increasingly diversified moving from an economy formerly reliant on agriculture and mining to one based on services, communications, transportation, tourism, health care, high-tech and manufacturing, with small businesses predominating. During this period there was steady improvement in the Colorado economy: per-capita income increased approximately 60.1% from 1990 to 1999 (5.6% in 1999) and retail trade sales revenues increased approximately 100.6% from 1990 to 1999 (7.4% in 1999), reflecting, in part, an annual average population growth rate of 2.7% and an average unemployment rate of 4.4% during this period. In 2000, the peak year of the economic expansion, per-capita income increased approximately 3.0%, wage and salary income increased approximately 12.6% and retail trade sales revenues increased approximately 11.1%. In addition, the population increased 6.0% and the average unemployment rate hit a historic, and unsustainable, low of 2.7%.

In 2001 Colorado’s economy, like the national economy, began to weaken, taking a sharp downturn after the September 11, 2001 terrorist attacks. In 2001, per-capita income growth slowed to approximately 1.7%, wage and salary income growth slowed to approximately 3.6%, retail trade sales revenues slowed to approximately 1.6%, population growth slowed to 2.1% and the average unemployment rate increased to 3.7%. Colorado began to lose jobs in January 2001, and declines in the state’s high technology, communications, and finance industries combined with a dramatic slowdown in tourism (caused in part by the worst drought since the 1930s and related Colorado wild fires), caused significant job losses during 2002. While the average amount of the job decline was just over 1,000 per month during the first six months of 2001, the pace accelerated to a monthly average loss of 3,700 jobs during the 2002 fiscal year. The hardest-hit sectors—manufacturing, data processing, and telecommunications—have earnings that are well above the statewide average. Thus, job losses in these sectors have had an even larger impact on State revenues. For example, corporate and individual income tax revenue declined 46% and 16.7%, respectively, for the 2002 fiscal year.

At the present time, Colorado government officials believe that the economic signals are encouraging and that evidence continues to mount that the worst of the recent negative economic conditions are over. Increasing national economic activity, however, will play a vital role in the continued strengthening and growth of economic activity in Colorado. The unemployment rate in Colorado stabilized at 5.7% in July 2003 and is expected to gradually decline to 4.5 % by 2008.

At the present time, Colorado government officials estimate that personal income growth will increase 2.6% in 2003 and 3.8% in 2004. In addition, wage and salary income, which makes up approximately 60% of personal income, is expected to increase 1.6% in 2003 and 3.5% in 2004. Retail trade sales are expected to improve in 2003 to 2.2% as compared to a 1.0% decline in 2002. Government officials also expect retail sales to increase 3.2% in 2004 and to strengthen further over the remainder of the forecast period (through 2008), while population growth is expected to slow to 1.2% in 2003 and then

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increase slowly to 1.7% by 2008. Government officials also expect corporate and income tax revenue to decrease 30.3% and increase 8.2%, respectively, in the 2004 fiscal year.

Government officials believe that the main risk to the forecast continued improvement in the Colorado economy is that the national economy will not resume robust growth in the near term as Colorado’s recovery is expected to follow the national recovery. In addition, if housing prices, which increased dramatically in Colorado during the later half of the 1990s, become high relative to the underlying economic conditions, the State could see a drop in housing prices. Should this occur, consumer spending would decrease, cash-out financing would be much lower and slow spending and job growth in many industries that rely on home sales would be lower.

Political Subdivisions

The State of Colorado’s political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies, which depend on seasonal tourism, downturns in sales tax and other revenues, and fluctuations in the real estate market. Real estate construction levels are expected to continue to decline in 2003 after declining significantly during 2002. The value of nonresidential building construction is expected to decline 30% in 2003 and is expected to fall an additional 16.1% in 2004 as a result of oversupply in the Denver area. The total number of home permits is expected to decline 27.9% in 2003, with the biggest decrease resulting from a decline in multi-family permits, as low mortgage interest rates have enabled renters to become first-time homeowners, and, as a consequence, apartment vacancy rates have risen dramatically.

State Finances: General Fund

The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and income taxes, which accounted for approximately 33.6% and 60.3%, respectively, of total General Fund net collections during fiscal year 2002 and approximately 33.8% and 59.1%, respectively, of total General Fund net collections during fiscal year 2003.

The State experienced a $179.0 million (or 2.9%) decline in General Fund revenues for fiscal year 2003—largely due to continued economic downturn and fallen stock values. The continued dismal performance of the stock markets for much of fiscal year 2003 has impacted tax receipts on capital gains. Similarly, the fact that a significant portion of Colorado’s use tax revenue is derived from the telecom industry resulted in a 2.9% decline in use tax revenues in fiscal year 2003.

As a result of the revenue shortfall, budget reductions, transfers, and other decisions were made which resulted in a General Fund reserve of $223.1 million for fiscal year 2003 in lieu of a budget deficit that otherwise would have occurred. This compares with reserves of $165.3 million and $786.8 million in the previous two fiscal years. The weak economy and resulting General Fund revenues is expected to place ongoing pressure on the balance of the General Fund; however, current projections reflect a balanced budget in fiscal year 2004 with General Fund revenues expected to increase 4.3% in fiscal 2004 and to increase at an annualized rate of 6.4% over the remaining five years of the fiscal forecast

Colorado Constitutional and Other Laws

State Constitution. The Colorado Constitution contains strict limitations on the ability of the State to create debt. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not

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extend beyond the fiscal year in which they are incurred and certain lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notes to alleviate temporary cash flow shortfalls.

TABOR Amendment. On November 3, 1992, the Colorado voters approved a State constitutional amendment (the “TABOR Amendment”) that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The TABOR Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

Among other provisions, the TABOR Amendment requires the establishment of emergency reserves, limits increases in district revenues and in district fiscal year spending, and requires voter approval for new taxes, tax increases or debt not meeting certain exceptions. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. The TABOR Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. District revenues in excess of the limits prescribed by the TABOR Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. Such “TABOR surpluses” for the State grew from $139 million in fiscal year 1997 to $927.2 million in fiscal year 2001, and over the past several years the State has refunded revenues in excess of applicable limits to certain taxpayers in the State in accordance with the TABOR Amendment.

During the 1990’s the federal government underestimated Colorado’s population. Therefore the State refunded $483 million to taxpayers under the TABOR Amendment that would not have been refunded if the proper population estimates had been made. The TABOR Amendment allows for the limit to be adjusted each decade in accordance with the Census count. The Colorado General Assembly determined that the proper way to make the adjustment was to use the percentage change in the State’s populations (6.0%) in the TABOR Amendment limit for the 2002 fiscal year and then measure the amount of revenue that comes in below that adjusted limit. The percentage points of population growth in the limit that are not used in the 2002 fiscal year can be carried forward into future years (referred to as the “growth dividend”) until such time as all of the population percentage change is carried forward or a new Census is conducted.

Because of reduced sales and income tax collections during the 2002 fiscal year, the State did not have a TABOR surplus for fiscal year 2002, and presently anticipates, after application of the growth dividend, that no TABOR surplus will exist for fiscal years 2004 and 2005, before continuing in the 2006 fiscal year. The TABOR Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

Other Considerations. This description is not intended to constitute a complete description of all of the provisions of the TABOR Amendment. Furthermore, many provisions of the TABOR Amendment and their application are unclear. Several statutes have been enacted since the passage of the TABOR Amendment attempting to clarify the application of the TABOR Amendment with respect to certain governmental entities and activities, and numerous court decisions have been rendered interpreting certain of the TABOR Amendment’s provisions. However, many provisions of the TABOR Amendment may require further legislative or judicial clarification. The future impact of the TABOR Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time.

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The financial operations and obligations of the State and local governments in Colorado may also be affected directly or indirectly by future changes in law or the interpretation of the law. In recent years, several ballot initiatives approved by voters have had a significant impact on the State’s General Fund, and other ballot initiatives have been proposed which, if passed, would potentially have had a material adverse effect on development in the State and the State economy.

SPECIAL CONSIDERATIONS AFFECTING

MINNESOTA MUNICIPAL OBLIGATIONS

The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

Constitutional State Revenue Limitations. Minnesota’s constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its “allotment.” The state’s Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the state’s legislature is not in session, the Governor is empowered to convene a special legislative session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions that would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

Population Trends in the State. Minnesota resident population grew from 4,085,000 in 1980 to 4,390,000 in 1990 or, at an average annual compound rate of 0.7 percent compared to the national average at an annual compound rate of 0.9 percent during this period. In 2000, Minnesota’s resident population was 4,934,000, reflecting an annual growth rate since 1990 of 1.2 percent. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.8 percent through 2015.

Structure of the State’s Economy. Diversity and a significant natural resource base are two important characteristics of the state’s economy.

At an aggregate level of detail, the structure of the state’s economy parallels the structure of the United States economy as a whole. For 2002, state employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of the total state employment was within two percentage points of national employment share.

Some unique characteristics of the state’s economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state’s employment highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 27.2 percent of the state’s durable goods employment was concentrated in 2002, as compared to 18.4 percent for the United States as a whole.

The importance of the state’s resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2002, 31.3 percent of the state’s non-durable goods employment was concentrated in food and kindred industries, and 15.7 percent in paper and allied industries. This compares to 24.8 percent and 9.1 percent, respectively, for comparable sectors in the

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national economy. Over half of the state’s acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the state than in the U.S.

Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 5.6 thousand in 2002. It is not expected that mining employment will return to 1979 levels.

Employment Growth in the State. In the period 1980 to 1990, overall employment growth in Minnesota lagged behind national growth. However, manufacturing has been a strong sector, with Minnesota employment outperforming the U.S. counterpart in both the 1980-1990 and 1990-2002 periods.

In spite of a strong manufacturing sector, during the 1980 to 1990 period total employment in Minnesota increased 17.9 percent while increasing 20.1 percent nationally. Most of Minnesota’s relatively slower growth is associated with declining agricultural employment and with the two recessions in the U.S. economy during the early 1980s, which were more severe in Minnesota than nationwide. Between 1990 and 2002, Minnesota’s employment grew 23.1 percent compared with 19.9 percent nationwide. For the 2000 to 2002 period, Minnesota employment declined 1.5 percent compared to 0.7 percent nationally.

Performance of the State’s Economy. Since 1980, state per capita personal income has been within eleven percentage points of national per capita personal income. The state’s per capita income has generally remained above the national average. In 2002, Minnesota per capita personal income was 110.1 percent of the national average.

During 2001 and 2002, the state’s monthly unemployment rate was generally less than the national unemployment rate, averaging 3.7 percent in 2001, as compared to the national average of 4.7 percent. In 2002, Minnesota’s unemployment rate averaged 4.4 percent, as compared to the national average of 5.8 percent.

Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the state has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the state generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

SPECIAL CONSIDERATIONS AFFECTING

NEBRASKA MUNICIPAL OBLIGATIONS

The concentration of the Nebraska Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states in different regions of the country. Nebraska’s Constitution limits the debt the State may incur and sets certain restrictions on debt incurred by municipalities and political subdivisions. Accordingly, the availability of Nebraska municipal securities and the economy of the State will affect the Fund. The following is a brief summary of data and economic trends based upon

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information drawn from government web sites and other resources publicly available as of the date of this SAI. The Trust has not independently verified such information, but has no reason to believe that such information is inaccurate in any material respect.

Governmental Units and Finances

Nebraska has 93 counties, 531 incorporated municipalities and over 1,700 other political subdivisions or authorities. These include governmental units such as school districts, utility districts, the Nebraska Educational Facilities Authority, and the Nebraska Investment Finance Authority. While these various municipalities and public authorities dominantly rely on independent revenue sources, such as property taxes, these entities are not immune from State revenue shortfalls, which lead to reductions in State aid to the entities. Furthermore, municipal securities issued by public authorities in Nebraska are not backed by the State’s full faith and credit.

Throughout the early and mid 1990s, state and local revenues, in the aggregate, increased each year at a rate sufficient to cover all increases in state and local expenditures. The trend has continued into the 2000s. The ending balance in the State’s general fund for fiscal year 2002 was $55,733,722 and the ending balance of the general fund for fiscal year 2003 is $22,374,480. These ending balances do not include amounts held in the State’s Cash Reserve Fund. The continued increase in revenues at a level sufficient to cover current and future expenditures will depend on numerous factors, including the State’s economy, property tax values and the financial condition of each municipality or public authority issuing municipal securities.

Generally, the municipal securities issued by the State’s various governmental units have been highly regarded. Notwithstanding, certain Nebraska municipal securities contain unique risks. Such municipal securities may include, without limitation, health care providers, nuclear power plants, facility offerings and other private activity bonds that lack governmental backing. The Fund’s success may be impacted by its ability to adequately evaluate the unique risks associated with the respective issuers.

Economic Conditions

During the mid and late 1990s, Nebraska’s economy experienced consistent growth. State employment steadily increased from 880,246 in 1994 to an estimated 899,429 in 2001 with almost uniform increases in all non-farm industries. Nebraska’s unemployment rate has consistently been among the lowest rates in the Nation. From 1994 through 2001, Nebraska’s unemployment rate ranged from 2.6% to 3.1%. Nebraska’s per capital income, while below the national average, grew from $21,168 in 1994 to $29,771 in 2002. Nebraska also experienced positive net migration and population growth in the mid and late 1990s, reversing net out migration from 1974 to 1990. Based upon Census information, Nebraska’s population increased from 1,621,551 in 1994 to 1,729,180 in 2002.

Historically, national economic downturns have had less economic impact on Nebraska than other states; while at the same time, Nebraska’s economy traditionally has not grown as fast as others in periods of national economic expansion. During the 1990s, the Nebraska economy increasingly diversified away from being heavily dependent agriculture. Increases in manufacturing, services and finance, insurance and real estate industries have helped to more uniformly distribute Nebraska’s gross state product. However, the Nebraska economy remains heavily dependent upon agriculture and may be adversely affected by the farm commodities markets, changes in federal agriculture programs, and production and weather conditions. Additionally, the diversification of the State’s gross state product over the last decade may affect the Nebraska economy’s response to nation economic cycles.

Nebraska’s economic trends of the 1990s appear to have slowed beyond the year 2002. As of the end of 2002, Nebraska’s labor force totaled 956,708 with an unemployment rate of 3.6%. Non-farm payroll

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jobs decreased by 0.88% between 2001 and 2002. Manufacturing jobs declined 2.3% over the same period. These numbers and current economic forecasts indicate that the Nebraska economy slowed in 2002 and recovery is going to be slow.

As discussed above, most municipal securities owned by the Fund are expected to be obligations of municipalities or other governmental units. Thus, the actual impact of the State’s economy and factors that affect such economy on most of the municipal securities is uncertain. For example, a factor that may materially affect the State’s economy may or may not also affect an individual municipality’s financial condition or the municipality’s ability to meet its obligations pursuant to the respective municipal securities.

SPECIAL CONSIDERATIONS AFFECTING

WISCONSIN TAX-FREE FUND

The Wisconsin Tax-Free Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Wisconsin, Guam, Puerto Rico, and the Virgin Islands. The credit quality and credit risk of any issuer’s debt depend to a large extent on the state and local economy, the health of the issuer’s finances, the amount of the issuer’s debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer’s financial situation is sound, and (3) the issuer’s level of debt is reasonable given its financial status.

While Wisconsin’s economy is fairly diverse, which serves to limit the credit risk of its securities, Wisconsin, like many other states, is currently experiencing a significant budget deficit. Measures to reduce the deficit are likely to include general purpose revenue spending cuts, such as reduction in state operations and reduced financial aid to local government and individuals. As a result of Wisconsin’s weakened financial condition, Moody’s Investors Service downgraded Wisconsin’s bond rating in 2001, which results in higher interest rates payable with respect to Wisconsin bonds – update with current bond ratings.

Wisconsin’s economy is concentrated primarily in the manufacturing, dairy products, livestock and paper products industries due to the state’s supply of resources in these areas. Because the Fund invests in only a limited category of municipal obligations, concentration of issuers of these obligations will most likely occur in these industries as well.

Wisconsin’s total revenue is received from several sources including: various taxes levied by the state; fees, permits, licenses, and service charges paid by users of services, facilities, and privileges provided by the state; investment income; and donations and contributions. For the fiscal year 2001-2002, the Wisconsin state government received revenues totaling $26.8 billion from all sources, including federal and nontax revenue. Its expenditures totaled $31.6 billion – update this information.

Wisconsin has the ability to either increase or reduce appropriations from taxes in relation to the levels established in its budget. The Constitution of the State of Wisconsin requires that the annual tax be sufficient to pay the estimated expenses of the state for each year. When the expenses of any year exceed the income, the Legislature must impose a tax for the ensuing year that, combined with other sources of income, will pay the deficiency as well as the estimated expenses for the ensuing year. However, spending of additional appropriations historically has been accompanied by a reduction of disbursements, an increase in revenues, or both.

Wisconsin has experienced, and is currently experiencing, a negative cash position in its general fund. To address this situation, the Secretary of Administration may reallocate up to 5% of the general purpose revenue appropriations that are currently in effect. Payments in this form must follow this

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preference: (i) payments of principal on Wisconsin general obligation debt must have first priority, and may not be prorated or reduced; (ii) payments of principal and interest on operating notes have second priority and may not be prorated or reduced; (iii) payment of Wisconsin employee payrolls have third priority; and (iv) all remaining payments shall be paid according to the priority established by the Secretary of Administration.

Possible federal budget cuts could also affect Wisconsin’s economy. Future reductions in federal aid would have a more direct impact on individuals, local governments and service providers than on the state. The possible impact of such a proposal on the state would likely come in the form of the state being asked to increase the support of the affected parties.

Guam. Guam is a self-governed territory of the United States located west-southwest of Hawaii and southeast of Japan. Guam’s economy is dependent on revenues from tourism, the U.S. military and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. operations and natural disasters may have a negative impact on Guam’s economy.

Puerto Rico. Puerto Rico is a commonwealth of the United States. Its economy is based on manufacturing, services, tourism and generally parallels the United States’ economy. Historically, Puerto Rico’s economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credit claims to U.S. domestic corporations that operate a large amount of their business in Puerto Rico; however, these incentives will be phased out by the year 2006. This may decrease Puerto Rico’s competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters could have a negative effect on the overall economy of Puerto Rico.

Virgin Islands. The Virgin Islands are a self-governed territory of the United States and includes St. Thomas, St. John, and St. Croix. The islands are located in the Lesser Antilles, southeast of Florida. The Virgin Islands’ economy is heavily dependent on tourism for both revenue and employment. Natural disasters and economic difficulties in the United States could have a negative impact on the tourism industry and may also have a negative impact on the overall economy of the Virgin Islands.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 118 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

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In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

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The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004 the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000

INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1 - $10,000; B = $10,001 - $50,000; C = $50,001 - $100,000; and D = over $100,000.

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Beneficial Equity Ownership in Fund Complex

Calendar Year Ended December 31, 2004

	Dollar Range of Equity Securities of the Tax-Free Funds of the Trust
Trustee	California Limited - Term Tax-Free Fund	California Tax-Free Fund	Colorado Tax-Free Fund	Intermediate Tax-Free Fund*	Minnesota Tax-Free Fund	Municipal Bond Fund*	National Limited Term Tax- Free Fund	National Tax- Free Fund	Nebraska Tax-Free Fund	Short- Term Municipal Bond Fund*	Ultra Short- Term Municipal Income Fund*	Wisconsin Tax-Free Fund*	Aggregate Dollar Range of Equity Securities of Fund Complex**
INDEPENDENT TRUSTEES
Thomas S. Goho	0	0	0	0	0	0	0	0	0	0	0	0	D
Peter G. Gordon	0	0	0	0	0	0	0	0	0	0	0	0	B
Richard M. Leach	0	0	0	0	0	0	0	0	0	0	0	0	0
Timothy J. Penny	0	0	0	0	0	0	0	0	0	0	0	0	B
Donald C. Willeke	0	0	0	0	0	0	0	0	0	0	0	0	B

INTERESTED[2] TRUSTEES
Robert C. Brown	0	0	0	0	0	0	0	0	0	0	0	0	C
J. Tucker Morse	0	0	0	0	0	0	0	0	0	0	0	0	D

*	These Funds are expected to commence operations in the second quarter of 2005.

**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the Board reviewed the fees that would be payable for the new funds and a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

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For the existing Funds, the Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a “Peer Group,” a group of funds that was similar to the specific Fund, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the Adviser’s background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers’ internal compliance policies relating to the respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which the sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which the sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker,

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the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds.

As compensation for advisory services provided to the Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee
	Prior to 8/1/04	Effective 8/1/04
California Limited-Term Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

California Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

Colorado Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

Intermediate Tax-Free Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40% 0.35% 0.30% 0.275% 0.25%

Minnesota Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

Municipal Bond Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99	0.40% 0.35% 0.30% 0.275% 0.25%

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Fund	Fee
	Prior to 8/1/04	Effective 8/1/04
National Limited Term Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

National Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

Nebraska Tax-Free Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

Short-Term Municipal Bond Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40% 0.35% 0.30% 0.275% 0.25%

Ultra Short-Term Municipal Income Fund	N/A	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40% 0.35% 0.30% 0.275% 0.25%

Wisconsin Tax-Free Fund	N/A	0-4.99M 500-999M 1-2.99B 3-4.99B >4.99B	0.40% 0.35% 0.30% 0.275% 0.25%

Advisory Fees Paid. For the fiscal year-ends shown in the table below, the Funds paid the following advisory fees, and the investment adviser waived the indicated fees:

Fund	06/30/04		06/30/03		06/30/02
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
California Limited- Term Tax-Free	$243,681	$212,303	$248,809	$183,453	$0	$238,055
California Tax-Free	$1,007,443	$1,267,816	$1,555,968	$970,235	$1,641,301	$793,985
Colorado Tax-Free	$253,809	$200,000	$270,736	$224,476	$168,381	$305,782
Minnesota Tax-Free	$604,217	$278,545	$791,197	$241,346	$442,804	$310,231
National Limited Term Tax-Free	$480,462	$188,115	$343,320	$127,932	$161,923	$109,581
National Tax-Free	$1,034,497	$508,329	$1,427,934	$416,239	$1,435,927	$287,233
Nebraska Tax-Free	$262,969	$23,306	$299,771	$29,446	$282,513	$40,073

The other Funds will not commence operations until the second quarter of 2005.

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General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Trustees and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management” or “Sub-Adviser”) to serve as the investment sub-adviser to the Funds. Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, Wells Capital Management is responsible for the day-to-day investment and management of the Funds’ assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the Funds, as well as such additional reports and information as Funds Management or the Trust’s Board and officers may reasonably request. Funds Management may, from time to time, and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

As compensation for its sub-advisory services to each Fund, Wells Capital Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets. These fees may be paid by Funds Management or directly by a Fund. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Fee
California Limited-Term Tax-Free Fund	0-400M 400M-800M >800M	0.15 0.125 0.10	% % %

California Tax-Free Fund	0-400M 400M-800M >800M	0.15 0.125 0.10	% % %

Colorado Tax-Free Fund	0-400M 400M-800M >800M	0.15 0.125 0.10	% % %

Intermediate Tax-Free Fund	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Minnesota Tax-Free Fund	0-400M 400M-800M >800M	0.15 0.125 0.10	% % %

Municipal Bond Fund	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

National Limited Term Tax-Free Fund	0-400M 400M-800M >800M	0.15 0.125 0.10	% % %

National Tax-Free Fund	0-400M 400M-800M >800M	0.15 0.125 0.10	% % %

Nebraska Tax-Free Fund	0-400M 400M-800M >800M	0.15 0.125 0.10	% % %

Short-Term Municipal Bond Fund	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

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Fund	Fee
Ultra Short-Term Municipal Income Fund	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Wisconsin Tax-Free Fund	0-400M 400-800M >800M	0.20 0.175 0.15	% % %

Administrator

The Trust has retained Funds Management (or the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee
	Prior to 8/1/04	Effective 8/1/04
Class A, Class B and Class C and Advisor Class Shares	0.33%	0-4.99B 5-9.99B >9.99B	0.33 0.32 0.31	% % %

Administrator Class Shares (formerly the Institutional Class Shares)	0.25%	0-4.99B 5-9.99B >9.99B	0.25 0.24 0.23	% % %

Institutional Class	0.15%	0-4.99B 5-9.99B >9.99B	0.15 0.14 0.13	% % %

Investor Class and Class Z Shares	N/A	0-4.99B 5-9.99B >9.99B	0.50 0.49 0.48	% % %

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On behalf of the Short-Term Municipal Bond Fund, Funds Management is entitled to receive an administrative fee as indicated below as a percentage of the Fund’s average daily net assets:

Class	Fee
Class C	0-4.99B 5-9.99B >9.99B	0.28 0.27 0.26	% % %

Investor Class	0-4.99B 5-9.99B >9.99B	0.45 0.44 0.43	% % %

Administration Fees Paid. For the fiscal year-ends shown in the table below, the following Funds paid the following administration fees:

Fund	6/30/04	6/30/03	6/30/02
California Limited Term Tax-Free	$359,613	$247,066	$48,214
California Tax-Free	$1,848,173	$1,558,123	$925,311
Colorado Tax-Free	$337,430	$268,487	$178,126
Minnesota Tax-Free	$597,927	$528,973	$284,495
National Limited Term Tax-Free	$418,247	$238,999	$103,218
National Tax-Free	$1,095,508	$981,155	$648,881
Nebraska Tax Free	$143,137	$126,722	$97,408

The other Funds will not commence operations until the second quarter of 2005.

Distributor

Stephens Inc. (“Stephens,” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds in the second quarter of 2005. The Funds that offer Class B and Class C shares have adopted a distribution plan (the “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds, as listed below, on a monthly basis pay Stephens an annual fee of 0.75% of the average daily net assets attributable to each such class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

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Fund/Class	Fee
California Limited-Term Tax-Free
Class C	0.75%
California Tax-Free
Class B	0.75%
Class C	0.75%
Colorado Tax-Free
Class B	0.75%
Minnesota Tax-Free
Class B	0.75%
National Limited Term Tax-Free
Class B	0.75%
Class C	0.75%
National Tax-Free
Class B	0.75%
Class C	0.75%
Short-Term Municipal Bond
Class C	0.75%
Wisconsin Tax Free
Class C	0.75%

The actual fee payable to the Distributor by the above-indicated Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor has assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments.

Pursuant to the Plan, the Funds listed below paid the following distribution-related fees to Stephens for the fiscal year ended June 30, 2004:

Fund/Class	Total	Printing, Mailing and Prospectus	Advertising	Comp. to Underwriters	Comp. to Br./Dlrs.	Other[1]
California Limited-Term Tax-Free
Class C	$94,266	$0	$0	$66,166	$28,100	$0
California Tax-Free
Class B	$858,658	$0	$0	$0	$0	$858,658
Class C	$298,098	$0	$0	$77,452	$220,646	$0
Colorado Tax-Free
Class B	$94,300	$0	$0	$0	$0	$94,300
Minnesota Tax-Free

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Fund/Class	Total	Printing, Mailing and Prospectus	Advertising	Comp. to Underwriters	Comp. to Br./Dlrs.	Other[1]
Class B	$141,361	$0	$0	$0	$0	$141,361
National Limited Term Tax-Free
Class B	$458	$0	$0	$0	$0	$458
Class C	$1,270	$0	$0	$757	$513	$0
National Tax-Free
Class B	$304,474	$0	$0	$0	$0	$304,474
Class C	$96,541	$0	$0	$29,261	$67,280	$0

[1]	Stephens has entered into an arrangement whereby sales commissions paid to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the respective Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional

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payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”), located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

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Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund complex wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for certain Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis in the second quarter of 2005. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the Funds’ past three fiscal years, the aggregate dollar amount of underwriting commissions paid to and retained by Stephens were as follows:

06/30/04		06/30/03		06/30/02
Paid	Retained	Paid	Retained	Paid	Retained
		$941,637	$118,151	$1,310,977	$149,788

Code of Ethics

The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Adviser are on public file with, and available from, the SEC.

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DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of the Funds is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.” The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. The Adviser uses various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

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Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A share purchases for all Funds except the California Limited-Term Tax-Free Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV on the date of original purchase or the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

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The dealer reallowance for Class A share purchases of the California Limited-Term Tax-Free Fund and National Limited Term Tax-Free Fund are as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 to $99,999	2.50%	2.56%	2.00%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over[1]	0.00%	0.00%	0.50%

[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV on the date of original purchase or the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Advantage Funds may purchase additional shares of the class of Funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargofunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Certain Former Fiduciary Accounts. Certain former fiduciary accounts that were previously invested in a Wells Fargo Advantage Fund may use the proceeds of the redemption from such Fund to purchase Class A shares of any Wells Fargo Advantage Fund at NAV. Shareholders may be required to provide appropriate proof of eligibility for this sales charge reduction.

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PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Adviser is responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be

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reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

Brokerage Commissions and Securities of Regular Broker-Dealers. For the last three fiscal years, only the California Tax-Free Fund paid broker commissions on brokerage transactions. No commissions were paid to affiliated brokers, and no commissions were directed to a specific broker for research-related services. The commissions paid by the Fund are shown below:

	Brokerage Commissions Paid
Fund	6/30/04	6/30/03	6/30/02
California Tax-Free		$570	$2,250

As of June 30, 2004, none of the Funds held securities of their regular broker-dealers.

FUND EXPENSES

From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its Custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Trustees deems equitable.

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FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes and, as applicable, certain California, Colorado, Minnesota and Nebraska taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters other than those noted above.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.

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The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible

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in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by a Fund.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward contracts may be considered, for federal income tax purposes, to constitute “straddles.” The tax treatment of “straddles” is governed by Section 1092 of the Code. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend

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upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. Except for exempt-interest distributions paid out by the Funds, defined below, all distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or

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deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

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Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain items (other than exempt-interest distributions) realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183-day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration

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to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Tax-Exempt Investors and Tax-Deferred Plans. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of distributions from the Fund, as discussed further below. Such distributions may ultimately be taxable to the beneficiaries when distributed to them.

Additional Considerations for the Funds. If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest distributions.” The Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on a Fund’s tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the distributions for the taxable year that constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on “private activity bonds.” To the extent that a Fund invests in private activity bonds, its shareholders will be required to report that portion of a Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Fund’s expenses in computing their federal AMT. In addition, exempt-interest distributions paid by a Fund to a corporate shareholder is included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation, and may also affect its federal “environmental tax” liability. As of the date of this SAI, individuals are subject to federal AMT at a maximum rate of 28% and corporations are subject to federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

Additional Considerations for the California Limited Term Tax-Free Fund and California Tax-Free Fund. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California Exempt Securities”), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (“California exempt-interest distributions”). For this purpose, California Exempt Securities generally are

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limited to California municipal securities and certain U.S. government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

In cases where a shareholder of a California Fund is a “substantial user” or “related person” with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to “substantial users” are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors that may be subject to either California state franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds’ distributions and as to their own California state tax situation, in general.

Additional Considerations for the Colorado Tax-Free Fund. Individuals, trusts, estates and corporations subject to the Colorado income tax will not be subject to such tax on distributions paid by the Colorado Tax-Free Fund, to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on any obligation of Colorado or its political subdivisions issued on or after May 1, 1980, which interest is exempt from federal income taxation under Section 103(a) of the Code, (ii) interest earned on any obligation of Colorado or its political subdivisions issued before May 1, 1980 to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, or (iii) interest on obligations of the United States or its possessions included in federal adjusted gross income. All other distributions, including distributions attributable to capital gains, generally will be subject to the Colorado individual and corporate income taxes.

Shareholders of the Colorado Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investment in the Colorado Tax-Free Fund.

Additional Considerations for the Minnesota Tax-Free Fund. Shareholders of the Minnesota Tax-Free Fund (“Minnesota Fund”), who are individuals, estates, or trusts and who are subject to the regular

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Minnesota individual income tax will not be subject to such regular Minnesota tax on Minnesota Fund distributions to the extent that such distributions qualify as exempt-interest distributions which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities (“Minnesota Sources”). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Minnesota Fund generally will be subject to the regular Minnesota individual income tax. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Minnesota Fund, including distributions attributable to net short-term and long-term capital gains, generally are not exempt from the regular Minnesota individual income tax.

State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest distributions that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest distributions unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions to shareholders who are individuals, estates, or trusts that are derived from interest on certain United States obligations are not subject to the regular Minnesota individual income tax or the Minnesota alternative minimum tax. However, Minnesota Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. The Fund’s distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers’ federal alternative minimum taxable income, which includes federal tax preference items. As described above, the Code provides that interest on specified private activity bonds is a federal tax preference item, and that a exempt-interest distribution constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax.

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Additional Considerations for the Nebraska Tax-Free Fund. Individuals, trusts, estates and corporations subject to the Nebraska income tax will not be subject to such tax on distributions paid by the Nebraska Tax-Free Fund so long as the Fund continues to be a regulated investment company and to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on Nebraska municipal securities to the extent that such interest is specifically exempt from the Nebraska income tax and the Nebraska alternative minimum tax; or (ii) interest on obligations of the United States or its territories and possessions to the extent included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. Capital gain distributions generally will receive the same characterization for Nebraska income tax purposes. Additionally, if a shareholder is subject to the Nebraska financial institutions’ franchise tax, fund distributions may effect the determination of such shareholder’s franchise tax.

All shareholders of the Nebraska Tax-Free Fund should consultant their own tax advisors about other state and local tax consequences of their investment in the Fund.

[Add – Additional considerations for the Wisconsin Tax-Free Fund]

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. Furthermore, Funds Management may solicit the input of underlying portfolio managers advising the Funds on particular issues.

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The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds’ Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, name changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds’ Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the standing Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

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POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

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C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Funds are twelve of the funds in the Wells Fargo Advantage Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and

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will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Fund’s fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

As used in the Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below, as of March     , 2005 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF MARCH     , 2005

Fund	Name and Address	Type of Ownership	Percentage of Class
CALIFORNIA LIMITED TERM TAX-FREE
Class A	PFPC Brokerage Services f/b/o Wells Fargo 211 South Gulph Road King of Prussia, PA 19406-3101	Record

Class C	N/A	N/A

Institutional Class	Wells Fargo Bank MN, NA f/b/o WF CA Ltd Term Tx Fr Omnibus Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class
	Wells Fargo Bank MN, NA f/b/o WF CA Ltd Term Tx Fr Omnibus Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Investments LLC A/C 3433-0980 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record

	Wells Fargo Investments LLC A/C 3433-0977 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record

	Wells Fargo Bank MN, NA f/b/o WF CA Ltd Term Tx Fr Omnibus Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

CALIFORNIA TAX-FREE
Class A	N/A	N/A

Class B	N/A	N/A

Class C	N/A	N/A

Institutional Class	Wells Fargo Bank MN, NA Wells Fargo CA Tax-Free Bd Fd Cl I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank MN, NA Wells Fargo CA Tax-Free Bd Fd Cl I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank MN, NA Wells Fargo CA Tax-Free Bd Fd Cl I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

COLORADO TAX-FREE

Class A	WELLS FARGO INVESTMENTS LLC A/C 8110-4011 420 Montgomery Street San Francisco, CA 94104-1298	Record

Class B	N/A	N/A

Institutional Class	Wells Fargo Bank MN, NA f/b/o Colorado Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class
	STROBRO P.O. Box 1930 Honolulu, HI 96805-1930	Record
MINNESOTA TAX-FREE
Class A	N/A	N/A

Class B	American Enterprise Investment Services f/b/o 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record

Institutional Class	Wells Fargo Bank MN, NA f/b/o Minnesota Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank MN, NA f/b/o Minnesota Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank MN, NA f/b/o Minnesota Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

NATIONAL LIMITED TERM TAX-FREE

Class A	Stephens Inc. 111 Center Street Suite 300 Little Rock, AR 72201	Record

Class B	Stephens Inc. 111 Center Street Suite 300 Little Rock, AR 72201	Record

Class C	Stephens Inc. 111 Center Street Suite 300 Little Rock, AR 72201	Record

Institutional Class	Wells Fargo Bank MN, NA f/b/o Limited Term Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank MN, NA f/b/o Limited Term Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank MN, NA f/b/o Limited Term Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

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Fund	Name and Address	Type of Ownership	Percentage of Class
NATIONAL TAX-FREE
Class A	N/A	N/A

Class B	American Enterprise Investment Services f/b/o 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record

Class C	American Enterprise Investment Services f/b/o 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record

Institutional Class	Wells Fargo Bank MN, NA f/b/o Tax-Free Income Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank MN, NA f/b/o Tax-Free Income Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

	Wells Fargo Bank MN, NA f/b/o Tax-Free Income Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

NEBRASKA TAX-FREE FUND

Institutional Class	Wells Fargo Bank MN, NA f/b/o Nebraska Tax-Free Cl I – Cash/Cash Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund, and Nebraska Tax-Free Fund, which includes the portfolio of investments and independent auditor’s report for the year ended June 30, 2004, and for the semi-annual period ended December 31, 2004, are hereby incorporated by reference to the Annual Report and Semi-Annual Report, respectively.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

A-1

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

A-2

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-3

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

Dated April 11, 2005

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

WELLS FARGO ADVANTAGE CASH INVESTMENT MONEY MARKET FUND

WELLS FARGO ADVANTAGE GOVERNMENT MONEY MARKET FUND

WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND

WELLS FARGO ADVANTAGE LIQUIDITY RESERVE MONEY MARKET FUND

WELLS FARGO ADVANTAGE MINNESOTA MONEY MARKET FUND

WELLS FARGO ADVANTAGE MONEY MARKET FUND

WELLS FARGO ADVANTAGE MONEY MARKET TRUST

WELLS FARGO ADVANTAGE MUNICIPAL MONEY MARKET FUND

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST

WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND

WELLS FARGO ADVANTAGE PRIME INVESTMENT MONEY MARKET FUND

WELLS FARGO ADVANTAGE TREASURY PLUS MONEY MARKET FUND

WELLS FARGO ADVANTAGE 100% TREASURY MONEY MARKET FUND

Class A, Class B, Administrator Class, Investor Class,

Service Class, Single Class, Trust Class and Institutional Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about sixteen Funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage California Tax-Free Money Market Fund, California Tax-Free Money Market Trust, Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Liquidity Reserve Money Market Fund, Minnesota Money Market Fund, Money Market Fund, Money Market Trust, Municipal Money Market Fund, National Tax-Free Money Market Fund, National Tax-Free Money Market Trust, Overland Express Sweep Fund, Prime Investment Money Market Fund, Treasury Plus Money Market Fund and 100% Treasury Money Market Fund. Each Fund, except the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust and the Minnesota Money Market Fund, is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.

Funds	Retail (A, B)	Administrator	Institutional	Investor	Service	Trust	Single Class
California Tax-Free Money Market Fund	•				•
California Tax-Free Money Market Trust						•
Cash Investment Money Market Fund		•	•		•
Government Money Market Fund	•	•	•		•
Heritage Money Market Fund*		•	•
Liquidity Reserve Money Market Fund							•
Minnesota Money Market Fund	•
Money Market Fund	•
Money Market Trust						•
Municipal Money Market Fund*				•
National Tax-Free Money Market Fund	•	•	•		•
National Tax-Free Money Market Trust						•
Overland Express Sweep Fund							•
Prime Investment Money Market Fund			•		•
Treasury Plus Money Market Fund	•		•		•
100% Treasury Money Market Fund	•				•

*	These Funds will not be available for investment until the second quarter of 2005.

Effective as of the date of this SAI, the Institutional Class has been renamed the Administrator Class and the Select Class has been renamed the Institutional Class.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses, dated April 11, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors’ report for the year ended March 31, 2004, and the unaudited financial statements for those Funds for the semi-annual period ended September 30, 2004, are hereby incorporated by reference to the Annual Report and Semi-Annual Report, respectively. The Prospectuses and Annual Reports may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

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HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds (the “Reorganization”). Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

The Funds described in this SAI, except the Heritage Money Market, Liquidity Reserve Money Market, Minnesota Money Market and Municipal Money Market Funds, were created as part of the reorganization of the Stagecoach family of funds that were advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”), and the Norwest Advantage family of funds that were advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The Reorganization followed the merger of the advisers’ parent companies.

The chart below shows all of the Trust’s money market Funds, and indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors for the Wells Fargo Advantage Funds, as applicable.

Wells Fargo Advantage Funds	Predecessor Funds
California Tax-Free Money Market Fund	Stagecoach California Tax-Free Money Market Fund
California Tax-Free Money Market Trust	Stagecoach California Tax-Free Money Market Trust
Cash Investment Money Market Fund	Norwest Cash Investment Fund
Government Money Market Fund	Norwest U.S. Government Fund
Money Market Fund	Stagecoach Money Market Fund
Money Market Trust	Stagecoach Money Market Trust
National Tax-Free Money Market Fund	Norwest Municipal Money Market Fund
National Tax-Free Money Market Trust	Stagecoach National Tax-Free Money Market Trust
Overland Express Sweep Fund	Stagecoach Overland Express Sweep Fund
Prime Investment Money Market Fund	Norwest Ready Cash Investment Fund (Public Entities Shares)
Treasury Plus Money Market Fund	Stagecoach Treasury Plus Money Market Fund
100% Treasury Money Market Fund	Norwest Treasury Fund

The California Tax-Free Money Market Fund commenced operations on November 8, 1999 as successor to the California Tax-Free Money Market Fund of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Fund was originally organized as a fund of Stagecoach and commenced operations on January 1, 1992.

The California Tax-Free Money Market Trust commenced operations on November 8, 1999 as successor to the California Tax-Free Money Market Trust of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Trust was originally organized on May 5, 1997.

The Cash Investment Money Market Fund commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Prime Money Market Fund of Stagecoach and the Service Class shares of the Cash Investment Fund of Norwest. (The Administrative Class shares were merged into the Service Class at this time.) The predecessor Norwest Cash Investment Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 14, 1987.

The Government Money Market Fund commenced operations on November 8, 1999 as successor to the Government Money Market Fund of Stagecoach and the U.S. Government Fund of Norwest. The predecessor Norwest U.S. Government Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 16, 1987.

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The Heritage Money Market Fund will not commence operations until the second quarter of 2005.

The Liquidity Reserve Money Market Fund commenced operations on July 31, 2002.

The Minnesota Money Market Fund commenced operations on August 14, 2000.

The Money Market Fund commenced operations on November 8, 1999 as successor to the Class A shares of the Prime Money Market Fund of Stagecoach, the Money Market Fund of Stagecoach and the Ready Cash Investment Fund of Norwest. The predecessor Stagecoach Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on July 1, 1992.

The Money Market Trust commenced operations on November 8, 1999 as successor to the Money Market Trust of Stagecoach. The Stagecoach Money Market Trust commenced operations on September 6, 1996 as successor to the Money Market Trust of Pacifica Funds Trust (“Pacifica”). The Pacifica portfolio commenced operations on October 1, 1995 as the successor to the Money Market Fund of Westcore Trust, which originally commenced operations on September 17, 1990.

The Municipal Money Market Fund will not commence operations until the second quarter of 2005.

The National Tax-Free Money Market Fund commenced operations on November 8, 1999 as successor to the Institutional Class shares of the National Tax-Free Money Market Fund of Stagecoach and the Service Class shares of the Municipal Money Market Fund of Norwest. The predecessor Norwest Municipal Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 7, 1988. The Fund changed its name from the National Tax-Free Institutional Money Market Fund to the National Tax-Free Money Market Fund effective July 28, 2003.

The National Tax-Free Money Market Trust commenced operations on November 8, 1999 as successor to the National Tax-Free Money Market Trust of Stagecoach. The predecessor Stagecoach National Tax-Free Money Market Trust was originally organized as a fund of Stagecoach and commenced operations on November 10, 1997.

The Overland Express Sweep Fund commenced operations on November 8, 1999 as successor to an investment portfolio originally organized on October 1, 1991 as the Overland Sweep Fund (the “predecessor portfolio”) of Overland Express Funds, Inc. (“Overland”), an open-end management investment company formerly advised by Wells Fargo Bank. Effective December 15, 1997, the Overland predecessor portfolio was reorganized as the predecessor Overland Express Sweep Fund of Stagecoach.

The Prime Investment Money Market Fund commenced operations on November 8, 1999 as successor to the Ready Cash Investment Fund of Norwest. The predecessor Norwest Ready Cash Investment Fund was originally organized as a fund of Norwest and commenced operations on September 2, 1998.

The Treasury Plus Money Market Fund commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Treasury Plus Money Market Fund of Stagecoach and the Service Class shares of the Treasury Plus Fund of Norwest. The predecessor Stagecoach Treasury Plus Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 1, 1985. The Fund changed its name from the Treasury Plus Institutional Money Market Fund to the Treasury Plus Money Market Fund effective July 28, 2003.

The 100% Treasury Money Market Fund commenced operations on November 8, 1999 as successor to the Treasury Fund of Norwest. The predecessor Norwest Treasury Fund was originally organized as a fund of Norwest and commenced operations on December 3, 1990.

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INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-government issuers), (iv) investments in repurchase agreements provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the “SEC”), or its staff); and provided further that each of the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the Minnesota Money Market Fund, the National Tax-Free Money Market Fund and the National Tax-Free Money Market Trust (a) may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry and (b) may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies; and further provided that this policy does not apply to the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust and the Minnesota Money Market Fund;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward

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contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

The following Funds have adopted the following fundamental policies:

(9) with respect to the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the National Tax-Free Money Market Fund, and the National Tax-Free Money Market Trust, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) for the state-specific Funds, in investments the income from which is also exempt from such state’s income tax; nor

(10) with respect to the Minnesota Money Market Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments exempt from Minnesota individual income taxes.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies which may be changed by the Board at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 10% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

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(6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(7) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

Certain Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and the Fund should expect no recourse to the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

Bank Obligations

Certain Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic and foreign banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings banks and associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future

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political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including for the purpose of meeting redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations” below) which refers to short-term, unsecured promissory notes issued in order to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Dollar Roll Transactions

Certain Funds may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds’ use of the proceeds of the transaction may be restricted, pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

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Fixed Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds, except the 100% Treasury Money Market Fund, may purchase floating- and variable-rate obligations such as demand notes, bonds, and commercial paper. These obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days. The Funds may only invest in floating- or variable-rate securities that bear interest at a rate that resets based on standard money market rate indices or which are remarketed at current market interest rates. The issuer of such obligations may have a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.

The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Foreign Government Securities

Certain Funds may make investments in foreign government securities. Foreign government securities investments include the securities of “supranational” organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Fund’s investment objective.

Foreign Obligations

Certain Funds may invest in high-quality, short-term (thirteen months or less) debt obligations, including debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or

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diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.

Amounts realized on certain foreign obligations in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

Funding Agreements

Certain Funds may enter into funding agreements. Funding agreements are investment contracts with insurance companies which pay interest at a fixed, variable, or floating rate, and pay principal on a certain mutually agreeable maturity date. The term to maturity cannot exceed 397 days. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund.

Illiquid Securities

The Funds, except 100% Treasury Money Market Fund, may invest in securities not registered under the Securities Act of 1933 Act, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 10% of its net assets in illiquid securities.

Letters of Credit

Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which certain of the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings bank or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

Money Market Instruments

Certain of the Funds may invest in money market instruments, which consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (b) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (c) commercial paper rated in one of the two highest ratings categories by a NRSRO or, if unrated, of comparable quality as determined by the adviser; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that

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at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Mortgage-Related Securities

Certain Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Municipal Bonds

Certain Funds may invest in municipal bonds. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

Municipal Notes

Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

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BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund’s portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium.

Other Investment Companies

The Funds, except the 100% Treasury Money Market Fund, may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s total assets with respect to any one investment company and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

Participation Interests

Certain of the Funds may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Repurchase Agreements

Certain Funds may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Each Fund may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S.

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Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.

Restricted Securities

The Funds, except the 100% Treasury Money Market Fund, may invest in certain restricted securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”) and commercial paper issued in reliance on Section 4(2) of the 1933 Act (“4(2) Paper”). Rule 144A Securities and 4(2) Paper (“Restricted Securities”) are not publicly traded, and thus the liquidity of the market for such securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted Securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 10% of net assets in illiquid securities. The investment adviser, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Restricted Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Restricted Security; (2) the number of dealers willing to purchase or sell the Restricted Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Restricted Security; and (4) the nature of the Restricted Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Restricted Security, the method of soliciting offers and the mechanics of transfer). In order for the adviser to determine that 4(2) Paper is liquid, the adviser must find that, in addition to satisfying the factors identified above, the following conditions are met: (1) the 4(2) Paper must not be traded flat or be in default as to principal or interest; and (2) the 4(2) Paper must be rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO rates the 4(2) Paper, by that NRSRO; or if the 4(2) Paper is unrated, the Board must have determined that the security is of equivalent quality.

Unrated and Downgraded Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the Funds’ procedures adopted by the Board in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an “Eligible Security” or no longer “presents minimal credit risks,” immediate sale of such security is not required, provided that the Board has determined that disposal of the portfolio security would not be in the best interests of the Fund.

U.S. Government and U.S. Treasury Obligations

The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association [“GNMA”] certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable Rate and Amount Master Notes

The Funds, except the 100% Treasury Money Market Fund, may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to

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arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

Zero Coupon Bonds

Certain Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations (“NRSROs”)

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors. The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. During the boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California’s economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. In 2002 and 2003, revenue projections were repeatedly proved too optimistic, and

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shortfalls resulted. The budgetary stresses resulting from dependence on cyclical revenue sources are compounded by an underlying structural imbalance. In January 2004, in presenting the 2004-05 Governor’s Budget, the Governor acknowledged that over the past five years, revenues had increased by 25 percent while expenditures had increased by 43 per cent; during this 5-year period, the State spent about $22 billion more than it had taken in.

In early 2004, the general economic situation is seen to be improving, as personal income rises. Nevertheless, as of June 2004, the Department of Finance reported that year to date revenues to the General Fund are $268 million lower than expected. Housing markets remain strong, despite rising interest rates, with sales and prices at all-time highs in the fourth quarter of 2003. Employment figures remain weak; nonfarm payroll employment was down 1.6 percent in March 2004 from a year earlier, due principally to continued weakness in the San Francisco Bay Area. In May 2004, the Governor’s office predicted annual job growth in 2004 at 0.8 percent, before rising to 2.1 percent in 2005. Monthly unemployment figures for the State in May remained stable from the previous month at 6.2 percent, down from 6.6 percent in March 2004 and consistent with the January 2004 rate of 6.2 percent and the February 2004 rate of 6.3 percent. The national unemployment rate in May 2004 was 5.6 percent.

Bond Ratings. Three major credit rating agencies, Moody’s, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

After voters approved the economic recovery bond issuance in March, Moody’s revised its credit outlook to stable and Standard and Poor’s placed California’s general obligation bonds on CreditWatch positive. On May 21, 2004, Moody’s Investor Service upgraded the credit rating of the State’s general obligation bonds from Baa1 to A3, because of an improving economy and growing political stability. Standard and Poor’s rated the general obligation bonds BBB and Fitch Ratings. It is not possible to determine whether or the extent to which Moody’s, S&P or Fitch Ratings will change such ratings in the future. The 2004-05 Governor’s Budget projects debt-service expenditures of $3.1 billion on general obligations bonds in 2004-05.

Notwithstanding the recent upgrade by Moody’s, California’s general obligation bonds currently have the lowest rating of any state. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

State Finances. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State’s Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Funds in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties (SFEU). The SFEU consists of the residual of total resources after total expenditures and all legal reserves (such as reserve for encumbrances). The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation made from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the

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objective for which such special fund was created. As of March 31, 2004, outstanding loans to the General Fund consisted of $2.22 billion from the SFEU and $2.9 billion from other special funds.

A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State will be required to contribute to the special reserve 1% of revenues in 2007-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the special reserve funds are dedicated to repayment of the economic recovery bonds (ERBs) issued by the State in 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

Fiscal Year 2003-04 Budget. The 2003-04 Governor’s Budget, released January 10, 2003 (the “2003-04 Governor’s Budget”), projected a significant downward revision in State revenues because the State economy was not recovering as anticipated. The downward revision was due principally to weak personal income tax revenues; taxes on exercise of stock options and stock transfers dropped due to the depressed stock market. The 2003-04 Governor’s Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004. The 2003-04 Governor’s Budget proposed to close the budget shortfall by cutting spending, issuing additional debt and shifting State funds.

In the May 2003 Revision to the 2003-04 Governor’s Budget, the cumulative budget shortfall increased to $38.2 billion, due principally to delay in recognizing revenues from tobacco securitization bonds, legislative refusal to make cuts as deep as the Governor requested, and higher than expected caseloads for certain health and social services and correctional programs.

In June 2003, Governor Davis announced that as of October 1, 2003, the State would no longer offset taxpayers’ obligations to pay the Vehicle License Fee (VLF), a revenue stream dedicated to local governments equal to 2% of the depreciated market value of vehicles. Local governments include cities, counties, special districts and redevelopment agencies. Since 1998, the State reduced the VLF for taxpaying vehicle owners and paid local governments the difference between the reduced rate and the statutory 2% rate, a practice known as “backfilling.” While the State’s offset obligations officially terminated as of October 1, 2003, the State discontinued backfill payments to local governments immediately as of June 20, 2003. During the interval between June and October 2003, a $1.3 billion gap opened up between the State’s offset obligations and the receipts of local governments. Pursuant to a statute passed in 2003, the $1.6 billion will be paid to local entities in August 2006.

2003 Budget Act. Governor Davis’s 2003-04 Budget was enacted on August 2, 2003 (the “2003 Budget Act”). The 2003 Budget Act provided for a deficit-financing bond of approximately $10.7 billion to help cover the cumulated budget deficit. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, including a 4 percent increase in State tax revenues. General Fund expenditures were estimated to drop 9 percent, from $78.1 billion in 2002-03 to $71.1 billion in 2003-04, due to the suspension of the VLF backfill payments, the receipt of $1.9 billion in pension obligation bonds to cover all of the State’s quarterly pension contributions for 2003-04, and a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million), among other things.

The 2003 Budget Act was enacted under the shadow of a recall election. In February 2003, a campaign to recall Governor Davis began gathering signatures to support a petition. On July 23, 2003, the California Secretary of State announced that sufficient signatures had been gathered to support the recall petition. A special election was scheduled for October 7, 2003.

Subsequent Developments. On October 7, 2003, California voters ousted Governor Davis and elected Governor Arnold Schwarzenegger. After his election, Governor Schwarzenegger restored the VLF offset at an expected expense of $2.65 billion for 2003-04 and $4.06 billion in 2004-05. At the Midyear Revision in December 2003, Governor Schwarzenegger proposed reductions totaling $3.9 billion for fiscal years 2003-04 and 2004-05, including cuts in Medi-Cal payments and the cancellation of a highway improvement project.

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Governor Schwarzenegger, like ex-Governor Davis, planned to close the 2003-04 budget deficit by borrowing, but he was initially stalled by court challenges. The $1 billion pension bond proposal was disapproved by a superior court and the State settled with the plaintiffs before judgment was rendered on appeal. The $10.7 billion deficit bonds were challenged on the grounds that the California Constitution prohibits the State from borrowing to fund current obligations without voter approval. In November 2003, Governor Schwarzenegger repackaged his deficit bond plan as a pair of ballot propositions.

Proposition 57 authorized $15 billion of economic recovery bonds (ERBs). Proposition 58 featured a number of fiscal constraints: (a) a prohibition on future use of many types of deficit bonds (notably excluding short-term borrowing to cover cash shortfalls), (b) creation of a special reserve fund, and (c) a mandate that the Legislature enact a balanced budget. Previously, governors were required to propose a balanced budget, but the Legislature could enact a deficit budget. Half of the Proposition 58 special reserve funds would be allocated to repayment of the ERBs authorized by Proposition 57. The ERBs would also be secured by a dedicated ¼ cent sales tax; the net sales tax would not increase because Proposition 57 also reduced the authority of local governments to levy sales taxes by ¼ cent. Each of Proposition 57 and 58 would not become effective unless the other also passed.

In March 2004, voters approved both Propositions 57 and 58. Another ballot initiative aimed at smoothing budgetary gridlock failed, however; Proposition 56 would have reduced the majority needed to pass budget legislation from 2/3 to 55% of each house.

In May, 2004, the State Treasury issued the first tranche of ERBs, a fixed-rate double-barrel security. The true rate of interest on the bonds is 4.025 percent, and it is secured by both ¼ cent sales tax and the Proposition 58 special reserve fund. The approximately $7.9 billion offering was oversubscribed. The second tranche of approximately $2.97 billion offered a variable-rate security. Due to improving economic conditions, the State Treasury collected a total of approximately $11 billion of the authorized $15 billion debt, leaving $4 billion in reserve. The proceeds of the bond sale will fund general obligations, including repayment of $14 billion in short-term revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”) due in June 2004. A RAN is an obligation that is issued and repaid within a single fiscal year; a RAW is issued and redeemed in different fiscal years.

Proposed Fiscal Year 2004-05 Budget. The 2004-05 Governor’s Budget, released on January 9, 2004 (the “2004-05 Governor’s Budget”), projected improvements in State revenues as a result of economic recovery. The 2004-05 Governor’s Budget projected General Fund revenues to grow 2.4 percent to $76.4 billion and expenditures to decline to $76.1 billion, leaving a reserve of $635 million at the end of 2004-05. A budget shortfall of over $14 billion and a cumulated deficit of $26 billion were also projected. To close the gap, the Governor proposed to use $12.3 billion in proceeds from the ERBs and $14.6 billion in other solutions. As the economy continued to improve in early 2004, the ERB offering amount was reduced to approximately $11 billion.

The May 2004 revision of the 2004-05 Governor’s Budget (the “2004 May Revision”) updates the 2004-05 Governor’s Budget projections by revising downward projected General Fund revenues by $36 million in 2003-2004, but revising upward for the fiscal year 2004-05 by $281 million, due principally to anticipated increases in personal income tax receipts. The State also collected in 2003-04 about $1.3 billion pursuant to an amnesty program for illegal tax shelters, which was more than was expected.

The solutions proposed in the 2004 May Revision to close the budget gap include extracting $500 million from renegotiated Indian gaming compacts, issuing nearly $1 billion in bonds to cover current pension fund payment obligations, taking a 75% share of any punitive damages awarded in California courts, and renegotiating a contract with correctional officers to win $300 million in concessions. Governor Schwarzenegger has signed agreements with five tribes that would result in a substantial payment to the State in exchange for expanded gambling rights. The tribes will underwrite a $1 billion bond, which will be secured by payments the tribes will

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make to the State, projected to be in the range of $150 to $250 million annually. A lawsuit seeking to enjoin the new compacts is pending. The pension bond proposal may not be implemented—when substantially similar bonds were proposed last year, a superior court enjoined their issuance and the State settled with the plaintiffs before judgment was rendered on appeal. With the politically powerful correctional officers union, the Governor is reported to have reached an agreement in principle that would save the State an estimated $100 million.

The State Legislative Analyst’s Office (the “LAO”), a non-partisan agency, has observed that while the 2004-05 Governor’s Budget has a deficit of only $0.8 billion in 2004-05, an operating deficit of $7 billion would re-emerge in 2005-06 and would persist through 2008-09 at least. With respect to the 2004 May Revision, the LAO submits that the budget-gap proposals exacerbate the out-year operating deficit problem expected to emerge in 2005-06. The LAO also submits that by retreating from some spending cuts proposed in the 2004-05 Governor’s Budget, the 2004 May Revision does not effectively address the State’s structural imbalance.

To minimize opposition to other proposed spending cuts, in May 2004 the Governor reached understandings with local governments and with the University of California and the California State University that trade short-term funding cuts in exchange for more funds and more financial autonomy later. The Governor has encountered opposition to his plans from the California Legislature, however, and it remains uncertain whether the understandings will be adopted and implemented.

Local governments had agreed in principle to shift $1.3 billion in funds otherwise allocated to local governments in each of fiscal years 2004-05 and 2005-06. In return, the Governor agreed to sponsor a constitutional initiative in November 2004 that would, beginning in 2006-07, curb State authority to reduce local governments’ share of tax revenue. If the measure is put to voters and passes, in 2004-05 and 2005-06, local governments would face cuts in property tax revenue allocated by the State. Entities with the capacity to charge user fees, providers of transportation, water and sewer services, will face the heaviest funding cuts, losing 40% of their property tax revenue to the State. The measure would also replace the ¼ cent sales tax revenue with a share of property tax revenue, permanently reduce the VLF to 0.65 percent, and eliminate the State’s VLF backfill obligations. The LAO has criticized the local government proposal for merely shifting the budget crisis from the State level to the local level, rather than fixing it. To the extent that local entities are unable to recoup their losses with higher fees, service, capital investment and maintenance may suffer. For years after 2006, the proposal has been criticized for limiting the State’s future flexibility to manage revenue shortfalls, and by locking into place an unwieldy relationship between the State and local governments. It is not possible to predict whether the Legislature will accept the agreement in principle or California voters will endorse the initiative.

California’s two university systems have agreed in principle to a State funding plan to be in effect from 2005-06 to 2010-11. The universities will staunch the loss by reducing enrollment, despite increasing numbers of eligible students, and by imposing higher fees. The LAO has criticized the Governor’s proposed university compact because the multiyear commitment would reduce the State’s annual budgetary discretion and because its terms overlap but do not entirely further the State’s existing Master Plan for higher education.

Many of the Governor’s budget proposals are controversial and there can be no assurance that any of the cost-cutting or revenue-raising proposals will be enacted by the Legislature or withstand judicial scrutiny. Final action on budget adjustments for 2003-04 and enactment of the 2004 Budget Act will occur following negotiations between the Legislature and the Governor. We cannot predict when a 2004-05 budget will be enacted, but the July 1, 2004 deadline has been missed.

Future Budgets. We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. Governor Schwarzenegger has presented budget reforms directly to voters as ballot propositions that amend the California Constitution. Embedding near-term solutions into the State Constitution, particularly solutions that defer current costs and that anticipate benefits in the future, may impair the State’s flexibility and limit its options in the future. The State budget will be affected by national and State economic conditions and other factors.

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State Indebtedness. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

General Obligation Bonds. California’s capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of April 1, 2004, the State had outstanding approximately $33.3 billion aggregate principal amount of long-term general obligation bonds and unused voter authorizations for the future issuance of $20 billion of long-term general obligation bonds. The 2004-05 Governor’s Budget estimates that the State will spend $1.9 billion in general obligation bond proceeds for capital projects in 2004-05.

Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.46 billion in general obligation commercial paper notes may be outstanding at any time. As of April 1, 2004, the State did not have any general obligation commercial paper notes outstanding.

Lease-Revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had $6.9 billion General Fund-supported lease-revenue debt outstanding at April 1, 2004. The 2004-05 Governor’s Budget projects General Fund expenditures of $520 million on debt service for lease-revenue bonds.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding $44.4 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of December 31, 2003.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. In June 2003, the State issued $11 billion of 2003-04 RAWs, the largest-ever issuance of such securities. In September 2003, the State issued $3 billion of RANs. Both RANs and RAWs come due in June 2004 and will be repaid with proceeds of the ERB issuance. As of May 1, 2004, the State had outstanding $17 billion in RAWs and RANs. Total General Fund-supported debt as of May 1, 2004 totaled $57 billion.

Borrowings from the United States Department of Labor. California has not collected unemployment contributions sufficient to match unemployment claims, and its unemployment insurance trust fund faces a projected deficit of $722 million by the end of 2004. The deficit reflects California’s comparatively low employer contribution requirements, due to a low taxable wage base. It also reflects the expansion of benefits to workers in 2001 and the high number of benefit claimants. Also, workers have been staying unemployed longer than in previous recessions, more workers are exhausting their unemployment benefits, and long-term unemployment is affecting older and more educated workers disproportionately. The trust fund deficiency has

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caused employer contribution rates to rise to emergency levels, but payments are still less than outflows. The State applied for a loan from the U.S. Department of Labor, which it expected to draw down beginning in April 2004. Loans that are repaid within a single federal fiscal year are interest-free, but any outstanding balance as of October 1 must be repaid with interest. Any interest cannot be repaid from unemployment insurance contributions by employers, but must come from other state revenues.

Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex and ambiguous legislative framework, and may in the future be required to return revenues previously collected.

The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner’s acquisition, the amount of tax on comparable properties varies widely.

Proposition 4 or the “Gann Initiative” (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs. The State has withheld these allocations in part in 2003-04 to deal with the State’s financial challenges.

In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes. In 1995, the California Supreme Court upheld the constitutionality of Proposition 62.

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In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of “limiting local government revenue and enhancing taxpayer consent.” Proposition 218 requires a majority of a local entity’s electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity’s electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges.

Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

Other litigation and initiatives complicate the State’s ability to spend tax revenue.

In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. In the 2004 Governor’s Budget, the Governor proposed that the level of Proposition 98 spending be approximately $2 billion less than otherwise required. This proposal would add $2 billion to the existing “maintenance factor” (the difference between Proposition 98 guarantees and actual appropriations), bringing the cumulative maintenance factor to $4 billion, which must be restored in future years as economic conditions improve. The 2004-05 Governor’s Budget projects the maintenance factor will be restored in 6-10 fiscal years.

In White v. Davis, taxpayers challenged the authority of the State Controller to pay State obligations when no State budget is in effect. The issue arises when a budget for the coming year is not passed by July 1, when the budget for the previous fiscal year expires, a situation known as a budget impasse. In May 2003, the California Supreme Court held that state employees who work during a budget impasse are entitled to payment of only minimum wage amounts until a budget is passed, and that the State is contractually obligated to pay employees’ full salaries (net any minimum wage amounts) once the budget is properly enacted.

With a constitutional initiative proposed for November 2004, Governor Schwarzenegger is expected to ask voters to implement a complex tax swap arrangement to provide funding for local governments. As described above, the measure would shift $1.3 billion from local governments in each of 2004-05 and 2005-06, but would prohibit such transfers in the future.

The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Among other things, the lawsuits seek damages from the State relating to pension funding, flood damages, environmental remediation and energy contracts. Claimants seek refunds of corporate tax assessments and escheats, and prohibitions against deferral of payments to local governments.

Penalties against the State for administrative errors may require the State to make significant future payments. The State of California expects to receive about $55 billion in federal funds in 2004-05, with roughly $27 billion dedicated to various health and social services programs and about $14 billion allocated to education. Compliance with federal program requirements is enforced by penalties. California has failed to administer the federal food stamp program with an acceptable level of errors, but under an agreement reached in May 2004, the State will avoid most of a $185 million penalty. The State also expects to defer until 2005 payment of a $220

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million penalty for failure to implement a statewide computer system to track child support payments; if the system is operational in 2005, the penalty may be waived.

Other Considerations. Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the State, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California’s selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

Recent Developments Regarding Energy. The stability of California’s power grid and its transmission capacity remains of concern. In its 2004 Summer Assessment, California’s Independent Service Operator (ISO) predicts adequate capacity to meet anticipated summer demands, but with a narrow operating margin, and with the reliability of the power grid qualified by anticipated transmission bottlenecks in about 30 areas. Heat waves in Southern California in the spring of 2004 have resulted in transmission emergencies, which have prompted cuts to certain volunteer customers and also short rotating blackouts. In 2000 and 2001, at the height of California’s energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California’s supply of electric energy has been augmented by 36 new power plants with a combined capacity of 5,000 megawatts becoming operational, and transmission lines have been upgraded.

Financially, California is still paying the costs incurred in 2000-01, and it is still contesting those costs. In January 2001, then-Governor Davis directed the California Department of Water Resources (“CDWR”) to enter into contracts and make arrangements for the purchase and sale of electric power as necessary when three investor-owned utilities (“IOUs”) exhausted their cash reserves and became unable to purchase electricity in the spot market. Accordingly, CDWR entered into 56 long-term contracts with approximately 28 energy providers worth an aggregate $42.5 billion. CDWR agreed to contracts with terms of up to 20 years and with power prices significantly lower than the then-prevailing spot market prices. When power prices subsequently fell to less than half the contracted prices, CDWR sought to renegotiate contract prices with energy suppliers. As of March 2004, 34 contracts have been renegotiated, reducing projected costs by $6.34 billion, 14 contracts have expired, and 2 contracts have been terminated. As of March 2004, the total energy contract cost is projected to be $28.3 billion. The contracts remaining in CDWR’s portfolio are deemed to be more reliable supply commitments, due to generator promises to build new plants. As of January 1, 2003, the CDWR’s authority to enter into new power purchase contracts was terminated.

California has asserted that certain long-term energy contracts are invalidated by market manipulation by certain energy companies and it continues to seek disgorgement of $9 billion. On June 25, 2003, the Federal Energy Regulatory Commission (“FERC”) denied the State’s request to modify or cancel long-term energy contracts signed at the height of the 2000-01 energy crisis. In its decision, FERC stated that it found no evidence of bad faith in the negotiations of the contracts. The State has alleged that energy companies artificially drove up the cost of power during the crisis and unfairly profited from prices inflated by widespread market manipulation. The State is currently appealing FERC’s decisions and is attempting to supplement the administrative record with recent revelations of misdoings by energy traders. In addition, the State is engaged in a number of other court proceedings stemming from the energy crisis. PG&E, one of the IOUs forced into bankruptcy in 2001, emerged from bankruptcy in December 2003.

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CDWR’s present liability for the 2001-02 power purchases consists of $11.263 billion in revenue bonds. Payment on the CDWR revenue bonds is made from bond service charges paid by customers of the IOUs. For calendar year 2004, the CDWR states that the aggregate bond service charge will be $873 million. The CDWR revenue bonds are not a debt or liability of the State and do not obligate the State to levy or pledge any form of taxation or to make any appropriation for their payment.

Natural gas prices in California are not regulated and therefore may fluctuate. One of the State’s IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, and that could in turn affect State and local revenues.

Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. In October 2003, wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernadino, San Diego and Ventura Counties. The President declared disaster areas in four counties. Losses have been estimated in the range of $1.5 to $2.5 billion. As of May 2004, state and federal authorities had assembled more than $300 million in disaster relief funds.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During droughts in the 1980s and 1990s, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods. Following the 2003 fires, torrential rain in Southern California precipitated mudslides, which compounded losses suffered in the wildfires. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

Additional Proposed Bond Obligations. At the same time that State voters authorized the ERBs, they also approved issuance of $12 billion in general obligation bonds to construct and renovate public education facilities (kindergarten through university level). Accordingly, approximately $27 billion in new state general obligation debt has been authorized already in 2004. Voters will be presented with additional state bond initiatives on the November, 2004 ballot. Voters will likely be asked to finance construction of a high-speed passenger rail line connecting the state’s major cities by issuing $9.95 billion in general obligation bonds. Governor Schwarzenegger has supported quashing the initiative altogether or delaying the vote until 2008, and other legislators have endorsed plans to delay presentation of the initiative to voters until 2006.

Additionally, several private groups have gathered enough signatures to qualify proposals for presentation to voters. Californians for Stem Cell Research and Cures backs a proposal to issue $3 billion of state general obligation bonds to provide $295 million annually for 10 years to California schools, institutes, and

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private companies conducting stem cell research. The measure is designed to be self-funding, with repayment made from patent royalties and tax revenues generated by new jobs. Independently, the California Children’s Hospital Association backs a proposal to issue $750 million in state general obligation bonds to fund grants to eligible children’s hospitals across California.

SPECIAL CONSIDERATIONS

AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS

The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. While the Trust has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

Constitutional State Revenue Limitations. Minnesota’s constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its “allotment.” The State’s Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State’s legislature is not in session, the Governor is empowered to convene a special legislative session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

Population Trends in the State. Minnesota resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000 or, at an average annual compound rate of 1.2 percent, the same as the national average at an annual compound rate during this period. From 2000 to 2003, Minnesota’s resident population was 4,934,000, having grown at an annual compound rate of 0.8 percent compared to the annual rate for the U.S. as a whole of 1.2 percent. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.8 percent through 2015.

Structure of the State’s Economy. Diversity and a significant natural resource base are two important characteristics of the State’s economy.

At an aggregate level of detail, the structure of the State’s economy parallels the structure of the United States economy as a whole. For 2003, State employment in 14 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of the total State employment was within two percentage points of national employment share.

Some unique characteristics of the State’s economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the State’s employment highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.6 percent of the State’s durable goods employment was concentrated in 2003, as compared to 15.2 percent for the United States as a whole.

The importance of the State’s resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2003, 36.5 percent of the State’s non-durable goods employment was concentrated in food manufacturing. This compares to 27.3 percent in the national economy. Over half of the State’s acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.

Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 6.1 thousand in 1990 to 3.5 thousand in 2003.

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Employment Growth in the State. Between 1990 and 2000, Minnesota’s employment grew 23.3 percent compared with 19.9 percent nationwide. For the 2000 to 2003 period, Minnesota’s employment declined 1.5 percent compared to 1.4 percent nationally.

Performance of the State’s Economy. Since 1990, State per capita personal income has been within nine percentage points of national per capita personal income. The State’s per capita income has generally remained above the national average. In 2002, Minnesota per capita personal income was 108.3 percent of the national average.

During 2001 and 2002, the State’s monthly unemployment rate was generally less than the national unemployment rate, averaging 4.4 percent in 2002, as compared to the national average of 5.8 percent. In 2003, Minnesota’s unemployment rate averaged 5.0 percent, as compared to the national average of 5.8 percent.

Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers. The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 118 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 61	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 70	Trustee, since 1987	President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 63	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 72	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 59	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the calendar year ended December 31, 2004, the Trustees received the following compensation:

Compensation Table

Year Ended December 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES

Thomas S. Goho	$87,000
Peter G. Gordon	$97,000
Richard M. Leach	$87,000
Timothy J. Penny	$87,000
Donald C. Willeke	$87,000

INTERESTED TRUSTEES
Robert C. Brown	$81,000
J. Tucker Morse	$81,000

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Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Funds
	California Tax-Free Money Market Fund	California Tax-Free Money Market Trust	Cash Investment Money Market Fund	Government Money Market Fund	Heritage Money Market Fund*	Liquidity Reserve Money Market Fund	Minnesota Money Market Fund	Money Market Fund	Money Market Trust	Municipal Money Market Fund*	National Tax- Free Money Market Fund	National Tax- Free Money Market Trust	Overland Express Sweep Fund	Prime Investment Money Market Fund	Treasury Plus Money Market Fund	100% Treasury Money Market Fund	Aggregate Dollar Range of Equity Securities of Fund Complex**

Independent Trustees

Thomas S. Goho																	D
Peter G. Gordon																	B
Richard M. Leach																	0
Timothy J. Penny																	C
Donald C. Willeke																	D

Interested Trustees

Robert C. Brown																	D
J. Tucker Morse																	D

*	These Funds are expected to commence operations in the second quarter of 2005.

**	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 118 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, “Advisers”), a description of the quality and nature of the services provided by the Advisers.

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Before approving an Advisory Agreement with an Adviser, the Board reviewed the fees that would be payable for the new funds and a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreements, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

For all of the Funds, except the Heritage Money market and Municipal Money Market Funds, the Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a “Peer Group,” a group of funds that was similar to the specific Fund, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the Adviser’s background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment Adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Adviser’s compliance procedures including the Advisers’ internal compliance policies relating to the respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which the sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds.

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More specifically, the Board reviewed the method by which the sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

Investment Adviser. Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser to the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Prior to 8/1/04	Fee
California Tax-Free Money Market Fund	0.30	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

California Tax-Free Money Market Trust	0.00	All asset levels	0.00

Cash Investment Money Market Fund	0.10	All asset levels	0.10

Government Money Market Fund	0.10	All asset levels	0.10

Heritage Money Market Fund	N/A	0-999M 1-4.99B >5B	0.30% 0.275% 0.25%

Liquidity Reserve Money Market Fund	0.35	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

Minnesota Money Market Fund	0.30	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

Money Market Fund	0.40	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

Money Market Trust	0.00	All asset levels	0.00%

Municipal Money Market Fund	N/A	All asset levels	0.10%

National Tax-Free Money Market Fund	0.10	All asset levels	0.10

National Tax-Free Money Market Trust	0.00	All asset levels	0.00

Overland Express Sweep Fund	0.45	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

Prime Investment Money Market Fund	0.10	All asset levels	0.10

Treasury Plus Money Market Fund	0.10	All asset levels	0.10

100% Treasury Money Market Fund	0.35	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

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Advisory Fees Paid. For the fiscal year ends indicated below, the following Funds paid to Funds Management the following advisory fees and Funds Management and/or Wells Fargo Bank waived the indicated amounts:

	Year Ended 3/31/04		Year Ended 3/31/03				Year Ended 3/31/02
Fund	Fees Paid	Fees Waived	Fees Paid		Fees Waived		Fees Paid	Fees Waived
California Tax-Free Money Market	$12,462,872	$4,646,694	$4,849,837		$3,026,815		$5,061,474	$3,015,758
California Tax-Free Money Market Trust	$0	$0	$0		$0		$0	$0
Cash Investment Money Market Fund	$22,802,957	$7,752,607	$7,817,035		$9,038,438		$8,849,176	$8,791,110
Government Money Market Fund	$13,441,782	$2,794,722	$16,438,697		$2,071,995		$13,683,34	$1,521,361
Liquidity Reserve Money Market	$7,126,110	$2,476,473	1,104,243	*	804,861	*	N/A	N/A
Minnesota Money Market	$518,889	$132,217	$351,980		$39,389		$309,550	$33,781
Money Market	$53,402,122	$21,675,448	$19,404,069		$18,215,433		$23,117,476	$20,750,910
Money Market Trust	$0	$0	$0		$0		$0	$0
National Tax-Free Money Market Fund	$3,277,399	$1,363,303	$113,965		$1,442,439		$116790	$1,366,168
National Tax-Free Money Market Trust	$0	$0	$0		$0		$0	$0
Overland Express Sweep	$34,646,526	$13,209,526	$24,592,924		$0		$25,131,904	$0
Prime Investment Money Market Fund	$2,718,134	$384,798	$2,394,978		$65,671		$1,775,127	$100,777
Treasury Plus Money Market	$6,900,040	$2,101,060	$1,910,045		$401,379		$484,099	$1,475,130
100% Treasury Money Market Fund	$12,704,424	$2,188,082	$7,192,416		$2,669,711		$6,785,093	$2,560,224

The other Funds will not commence operations until the second quarter of 2005.

General. Each Fund’s Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Contract or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser. Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management”) to serve as investment sub-adviser to the Funds. Subject to the direction of the Board and the overall supervision and control of Funds Management and the Trust, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Funds’ assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust’s Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

As compensation for its sub-advisory services to each Fund, except the California Tax-Free Money Market Trust, Money Market Trust and the National Tax-Free Money Market Trust, Wells Capital Management is entitled

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to receive a monthly fee equal to an annual rate of 0.05% of the first $1 billion of each Fund’s average daily net assets, and 0.04% of each Fund’s average daily net assets over $1 billion. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly. Wells Capital Management does not receive any fees for investment sub-advisory services provided to the money market Trust Funds.

Administrator. The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

	Fee
Class	Prior to 8/1/04	Effective 8/1/04
Class A and Class B Shares	0.27%	0-4.99B 5-9.99B >9.99B	0.27 0.26 0.25	% % %

Service Class Shares	0.17%	0-4.99B 5-9.99B >9.99B	0.17 0.16 0.15	% % %

Administrator Class Shares	0.15%	0-4.99B 5-9.99B >9.99B	0.15 0.14 0.13	% % %

Institutional Class Shares	0.13%	0-4.99B 5-9.99B >9.99B	0.13 0.12 0.11	% % %

Investor Class	N/A	0-4.99B 5-9.99B >9.99B	0.50 0.49 0.48	% % %

	Fee
Single Class Funds	Prior to 8/1/04	Effective 8/1/04
Retail Funds	0.27%	0-4.99B 5-9.99B >9.99B	0.27 0.26 0.25	% % %

Service/Trust Funds	0.17%	0-4.99B 5-9.99B >9.99B	0.17 0.16 0.15	% % %

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	Fee
Single Class Funds	Prior to 8/1/04	Effective 8/1/04
Institutional Funds	0.13%	0-4.99B 5-9.99B >9.99B	0.13 0.12 0.11	% % %

Administrative Fees Paid. For the periods indicated below, the following Funds paid the following dollar amounts to Funds Management for administration:

	Year Ended 3/31/04	Year Ended 3/31/03	Year Ended 3/31/02
Fund	Funds Management	Funds Management	Funds Management
California Tax-Free Money Market Fund	$6,682,864	$4,173,151	$4,038,616
California Tax-Free Money Market Trust	$1,155,171	$949,135	$745,545
Cash Investment Money Market Fund	$23,369,795	$25,364,235	$26,460,429
Government Money Market Fund	$10,450,364	$8,042,531	$6,516,302
Liquidity Reserve Money Market Fund	$3,586,863	$915,513	N/A
Minnesota Money Market Fund	$348,008	$208,420	$171,665
Money Market Fund	$20,261,700	$14,935,314	$16,450,645
Money Market Trust	$2,976,518	$2,490,211	$2,099,207
National Tax-Free Money Market Fund	$3,625,781	$2,354,749	$2,224,438
National Tax-Free Money Market Trust	$957,508	$707,587	$463,043
Overland Express Sweep Fund	$12,861,985	$8,683,614	$8,377,301
Prime Investment Money Market Fund	$3,777,654	$3,724,500	$2,813,856
Treasury Plus Money Market Fund	$9,051,037	$3,458,765	$2,938,844
100% Treasury Money Market Fund	$5,307,809	$4,288,029	$4,005,136

The other Funds will not commence operations until the second quarter of 2005.

Distributor. Stephens (the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds in the second quarter of 2005.

The Liquidity Reserve Money Market Fund, Money Market Fund and Overland Express Sweep Fund have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for the classes of shares listed below. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the indicated classes of shares of the following Funds pay Stephens Inc., (“Stephens”) on a monthly basis, an annual fee based on the rate indicated below, of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

Fund	Fee
Liquidity Reserve Money Market Fund
Investor Class	0.25%
Money Market Fund
Class B	0.75%
Overland Express Sweep Fund
Single Class	0.25%

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The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

For the year ended March 31, 2004, the Funds paid Stephens the following fees for distribution-related services:

Fund	Total	Advertising	Printing & Mailing Prospectuses	Underwriters Compensation	Compensation to Broker/ Dealers	Other
Liquidity Reserve Money Market	$3,321,169	$0	$0	$0	$0	$3,321,169
Money Market Class B*	$13,013,853	$0	$0	$0	$0	$13,013,853
Overland Express Sweep	$14,291,095	$0	$0	$0	$0	$14,291,095

*	Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Money Market Fund are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Board and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Funds, and no material amendment to the Plan may be made except by a majority of both the Board and the Non-Interested Trustees.

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The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent. The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to a fee from each applicable Fund listed below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Board and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

Fund	Fee
California Tax-Free Money Market Fund
Class A	0.25%
Service Class	0.25%
Cash Investment Money Market Fund
Administrator Class	0.10%
Service Class	0.25%
Government Money Market Fund
Class A	0.25%
Administrator Class	0.10%
Service Class	0.25%
Liquidity Reserve Money Market Fund
Single Class	0.25%
Minnesota Money Market Fund
Class A	0.25%
Money Market Fund
Class A	0.25%
Class B	0.25%
Investor Class	0.25%
Municipal Money Market Fund
Investor Class	0.25%

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Fund	Fee
National Tax-Free Money Market Fund
Class A	0.25%
Administrator Class	0.10%
Service Class	0.25%
Overland Express Sweep Fund
Single Class	0.25%
Prime Investment Money Market Fund
Service Class	0.25%
Treasury Plus Money Market Fund
Class A	0.25%
Service Class	0.25%
100% Treasury Money Market Fund
Class A	0.25%
Service Class	0.25%

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Board and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

Custodian. Wells Fargo Bank, N.A. (the “Custodian”) located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

Fund Accountant. PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual asset based Fund complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees
$0-85 billion	0.0051%
>$85 billion	0.0025%

Each Fund’s share of the annual asset based Fund complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund complex wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC was also entitled to receive certain out-of-pocket expenses.

Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for certain Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each

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additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions. Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis in the second quarter of 2005. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. The money market Funds, except the Heritage Money Market and Municipal Money Market Funds paid no underwriting commissions for the year ended March 31, 2004, March 31, 2003 and March 31, 2002.

Code of Ethics. The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Adviser are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) per share for each class of the Funds is determined as of the times listed in the chart below:

Funds	NAV Calculation Time (Pacific Time)
California Tax-Free Money Market Fund	9:00 a.m.
California Tax-Free Money Market Trust	9:00 a.m.
Cash Investment Money Market Fund	2:00 p.m.
Government Money Market Fund	2:00 p.m.
Heritage Money Market Fund	12:00 Noon
Liquidity Reserve Money Market Fund	12:00 Noon
Minnesota Money Market Fund	9:00 a.m.
Money Market Fund	12:00 Noon
Money Market Trust	12:00 Noon

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Funds	NAV Calculation Time (Pacific Time)
Municipal Money Market Fund	9:00 a.m.
National Tax-Free Money Market Fund	9:00 a.m.
National Tax-Free Money Market Trust	9:00 a.m.
Overland Express Sweep Fund	12:00 Noon
Prime Investment Money Market Fund	2:00 p.m.
Treasury Plus Money Market Fund	2:00 p.m.
100% Treasury Money Market Fund	10:00 a.m.

If the markets for the instruments and securities the Funds invest in close early, the Funds may close early and may value their shares at earlier times under these circumstances. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds’ portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund’s NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. It is the intention of the Funds to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of

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the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day the Funds are open for business (a “Business Day”). The Funds are open on any day that both the New York Stock Exchange and Federal Reserve are open. The New York Stock Exchange is currently closed in observance of New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Federal Reserve is closed on all days listed above (except Good Friday) as well as Columbus Day and Veterans Day.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation times described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. Class A and Class B shareholders with an existing Wells Fargo Advantage Funds account may purchase

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additional shares of classes of Funds that they already own, and redeem shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemption proceeds may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Advantage Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for former Norwest Advantage Fund Class B Shareholders. No contingent deferred sales charge is imposed on redemptions of Money Market Fund Class B shares received in exchange for Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

In general Class B shares exchanged for Money Market Fund Class B shares retain their original CDSC schedule and any reduced sales charges privileges. Please refer to the prospectus for the original shares regarding applicable schedules and waivers.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares of all of the Wells Fargo Advantage Funds at NAV.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, each Fund’s Sub-Adviser is responsible for each Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the

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1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.

Brokerage Commissions. For the fiscal year ended March 31, 2004, the Funds listed below paid brokerage commissions as listed below:

Fund	Total Commissions
California Tax –Free Money Market	$750

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For the fiscal years ending March 31, 2003 and March 31, 2002, the Funds did not pay any brokerage commissions and did not direct brokerage transactions to a broker for research services.

Securities of Regular Broker-Dealers. As of March 31, 2004, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown: (i) the name of each regular broker or dealer and (ii) the dollar value of such securities of such broker or dealer held by each Fund.

Fund	Broker/Dealer	Value
(a) Cash Investment Money Market	Bear, Stearns & Co., Inc.	$165,000,000
	Goldman, Sachs & Co.	$180,000,000
(b) Liquidity Reserve Money Market	Bear, Stearns & Co., Inc.	$10,000,000
	Goldman, Sachs & Co.	$15,000,000
(c) Money Market	Bear, Stearns & Co., Inc.	$50,000,000
	Goldman, Sachs & Co.	$85,000,000
(d) Money Market Trust	Bear, Stearns & Co., Inc.	$20,000,000
	Goldman Sachs Inc.	$20,000,000
(e) Overland Express Sweep	Bear, Stearns & Co.	$30,000,000
	Goldman, Sachs & Co.	$50,000,000

FUND EXPENSES

Funds Management is contractually obligated, subject to certain conditions, to reimburse each Fund for some of its operating expenses or to waive a portion of the fees payable to it in order to maintain a certain operating expense ratio. Funds Management also may voluntarily waive fees and/or reimburse expenses, which can reduce operating expenses. During the last fiscal year, Funds Management voluntarily waived certain fees for the Money Market Fund and Overland Express Sweep Fund. Actual reimbursements and waivers have a positive effect on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal and certain state income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning

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federal income taxes, and as applicable, certain California and Minnesota taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters other than certain California and Minnesota taxes.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal and state income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable

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year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market Fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased

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by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash

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derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. Except for exempt-interest distributions, defined below, paid out by the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the Minnesota Money Market Fund, the National Tax-Free Money Market Fund and the National Tax-Free Money Market Trust (collectively, the “Tax-Free Funds”), all distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. In general, as long as a Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. These loss disallowance rule does not apply to losses realized under a periodic redemption plan.

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Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate. Reductions in the individual federal income rate tax on certain qualified dividends generally will not apply to Fund distributions.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account. Shares of the Tax-Free Funds may not be suitable investments for tax-deferred plans and tax-exempt investors.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a

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permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Additional Considerations for the Tax-Free Funds. If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest distributions.” The Tax-Free Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on a Tax-Free Fund’s tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Tax-Free Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Free Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on “private activity bonds.” To the extent that a Tax-Free Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Free Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds

46

should consult their tax advisors before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund’s expenses in computing their federal AMT. In addition, exempt-interest distributions paid by a Tax-Free Fund to a corporate shareholder is included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation. As of the printing of this SAI, individuals are subject to federal AMT at a maximum rate of 28% and corporations are subject to federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

Additional Considerations for the California Tax-Free Money Market Fund and California Tax-Free Money Market Trust. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California Exempt Securities”), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (“California exempt-interest distributions”). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. government and U.S. possession obligations. The California Tax-Free Money Market Fund and California Tax-Free Money Market Trust (“California Tax-Free Funds”) intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, each California Tax-Free Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Tax-Free Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

In cases where a shareholder of a California Tax-Free Fund is a “substantial user” or “related person” with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to “substantial users” are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Tax-Free Fund is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Tax-Free Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Tax-Free Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Further, it should be noted that the portion of any California Tax-Free Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Tax-Free Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Tax-Free Funds’ distributions and as to their own California state tax situation, in general.

Additional Considerations for the Minnesota Money Market Fund. Shareholders of the Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Fund distributions to the extent that such distributions qualify as exempt-interest distributions under Section 852(b)(5) of the Code which are derived from interest income on tax-

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exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities (“Minnesota Sources”). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Fund generally will be subject to the regular Minnesota individual income tax. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Fund, including distributions from net short-term and long-term capital gains, generally are not exempt from the regular Minnesota individual income tax.

State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest distributions that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest distributions unlawfully discriminates against interstate commerce because interest income on obligations, is so included. This provision applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers’ federal alternative minimum taxable income, which includes federal tax preference items. The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest distribution of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition the entire portion of exempt-interest distributions that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest distributions that are paid by the Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Fund who are individuals, estates or trusts.

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PROXY VOTING POLICIES AND PROCEDURES

Funds Trust, Master Trust and Wells Fargo Variable Trust (the “Trusts”) and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when

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the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings may be posted on the Funds’ website (www.wellsfargofunds.com) simultaneous with or following the filing of such information with the SEC. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargofunds.com) on a monthly, seven-day delayed basis.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also

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release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (only with respect to the Funds that Wells Capital sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Oversight. On a quarterly basis, the Board exercises continuing oversight of the disclosure of Fund portfolio holdings by 1) reviewing a report describing the third parties to whom the Funds’ portfolio holdings information has been disclosed, and considering whether or not the release of information to such third parties is in the best interest of the Funds and their shareholders; 2) considering any conflicts that were raised regarding such disclosure between the interests of the Fund shareholders and those of the Fund’s investment advisor, principal underwriter or any affiliated person, and 3) considering whether any changes to the portfolio holdings disclosure policy are advisable.

CAPITAL STOCK

The Funds are sixteen of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund

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with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

As used in the Prospectuses and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of March     , 2005, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

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5% OWNERSHIP AS OF MARCH     , 2005

Fund	Name and Address	Type of Ownership	Percentage of Fund
CALIFORNIA TAX-FREE MONEY MARKET FUND

Class A	WELLS FARGO SERVICE COMPANY FBO Sweep Funds CATF Retail Sweep Operations 3401 N. 4th Avenue, #N9777-131 Sioux Falls, SD 51104-0783	Record

	WELLS FARGO INVESTMENTS, LLC c/o Alec O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record

	WELLS FARGO BANK, NA ATTN Cash Sweep Dept. MAC-N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

Service Class	WELLS FARGO BANK, NA ATTN Cash Sweep Dept. MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

	WELLS FARGO INST BROKERAGE SERVICES c/o Sean O’Farrell 608 2nd Ave. #N9303-054 Minneapolis, MN 55479-0001	Record

	TRAITEL HOLDING CORP c/o J P Morgan Private Bank PWM 1999 Avenue of the Stars 26th Floor Los Angeles, CA 90067	Record

CALIFORNIA TAX-FREE MONEY MARKET TRUST

Single Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

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Fund	Name and Address	Type of Ownership	Percentage of Fund
CASH INVESTMENT MONEY MARKET FUND

Administrator Class	WELLS FARGO INST BROKERAGE SYSTEMS ATTN: SEAN O’FARRELL 608 2nd Ave S # N9303-054 Minneapolis, MN 55402-1-16	Record

	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

Institutional Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

	WELLS FARGO INST BROKERAGE SERVICES c/o Sean O’Farrell 608 2nd Ave. #N9303-054 Minneapolis, MN 55479-0001	Record

Service Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

	WELLS FARGO INST BROKERAGE SERVICES c/o Sean O’Farrell 608 2nd Ave. #N9303-054 Minneapolis, MN 55479-0001	Record

	WELLS FARGO INVESTMENTS, LLC c/o Alec O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record

GOVERNMENT MONEY MARKET FUND

Administrator Class	WELLS FARGO INST BROKERAGE SERVICES c/o Sean O’Farrell 608 2nd Ave. #N9303-054 Minneapolis, MN 55479-0001	Record

	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

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Fund	Name and Address	Type of Ownership	Percentage of Fund
Class A	WELLS FARGO INVESTMENTS, LLC c/o Alec O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record

	WELLS FARGO BANK MN NA FBO Retirement Plan Svcs 99020308 P.O. Box 1533 Minneapolis, MN 55480-1533	Record

Institutional Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

	WELLS FARGO INVESTMENTS, LLC c/o Alec O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record

Service Class	WELLS FARGO BANK, NA ATTN Cash Sweep Dept. MAC N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

	WELLS FARGO INST BROKERAGE SERVICES c/o Sean O’Farrell 608 2nd Ave. S #N9303-054 Minneapolis, MN 55479-0001	Record

LIQUIDITY RESERVE MONEY MARKET FUND

	WELLS FARGO INVESTMENTS, LLC c/o Alex O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record

MINNESOTA MONEY MARKET FUND

Class A	WELLS FARGO INVESTMENTS, LLC c/o Alex O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record

MONEY MARKET FUND

Class A	WELLS FARGO SERVICE COMPANY FBO Sweep Funds FA Retail Sweep Operations 3401 N. 4th Avenue, #N9777-131 Sioux Falls, SD 57104-0783	Record

55

Fund	Name and Address	Type of Ownership	Percentage of Fund
	WELLS FARGO INVESTMENTS, LLC c/o Alex O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record

Class B	WELLS FARGO SERVICE COMPANY FBO Sweep Funds FB Retail Sweep Operations 3401 N. 4th Avenue, #N9777-131 Sioux Falls, SD 57104-0783	Record

MONEY MARKET TRUST

Single Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

NATIONAL TAX-FREE MONEY MARKET FUND

Class A	WELLS FARGO SERVICE COMPANY FBO Sweep Funds NTF Retail Sweep Operations 3401 N. 4th Avenue, #N9777-131 Sioux Falls, SD 57104-0783	Record

	WELLS FARGO INVESTMENTS, LLC c/o Alex O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record

Institutional Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

	WELLS FARGO INST BROKERAGE SERVICES c/o Sean O’Farrell 608 2nd Ave. S #N9303-054 Minneapolis, MN 55479-0001	Record

	ENSCO INTERNATIONAL SERVICES 500 N. Akard St,. Ste. 4300 Dallas, TX 75201-3331	Record

Service Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

56

Fund	Name and Address	Type of Ownership	Percentage of Fund
	WELLS FARGO INVESTMENTS, LLC c/o Alex O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record

	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

	WELLS FARGO INST BROKERAGE SERVICES ATTN: Sean O’Farrell 608 2nd Ave. S #N9303-054 Minneapolis, MN 55479-0001	Record

NATIONAL TAX-FREE MONEY MARKET TRUST

Single Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

OVERLAND EXPRESS SWEEP FUND

Single Class	WELLS FARGO BANK MAC #A0247-010 Sweep Dept Operations 3440 Walnut Avenue Bldg B Freemont, CA 94538-2210	Record

	WELLS FARGO BANK MAC #A0247-010 Sweep Dept Operations 3440 Walnut Avenue Bldg B Freemont, CA 94538-2210	Record

PRIME INVESTMENT MONEY MARKET FUND

Institutional Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

	WELLS FARGO INST BROKERAGE SERVICES ATTN: Sean O’Farrell 608 2nd Ave. S #N9303-054 Minneapolis, MN 55479-0001	Record

57

Fund	Name and Address	Type of Ownership	Percentage of Fund
	IMATION CORPORATION 1 Imation Place 301-2W-14 Oakdale, MN 55128-3414	Record

Service Class	WELL FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

	WELLS FARGO BANK, N.A. C/O Alec O’Connor 625 Marquette Ave, Fl 12 Minneapolis, MN 55402-2308	Record

TREASURY PLUS MONEY MARKET FUND

Class A	WELLS FARGO BANK MAC# A0247-010 Sweep Department Operations 3440 Walnut Ave Bldg B Fremont, CA 94538-2210	Record

	HARE & CO Bank of New York 1 Wall Str Fl 2 New York, NY 10005-2501	Record

	WELLS FARGO BANK MAC# A0247-010 Sweep Department Operations 3440 Walnut Ave Bldg B Fremont, CA 94538-2210	Record

	WELLS FARGO BANK, N.A. C/O Alec O’Connor 625 Marquette Ave, Fl 12 Minneapolis, MN 55402-2308	Record

Institutional Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

58

Fund	Name and Address	Type of Ownership	Percentage of Fund
	WELLS FARGO INST BROKERAGE SERVICES ATTN: Sean O’Farrell 608 2nd Ave. S. # N9303-054 Minneapolis, MN 55402-1916	Record

	DEVI P KATRAGADDA & CHANDRIKA KATRAGADDA JTWROS 10806 Ramsgate Bakersfield, CA 93311-2936	Record

Service Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

100% TREASURY MONEY MARKET FUND

Class A	WELLS FARGO INVESTMENTS, LLC c/o Alex O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record

Service Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept. MAC: N9306-04C 733 Marquette Ave. Minneapolis, MN 55479-0001	Record

	WELLS FARGO INST BROKERAGE SERVICES ATTN: Sean O’Farrell 608 2nd Ave. S #N9303-054 Minneapolis, MN 55479-0001	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

59

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments, financial statements, financial highlights and independent registered public accounting firm’s report for the Funds for the year ended March 31, 2004 and the unaudited financial statements for those Funds for the semi-annual period ended September 30, 2004, are hereby incorporated by reference to the Annual Report and Semi-Annual Report, respectively.

60

APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

WELLS FARGO FUNDS TRUST

File Nos. 333-74295; 811-09253

PART C

OTHER INFORMATION

Item 23.	Exhibits.

Exhibit Number		Description

(a)	-	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

(b)	-	Not Applicable.

(c)	-	Not Applicable.

(d)(1)(i)	-	Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Schedule A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(ii)	-	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(2)(i)	-	Investment Sub-Advisory Agreement with Barclays Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

(ii)	-	Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(iii)	-	Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(iv)	-	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(v)	-	Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(vi)	-	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and Appendix A to Schedule A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(vii)	-	Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(viii)	-	Not Applicable.

(ix)	-	Investment Sub-Advisory Agreement with Cadence Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(x)	-	Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(xi)	-	Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(xii)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(xiii)	-	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004.

(e)	-	Amended and Restated Distribution Agreement along with Form of Selling Agreement, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(f)	-	Not Applicable.

(g)(1)	-	Not Applicable.

(2)	-	Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(i)	-	Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 75, filed August 1, 2004.

(3)	-	Securities Lending Agreement by and among Wells Fargo Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Exhibit A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(4)	-	Not Applicable.

(h)(1)	-	Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(2)	-	Accounting Services Agreement with PFPC Inc., incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002; Exhibit A, incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004.

(3)	-	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Amendment to Transfer Agreement, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(4)	-	Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(5)	-	Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

(i)	-	Legal Opinion, filed herewith.

(j)(A)	-	Not Applicable.

(j)(1)	-	Power of Attorney, Robert C. Brown, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(2)	-	Not Applicable.

(3)	-	Not Applicable.

(4)	-	Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(5)	-	Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(6)	-	Not Applicable.

(7)	-	Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(8)	-	Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(9)	-	Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(10)	-	Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(11)	-	Not Applicable.

(12)	-	Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(13)	-	Not Applicable.

(14)	-	Power of Attorney, Stacie D. DeAngelo, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(k)	-	Not Applicable.

(l)	-	Not Applicable.

(m)	-	Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 23, filed July 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004 (see Exhibit (e) above for related Distribution Agreement).

(n)	-	Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004.

(o)	-	Not Applicable.

(p)(1)	-	Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(2)	-	Wells Fargo Funds Management, LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(3)	-	Barclays Global Investors, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(4)	-	RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

(5)	-	Appendix A to the Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(6)	-	Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(7)	-	Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

(8)	-	Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(9)	-	Wells Capital Management Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(10)	-	Cadence Capital Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(11)	-	Not Applicable.

(12)	-	Sutter Advisors LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

(13)	-	Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(14)	-	LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(15)	-	Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004.

Item 24.	Persons Controlled by or Under Common Control with the Fund.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 25.	Indemnification.

Article V of the Registrant’s Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant’s Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section 3.9 of the Registrant’s Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26.	Business and Other Connections of Investment Adviser.

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC (“Funds Management”) assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. (“Wells Fargo Bank”). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the “Trust”) and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of the Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) Peregrine Capital Management, Inc. (“Peregrine”), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) Schroder Investment Management North America Inc. (“Schroder”), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited (“Schroder Ltd.”) is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(f) Galliard Capital Management, Inc. (“Galliard”), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(g) Smith Asset Management Group, L.P. (“Smith”), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) (“RCM”), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(i) Cadence Capital Management (“Cadence”) serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust (“Master Trust”) in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(j) Sutter Advisors LLC (“Sutter”) serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(k) Systematic Financial Management, L.P. (“Systematic”) serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(l) LSV Asset Management (“LSV”) serves as sub-adviser to Overseas Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(m) Cooke & Bieler, L.P. (“Cooke & Bieler”) serves as the sub-adviser to the Wells Fargo C&B Large Cap Value Fund, Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27.	Principal Underwriters.

(a) Stephens Inc. (“Stephens”), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

(b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 501-15510).

(c) Not Applicable.

Item 28.	Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

(c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

(e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

(f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

(g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

(h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

(i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

(j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

(k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

(l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

(m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

(n) Sutter Advisors LLC maintains all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, California 94104.

(o) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

(p) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(q) Cooke & Bieler, L.P. will maintain all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

Item 29.	Management Services.

Other than as set forth under the captions “Organization and Management of the Funds” in the Prospectuses constituting Part A of this Registration Statement and “Management” in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a) under the Securities Act of 1933, has been signed on behalf of the Trust by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 26th day of January, 2005.

WELLS FARGO FUNDS TRUST

By:	/s/ CAROL J. LORTS
Carol J. Lorts
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 80 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

* Robert C. Brown	Trustee

* Thomas S. Goho	Trustee

* Peter G. Gordon	Trustee

* Richard M. Leach	Trustee

* J. Tucker Morse	Trustee

* Timothy J. Penny	Trustee

* Donald C. Willeke	Trustee

* Karla M. Rabusch	President (Principal Executive Officer)

* Stacie D. DeAngelo	Treasurer (Principal Financial Officer)

01/26/2005

By:	/s/ CAROL J. LORTS
Carol Lorts

January 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a) under the Securities Act of 1933, has been signed on behalf of the Trust by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 26th day of January, 2005.

WELLS FARGO MASTER TRUST

By:	/s/ CAROL J. LORTS
Carol J. Lorts
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 80 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

* Robert C. Brown	Trustee

* Thomas S. Goho	Trustee

* Peter G. Gordon	Trustee

* Richard M. Leach	Trustee

* J. Tucker Morse	Trustee

* Timothy J. Penny	Trustee

* Donald C. Willeke	Trustee

* Karla M. Rabusch	President (Principal Executive Officer)

* Stacie D. DeAngelo	Treasurer (Principal Financial Officer)

01/26/2005

By:	/s/ CAROL J. LORTS
Carol Lorts

January 26, 2005

WELLS FARGO FUNDS TRUST

FILE NOS. 333-74295; 811-09253

EXHIBIT INDEX

Exhibit Number		Description

EX-99.B	(i)	Legal Opinion